UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway, Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2023

2023 Annual Report

iShares Trust

•	iShares S&P 100 ETF | OEF | NYSE Arca
•	iShares S&P 500 Growth ETF | IVW | NYSE Arca
•	iShares S&P 500 Value ETF | IVE | NYSE Arca
•	iShares S&P Small-Cap 600 Value ETF | IJS | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

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Fund Summary as of March 31, 2023	iShares® S&P 100 ETF

Investment Objective

The iShares S&P100 ETF(the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization U.S. equities, as represented by the S&P 100® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.80)%	11.88%	12.31%	(8.80)%	75.32%	219.40%

Fund Market	(8.93)	11.87	12.32	(8.93)	75.21	219.64

Index	(8.62)	12.11	12.53	(8.62)	77.14	225.73

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,161.80	$1.08		$1,000.00	$1,023.93	$1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® S&P 100 ETF

Portfolio Management Commentary

Mega-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The consumer discretionary sector detracted the most from the Index’s return for the reporting period. While consumer spending continued to grow, rising inflation drove up companies’ costs, and consumers increasingly sought bargains as higher prices eroded personal spending power.

Within the sector, the internet and direct marketing retail industry detracted significantly from the Index’s performance. The sharp rise in e-commerce, which boosted the industry early in the pandemic, waned as more workers returned to the office and brick-and-mortar retailers gained market share. Overbuilding of warehouses during the online shopping surge created excess capacity, which weighed on industry cash flow. Slowing revenue growth from data cloud services further pressured the industry’s profitability. The automobiles industry also declined amid concerns about the market for electric vehicles (“EVs”) in the weakening economy. While EV sales continued to grow, production did not meet analysts’ expectations, and price discounts on some new models negatively impacted revenues. Increased competition from both domestic and international manufacturers also weighed on the industry, as more automakers expanded their EV offerings.

The communication services sector also detracted, as the rising interest rate environment negatively impacted the interactive media and services industry, particularly high-valuation stocks with growth prospects. Demand for online advertisements slowed during the reporting period, as businesses cut back on marketing expenditures in a more challenging economic environment. Stiff competition among companies producing disruptive new artificial intelligence products also pressured the industry.

On the upside, energy sector stocks contributed to the Index’s return. Relatively high average prices of energy commodities following Russia’s invasion of Ukraine supported profitability in the oil, gas, and consumable fuels industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	31.6%
Health Care	13.4
Financials	12.4
Consumer Discretionary	11.4
Communication Services	11.2
Consumer Staples	7.9
Industrials	5.3
Energy	3.8
Utilities	1.5
Other (each representing less than 1%)	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	10.8%
Microsoft Corp.	9.4
Amazon.com, Inc.	4.1
NVIDIA Corp.	3.0
Alphabet, Inc., Class A	2.7
Tesla, Inc.	2.5
Berkshire Hathaway, Inc., Class B	2.4
Alphabet, Inc., Class C, NVS	2.4
Meta Platforms, Inc., Class A	2.1
Exxon Mobil Corp.	2.0

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® S&P 500 Growth ETF

Investment Objective

The iShares S&P 500 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 500 Growth Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.48)%	11.70%	13.42%	(15.48)%	73.89%	252.19%

Fund Market	(15.56)	11.68	13.42	(15.56)	73.72	252.36

Index	(15.33)	11.90	13.62	(15.33)	75.42	258.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,111.20	$0.95		$1,000.00	$1,024.03	$0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® S&P 500 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. Large-capitalization growth stocks, which derive a significant portion of their price from investors’ expectations of future growth, faced significant headwinds relative to other equities. Growth stocks are particularly sensitive to interest rates, which rose notably as the Fed sharply tightened monetary policy.

The consumer discretionary sector detracted the most from the Index’s return, particularly the internet and direct marketing retail industry. The sharp rise in e-commerce, which boosted the industry early in the pandemic, waned as more workers returned to the office and brick-and-mortar retailers gained market share. Excess warehouse capacity weighed on industry cash flow, and slowing revenue growth from data cloud services pressured profitability. The automobiles industry also declined amid concerns about the market for electric vehicles (“EVs”) in the weakening economy. While EV sales increased, production did not meet analysts expectations.

The information technology sector also detracted significantly from the Index’s return, as sharply higher interest rates reduced the current value of future earnings. Furthermore, increased concerns about economic growth tempered investors’ growth expectations for information technology stocks. The software and services industry declined notably amid high inflation and slow growth, as cuts to corporate information technology budgets reduced revenue growth. Slowing growth in cloud-based software sales further constrained earnings.

The communication services sector also detracted, as the rising interest rate environment negatively impacted the interactive media and services industry, particularly high-valuation stocks with growth prospects. Demand for online advertisements slowed, as businesses cut back on marketing expenditures in a more challenging economic environment. Stiff competition among companies producing disruptive new artificial intelligence products also pressured the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	33.9%

Health Care	18.7

Consumer Discretionary	9.8

Financials	7.3

Energy	7.3

Consumer Staples	7.1

Communication Services	7.0

Industrials	5.4

Materials	2.2

Other (each representing less than 1%)	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	13.4%

Microsoft Corp.	6.8

NVIDIA Corp.	3.7

Alphabet, Inc., Class A	3.4

Tesla, Inc.	3.1

Alphabet, Inc., Class C, NVS	3.0

Exxon Mobil Corp.	2.5

UnitedHealth Group, Inc.	2.4

Amazon.com, Inc.	2.3

Visa, Inc., Class A	2.0

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® S&P 500 Value ETF

Investment Objective

The iShares S&P 500 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 500 Value Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.35)%	9.29%	9.98%	(0.35)%	55.90%	159.00%
Fund Market	(0.43)	9.28	9.99	(0.43)	55.87	159.15
Index	(0.16)	9.47	10.17	(0.16)	57.19	163.36

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,193.70	$0.98		$1,000.00	$1,024.03	$0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023 (continued)	iShares® S&P 500 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks declined marginally for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges, as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. As the Fed raised interest rates to fight persistently high inflation, investors became concerned about the long-term effect on loan growth and credit losses. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks. The financial services industry also faced headwinds, as inflationary pressure and high interest rates reduced the value of many of the industry’s equity holdings. The impact of a large hurricane in 2022 further dented earnings in the industry.

The real estate sector also detracted significantly from the Index’s return, as higher interest rates weighed on the equity real estate investment trusts (“REITs”) industry. REITs typically take on substantial debt in order to finance the purchase of the properties they manage, and higher interest rates make financing more expensive.

On the upside, stocks in the energy sector contributed to the Index’s return despite lower oil prices and a sharp decline in the price of natural gas. The price of oil and natural gas surged in the aftermath of Russia’s invasion of Ukraine. While prices subsequently fell as markets stabilized, the relatively high average prices of energy commodities supported profitability in the oil, gas, and consumable fuels industry. The information technology and consumer discretionary sectors also contributed, as a software company and an internet retailer were added to the Index upon rebalancing in December 2022 and advanced thereafter.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.3%
Information Technology	17.2
Industrials	12.3
Consumer Discretionary	10.5
Communication Services	9.4
Health Care	9.1
Consumer Staples	7.4
Utilities	5.5
Real Estate	4.6
Materials	3.1
Energy	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	5.6%
Berkshire Hathaway, Inc., Class B	3.5
Amazon.com, Inc.	3.1
Meta Platforms, Inc., Class A	2.9
JPMorgan Chase & Co.	2.4
Cisco Systems, Inc.	1.3
Walmart, Inc.	1.3
Salesforce, Inc.	1.2
Bank of America Corp.	1.2
Walt Disney Co.	1.1

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® S&P Small-Cap 600 Value ETF

Investment Objective

The iShares S&P Small-Cap 600 Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P SmallCap 600 Value Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(7.08)%	6.05%	9.24%	(7.08)%	34.13%	141.90%

Fund Market	(7.17)	6.04	9.23	(7.17)	34.08	141.73

Index	(6.81)	6.30	9.45	(6.81)	35.70	146.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,143.80	$0.96		$1,000.00	$1,024.03	$0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2023 (continued)	iShares® S&P Small-Cap 600 Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges, as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. While bank profitability is typically supported by higher interest rates, persistently high inflation led to significant tightening from the Fed, and investors became concerned about the long-term effect of this tightening on loan growth and credit losses. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks led to government intervention to cover depositors and prevent a contagion effect. Despite government actions to contain the impact, these bank failures weighed heavily on the industry, as markets digested the long-term implications of the disruption.

The real estate sector detracted significantly from the Index’s return, as higher interest rates and changing usage patterns weighed on equity real estate investment trusts (“REITs”). REITs typically take on substantial debt to finance the purchase of the properties they manage, and higher interest rates make financing more expensive. Furthermore, higher interest rates also meant increased bond yields, making dividend yields from REITs comparatively less attractive to income-oriented investors. An ongoing oversupply of office space due to the shift toward remote work and more stringent lending standards after the failure of two prominent banks late in the reporting period negatively affected office REITs.

On the upside, industrials stocks contributed to the Index’s return. The capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Consumer Discretionary	19.8%
Financials	16.7
Industrials	16.3
Real Estate	11.3
Information Technology	8.8
Health Care	8.8
Materials	5.4
Consumer Staples	4.4
Energy	3.7
Communication Services	3.0
Utilities	1.8

(a) Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Insight Enterprises, Inc.	1.0%
Meritage Homes Corp.	1.0
Essential Properties Realty Trust, Inc.	0.8
Signet Jewelers Ltd.	0.8
John Bean Technologies Corp.	0.8
Group 1 Automotive, Inc.	0.7
Rogers Corp.	0.7
ABM Industries, Inc.	0.7
LXP Industrial Trust	0.6
Avista Corp.	0.6

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments March 31, 2023	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Boeing Co.(a)	186,200	$39,554,466
General Dynamics Corp.	74,510	17,003,927
Lockheed Martin Corp.	75,232	35,564,423
Raytheon Technologies Corp.	485,063	47,502,220

		139,625,036

Air Freight & Logistics — 0.9%
FedEx Corp.	76,790	17,545,747
United Parcel Service, Inc., Class B	241,653	46,878,266

		64,424,013

Automobiles — 2.9%
Ford Motor Co.	1,296,398	16,334,615
General Motors Co.	461,124	16,914,028
Tesla, Inc.(a)	890,519	184,747,072

		217,995,715

Banks — 3.8%
Bank of America Corp.	2,310,994	66,094,428
Citigroup, Inc.	641,314	30,071,213
JPMorgan Chase & Co.	971,217	126,559,287
U.S. Bancorp	460,756	16,610,254
Wells Fargo & Co.	1,261,696	47,162,197

		286,497,379

Beverages — 2.2%
Coca-Cola Co.	1,288,705	79,938,371
PepsiCo, Inc.	456,023	83,132,993

		163,071,364

Biotechnology — 2.3%
AbbVie, Inc.	585,563	93,321,175
Amgen, Inc.	176,805	42,742,609
Gilead Sciences, Inc.	412,896	34,257,981

		170,321,765

Broadline Retail — 4.0%
Amazon.com, Inc.(a)	2,951,894	304,901,131

Capital Markets — 1.9%
Bank of New York Mellon Corp.	244,295	11,100,765
BlackRock, Inc.(b)	49,586	33,178,984
Charles Schwab Corp.	505,047	26,454,362
Goldman Sachs Group, Inc.	112,127	36,677,863
Morgan Stanley	432,596	37,981,929

		145,393,903

Chemicals — 0.9%
Dow, Inc.	233,278	12,788,300
Linde PLC	163,083	57,966,221

		70,754,521

Communications Equipment — 0.9%
Cisco Systems, Inc.	1,360,238	71,106,441

Consumer Finance — 0.6%
American Express Co.	197,129	32,516,429
Capital One Financial Corp.	126,482	12,162,509

		44,678,938

Consumer Staples Distribution & Retail — 2.3%
Costco Wholesale Corp.	146,923	73,001,631
Target Corp.	152,415	25,244,496
Walgreens Boots Alliance, Inc.	237,624	8,217,038
Walmart, Inc.	464,329	68,465,311

		174,928,476

Security	Shares	Value

Diversified Telecommunication Services — 1.3%
AT&T Inc.	2,360,159	$45,433,061
Verizon Communications, Inc.	1,390,627	54,081,484

		99,514,545

Electric Utilities — 1.5%
Duke Energy Corp.	254,955	24,595,509
Exelon Corp.	329,359	13,796,848
NextEra Energy, Inc.	657,972	50,716,482
Southern Co.	360,472	25,081,642

		114,190,481

Electrical Equipment — 0.2%
Emerson Electric Co.	188,915	16,462,053

Entertainment — 1.5%
Netflix, Inc.(a)	147,460	50,944,481
Walt Disney Co.(a)	604,876	60,566,234

		111,510,715

Financial Services — 5.8%
Berkshire Hathaway, Inc., Class B(a)	596,569	184,202,610
Mastercard, Inc., Class A	279,366	101,524,398
PayPal Holdings, Inc.(a)	374,609	28,447,808
Visa, Inc., Class A	538,040	121,306,498

		435,481,314

Food Products — 0.6%
Kraft Heinz Co.	264,650	10,234,015
Mondelez International, Inc., Class A	450,990	31,443,023

		41,677,038

Ground Transportation — 0.5%
Union Pacific Corp.	202,598	40,774,873

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	577,316	58,459,018
Medtronic PLC	440,438	35,508,112

		93,967,130

Health Care Providers & Services — 2.4%
CVS Health Corp.	425,183	31,595,349
UnitedHealth Group, Inc.	309,372	146,206,113

		177,801,462

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.(a)	12,843	34,064,902
McDonald’s Corp.	242,515	67,809,619
Starbucks Corp.	380,546	39,626,255

		141,500,776

Household Products — 1.8%
Colgate-Palmolive Co.	276,386	20,770,408
Procter & Gamble Co.	781,139	116,147,558

		136,917,966

Industrial Conglomerates — 1.3%
3M Co.	182,545	19,187,305
General Electric Co.	360,676	34,480,626
Honeywell International, Inc.	221,229	42,281,286

		95,949,217

Insurance — 0.3%
American International Group, Inc.	246,147	12,395,963
MetLife, Inc.	218,299	12,648,244

		25,044,207

Interactive Media & Services — 7.1%
Alphabet, Inc., Class A(a)	1,972,098	204,565,726

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Alphabet, Inc., Class C, NVS(a)	1,719,182	$178,794,928
Meta Platforms, Inc., Class A(a)	736,975	156,194,481

		539,555,135

IT Services — 1.3%
Accenture PLC, Class A	208,514	59,595,386
International Business Machines Corp.	299,366	39,243,889

		98,839,275

Life Sciences Tools & Services — 1.7%
Danaher Corp.	217,033	54,700,997
Thermo Fisher Scientific, Inc.	129,861	74,847,985

		129,548,982

Machinery — 0.5%
Caterpillar, Inc.	172,314	39,432,336

Media — 0.9%
Charter Communications, Inc., Class A(a)	34,985	12,510,986
Comcast Corp., Class A	1,392,857	52,803,209

		65,314,195

Oil, Gas & Consumable Fuels — 3.8%
Chevron Corp.	589,030	96,106,135
ConocoPhillips	405,232	40,203,066
Exxon Mobil Corp.	1,363,515	149,523,055

		285,832,256

Pharmaceuticals — 5.8%
Bristol-Myers Squibb Co.	703,995	48,793,893
Eli Lilly & Co.	261,129	89,676,921
Johnson & Johnson	865,685	134,181,175
Merck & Co., Inc.	839,499	89,314,299
Pfizer, Inc.	1,858,632	75,832,186

		437,798,474

Retail REITs — 0.2%
Simon Property Group, Inc.	107,983	12,090,857

Semiconductors & Semiconductor Equipment — 6.8%
Advanced Micro Devices, Inc.(a)	533,868	52,324,403
Broadcom, Inc.	138,367	88,767,965
Intel Corp.	1,369,806	44,751,562
NVIDIA Corp.	814,534	226,253,109
QUALCOMM, Inc.	369,189	47,101,133
Texas Instruments, Inc.	300,055	55,813,230

		515,011,402

Software — 11.7%
Adobe, Inc.(a)	151,584	58,415,926

Security	Shares	Value

Software (continued)
Microsoft Corp.	2,464,726	$710,580,506
Oracle Corp.	508,872	47,284,386
Salesforce, Inc.(a)	331,110	66,149,156

		882,429,974

Specialized REITs — 0.4%
American Tower Corp.	154,167	31,502,485

Specialty Retail — 1.8%
Home Depot, Inc.	337,463	99,592,081
Lowe’s Cos., Inc.	200,224	40,038,793

		139,630,874

Technology Hardware, Storage & Peripherals — 10.8%
Apple Inc.	4,924,493	812,048,896

Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	412,453	50,583,236

Tobacco — 1.0%
Altria Group, Inc.	591,210	26,379,790
Philip Morris International, Inc.	513,299	49,918,328

		76,298,118

Wireless Telecommunication Services — 0.4%
T-Mobile U.S., Inc.(a)	196,117	28,405,586

Total Long-Term Investments — 99.7% (Cost: $6,642,321,886)		7,528,812,540

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(b)(c)(d)	14,929,868	14,929,868

Total Short-Term Securities — 0.2% (Cost: $14,929,868)		14,929,868

Total Investments — 99.9% (Cost: $6,657,251,754)		7,543,742,408
Other Assets Less Liabilities — 0.1%		4,285,132

Net Assets — 100.0%		$7,548,027,540

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2023	iShares® S&P 100 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$9,415,762	$—	$(9,448,345	)(b)	$32,574	$9	$—	—	$133,167	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,943,000	—	(2,013,132	)(b)	—	—	14,929,868	14,929,868	471,122		10
BlackRock, Inc.	37,188,333	7,561,373	(7,250,310)		2,166,228	(6,486,640)	33,178,984	49,586	497,404		—

					$2,198,802	$(6,486,631)	$48,108,852		$1,101,693		$10

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-mini Index	92	06/16/23	$19,034	$1,013,158

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,013,158	$—	$—	$—	$1,013,158

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,457,413)	$—	$—	$—	$(1,457,413)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(112,487)	$—	$—	$—	$(112,487)

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P 100 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$19,070,550

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$7,528,812,540	$—	$—	$7,528,812,540
Short-Term Securities
Money Market Funds	14,929,868	—	—	14,929,868

	$7,543,742,408	$—	$—	$7,543,742,408

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,013,158	$—	$—	$1,013,158

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments March 31, 2023	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
General Dynamics Corp.	196,450	$44,831,854
L3Harris Technologies, Inc.	156,703	30,751,397
Lockheed Martin Corp.	265,930	125,713,089
Northrop Grumman Corp.	170,732	78,830,379
TransDigm Group, Inc.	40,094	29,551,283

		309,678,002

Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	104,022	10,336,666
Expeditors International of Washington, Inc.	262,202	28,873,684

		39,210,350

Automobiles — 3.0%
Tesla, Inc.(a)	4,433,837	919,843,824

Beverages — 2.7%
Brown-Forman Corp., Class B, NVS	164,649	10,581,991
Coca-Cola Co.	4,170,633	258,704,365
Constellation Brands, Inc., Class A	149,685	33,812,345
Keurig Dr Pepper, Inc.	700,791	24,723,906
Monster Beverage Corp.(a)	1,258,178	67,954,194
PepsiCo, Inc.	2,270,549	413,921,083

		809,697,884

Biotechnology — 4.2%
AbbVie, Inc.	2,915,476	464,639,410
Amgen, Inc.	880,262	212,803,339
Biogen, Inc.(a)	111,439	30,983,385
Gilead Sciences, Inc.	2,055,791	170,568,979
Incyte Corp.(a)	304,623	22,015,104
Moderna, Inc.(a)	544,184	83,575,779
Regeneron Pharmaceuticals, Inc.(a)	177,259	145,648,403
Vertex Pharmaceuticals, Inc.(a)	423,844	133,540,529

		1,263,774,928

Broadline Retail — 2.4%
Amazon.com, Inc.(a)	6,760,671	698,309,708
Etsy, Inc.(a)(b)	120,900	13,459,797

		711,769,505

Building Products — 0.0%
Masco Corp.	261,921	13,022,712

Capital Markets — 1.0%
Ameriprise Financial, Inc.	173,976	53,323,644
Cboe Global Markets, Inc.	117,204	15,733,465
Charles Schwab Corp.	1,484,445	77,755,229
FactSet Research Systems, Inc.	37,897	15,730,666
MarketAxess Holdings, Inc.	30,211	11,821,262
Moody’s Corp.	121,946	37,317,915
MSCI, Inc., Class A	75,073	42,017,607
Nasdaq, Inc.	358,272	19,586,730
Raymond James Financial, Inc.	318,972	29,750,519

		303,037,037

Chemicals — 1.5%
Air Products & Chemicals, Inc.	366,145	105,160,505
Albemarle Corp.	193,012	42,663,373
CF Industries Holdings, Inc.	323,165	23,426,231
Corteva, Inc.	810,857	48,902,786
FMC Corp.	207,725	25,369,454
Linde PLC	495,244	176,029,527
Mosaic Co.	561,631	25,767,630

		447,319,506

Security	Shares	Value

Commercial Services & Supplies — 0.6%
Cintas Corp.	83,852	$38,796,643
Copart, Inc.(a)	705,812	53,084,121
Republic Services, Inc.	186,330	25,195,543
Rollins, Inc.	384,115	14,415,836
Waste Management, Inc.	361,230	58,941,899

		190,434,042

Communications Equipment — 0.4%
Arista Networks, Inc.(a)	407,827	68,457,840
Motorola Solutions, Inc.	151,494	43,346,978

		111,804,818

Construction & Engineering — 0.1%
Quanta Services, Inc.	235,378	39,223,390

Construction Materials — 0.1%
Vulcan Materials Co.	129,391	22,198,320

Consumer Finance — 0.3%
American Express Co.	480,933	79,329,899
Discover Financial Services	255,917	25,294,836

		104,624,735

Consumer Staples Distribution & Retail — 1.2%
Costco Wholesale Corp.	482,784	239,880,886
Dollar General Corp.	368,524	77,559,561
Dollar Tree, Inc.(a)(b)	343,563	49,318,469

		366,758,916

Distributors — 0.1%
Genuine Parts Co.	167,160	27,967,539
Pool Corp.	40,286	13,795,538

		41,763,077

Electric Utilities — 0.2%
NRG Energy, Inc.	177,163	6,074,919
PG&E Corp.(a)(b)	2,651,589	42,876,194

		48,951,113

Electrical Equipment — 0.1%
AMETEK, Inc.	189,360	27,519,689

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	980,011	80,086,499
CDW Corp.	140,657	27,412,642
Keysight Technologies, Inc.(a)(b)	159,112	25,693,406

		133,192,547

Energy Equipment & Services — 0.2%
Schlumberger NV	1,241,604	60,962,756

Entertainment — 0.3%
Activision Blizzard, Inc.	692,056	59,233,073
Electronic Arts, Inc.	291,995	35,170,798

		94,403,871

Financial Services — 4.1%
Fiserv, Inc.(a)(b)	721,664	81,569,682
FleetCor Technologies, Inc.(a)	64,865	13,676,785
Jack Henry & Associates, Inc.	120,447	18,153,772
Mastercard, Inc., Class A	1,390,885	505,461,518
Visa, Inc., Class A	2,678,870	603,978,030

		1,222,839,787

Food Products — 1.1%
Archer-Daniels-Midland Co.	440,714	35,107,277
Bunge Ltd.	101,294	9,675,603
Campbell Soup Co.	193,842	10,657,433
General Mills, Inc.	660,967	56,486,240
Hershey Co.	242,818	61,775,327

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Hormel Foods Corp.	345,212	$13,767,055
Kellogg Co.	233,078	15,606,903
Lamb Weston Holdings, Inc.	237,666	24,840,850
McCormick & Co., Inc., NVS	211,575	17,605,156
Mondelez International, Inc., Class A	1,213,704	84,619,443

		330,141,287

Gas Utilities — 0.1%
Atmos Energy Corp.	144,293	16,212,762

Ground Transportation — 0.8%
CSX Corp.	1,662,035	49,761,328
JB Hunt Transport Services, Inc.	136,724	23,989,593
Old Dominion Freight Line, Inc.(b)	149,756	51,042,835
Union Pacific Corp.	504,302	101,495,821

		226,289,577

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	1,494,644	151,347,651
Boston Scientific Corp.(a)(b)	1,250,361	62,555,561
Dexcom, Inc.(a)	637,751	74,093,911
Hologic, Inc.(a)	406,450	32,800,515
IDEXX Laboratories, Inc.(a)(b)	66,905	33,457,852
Insulet Corp.(a)(b)	114,312	36,460,956
Intuitive Surgical, Inc.(a)(b)	282,928	72,279,616
ResMed, Inc.	131,319	28,757,548

		491,753,610

Health Care Providers & Services — 3.9%
Cigna Group	241,187	61,630,514
Elevance Health, Inc.	393,759	181,054,326
HCA Healthcare, Inc.	188,601	49,730,312
Humana, Inc.	131,785	63,976,346
McKesson Corp.	104,101	37,065,161
Molina Healthcare, Inc.(a)	96,210	25,735,213
Quest Diagnostics, Inc.	121,093	17,132,237
UnitedHealth Group, Inc.	1,540,313	727,936,521

		1,164,260,630

Hotels, Restaurants & Leisure — 1.7%
Chipotle Mexican Grill, Inc.(a)	45,558	77,826,276
Domino’s Pizza, Inc.	26,620	8,781,139
Hilton Worldwide Holdings, Inc.	211,325	29,769,353
Marriott International, Inc., Class A	225,963	37,518,897
McDonald’s Corp.	748,579	209,310,174
Starbucks Corp.	966,249	100,615,508
Yum! Brands, Inc.	295,388	39,014,847

		502,836,194

Household Durables — 0.1%
DR Horton, Inc.	258,365	25,239,677

Household Products — 1.4%
Clorox Co.	92,190	14,588,146
Colgate-Palmolive Co.	756,525	56,852,854
Kimberly-Clark Corp.	266,833	35,814,325
Procter & Gamble Co.	2,139,113	318,064,712

		425,320,037

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	651,856	15,696,692

Insurance — 1.9%
Aon PLC, Class A	223,413	70,439,885
Arch Capital Group Ltd.(a)(b)	609,054	41,336,495
Arthur J. Gallagher & Co.	223,270	42,713,783
Brown & Brown, Inc.	230,376	13,228,190

Security	Shares	Value

Insurance (continued)
Chubb Ltd.	389,905	$75,711,753
Everest Re Group Ltd.	37,168	13,306,887
Globe Life, Inc.	105,245	11,579,055
Marsh & McLennan Cos., Inc.	522,224	86,976,407
Principal Financial Group, Inc.	229,537	17,059,190
Progressive Corp.	964,230	137,942,744
Travelers Cos., Inc.	206,258	35,354,684
W R Berkley Corp.	337,195	20,993,761

		566,642,834

Interactive Media & Services — 6.3%
Alphabet, Inc., Class A(a)	9,818,842	1,018,508,481
Alphabet, Inc., Class C, NVS(a)	8,559,651	890,203,704

		1,908,712,185

IT Services — 0.7%
Accenture PLC, Class A	508,716	145,396,120
EPAM Systems, Inc.(a)	64,568	19,305,832
Gartner, Inc.(a)	130,080	42,376,161
VeriSign, Inc.(a)	73,911	15,619,612

		222,697,725

Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	292,473	40,460,715
Bio-Techne Corp.	123,311	9,148,443
Danaher Corp.	1,080,527	272,336,025
IQVIA Holdings, Inc.(a)	146,781	29,193,273
Mettler-Toledo International, Inc.(a)	23,746	36,336,367
Thermo Fisher Scientific, Inc.	646,622	372,693,522
Waters Corp.(a)	97,900	30,312,777

		790,481,122

Machinery — 1.4%
Caterpillar, Inc.	514,814	117,810,036
Cummins, Inc.	119,315	28,501,967
Deere & Co.	445,767	184,048,279
IDEX Corp.	71,128	16,432,702
Illinois Tool Works, Inc.	233,159	56,762,558
Snap-on, Inc.	49,622	12,251,176

		415,806,718

Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	2,358,556	96,488,526
Nucor Corp.	416,773	64,378,925
Steel Dynamics, Inc.	274,702	31,057,808

		191,925,259

Multi-Utilities — 0.2%
Sempra Energy	310,584	46,947,877
WEC Energy Group, Inc.	270,424	25,633,491

		72,581,368

Oil, Gas & Consumable Fuels — 7.0%
APA Corp.	530,674	19,136,104
Chevron Corp.	2,932,752	478,507,816
ConocoPhillips	2,017,642	200,170,263
Coterra Energy, Inc.	1,298,911	31,875,276
Devon Energy Corp.	1,079,838	54,650,601
Diamondback Energy, Inc.	302,171	40,844,454
EOG Resources, Inc.	968,401	111,007,807
EQT Corp.	605,976	19,336,694
Exxon Mobil Corp.	6,788,776	744,457,176
Hess Corp.	457,156	60,500,025
Marathon Oil Corp.	1,046,435	25,072,583
Marathon Petroleum Corp.	360,129	48,556,193
Occidental Petroleum Corp.(b)	1,200,608	74,953,957

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	736,127	$46,773,510
Pioneer Natural Resources Co.	391,357	79,930,754
Targa Resources Corp.	373,177	27,223,262
Williams Cos., Inc.	2,005,481	59,883,663

		2,122,880,138

Pharmaceuticals — 6.4%
Bristol-Myers Squibb Co.	3,505,079	242,937,026
Eli Lilly & Co.	1,300,172	446,505,068
Johnson & Johnson	2,672,282	414,203,710
Merck & Co., Inc.	4,179,795	444,688,390
Pfizer, Inc.	9,253,884	377,558,467

		1,925,892,661

Professional Services — 1.0%
Automatic Data Processing, Inc.	683,044	152,066,086
Broadridge Financial Solutions, Inc.	93,375	13,685,974
CoStar Group, Inc.(a)	669,760	46,112,976
Equifax, Inc.(b)	99,169	20,115,440
Leidos Holdings, Inc.	147,205	13,551,692
Paychex, Inc.	301,082	34,500,986
Verisk Analytics, Inc.	118,770	22,787,212

		302,820,366

Semiconductors & Semiconductor Equipment — 9.0%
Advanced Micro Devices, Inc.(a)	1,435,356	140,679,242
Analog Devices, Inc.	392,670	77,442,377
Applied Materials, Inc.	1,389,840	170,714,047
Broadcom, Inc.	413,373	265,195,314
Enphase Energy, Inc.(a)	223,787	47,057,930
First Solar, Inc.(a)	163,565	35,575,388
KLA Corp.	228,272	91,119,334
Lam Research Corp.	222,503	117,953,290
Microchip Technology, Inc.	441,413	36,981,581
Monolithic Power Systems, Inc.	73,977	37,028,448
NVIDIA Corp.	4,055,520	1,126,501,790
NXP Semiconductors NV	252,880	47,155,798
ON Semiconductor Corp.(a)(b)	712,225	58,630,362
QUALCOMM, Inc.	1,838,187	234,515,898
SolarEdge Technologies, Inc.(a)	92,047	27,977,686
Teradyne, Inc.	125,029	13,441,868
Texas Instruments, Inc.	941,219	175,076,146

		2,703,046,499

Software — 9.9%
Adobe, Inc.(a)	354,766	136,716,173
Autodesk, Inc.(a)	195,513	40,697,986
Cadence Design Systems, Inc.(a)(b)	452,030	94,966,983
Fair Isaac Corp.(a)(b)	41,527	29,180,608
Fortinet, Inc.(a)	1,068,070	70,983,932
Gen Digital, Inc.	502,843	8,628,786
Intuit, Inc.	245,455	109,431,203
Microsoft Corp.	7,117,532	2,051,984,476
Oracle Corp.	1,494,793	138,896,166
Paycom Software, Inc.(a)(b)	79,436	24,149,338
PTC, Inc.(a)	176,375	22,616,566
ServiceNow, Inc.(a)(b)	334,602	155,496,241
Synopsys, Inc.(a)	251,315	97,070,419
Tyler Technologies, Inc.(a)	32,088	11,379,688

		2,992,198,565

Security	Shares	Value

Specialized REITs — 0.8%
American Tower Corp.	406,412	$83,046,228
Extra Space Storage, Inc.	110,908	18,070,240
Iron Mountain, Inc.	303,628	16,064,958
Public Storage	161,421	48,771,741
SBA Communications Corp.	99,560	25,992,129
VICI Properties, Inc.	945,471	30,841,264
Weyerhaeuser Co.	686,101	20,672,223

		243,458,783

Specialty Retail — 2.5%
AutoZone, Inc.(a)	30,898	75,951,919
Home Depot, Inc.	890,461	262,792,850
Lowe’s Cos., Inc.	687,873	137,553,964
O’Reilly Automotive, Inc.(a)	102,806	87,280,238
TJX Cos., Inc.	1,219,136	95,531,497
Tractor Supply Co.	181,966	42,769,289
Ulta Beauty, Inc.(a)	84,099	45,890,301

		747,770,058

Technology Hardware, Storage & Peripherals — 13.4%
Apple Inc.	24,518,598	4,043,116,810

Tobacco — 0.7%
Altria Group, Inc.	1,530,637	68,297,023
Philip Morris International, Inc.	1,380,032	134,208,112

		202,505,135

Trading Companies & Distributors — 0.3%
Fastenal Co.	459,642	24,793,090
WW Grainger, Inc.	74,335	51,202,691

		75,995,781

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)(b)	663,941	96,165,214

Total Long-Term Investments — 99.8% (Cost: $22,700,936,556)		30,104,478,496

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	237,619,273	237,690,559
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	41,154,407	41,154,407

Total Short-Term Securities — 0.9% (Cost: $278,820,244)		278,844,966

Total Investments — 100.7% (Cost: $22,979,756,800)		30,383,323,462
Liabilities in Excess of Other Assets — (0.7)%		(219,231,977)

Net Assets — 100.0%		$30,164,091,485

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$67,653,659	$169,841,502	(a)	$—		$186,798	$8,600	$237,690,559	237,619,273	$513,312	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	48,780,000	—		(7,625,593)	(a)	—	—	41,154,407	41,154,407	1,128,251		33
BlackRock Inc.	107,435,424	16,523,814		(115,599,167)		18,390,580	(26,750,651)	—	—	—		—

						$18,577,378	$(26,742,051)	$278,844,966		$1,641,563		$33

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-mini Index	251	06/16/23	$51,929	$2,541,292

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,541,292	$—	$—	$—	$2,541,292

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,359,505)	$—	$—	$—	$(5,359,505)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(342,514)	$—	$—	$—	$(342,514)

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$59,189,666

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$30,104,478,496	$—	$—	$30,104,478,496
Short-Term Securities
Money Market Funds	278,844,966	—	—	278,844,966

	$30,383,323,462	$—	$—	$30,383,323,462

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,541,292	$—	$—	$2,541,292

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.6%
Boeing Co.(a)(b)	853,705	$181,352,553
General Dynamics Corp.	160,996	36,740,897
Howmet Aerospace, Inc.	559,665	23,713,006
Huntington Ingalls Industries, Inc.	60,062	12,434,035
L3Harris Technologies, Inc.	144,272	28,311,937
Lockheed Martin Corp.	100,034	47,289,073
Northrop Grumman Corp.	61,155	28,236,487
Raytheon Technologies Corp.	2,223,974	217,793,774
Textron, Inc.(b)	317,310	22,411,605
TransDigm Group, Inc.	41,630	30,683,392

		628,966,759

Air Freight & Logistics — 1.2%
CH Robinson Worldwide, Inc.	81,620	8,110,579
FedEx Corp.	352,520	80,547,295
United Parcel Service, Inc., Class B	1,107,952	214,931,609

		303,589,483

Automobile Components — 0.3%
Aptiv PLC(a)	411,893	46,210,276
BorgWarner, Inc.	356,675	17,516,309

		63,726,585

Automobiles — 0.6%
Ford Motor Co.	5,943,963	74,893,934
General Motors Co.	2,117,228	77,659,923

		152,553,857

Banks — 6.7%
Bank of America Corp.	10,595,776	303,039,194
Citigroup, Inc.	2,940,378	137,874,324
Citizens Financial Group, Inc.	747,124	22,690,156
Comerica, Inc.	197,314	8,567,374
Fifth Third Bancorp	1,037,452	27,637,721
First Republic Bank(b)	285,111	3,988,703
Huntington Bancshares, Inc.	2,183,344	24,453,453
JPMorgan Chase & Co.	4,452,965	580,265,869
KeyCorp	1,417,129	17,742,455
M&T Bank Corp.	256,517	30,671,738
PNC Financial Services Group, Inc.	608,760	77,373,396
Regions Financial Corp.	1,417,140	26,302,118
Truist Financial Corp.	2,014,287	68,687,187
U.S. Bancorp	2,115,061	76,247,949
Wells Fargo & Co.	5,784,802	216,235,899
Zions Bancorp N.A.	225,392	6,745,982

		1,628,523,518

Beverages — 0.8%
Brown-Forman Corp., Class B, NVS	124,035	7,971,729
Coca-Cola Co.	2,068,027	128,279,715
Constellation Brands, Inc., Class A	108,377	24,481,281
Keurig Dr Pepper, Inc.	645,417	22,770,312
Molson Coors Beverage Co., Class B	286,889	14,826,423

		198,329,460

Biotechnology — 0.1%
Biogen, Inc.(a)	115,634	32,149,721

Broadline Retail — 3.3%
Amazon.com, Inc.(a)	7,308,505	754,895,482
eBay, Inc.	826,646	36,678,283
Etsy, Inc.(a)(b)	79,477	8,848,174

		800,421,939

Security	Shares	Value

Building Products — 0.9%
A O Smith Corp.	191,159	$13,218,645
Allegion PLC	134,013	14,303,208
Carrier Global Corp.	1,265,915	57,915,611
Johnson Controls International PLC	1,043,293	62,827,104
Masco Corp.	98,465	4,895,680
Trane Technologies PLC	347,764	63,981,621

		217,141,869

Capital Markets — 4.9%
Bank of New York Mellon Corp.	1,116,636	50,739,940
BlackRock, Inc.(c)	227,356	152,128,447
Cboe Global Markets, Inc.	52,667	7,070,018
Charles Schwab Corp.	951,452	49,837,056
CME Group, Inc., Class A	546,114	104,591,753
FactSet Research Systems, Inc.	23,472	9,742,992
Franklin Resources, Inc.	434,792	11,713,296
Goldman Sachs Group, Inc.	514,098	168,166,597
Intercontinental Exchange, Inc.	848,409	88,480,575
Invesco Ltd.	685,134	11,236,198
MarketAxess Holdings, Inc.	28,919	11,315,716
Moody’s Corp.	126,521	38,717,956
Morgan Stanley	1,983,428	174,144,978
MSCI, Inc., Class A	52,233	29,234,288
Nasdaq, Inc.	183,852	10,051,189
Northern Trust Corp.	315,982	27,847,494
S&P Global, Inc.	499,763	172,303,289
State Street Corp.	529,517	40,079,142
T Rowe Price Group, Inc.	340,166	38,404,741

		1,195,805,665

Chemicals — 2.1%
Celanese Corp., Class A	152,193	16,572,296
Corteva, Inc.	333,558	20,116,883
Dow, Inc.	1,070,095	58,662,608
DuPont de Nemours, Inc.	695,480	49,914,599
Eastman Chemical Co.	180,344	15,210,213
Ecolab, Inc.	376,187	62,270,234
International Flavors & Fragrances, Inc.	388,055	35,685,538
Linde PLC	291,619	103,653,057
LyondellBasell Industries NV, Class A	387,049	36,340,031
PPG Industries, Inc.	357,321	47,730,939
Sherwin-Williams Co.	357,791	80,420,683

		526,577,081

Commercial Services & Supplies — 0.3%
Cintas Corp.	53,692	24,842,214
Republic Services, Inc.	140,649	19,018,558
Waste Management, Inc.	231,177	37,721,151

		81,581,923

Communications Equipment — 1.6%
Cisco Systems, Inc.	6,236,613	326,018,944
F5, Inc.(a)	91,678	13,356,568
Juniper Networks, Inc.	493,902	17,000,107
Motorola Solutions, Inc.	114,179	32,670,037

		389,045,656

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	94,084	33,405,465
Vulcan Materials Co.	83,347	14,299,011

		47,704,476

Consumer Finance — 0.7%
American Express Co.	460,944	76,032,713
Capital One Financial Corp.	578,872	55,664,331

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Discover Financial Services	170,964	$16,898,082
Synchrony Financial	666,265	19,374,986

		167,970,112

Consumer Staples Distribution & Retail — 2.8%
Costco Wholesale Corp.	229,040	113,803,105
Kroger Co.	990,424	48,897,233
Sysco Corp.	770,605	59,513,824
Target Corp.	698,799	115,742,078
Walgreens Boots Alliance, Inc.	1,086,341	37,565,672
Walmart, Inc.	2,128,924	313,909,844

		689,431,756

Containers & Packaging — 0.5%
Amcor PLC	2,259,553	25,713,713
Avery Dennison Corp.	123,073	22,021,452
Ball Corp.	476,620	26,266,528
International Paper Co.	541,018	19,509,109
Packaging Corp. of America	140,831	19,551,568
Sealed Air Corp.	217,860	10,001,953
Westrock Co.	388,249	11,829,947

		134,894,270

Distributors — 0.2%
Genuine Parts Co.	59,522	9,958,626
LKQ Corp.	385,972	21,907,770
Pool Corp.	21,729	7,440,879

		39,307,275

Diversified Telecommunication Services — 1.9%
AT&T Inc.	10,821,202	208,308,139
Verizon Communications, Inc.	6,375,954	247,960,851

		456,268,990

Electric Utilities — 3.8%
Alliant Energy Corp.	381,732	20,384,489
American Electric Power Co., Inc.	780,107	70,981,936
Constellation Energy Corp.	497,461	39,050,688
Duke Energy Corp.	1,168,965	112,770,053
Edison International	578,236	40,817,679
Entergy Corp.	310,031	33,402,740
Evergy, Inc.	348,925	21,326,296
Eversource Energy	528,770	41,381,540
Exelon Corp.	1,508,619	63,196,050
FirstEnergy Corp.	822,697	32,957,242
NextEra Energy, Inc.	3,016,775	232,533,017
NRG Energy, Inc.	183,962	6,308,057
Pinnacle West Capital Corp.	172,939	13,703,686
PPL Corp.	1,115,673	31,004,553
Southern Co.	1,652,748	114,998,206
Xcel Energy, Inc.	830,781	56,027,871

		930,844,103

Electrical Equipment — 1.1%
AMETEK, Inc.	174,401	25,345,697
Eaton Corp. PLC	603,762	103,448,581
Emerson Electric Co.	867,458	75,590,290
Generac Holdings, Inc.(a)(b)	95,406	10,304,802
Rockwell Automation, Inc.	174,559	51,224,339

		265,913,709

Electronic Equipment, Instruments & Components — 0.9%
CDW Corp.	76,437	14,896,807
Corning, Inc.	1,152,520	40,660,906
Keysight Technologies, Inc.(a)	124,974	20,180,801
TE Connectivity Ltd.	480,417	63,006,690

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Teledyne Technologies, Inc.(a)	71,125	$31,818,480
Trimble, Inc.(a)(b)	374,998	19,657,395
Zebra Technologies Corp., Class A(a)(b)	78,606	24,996,708

		215,217,787

Energy Equipment & Services — 0.6%
Baker Hughes Co., Class A	1,526,603	44,057,762
Halliburton Co.	1,372,495	43,425,742
Schlumberger NV	1,013,331	49,754,552

		137,238,056

Entertainment — 2.7%
Activision Blizzard, Inc.	442,457	37,869,895
Electronic Arts, Inc.	126,475	15,233,914
Live Nation Entertainment, Inc.(a)(b)	217,716	15,240,120
Netflix, Inc.(a)(b)	676,082	233,572,809
Take-Two Interactive Software, Inc.(a)	240,054	28,638,442
Walt Disney Co.(a)(b)	2,773,317	277,692,231
Warner Bros Discovery, Inc., Class A(a)	3,361,675	50,761,293

		659,008,704

Financial Services — 4.5%
Berkshire Hathaway, Inc., Class B(a)	2,735,238	844,559,437
Fidelity National Information Services, Inc.	900,825	48,941,822
Fiserv, Inc.(a)	298,387	33,726,683
FleetCor Technologies, Inc.(a)(b)	52,329	11,033,570
Global Payments, Inc.	399,148	42,006,335
PayPal Holdings, Inc.(a)	1,717,557	130,431,279

		1,110,699,126

Food Products — 1.2%
Archer-Daniels-Midland Co.	423,571	33,741,666
Bunge Ltd.	134,165	12,815,441
Campbell Soup Co.	124,128	6,824,557
Conagra Brands, Inc.	721,644	27,104,949
General Mills, Inc.	285,924	24,435,065
Hormel Foods Corp.	122,094	4,869,109
J M Smucker Co.	161,788	25,460,578
Kellogg Co.	176,516	11,819,511
Kraft Heinz Co.	1,210,017	46,791,357
McCormick & Co., Inc., NVS	187,726	15,620,680
Mondelez International, Inc., Class A	952,048	66,376,787
Tyson Foods, Inc., Class A	433,600	25,721,152

		301,580,852

Gas Utilities — 0.0%
Atmos Energy Corp.	85,140	9,566,330

Ground Transportation — 0.9%
CSX Corp.	1,659,686	49,690,999
Norfolk Southern Corp.	345,803	73,310,236
Union Pacific Corp.	464,447	93,474,603

		216,475,838

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories	1,270,539	128,654,779
Align Technology, Inc.(a)(b)	110,443	36,903,424
Baxter International, Inc.	768,098	31,154,055
Becton Dickinson & Co.	430,994	106,688,255
Boston Scientific Corp.(a)(b)	1,021,972	51,129,259
Cooper Cos., Inc.	74,981	27,994,906
DENTSPLY SIRONA, Inc.	327,626	12,869,149
Edwards Lifesciences Corp.(a)	938,428	77,636,149
GE HealthCare Technologies, Inc.(a)	551,221	45,216,659
IDEXX Laboratories, Inc.(a)	64,108	32,059,129
Intuitive Surgical, Inc.(a)	271,294	69,307,478

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	2,019,381	$162,802,496
ResMed, Inc.	102,419	22,428,737
STERIS PLC	150,330	28,755,122
Stryker Corp.	511,849	146,117,534
Teleflex, Inc.	71,482	18,107,105
Zimmer Biomet Holdings, Inc.	319,243	41,246,196

		1,039,070,432

Health Care Providers & Services — 2.1%
AmerisourceBergen Corp.	245,195	39,258,171
Cardinal Health, Inc.	392,775	29,654,513
Centene Corp.(a)	836,122	52,851,272
Cigna Group	231,243	59,089,524
CVS Health Corp.	1,949,452	144,863,778
DaVita, Inc.(a)(b)	83,790	6,796,207
HCA Healthcare, Inc.	147,757	38,960,566
Henry Schein, Inc.(a)(b)	206,598	16,846,001
Humana, Inc.	68,204	33,110,314
Laboratory Corp. of America Holdings	134,281	30,806,747
McKesson Corp.	112,158	39,933,856
Quest Diagnostics, Inc.	56,878	8,047,099
Universal Health Services, Inc., Class B(b)	96,763	12,298,577

		512,516,625

Health Care REITs — 0.4%
Healthpeak Properties, Inc.	833,624	18,314,719
Ventas, Inc.	606,233	26,280,201
Welltower, Inc.	717,348	51,426,678

		96,021,598

Hotel & Resort REITs — 0.1%
Host Hotels & Resorts, Inc.	1,087,838	17,938,449

Hotels, Restaurants & Leisure — 2.6%
Booking Holdings, Inc.(a)(b)	58,894	156,211,034
Caesars Entertainment, Inc.(a)	326,989	15,960,333
Carnival Corp.(a)(b)	1,527,793	15,507,099
Darden Restaurants, Inc.	184,386	28,609,332
Domino’s Pizza, Inc.	28,788	9,496,298
Expedia Group, Inc.(a)	225,362	21,866,875
Hilton Worldwide Holdings, Inc.	209,825	29,558,048
Las Vegas Sands Corp.(a)	499,026	28,669,044
Marriott International, Inc., Class A	199,931	33,196,543
McDonald’s Corp.	422,523	118,141,656
MGM Resorts International	477,658	21,217,568
Norwegian Cruise Line Holdings Ltd.(a)(b)	642,451	8,640,966
Royal Caribbean Cruises Ltd.(a)(b)	333,675	21,788,977
Starbucks Corp.	854,947	89,025,631
Wynn Resorts Ltd.(a)	157,044	17,574,794
Yum! Brands, Inc.	152,683	20,166,371

		635,630,569

Household Durables — 0.6%
DR Horton, Inc.	236,982	23,150,772
Garmin Ltd.	233,113	23,525,764
Lennar Corp., Class A	384,909	40,457,785
Mohawk Industries, Inc.(a)	80,391	8,056,786
Newell Brands, Inc.	567,005	7,053,542
NVR, Inc.(a)	4,594	25,598,641
PulteGroup, Inc.	342,476	19,959,501
Whirlpool Corp.	82,141	10,844,255

		158,647,046

Household Products — 1.5%
Church & Dwight Co., Inc.	369,690	32,684,293
Clorox Co.	103,508	16,379,106

Security	Shares	Value

Household Products (continued)
Colgate-Palmolive Co.	571,394	$42,940,259
Kimberly-Clark Corp.	267,315	35,879,019
Procter & Gamble Co.	1,611,658	239,637,428

		367,520,105

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	412,575	9,934,806

Industrial Conglomerates — 1.8%
3M Co.	835,733	87,843,896
General Electric Co.(b)	1,653,670	158,090,852
Honeywell International, Inc.	1,014,310	193,854,927

		439,789,675

Industrial REITs — 0.7%
Prologis, Inc.	1,401,344	174,845,691

Insurance — 2.5%
Aflac, Inc.	849,962	54,839,548
Allstate Corp.	399,257	44,241,668
American International Group, Inc.	1,127,137	56,762,619
Aon PLC, Class A	106,018	33,426,415
Arthur J. Gallagher & Co.	116,475	22,282,832
Assurant, Inc.	75,135	9,021,460
Brown & Brown, Inc.	145,092	8,331,183
Chubb Ltd.	270,946	52,612,294
Cincinnati Financial Corp.	238,679	26,751,142
Everest Re Group Ltd.	24,786	8,873,884
Globe Life, Inc.	40,836	4,492,777
Hartford Financial Services Group, Inc.	477,527	33,278,857
Lincoln National Corp.	233,749	5,252,340
Loews Corp.	296,097	17,179,548
Marsh & McLennan Cos., Inc.	270,195	45,000,977
MetLife, Inc.	1,003,152	58,122,627
Principal Financial Group, Inc.	134,715	10,012,019
Prudential Financial, Inc.	559,537	46,296,091
Travelers Cos., Inc.	162,082	27,782,476
Willis Towers Watson PLC	161,907	37,623,949

		602,184,706

Interactive Media & Services — 3.0%
Match Group, Inc.(a)	425,332	16,328,495
Meta Platforms, Inc., Class A(a)	3,378,985	716,142,081

		732,470,576

IT Services — 1.7%
Accenture PLC, Class A	487,574	139,353,525
Akamai Technologies, Inc.(a)	239,168	18,726,854
Cognizant Technology Solutions Corp., Class A	772,618	47,075,615
DXC Technology Co.(a)	347,096	8,871,774
EPAM Systems, Inc.(a)	27,665	8,271,835
International Business Machines Corp.	1,372,573	179,930,594
VeriSign, Inc.(a)	70,863	14,975,478

		417,205,675

Leisure Products — 0.0%
Hasbro, Inc.	196,504	10,550,300

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	179,639	24,851,259
Bio-Rad Laboratories, Inc., Class A(a)	32,857	15,739,160
Bio-Techne Corp.	123,002	9,125,518
Charles River Laboratories International, Inc.(a)(b)	77,438	15,628,537
Illumina, Inc.(a)(b)	238,805	55,534,103
IQVIA Holdings, Inc.(a)(b)	146,511	29,139,573
Mettler-Toledo International, Inc.(a)	11,698	17,900,397

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
PerkinElmer, Inc.	191,621	$25,535,414
West Pharmaceutical Services, Inc.	112,374	38,934,220

		232,388,181

Machinery — 2.3%
Caterpillar, Inc.	316,022	72,318,474
Cummins, Inc.	104,860	25,048,957
Dover Corp.	212,883	32,345,443
Fortive Corp.	535,747	36,521,873
IDEX Corp.	48,910	11,299,677
Illinois Tool Works, Inc.	206,505	50,273,642
Ingersoll Rand, Inc.	613,665	35,703,030
Nordson Corp.	81,886	18,199,982
Otis Worldwide Corp.	629,830	53,157,652
PACCAR, Inc.	792,454	58,007,633
Parker-Hannifin Corp.	194,727	65,449,692
Pentair PLC	247,802	13,696,017
Snap-on, Inc.	34,385	8,489,313
Stanley Black & Decker, Inc.	225,040	18,133,723
Westinghouse Air Brake Technologies Corp.	275,853	27,877,704
Xylem, Inc.	273,140	28,597,758

		555,120,570

Media — 1.7%
Charter Communications, Inc., Class A(a)(b)	159,894	57,179,693
Comcast Corp., Class A	6,386,165	242,099,515
DISH Network Corp., Class A(a)	378,055	3,527,253
Fox Corp., Class A, NVS	449,849	15,317,359
Fox Corp., Class B	210,142	6,579,546
Interpublic Group of Cos., Inc.	590,637	21,995,322
News Corp., Class A, NVS	575,974	9,947,071
News Corp., Class B	176,666	3,079,289
Omnicom Group, Inc.	307,321	28,992,663
Paramount Global, Class B, NVS	769,856	17,175,487

		405,893,198

Metals & Mining — 0.2%
Newmont Corp.	1,204,991	59,068,659

Multi-Utilities — 1.5%
Ameren Corp.	393,944	34,032,822
CenterPoint Energy, Inc.	954,542	28,120,807
CMS Energy Corp.	444,033	27,254,745
Consolidated Edison, Inc.	538,725	51,539,821
Dominion Energy, Inc.	1,264,424	70,693,946
DTE Energy Co.	293,452	32,144,732
NiSource, Inc.	618,857	17,303,242
Public Service Enterprise Group, Inc.	757,465	47,303,689
Sempra Energy	190,618	28,813,817
WEC Energy Group, Inc.	230,167	21,817,530

		359,025,151

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.	238,527	29,956,606
Boston Properties, Inc.	214,728	11,621,079

		41,577,685

Oil, Gas & Consumable Fuels — 1.0%
Kinder Morgan, Inc.	3,003,226	52,586,487
Marathon Petroleum Corp.	358,357	48,317,275
Phillips 66	707,456	71,721,889
Valero Energy Corp.	585,475	81,732,310

		254,357,961

Passenger Airlines — 0.4%
Alaska Air Group, Inc.(a)	193,596	8,123,288

Security	Shares	Value

Passenger Airlines (continued)
American Airlines Group, Inc.(a)(b)	985,114	$14,530,432
Delta Air Lines, Inc.(a)	971,861	33,937,386
Southwest Airlines Co.	905,436	29,462,887
United Airlines Holdings, Inc.(a)	496,407	21,966,010

		108,020,003

Personal Care Products — 0.4%
Estee Lauder Cos., Inc., Class A	351,713	86,683,186

Pharmaceuticals — 1.6%
Catalent, Inc.(a)	273,947	18,001,057
Johnson & Johnson	1,508,255	233,779,525
Organon & Co.	387,804	9,121,150
Viatris, Inc.	1,843,998	17,739,261
Zoetis, Inc., Class A	707,566	117,767,285

		396,408,278

Professional Services — 0.5%
Broadridge Financial Solutions, Inc.	93,576	13,715,434
Equifax, Inc.	95,006	19,271,017
Jacobs Solutions, Inc.	192,125	22,576,609
Leidos Holdings, Inc.	72,130	6,640,288
Paychex, Inc.	209,415	23,996,865
Robert Half International, Inc.(b)	163,411	13,166,024
Verisk Analytics, Inc.	128,290	24,613,719

		123,979,956

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	480,882	35,013,018

Residential REITs — 0.7%
AvalonBay Communities, Inc.	213,036	35,802,830
Camden Property Trust	167,910	17,603,684
Equity Residential	518,712	31,122,720
Essex Property Trust, Inc.	98,386	20,576,448
Invitation Homes, Inc.	881,076	27,516,004
Mid-America Apartment Communities, Inc.	175,234	26,467,343
UDR, Inc.	471,483	19,359,092

		178,448,121

Retail REITs — 0.7%
Federal Realty Investment Trust	112,144	11,083,191
Kimco Realty Corp.	940,652	18,370,934
Realty Income Corp.	952,107	60,287,415
Regency Centers Corp.	235,178	14,388,190
Simon Property Group, Inc.	496,339	55,575,078

		159,704,808

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Micro Devices, Inc.(a)	1,125,968	110,356,124
Analog Devices, Inc.	407,828	80,431,838
Broadcom, Inc.	253,756	162,794,624
Intel Corp.	6,280,490	205,183,608
Microchip Technology, Inc.	424,111	35,532,020
Micron Technology, Inc.	1,656,536	99,955,382
NXP Semiconductors NV	161,274	30,073,569
Qorvo, Inc.(a)	151,637	15,401,770
Skyworks Solutions, Inc.	241,332	28,472,350
Teradyne, Inc.	119,729	12,872,065
Texas Instruments, Inc.	509,023	94,683,368

		875,756,718

Software — 8.9%
Adobe, Inc.(a)	368,350	141,951,039
ANSYS, Inc.(a)	132,132	43,973,530
Autodesk, Inc.(a)	147,345	30,671,335
Ceridian HCM Holding, Inc.(a)(b)	233,973	17,131,503

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Gen Digital, Inc.	410,526	$7,044,626
Intuit, Inc.	200,443	89,363,503
Microsoft Corp.	4,746,258	1,368,346,181
Oracle Corp.	956,154	88,845,830
Roper Technologies, Inc.	160,968	70,936,988
Salesforce, Inc.(a)	1,518,118	303,289,614
Tyler Technologies, Inc.(a)	33,270	11,798,873

		2,173,353,022

Specialized REITs — 1.7%
American Tower Corp.	332,212	67,884,200
Crown Castle, Inc.	657,342	87,978,653
Digital Realty Trust, Inc.	436,500	42,912,315
Equinix, Inc.	140,474	101,287,373
Extra Space Storage, Inc.	102,083	16,632,383
Iron Mountain, Inc.	162,090	8,576,182
Public Storage	91,205	27,556,679
SBA Communications Corp.	72,313	18,878,755
VICI Properties, Inc.	657,980	21,463,308
Weyerhaeuser Co.	476,517	14,357,457

		407,527,305

Specialty Retail — 1.8%
Advance Auto Parts, Inc.	90,584	11,015,920
Bath & Body Works, Inc.	344,085	12,586,629
Best Buy Co., Inc.	300,227	23,498,767
CarMax, Inc.(a)(b)	240,843	15,481,388
Home Depot, Inc.	727,221	214,617,462
Lowe’s Cos., Inc.	284,586	56,908,663
Ross Stores, Inc.	522,798	55,484,552
TJX Cos., Inc.	631,506	49,484,810

		439,078,191

Technology Hardware, Storage & Peripherals — 0.5%
Hewlett Packard Enterprise Co.	1,950,686	31,074,428
HP, Inc.	1,310,698	38,468,986
NetApp, Inc.	327,275	20,896,509
Seagate Technology Holdings PLC	292,750	19,356,630
Western Digital Corp.(a)	484,758	18,260,834

		128,057,387

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	1,891,083	231,922,419
Ralph Lauren Corp., Class A	61,936	7,226,073

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Tapestry, Inc.	359,892	$15,514,944
VF Corp.	497,664	11,401,483

		266,064,919

Tobacco — 0.7%
Altria Group, Inc.	1,301,128	58,056,332
Philip Morris International, Inc.	1,082,581	105,281,002

		163,337,334

Trading Companies & Distributors — 0.3%
Fastenal Co.	440,278	23,748,595
United Rentals, Inc.	105,289	41,669,175

		65,417,770

Water Utilities — 0.2%
American Water Works Co., Inc.	292,947	42,913,806

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)(b)	287,574	41,652,218

Total Long-Term Investments — 99.8% (Cost: $23,909,649,804)		24,413,708,598

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	210,041,981	210,104,994
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	39,913,921	39,913,921

Total Short-Term Securities — 1.0% (Cost: $249,960,919)		250,018,915

Total Investments — 100.8% (Cost: $24,159,610,723)		24,663,727,513
Liabilities in Excess of Other Assets — (0.8)%		(187,452,265)

Net Assets — 100.0%		$ 24,476,275,248

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$121,421,682	$88,575,988	(a)	$—	$65,722	$41,602	$210,104,994	210,041,981	$611,881	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	38,340,000	1,573,921	(a)	—	—	—	39,913,921	39,913,921	1,081,962		26
BlackRock, Inc.	71,414,743	119,884,466		(26,276,624)	10,063,198	(22,957,336)	152,128,447	227,356	2,607,235		—

					$10,128,920	$(22,915,734)	$402,147,362		$4,301,078		$26

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-mini Index	290	06/16/23	$59,997	$3,170,929

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,170,929	$—	$—	$—	$3,170,929

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(11,438,758)	$—	$—	$—	$(11,438,758)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(125,415)	$—	$—	$—	$(125,415)

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P 500 Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$56,745,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$24,413,708,598	$—	$—	$24,413,708,598
Short-Term Securities
Money Market Funds	250,018,915	—	—	250,018,915

	$24,663,727,513	$—	$—	$24,663,727,513

Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,170,929	$—	$—	$3,170,929

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments March 31, 2023	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
AAR Corp.(a)	502,160	$27,392,828
Kaman Corp.	427,639	9,775,828
Moog, Inc., Class A	171,083	17,236,612
National Presto Industries, Inc.	77,659	5,598,437
Triumph Group, Inc.(a)	995,973	11,543,327

		71,547,032

Air Freight & Logistics — 0.3%
Hub Group, Inc., Class A(a)	274,485	23,040,271

Automobile Components — 1.1%
American Axle & Manufacturing Holdings, Inc.(a)	1,749,183	13,661,119
Gentherm, Inc.(a)	198,114	11,970,048
LCI Industries	194,306	21,348,400
Patrick Industries, Inc.	329,053	22,642,137
Standard Motor Products, Inc.	287,495	10,611,441

		80,233,145

Automobiles — 0.2%
Winnebago Industries, Inc.(b)	252,669	14,579,001

Banks — 7.9%
Ameris Bancorp	395,790	14,477,998
Atlantic Union Bankshares Corp.	614,592	21,541,450
Axos Financial, Inc.(a)(b)	380,837	14,060,502
Banc of California, Inc.	725,381	9,089,024
BankUnited, Inc.	1,061,859	23,976,776
Berkshire Hills Bancorp, Inc.	297,000	7,442,820
Brookline Bancorp, Inc.	1,362,600	14,307,300
Capitol Federal Financial, Inc.	1,809,597	12,178,588
Central Pacific Financial Corp.	306,136	5,479,834
Community Bank System, Inc.	358,240	18,804,018
Customers Bancorp, Inc.(a)	234,869	4,349,774
Eagle Bancorp, Inc.	377,077	12,620,767
FB Financial Corp.	266,657	8,287,699
First Bancorp/Southern Pines NC	257,134	9,133,400
First Commonwealth Financial Corp.	711,699	8,846,419
First Financial Bancorp	661,663	14,404,403
First Hawaiian, Inc.	936,581	19,321,666
Hilltop Holdings, Inc.	703,595	20,875,664
HomeStreet, Inc.	264,517	4,758,661
Hope Bancorp, Inc.	1,784,024	17,519,116
Independent Bank Corp.	339,855	22,301,285
Independent Bank Group, Inc.	542,702	25,154,238
National Bank Holdings Corp., Class A	196,029	6,559,130
Northfield Bancorp, Inc.	306,132	3,606,235
Northwest Bancshares, Inc.	945,315	11,372,139
Pacific Premier Bancorp, Inc.	1,232,118	29,595,474
Pathward Financial, Inc.	80,744	3,350,069
Provident Financial Services, Inc.	975,615	18,712,296
Renasant Corp.	784,030	23,975,637
S&T Bancorp, Inc.	192,722	6,061,107
Seacoast Banking Corp. of Florida	584,661	13,856,466
Simmons First National Corp., Class A	1,798,159	31,449,801
Southside Bancshares, Inc.	168,758	5,602,766
Tompkins Financial Corp.	68,240	4,518,170
Triumph Financial, Inc.(a)(b)	140,568	8,161,378
TrustCo Bank Corp.	104,735	3,345,236
Trustmark Corp.	301,329	7,442,826
United Community Banks, Inc.	625,109	17,578,065
Veritex Holdings, Inc.	356,356	6,507,060

Security	Shares	Value

Banks (continued)
Washington Federal, Inc.	416,706	$12,551,185
WSFS Financial Corp.	736,523	27,700,630

		550,877,072

Beverages — 0.1%
National Beverage Corp.(a)	114,277	6,024,683

Biotechnology — 1.1%
Anika Therapeutics, Inc.(a)(b)	105,839	3,039,696
Avid Bioservices, Inc.(a)	295,162	5,537,239
Coherus Biosciences, Inc.(a)(b)	477,295	3,264,698
Eagle Pharmaceuticals, Inc.(a)(b)	51,884	1,471,949
Emergent BioSolutions, Inc.(a)(b)	679,404	7,038,626
Enanta Pharmaceuticals, Inc.(a)(b)	182,785	7,391,825
Ironwood Pharmaceuticals, Inc., Class A(a)	753,627	7,928,156
Myriad Genetics, Inc.(a)(b)	1,241,844	28,848,036
Progenics Pharmaceuticals, Inc., CVR(a)(b)(c)	181,178	2
Vanda Pharmaceuticals, Inc.(a)	868,910	5,899,899
Vericel Corp.(a)(b)	308,681	9,050,527

		79,470,653

Broadline Retail — 0.1%
Big Lots, Inc.	436,987	4,789,378

Building Products — 1.8%
American Woodmark Corp.(a)(b)	253,873	13,219,167
Apogee Enterprises, Inc.	145,787	6,305,288
AZZ, Inc.	380,257	15,681,799
Gibraltar Industries, Inc.(a)	473,327	22,956,359
Insteel Industries, Inc.	158,483	4,408,997
Masterbrand, Inc.(a)	1,958,654	15,747,578
Quanex Building Products Corp.	218,971	4,714,446
Resideo Technologies, Inc.(a)(b)	2,233,584	40,829,915

		123,863,549

Capital Markets — 0.4%
B Riley Financial, Inc.(b)	123,158	3,496,456
Brightsphere Investment Group, Inc.	234,093	5,519,913
Donnelley Financial Solutions, Inc.(a)(b)	190,695	7,791,798
Virtus Investment Partners, Inc.	52,426	9,981,386
WisdomTree, Inc.	789,156	4,624,454

		31,414,007

Chemicals — 1.8%
AdvanSix, Inc.	421,845	16,144,008
FutureFuel Corp.	167,515	1,236,261
HB Fuller Co.	295,442	20,223,005
Koppers Holdings, Inc.	319,071	11,157,913
Mativ Holdings, Inc.	840,778	18,051,504
Minerals Technologies, Inc.	496,949	30,025,658
Rayonier Advanced Materials, Inc.(a)	976,604	6,123,307
Stepan Co.	113,228	11,665,881
Trinseo PLC	535,804	11,171,513

		125,799,050

Commercial Services & Supplies — 3.5%
ABM Industries, Inc.	1,011,323	45,448,856
Brady Corp., Class A, NVS	247,008	13,271,740
CoreCivic, Inc.(a)	1,756,391	16,158,797
Deluxe Corp.	655,469	10,487,504
GEO Group, Inc.(a)	1,899,788	14,989,327
Harsco Corp.(a)(b)	1,212,982	8,284,667
Healthcare Services Group, Inc.	1,131,590	15,695,153
HNI Corp.	631,880	17,591,539
Interface, Inc., Class A	886,324	7,196,951
KAR Auction Services, Inc.(a)(b)	1,664,318	22,767,870

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Liquidity Services, Inc.(a)(b)	162,854	$2,144,787
Matthews International Corp., Class A	465,505	16,786,110
MillerKnoll, Inc.	1,155,752	23,635,129
Pitney Bowes, Inc.	2,083,630	8,105,321
UniFirst Corp.	94,834	16,712,596
Viad Corp.(a)	315,311	6,571,081

		245,847,428

Communications Equipment — 1.1%
ADTRAN Holdings, Inc.	334,867	5,310,991
Comtech Telecommunications Corp.	425,007	5,304,087
NETGEAR, Inc.(a)	441,080	8,164,391
Viasat, Inc.(a)	1,170,039	39,594,120
Viavi Solutions, Inc.(a)	1,648,220	17,850,222

		76,223,811

Construction & Engineering — 1.0%
Arcosa, Inc.	251,106	15,847,300
Dycom Industries, Inc.(a)(b)	144,436	13,526,431
Granite Construction, Inc.(b)	670,428	27,541,182
MYR Group, Inc.(a)	127,164	16,023,936

		72,938,849

Consumer Finance — 1.6%
Bread Financial Holdings, Inc.	431,035	13,068,981
Encore Capital Group, Inc.(a)(b)	357,236	18,022,556
Enova International, Inc.(a)	477,097	21,197,420
EZCORP, Inc., Class A, NVS(a)(b)	804,045	6,914,787
LendingTree, Inc.(a)	164,018	4,372,720
PRA Group, Inc.(a)	595,476	23,199,745
PROG Holdings, Inc.(a)(b)	764,355	18,184,005
World Acceptance Corp.(a)(b)	50,506	4,206,645

		109,166,859

Consumer Staples Distribution & Retail — 1.2%
Andersons, Inc.	267,055	11,034,712
Chefs’ Warehouse, Inc.(a)(b)	197,374	6,720,585
PriceSmart, Inc.	385,631	27,564,904
SpartanNash Co.	538,800	13,362,240
United Natural Foods, Inc.(a)	917,045	24,164,136

		82,846,577

Containers & Packaging — 0.4%
O-I Glass, Inc.(a)	1,274,661	28,947,551

Diversified Consumer Services — 0.6%
Frontdoor, Inc.(a)(b)	597,500	16,658,300
Mister Car Wash, Inc.(a)(b)	595,278	5,131,296
Perdoceo Education Corp.(a)	380,748	5,113,446
Strategic Education, Inc.	146,139	13,127,666

		40,030,708

Diversified REITs — 1.6%
Alexander & Baldwin, Inc.	1,107,816	20,948,801
American Assets Trust, Inc.	799,975	14,871,535
Armada Hoffler Properties, Inc.	357,708	4,224,531
Essential Properties Realty Trust, Inc.	2,178,948	54,146,858
Global Net Lease, Inc.	1,585,955	20,395,381

		114,587,106

Diversified Telecommunication Services — 0.8%
Cogent Communications Holdings, Inc.	268,084	17,082,312
Consolidated Communications Holdings, Inc.(a)	1,114,438	2,875,250
Lumen Technologies, Inc.(b)	14,116,772	37,409,446

		57,367,008

Security	Shares	Value

Electric Utilities — 0.3%
Otter Tail Corp.	248,456	$17,955,915

Electrical Equipment — 0.1%
Powell Industries, Inc.	139,445	5,938,963

Electronic Equipment, Instruments & Components — 4.3%
Arlo Technologies, Inc.(a)(b)	667,511	4,045,117
Benchmark Electronics, Inc.	537,247	12,727,381
ePlus, Inc.(a)	212,518	10,421,883
FARO Technologies, Inc.(a)	286,192	7,043,185
Insight Enterprises, Inc.(a)(b)	463,899	66,319,001
Itron, Inc.(a)(b)	691,392	38,337,686
Knowles Corp.(a)(b)	1,393,930	23,696,810
Methode Electronics, Inc.	265,090	11,632,149
OSI Systems, Inc.(a)	117,657	12,043,371
PC Connection, Inc.	172,206	7,742,382
Rogers Corp.(a)	289,539	47,319,359
Sanmina Corp.(a)	482,884	29,451,095
ScanSource, Inc.(a)	395,001	12,023,830
TTM Technologies, Inc.(a)(b)	1,561,722	21,067,630

		303,870,879

Energy Equipment & Services — 2.2%
Archrock, Inc.	2,051,859	20,046,662
Bristow Group, Inc.(a)	359,181	8,045,654
Core Laboratories NV(b)	370,124	8,161,234
DMC Global, Inc.(a)	283,227	6,222,497
Dril-Quip, Inc.(a)	243,013	6,972,043
Helix Energy Solutions Group, Inc.(a)	2,179,968	16,872,952
Helmerich & Payne, Inc.	673,006	24,059,965
Nabors Industries Ltd.(a)(b)	44,039	5,368,795
NexTier Oilfield Solutions, Inc.(a)(b)	1,339,688	10,650,520
Oceaneering International, Inc.(a)	427,555	7,537,795
Oil States International, Inc.(a)	975,306	8,124,299
Patterson-UTI Energy, Inc.	1,061,696	12,421,843
ProPetro Holding Corp.(a)	1,474,179	10,599,347
U.S. Silica Holdings, Inc.(a)	486,562	5,809,550

		150,893,156

Entertainment — 0.4%
Cinemark Holdings, Inc.(a)(b)	1,642,654	24,294,853
Marcus Corp.(b)	372,657	5,962,512

		30,257,365

Financial Services — 1.2%
EVERTEC, Inc.	349,615	11,799,506
NMI Holdings, Inc., Class A(a)(b)	627,429	14,010,490
Payoneer Global, Inc.(a)	1,736,069	10,902,513
Radian Group, Inc.	650,066	14,366,459
Star Holdings(a)	10,710	186,242
Walker & Dunlop, Inc.	469,567	35,766,919

		87,032,129

Food Products — 1.3%
B&G Foods, Inc.	1,094,789	17,002,073
Calavo Growers, Inc.	270,421	7,780,012
Fresh Del Monte Produce, Inc.	469,132	14,125,565
Hain Celestial Group, Inc.(a)(b)	1,366,062	23,427,963
John B Sanfilippo & Son, Inc.	53,452	5,180,568
Seneca Foods Corp., Class A(a)	81,306	4,249,865
TreeHouse Foods, Inc.(a)(b)	409,372	20,644,630

		92,410,676

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.3%
Chesapeake Utilities Corp.	90,440	$11,575,416
Northwest Natural Holding Co.	192,075	9,135,087

		20,710,503

Ground Transportation — 1.0%
ArcBest Corp.	370,548	34,246,046
Heartland Express, Inc.	246,106	3,918,008
RXO, Inc.(a)	1,783,668	35,031,239

		73,195,293

Health Care Equipment & Supplies — 3.5%
AngioDynamics, Inc.(a)	597,278	6,175,855
Artivion, Inc.(a)	614,065	8,044,252
Avanos Medical, Inc.(a)	710,530	21,131,162
Cardiovascular Systems, Inc.(a)	642,056	12,751,232
CONMED Corp.	238,276	24,747,345
Cutera, Inc.(a)(b)	78,152	1,845,950
Embecta Corp.	463,000	13,019,560
Glaukos Corp.(a)(b)	240,460	12,047,046
Heska Corp.(a)	155,446	15,174,639
Inogen, Inc.(a)	351,463	4,386,258
Integer Holdings Corp.(a)(b)	507,727	39,348,843
LeMaitre Vascular, Inc.	91,915	4,730,865
Mesa Laboratories, Inc.(b)	29,182	5,098,971
NuVasive, Inc.(a)	797,872	32,960,092
OraSure Technologies, Inc.(a)	1,106,128	6,692,074
Orthofix Medical, Inc.(a)	519,726	8,705,411
Tandem Diabetes Care, Inc.(a)(b)	392,872	15,954,532
Varex Imaging Corp.(a)	612,018	11,132,607

		243,946,694

Health Care Providers & Services — 3.1%
Agiliti, Inc.(a)(b)	280,918	4,489,070
Apollo Medical Holdings, Inc.(a)(b)	601,072	21,921,096
Community Health Systems, Inc.(a)	1,903,500	9,327,150
CorVel Corp.(a)	48,413	9,212,025
Enhabit, Inc.(a)(b)	760,151	10,573,700
Fulgent Genetics, Inc.(a)(b)	165,859	5,178,118
ModivCare, Inc.(a)	194,371	16,342,714
NeoGenomics, Inc.(a)	1,935,505	33,697,142
Owens & Minor, Inc.(a)	1,164,314	16,940,769
Pediatrix Medical Group, Inc.(a)	1,251,635	18,661,878
RadNet, Inc.(a)	747,632	18,713,229
Select Medical Holdings Corp.	1,595,231	41,236,721
U.S. Physical Therapy, Inc.	77,275	7,565,995

		213,859,607

Health Care REITs — 0.4%
CareTrust REIT, Inc.	576,950	11,296,681
Community Healthcare Trust, Inc.	144,009	5,270,730
LTC Properties, Inc.	215,872	7,583,583
Universal Health Realty Income Trust	67,073	3,226,882

		27,377,876

Health Care Technology — 0.4%
Certara, Inc.(a)(b)	678,432	16,356,996
Computer Programs & Systems, Inc.(a)	100,950	3,048,690
HealthStream, Inc.(a)	131,242	3,556,658
Simulations Plus, Inc.(b)	79,994	3,514,936

		26,477,280

Hotel & Resort REITs — 2.2%
Chatham Lodging Trust	747,780	7,844,212
DiamondRock Hospitality Co.	3,205,530	26,060,959
Pebblebrook Hotel Trust	1,844,384	25,895,151
Service Properties Trust	2,535,851	25,257,076

Security	Shares	Value

Hotel & Resort REITs (continued)
Summit Hotel Properties, Inc.	1,631,504	$11,420,528
Sunstone Hotel Investors, Inc.	3,219,858	31,812,197
Xenia Hotels & Resorts, Inc.	1,765,054	23,104,557

		151,394,680

Hotels, Restaurants & Leisure — 2.8%
BJ’s Restaurants, Inc.(a)	357,937	10,430,284
Bloomin’ Brands, Inc.	563,188	14,445,772
Brinker International, Inc.(a)(b)	675,088	25,653,344
Cheesecake Factory, Inc.	733,766	25,718,498
Chuy’s Holdings, Inc.(a)(b)	126,843	4,547,321
Cracker Barrel Old Country Store, Inc.	340,121	38,637,746
Dave & Buster’s Entertainment, Inc.(a)	283,198	10,418,854
Dine Brands Global, Inc.	95,681	6,471,863
El Pollo Loco Holdings, Inc.	296,312	2,841,632
Golden Entertainment, Inc.(a)	130,708	5,687,105
Ruth’s Hospitality Group, Inc.	219,561	3,605,192
Sabre Corp.(a)(b)	3,108,444	13,335,225
Shake Shack, Inc., Class A(a)(b)	267,910	14,866,326
Six Flags Entertainment Corp.(a)	644,353	17,210,669

		193,869,831

Household Durables — 4.6%
Century Communities, Inc.	433,936	27,737,189
Installed Building Products, Inc.	121,829	13,892,161
iRobot Corp.(a)	416,019	18,155,069
La-Z-Boy, Inc.	659,088	19,166,279
LGI Homes, Inc.(a)(b)	313,652	35,765,738
M/I Homes, Inc.(a)	420,205	26,510,733
MDC Holdings, Inc.	888,665	34,542,409
Meritage Homes Corp.	559,807	65,363,065
Sonos, Inc.(a)(b)	1,947,885	38,217,504
Tri Pointe Homes, Inc.(a)	1,546,374	39,154,190

		318,504,337

Household Products — 0.4%
Central Garden & Pet Co.(a)(b)	75,866	3,115,058
Central Garden & Pet Co., Class A, NVS(a)(b)	327,946	12,812,850
WD-40 Co.(b)	72,774	12,957,411

		28,885,319

Industrial REITs — 0.6%
LXP Industrial Trust	4,221,975	43,528,562

Insurance — 3.1%
Ambac Financial Group, Inc.(a)	683,090	10,574,233
American Equity Investment Life Holding Co.	509,075	18,576,147
AMERISAFE, Inc.	131,457	6,434,820
Assured Guaranty Ltd.	448,985	22,570,476
Employers Holdings, Inc.	210,433	8,772,952
Genworth Financial, Inc., Class A(a)	7,058,725	35,434,799
HCI Group, Inc.	102,477	5,492,767
Horace Mann Educators Corp.	573,102	19,187,455
James River Group Holdings Ltd.	527,798	10,899,029
Mercury General Corp.	406,698	12,908,594
ProAssurance Corp.	770,888	14,246,010
Safety Insurance Group, Inc.	101,021	7,528,085
SiriusPoint Ltd.(a)	1,296,496	10,540,512
Stewart Information Services Corp.	395,033	15,939,582
United Fire Group, Inc.	340,112	9,029,974
Universal Insurance Holdings, Inc.	437,757	7,975,933

		216,111,368

Interactive Media & Services — 0.5%
QuinStreet, Inc.(a)	370,821	5,884,929

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Shutterstock, Inc.	190,681	$13,843,441
Yelp, Inc.(a)(b)	447,153	13,727,597

		33,455,967

IT Services — 0.2%
Perficient, Inc.(a)	227,855	16,448,852

Leisure Products — 0.3%
Sturm Ruger & Co., Inc.	105,431	6,055,957
Vista Outdoor, Inc.(a)(b)	475,310	13,170,840

		19,226,797

Machinery — 4.1%
3D Systems Corp.(a)(b)	2,004,181	21,484,820
Alamo Group, Inc.	42,418	7,811,699
Astec Industries, Inc.	346,475	14,292,094
Barnes Group, Inc.	774,176	31,183,809
CIRCOR International, Inc.(a)	309,626	9,635,561
Enerpac Tool Group Corp.	295,645	7,538,947
ESCO Technologies, Inc.(b)	126,152	12,041,208
Greenbrier Cos., Inc.	501,664	16,138,531
John Bean Technologies Corp.	487,539	53,283,137
Kennametal, Inc.	1,233,679	34,024,867
Proto Labs, Inc.(a)(b)	414,224	13,731,526
SPX Technologies, Inc.(a)(b)	263,302	18,583,855
Standex International Corp.	58,231	7,129,804
Tennant Co.	284,572	19,501,719
Trinity Industries, Inc.	509,769	12,417,973
Wabash National Corp.	305,008	7,500,147

		286,299,697

Media — 0.7%
AMC Networks, Inc., Class A(a)	427,054	7,507,609
EW Scripps Co., Class A, NVS(a)(b)	884,665	8,324,698
Gannett Co., Inc.(a)(b)	2,204,370	4,122,172
Scholastic Corp., NVS	452,065	15,469,664
Thryv Holdings, Inc.(a)(b)	470,062	10,839,630

		46,263,773

Metals & Mining — 2.7%
Arconic Corp.(a)(b)	1,560,563	40,933,568
ATI, Inc.(a)(b)	752,607	29,697,872
Carpenter Technology Corp.	743,203	33,265,766
Century Aluminum Co.(a)(b)	779,460	7,794,600
Compass Minerals International, Inc.	521,075	17,867,662
Haynes International, Inc.	62,859	3,148,607
Materion Corp.(b)	135,075	15,668,700
Olympic Steel, Inc.	146,092	7,627,464
SunCoke Energy, Inc.	1,274,186	11,442,190
TimkenSteel Corp.(a)	344,318	6,314,792
Tredegar Corp.	379,687	3,466,542
Warrior Met Coal, Inc.	347,102	12,742,115

		189,969,878

Mortgage Real Estate Investment Trusts (REITs) — 2.0%
Apollo Commercial Real Estate Finance, Inc.	1,993,126	18,556,003
Ellington Financial, Inc.	967,383	11,811,746
Franklin BSP Realty Trust, Inc.	1,263,599	15,074,736
Invesco Mortgage Capital, Inc.	294,610	3,267,225
KKR Real Estate Finance Trust, Inc.	889,174	10,127,692
New York Mortgage Trust, Inc.(b)	1,419,517	14,138,389
PennyMac Mortgage Investment Trust	1,360,826	16,778,985
Ready Capital Corp.	1,502,362	15,279,021
Redwood Trust, Inc.	1,732,067	11,674,132
Two Harbors Investment Corp.	1,475,369	21,702,678

		138,410,607

Security	Shares	Value

Multi-Utilities — 0.6%
Avista Corp.	1,021,610	$43,367,345

Office REITs — 1.5%
Brandywine Realty Trust	2,637,824	12,476,908
Easterly Government Properties, Inc.(b)	1,387,431	19,063,302
Hudson Pacific Properties, Inc.	1,966,596	13,077,863
JBG SMITH Properties	1,511,257	22,759,530
Office Properties Income Trust	741,233	9,117,166
Orion Office REIT, Inc.	854,526	5,725,324
SL Green Realty Corp.	867,821	20,411,150

		102,631,243

Oil, Gas & Consumable Fuels — 1.5%
Callon Petroleum Co.(a)(b)	390,491	13,058,019
CVR Energy, Inc.	200,988	6,588,387
Green Plains, Inc.(a)(b)	882,757	27,356,639
Par Pacific Holdings, Inc.(a)	850,268	24,827,826
Talos Energy, Inc.(a)(b)	457,961	6,796,141
World Fuel Services Corp.	949,056	24,248,381

		102,875,393

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)	255,829	8,549,805
Mercer International, Inc.	347,176	3,393,646
Sylvamo Corp.	208,766	9,657,515

		21,600,966

Passenger Airlines — 0.7%
Allegiant Travel Co.(a)(b)	238,982	21,981,564
Hawaiian Holdings, Inc.(a)(b)	784,261	7,183,831
SkyWest, Inc.(a)	774,278	17,165,743

		46,331,138

Personal Care Products — 0.8%
Edgewell Personal Care Co.	408,468	17,327,213
Nu Skin Enterprises, Inc., Class A	756,299	29,730,114
USANA Health Sciences, Inc.(a)	170,658	10,734,388

		57,791,715

Pharmaceuticals — 0.5%
ANI Pharmaceuticals, Inc.(a)(b)	88,498	3,515,141
Ligand Pharmaceuticals, Inc.(a)(b)	112,361	8,265,275
Nektar Therapeutics(a)	1,474,705	1,036,570
Phibro Animal Health Corp., Class A	311,439	4,771,246
Prestige Consumer Healthcare, Inc.(a)	228,367	14,302,625

		31,890,857

Professional Services — 1.0%
Forrester Research, Inc.(a)	171,785	5,557,245
Heidrick & Struggles International, Inc.	301,929	9,166,564
Kelly Services, Inc., Class A, NVS(b)	527,950	8,758,691
Korn Ferry	418,864	21,672,023
Resources Connection, Inc.	487,678	8,319,787
TrueBlue, Inc.(a)(b)	497,773	8,860,359
TTEC Holdings, Inc.	144,510	5,380,107

		67,714,776

Real Estate Management & Development — 0.9%
Anywhere Real Estate, Inc.(a)(b)	1,678,661	8,863,330
Cushman & Wakefield PLC(a)(b)	2,309,667	24,343,890
Douglas Elliman, Inc.	1,059,430	3,294,828
Kennedy-Wilson Holdings, Inc.	1,148,366	19,051,392
Marcus & Millichap, Inc.(b)	0	—
RE/MAX Holdings, Inc., Class A	286,524	5,375,190

		60,928,630

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs — 0.7%
Centerspace	230,114	$12,571,128
Elme Communities	1,356,828	24,232,948
NexPoint Residential Trust, Inc.	162,814	7,110,087
Veris Residential, Inc.(a)	532,159	7,790,808

		51,704,971

Retail REITs — 2.0%
Acadia Realty Trust	1,359,767	18,968,750
Getty Realty Corp.	234,357	8,443,883
Retail Opportunity Investments Corp.	1,909,616	26,658,239
RPT Realty	1,321,666	12,569,044
Saul Centers, Inc.	83,725	3,265,275
SITE Centers Corp.	2,805,290	34,448,961
Tanger Factory Outlet Centers, Inc.	718,530	14,104,744
Urban Edge Properties	880,546	13,261,023
Urstadt Biddle Properties, Inc., Class A	187,953	3,302,334
Whitestone REIT	708,532	6,518,494

		141,540,747

Semiconductors & Semiconductor Equipment — 1.6%
CEVA, Inc.(a)(b)	136,469	4,152,752
Cohu, Inc.(a)	246,244	9,453,307
FormFactor, Inc.(a)(b)	1,178,767	37,543,729
Ichor Holdings Ltd.(a)(b)	440,820	14,432,447
Semtech Corp.(a)	976,948	23,583,525
SMART Global Holdings, Inc.(a)(b)	751,493	12,955,739
Ultra Clean Holdings, Inc.(a)(b)	313,658	10,400,899

		112,522,398

Software — 1.1%
8x8, Inc.(a)(b)	933,738	3,893,687
Adeia, Inc.	1,604,553	14,216,340
Cerence, Inc.(a)(b)	614,433	17,259,423
Consensus Cloud Solutions, Inc.(a)(b)	85,219	2,905,116
Digital Turbine, Inc.(a)(b)	496,475	6,136,431
Ebix, Inc.	359,088	4,736,371
LivePerson, Inc.(a)	507,460	2,237,899
LiveRamp Holdings, Inc.(a)	442,498	9,703,981
N-able, Inc.(a)	327,156	4,318,459
OneSpan, Inc.(a)	275,801	4,826,517
Xperi, Inc.(a)(b)	640,280	6,998,260

		77,232,484

Specialized REITs — 1.0%
Four Corners Property Trust, Inc.	422,953	11,360,518
Outfront Media, Inc.	2,236,363	36,296,171
Safehold, Inc.(b)	614,653	18,052,348
Uniti Group, Inc.	1,987,376	7,055,185

		72,764,222

Specialty Retail — 7.5%
Aaron’s Co., Inc.	466,123	4,502,748
Abercrombie & Fitch Co., Class A(a)	748,719	20,776,952
Academy Sports & Outdoors, Inc.(b)	633,601	41,342,465
American Eagle Outfitters, Inc.	2,670,585	35,892,662
America’s Car-Mart, Inc.(a)(b)	88,475	7,008,105
Asbury Automotive Group, Inc.(a)(b)	186,493	39,163,530
Boot Barn Holdings, Inc.(a)(b)	177,580	13,609,731
Buckle, Inc.	140,193	5,003,488
Caleres, Inc.	543,891	11,764,362
Chico’s FAS, Inc.(a)	1,908,811	10,498,461
Children’s Place, Inc.(a)	186,272	7,497,448
Designer Brands, Inc., Class A	766,226	6,696,815
Genesco, Inc.(a)	182,667	6,736,759
Group 1 Automotive, Inc.	223,367	50,574,756

Security	Shares	Value

Specialty Retail (continued)
Guess?, Inc.	465,382	$9,056,334
Haverty Furniture Cos., Inc.	97,872	3,123,096
Hibbett, Inc.	91,384	5,389,828
Leslie’s, Inc.(a)(b)	791,567	8,715,153
MarineMax, Inc.(a)(b)	332,352	9,555,120
Monro, Inc.(b)	481,064	23,778,994
National Vision Holdings, Inc.(a)(b)	504,099	9,497,225
ODP Corp.(a)(b)	616,937	27,749,826
PetMed Express, Inc.	322,107	5,231,018
Sally Beauty Holdings, Inc.(a)(b)	1,645,821	25,641,891
Shoe Carnival, Inc.	257,109	6,594,846
Signet Jewelers Ltd.	695,376	54,086,345
Sleep Number Corp.(a)(b)	334,334	10,167,097
Sonic Automotive, Inc., Class A	254,999	13,856,646
Upbound Group, Inc.	765,446	18,761,081
Urban Outfitters, Inc.(a)(b)	918,154	25,451,229
Zumiez, Inc.(a)(b)	239,054	4,408,156

		522,132,167

Technology Hardware, Storage & Peripherals — 0.2%
Avid Technology, Inc.(a)(b)	207,784	6,644,933
Corsair Gaming, Inc.(a)	270,198	4,958,133

		11,603,066

Textiles, Apparel & Luxury Goods — 2.1%
G-III Apparel Group Ltd.(a)(b)	654,781	10,181,844
Hanesbrands, Inc.	5,349,489	28,138,312
Kontoor Brands, Inc.	755,100	36,539,289
Movado Group, Inc.	239,719	6,896,716
Oxford Industries, Inc.	67,875	7,166,921
Steven Madden Ltd.	1,119,930	40,317,480
Wolverine World Wide, Inc.	1,203,354	20,517,186

		149,757,748

Tobacco — 0.5%
Universal Corp.	375,191	19,843,852
Vector Group Ltd.	1,127,504	13,541,323

		33,385,175

Trading Companies & Distributors — 1.3%
DXP Enterprises, Inc.(a)	240,557	6,475,794
GMS, Inc.(a)(b)	636,550	36,849,880
NOW, Inc.(a)(b)	1,687,262	18,812,971
Veritiv Corp.	206,756	27,941,006

		90,079,651

Water Utilities — 0.6%
American States Water Co.	175,536	15,603,395
California Water Service Group	318,805	18,554,451
Middlesex Water Co.	76,500	5,976,180

		40,134,026

Wireless Telecommunication Services — 0.5%
Gogo, Inc.(a)	347,706	5,041,737
Shenandoah Telecommunications Co.(b)	767,505	14,597,945
Telephone & Data Systems, Inc.	1,524,716	16,024,765

		35,664,447

Total Long-Term Investments — 97.2% (Cost: $7,459,997,670)		6,789,542,907

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 8.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	417,171,709	$417,296,861
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	198,053,688	198,053,688

Total Short-Term Securities — 8.8% (Cost: $ 615,220,595)		615,350,549

Total Investments — 106.0% (Cost: $ 8,075,218,265)		7,404,893,456

Liabilities in Excess of Other Assets — (6.0)%		(421,545,404)

Net Assets — 100.0%		$ 6,983,348,052

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$274,022,994	$143,172,251	(a)	$—	$(18,084)	$119,700	$417,296,861	417,171,709	$1,465,715	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	68,870,000	129,183,688	(a)	—	—	—	198,053,688	198,053,688	3,886,356		219

					$(18,084)	$119,700	$615,350,549		$5,352,071		$219

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russel 2000 E-Mini Index	676	06/16/23	$61,296	$1,355,348

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short		Goldman Sachs Bank USA(b)	08/19/26	$24,139,889	$(956,614	)(c)	$23,198,577	0.3%
		HSBC Bank PLC(d)	02/10/28	49,875,811	(4,630,017	)(e)	45,382,191	0.7
		JPMorgan Chase Bank NA(f)	02/08/24	62,222,550	(889,425	)(g)	61,534,200	0.9

					$(6,476,056)		$130,114,968

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(15,302) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(136,397) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(201,075) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Atlantic Union Bankshares Corp.	1,979	$69,364	0.3%
BankUnited, Inc.	96,527	2,179,580	9.4
HomeStreet, Inc.	8,784	158,024	0.7
Pacific Premier Bancorp, Inc.	60,456	1,452,153	6.2
Pathward Financial, Inc.	6,074	252,010	1.1
Provident Financial Services, Inc.	191,418	3,671,397	15.8
Renasant Corp.	14,749	451,025	1.9
Simmons First National Corp., Class A	152,214	2,662,223	11.5
Southside Bancshares, Inc.	5,520	183,264	0.8
TrustCo Bank Corp.	571	18,238	0.1
United Community Banks, Inc.	1,409	39,621	0.2
Washington Federal, Inc.	1,295	39,005	0.2
WSFS Financial Corp.	71,016	2,670,912	11.5

		13,846,816

Capital Markets
WisdomTree, Inc.	8,140	47,700	0.2

Commercial Services & Supplies
Pitney Bowes, Inc.	2,851	11,090	0.1

Consumer Finance
Bread Financial Holdings, Inc.	271,545	8,233,245	35.5
Green Dot Corp.	24,813	426,287	1.8

		8,659,532

	Shares	Value	% of Basket Value

Hotel & Resort REITs
Pebblebrook Hotel Trust	5,238	$73,542	0.3%

Insurance
Horace Mann Educators Corp.	1,749	58,556	0.2
James River Group Holdings Ltd.	24,278	501,341	2.2

		559,897

Net Value of Reference Entity — Goldman Sachs Bank USA		$23,198,577

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Ameris Bancorp	1,620	$59,259	0.1%
Atlantic Union Bankshares Corp.	89,995	3,154,325	6.9
Banc of California, Inc.	129,235	1,619,314	3.6
Capitol Federal Financial, Inc.	153,389	1,032,308	2.3
Central Pacific	27,781	497,280	1.1
Eagle Bancorp., Inc.	62,534	2,093,013	4.6
HomeStreet, Inc.	10,339	185,999	0.4
Hope Bancorp, Inc.	68,578	673,436	1.5
Independent Bank Corp.	200	13,124	0.0
Pacific Premier Bancorp, Inc.	140,751	3,380,839	7.4
Pathward Financial, Inc.	9,594	398,055	0.9
Renasant Corp.	57,715	1,764,925	3.9

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF

	Shares	Value	% of Basket Value

Banks (continued)
Southside Bancshares, Inc.	13,095	$434,754	1.0%
TrustCo Bank Corp.	571	18,238	0.0
Washington Federal, Inc.	58,658	1,766,779	3.9
WSFS Financial Corp.	78,216	2,941,704	6.5

		20,033,352

Commercial Services & Supplies
Pitney Bowes, Inc.	401,926	1,563,492	3.5

Consumer Finance
Green Dot Corp., Class A	212,348	3,648,139	8.0

Electronic Equipment, Instruments & Components
Rogers Corp.	262	42,819	0.1

Financial Services
Radian Group, Inc.	1,395	30,829	0.1

Hotel & Resort REITs
Pebblebrook Hotel Trust	162,870	2,286,695	5.0

Insurance
Genworth Financial, Inc., Class A	546,450	2,743,179	6.0
Horace Mann Educators Corp.	45,640	1,528,027	3.4
James River Group Holdings Ltd.	28,689	592,428	1.3
ProAssurance Corp.	65,748	1,215,023	2.7
Stewart Information Services Corp.	25,580	1,032,153	2.3

		7,110,810

Multi-Utilities
Avista Corp.	111,584	4,736,741	10.4

Office REITs
Brandywine Realty Trust	34,494	163,157	0.4
SL Green Realty Corp.	130,301	3,064,679	6.7

		3,227,836

Oil, Gas & Consumable Fuels
Green Plains, Inc.	24,848	770,039	1.7

Water Utilities
Middlesex Water Co.	24,724	1,931,439	4.3

Net Value of Reference Entity — HSBC Bank PLC		$45,382,191

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Banc of California, Inc.	3,616	$45,309	0.1%

	Shares	Value	% of Basket Value

Banks (continued)
Central Pacific Financial Corp.	96,879	$1,734,134	2.8%
Customers Bancorp, Inc.	7,680	142,234	0.2
Eagle Bancorp, Inc.	46,380	1,552,339	2.5
National Bank Holdings Corp., Class A	7,805	261,155	0.4
Pacific Premier Bancorp, Inc.	25,413	610,420	1.0
Pathward Financial, Inc.	26,603	1,103,758	1.8
Seacoast Banking Corp. of Florida	11,867	281,248	0.5
Southside Bancshares, Inc.	13,276	440,763	0.7
Veritex Holdings, Inc.	82,893	1,513,626	2.5
WSFS Financial Corp.	60,087	2,259,872	3.7

		9,944,858

Consumer Finance
Bread Financial Holdings, Inc.	70,321	2,132,133	3.5
Green Dot Corp., Class A	485,589	8,342,419	13.5

		10,474,552

Financial Services
Radian Group, Inc.	1,763,632	38,976,267	63.3

Insurance
Horace Mann Educators Corp.	13,668	457,605	0.7

Multi-Utilities
Avista Corp.	1,280	54,336	0.1

Office REITs
Brandywine Realty Trust	12,366	58,491	0.1

Retail REITs
Acadia Realty Trust	112,408	1,568,092	2.6

Net Value of Reference Entity — JPMorgan Chase Bank NA		$61,534,201

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$—	$(6,476,056)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,355,348	$—	$—	$—	$1,355,348

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$6,476,056	$—	$—	$—	$6,476,056

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,830,468)	$—	$—	$—	$(2,830,468)
Swaps	—	—	(31,019,565)	—	—	—	(31,019,565)

	$—	$—	$(33,850,033)	$—	$—	$—	$(33,850,033)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$928,022	$—	$—	$—	$928,022
Swaps	—	—	(10,501,868)	—	—	—	(10,501,868)

	$—	$—	$(9,573,846)	$—	$—	$—	$(9,573,846)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$33,340,970
Total return swaps
Average notional amount	$168,696,908

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® S&P Small-Cap 600 Value ETF

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Futures contracts	$1,279,285	$—

Swaps — OTC(a)	—	6,476,056

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,279,285	$6,476,056

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$1,279,285	$6,476,056

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)

Goldman Sachs Bank USA	$956,614	$—	$—	$(956,614)	$—

HSBC Bank PLC	4,630,017	—	—	(4,630,017)	—

JPMorgan Chase Bank N.A	889,425	—	—	(889,425)	—

	$6,476,056	$—	$—	$(6,476,056)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Common Stocks	$6,789,542,905	$—	$2	$6,789,542,907

Short-Term Securities

Money Market Funds	615,350,549	—	—	615,350,549

	$7,404,893,454	$—	$2	$7,404,893,456

Derivative Financial Instruments(a)

Assets

Equity Contracts	$1,355,348	$—	$—	$1,355,348

Liabilities

Equity Contracts	—	(6,476,056)	—	(6,476,056)

	$1,355,348	$(6,476,056)	$—	$(5,120,708)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

March 31, 2023

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Small-Cap 600 Value ETF

ASSETS

Investments, at value — unaffiliated(a)(b)	$7,495,633,556	$30,104,478,496	$24,261,580,151	$6,789,542,907

Investments, at value — affiliated(c)	48,108,852	278,844,966	402,147,362	615,350,549

Cash	389	1,408,519	110,889	6,344,986

Cash pledged:

Collateral — OTC derivatives	—	—	—	31,690,000

Futures contracts	1,157,640	3,123,340	3,273,360	5,270,000

Receivables:

Investments sold	—	22,950,212	58,185,671	38,331,325

Securities lending income — affiliated	32,648	37,603	72,854	219,837

Swaps	—	—	—	845,612

Capital shares sold	—	15,885,969	22,768,585	—

Dividends — unaffiliated	3,989,803	17,168,975	21,965,895	10,990,447

Dividends — affiliated	68,714	160,051	151,227	898,614

Variation margin on futures contracts	268,538	724,763	799,824	1,279,285

Total assets	7,549,260,140	30,444,782,894	24,771,055,818	7,500,763,562

LIABILITIES

Bank overdraft	—	—	110,441	—

Collateral on securities loaned	—	237,519,455	209,976,583	417,275,974

Payables:

Investments purchased	—	38,809,211	50,616,144	60,865,296

Swaps	—	—	—	27,076,128

Capital shares redeemed	—	—	30,358,113	4,589,926

Investment advisory fees	1,230,998	4,362,743	3,719,289	1,132,130

Variation margin on futures contracts	1,602	—	—	—

Unrealized depreciation on OTC swaps	—	—	—	6,476,056

Total liabilities	1,232,600	280,691,409	294,780,570	517,415,510

NET ASSETS	$7,548,027,540	$30,164,091,485	$24,476,275,248	$6,983,348,052

NET ASSETS CONSIST OF:

Paid-in capital	$7,052,102,523	$25,952,679,526	$25,611,306,419	$8,580,648,621

Accumulated earnings (loss)	495,925,017	4,211,411,959	(1,135,031,171)	(1,597,300,569)

NET ASSETS	$7,548,027,540	$30,164,091,485	$24,476,275,248	$6,983,348,052

NET ASSET VALUE

Shares outstanding	40,350,000	471,900,000	161,250,000	74,550,000

Net asset value	$187.06	$63.92	$151.79	$93.67

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$6,611,617,487	$22,700,936,556	$23,745,040,402	$7,459,997,670

(b) Securities loaned, at value	$—	$235,845,800	$208,394,131	$416,044,262

(c) Investments, at cost — affiliated	$45,634,267	$278,820,244	$414,570,321	$615,220,595

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2023

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Small-Cap 600 Value ETF

INVESTMENT INCOME

Dividends — unaffiliated	$127,474,233	$332,017,578	$543,087,200	$134,577,557

Dividends — affiliated	968,526	1,128,251	3,689,197	3,886,356

Securities lending income — affiliated — net	133,167	513,312	611,881	1,465,715

Foreign taxes withheld	—	(154,613)	(76,567)	(14,433)

Total investment income	128,575,926	333,504,528	547,311,711	139,915,195

EXPENSES

Investment advisory	15,351,016	53,418,961	44,024,320	13,345,671

Total expenses	15,351,016	53,418,961	44,024,320	13,345,671

Net investment income	113,224,910	280,085,567	503,287,391	126,569,524

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated	(77,197,960)	(2,203,769,845)	(397,856,262)	(398,010,389)

Investments — affiliated	(47,073)	15,818,525	(154,825)	(18,084)

Capital gain distributions from underlying funds — affiliated	10	33	26	219

Futures contracts	(1,457,413)	(5,359,505)	(11,438,758)	(2,830,468)

In-kind redemptions — unaffiliated(a)	483,936,002	2,382,262,771	2,759,205,407	472,884,728

In-kind redemptions — affiliated(a)	2,245,875	2,758,853	10,283,745	—

Swaps	—	—	—	(31,019,565)

	407,479,441	191,710,832	2,360,039,333	41,006,441

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	(1,338,733,330)	(5,966,998,840)	(3,109,292,037)	(876,381,435)

Investments — affiliated	(6,486,631)	(26,742,051)	(22,915,734)	119,700

Futures contracts	(112,487)	(342,514)	(125,415)	928,022

Swaps	—	—	—	(10,501,868)

	(1,345,332,448)	(5,994,083,405)	(3,132,333,186)	(885,835,581)

Net realized and unrealized loss	(937,853,007)	(5,802,372,573)	(772,293,853)	(844,829,140)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(824,628,097)	$(5,522,287,006)	$(269,006,462)	$(718,259,616)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	iShares S&P 100 ETF		iShares S&P 500 Growth ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$113,224,910	$98,468,954	$280,085,567	$196,796,622

Net realized gain	407,479,441	462,070,579	191,710,832	3,911,096,585

Net change in unrealized appreciation (depreciation)	(1,345,332,448)	623,310,831	(5,994,083,405)	1,270,127,992

Net increase (decrease) in net assets resulting from operations	(824,628,097)	1,183,850,364	(5,522,287,006)	5,378,021,199

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(113,384,492)	(96,979,731)	(273,353,269)	(197,299,111)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(291,408,168)	713,344,619	(798,680,236)	402,934,188

NET ASSETS

Total increase (decrease) in net assets	(1,229,420,757)	1,800,215,252	(6,594,320,511)	5,583,656,276

Beginning of year	8,777,448,297	6,977,233,045	36,758,411,996	31,174,755,720

End of year	$7,548,027,540	$8,777,448,297	$30,164,091,485	$36,758,411,996

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets   (continued)

	iShares S&P 500 Value ETF		iShares S&P Small-Cap 600 Value ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$503,287,391	$444,658,089	$126,569,524	$93,472,980

Net realized gain	2,360,039,333	1,639,867,069	41,006,441	1,376,936,932

Net change in unrealized appreciation (depreciation)	(3,132,333,186)	559,126,265	(885,835,581)	(1,236,361,719)

Net increase (decrease) in net assets resulting from operations	(269,006,462)	2,643,651,423	(718,259,616)	234,048,193

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(505,414,298)	(441,547,200)	(106,591,690)	(131,583,294)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(635,658,997)	2,259,799,358	(741,070,327)	(359,336,301)

NET ASSETS

Total increase (decrease) in net assets	(1,410,079,757)	4,461,903,581	(1,565,921,633)	(256,871,402)

Beginning of year	25,886,355,005	21,424,451,424	8,549,269,685	8,806,141,087

End of year	$24,476,275,248	$25,886,355,005	$6,983,348,052	$8,549,269,685

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 100 ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$208.24	$179.83	$118.50	$125.31	$115.89

Net investment income(a)	2.66	2.41	2.37	2.48	2.35

Net realized and unrealized gain(b)	(21.16)	28.36	61.39	(6.58)	9.45

Net increase from investment operations	(18.50)	30.77	63.76	(4.10)	11.80

Distributions from net investment income(c)	(2.68)	(2.36)	(2.43)	(2.71)	(2.38)

Net asset value, end of year	$187.06	$208.24	$179.83	$118.50	$125.31

Total Return(d)

Based on net asset value	(8.80)%	17.14%	54.11%	(3.42)%	10.25%

Ratios to Average Net Assets(e)

Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.48%	1.19%	1.52%	1.86%	1.94%

Supplemental Data

Net assets, end of year (000)	$7,548,028	$8,777,448	$6,977,233	$4,852,686	$4,824,336

Portfolio turnover rate(f)	3%	2%	8%	4%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Growth ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)

Net asset value, beginning of year	$76.34	$65.08	$41.25	$43.10	$38.76

Net investment income(b)	0.60	0.41	0.47	0.60	0.52

Net realized and unrealized gain(c)	(12.44)	11.27	23.85	(1.68)	4.33

Net increase from investment operations	(11.84)	11.68	24.32	(1.08)	4.85

Distributions from net investment income(d)	(0.58)	(0.42)	(0.49)	(0.77)	(0.51)

Net asset value, end of year	$63.92	$76.34	$65.08	$41.25	$43.10

Total Return(e)

Based on net asset value	(15.48)%	17.94%	59.13%	(2.65)%	12.59%

Ratios to Average Net Assets(f)

Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	0.94%	0.55%	0.82%	1.30%	1.27%

Supplemental Data

Net assets, end of year (000)	$30,164,091	$36,758,412	$31,174,756	$22,307,379	$22,550,900

Portfolio turnover rate(g)	34%	14%	13%	27%	27%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Value ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$155.61	$141.09	$96.29	$112.76	$109.32

Net investment income(a)	3.00	2.89	2.83	2.86	2.69
Net realized and unrealized gain(b)	(3.78)	14.48	44.86	(16.41)	3.53

Net increase from investment operations	(0.78)	17.37	47.69	(13.55)	6.22

Distributions from net investment income(c)	(3.04)	(2.85)	(2.89)	(2.92)	(2.78)

Net asset value, end of year	$151.79	$155.61	$141.09	$96.29	$112.76

Total Return(d)
Based on net asset value	(0.35)%	12.39%	50.10%	(12.34)%	5.79%

Ratios to Average Net Assets(e)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	2.06%	1.92%	2.39%	2.40%	2.43%

Supplemental Data
Net assets, end of year (000)	$24,476,275	$25,886,355	$21,424,451	$14,187,829	$15,234,432

Portfolio turnover rate(f)	29%	18%	26%	32%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	(a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)

Net asset value, beginning of year	$102.39	$100.53	$50.14		$73.81	$75.49

Net investment income(b)	1.62	1.07	1.12		1.10	1.20
Net realized and unrealized gain(c)	(8.96)	2.32	50.16		(23.45)	(1.71)

Net increase from investment operations	(7.34)	3.39	51.28		(22.35)	(0.51)

Distributions from net investment income(d)	(1.38)	(1.53)	(0.89)		(1.32)	(1.17)

Net asset value, end of year	$93.67	$102.39	$100.53		$50.14	$73.81

Total Return(e)
Based on net asset value	(7.08)%	3.38%	103.08	%(f)	(30.75)%	(0.71)%

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.21%		0.25%	0.25%

Net investment income	1.71%	1.04%	1.56%		1.48%	1.54%

Supplemental Data
Net assets, end of year (000)	$6,983,348	$8,549,270	$8,806,141		$4,120,917	$6,155,204

Portfolio turnover rate(h)	54%	42%	52%		53%	38%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1.	ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

S&P 100	Diversified
S&P 500 Growth	Diversified

S&P 500 Value	Diversified
S&P Small-Cap 600 Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

S&P 500 Growth
Barclays Bank PLC	$953,371	$(953,371)	$—		$—
BNP Paribas SA	1,820,016	(1,820,016)	—		—
Citadel Clearing LLC	9,568,555	(9,568,555)	—		—
Citigroup Global Markets, Inc.	61,947,606	(61,542,354)	—		405,252
Credit Suisse Securities (USA) LLC	3,054	(3,054)	—		—
Goldman Sachs & Co. LLC	92,471,629	(92,471,629)	—		—
J.P. Morgan Securities LLC	9,362,720	(9,362,720)	—		—
Jefferies LLC	255,069	(255,069)	—		—
Morgan Stanley	26,497	(26,418)	—		79
RBC Capital Market LLC	51,154,802	(51,154,802)	—		—
Scotia Capital (USA), Inc.	19,428	(19,409)	—		19
TD Prime Services LLC	89,899	(89,899)	—		—
UBS AG	7,695,978	(7,695,978)	—		—
UBS Securities LLC	477,176	(476,420)	—		756

	$235,845,800	$(235,439,694)	$—		$406,106

S&P 500 Value
Barclays Bank PLC	$2,697,387	$(2,697,387)	$—		$—
BofA Securities, Inc.	2,992,988	(2,991,402)	—		1,586
Citadel Clearing LLC	2,046,619	(2,046,619)	—		—
Citigroup Global Markets, Inc.	22,230,282	(22,230,282)	—		—
Credit Suisse Securities (USA) LLC	19,798	(19,204)	—		594
Goldman Sachs & Co. LLC	26,244,638	(26,244,638)	—		—
J.P. Morgan Securities LLC	100,067,101	(100,067,101)	—		—
Jefferies LLC	10,156,124	(10,117,500)	—		38,624
Morgan Stanley	14,201,370	(14,201,370)	—		—
Natixis SA	5,371,305	(5,371,305)	—		—
RBC Capital Market LLC	169,138	(169,025)	—		113
Scotia Capital (USA), Inc.	4,082,831	(4,042,380)	—		40,451
TD Prime Services LLC	11,450,325	(11,133,250)	—		317,075
UBS AG	1,856,172	(1,856,172)	—		—
Virtu Americas LLC	2,886,495	(2,883,150)	—		3,345
Wells Fargo Securities LLC	1,921,558	(1,918,093)	—		3,465

	$208,394,131	$(207,988,878)	$—		$405,253

S&P Small-Cap 600 Value
Barclays Bank PLC	$5,917,406	$(5,917,406)	$—		$—
Barclays Capital, Inc.	1,853,197	(1,851,200)	—		1,997
BNP Paribas SA	67,861,578	(67,602,297)	—		259,281
BofA Securities, Inc.	40,798,142	(40,798,142)	—		—
Citadel Clearing LLC	566,020	(562,375)	—		3,645
Citigroup Global Markets, Inc.	2,563,079	(2,544,879)	—		18,200
Credit Suisse Securities (USA) LLC	199,174	(199,174)	—		—
Goldman Sachs & Co. LLC	64,882,315	(64,882,315)	—		—
HSBC Bank PLC	5,020,916	(5,007,375)	—		13,541
J.P. Morgan Securities LLC	79,509,693	(79,509,693)	—		—
Jefferies LLC	1,117,467	(1,117,467)	—		—
Morgan Stanley	73,903,401	(73,887,666)	—		15,735
National Financial Services LLC	170,578	(170,578)	—		—
Natixis SA	8,814,095	(8,814,095)	—		—
Nomura Securities International, Inc.	2,420,422	(2,420,422)	—		—
Scotia Capital (USA), Inc.	5,987,728	(5,987,728)	—		—
SG Americas Securities LLC	277,269	(277,269)	—		—
State Street Bank & Trust Co.	29,701,705	(29,701,705)	—		—
TD Prime Services LLC	8,557,942	(8,557,942)	—		—
UBS AG	11,058,628	(11,045,592)	—		13,036

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
S&P Small-Cap 600 Value (continued)
UBS Securities LLC	$470,116	$(470,116)	$—		$—
Virtu Americas LLC	65,696	(65,696)	—		—
Wells Fargo Bank N.A.	1,017,542	(1,017,542)	—		—
Wells Fargo Securities LLC	3,310,153	(3,310,153)	—		—

	$416,044,262	$(415,718,827)	$—		$325,435

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded on the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares EGS Screened S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements   (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of the agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

S&P 100	0.20%
S&P 500 Growth	0.18
S&P 500 Value	0.18

S&P Small-Cap 600 Value	0.18

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

S&P 100	$43,471
S&P 500 Growth	206,679
S&P 500 Value	219,463

S&P Small-Cap 600 Value	474,954

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
S&P 100	$41,851,425	$36,786,241	$(19,665,381)
S&P 500 Growth	6,709,318,546	7,474,526,018	(1,731,596,705)
S&P 500 Value	6,229,418,684	5,555,035,930	(190,503,385)
S&P Small-Cap 600 Value	1,390,431,185	1,569,691,056	15,820,837

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

iShares ETF	Purchases	Sales

S&P 100	$235,776,630	$235,903,077
S&P 500 Growth	10,268,502,679	10,270,817,853
S&P 500 Value	7,241,816,576	7,189,092,927

S&P Small-Cap 600 Value	3,947,874,629	4,081,472,673

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

S&P 100	$1,220,226,145	$1,511,748,081
S&P 500 Growth	4,127,856,805	4,931,930,719
S&P 500 Value	9,821,369,364	10,520,294,992

S&P Small-Cap 600 Value	3,863,111,989	4,602,532,910

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
S&P 100	$481,586,929	$(481,586,929)
S&P 500 Growth	2,381,019,333	(2,381,019,333)
S&P 500 Value	2,745,576,484	(2,745,576,484)
S&P Small-Cap 600 Value	386,322,454	(386,322,454)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022
S&P 100
Ordinary income	$113,384,492	$96,979,731

S&P 500 Growth
Ordinary income	$273,353,269	$197,299,111

S&P 500 Value
Ordinary income	$505,414,298	$441,547,200

S&P Small-Cap 600 Value
Ordinary income	$106,591,690	$131,583,294

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total
S&P 100	$1,817,826	$(362,360,219)	$856,467,410	$—	$495,925,017
S&P 500 Growth	6,732,298	(3,160,067,414)	7,364,747,075	—	4,211,411,959
S&P 500 Value	983,982	(1,566,023,135)	430,007,982	—	(1,135,031,171)
S&P Small-Cap 600 Value	—	(854,325,126)	(716,456,219)	(26,519,224)	(1,597,300,569)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of realized gains / losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements and characterization of corporate actions.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 100	$6,687,274,998	$1,358,149,467	$(501,682,057)	$856,467,410
S&P 500 Growth	23,018,576,387	8,162,926,490	(798,179,415)	7,364,747,075
S&P 500 Value	24,233,719,531	2,320,592,756	(1,890,584,774)	430,007,982
S&P Small-Cap 600 Value	8,121,349,674	443,112,876	(1,159,569,094)	(716,456,218)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22
iShares ETF	Shares	Amount	Shares	Amount
S&P 100
Shares sold	6,650,000	$1,223,360,035	9,000,000	$1,852,545,063
Shares redeemed	(8,450,000)	(1,514,768,203)	(5,650,000)	(1,139,200,444)

	(1,800,000)	$(291,408,168)	3,350,000	$713,344,619

S&P 500 Growth
Shares sold	65,500,000	$4,123,265,045	97,500,000	$7,705,816,385
Shares redeemed	(75,100,000)	(4,921,945,281)	(95,050,000)	(7,302,882,197)

	(9,600,000)	$(798,680,236)	2,450,000	$402,934,188

S&P 500 Value
Shares sold	67,300,000	$9,872,676,861	46,050,000	$7,005,954,291
Shares redeemed	(72,400,000)	(10,508,335,858)	(31,550,000)	(4,746,154,933)

	(5,100,000)	$(635,658,997)	14,500,000	$2,259,799,358

S&P Small-Cap 600 Value
Shares sold	39,800,000	$3,828,377,839	36,350,000	$3,774,747,013
Shares redeemed	(48,750,000)	(4,569,448,166)	(40,450,000)	(4,134,083,314)

	(8,950,000)	$(741,070,327)	(4,100,000)	$(359,336,301)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Small-Cap 600 Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income
S&P 100	$126,077,587
S&P 500 Growth	315,687,175
S&P 500 Value	513,848,045
S&P Small-Cap 600 Value	94,233,144

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income
S&P 100	$1,131,497
S&P 500 Growth	9,780,525
S&P 500 Value	13,455,367
S&P Small-Cap 600 Value	17,296,558

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
S&P 100	100.00%
S&P 500 Growth	100.00
S&P 500 Value	97.94
S&P Small-Cap 600 Value	87.57

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF and iShares S&P Small-Cap 600 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

S&P 100	$2.684663	$—	$—	$2.684663	100%	—%	—%	100%

S&P 500 Value	3.036629	—	—	3.036629	100	—	—	100

S&P Small-Cap 600 Value	1.381547	—	—	1.381547	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	61

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information  (continued)

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation
CVR	Contingent Value Rights
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	67

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representations regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-301-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•  iShares Preferred and Income Securities ETF | PFF | NASDAQ

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Preferred and Income Securities ETF

Investment Objective

The iShares Preferred and Income Securities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated preferred and hybrid securities, as represented by the ICE Exchange-Listed Preferred & Hybrid Securities Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment portfolio similar to the index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.99)%	1.64%	3.09%	(8.99)%	8.48%	35.53%

Fund Market	(8.96)	1.65	3.08	(8.96)	8.51	35.40

Index	(8.66)	2.28	3.73	(8.66)	11.93	44.17

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2019 reflects the performance of the S&P U.S. Preferred Stock Index™. Index performance beginning on February 1, 2019 through October 31, 2019 reflects the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index, which terminated on October 31, 2019. Index performance beginning on November 1, 2019 reflects the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,017.30	$ 2.31		$ 1,000.00	$ 1,022.65	$ 2.32		0.46%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Preferred and Income Securities ETF

Portfolio Management Commentary

U.S. dollar-denominated preferred stocks posted a notable decline for the reporting period. Preferred stock typically pays a steady stream of dividends; therefore, its value is sensitive to prevailing interest rates. When interest rates rise, the dividends paid on preferred stock become relatively less attractive to investors, which weighs on its value. During the reporting period, the Fed raised short-term interest rates eight times and bond yields rose substantially. The value of preferred and hybrid securities is also influenced by the financial conditions of the issuing company, and the negative performance of some companies represented in the Index during the reporting period also negatively impacted the Index’s return.

The financials sector, representing approximately 58% of the Index on average for the reporting period, detracted the most from the Index’s return. In particular, preferred stock issued by banks, which tend to issue high levels of preferred stock due to regulatory capital requirements, declined. Because preferred stock is classified as equity rather than debt on balance sheets, it can be a useful tool to meet target capital ratios.

Late in the reporting period, the failure of two banks represented in the Index negatively impacted the Index’s performance. The banks were unable to meet a surge in customer deposit withdrawals and the government intervened to help depositors and provide liquidity in order to maintain the stability of the financial system. While the government arranged for the sale of both banks’ assets to other institutions, the disruption created by the failures led to increased scrutiny of the industry by investors. The information technology sector also declined, primarily due to weakness in the semiconductors and semiconductor equipment industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Financials	60.4%
Utilities	13.1
Real Estate	7.2
Communication Services	4.6
Consumer Discretionary	3.3
Health Care	3.0
Industrials	2.9
Energy	2.6
Consumer Staples	1.4
Materials	1.1
Other (each representing less than 1%)	0.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Wells Fargo & Co., Series L, NVS	1.9%
Citigroup Capital XIII, (3-mo. USD LIBOR + 6.370%), NVS	1.5
PG&E Corp.	1.3
Danaher Corp., Series B, NVS	1.3
Bank of America Corp., Series L, NVS	1.3
NextEra Energy, Inc.	1.1
NextEra Energy, Inc.	1.1
ArcelorMittal SA	1.0
JPMorgan Chase & Co., Series EE, NVS	1.0
JPMorgan Chase & Co., Series DD, NVS	0.9

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 98.8%

Automobile Components — 0.8%
Aptiv PLC, Series A, 5.50%, NVS(a)	869,844	$106,764,653

Automobiles — 1.2%
Ford Motor Co.
6.00%	2,420,405	59,566,167
6.50%, NVS	1,815,445	44,387,630
6.20%	2,269,113	56,841,281

		160,795,078

Banks — 25.3%
Associated Banc-Corp (5 year CMT + 2.812%), 6.63%(b)	907,901	21,553,570
Series E, 5.88%, NVS(c)(d)	308,000	5,753,440
Series F, 5.63%, NVS(c)	308,354	6,000,569
Atlantic Union Bankshares Corp., Series A, 6.88%, NVS(c)	515,337	11,172,506
Bank of America Corp.
Series 02, (3-mo. USD LIBOR + 0.650%), 5.60%, NVS(b)(c)	539,808	11,325,172
Series 4, (3-mo. USD LIBOR + 0.750%), 5.70%, NVS(b)(c)	375,126	8,173,996
Series 5, (3-mo. USD LIBOR + 0.500%), 5.42%, NVS(b)(c)(d)	756,493	15,417,327
Series E, (3-mo. USD LIBOR + 0.350%), 5.21%, NVS(b)(c)	565,988	12,010,265
Series GG, 6.00%(c)	2,460,018	60,541,043
Series HH, 5.88%, NVS(c)(d)	1,546,906	37,032,930
Series K*, (3-mo. USD LIBOR + 1.327%), 6.45%(b)	1,912,332	47,827,423
Series KK, 5.38%, NVS(c)	2,539,023	58,321,358
Series L, 7.25%, NVS(a)(c)	140,486	164,053,931
Series LL, 5.00%, NVS(c)	2,377,046	50,654,850
Series NN, 4.38%, NVS(c)	1,961,127	36,418,128
Series PP, 4.13%, NVS(c)	1,656,337	29,002,461
Series QQ, 4.25%, NVS(c)	2,361,354	42,929,416
Series SS, 4.75%, NVS(c)(d)	1,247,508	25,848,366
Bank of Hawaii Corp., Series A, 4.38%, NVS(c)	547,620	9,052,159
Bank OZK, Series A, 4.63%, NVS(c)	1,058,891	16,878,723
Cadence Bank, Series A, 5.50%, NVS(c)	525,808	11,057,742
Citigroup, Inc.
Series J, (3-mo. USD LIBOR + 4.040%), 7.13%(b)(c)(d)	2,874,236	71,942,127
Series K, (3-mo. USD LIBOR + 4.130%), 6.88%, NVS(b)(c)(d)	4,523,227	112,130,797
Citizens Financial Group, Inc.
Series D, (3-mo. USD LIBOR + 3.642%), 6.35%, NVS(b)(c)	907,685	21,366,905
Series E, 5.00%, NVS(c)	1,361,467	26,888,973
ConnectOne Bancorp, Inc., Series A, (5 year CMT + 4.420%), 5.25%, NVS(b)(c)	354,466	5,685,635
Cullen/Frost Bankers, Inc., Series B, 4.45%, NVS(c)	456,773	8,765,474
Dime Community Bancshares, Inc., 5.50%, NVS(c)	400,847	7,014,823
Fifth Third Bancorp
Series A, 6.00%, NVS(c)(d)	605,538	13,975,817
Series I, (3-mo. USD LIBOR + 3.710%), 6.63%, NVS(b)(c)	1,361,466	32,280,359
Series K, 4.95%, NVS(c)	756,360	16,420,576
First Citizens BancShares, Inc.
Series A, 5.38%, NVS(c)	1,043,773	22,722,938

Security	Shares	Value

Banks (continued)
First Citizens BancShares, Inc.
Series C, 5.63%, NVS(c)	605,857	$13,038,043
First Horizon Corp. 6.50%, NVS(c)	449,995	9,940,390
Series D, (3-mo. USD LIBOR + 3.859%), 6.10%(b)(c)	302,580	6,596,244
Series F, 4.70%(c)	449,995	8,635,404
First Republic Bank
Series H, 5.13%, NVS(c)(d)	596,244	3,708,638
Series I, 5.50%, NVS(c)(d)	900,383	5,654,405
Series J, 4.70%, NVS(c)	1,208,629	6,889,185
Series K, 4.13%(c)(d)	1,524,903	8,127,733
Series L, 4.25%(c)	2,266,498	12,080,434
Series M, 4.00%(c)(d)	2,274,773	12,147,288
Series N, 4.50%(c)	2,243,500	12,496,295
FNB Corp., (3-mo. USD LIBOR + 4.600%), 7.25%, NVS(b)(c)(d)	335,478	8,115,213
Fulton Financial Corp., Series A, 5.13%, NVS(c)	607,412	10,101,262
Hancock Whitney Corp., 6.25%	517,444	12,573,889
Heartland Financial U.S.A., Inc., Series E, (5 year CMT + 6.675%), 7.00%, NVS(b)(c)	350,469	8,463,826
Huntington Bancshares, Inc.
Series C, 5.70%, NVS(c)	531,235	11,628,734
Series H, 4.50%, NVS(c)(d)	1,512,791	27,668,947
Series J, 6.88%, NVS(b)(c)	983,521	23,929,066
JPMorgan Chase & Co.
Series DD, 5.75%, NVS(c)	4,534,083	112,944,008
Series EE, 6.00%, NVS(c)(d)	5,121,594	128,961,737
Series GG, 4.75%, NVS(c)	2,395,315	51,762,757
Series JJ, 4.55%, NVS(c)	4,149,524	87,637,947
Series LL, 4.63%, NVS(c)	5,119,984	108,134,062
Series MM, 4.20%, NVS(c)(d)	5,535,196	109,430,825
KeyCorp
(5 year CMT + 3.132%), 6.20%, NVS(b)(c)	1,815,298	40,535,604
Series E, (3-mo. USD LIBOR + 3.892%), 6.13%, NVS(b)(c)	1,512,791	35,414,437
Series F, 5.65%, NVS(c)	1,285,853	26,501,430
Series G, 5.63%, NVS(c)	1,361,466	29,870,564
M&T Bank Corp., Series H, (3-mo. USD LIBOR + 4.020%), 5.63%, NVS(b)(c)	756,360	18,500,566
Midland States Bancorp, Inc., (5 year CMT + 4.713%), 7.75%, NVS(b)(c)	350,463	7,829,343
New York Community Bancorp, Inc., Series A., (3-mo. USD LIBOR + 3.821%), 6.38%, NVS(b)(c)(d)	1,558,122	36,054,943
New York Community Capital Trust V, 6.00%, NVS(a)	220,626	8,538,226
Old National Bancorp
Series A, 7.00%, NVS(c)	329,722	8,015,542
Series C, 7.00%, NVS(c)	372,696	9,093,782
PacWest Bancorp, Series A, (5 year CMT + 4.820%), 7.75%, NVS(b)(c)	1,552,844	22,997,620
Pinnacle Financial Partners, Inc., Series B, 6.75%, NVS(c)	680,769	16,440,571
Popular Capital Trust II, 6.13%	303,068	7,867,645
Regions Financial Corp.
Series B, (3-mo. USD LIBOR + 3.536%), 6.38%, NVS(b)(c)	1,512,791	35,626,228
Series C, (3-mo. USD LIBOR + 3.148%), 5.70%, NVS(b)(c)	1,512,791	32,403,983
Series E, 4.45%, NVS(c)	1,210,191	21,359,871

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Synovus Financial Corp.
Series D, (3-mo. USD LIBOR + 3.352%), 6.30%, NVS(b)(c)(d)	605,498	$13,750,860
Series E, (5 year CMT + 4.127%), 5.88%, NVS(b)(c)	1,058,938	22,978,955
Texas Capital Bancshares, Inc., Series B, 5.75%, NVS(c)	907,685	17,200,631
Truist Financial Corp.
Series I, (3-mo. USD LIBOR + 0.530%), 5.40%, NVS(b)(c)	523,733	10,893,646
Series O, 5.25%, NVS(c)	1,739,636	40,133,403
Series R, 4.75%, NVS(c)	2,798,576	59,301,825
U.S. Bancorp
Series A, (3-mo. USD LIBOR + 1.020%), 5.85%, NVS(b)(c)	43,477	32,607,750
Series B*, (3-mo. USD LIBOR + 0.600%), 5.39%, NVS(b)(c)	3,025,489	57,847,350
Series K, 5.50%, NVS(c)	1,739,635	42,916,795
Series L, 3.75%, NVS(c)	1,512,791	26,927,680
Series M, 4.00%, NVS(c)(d)	2,269,152	42,206,227
Series O, 4.50%, NVS(c)	1,361,467	28,781,412
United Community Banks, Inc., Series I, 6.88%, NVS(c)	304,694	6,767,254
Valley National Bancorp
Series A, (3-mo. USD LIBOR + 3.850%), 6.25%, NVS(b)(c)	351,039	7,435,006
Series B, (3-mo. USD LIBOR + 3.578%), 8.83%, NVS(b)(c)(d)	306,328	7,057,797
Washington Federal, Inc., Series A, 4.88%, NVS(c)	896,223	14,518,813
Webster Financial Corp.
Series F, 5.25%, NVS(c)(d)	449,995	7,784,914
Series G, 6.50%(c)	411,345	8,457,253
Wells Fargo & Co.
Series AA, 4.70%, NVS(c)	2,344,503	44,287,662
Series CC, 4.38%, NVS(c)	2,099,236	36,925,561
Series DD, 4.25%, NVS(c)	2,504,013	43,069,024
Series L, 7.50%, NVS(a)(c)	204,342	240,357,277
Series Q, (3-mo. USD LIBOR + 3.090%), 5.85%, NVS(b)(c)	3,546,392	82,489,078
Series R, (3-mo. USD LIBOR + 3.690%), 6.63%, NVS(b)(c)(d)	1,721,765	41,838,889
Series Y, 5.63%, NVS(c)(d)	1,411,929	32,191,981
Series Z, 4.75%, NVS(c)	4,136,893	79,469,715
WesBanco, Inc., Series A, (5 year CMT + 6.557%), 6.75%, NVS(b)(c)	449,995	10,390,385
Western Alliance Bancorp, Series A, (5 year CMT + 3.452%), 4.25%, NVS(b)(c)	909,997	12,375,959
Wintrust Financial Corp.
Series D, (3-mo. USD LIBOR + 4.060%), 6.50%, NVS(b)(c)	380,452	8,963,449
Series E, (5 year CMT + 6.507%), 6.88%, NVS(b)(c)(d)	869,842	19,762,810
Zions Bancorp N.A., Series G, (3-mo. USD LIBOR + 4.240%), 9.11%, NVS(b)(c)	420,749	10,262,068

		3,287,887,915

Broadline Retail — 0.5%
Dillard’s Capital Trust I, 7.50%(d)	605,107	15,599,658
Qurate Retail, Inc., 8.00%(d)	958,602	28,096,625

Security	Shares	Value

Broadline Retail (continued)
QVC, Inc.
6.25%	1,517,797	$12,840,563
6.38%	688,003	5,813,625

		62,350,471

Capital Markets — 11.4%
Affiliated Managers Group, Inc. 4.20%	608,349	9,715,334
4.75%	832,403	14,949,958
5.88%	907,672	20,994,453
B Riley Financial, Inc. 6.50%	508,197	9,579,513
6.00%	718,971	12,121,851
5.50%(d)	647,196	12,335,556
5.25%	956,905	15,530,568
5.00%(d)	997,988	17,574,569
6.75%	336,405	7,989,619
6.38%	433,640	9,383,970
Brookfield Finance I UK PLC, 4.50%(c)	698,556	10,275,759
Brookfield Finance, Inc., Series 50, 4.63%, NVS	1,210,191	18,624,839
Carlyle Finance LLC, 4.63%, NVS	1,512,791	27,835,354
Charles Schwab Corp.
Series D, 5.95%, NVS(c)(d)	2,269,151	52,258,548
Series J, 4.45%, NVS(c)	1,815,298	35,071,557
Cowen, Inc., 7.75%	294,707	7,432,511
Crescent Capital BDC, Inc., 5.00%	340,611	7,823,835
Gladstone Investment Corp. 5.00%, NVS	389,477	9,250,079
4.88%	409,082	9,682,971
Goldman Sachs Group, Inc.
Series A, (3-mo. USD LIBOR + 0.750%), 5.61%, NVS(b)(c)	2,269,082	47,015,379
Series C, (3-mo. USD LIBOR + 0.750%), 6.01%, NVS(b)(c)	599,993	12,131,858
Series D, (3-mo. USD LIBOR + 0.670%), 5.53%, NVS(b)(c)	4,084,378	84,914,219
Series J, (3-mo. USD LIBOR + 3.640%), 5.50%, NVS(b)(c)	3,025,489	75,092,637
Series K, (3-mo. USD LIBOR + 3.550%), 6.38%(b)(c)(d)	2,117,775	53,177,330
KKR & Co., Inc., Series C, 6.00%, NVS(a)(d)	1,739,636	110,379,904
KKR Group Finance Co. IX LLC, 4.63%, NVS	1,512,654	27,984,099
Morgan Stanley
Series A, (3-mo. USD LIBOR + 0.700%), 5.49%(b)(c)	3,328,089	68,991,285
Series E, (3-mo. USD LIBOR + 4.320%), 7.13%, NVS(b)(c)	2,609,479	65,497,923
Series F, (3-mo. USD LIBOR + 3.940%), 6.88%, NVS(b)(c)	2,571,658	63,519,953
Series I, (3-mo. USD LIBOR + 3.708%), 6.38%, NVS(b)(c)	3,025,489	74,517,794
Series K, (3-mo. USD LIBOR + 3.491%), 5.85%, NVS(b)(c)	3,025,489	74,971,617
Series L, 4.88%, NVS(c)	1,512,791	33,644,472
Series O, 4.25%, NVS(c)	3,933,174	74,533,647
Series P, 6.50%, NVS(c)	3,025,490	76,817,191
NewtekOne, Inc., 5.50%	306,424	7,544,159
Northern Trust Corp., Series E, 4.70%, NVS(c)	1,210,191	27,846,495
Oaktree Capital Group LLC
Series A, 6.63%, NVS(c)	539,986	11,431,504
Series B, 6.55%, NVS(c)	710,992	14,802,853
Prospect Capital Corp., Series A, 5.35%(c)	459,664	7,354,624

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
State Street Corp.
Series D, (3-mo. USD LIBOR + 3.108%), 5.90%, NVS(b)(c)(d)	2,269,151	$52,939,293
Series G, (3-mo. USD LIBOR + 3.709%), 5.35%, NVS(b)(c)(d)	1,512,791	37,925,670
Stifel Financial Corp. 5.20%	573,277	11,826,704
Series B, 6.25%, NVS(c)	479,978	11,394,678
Series C, 6.13%, NVS(c)	680,769	16,372,494
Series D, 4.50%, NVS(c)	907,858	14,770,850
Trinity Capital, Inc., 7.00%	529,655	13,368,492

		1,479,197,968

Chemicals — 0.1%
EIDP, Inc., Series B, 4.50%, NVS(c)(d)	126,887	11,904,538

Commercial Services & Supplies — 0.2%
Charah Solutions, Inc., 8.50%	408,894	3,843,604
Pitney Bowes, Inc., 6.70%	1,288,379	20,343,504

		24,187,108

Consumer Finance — 2.4%
Atlanticus Holdings Corp., 6.13%	455,858	10,498,410
Capital One Financial Corp.
Series I, 5.00%, NVS(c)	4,538,281	91,446,362
Series J, 4.80%, NVS(c)	3,781,850	72,384,609
Series K, 4.63%, NVS(c)	382,228	6,845,703
Series L, 4.38%, NVS(c)	2,042,214	34,860,593
Series N, 4.25%, NVS(c)	1,285,846	21,370,761
Navient Corp., 6.00%	907,685	17,954,009
SLM Corp., Series B, (3-mo. USD LIBOR + 1.700%), 6.57%(b)(c)	302,578	18,911,125
Synchrony Financial, Series A, 5.63%, NVS(c)	2,269,154	38,666,384

		312,937,956

Diversified REITs — 0.4%
Armada Hoffler Properties, Inc., Series A, 6.75%, NVS(c)	513,199	10,720,727
EPR Properties
Series C, 5.75%, NVS(a)(c)	410,834	7,312,845
Series E, 9.00%, NVS(a)(c)	264,029	6,983,567
Gladstone Commercial Corp., Series G, 6.00%, NVS(c)(d)	302,631	5,598,674
Global Net Lease, Inc.
Series A, 7.25%, NVS(c)	516,138	10,658,250
Series B, 6.88%(c)	358,834	7,506,807
LXP Industrial Trust, Series C, 6.50%, NVS(a)(c)(d)	146,307	7,100,279

		55,881,149

Diversified Telecommunication Services — 3.3%
AT&T Inc. 5.35%	4,001,276	93,989,973
5.63%	2,496,067	62,177,029
Series A, 5.00%, NVS(c)	3,630,596	82,269,305
Series C, 4.75%, NVS(c)	5,294,641	112,617,014
Qwest Corp. 6.75%	1,996,810	29,652,629
6.50%, NVS	2,957,412	42,172,695

		422,878,645

Electric Utilities — 8.4%
American Electric Power Co., Inc., 6.13%, NVS(a)	1,285,854	64,742,749
BIP Bermuda Holdings I Ltd., 5.13%(c)	907,671	16,637,609
Brookfield BRP Holdings Canada, Inc. 4.63%, NVS(c)	1,058,894	16,254,023
4.88%(c)	788,348	11,746,385

Security	Shares	Value

Electric Utilities (continued)
Brookfield Infrastructure Finance ULC, 5.00%	757,373	$13,822,057
Duke Energy Corp. 5.63%	1,512,791	37,895,415
Series A, 5.75%, NVS(c)	3,025,490	76,998,721
Entergy Arkansas LLC, 4.88%	1,240,450	27,872,912
Entergy Louisiana LLC, 4.88%(d)	816,857	19,106,285
Entergy Mississippi LLC, 4.90%	786,597	18,154,659
Georgia Power Co., Series 2017, 5.00%	816,857	20,494,942
NextEra Energy Capital Holdings, Inc., Series N, 5.65%	2,080,057	53,457,465
NextEra Energy, Inc. 6.22%(a)	3,025,496	147,765,225
6.93%(a)	3,025,490	140,231,461
Pacific Gas & Electric Co., Series A, 6.00%(c)(d)	321,618	7,197,811
PG&E Corp., 5.50%(a)	1,210,191	172,246,485
SCE Trust II, 5.10%, NVS(c)	666,157	13,829,419
SCE Trust III, Series H, (3-mo. USD LIBOR + 2.990%), 5.75%, NVS(b)(c)(d)	832,022	17,064,771
SCE Trust IV, Series J, (3-mo. USD LIBOR + 3.132%), 5.38%, NVS(b)(c)(d)	983,276	19,960,503
SCE Trust V, Series K, (3-mo. USD LIBOR + 3.790%), 5.45%, NVS(b)(c)	907,685	20,332,144
SCE Trust VI, 5.00%, NVS(c)	1,437,129	28,713,837
Southern Co. 5.25%	1,361,467	33,247,024
Series 2020, 4.95%	3,025,490	68,376,074
Series C, 4.20%	2,269,152	45,383,040

		1,091,531,016

Electrical Equipment — 0.2%
Babcock & Wilcox Enterprises, Inc. 6.50%	460,444	9,977,822
8.13%	485,413	11,955,722
Series A, 7.75%, NVS(c)	582,414	10,623,231

		32,556,775

Electronic Equipment, Instruments & Components — 0.2%
Coherent Corp., Series A, 6.00%, NVS(a)	174,001	30,448,435

Entertainment — 0.0%
Chicken Soup For The Soul Entertainment, Inc., Series A, NVS, 9.75%(c)(d)	310,146	4,894,104

Financial Services — 3.5%
Apollo Asset Management, Inc.
Series A, 6.38%, NVS(c)(d)	832,022	17,555,664
Series B, 6.38%, NVS(c)	907,685	20,332,144
Citigroup Capital XIII, (3-mo. USD LIBOR + 6.370%), 11.17%, NVS(b)	6,795,264	193,936,834
Compass Diversified Holdings
Series A, 7.25%, NVS(c)	306,844	7,051,275
Series B, (3-mo. USD LIBOR + 4.985%), 7.88%, NVS(b)(c)	306,378	7,598,174
Series C, 7.88%, NVS(c)	350,304	8,459,842
Equitable Holdings, Inc.
Series A, 5.25%, NVS(c)	2,420,404	52,982,644
Series C, 4.30%(c)	907,487	16,879,258
Federal Agricultural Mortgage Corp.
Series D, 5.70%, NVS(c)	301,738	7,458,963
Series F, 5.25%, NVS(c)(d)	366,800	7,999,908
Series G, 4.88%, NVS(c)(d)	382,594	7,908,218
Jackson Financial, Inc., (5 year CMT + 3.728%), 8.00%(b)(c)	1,472,115	36,508,452
Merchants Bancorp (5 year CMT + 4.340%), 8.25%, NVS(c)	432,722	11,294,044

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Merchants Bancorp
Series B, (3-mo. USD LIBOR + 4.569%), 6.00%, NVS(b)(c)	381,329	$8,015,536
Series C, 6.00%, NVS(c)	595,181	11,594,126
National Rural Utilities Cooperative Finance Corp., Series US, 5.50%(d)	756,360	17,683,697
Voya Financial, Inc., Series B, (5 year CMT + 3.210%), 5.35%, NVS(b)(c)	907,685	21,058,292

		454,317,071

Food Products — 1.4%
CHS, Inc. 8.00%, NVS(c)(d)	928,199	27,465,408
Series 1, 7.88%, NVS(c)	1,623,136	43,321,500
Series 2, (3-mo. USD LIBOR + 4.298%), 7.10%, NVS(b)(c)	1,270,711	31,856,725
Series 3, (3-mo. USD LIBOR + 4.155%), 6.75%, NVS(b)(c)	1,490,044	37,251,100
Series 4, 7.50%(c)	1,565,706	41,131,097

		181,025,830

Gas Utilities — 0.3%
Entergy New Orleans LLC, 5.50%	335,850	8,231,684
Spire, Inc., Series A, 5.90%, NVS(c)	756,360	18,190,458
UGI Corp., 7.25%(a)(d)	166,541	13,251,667

		39,673,809

Health Care Equipment & Supplies — 1.6%
Becton Dickinson & Co., Series B, 6.00%, NVS(a)	2,269,152	112,822,237
Boston Scientific Corp., Series A, 5.50%, NVS(a)	761,069	92,119,792

		204,942,029

Health Care REITs — 0.2%
Diversified Healthcare Trust 6.25%, NVS	762,389	10,200,765
5.63%	1,060,177	13,527,858

		23,728,623

Health Care Technology — 0.1%
CareCloud, Inc., Series A, 11.00%, NVS(c)	344,153	9,522,713

Hotel & Resort REITs — 1.0%
Braemar Hotels & Resorts, Inc., Series B, 5.50%, NVS(a)(c)	238,864	3,826,601
Chatham Lodging Trust, Series A, 6.63%, NVS(c)	359,152	7,362,616
DiamondRock Hospitality Co., 8.25%, NVS(c)	360,007	9,367,382
Hersha Hospitality Trust
Series D, 6.50%, NVS(c)	584,304	11,341,341
Series E, 6.50%, NVS(c)	304,486	6,031,868
Pebblebrook Hotel Trust
Series E, 6.38%, NVS(c)	330,164	6,213,686
Series F, 6.30%, NVS(c)	448,168	8,425,558
Series G, 6.38%, NVS(c)	687,163	12,794,975
Series H, 5.70%, NVS(c)	701,620	11,436,406
RLJ Lodging Trust, Series A, 1.95%(a)(c)	974,197	24,413,377
Summit Hotel Properties, Inc.
Series E, 6.25%, NVS(c)	487,008	9,223,932
Series F, 5.88%, NVS(c)	303,314	5,371,691
Sunstone Hotel Investors, Inc.
Series H, 6.13%(c)	341,879	6,919,631
Series I, 5.70%, NVS(c)	298,317	5,715,754

		128,444,818

Hotels, Restaurants & Leisure — 0.1%
FAT Brands, Inc., Series B, NVS, 8.25%(d)	558,370	9,101,431

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.9%
AES Corp., 6.88%(a)	788,976	$70,621,242
Brookfield Renewable Partners LP, Series 17, 5.25%, NVS(c)	606,750	11,977,245
Tennessee Valley Authority
Series A, (30 yr. CMT + 0.840%), 2.22%(b)(d)	629,826	13,327,118
Series D, (30 yr. CMT + 0.940%), 2.13%(b)	774,522	16,737,420

		112,663,025

Industrial Conglomerates — 0.1%
Steel Partners Holdings LP, Series A, 6.00%, NVS	487,119	11,281,676

Insurance — 11.7%
AEGON Funding Co. LLC, 5.10%, NVS	2,798,576	60,421,256
Allstate Corp.
(3-mo. USD LIBOR + 3.165%), 8.00%, NVS(b)	1,512,791	38,606,426
Series G, 5.63%, NVS(c)	1,739,636	43,386,522
Series H, 5.10%, NVS(c)	3,479,343	78,180,837
Series I, 4.75%, NVS(c)	907,685	20,096,146
American Equity Investment Life Holding Co.
Series A, (5 year CMT + 4.322%), 5.95%, NVS(b)(c)	1,207,878	28,348,897
Series B, (5 year CMT + 6.297%), 6.63%, NVS(b)(c)	907,689	22,628,687
American Financial Group, Inc.
5.88%	371,878	8,006,533
4.50%	596,688	11,044,695
5.63%	446,921	9,841,200
5.13%	597,412	11,553,948
American International Group, Inc., Series A, 5.85%, NVS(c)	1,512,793	35,338,844
Arch Capital Group Ltd.
Series F, 5.45%, NVS(c)	998,441	22,974,127
Series G, 4.55%(c)	1,512,791	29,121,227
Argo Group International Holdings Ltd., (5 year CMT + 6.712%), 7.00%, NVS(b)(c)	454,450	10,943,156
Argo Group U.S., Inc., 6.50%	437,096	9,690,418
Aspen Insurance Holdings Ltd. 5.63%, NVS(c)	778,146	14,255,635
5.63%, NVS(c)	734,869	14,013,952
(3-mo. USD LIBOR + 4.060%), 5.95%, NVS(b)(c)(d)	832,022	19,136,506
Assurant, Inc., 5.25%	758,991	14,815,504
Athene Holding Ltd.
Series A, (3-mo. USD LIBOR + 4.253%), 6.35%, NVS(b)(c)	2,609,479	56,756,168
Series B, 5.63%, NVS(c)(d)	1,043,773	21,000,713
Series C, (5 year CMT + 5.970%), 6.38%, NVS(b)(c)	1,812,757	43,669,316
Series D, 4.88%(c)	1,739,636	27,381,871
Series E, (5 year CMT + 3.962%), 7.75%, NVS(b)(c)(d)	1,512,641	36,136,994
Axis Capital Holdings Ltd., Series E, 5.50%, NVS(c)	1,664,047	35,261,156
Brighthouse Financial, Inc.
6.25%	1,134,529	24,868,876
Series A, 6.60%, NVS(c)	1,285,854	29,214,603
Series B, 6.75%, NVS(c)	1,217,774	29,043,910
Series C, 5.38%(c)	1,739,636	29,138,903
Series D, 4.63%, NVS(c)	1,058,938	16,900,650
CNO Financial Group, Inc., 5.13%	459,664	7,469,540
Enstar Group Ltd.
Series D, (3-mo. USD LIBOR + 4.015%), 7.00%, NVS(b)(c)	1,210,191	26,987,259

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Enstar Group Ltd.
Series E, 7.00%, NVS(c)	335,570	$7,714,754
Globe Life, Inc., 4.25%, NVS	983,276	18,780,572
Hartford Financial Services Group, Inc., Series G, 6.00%, NVS(c)	1,043,775	26,407,508
Kemper Corp., (5 year CMT + 4.140%), 5.88%(b)	457,029	8,793,238
Lincoln National Corp., Series D, 9.00%(c)	1,512,791	38,576,171
Maiden Holdings Ltd., 6.63%	333,095	4,796,568
Maiden Holdings North America Ltd., 7.75%	465,839	7,779,511
MetLife, Inc.
Series A, (3-mo. USD LIBOR + 1.000%), 5.87%, NVS(b)(c)	1,815,258	43,293,903
Series E, 5.63%, NVS(c)(d)	2,435,572	60,743,166
Series F, 4.75%, NVS(c)	3,025,490	65,864,917
PartnerRe Ltd., Series J, 4.88%, NVS(c)	606,125	12,383,134
Prudential Financial, Inc. 5.95%	907,684	23,009,789
5.63%	1,709,375	42,734,375
4.13%, NVS(d)	1,512,791	30,346,587
Reinsurance Group of America, Inc.
(3-mo. USD LIBOR + 4.040%), 5.75%, NVS(b)(d)	1,210,191	30,980,890
(5 year CMT + 3.456%), 7.13%(b)	2,117,876	55,700,139
RenaissanceRe Holdings Ltd.
Series F, 5.75%, NVS(c)	756,360	17,487,043
Series G, 4.20%, NVS(c)	1,512,791	26,125,901
Selective Insurance Group, Inc., Series B, 4.60%(c)(d)	607,238	10,444,494
SiriusPoint Ltd., Series B, (5 year CMT + 7.298%), 8.00%, NVS(b)(c)	599,933	13,198,526
Unum Group, 6.25%	905,937	22,766,197
W R Berkley Corp. 5.70%	560,580	13,700,575
5.10%	907,685	19,215,691
4.13%	907,685	15,748,335
4.25%(d)	756,630	14,655,923

		1,517,482,382

IT Services — 0.1%
Exela Technologies, Inc., Series B, 6.00%(a)(c)(d)	263,903	786,431
Sabre Corp., 6.50%, NVS(a)	248,907	15,606,469

		16,392,900

Leisure Products — 0.3%
Brunswick Corp. 6.50%	559,954	14,194,834
6.63%	379,966	9,711,931
6.38%	695,863	17,709,713

		41,616,478

Life Sciences Tools & Services — 1.3%
Danaher Corp., Series B, 5.00%, NVS(a)(d)	130,097	165,789,112

Machinery — 0.6%
Chart Industries, Inc., Series B, 6.75%, NVS(a)	608,888	32,569,419
RBC Bearings, Inc., Series A, 5.00%, NVS(a)	347,932	39,211,937

		71,781,356

Marine Transportation — 0.1%
Global Ship Lease, Inc., 8.75%, NVS(c)	331,485	8,283,810

Media — 0.3%
Liberty Broadband Corp., Series A, 7.00%(c)	544,914	12,473,082
Paramount Global, Series A, 5.75%, NVS(a)(d)	756,360	22,645,418

		35,118,500

Security	Shares	Value

Metals & Mining — 1.0%
ArcelorMittal SA, 5.50%(a)(d)	1,839,544	$131,067,510

Mortgage Real Estate Investment Trusts (REITs) — 5.3%
ACRES Commercial Realty Corp.
Series C, (3-mo. USD LIBOR + 5.927%), 8.63%(b)(c)	366,580	7,698,180
Series D, 7.88%, NVS(c)	353,760	6,880,632
AGNC Investment Corp.
Series C, (3-mo. USD LIBOR + 5.111%), 9.90%, NVS(b)(c)(d)	983,276	23,126,652
Series D, (3-mo. USD LIBOR + 4.332%), 6.88%, NVS(b)(c)	711,020	14,618,571
Series E, (3-mo. USD LIBOR + 4.993%), 6.50%, NVS(b)(c)	1,217,774	24,611,213
Series F, (3-mo. USD LIBOR + 4.697%), 6.13%, NVS(b)(c)	1,739,636	33,940,298
Series G, (5 year CMT + 4.390%), 7.75%, NVS(b)(c)	455,663	9,938,010
Annaly Capital Management, Inc.
Series F, (3-mo. USD LIBOR + 4.993%), 10.16%, NVS(b)(c)(d)	2,178,396	51,431,930
Series G, (3-mo. USD LIBOR + 4.172%), 6.50%, NVS(b)(c)(d)	1,285,854	30,616,184
Series I, (3-mo. USD LIBOR + 4.989%), 6.75%, NVS(b)(c)	1,338,791	30,055,858
Arbor Realty Trust, Inc.
Series D, 6.38%, NVS(c)(d)	697,363	12,168,984
Series E, 6.25%, NVS(c)	434,887	7,393,079
Series F, (SOFR + 5.440%), 6.25%, NVS(b)(c)	857,909	14,584,453
ARMOUR Residential REIT, Inc., Series C, 7.00%(c)	520,042	10,400,840
Chimera Investment Corp.
Series A, 8.00%, NVS(c)	441,780	8,521,936
Series B, (3-mo. USD LIBOR + 5.791%), 8.00%, NVS(b)(c)	983,276	18,839,568
Series C, (3-mo. USD LIBOR + 4.743%), 7.75%, NVS(b)(c)	785,288	15,101,088
Series D, (3-mo. USD LIBOR + 5.379%), 8.00%, NVS(b)(c)	606,682	11,466,290
Dynex Capital, Inc., Series C, (3-mo. USD LIBOR + 5.461%), 6.90%, NVS(b)(c)	337,529	7,364,883
Ellington Financial, Inc.
(3-mo. USD LIBOR + 5.196%), 6.75%, NVS(b)(c)	352,174	7,321,697
Series B, (5 year CMT + 4.990%), 6.25%, NVS(b)(c)	367,972	7,841,483
Series C, (5 year CMT + 5.130%), 8.63%(b)(c)	305,822	6,514,009
Franklin BSP Realty Trust, Inc., Series E, 7.50%, NVS(c)(d)	774,620	14,981,151
Granite Point Mortgage Trust, Inc., Series A,
(SOFR + 5.830%), 7.00%, NVS(b)(c)	617,180	10,183,470
Great Ajax Corp., 7.25%, NVS(a)(d)	353,068	8,540,715
Invesco Mortgage Capital, Inc.
Series B, (3-mo. USD LIBOR + 5.180%), 7.75%, NVS(b)(c)	343,204	6,901,832
Series C, (3-mo. USD LIBOR + 5.289%), 7.50%, NVS(b)(c)	592,904	10,737,491
KKR Real Estate Finance Trust, Inc., Series A, 6.50%, NVS(c)	991,643	15,836,539
MFA Financial, Inc.
Series B, 7.50%, NVS(c)	606,914	11,677,025
Series C, (3-mo. USD LIBOR + 5.345%), 6.50%, NVS(b)(c)	832,425	14,184,522

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
New York Mortgage Trust, Inc.
Series D, (3-mo. USD LIBOR + 5.695%), 8.00%, NVS(b)(c)	459,236	$8,913,771
Series E, (3-mo. USD LIBOR + 6.429%), 7.88%, NVS(b)(c)	555,805	11,360,654
Series F, (SOFR + 6.130%), 6.88%, NVS(b)(c)	434,887	7,571,383
PennyMac Mortgage Investment Trust
Series A, (3-mo. USD LIBOR + 5.831%), 8.13%, NVS(b)(c)(d)	347,932	8,291,220
Series B, (3-mo. USD LIBOR + 5.990%), 8.00%, NVS(b)(c)	584,942	13,453,666
Series C, 6.75%, NVS(c)	749,920	13,873,520
Ready Capital Corp. 7.00%(a)	350,084	8,741,598
6.20%	315,391	7,443,228
5.75%	609,335	14,106,105
Series E, 6.50%, NVS(c)	347,932	6,415,866
Rithm Capital Corp.
Series A, (3-mo. USD LIBOR + 5.802%), 7.50%, NVS(b)(c)	471,915	10,457,636
Series B, (3-mo. USD LIBOR + 5.640%), 7.13%(b)(c)	854,699	18,410,216
Series C, (3-mo. USD LIBOR + 4.969%), 6.38%, NVS(b)(c)	1,204,771	22,794,267
Series D, (5 year CMT + 6.223%), 7.00%, NVS(b)(c)	1,406,861	27,715,162
TPG RE Finance Trust, Inc., Series C, 6.25%, NVS(c)(d)	610,672	10,601,266
Two Harbors Investment Corp.
Series A, (3-mo. USD LIBOR + 5.660%), 8.13%, NVS(b)(c)	431,226	9,336,043
Series B, (3-mo. USD LIBOR + 5.352%), 7.63%, NVS(b)(c)	869,832	17,727,176
Series C, (3-mo. USD LIBOR + 5.011%), 7.25%, NVS(b)(c)(d)	892,519	18,519,769

		689,211,129

Multi-Utilities — 3.3%
Algonquin Power & Utilities Corp. 7.75%(a)	1,739,636	51,962,927
(3-mo. USD LIBOR + 3.677%), 6.88%(b)	869,757	19,969,621
Series 19-A, (3-mo. USD LIBOR + 4.010%), 6.20%, NVS(b)	1,058,938	24,588,540
Brookfield Infrastructure Partners LP
Series 13, 5.13%, NVS(c)	607,030	11,357,531
Series 14, 5.00%, NVS(c)	607,313	11,283,876
CMS Energy Corp. 5.88%	1,906,056	46,298,100
5.88%, NVS	847,116	20,440,909
5.63%	605,304	14,678,622
Series C, 4.20%, NVS(c)	696,424	13,824,016
DTE Energy Co. 4.38%(d)	847,116	16,815,253
Series E, 5.25%(d)	1,210,191	27,870,699
Series G, 4.38%	696,288	14,886,638
NiSource, Inc. 7.75%(a)	652,363	68,145,839
Series B, (5 year CMT + 3.632%), 6.50%(b)(c)	1,512,791	36,306,984
Sempra Energy, 5.75%	2,291,808	56,699,330

		435,128,885

Office REITs — 0.8%
Brookfield DTLA Fund Office Trust Investor, Inc., Series A, 7.63%(c)	747,534	1,315,660

Security	Shares	Value

Office REITs (continued)
City Office REIT, Inc., Series A, 6.63%, NVS(c)	344,925	$6,094,825
Equity Commonwealth, Series D, 6.50%, NVS(a)(c)	374,309	9,353,982
Hudson Pacific Properties, Inc., Series C, 4.75%, NVS(c)	1,285,856	12,858,560
Office Properties Income Trust, 6.38%	485,926	8,294,757
SL Green Realty Corp., Series I, 6.50%, NVS(c)	687,163	12,801,847
Vornado Realty Trust
Series L, 5.40%, NVS(c)	909,967	12,721,338
Series M, 5.25%, NVS(c)(d)	968,341	13,091,970
Series N, 5.25%, NVS(c)	910,945	11,842,285
Series O, 4.45%, NVS(c)	915,205	10,424,185

		98,799,409

Oil, Gas & Consumable Fuels — 2.6%
DCP Midstream LP
Series B, (3-mo. USD LIBOR + 4.919%), 7.88%, NVS(b)(c)	488,831	12,259,881
Series C, (3-mo. USD LIBOR + 4.882%), 7.95%, NVS(b)(c)	335,102	8,404,358
El Paso Energy Capital Trust I, 4.75%(a)	334,335	15,369,380
Enbridge, Inc., Series B, (3-mo. USD LIBOR + 3.593%), 6.38%(b)	1,815,298	46,090,416
Energy Transfer LP
Series C, (3-mo. USD LIBOR + 4.530%), 7.38%, NVS(b)(c)	1,361,449	32,633,933
Series D, (3-mo. USD LIBOR + 4.738%), 7.63%, NVS(b)(c)	1,346,373	31,410,882
Series E, (3-mo. USD LIBOR + 5.161%), 7.60%, NVS(b)(c)	2,414,532	58,383,384
NGL Energy Partners LP, Series B, (3-mo. USD LIBOR + 7.213%), 12.47%, NVS(b)(c)	951,947	20,800,042
NuStar Energy LP
Series A, (3-mo. USD LIBOR + 6.766%), 12.02%, NVS(b)(c)	685,262	15,939,194
Series B, (3-mo. USD LIBOR + 5.643%), 10.90%, NVS(b)(c)	1,162,330	27,721,571
Series C, (3-mo. USD LIBOR + 6.880%), 11.75%, NVS(b)(c)	521,345	14,780,131
NuStar Logistics LP, (3-mo. USD LIBOR + 6.734%), 11.53%(b)	1,217,864	30,811,959
Seapeak LLC
9.00%, NVS(c)	376,732	9,067,939
Series B, (3-mo. USD LIBOR + 6.241%), 8.50%, NVS(b)(c)	514,587	12,514,756

		336,187,826

Professional Services — 0.3%
Clarivate PLC, Series A, 5.25%(a)	1,087,272	44,654,261

Real Estate Management & Development — 0.9%
Brookfield Property Partners LP
Series A, 5.75%, NVS(c)	871,726	10,852,989
Series A-1, 6.50%, NVS(c)	559,616	8,903,491
Series A2, 6.38%, NVS(c)	753,281	11,359,478
Brookfield Property Preferred LP, 6.25%	2,030,495	32,894,019
DigitalBridge Group, Inc.
Series H, 7.13%, NVS(c)	640,193	12,035,628
Series I, 7.15%, NVS(c)	982,491	18,844,177
Series J, 7.13%, NVS(c)	884,235	16,605,933

		111,495,715

Residential REITs — 0.2%
American Homes 4 Rent
Series G, 5.88%, NVS(c)	350,751	8,246,156

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs (continued)
American Homes 4 Rent
Series H, 6.25%, NVS(c)	351,818	$8,545,659
UMH Properties, Inc., Series D, 6.38%, NVS(c)(d)	689,954	15,096,194

		31,888,009

Retail REITs — 0.9%
Agree Realty Corp., Series A, 4.25%, NVS(c)(d)	532,297	9,368,427
Cedar Realty Trust, Inc., Series C, 6.50%, NVS(c)	387,054	4,559,496
Federal Realty Investment Trust, Series C, 5.00%, NVS(c)(d)	456,117	9,701,608
Kimco Realty Corp.
Series L, 5.13%, NVS(c)	677,232	13,294,064
Series M, 5.25%, NVS(c)	793,325	16,104,497
Necessity Retail REIT, Inc., Series A, 7.50%, NVS(c)	601,038	12,621,798
Saul Centers, Inc., Series E, 6.00%, NVS(c)	336,964	7,463,753
SITE Centers Corp., Series A, 6.38%, NVS(c)	530,640	12,438,202
Spirit Realty Capital, Inc., Series A, 6.00%, NVS(c)	523,097	12,094,003
Urstadt Biddle Properties, Inc.
Series H, 6.25%, NVS(c)	335,703	7,298,183
Series K, 5.88%, NVS(c)	321,632	6,651,350

		111,595,381

Software — 0.0%
Synchronoss Technologies, Inc., 8.38%	382,766	6,633,335

Specialized REITs — 2.7%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%, NVS(c)	403,077	2,982,770
Digital Realty Trust, Inc.
Series J, 5.25%, NVS(c)(d)	606,047	13,023,950
Series K, 5.85%, NVS(c)	635,474	14,749,352
Series L, 5.20%, NVS(c)	1,043,773	22,441,119
EPR Properties, Series G, 5.75%, NVS(c)	458,427	7,674,068
Gladstone Land Corp., Series B, 6.00%(c)(d)	452,158	10,512,673
National Storage Affiliates Trust, Series A, 6.00%, NVS(c)	682,053	15,694,040
Public Storage
Series F, 5.15%, NVS(c)	847,116	20,305,371
Series G, 5.05%, NVS(c)(d)	907,685	21,375,982
Series H, 5.60%(c)(d)	862,281	21,945,051
Series I, 4.88%, NVS(c)(d)	956,818	20,858,632
Series J, 4.70%, NVS(c)	782,817	16,885,363
Series K, 4.75%, NVS(c)	695,875	15,142,240
Series L, 4.63%, NVS(c)	1,709,377	35,725,979
Series M, 4.13%, NVS(c)(d)	696,774	12,932,125
Series N, 3.88%, NVS(c)(d)	854,699	15,555,522
Series O, 3.90%, NVS(c)	517,136	9,427,389
Series P, 4.00%, NVS(c)	1,826,660	33,738,410
Series Q, 3.95%, NVS(c)	440,163	7,962,549
Series R, 4.00%, NVS(c)	1,316,112	24,348,072
Series S, 4.10%, NVS(c)(d)	756,761	14,007,646

		357,288,303

Specialty Retail — 0.3%
Franchise Group, Inc., Series A, 7.50%, NVS(c)	347,295	7,821,084
TravelCenters of America, Inc. 8.25%	334,989	8,424,973
8.00%	364,968	9,332,232
8.00%	305,822	7,691,423

		33,269,712

Textiles, Apparel & Luxury Goods — 0.1%
Fossil Group, Inc., 7.00%	457,361	8,259,940

Security	Shares	Value

Trading Companies & Distributors — 1.1%
Air Lease Corp., Series A, (3-mo. USD LIBOR + 3.650%), 6.15%, NVS(b)(c)(d)	756,360	$15,626,398
FTAI Aviation Ltd.
Series A, NVS, (3-mo. USD LIBOR + 6.886%), 8.25%(b)(c)	316,690	7,511,887
Series B, NVS, (3-mo. USD LIBOR + 6.447%), 8.00%(b)(c)	373,946	8,458,658
Series C, NVS, (5 year CMT + 7.378%), 8.25%(b)(c)	319,542	7,442,133
Textainer Group Holdings Ltd.
(5 year CMT + 6.134%), 7.00%, NVS(b)(c)	455,314	11,018,599
Series B, 6.25%, NVS(c)	456,463	9,503,560
Triton International Ltd. 8.00%, NVS(c)	436,523	10,825,770
7.38%, NVS(c)	530,416	12,348,084
6.88%, NVS(c)(d)	455,793	9,749,412
Series E, 5.75%, NVS(c)	529,446	11,308,967
WESCO International, Inc., Series A, (5 year CMT + 10.325%), 10.63%, NVS(b)(c)	1,634,642	44,315,145

		148,108,613

Transportation Infrastructure — 0.3%
Atlas Corp.
Series D, 7.95%(c)	387,518	9,133,799
Series H, 7.88%, NVS(c)	682,624	15,256,647
Series I, (3-mo. USD LIBOR + 5.008%), 8.00%(b)(c)	455,230	11,144,030

		35,534,476

Wireless Telecommunication Services — 1.0%
Telephone & Data Systems, Inc.
Series UU, 6.63%, NVS(c)(d)	1,270,711	18,056,803
Series VV, 6.00%, NVS(c)	2,087,638	29,247,809
United States Cellular Corp. 6.25%	1,512,791	29,060,715
5.50%	1,512,791	25,414,889
5.50%	1,512,791	25,823,342

		127,603,558

Total Long-Term Investments — 98.8% (Cost: $15,453,358,302)		12,822,107,436

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(e)(f)(g)	175,052,647	$175,105,163
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(e)(f)	231,214,441	231,214,441

Total Short-Term Securities — 3.1% (Cost: $406,234,362)		406,319,604

Total Investments — 101.9% (Cost: $15,859,592,664)		13,228,427,040

Liabilities in Excess of Other Assets — (1.9)%		(246,458,175)

Net Assets — 100.0%		$12,981,968,865

(a)	Convertible security.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Perpetual security with no stated maturity date.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$275,720,624	$—		$ (100,791,979	)(a)	$21,896	$154,622	$175,105,163	175,052,647	$3,820,403	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,910,000	40,304,441	(a)	—		—	—	231,214,441	231,214,441	2,693,104		55

						$21,896	$154,622	$406,319,604		$6,513,507		$55

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2023	iShares® Preferred and Income Securities ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Preferred Securities
Preferred Stocks	$12,648,885,813	$173,221,623	$—	$12,822,107,436
Short-Term Securities
Money Market Funds	406,319,604	—	—	406,319,604

	$13,055,205,417	$173,221,623	$—	$13,228,427,040

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

March 31, 2023

iShares Preferred and Income Securities ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$12,822,107,436
Investments, at value — affiliated(c)	406,319,604
Cash	391,323
Receivables:
Investments sold	81,140,469
Securities lending income — affiliated	232,684
Capital shares sold	34,320,962
Dividends — unaffiliated	45,737,434
Dividends — affiliated	523,952

Total assets	13,390,773,864

LIABILITIES
Collateral on securities loaned	174,977,132
Payables:
Investments purchased	225,700,938
Capital shares redeemed	3,089,986
Investment advisory fees	5,036,943

Total liabilities	408,804,999

NET ASSETS	$12,981,968,865

NET ASSETS CONSIST OF:
Paid-in capital	$17,531,749,265
Accumulated loss	(4,549,780,400)

NET ASSETS	$12,981,968,865

NET ASSET VALUE

Shares outstanding	416,300,000

Net asset value	$31.18

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$15,453,358,302
(b) Securities loaned, at value	$171,053,209
(c) Investments, at cost — affiliated	$406,234,362

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statement of Operations

Year Ended March 31, 2023

iShares Preferred and Income Securities ETF

INVESTMENT INCOME
Dividends — unaffiliated	$913,775,841
Dividends — affiliated	2,693,104
Securities lending income — affiliated — net	3,820,403
Foreign taxes withheld	(1,260,997)

Total investment income	919,028,351

EXPENSES
Investment advisory	67,252,112

Total expenses	67,252,112

Net investment income	851,776,239

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(150,884,797)
Investments — affiliated	21,896
Capital gain distributions from underlying funds — affiliated	55
In-kind redemptions — unaffiliated	(98,544,993)

(249,407,839)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,167,369,030)
Investments — affiliated	154,622

(2,167,214,408)

Net realized and unrealized loss	(2,416,622,247)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,564,846,008)

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Preferred and Income Securities ETF

	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$851,776,239	$888,159,729
Net realized gain (loss)	(249,407,839)	122,946,775
Net change in unrealized appreciation (depreciation)	(2,167,214,408)	(1,182,583,024)

Net decrease in net assets resulting from operations	(1,564,846,008)	(171,476,520)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(887,370,473)	(853,841,960)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,277,562,637)	372,726,191

NET ASSETS
Total decrease in net assets	(4,729,779,118)	(652,592,289)
Beginning of year	17,711,747,983	18,364,340,272

End of year	$12,981,968,865	$17,711,747,983

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

	iShares Preferred and Income Securities ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$36.39	$38.27	$31.50	$36.47	$37.54

Net investment income(a)	1.90	1.75	1.81	1.93	2.10
Net realized and unrealized gain (loss)(b)	(5.13)	(1.94)	6.78	(4.93)	(1.02)

Net increase (decrease) from investment operations	(3.23)	(0.19)	8.59	(3.00)	1.08

Distributions from net investment income(c)	(1.98)	(1.69)	(1.82)	(1.97)	(2.15)

Net asset value, end of year	$31.18	$36.39	$38.27	$31.50	$36.47

Total Return(d)
Based on net asset value	(8.99)%	(0.67)%	27.88%	(8.90)%	3.01%

Ratios to Average Net Assets(e)
Total expenses	0.46%	0.45%	0.46%	0.46%	0.46%

Net investment income	5.80%	4.56%	4.97%	5.25%	5.73%

Supplemental Data
Net assets, end of year (000)	$12,981,969	$17,711,748	$18,364,340	$13,816,631	$14,370,721

Portfolio turnover rate(f)	16%	21%	28%	46%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Preferred and Income Securities	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividend are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable tax laws, payment history and market convention. The Statement of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains and losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividend and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 - Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 - Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Barclays Bank PLC	$449,816	$(449,816)	$—		$—
Barclays Capital, Inc.	2,566,625	(2,566,625)	—		—
BMO Capital Markets Corp.	23,163	(23,163)	—		—
BNP Paribas SA	30,605,667	(30,605,667)	—		—
BofA Securities, Inc.	16,948,467	(16,948,467)	—		—
Deutsche Bank Securities, Inc.	1,889,609	(1,889,609)	—		—
Goldman Sachs & Co. LLC	4,175,339	(4,175,339)	—		—
J.P. Morgan Securities LLC	88,657,876	(88,657,876)	—		—
Morgan Stanley	2,231,015	(2,231,015)	—		—
National Financial Services LLC	3,450,576	(3,450,576)	—		—
RBC Capital Market LLC	5,632,000	(5,632,000)	—		—
SG Americas Securities LLC	14,655	(14,125)	—		530
Toronto-Dominion Bank	2,967,778	(2,967,778)	—		—
UBS Securities LLC	2,303	(2,303)	—		—
Wells Fargo Bank N.A	9,724,516	(9,724,516)	—		—
Wells Fargo Securities LLC	1,713,804	(1,713,804)	—		—

	$171,053,209	$(171,052,679)	$—		$530

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $46 billion	0.4800%
Over $46 billion, up to and including $81 billion	0.4560
Over $81 billion, up to and including $111 billion	0.4332
Over $111 billion, up to and including $141 billion	0.4116
Over $141 billion, up to and including $171 billion	0.3910
Over $171 billion	0.3714
Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury,

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded fund (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statement of Operations. For the year ended March 31, 2023, the Fund paid BTC $988,273 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Preferred and Income Securities	$2,387,166,905	$2,460,144,621

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Preferred and Income Securities	$754,564,310	$3,009,244,301

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Preferred and Income Securities	$(125,784,518)	$125,784,518

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022
Preferred and Income Securities Ordinary income	$887,370,473	$853,841,960

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of March 31, 2023, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Preferred and Income Securities	$52,616,651	$(1,946,804,348)	$(2,655,592,703)	$(4,549,780,400)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the amortization methods for premiums and discounts on fixed income securities, tax deferral of losses on wash sales, dividends deemed recognized for tax purposes, the classification of investments, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Preferred and Income Securities	$15,884,019,743	$ 146,910,198	$(2,802,502,901)	$(2,655,592,703)

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Fund.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.     CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

iShares ETF	Year Ended 03/31/23		Year Ended 03/31/22
	Shares	Amount	Shares	Amount
Preferred and Income Securities
Shares sold	19,150,000	$629,044,759	85,800,000	$3,332,513,336
Shares redeemed	(89,600,000)	(2,906,607,396)	(78,850,000)	(2,959,787,145)

	(70,450,000)	$(2,277,562,637)	6,950,000	$372,726,191

The consideration of the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shared sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Preferred and Income Securities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Preferred and Income Securities ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	27

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income
Preferred and Income Securities	$547,277,340

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income
Preferred and Income Securities	$47,050,581

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Preferred and Income Securities	60.45%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2023:

Fund Name	Interest Dividends
Preferred and Income Securities	$194,645,509

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2023:

iShares ETF	Interest-Related Dividends
Preferred and Income Securities	$177,617,483

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Preferred and Income Securities ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	29

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Preferred and Income Securities(a)	$1.844478	$—	$0.132570	$1.977048	93%	—%	7%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the BFA fund to be marketed to investors in the EU and/or UK.

The Company has registered the iShares Preferred and Income Securities ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4,121 million. This figure is comprised of fixed remuneration of USD 685 million and variable remuneration of USD 3,436 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2,958 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 million. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The Fund is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	31

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Trustee and Officer Information  (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary. Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Portfolio Abbreviation

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-309-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•  iShares Core S&P Mid-Cap ETF | IJH | NYSE Arca

•  iShares Core S&P Small-Cap ETF | IJR | NYSE Arca

•  iShares Core S&P U.S. Growth ETF | IUSG | NASDAQ

•  iShares Core S&P U.S. Value ETF | IUSV | NASDAQ

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

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Fund Summary as of March 31, 2023	iShares® Core S&P Mid-Cap ETF

Investment Objective

The iShares Core S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the S&P MidCap 400® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(5.13)%	7.62%	9.73%	(5.13)%	44.36%	153.14%

Fund Market	(5.11)	7.61	9.74	(5.11)	44.31	153.31

Index	(5.12)	7.67	9.80	(5.12)	44.72	154.67

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,150.00	$ 0.27		$ 1,000.00	$ 1,024.68	$ 0.25		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Core S&P Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The real estate sector detracted the most from the Index’s return, amid higher interest rates. Equity real estate investment trusts (“REITs”) were the largest source of weakness. REITs typically take on substantial debt to finance the purchase of the properties they manage, and higher interest rates make financing more expensive for REITs. An ongoing oversupply of office space due to the shift toward remote work and more stringent lending standards after the failure of two prominent banks late in the reporting period negatively affected office REITs. In addition, analysts’ concerns about the solvency of several large tenants of medical facilities negatively impacted the healthcare REIT industry.

The financials sector also detracted significantly from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges, as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks.

The healthcare sector also weighed on performance, primarily due to weakness in the healthcare equipment and supplies industry. Medical device manufacturers faced challenges in meeting demand, as high inflation, supply chain disruptions, and a tight labor market constrained the industry. Healthcare providers also declined amid labor market tightness and higher financing costs.

On the upside, the industrials sector contributed to the Index’s return, as the capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity. Investments in prefabrication capabilities boosted construction and engineering companies, while the machinery industry benefited from increased efficiency and supply chain improvements.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	21.9%

Consumer Discretionary	15.2

Financials	14.5

Information Technology	10.4

Health Care	9.4

Real Estate	7.6

Materials	6.9

Consumer Staples	4.4

Energy	3.8

Utilities	3.8

Communication Services	2.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Axon Enterprise, Inc.	0.7%

Reliance Steel & Aluminum Co.	0.7

Lattice Semiconductor Corp.	0.6

Builders FirstSource, Inc.	0.6

Hubbell, Inc.	0.6

Graco, Inc.	0.6

Deckers Outdoor Corp.	0.6

Jabil, Inc.	0.5

AECOM	0.5

Carlisle Cos., Inc.	0.5

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Fund Summary as of March 31, 2023	iShares® Core S&P Small-Cap ETF

Investment Objective

The iShares Core S&P Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the S&P SmallCap 600® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.90)%	6.24%	9.83%	(8.90)%	35.32%	155.34%

Fund Market	(8.92)	6.23	9.82	(8.92)	35.30	155.28

Index	(8.82)	6.30	9.87	(8.82)	35.71	156.25

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,119.50	$ 0.32		$ 1,000.00	$ 1,024.63	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® Core S&P Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. Persistently high inflation led to significant tightening from the Fed, and investors became concerned about the long-term effect on loan growth and credit losses. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks.

The real estate sector detracted significantly from the Index’s return, as higher interest rates and changing usage patterns weighed on equity real estate investment trusts (“REITs”). REITs typically take on substantial debt to finance the purchase of the properties they manage. Higher interest rates made financing more expensive for REITs, and increased bond yields made dividend yields from REITs comparatively less attractive to income-oriented investors.

Stocks in the healthcare sector also detracted, primarily due to weakness in the healthcare equipment industry. Staffing shortages, higher financing costs, and significant debt weighed on healthcare providers. Meanwhile, medical device makers faced challenges meeting high demand amid supply chain issues and the tight labor market. The biotechnology industry also declined, constrained by higher interest rates and challenging market conditions. Companies shut down less promising development projects and engaged in layoffs to conserve cash.

On the upside, industrials stocks contributed to the Index’s return, as the capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity. Consumer staples stocks also advanced, as the beverages industry gained amid consumers’ increasing purchases of packaged products relative to fresh foods.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	17.8%

Financials	15.8

Consumer Discretionary	14.3

Information Technology	13.5

Health Care	11.1

Real Estate	7.1

Materials	5.8

Consumer Staples	5.5

Energy	4.6

Utilities	2.3

Communication Services	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Rambus, Inc.	0.6%

SPS Commerce, Inc.	0.6

Applied Industrial Technologies, Inc.	0.6

Ensign Group, Inc.	0.6

Comfort Systems U.S.A., Inc.	0.6

ATI, Inc.	0.6

Academy Sports & Outdoors, Inc.	0.6

Asbury Automotive Group, Inc.	0.5

Axcelis Technologies, Inc.	0.5

Fabrinet	0.5

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Fund Summary as of March 31, 2023	iShares® Core S&P U.S. Growth ETF

Investment Objective

The iShares Core S&P U.S. Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 900 Growth Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(14.86)%	11.52%	13.18%	(14.86)%	72.52%	244.85%

Fund Market	(15.06)	11.49	13.18	(15.06)	72.27	244.83

Index	(14.83)	11.59	13.26	(14.83)	73.02	247.28

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Growth Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Growth IndexTM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,113.90	$ 0.21		$ 1,000.00	$ 1,024.73	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023 (continued)	iShares® Core S&P U.S. Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. Large- and mid-capitalization growth stocks, which derive a significant portion of their price from investors’ expectations of future growth, faced significant headwinds relative to other equities. Growth stocks are particularly sensitive to interest rates, which rose notably as the Fed sharply tightened monetary policy.

The consumer discretionary sector detracted the most from the Index’s return, primarily due to weakness in the internet and direct marketing retail industry. The pandemic-related rise in e-commerce waned, as more workers returned to the office and brick-and-mortar retailers gained market share. In addition, excess warehouse capacity weighed on industry cash flow. Slowing revenue growth from data cloud services further pressured industry profitability, as business customers reduced expenditures amid economic uncertainty. The automobiles industry also declined amid concerns about the market for electric vehicles (“EVs”) in the weakening economy. While EV sales grew, production did not meet analysts’ expectations.

The information technology sector detracted significantly from the Index’s return, as rising interest rates reduced the current value of future earnings. The software and services industry declined amid high inflation and slow economic growth, as cuts to corporate information technology budgets reduced revenue growth. Slowing growth in cloud-based software sales, which provide software companies with steady revenue streams, further constrained earnings.

The communication services sector also declined amid rising interest rates, particularly high-valuation stocks with growth prospects in the interactive media and services industry. Demand for online advertisements slowed, as businesses cut back on marketing expenditures in a more challenging economic environment. Heightened competition also worked against large companies in the industry, which lost market share to new players.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	32.5%

Health Care	18.3

Consumer Discretionary	10.0

Financials	7.5

Energy	7.2

Consumer Staples	6.9

Communication Services	6.7

Industrials	6.5

Materials	2.6

Real Estate	1.1

Other (each representing less than 1%)	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	12.7%

Microsoft Corp.	6.4

NVIDIA Corp.	3.5

Alphabet, Inc., Class A	3.2

Tesla, Inc.	2.9

Alphabet, Inc., Class C, NVS	2.8

Exxon Mobil Corp.	2.3

UnitedHealth Group, Inc.	2.3

Amazon.com, Inc.	2.2

Visa, Inc., Class A	1.9

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Fund Summary as of March 31, 2023	iShares® Core S&P U.S. Value ETF

Investment Objective

The iShares Core S&PU.S.Value ETF(the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 900 Value Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.46)%	9.37%	10.09%	(0.46)%	56.48%	161.61%

Fund Market	(0.55)	9.36	10.10	(0.55)	56.44	161.68

Index	(0.39)	9.39	10.15	(0.39)	56.60	162.92

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Value Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Value IndexTM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,192.00	$ 0.22		$ 1,000.00	$ 1,024.73	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2023 (continued)	iShares® Core S&P U.S. Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges, as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. While bank profitability is typically supported by higher interest rates, persistently high inflation led to significant tightening from the Fed, and investors became concerned about the long-term effect of this tightening on loan growth and credit losses. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks led to government intervention to cover depositors and prevent a contagion effect.

The real estate sector detracted significantly from the Index’s return, as higher interest rates weighed on equity real estate investment trusts (“REITs”). REITs typically take on substantial debt to finance property purchases, and higher interest rates make financing more expensive. Utilities stocks also declined, as tighter financing and a rise in borrowing costs negatively impacted the highly indebted sector.

On the upside, stocks in the energy sector contributed to the Index’s return, as the price of oil and natural gas surged in the aftermath of Russia’s invasion of Ukraine. While prices subsequently fell as markets stabilized, the relatively high average prices of energy commodities supported profitability in the oil, gas, and consumable fuels industry. The information technology and consumer discretionary sectors also contributed to the Index’s return, as a software company and an internet retailer were added to the Index upon rebalancing in December 2022 and advanced thereafter.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	19.2%

Information Technology	16.8

Industrials	12.7

Consumer Discretionary	10.9

Communication Services	9.0

Health Care	9.0

Consumer Staples	7.2

Utilities	5.4

Real Estate	4.9

Materials	3.3

Energy	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	5.3%

Berkshire Hathaway, Inc., Class B	3.3

Amazon.com, Inc.	2.9

Meta Platforms, Inc., Class A	2.8

JPMorgan Chase & Co.	2.2

Cisco Systems, Inc.	1.3

Walmart, Inc.	1.2

Salesforce, Inc.	1.2

Bank of America Corp.	1.2

Walt Disney Co.	1.1

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments March 31, 2023	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Axon Enterprise, Inc.(a)(b)	2,088,426	$469,582,586
Curtiss-Wright Corp.(b)	1,183,368	208,580,444
Hexcel Corp.(b)	2,603,648	177,698,976
Mercury Systems, Inc.(a)(b)	1,794,956	91,758,151
Woodward, Inc.	1,845,038	179,651,350

		1,127,271,507

Air Freight & Logistics — 0.3%
GXO Logistics, Inc.(a)(b)	3,664,874	184,929,542

Automobile Components — 1.9%
Adient PLC(a)(b)	2,946,445	120,686,387
Autoliv, Inc.	2,396,254	223,714,274
Dana, Inc.	3,940,927	59,310,951
Fox Factory Holding Corp.(a)(b)	1,305,669	158,469,047
Gentex Corp.	7,246,461	203,118,302
Goodyear Tire & Rubber Co.(a)(b)	8,737,821	96,290,787
Lear Corp.	1,826,598	254,792,155
Visteon Corp.(a)(b)	869,387	136,345,963

		1,252,727,866

Automobiles — 0.4%
Harley-Davidson, Inc.	4,109,358	156,032,323
Thor Industries, Inc.	1,653,265	131,666,025

		287,698,348

Banks — 6.1%
Associated Banc-Corp.	4,644,725	83,512,155
Bank of Hawaii Corp.(b)	1,230,540	64,086,523
Bank OZK	3,402,520	116,366,184
Cadence Bank	4,677,987	97,115,010
Cathay General Bancorp	2,247,063	77,568,615
Columbia Banking System, Inc.	6,424,245	137,607,328
Commerce Bancshares, Inc.	3,513,814	205,031,047
Cullen/Frost Bankers, Inc.	1,988,129	209,429,509
East West Bancorp, Inc.	4,353,973	241,645,501
First Financial Bankshares, Inc.(b)	4,009,753	127,911,121
First Horizon Corp.	16,576,382	294,728,072
FNB Corp.	11,135,235	129,168,726
Fulton Financial Corp.	5,177,301	71,550,300
Glacier Bancorp, Inc.	3,422,030	143,759,480
Hancock Whitney Corp.	2,647,144	96,356,042
Home BancShares, Inc.	5,844,366	126,881,186
International Bancshares Corp.	1,630,957	69,837,579
New York Community Bancorp, Inc., Class A	21,043,420	190,232,517
Old National Bancorp	9,048,033	130,472,636
PacWest Bancorp(b)	3,636,269	35,380,897
Pinnacle Financial Partners, Inc.	2,363,124	130,349,920
Prosperity Bancshares, Inc.	2,820,786	173,534,755
SouthState Corp.	2,338,388	166,633,529
Synovus Financial Corp.	4,494,223	138,556,895
Texas Capital Bancshares, Inc.(a)(b)	1,489,783	72,939,776
UMB Financial Corp.	1,343,360	77,538,739
United Bankshares, Inc.	4,151,687	146,139,382
Valley National Bancorp	12,983,161	119,964,408
Webster Financial Corp.	5,375,253	211,892,473
Wintrust Financial Corp.	1,877,073	136,932,475

		4,023,122,780

Beverages — 0.4%
Boston Beer Co., Inc., Class A, NVS(a)(b)	291,200	95,717,440

Security	Shares	Value

Beverages (continued)
Celsius Holdings, Inc.(a)(b)	1,247,971	$115,986,425
Coca-Cola Consolidated, Inc.	142,192	76,084,095

		287,787,960

Biotechnology — 1.6%
Arrowhead Pharmaceuticals, Inc.(a)(b)	3,345,792	84,983,117
Exelixis, Inc.(a)(b)	10,011,330	194,319,915
Halozyme Therapeutics, Inc.(a)(b)	4,176,872	159,514,742
Neurocrine Biosciences, Inc.(a)	2,983,677	302,007,786
United Therapeutics Corp.(a)	1,407,922	315,318,211

		1,056,143,771

Broadline Retail — 0.6%
Kohl’s Corp.	3,412,949	80,340,819
Macy’s, Inc.	8,374,906	146,477,106
Nordstrom, Inc.(b)	3,461,429	56,317,450
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	1,788,022	103,597,995

		386,733,370

Building Products — 3.2%
Advanced Drainage Systems, Inc.(b)	1,932,234	162,713,425
Builders FirstSource, Inc.(a)(b)	4,546,399	403,629,303
Carlisle Cos., Inc.	1,597,535	361,154,738
Fortune Brands Innovations, Inc.	3,961,523	232,660,246
Lennox International, Inc.	997,115	250,555,057
Owens Corning	2,886,958	276,570,577
Simpson Manufacturing Co., Inc.	1,315,863	144,271,219
Trex Co., Inc.(a)(b)	3,389,902	164,986,530
UFP Industries, Inc.	1,904,042	151,314,218

		2,147,855,313

Capital Markets — 2.0%
Affiliated Managers Group, Inc.	1,163,629	165,724,042
Evercore, Inc., Class A	1,103,758	127,351,598
Federated Hermes, Inc., Class B	2,611,426	104,822,640
Interactive Brokers Group, Inc., Class A	3,177,834	262,361,975
Janus Henderson Group PLC	4,093,845	109,060,031
Jefferies Financial Group, Inc.	5,589,075	177,397,241
SEI Investments Co.	3,149,726	181,266,731
Stifel Financial Corp.	3,254,290	192,295,996

		1,320,280,254

Chemicals — 2.9%
Ashland, Inc.	1,542,403	158,420,212
Avient Corp.	2,640,791	108,694,958
Axalta Coating Systems Ltd.(a)(b)	6,814,705	206,417,414
Cabot Corp.	1,739,884	133,344,710
Chemours Co.	4,582,232	137,192,026
Ingevity Corp.(a)(b)	1,085,186	77,612,503
NewMarket Corp.	206,801	75,478,229
Olin Corp.	3,800,796	210,944,178
RPM International, Inc.	3,987,723	347,888,955
Scotts Miracle-Gro Co.	1,261,833	88,000,233
Sensient Technologies Corp.	1,298,598	99,420,663
Valvoline, Inc.	5,311,245	185,574,900
Westlake Corp.(b)	1,063,734	123,371,869

		1,952,360,850

Commercial Services & Supplies — 1.3%
Brink’s Co.(b)	1,434,891	95,850,719
Clean Harbors, Inc.(a)(b)	1,553,445	221,459,119
MSA Safety, Inc.	1,138,210	151,951,035
Stericycle, Inc.(a)(b)	2,847,662	124,186,540
Tetra Tech, Inc.(b)	1,644,181	241,546,630

		834,994,043

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 0.7%
Calix, Inc.(a)(b)	1,758,750	$94,251,412
Ciena Corp.(a)(b)	4,584,675	240,787,131
Lumentum Holdings, Inc.(a)(b)	2,115,951	114,282,514

		449,321,057

Construction & Engineering — 2.0%
AECOM	4,292,283	361,925,303
EMCOR Group, Inc.(b)	1,472,115	239,351,178
Fluor Corp.(a)(b)	4,389,253	135,671,810
MasTec, Inc.(a)(b)	1,830,296	172,853,154
MDU Resources Group, Inc.	6,281,680	191,465,606
Valmont Industries, Inc.	658,980	210,399,135

		1,311,666,186

Construction Materials — 0.2%
Eagle Materials, Inc.	1,113,680	163,432,540

Consumer Finance — 0.4%
FirstCash Holdings, Inc.	1,158,326	110,469,550
Navient Corp.	3,132,329	50,085,941
SLM Corp.	7,435,425	92,124,916

		252,680,407

Consumer Staples Distribution & Retail — 1.9%
BJ’s Wholesale Club Holdings, Inc.(a)(b)	4,152,775	315,901,594
Casey’s General Stores, Inc.	1,150,967	249,138,317
Grocery Outlet Holding Corp.(a)(b)	2,734,563	77,278,750
Performance Food Group Co.(a)(b)	4,823,314	291,038,767
Sprouts Farmers Market, Inc.(a)(b)	3,269,859	114,543,161
U.S. Foods Holding Corp.(a)(b)	6,321,971	233,533,609

		1,281,434,198

Containers & Packaging — 0.9%
AptarGroup, Inc.(b)	2,016,675	238,350,818
Greif, Inc., Class A, NVS	790,945	50,122,185
Silgan Holdings, Inc.	2,584,343	138,701,689
Sonoco Products Co.	3,012,253	183,747,433

		610,922,125

Diversified Consumer Services — 1.0%
Graham Holdings Co., Class B(b)	118,564	70,645,174
Grand Canyon Education, Inc.(a)(b)	947,450	107,914,555
H&R Block, Inc.(b)	4,703,976	165,815,154
Service Corp. International	4,751,209	326,788,155

		671,163,038

Diversified Telecommunication Services — 0.6%
Frontier Communications Parent, Inc.(a)(b)	6,887,241	156,822,478
Iridium Communications, Inc.(b)	3,881,239	240,365,131

		397,187,609

Electric Utilities — 1.4%
ALLETE, Inc.	1,765,770	113,662,615
Hawaiian Electric Industries, Inc.	3,381,625	129,854,400
IDACORP, Inc.	1,561,917	169,202,469
OGE Energy Corp.	6,184,431	232,905,671
PNM Resources, Inc.	2,651,530	129,076,480
Portland General Electric Co.	2,757,736	134,825,713

		909,527,348

Electrical Equipment — 2.1%
Acuity Brands, Inc.(b)	990,081	180,917,501
EnerSys	1,261,930	109,636,478
Hubbell, Inc.	1,655,766	402,864,425
nVent Electric PLC	5,146,039	220,970,915
Regal Rexnord Corp.	2,043,458	287,575,844
SunPower Corp.(a)(b)	2,636,328	36,486,780

Security	Shares	Value

Electrical Equipment (continued)
Sunrun, Inc.(a)(b)	6,582,967	$132,646,785
Vicor Corp.(a)(b)	688,491	32,317,768

		1,403,416,496

Electronic Equipment, Instruments & Components — 3.5%
Arrow Electronics, Inc.(a)(b)	1,800,463	224,823,815
Avnet, Inc.	2,822,796	127,590,379
Belden, Inc.(b)	1,322,320	114,737,706
Cognex Corp.(b)	5,341,986	264,695,406
Coherent Corp.(a)(b)	4,292,685	163,465,445
IPG Photonics Corp.(a)(b)	993,175	122,468,409
Jabil, Inc.(b)	4,116,972	362,952,252
Littelfuse, Inc.	764,758	205,023,972
National Instruments Corp.	4,033,410	211,391,018
Novanta, Inc.(a)(b)	1,102,497	175,396,248
TD SYNNEX Corp.	1,296,259	125,464,909
Vishay Intertechnology, Inc.	4,002,489	90,536,301
Vontier Corp.(b)	4,880,555	133,434,374

		2,321,980,234

Energy Equipment & Services — 0.8%
ChampionX Corp.	6,136,089	166,472,094
NOV, Inc.	12,134,088	224,601,969
Valaris Ltd.(a)(b)	1,857,363	120,840,037

		511,914,100

Entertainment — 0.2%
World Wrestling Entertainment, Inc., Class A(b)	1,339,033	122,200,152

Financial Services — 1.5%
Essent Group Ltd.	3,326,420	133,223,121
Euronet Worldwide, Inc.(a)(b)	1,455,411	162,860,491
MGIC Investment Corp.	9,085,174	121,923,035
Voya Financial, Inc.	2,996,437	214,125,388
Western Union Co.	9,027,770	100,659,636
WEX, Inc.(a)(b)	1,346,635	247,632,710

		980,424,381

Food Products — 1.5%
Darling Ingredients, Inc.(a)(b)	4,950,928	289,134,195
Flowers Foods, Inc.	5,935,109	162,681,338
Ingredion, Inc.	2,029,372	206,448,014
Lancaster Colony Corp.	613,204	124,406,827
Pilgrim’s Pride Corp.(a)(b)	1,387,803	32,169,273
Post Holdings, Inc.(a)(b)	1,656,269	148,848,895

		963,688,542

Gas Utilities — 1.4%
National Fuel Gas Co.	2,835,614	163,728,353
New Jersey Resources Corp.	2,992,909	159,222,759
ONE Gas, Inc.	1,672,478	132,510,432
Southwest Gas Holdings, Inc.	2,007,385	125,361,193
Spire, Inc.	1,623,174	113,849,424
UGI Corp.	6,473,395	225,015,210

		919,687,371

Ground Transportation — 1.9%
Avis Budget Group, Inc.(a)(b)	768,575	149,718,410
Hertz Global Holdings, Inc.(a)(b)	4,986,731	81,233,848
Knight-Swift Transportation Holdings, Inc.(b)	4,964,054	280,866,175
Landstar System, Inc.(b)	1,109,815	198,945,437
Ryder System, Inc.	1,552,311	138,528,234
Saia, Inc.(a)(b)	817,459	222,414,245
Werner Enterprises, Inc.	1,816,323	82,624,533
XPO, Inc.(a)(b)	3,552,458	113,323,410

		1,267,654,292

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 3.6%
Enovis Corp.(a)(b)	1,471,968	$78,735,568
Envista Holdings Corp.(a)(b)	5,041,375	206,091,410
Globus Medical, Inc., Class A(a)(b)	2,405,039	136,221,409
Haemonetics Corp.(a)(b)	1,558,397	128,957,352
ICU Medical, Inc.(a)(b)	622,278	102,650,979
Inari Medical, Inc.(a)(b)	1,491,659	92,095,027
Integra LifeSciences Holdings Corp.(a)(b)	2,244,553	128,859,788
Lantheus Holdings, Inc.(a)(b)	2,126,277	175,545,429
LivaNova PLC(a)	1,653,284	72,050,117
Masimo Corp.(a)(b)	1,493,888	275,682,092
Neogen Corp.(a)(b)	6,677,185	123,661,466
Omnicell, Inc.(a)(b)	1,379,253	80,920,773
Penumbra, Inc.(a)(b)	1,173,205	326,960,501
QuidelOrtho Corp.(a)(b)	1,652,568	147,227,283
Shockwave Medical, Inc.(a)(b)	1,116,458	242,081,588
STAAR Surgical Co.(a)(b)	1,489,138	95,230,375

		2,412,971,157

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc.(a)(b)	2,810,375	203,049,594
Amedisys, Inc.(a)(b)	1,003,702	73,822,282
Chemed Corp.	459,329	247,004,170
Encompass Health Corp.	3,082,564	166,766,712
HealthEquity, Inc.(a)(b)	2,614,615	153,504,047
Option Care Health, Inc.(a)(b)	5,169,544	164,236,413
Patterson Cos., Inc.	2,668,692	71,440,885
Progyny, Inc.(a)(b)	2,324,086	74,649,642
R1 RCM, Inc.(a)(b)	4,245,655	63,684,825
Tenet Healthcare Corp.(a)(b)	3,340,015	198,463,691

		1,416,622,261

Health Care REITs — 1.2%
Healthcare Realty Trust, Inc.	11,756,222	227,247,771
Medical Properties Trust, Inc.	18,503,131	152,095,737
Omega Healthcare Investors, Inc.	7,236,267	198,346,079
Physicians Realty Trust	7,051,195	105,274,341
Sabra Health Care REIT, Inc.	7,135,096	82,053,604

		765,017,532

Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	6,945,607	85,847,702

Hotels, Restaurants & Leisure — 3.4%
Aramark	8,047,655	288,106,049
Boyd Gaming Corp.	2,450,425	157,121,251
Choice Hotels International, Inc.(b)	856,147	100,331,867
Churchill Downs, Inc.(b)	1,016,760	261,358,158
Hilton Grand Vacations, Inc.(a)	2,451,325	108,912,370
Light & Wonder, Inc., Class A(a)(b)	2,893,659	173,764,223
Marriott Vacations Worldwide Corp.	1,183,739	159,639,042
Papa John’s International, Inc.(b)	993,090	74,412,234
Penn Entertainment, Inc.(a)(b)	4,791,743	142,123,097
Texas Roadhouse, Inc.	2,067,057	223,366,179
Travel + Leisure Co.	2,510,851	98,425,359
Wendy’s Co.	5,264,464	114,660,026
Wingstop, Inc.(b)	924,125	169,650,867
Wyndham Hotels & Resorts, Inc.	2,728,387	185,121,058

		2,256,991,780

Household Durables — 1.6%
Helen of Troy Ltd.(a)(b)	741,124	70,532,771
KB Home	2,521,521	101,314,714
Leggett & Platt, Inc.	4,096,121	130,584,338
Taylor Morrison Home Corp., Class A(a)(b)	3,346,936	128,053,771
Tempur Sealy International, Inc.	5,263,796	207,867,304

Security	Shares	Value

Household Durables (continued)
Toll Brothers, Inc.	3,176,538	$190,687,576
TopBuild Corp.(a)(b)	987,638	205,566,973

		1,034,607,447

Household Products — 0.1%
Energizer Holdings, Inc.	2,051,881	71,200,271

Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc.(b)	1,621,222	137,430,989

Industrial REITs — 1.2%
EastGroup Properties, Inc.	1,346,109	222,538,740
First Industrial Realty Trust, Inc.	4,081,788	217,151,122
Rexford Industrial Realty, Inc.	5,841,904	348,469,573

		788,159,435

Insurance — 3.9%
American Financial Group, Inc.	2,146,383	260,785,535
Brighthouse Financial, Inc.(a)(b)	2,109,162	93,035,136
CNO Financial Group, Inc.	3,532,163	78,378,697
First American Financial Corp.	3,201,611	178,201,668
Hanover Insurance Group, Inc.	1,099,714	141,313,249
Kemper Corp.	1,975,806	107,997,556
Kinsale Capital Group, Inc.(b)	670,170	201,151,526
Old Republic International Corp.	8,521,013	212,769,695
Primerica, Inc.(b)	1,139,814	196,321,563
Reinsurance Group of America, Inc.(b)	2,059,677	273,442,719
RenaissanceRe Holdings Ltd.(b)	1,350,557	270,570,589
RLI Corp.	1,250,106	166,151,588
Selective Insurance Group, Inc.(b)	1,863,946	177,689,972
Unum Group	5,776,743	228,527,953

		2,586,337,446

Interactive Media & Services — 0.3%
TripAdvisor, Inc.(a)(b)	3,236,671	64,280,286
Ziff Davis, Inc.(a)(b)	1,457,814	113,782,383

		178,062,669

IT Services — 0.1%
Kyndryl Holdings, Inc.(a)(b)	6,324,823	93,354,387

Leisure Products — 1.2%
Brunswick Corp.(b)	2,239,806	183,664,092
Mattel, Inc.(a)(b)	10,947,782	201,548,667
Polaris, Inc.(b)	1,682,996	186,189,847
Topgolf Callaway Brands Corp.(a)(b)	4,282,584	92,589,466
YETI Holdings, Inc.(a)(b)	2,664,290	106,571,600

		770,563,672

Life Sciences Tools & Services — 1.4%
Azenta, Inc.(a)	2,134,652	95,248,172
Bruker Corp.	3,089,588	243,583,118
Medpace Holdings, Inc.(a)(b)	778,163	146,333,552
Repligen Corp.(a)(b)	1,595,137	268,557,266
Sotera Health Co.(a)(b)	3,050,000	54,625,500
Syneos Health, Inc.(a)	3,178,789	113,228,464

		921,576,072

Machinery — 4.7%
AGCO Corp.	1,912,674	258,593,525
Chart Industries, Inc.(a)(b)	1,314,661	164,858,489
Crane NXT Co.	1,474,164	167,317,614
Donaldson Co., Inc.	3,759,031	245,615,085
Esab Corp.(b)	1,595,996	94,275,484
Flowserve Corp.	4,037,302	137,268,268
Graco, Inc.	5,205,998	380,089,914
ITT, Inc.(b)	2,554,653	220,466,554

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Lincoln Electric Holdings, Inc.	1,783,566	$301,601,011
Middleby Corp.(a)(b)	1,664,507	244,033,371
Oshkosh Corp.	2,020,071	168,029,506
Terex Corp.	2,085,130	100,878,589
Timken Co.	2,044,912	167,110,209
Toro Co.	3,233,593	359,446,198
Watts Water Technologies, Inc., Class A	843,809	142,029,931

		3,151,613,748

Marine Transportation — 0.2%
Kirby Corp.(a)(b)	1,850,228	128,960,892

Media — 1.0%
Cable One, Inc.	148,944	104,558,688
John Wiley & Sons, Inc., Class A	1,322,369	51,268,246
New York Times Co., Class A(b)	5,085,799	197,735,865
Nexstar Media Group, Inc., Class A(b)	1,164,835	201,120,411
TEGNA, Inc.	6,892,102	116,545,445

		671,228,655

Metals & Mining — 2.6%
Alcoa Corp.	5,466,725	232,663,816
Cleveland-Cliffs, Inc.(a)(b)	15,918,139	291,779,488
Commercial Metals Co.	3,618,008	176,920,591
MP Materials Corp., Class A(a)(b)	2,851,905	80,395,202
Reliance Steel & Aluminum Co.	1,813,003	465,470,390
Royal Gold, Inc.(b)	2,027,796	263,025,419
United States Steel Corp.	7,000,004	182,700,104
Worthington Industries, Inc.	936,595	60,550,867

		1,753,505,877

Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Annaly Capital Management, Inc.	14,466,540	276,455,579
Starwood Property Trust, Inc.	8,681,247	153,571,260

		430,026,839

Multi-Utilities — 0.3%
Black Hills Corp.	2,010,310	126,850,561
NorthWestern Corp.	1,784,863	103,272,173

		230,122,734

Office REITs — 0.8%
Corporate Office Properties Trust	3,472,850	82,341,274
Cousins Properties, Inc.	4,486,240	95,915,811
Douglas Emmett, Inc.	5,429,958	66,951,382
Highwoods Properties, Inc.	3,250,058	75,368,845
Kilroy Realty Corp.	3,255,226	105,469,322
Vornado Realty Trust	4,977,349	76,501,854

		502,548,488

Oil, Gas & Consumable Fuels — 3.0%
Antero Midstream Corp.	10,346,584	108,535,666
Antero Resources Corp.(a)(b)	8,529,736	196,951,604
Chord Energy Corp.	1,285,285	172,999,361
CNX Resources Corp.(a)(b)	5,255,364	84,190,931
DT Midstream, Inc.	2,988,713	147,552,761
Equitrans Midstream Corp.	13,368,986	77,272,739
HF Sinclair Corp.	4,154,499	200,994,662
Matador Resources Co.(b)	3,467,626	165,232,379
Murphy Oil Corp.	4,514,014	166,928,238
PBF Energy, Inc., Class A	3,530,664	153,089,591
PDC Energy, Inc.	2,846,426	182,683,621
Range Resources Corp.	7,464,341	197,581,106
Southwestern Energy Co.(a)(b)	34,090,576	170,452,880

		2,024,465,539

Security	Shares	Value

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	2,214,754	$120,061,814

Passenger Airlines — 0.1%
JetBlue Airways Corp.(a)(b)	10,004,908	72,835,730

Personal Care Products — 0.4%
BellRing Brands, Inc.(a)(b)	4,126,177	140,290,018
Coty, Inc., Class A(a)(b)	11,325,104	136,580,754

		276,870,772

Pharmaceuticals — 0.7%
Jazz Pharmaceuticals PLC(a)(b)	1,945,065	284,621,361
Perrigo Co. PLC	4,159,139	149,188,316

		433,809,677

Professional Services — 3.2%
ASGN, Inc.(a)(b)	1,541,468	127,433,159
CACI International, Inc., Class A(a)(b)	726,203	215,159,425
Concentrix Corp.(b)	1,318,907	160,313,146
ExlService Holdings, Inc.(a)	1,021,404	165,293,809
Exponent, Inc.	1,564,232	155,938,288
FTI Consulting, Inc.(a)(b)	1,063,355	209,853,109
Genpact Ltd.	5,198,650	240,281,603
Insperity, Inc.	1,099,123	133,598,401
KBR, Inc.	4,238,098	233,307,295
ManpowerGroup, Inc.	1,561,763	128,892,300
Maximus, Inc.	1,877,321	147,745,163
Science Applications International Corp.	1,687,523	181,341,222

		2,099,156,920

Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc.(a)(b)	1,466,183	213,314,965

Residential REITs — 0.4%
Apartment Income REIT Corp.	4,570,275	163,661,548
Independence Realty Trust, Inc.	6,914,619	110,841,342

		274,502,890

Retail REITs — 1.5%
Agree Realty Corp.	2,736,112	187,724,644
Brixmor Property Group, Inc.	9,264,554	199,373,202
Kite Realty Group Trust	6,768,162	141,589,949
Macerich Co.	6,693,215	70,948,079
National Retail Properties, Inc.(b)	5,605,492	247,482,472
Spirit Realty Capital, Inc.	4,314,217	171,878,405

		1,018,996,751

Semiconductors & Semiconductor Equipment — 3.0%
Allegro MicroSystems, Inc.(a)(b)	2,011,384	96,526,318
Amkor Technology, Inc.	3,102,697	80,732,176
Cirrus Logic, Inc.(a)(b)	1,706,921	186,703,019
Lattice Semiconductor Corp.(a)(b)	4,233,867	404,334,298
MACOM Technology Solutions Holdings, Inc.(a)(b)	1,595,113	112,997,805
MKS Instruments, Inc.(b)	1,766,822	156,575,766
Power Integrations, Inc.	1,760,364	148,997,209
Silicon Laboratories, Inc.(a)(b)	985,386	172,531,235
SiTime Corp.(a)(b)	496,685	70,643,507
Synaptics, Inc.(a)(b)	1,216,980	135,267,327
Universal Display Corp.	1,342,432	208,251,476
Wolfspeed, Inc.(a)(b)	3,843,365	249,626,557

		2,023,186,693

Software — 2.6%
ACI Worldwide, Inc.(a)	3,471,335	93,656,618
Aspen Technology, Inc.(a)(b)	900,370	206,067,682
Blackbaud, Inc.(a)(b)	1,377,788	95,480,709

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
CommVault Systems, Inc.(a)	1,376,289	$78,090,638
Dynatrace, Inc.(a)(b)	6,696,835	283,276,121
Envestnet, Inc.(a)(b)	1,406,051	82,493,012
Manhattan Associates, Inc.(a)(b)	1,930,547	298,945,203
NCR Corp.(a)(b)	4,262,829	100,560,136
Paylocity Holding Corp.(a)	1,274,864	253,417,466
Qualys, Inc.(a)(b)	1,067,867	138,844,067
Teradata Corp.(a)(b)	3,144,687	126,667,992

		1,757,499,644

Specialized REITs — 2.1%
CubeSmart	6,937,325	320,643,161
EPR Properties	2,317,467	88,295,493
Lamar Advertising Co., Class A	2,695,645	269,267,979
Life Storage, Inc.	2,625,674	344,199,605
National Storage Affiliates Trust	2,610,428	109,063,682
PotlatchDeltic Corp.	2,495,282	123,516,459
Rayonier, Inc.	4,549,597	151,319,596

		1,406,305,975

Specialty Retail — 2.9%
AutoNation, Inc.(a)(b)	1,056,609	141,965,985
Dick’s Sporting Goods, Inc.	1,848,562	262,292,462
Five Below, Inc.(a)(b)	1,714,893	353,216,511
Foot Locker, Inc.	2,450,332	97,253,677
GameStop Corp., Class A(a)(b)	7,809,204	179,767,876
Gap, Inc.	6,540,227	65,663,879
Lithia Motors, Inc., Class A(b)	844,485	193,327,951
Murphy U.S.A., Inc.(b)	618,112	159,503,802
RH(a)(b)	577,114	140,556,115
Victoria’s Secret & Co.(a)(b)	2,496,823	85,266,506
Williams-Sonoma, Inc.(b)	2,056,306	250,170,188

		1,928,984,952

Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer, Inc.(a)(b)	1,442,780	153,728,209
Xerox Holdings Corp.	3,464,584	53,354,594

		207,082,803

Textiles, Apparel & Luxury Goods — 2.2%
Capri Holdings Ltd.(a)(b)	3,883,276	182,513,972
Carter’s, Inc.	1,178,858	84,783,467
Columbia Sportswear Co.(b)	1,093,689	98,694,495

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Crocs, Inc.(a)(b)	1,907,381	$241,169,254
Deckers Outdoor Corp.(a)(b)	814,244	366,043,390
PVH Corp.(b)	1,957,578	174,537,655
Skechers U.S.A., Inc., Class A(a)(b)	4,145,950	197,015,544
Under Armour, Inc., Class A(a)(b)	5,828,822	55,315,521
Under Armour, Inc., Class C, NVS(a)(b)	5,856,059	49,952,183

		1,450,025,481

Trading Companies & Distributors — 1.1%
GATX Corp.(b)	1,087,391	119,634,758
MSC Industrial Direct Co., Inc., Class A	1,461,705	122,783,220
Univar Solutions, Inc.(a)(b)	5,040,390	176,564,862
Watsco, Inc.(b)	1,027,522	326,916,399

		745,899,239

Water Utilities — 0.5%
Essential Utilities, Inc.	7,373,203	321,840,311

Total Long-Term Investments — 99.5% (Cost: $59,478,123,663)		66,161,795,889

Short-Term Securities

Money Market Funds — 6.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	4,067,483,080	4,068,703,325
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	225,712,057	225,712,057

Total Short-Term Securities — 6.4% (Cost: $4,292,393,953)		4,294,415,382

Total Investments — 105.9% (Cost: $63,770,517,616)		70,456,211,271

Liabilities in Excess of Other Assets — (5.9)%		(3,947,934,669)

Net Assets — 100.0%		$66,508,276,602

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,422,524,094	$1,644,458,653	(a)	$—	$(212,973)	$1,933,551	$4,068,703,325	4,067,483,080	$30,583,184	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	169,480,000	56,232,057	(a)	—	—	—	225,712,057	225,712,057	4,594,053		117

					$(212,973)	$1,933,551	$4,294,415,382		$35,177,237		$117

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P MidCap 400 E-Mini Index	949	06/16/23	$240,068	$7,511,324

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$12,877,006	$773,580	(c)	$13,623,093	0.0	% (d)
	Monthly	HSBC Bank PLC(e)	02/10/28	25,832,160	(310,055	)(f)	25,121,269	0.0	(d)
	Monthly	JPMorgan Chase Bank NA(g)	02/08/24	49,451,405	(2,864,266	)(h)	46,510,806	0.1

					$(2,400,741)		$85,255,168

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $27,493 of net dividends, payable for referenced securities purchased and financing fees.
(d)	Rounds to less than 0.1%.
(f)	Amount includes $400,836 of net dividends, payable for referenced securities purchased and financing fees.
(h)	Amount includes $76,333 of net dividends, payable for referenced securities purchased and financing fees.

    The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(e)	(g)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	233,735	$4,852,339	35.6%

Software
Envestnet, Inc.	149,493	8,770,754	64.4

Net Value of Reference Entity — Goldman Sachs Bank USA		$13,623,093

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	163,096	$3,385,873	13.5%

Mortgage Real Estate Investment Trusts (REITs)
Starwood Property Trust, Inc.	891,368	15,768,300	62.8

	Shares	Value	% of Basket Value

Office REITs
Cousins Properties, Inc.	199,234	$4,259,623	16.9%

Software
Envestnet, Inc.	29,103	1,707,473	6.8

Net Value of Reference Entity — HSBC Bank PLC		$25,121,269

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2024.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	566,297	$11,756,325	25.3%

Financial Services
Western Union Co.	2,453,565	27,357,250	58.8

Software
Envestnet, Inc.	126,082	7,397,231	15.9

Net Value of Reference Entity — JPMorgan Chase Bank NA		$46,510,806

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$773,580	$(3,174,321)

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,511,324	$—	$—	$—	$7,511,324
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	—	773,580	—	—	—	773,580

	$—	$—	$8,284,904	$—	$—	$—	$8,284,904

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$—	$3,174,321	$—	$—	$—	$3,174,321

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(10,172,728)	$—	$—	$—	$(10,172,728)
Swaps	—	—	(11,115,927)	—	—	—	(11,115,927)

	$—	$—	$(21,288,655)	$—	$—	$—	$(21,288,655)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,487,803	$—	$—	$—	$1,487,803
Swaps	—	—	(3,883,244)	—	—	—	(3,883,244)

	$—	$—	$(2,395,441)	$—	$—	$—	$(2,395,441)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$174,717,858
Total return swaps
Average notional amount	$63,687,022

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$4,223,050	$—
Swaps — OTC(a)	773,580	3,174,321

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,996,630	$3,174,321

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,223,050)	—

Total derivative assets and liabilities subject to an MNA	$773,580	$3,174,321

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Mid-Cap ETF

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs Bank USA	$773,580	$—	$—	$(560,000)	$213,580

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
HSBC Bank PLC	$310,055	$—	$—	$(310,055)	$—
JPMorgan Chase Bank N.A	2,864,266	—	—	(2,864,266)	—

	$3,174,321	$—	$—	$(3,174,321)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$66,161,795,889	$—	$—	$66,161,795,889
Short-Term Securities
Money Market Funds	4,294,415,382	—	—	4,294,415,382

	$70,456,211,271	$—	$—	$70,456,211,271

Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,511,324	$773,580	$—	$8,284,904
Liabilities
Equity Contracts	—	(3,174,321)	—	(3,174,321)

	$7,511,324	$(2,400,741)	$—	$5,110,583

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
AAR Corp.(a)(b)	2,385,521	$130,130,171
Aerojet Rocketdyne Holdings, Inc.(a)(b)(c)	5,517,723	309,930,501
AeroVironment, Inc.(a)(b)(c)	1,829,332	167,676,570
Kaman Corp.(a)	2,053,147	46,934,940
Moog, Inc., Class A(a)	2,090,257	210,593,393
National Presto Industries, Inc.(a)	367,786	26,513,693
Triumph Group, Inc.(a)(b)(c)	4,076,599	47,247,782

		939,027,050

Air Freight & Logistics — 0.6%
Forward Air Corp.(a)	1,938,160	208,856,122
Hub Group, Inc., Class A(a)(b)(c)	2,380,144	199,789,287

		408,645,409

Automobile Components — 1.3%
American Axle & Manufacturing Holdings, Inc.(a)(b)(c)	8,346,915	65,189,406
Dorman Products, Inc.(a)(b)(c)	2,061,039	177,785,224
Gentherm, Inc.(a)(b)	2,413,674	145,834,183
LCI Industries(a)	1,853,604	203,655,472
Patrick Industries, Inc.(a)	1,564,952	107,684,347
Standard Motor Products, Inc.(a)	1,363,712	50,334,610
XPEL, Inc.(a)(b)(c)	1,424,895	96,821,615

		847,304,857

Automobiles — 0.2%
Winnebago Industries, Inc.(a)(c)	2,225,893	128,434,026

Banks — 9.0%
Ameris Bancorp(a)	4,751,617	173,814,150
Atlantic Union Bankshares Corp.(a)	4,585,955	160,737,723
Axos Financial, Inc.(a)(b)	3,889,355	143,594,987
Banc of California, Inc.(a)	4,000,843	50,130,563
BancFirst Corp.	1,269,801	105,520,463
Bancorp, Inc.(a)(b)(c)	3,982,366	110,908,893
BankUnited, Inc.(a)	5,257,459	118,713,424
Banner Corp.(a)	2,410,436	131,055,405
Berkshire Hills Bancorp, Inc.(a)	3,091,585	77,475,120
Brookline Bancorp, Inc.(a)	5,881,816	61,759,068
Capitol Federal Financial, Inc.(a)	9,228,673	62,108,969
Central Pacific Financial Corp.(a)	1,597,517	28,595,554
City Holding Co.(a)	1,022,399	92,915,621
Community Bank System, Inc.(a)	3,701,570	194,295,409
Customers Bancorp, Inc.(a)(b)(c)	2,147,637	39,774,237
CVB Financial Corp.(a)	9,579,628	159,788,194
Dime Community Bancshares, Inc.(a)	2,344,663	53,270,743
Eagle Bancorp, Inc.(a)	2,228,316	74,581,737
FB Financial Corp.(a)	2,554,185	79,384,070
First BanCorp/Puerto Rico(a)	12,859,298	146,853,183
First Bancorp/Southern Pines NC(a)	2,863,783	101,721,572
First Commonwealth Financial Corp.(a)	7,130,256	88,629,082
First Financial Bancorp(a)	6,560,881	142,830,379
First Hawaiian, Inc.(a)	9,270,753	191,255,634
Hanmi Financial Corp.(a)	2,085,047	38,719,323
Heritage Financial Corp.(a)	2,518,770	53,901,678
Hilltop Holdings, Inc.(a)	3,324,324	98,632,693
HomeStreet, Inc.(a)	1,312,088	23,604,463
Hope Bancorp, Inc.(a)	8,142,201	79,956,414
Independent Bank Corp.(a)	3,141,549	206,148,445
Independent Bank Group, Inc.(a)	2,581,671	119,660,451
Lakeland Financial Corp.(a)(c)	1,848,058	115,762,353
National Bank Holdings Corp., Class A(a)	2,715,233	90,851,696
NBT Bancorp, Inc.(a)	2,973,455	100,235,168

Security	Shares	Value

Banks (continued)
Northfield Bancorp, Inc.(a)	3,067,289	$36,132,664
Northwest Bancshares, Inc.(a)	8,711,034	104,793,739
OFG Bancorp(a)	3,329,311	83,033,016
Pacific Premier Bancorp, Inc.(a)	6,649,873	159,729,950
Park National Corp.(a)	1,052,330	124,774,768
Pathward Financial, Inc.(a)	1,974,466	81,920,594
Preferred Bank	615,879	33,756,328
Provident Financial Services, Inc.(a)	5,217,018	100,062,405
Renasant Corp.(a)	3,912,785	119,652,965
S&T Bancorp, Inc.(a)	2,759,695	86,792,408
Seacoast Banking Corp. of Florida(a)	5,690,776	134,871,391
ServisFirst Bancshares, Inc.(a)	3,559,028	194,429,700
Simmons First National Corp., Class A(a)	8,787,556	153,694,354
Southside Bancshares, Inc.(a)	2,184,421	72,522,777
Stellar Bancorp, Inc.(a)	3,279,825	80,716,493
Tompkins Financial Corp.(a)(c)	908,368	60,143,045
Triumph Financial, Inc.(a)(b)(c)	1,648,474	95,710,400
TrustCo Bank Corp.(a)	1,282,267	40,955,608
Trustmark Corp.(a)	4,016,549	99,208,760
United Community Banks, Inc.(a)	7,956,991	223,750,587
Veritex Holdings, Inc.(a)	3,748,074	68,439,831
Washington Federal, Inc.(a)	3,946,748	118,876,050
Westamerica BanCorp(a)	1,929,762	85,488,457
WSFS Financial Corp.(a)	4,251,315	159,891,957

		6,036,535,111

Beverages — 0.3%
MGP Ingredients, Inc.(a)(c)	1,118,994	108,229,100
National Beverage Corp.(b)	1,700,608	89,656,054

		197,885,154

Biotechnology — 2.3%
Anika Therapeutics, Inc.(a)(b)(c)	1,064,684	30,577,724
Arcus Biosciences, Inc.(a)(b)(c)	3,800,085	69,313,550
Avid Bioservices, Inc.(a)(b)(c)	4,527,474	84,935,412
Catalyst Pharmaceuticals, Inc.(a)(b)(c)	6,977,592	115,688,475
Coherus Biosciences, Inc.(a)(b)(c)	4,703,384	32,171,147
Cytokinetics, Inc.(a)(b)(c)	6,887,293	242,363,841
Dynavax Technologies Corp.(a)(b)(c)	8,621,686	84,578,740
Eagle Pharmaceuticals, Inc.(a)(b)(c)	761,001	21,589,598
Emergent BioSolutions, Inc.(a)(b)(c)	3,237,688	33,542,448
Enanta Pharmaceuticals, Inc.(a)(b)(c)	1,426,595	57,691,502
Ironwood Pharmaceuticals, Inc., Class A(a)(b)(c)	9,699,220	102,035,794
iTeos Therapeutics, Inc.(a)(b)(c)	1,790,601	24,370,080
Myriad Genetics, Inc.(a)(b)(c)	5,905,915	137,194,406
REGENXBIO, Inc.(a)(b)(c)	2,736,802	51,752,926
uniQure NV(a)(b)(c)	2,993,447	60,288,023
Vanda Pharmaceuticals, Inc.(a)(b)(c)	4,139,500	28,107,205
Vericel Corp.(a)(b)(c)	3,441,268	100,897,978
Vir Biotechnology, Inc.(b)(c)	5,529,864	128,679,935
Xencor, Inc.(a)(b)(c)	4,367,211	121,801,515

		1,527,580,299

Broadline Retail — 0.0%
Big Lots, Inc.(a)	2,095,645	22,968,269

Building Products — 1.8%
AAON, Inc.(a)	3,063,656	296,224,899
American Woodmark Corp.(a)(b)(c)	1,211,154	63,064,789
Apogee Enterprises, Inc.(a)	1,614,042	69,807,317
AZZ, Inc.(a)	1,808,865	74,597,593
Gibraltar Industries, Inc.(a)(b)(c)	2,256,992	109,464,112
Griffon Corp.(a)	3,449,806	110,428,290
Insteel Industries, Inc.(a)(c)	1,417,298	39,429,230
Masterbrand, Inc.(a)(b)	9,344,343	75,128,518

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
PGT Innovations, Inc.(a)(b)(c)	4,360,171	$109,483,894
Quanex Building Products Corp.(a)	2,415,167	51,998,546
Resideo Technologies, Inc.(a)(b)(c)	10,630,351	194,322,816

		1,193,950,004

Capital Markets — 1.0%
Avantax, Inc.(a)(b)(c)	2,900,816	76,349,477
B Riley Financial, Inc.(c)	1,158,264	32,883,115
Brightsphere Investment Group, Inc.(a)(c)	2,354,855	55,527,481
Donnelley Financial Solutions, Inc.(a)(b)(c)	1,823,772	74,519,324
Piper Sandler Cos.(a)	998,498	138,401,808
StoneX Group, Inc.(a)(b)(c)	1,279,161	132,431,538
Virtus Investment Partners, Inc.(a)	495,497	94,337,674
WisdomTree, Inc.(a)	8,181,079	47,941,123

		652,391,540

Chemicals — 2.9%
AdvanSix, Inc.(a)	2,003,039	76,656,303
American Vanguard Corp.(a)	2,026,144	44,332,031
Balchem Corp.(a)(c)	2,338,858	295,818,759
FutureFuel Corp.(c)	1,929,365	14,238,714
Hawkins, Inc.(a)(c)	1,380,556	60,440,742
HB Fuller Co.(a)	3,909,578	267,610,614
Innospec, Inc.(a)	1,802,353	185,047,583
Koppers Holdings, Inc.(a)	1,518,472	53,100,966
Livent Corp.(a)(b)(c)	13,057,295	283,604,447
Mativ Holdings, Inc.(a)	3,992,232	85,713,221
Minerals Technologies, Inc.(a)	2,365,017	142,894,327
Quaker Chemical Corp.(a)(c)	991,851	196,336,906
Rayonier Advanced Materials, Inc.(a)(b)(c)	4,629,024	29,023,980
Stepan Co.(a)	1,535,383	158,190,511
Trinseo PLC(a)	2,541,250	52,985,063

		1,945,994,167

Commercial Services & Supplies — 2.1%
ABM Industries, Inc.(a)	4,810,506	216,184,140
Brady Corp., Class A, NVS	3,367,483	180,934,862
CoreCivic, Inc.(a)(b)	8,355,107	76,866,984
Deluxe Corp.(a)	3,143,083	50,289,328
GEO Group, Inc.(a)(b)(c)	9,046,095	71,373,690
Harsco Corp.(a)(b)(c)	5,790,875	39,551,676
Healthcare Services Group, Inc.(a)	5,383,256	74,665,761
HNI Corp.(a)	3,014,047	83,911,068
Interface, Inc., Class A(a)	4,209,358	34,179,987
KAR Auction Services, Inc.(a)(b)(c)	7,936,472	108,570,937
Liquidity Services, Inc.(a)(b)(c)	1,736,364	22,867,914
Matthews International Corp., Class A(a)	2,210,318	79,704,067
MillerKnoll, Inc.(a)	5,494,367	112,359,805
Pitney Bowes, Inc.	7,894,604	30,710,010
UniFirst Corp.(a)(c)	1,100,519	193,944,463
Viad Corp.(a)(b)	1,506,129	31,387,728

		1,407,502,420

Communications Equipment — 1.5%
ADTRAN Holdings, Inc.(a)	5,134,740	81,436,976
Clearfield, Inc.(a)(b)(c)	920,469	42,875,446
Comtech Telecommunications Corp.(a)	2,009,964	25,084,350
Digi International, Inc.(a)(b)(c)	2,604,545	87,721,076
Extreme Networks, Inc.(b)(c)	5,838,562	111,633,305
Harmonic, Inc.(a)(b)(c)	7,985,438	116,507,540
NETGEAR, Inc.(a)(b)(c)	2,091,242	38,708,889
NetScout Systems, Inc.(a)(b)(c)	4,913,285	140,765,615

Security	Shares	Value

Communications Equipment (continued)
Viasat, Inc.(a)(b)(c)	5,566,713	$188,377,568
Viavi Solutions, Inc.(a)(b)	16,383,443	177,432,688

		1,010,543,453

Construction & Engineering — 1.6%
Arcosa, Inc.(a)	3,519,193	222,096,270
Comfort Systems U.S.A., Inc.(a)	2,603,262	379,972,122
Dycom Industries, Inc.(a)(b)(c)	2,154,435	201,762,838
Granite Construction, Inc.(a)(c)	3,187,054	130,924,178
MYR Group, Inc.(a)(b)	1,207,052	152,100,623

		1,086,856,031

Consumer Finance — 0.9%
Bread Financial Holdings, Inc.	1,729,161	52,428,162
Encore Capital Group, Inc.(a)(b)(c)	1,699,308	85,730,089
Enova International, Inc.(a)(b)(c)	2,268,948	100,809,360
EZCORP, Inc., Class A, NVS(b)(c)	3,812,056	32,783,682
Green Dot Corp., Class A(a)(b)(c)	3,437,389	59,054,343
LendingTree, Inc.(a)(b)(c)	786,477	20,967,477
PRA Group, Inc.(a)(b)(c)	2,833,129	110,378,706
PROG Holdings, Inc.(a)(b)(c)	3,645,701	86,731,227
World Acceptance Corp.(b)(c)	242,063	20,161,427

		569,044,473

Consumer Staples Distribution & Retail — 0.7%
Andersons, Inc.(a)	2,261,919	93,462,493
Chefs’ Warehouse, Inc.(a)(b)(c)	2,474,982	84,273,137
PriceSmart, Inc.(a)	1,833,024	131,024,556
SpartanNash Co.(a)	2,563,109	63,565,103
United Natural Foods, Inc.(a)(b)	4,360,234	114,892,166

		487,217,455

Containers & Packaging — 0.5%
Myers Industries, Inc.(a)	2,651,952	56,831,331
O-I Glass, Inc.(a)(b)(c)	11,251,777	255,527,856

		312,359,187

Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.(a)(b)(c)	3,312,437	127,926,317
Frontdoor, Inc.(a)(b)(c)	5,925,476	165,202,271
Mister Car Wash, Inc.(b)(c)	5,761,725	49,666,070
Perdoceo Education Corp.(a)(b)(c)	4,894,320	65,730,718
Strategic Education, Inc.(a)(c)	1,621,888	145,694,199
Stride, Inc.(a)(b)(c)	2,977,003	116,847,368

		671,066,943

Diversified REITs — 0.9%
Alexander & Baldwin, Inc.(a)	5,268,673	99,630,606
American Assets Trust, Inc.(a)	3,806,082	70,755,064
Armada Hoffler Properties, Inc.(a)	4,932,109	58,248,207
Essential Properties Realty Trust, Inc.(a)	10,378,407	257,903,414
Global Net Lease, Inc.(a)	7,542,835	97,000,858

		583,538,149

Diversified Telecommunication Services — 0.6%
ATN International, Inc.	775,829	31,746,923
Cogent Communications Holdings, Inc.(a)	3,114,495	198,455,621
Consolidated Communications Holdings, Inc.(b)(c)	5,518,369	14,237,392
Lumen Technologies, Inc.(c)	47,061,267	124,712,358

		369,152,294

Electric Utilities — 0.3%
Otter Tail Corp.(a)	3,029,898	218,970,729

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 0.4%
Encore Wire Corp.(a)(c)	1,337,086	$247,802,148
Powell Industries, Inc.(a)	659,477	28,087,125

		275,889,273

Electronic Equipment, Instruments & Components — 4.4%
Advanced Energy Industries, Inc.(a)(c)	2,721,235	266,681,030
Arlo Technologies, Inc.(a)(b)	6,446,461	39,065,554
Badger Meter, Inc.(a)(c)	2,130,665	259,557,610
Benchmark Electronics, Inc.(a)	2,563,077	60,719,294
CTS Corp.(a)(c)	2,317,106	114,604,063
ePlus, Inc.(a)(b)(c)	1,957,811	96,011,051
Fabrinet(a)(b)	2,668,674	316,931,724
FARO Technologies, Inc.(a)(b)(c)	1,358,997	33,444,916
Insight Enterprises, Inc.(a)(b)(c)	2,205,528	315,302,283
Itron, Inc.(a)(b)(c)	3,292,907	182,591,693
Knowles Corp.(a)(b)(c)	6,631,181	112,730,077
Methode Electronics, Inc.(a)(c)	2,623,342	115,112,247
OSI Systems, Inc.(a)(b)	1,142,222	116,917,844
PC Connection, Inc.	818,155	36,784,249
Plexus Corp.(a)(b)(c)	2,019,198	197,013,149
Rogers Corp.(a)(b)(c)	1,370,184	223,929,171
Sanmina Corp.(a)(b)(c)	4,247,353	259,046,060
ScanSource, Inc.(a)(b)(c)	1,852,381	56,386,478
TTM Technologies, Inc.(a)(b)(c)	7,427,237	100,193,427

		2,903,021,920

Energy Equipment & Services — 2.0%
Archrock, Inc.(a)	9,725,232	95,015,517
Bristow Group, Inc.(a)(b)(c)	1,714,769	38,410,826
Core Laboratories NV(a)(c)	3,388,493	74,716,271
DMC Global, Inc.(a)(b)(c)	1,351,898	29,701,199
Dril-Quip, Inc.(a)(b)(c)	2,464,709	70,712,501
Helix Energy Solutions Group, Inc.(a)(b)(c)	10,398,737	80,486,224
Helmerich & Payne, Inc.(a)	7,606,317	271,925,833
Nabors Industries Ltd.(a)(b)(c)	652,751	79,576,874
NexTier Oilfield Solutions, Inc.(b)(c)	11,629,421	92,453,897
Oceaneering International, Inc.(a)(b)(c)	7,306,891	128,820,488
Oil States International, Inc.(a)(b)(c)	4,656,170	38,785,896
Patterson-UTI Energy, Inc.(a)	15,803,836	184,904,881
ProPetro Holding Corp.(a)(b)(c)	6,991,709	50,270,388
RPC, Inc.(c)	6,047,329	46,503,960
U.S. Silica Holdings, Inc.(a)(b)(c)	5,500,971	65,681,594

		1,347,966,349

Entertainment — 0.2%
Cinemark Holdings, Inc.(a)(b)(c)	7,789,339	115,204,324
Marcus Corp.(a)(c)	1,765,497	28,247,952

		143,452,276

Financial Services — 1.2%
EVERTEC, Inc.(a)	4,740,969	160,007,704
Mr. Cooper Group, Inc.(a)(b)(c)	4,710,088	192,972,305
NMI Holdings, Inc., Class A(a)(b)(c)	6,091,444	136,021,945
Payoneer Global, Inc.(b)	14,524,817	91,215,851
Radian Group, Inc.	2,539,714	56,127,679
Star Holdings(b)	51,320	892,450
Walker & Dunlop, Inc.(a)	2,232,515	170,050,668

		807,288,602

Food Products — 2.2%
B&G Foods, Inc.(a)(c)	5,207,551	80,873,267
Calavo Growers, Inc.(a)	1,283,291	36,920,281
Cal-Maine Foods, Inc.(a)	2,759,453	168,023,093
Fresh Del Monte Produce, Inc.	2,231,256	67,183,118
Hain Celestial Group, Inc.(a)(b)(c)	6,499,264	111,462,378

Security	Shares	Value

Food Products (continued)
Hostess Brands, Inc., Class A(a)(b)(c)	9,745,961	$242,479,510
J & J Snack Foods Corp.(a)(c)	1,090,581	161,645,916
John B Sanfilippo & Son, Inc.(a)	652,728	63,262,398
Seneca Foods Corp., Class A(a)(b)(c)	383,559	20,048,629
Simply Good Foods Co.(a)(b)(c)	6,155,847	244,818,035
Tootsie Roll Industries, Inc.(c)	1,377,770	61,875,651
TreeHouse Foods, Inc.(a)(b)(c)	3,673,376	185,248,352

		1,443,840,628

Gas Utilities — 0.4%
Chesapeake Utilities Corp.(a)(c)	1,160,005	148,469,039
Northwest Natural Holding Co.(a)	2,559,166	121,713,935

		270,182,974

Ground Transportation — 0.7%
ArcBest Corp.(a)(c)	1,761,754	162,821,305
Heartland Express, Inc.(c)	3,386,063	53,906,123
Marten Transport Ltd.(a)	4,196,504	87,916,759
RXO, Inc.(a)(b)(c)	8,483,909	166,623,973

		471,268,160

Health Care Equipment & Supplies — 3.0%
AngioDynamics, Inc.(a)(b)(c)	2,851,478	29,484,283
Artivion, Inc.(a)(b)(c)	2,938,557	38,495,097
Avanos Medical, Inc.(a)(b)(c)	3,379,152	100,495,981
Cardiovascular Systems, Inc.(a)(b)(c)	3,057,311	60,718,195
CONMED Corp.(a)(c)	2,218,834	230,448,099
Cutera, Inc.(a)(b)(c)	1,300,608	30,720,361
Embecta Corp.(a)	4,169,266	117,239,760
Glaukos Corp.(a)(b)(c)	3,476,948	174,195,095
Heska Corp.(a)(b)(c)	739,469	72,186,964
Inogen, Inc.(a)(b)	1,658,604	20,699,378
Integer Holdings Corp.(a)(b)(c)	2,411,218	186,869,395
LeMaitre Vascular, Inc.(a)(c)	1,406,772	72,406,555
Merit Medical Systems, Inc.(a)(b)	4,149,178	306,831,713
Mesa Laboratories, Inc.(a)(c)	366,162	63,979,486
NuVasive, Inc.(a)(b)(c)	3,799,710	156,966,020
OraSure Technologies, Inc.(a)(b)	5,255,125	31,793,506
Orthofix Medical, Inc.(a)(b)(c)	2,485,421	41,630,802
Tandem Diabetes Care, Inc.(a)(b)(c)	4,686,729	190,328,065
Varex Imaging Corp.(a)(b)(c)	2,913,645	52,999,203
Zynex, Inc.(b)(c)	1,623,150	19,477,800

		1,997,965,758

Health Care Providers & Services — 3.1%
AdaptHealth Corp.(b)(c)	5,580,124	69,360,941
Addus HomeCare Corp.(a)(b)(c)	1,171,034	125,019,590
Agiliti, Inc.(b)(c)	2,428,911	38,813,998
AMN Healthcare Services, Inc.(a)(b)(c)	3,154,567	261,702,877
Apollo Medical Holdings, Inc.(b)(c)	2,858,424	104,246,723
Community Health Systems, Inc.(a)(b)(c)	9,105,358	44,616,254
CorVel Corp.(b)(c)	662,801	126,117,774
Cross Country Healthcare, Inc.(a)(b)(c)	2,581,607	57,621,468
Enhabit, Inc.(a)(b)(c)	3,605,221	50,148,624
Ensign Group, Inc.(a)(c)	4,057,063	387,611,799
Fulgent Genetics, Inc.(b)(c)	1,437,155	44,867,979
ModivCare, Inc.(a)(b)(c)	924,539	77,735,239
NeoGenomics, Inc.(a)(b)(c)	9,205,740	160,271,933
Owens & Minor, Inc.(a)(b)	5,539,213	80,595,549
Pediatrix Medical Group, Inc.(a)(b)(c)	5,952,910	88,757,888
RadNet, Inc.(b)(c)	2,484,582	62,189,087
Select Medical Holdings Corp.(a)(c)	7,589,754	196,195,141
U.S. Physical Therapy, Inc.(a)(c)	947,448	92,764,634

		2,068,637,498

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care REITs — 0.5%
CareTrust REIT, Inc.(a)	7,252,619	$142,006,280
Community Healthcare Trust, Inc.(a)	1,714,377	62,746,198
LTC Properties, Inc.(a)	2,943,742	103,413,657
Universal Health Realty Income Trust(a)	922,933	44,402,307

		352,568,442

Health Care Technology — 0.7%
Certara, Inc.(b)(c)	7,670,848	184,944,145
Computer Programs & Systems, Inc.(a)(b)(c)	1,029,591	31,093,648
HealthStream, Inc.(a)(b)(c)	1,759,859	47,692,179
NextGen Healthcare, Inc.(a)(b)	3,885,672	67,649,550
Simulations Plus, Inc.(a)(c)	1,166,987	51,277,409
Veradigm, Inc.(a)(b)(c)	7,941,138	103,631,851

		486,288,782

Hotel & Resort REITs — 1.1%
Chatham Lodging Trust(a)	3,536,599	37,098,924
DiamondRock Hospitality Co.(a)	15,238,713	123,890,737
Pebblebrook Hotel Trust(a)(c)	7,891,706	110,799,552
Service Properties Trust(a)	12,057,714	120,094,831
Summit Hotel Properties, Inc.(a)	7,788,908	54,522,356
Sunstone Hotel Investors, Inc.(a)	15,314,048	151,302,794
Xenia Hotels & Resorts, Inc.(a)	8,364,392	109,489,891

		707,199,085

Hotels, Restaurants & Leisure — 2.4%
BJ’s Restaurants, Inc.(a)(b)(c)	1,699,711	49,529,579
Bloomin’ Brands, Inc.(a)	6,398,965	164,133,452
Brinker International, Inc.(a)(b)(c)	3,211,202	122,025,676
Cheesecake Factory, Inc.(a)(c)	3,485,092	122,152,475
Chuy’s Holdings, Inc.(a)(b)(c)	1,311,281	47,009,424
Cracker Barrel Old Country Store, Inc.(a)	1,615,744	183,548,518
Dave & Buster’s Entertainment, Inc.(a)(b)(c)	3,053,603	112,342,054
Dine Brands Global, Inc.(a)	1,139,217	77,056,638
El Pollo Loco Holdings, Inc.(c)	1,421,057	13,627,937
Golden Entertainment, Inc.(a)(b)	1,599,305	69,585,761
Jack in the Box, Inc.(a)	1,501,183	131,488,619
Monarch Casino & Resort, Inc.(a)	964,416	71,511,446
Ruth’s Hospitality Group, Inc.(a)	2,208,544	36,264,292
Sabre Corp.(a)(b)(c)	23,862,103	102,368,422
Shake Shack, Inc., Class A(a)(b)(c)	2,719,732	150,917,929
Six Flags Entertainment Corp.(a)(b)	5,393,932	144,071,924

		1,597,634,146

Household Durables — 2.9%
Cavco Industries, Inc.(a)(b)(c)	589,341	187,257,209
Century Communities, Inc.(a)(c)	2,060,874	131,731,066
Ethan Allen Interiors, Inc.(a)	1,662,264	45,645,769
Green Brick Partners, Inc.(b)(c)	1,988,191	69,705,976
Installed Building Products, Inc.(a)	1,709,574	194,942,723
iRobot Corp.(a)(b)(c)	1,978,690	86,350,032
La-Z-Boy, Inc.(a)	3,134,583	91,153,674
LGI Homes, Inc.(a)(b)(c)	1,490,285	169,937,199
M/I Homes, Inc.(a)(b)(c)	1,993,911	125,795,845
MDC Holdings, Inc.(a)	4,222,321	164,121,617
Meritage Homes Corp.(a)	2,663,289	310,965,624
Sonos, Inc.(a)(b)(c)	9,282,137	182,115,528
Tri Pointe Homes, Inc.(a)(b)(c)	7,344,307	185,957,853

		1,945,680,115

Household Products — 0.5%
Central Garden & Pet Co.(a)(b)(c)	706,087	28,991,932
Central Garden & Pet Co., Class A, NVS(b)(c)	3,000,883	117,244,499
WD-40 Co.(a)(c)	990,404	176,341,432

		322,577,863

Security	Shares	Value

Industrial REITs — 0.5%
Innovative Industrial Properties, Inc.(a)	2,033,597	$154,533,036
LXP Industrial Trust(a)	20,097,481	207,205,029

		361,738,065

Insurance — 2.3%
Ambac Financial Group, Inc.(b)(c)	2,217,455	34,326,203
American Equity Investment Life Holding Co.(a)	5,059,804	184,632,248
AMERISAFE, Inc.(a)	1,395,793	68,324,067
Assured Guaranty Ltd.(a)	4,364,410	219,398,891
Employers Holdings, Inc.(a)	1,733,257	72,259,484
Genworth Financial, Inc., Class A(a)(b)(c)	31,035,879	155,800,113
HCI Group, Inc.(a)	491,626	26,351,154
Horace Mann Educators Corp.(a)	2,732,195	91,473,889
James River Group Holdings Ltd.(a)	2,635,146	54,415,765
Mercury General Corp.	1,936,611	61,468,033
Palomar Holdings, Inc.(a)(b)(c)	1,838,781	101,500,711
ProAssurance Corp.(a)	3,525,618	65,153,421
Safety Insurance Group, Inc.(a)	1,005,684	74,943,572
SiriusPoint Ltd.(b)(c)	6,189,635	50,321,733
Stewart Information Services Corp.(a)	1,886,670	76,127,135
Trupanion, Inc.(a)(b)(c)	2,556,251	109,637,605
United Fire Group, Inc.(a)	1,609,372	42,728,827
Universal Insurance Holdings, Inc.(a)	1,999,930	36,438,725

		1,525,301,576

Interactive Media & Services — 0.6%
Cars.com, Inc.(a)(b)(c)	4,501,303	86,875,148
QuinStreet, Inc.(a)(b)(c)	3,674,970	58,321,774
Shutterstock, Inc.	1,749,501	127,013,773
Yelp, Inc.(a)(b)(c)	5,068,002	155,587,661

		427,798,356

IT Services — 0.3%
Perficient, Inc.(a)(b)(c)	2,523,946	182,203,662

Leisure Products — 0.3%
Sturm Ruger & Co., Inc.(a)	1,283,727	73,737,279
Vista Outdoor, Inc.(a)(b)(c)	4,112,693	113,962,723

		187,700,002

Life Sciences Tools & Services — 0.1%
BioLife Solutions, Inc.(a)(b)(c)	2,485,868	54,067,629
OmniAb, Inc., 12.50 Earnout Shares(d)	450,637	—
OmniAb, Inc., 15.00 Earnout Shares(d)	450,637	—

		54,067,629

Machinery — 5.4%
3D Systems Corp.(a)(b)(c)	9,531,942	102,182,418
Alamo Group, Inc.(a)	750,019	138,123,499
Albany International Corp., Class A(a)(c)	2,263,875	202,299,869
Astec Industries, Inc.(a)	1,654,898	68,264,543
Barnes Group, Inc.(a)	3,685,618	148,456,693
CIRCOR International, Inc.(a)(b)(c)	1,483,729	46,173,646
Enerpac Tool Group Corp.(a)(c)	4,151,927	105,874,139
EnPro Industries, Inc.(a)	1,512,570	157,140,897
ESCO Technologies, Inc.(a)(c)	1,880,857	179,527,801
Federal Signal Corp.(a)	4,419,990	239,607,658
Franklin Electric Co., Inc.(a)	2,832,236	266,513,408
Greenbrier Cos., Inc.(a)	2,382,067	76,631,095
Hillenbrand, Inc.(a)	5,050,735	240,061,435
John Bean Technologies Corp.(a)	2,319,037	253,447,554
Kennametal, Inc.(a)	5,869,193	161,872,343
Lindsay Corp.(a)(c)	800,100	120,919,113
Mueller Industries, Inc.(a)(c)	4,139,447	304,166,566
Proto Labs, Inc.(a)(b)(c)	1,975,889	65,500,720
SPX Technologies, Inc.(a)(b)(c)	3,288,717	232,117,646

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Standex International Corp.(a)	868,067	$106,286,124
Tennant Co.(a)(c)	1,351,295	92,604,246
Titan International, Inc.(a)(b)(c)	3,709,063	38,870,980
Trinity Industries, Inc.(a)	5,932,852	144,524,275
Wabash National Corp.(a)	3,473,963	85,424,750

		3,576,591,418

Marine Transportation — 0.3%
Matson, Inc.(a)(c)	2,753,727	164,314,890

Media — 0.4%
AMC Networks, Inc., Class A(a)(b)	2,028,379	35,658,903
EW Scripps Co., Class A, NVS(a)(b)(c)	4,223,432	39,742,495
Gannett Co., Inc.(a)(b)(c)	10,708,383	20,024,676
Scholastic Corp., NVS(a)	2,156,368	73,790,913
TechTarget, Inc.(a)(b)(c)	1,940,097	70,076,304
Thryv Holdings, Inc.(a)(b)(c)	2,229,412	51,410,241

		290,703,532

Metals & Mining — 2.1%
Arconic Corp.(a)(b)(c)	7,403,233	194,186,802
ATI, Inc.(a)(b)(c)	9,421,069	371,755,383
Carpenter Technology Corp.(a)	3,526,815	157,860,239
Century Aluminum Co.(b)(c)	3,701,693	37,016,930
Compass Minerals International, Inc.(a)	2,485,628	85,232,184
Haynes International, Inc.(a)(c)	919,330	46,049,240
Kaiser Aluminum Corp.(a)	1,161,561	86,687,297
Materion Corp.(a)(c)	1,492,687	173,151,692
Olympic Steel, Inc.(a)	692,690	36,165,345
SunCoke Energy, Inc.(a)	6,077,667	54,577,450
TimkenSteel Corp.(a)(b)(c)	2,883,789	52,888,690
Tredegar Corp.(a)	1,820,805	16,623,950
Warrior Met Coal, Inc.	2,470,246	90,682,731

		1,402,877,933

Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Apollo Commercial Real Estate Finance, Inc.(a)	9,470,207	88,167,627
ARMOUR Residential REIT, Inc.(a)	11,870,452	62,319,873
Ellington Financial, Inc.(a)	4,606,520	56,245,609
Franklin BSP Realty Trust, Inc.(a)	6,006,880	71,662,078
Invesco Mortgage Capital, Inc.(a)	2,568,921	28,489,334
KKR Real Estate Finance Trust, Inc.(a)	4,229,012	48,168,447
New York Mortgage Trust, Inc.(a)(c)	6,967,441	69,395,712
PennyMac Mortgage Investment Trust(a)	6,461,543	79,670,825
Ready Capital Corp.(a)	7,166,679	72,885,125
Redwood Trust, Inc.(a)	8,245,868	55,577,150
Two Harbors Investment Corp.(a)	7,016,686	103,215,451

		735,797,231

Multi-Utilities — 0.4%
Avista Corp.(a)	5,307,363	225,297,559
Unitil Corp.(a)	1,168,382	66,644,509

		291,942,068

Office REITs — 0.7%
Brandywine Realty Trust(a)	12,505,353	59,150,320
Easterly Government Properties, Inc.(a)(c)	6,284,213	86,345,087
Hudson Pacific Properties, Inc.(a)	9,353,401	62,200,117
JBG SMITH Properties(a)	7,214,172	108,645,430
Office Properties Income Trust(a)	3,538,732	43,526,404
Orion Office REIT, Inc.(a)	4,098,401	27,459,287
SL Green Realty Corp.(a)	3,526,164	82,935,377

		470,262,022

Oil, Gas & Consumable Fuels — 2.5%
Callon Petroleum Co.(a)(b)(c)	3,726,637	124,618,741

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Civitas Resources, Inc.	3,778,628	$258,231,438
Comstock Resources, Inc.(c)	6,654,000	71,796,660
CONSOL Energy, Inc.(a)	2,380,446	138,708,588
CVR Energy, Inc.	2,127,057	69,724,928
Dorian LPG Ltd.(a)	2,322,733	46,315,296
Green Plains, Inc.(a)(b)(c)	3,655,598	113,286,982
Northern Oil & Gas, Inc.(a)	5,392,658	163,667,170
Par Pacific Holdings, Inc.(b)(c)	2,888,579	84,346,507
Ranger Oil Corp., Class A(a)(c)	1,389,341	56,740,686
REX American Resources Corp.(a)(b)(c)	1,107,355	31,659,279
SM Energy Co.(a)(c)	8,951,013	252,060,526
Talos Energy, Inc.(b)(c)	4,752,977	70,534,179
Vital Energy, Inc.(a)(b)(c)	1,221,732	55,637,675
World Fuel Services Corp.(a)	4,500,543	114,988,874

		1,652,317,529

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)(b)(c)	1,221,354	40,817,651
Mercer International, Inc.	2,920,751	28,550,341
Sylvamo Corp.(a)	2,322,212	107,425,527

		176,793,519

Passenger Airlines — 0.4%
Allegiant Travel Co.(a)(b)(c)	1,136,531	104,538,121
Hawaiian Holdings, Inc.(a)(b)(c)	3,720,289	34,077,847
SkyWest, Inc.(a)(b)	3,676,480	81,507,562
Sun Country Airlines Holdings, Inc.(b)(c)	2,373,457	48,655,869

		268,779,399

Personal Care Products — 1.4%
Edgewell Personal Care Co.(a)	3,738,555	158,589,503
elf Beauty, Inc.(a)(b)	3,685,577	303,507,266
Inter Parfums, Inc.	1,301,113	185,070,313
Medifast, Inc.(a)	796,210	82,543,091
Nu Skin Enterprises, Inc., Class A(a)	3,601,878	141,589,824
USANA Health Sciences, Inc.(b)(c)	809,397	50,911,071

		922,211,068

Pharmaceuticals — 1.7%
Amphastar Pharmaceuticals, Inc.(a)(b)(c)	2,739,841	102,744,038
ANI Pharmaceuticals, Inc.(a)(b)(c)	890,241	35,360,373
Cara Therapeutics, Inc.(a)(b)(c)	3,266,135	16,036,723
Collegium Pharmaceutical, Inc.(a)(b)(c)	2,446,234	58,685,154
Corcept Therapeutics, Inc.(a)(b)(c)	6,965,943	150,882,325
Harmony Biosciences Holdings, Inc.(b)(c)	2,155,200	70,367,280
Innoviva, Inc.(a)(b)(c)	4,563,339	51,337,564
Ligand Pharmaceuticals, Inc.(a)(b)(c)	1,169,457	86,025,257
Nektar Therapeutics(a)(b)(c)	14,092,889	9,905,892
Pacira BioSciences, Inc.(a)(b)(c)	3,343,934	136,465,947
Phibro Animal Health Corp., Class A(a)	1,471,681	22,546,153
Prestige Consumer Healthcare, Inc.(a)(b)(c)	3,621,865	226,837,405
Supernus Pharmaceuticals, Inc.(a)(b)(c)	3,939,911	142,742,976

		1,109,937,087

Professional Services — 1.2%
CSG Systems International, Inc.(a)	2,186,343	117,406,619
Forrester Research, Inc.(b)(c)	813,515	26,317,210
Heidrick & Struggles International, Inc.(a)	1,447,167	43,935,990
Kelly Services, Inc., Class A, NVS	2,520,454	41,814,332
Korn Ferry(a)	3,842,025	198,786,374
NV5 Global, Inc.(a)(b)(c)	904,619	94,053,237
Resources Connection, Inc.(a)	2,328,185	39,718,836
TrueBlue, Inc.(a)(b)(c)	2,384,057	42,436,215

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
TTEC Holdings, Inc.	1,372,533	$51,099,404
Verra Mobility Corp., Class A(a)(b)(c)	10,159,371	171,896,557

		827,464,774

Real Estate Management & Development — 0.7%
Anywhere Real Estate, Inc.(a)(b)(c)	8,313,853	43,897,144
Cushman & Wakefield PLC(b)(c)	8,981,723	94,667,360
Douglas Elliman, Inc.(a)	5,044,597	15,688,697
Kennedy-Wilson Holdings, Inc.(a)	8,536,148	141,614,695
Marcus & Millichap, Inc.(c)	1,858,376	59,672,453
RE/MAX Holdings, Inc., Class A(a)	1,367,991	25,663,511
St. Joe Co.(c)	2,458,996	102,318,824

		483,522,684

Residential REITs — 0.5%
Centerspace(a)	1,097,987	59,983,030
Elme Communities(a)	6,373,950	113,838,747
NexPoint Residential Trust, Inc.(a)	1,370,673	59,857,290
Veris Residential, Inc.(a)(b)	5,774,150	84,533,556

		318,212,623

Retail REITs — 1.3%
Acadia Realty Trust(a)	6,879,130	95,963,864
Getty Realty Corp.(a)(c)	2,962,711	106,746,477
Retail Opportunity Investments Corp.(a)	9,116,025	127,259,709
RPT Realty(a)	6,257,928	59,512,895
Saul Centers, Inc.	933,729	36,415,431
SITE Centers Corp.	9,273,175	113,874,589
Tanger Factory Outlet Centers, Inc.(a)	7,605,109	149,288,290
Urban Edge Properties(a)(c)	8,536,716	128,562,943
Urstadt Biddle Properties, Inc., Class A(a)(c)	1,947,702	34,221,124
Whitestone REIT(a)	3,359,402	30,906,498

		882,751,820

Semiconductors & Semiconductor Equipment — 4.1%
Alpha & Omega Semiconductor Ltd.(a)(b)(c)	1,630,800	43,950,060
Axcelis Technologies, Inc.(a)(b)(c)	2,385,852	317,914,779
CEVA, Inc.(a)(b)(c)	1,689,596	51,414,406
Cohu, Inc.(a)(b)(c)	3,471,278	133,262,362
Diodes, Inc.(a)(b)(c)	3,311,198	307,146,726
FormFactor, Inc.(a)(b)(c)	5,614,111	178,809,435
Ichor Holdings Ltd.(a)(b)(c)	2,103,036	68,853,399
Kulicke & Soffa Industries, Inc.(a)(c)	4,125,732	217,384,819
MaxLinear, Inc.(a)(b)(c)	5,272,494	185,644,514
Onto Innovation, Inc.(a)(b)(c)	3,604,573	316,769,875
PDF Solutions, Inc.(a)(b)(c)	2,151,966	91,243,358
Photronics, Inc.(a)(b)(c)	4,485,956	74,377,150
Rambus, Inc.(a)(b)(c)	7,824,230	401,070,030
Semtech Corp.(a)(b)(c)	4,646,651	112,170,155
SMART Global Holdings, Inc.(a)(b)(c)	3,575,268	61,637,620
Ultra Clean Holdings, Inc.(a)(b)(c)	3,306,718	109,650,769
Veeco Instruments, Inc.(a)(b)(c)	3,736,621	78,954,802

		2,750,254,259

Software — 2.8%
8x8, Inc.(a)(b)(c)	8,237,171	34,349,003
A10 Networks, Inc.(a)	4,674,392	72,406,332
Adeia, Inc.(a)	7,007,031	62,082,295
Agilysys, Inc.(a)(b)(c)	1,451,355	119,751,301
Alarm.com Holdings, Inc.(a)(b)(c)	3,637,926	182,914,919
Cerence, Inc.(a)(b)(c)	2,922,879	82,103,671
Consensus Cloud Solutions, Inc.(a)(b)(c)	1,283,344	43,749,197
Digital Turbine, Inc.(a)(b)(c)	6,559,083	81,070,266
DoubleVerify Holdings, Inc.(b)(c)	6,358,731	191,715,740
Ebix, Inc.(a)(c)	1,714,112	22,609,137

Security	Shares	Value

Software (continued)
InterDigital, Inc.(a)(c)	1,957,466	$142,699,271
LivePerson, Inc.(a)(b)(c)	5,069,307	22,355,644
LiveRamp Holdings, Inc.(a)(b)	4,715,966	103,421,134
N-able, Inc.(b)	4,864,706	64,214,119
OneSpan, Inc.(a)(b)(c)	2,565,332	44,893,310
Progress Software Corp.(a)(c)	3,159,351	181,504,715
SPS Commerce, Inc.(a)(b)(c)	2,623,723	399,593,013
Xperi, Inc.(a)(b)(c)	3,040,967	33,237,769

		1,884,670,836

Specialized REITs — 0.7%
Four Corners Property Trust, Inc.(a)	6,099,726	163,838,640
Outfront Media, Inc.(a)	9,887,688	160,477,176
Safehold, Inc.(c)	2,923,529	85,864,036
Uniti Group, Inc.(a)	17,283,393	61,356,045

		471,535,897

Specialty Retail — 4.7%
Aaron’s Co., Inc.(a)	2,309,643	22,311,151
Abercrombie & Fitch Co., Class A(a)(b)(c)	3,561,007	98,817,944
Academy Sports & Outdoors, Inc.(a)(c)	5,688,621	371,182,519
American Eagle Outfitters, Inc.(a)	12,703,197	170,730,968
America’s Car-Mart, Inc.(a)(b)(c)	419,486	33,227,486
Asbury Automotive Group, Inc.(a)(b)(c)	1,610,911	338,291,310
Boot Barn Holdings, Inc.(a)(b)(c)	2,173,103	166,546,614
Buckle, Inc.	2,147,447	76,642,383
Caleres, Inc.(a)(c)	2,595,140	56,132,878
Chico’s FAS, Inc.(a)(b)(c)	9,089,694	49,993,317
Children’s Place, Inc.(a)(b)(c)	890,986	35,862,187
Designer Brands, Inc., Class A(a)(c)	3,665,806	32,039,144
Genesco, Inc.(a)(b)(c)	872,907	32,192,810
Group 1 Automotive, Inc.(a)(c)	1,061,213	240,279,848
Guess?, Inc.(c)	2,216,815	43,139,220
Haverty Furniture Cos., Inc.(a)	957,319	30,548,049
Hibbett, Inc.(a)(c)	927,421	54,699,291
Leslie’s, Inc.(a)(b)(c)	10,821,303	119,142,546
MarineMax, Inc.(a)(b)(c)	1,592,394	45,781,328
Monro, Inc.(a)(c)	2,282,040	112,801,237
National Vision Holdings, Inc.(a)(b)(c)	5,735,145	108,050,132
ODP Corp.(a)(b)(c)	2,938,114	132,156,368
PetMed Express, Inc.(a)	1,525,680	24,777,043
Sally Beauty Holdings, Inc.(a)(b)(c)	7,801,684	121,550,237
Shoe Carnival, Inc.(c)	1,227,489	31,485,093
Signet Jewelers Ltd.(a)(c)	3,312,064	257,612,338
Sleep Number Corp.(a)(b)(c)	1,603,114	48,750,697
Sonic Automotive, Inc., Class A(a)	1,216,306	66,094,068
Upbound Group, Inc.(a)	3,650,830	89,481,843
Urban Outfitters, Inc.(b)(c)	4,366,392	121,036,386
Zumiez, Inc.(a)(b)(c)	1,128,386	20,807,438

		3,152,163,873

Technology Hardware, Storage & Peripherals — 0.2%
Avid Technology, Inc.(a)(b)(c)	2,412,724	77,158,914
Corsair Gaming, Inc.(b)(c)	2,930,154	53,768,326

		130,927,240

Textiles, Apparel & Luxury Goods — 1.2%
G-III Apparel Group Ltd.(a)(b)(c)	3,114,235	48,426,354
Hanesbrands, Inc.(a)	25,466,137	133,951,881
Kontoor Brands, Inc.(a)	3,598,072	174,110,704
Movado Group, Inc.(a)	1,144,431	32,925,280
Oxford Industries, Inc.(a)	1,080,262	114,064,865

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Steven Madden Ltd.(a)	5,336,227	$192,104,172
Wolverine World Wide, Inc.(a)	5,723,277	97,581,873

		793,165,129

Tobacco — 0.3%
Universal Corp.(a)	1,784,417	94,377,815
Vector Group Ltd.(a)	9,563,830	114,861,598

		209,239,413

Trading Companies & Distributors — 1.5%
Applied Industrial Technologies, Inc.(a)	2,809,934	399,375,919
Boise Cascade Co.(a)	2,875,284	181,861,713
DXP Enterprises, Inc.(a)(b)(c)	1,140,717	30,708,102
GMS, Inc.(a)(b)(c)	3,033,684	175,619,967
NOW, Inc.(a)(b)	8,047,443	89,728,989
Veritiv Corp.(a)(c)	980,143	132,456,525

		1,009,751,215

Water Utilities — 1.1%
American States Water Co.(a)(c)	2,694,199	239,487,349
California Water Service Group(a)(c)	3,996,261	232,582,390
Middlesex Water Co.(a)	1,154,264	90,171,104
SJW Group(a)(c)	1,939,932	147,687,023

		709,927,866

Wireless Telecommunication Services — 0.3%
Gogo, Inc.(b)(c)	4,716,168	68,384,436
Shenandoah Telecommunications Co.(a)(c)	3,638,133	69,197,290
Telephone & Data Systems, Inc.(a)	7,252,345	76,222,146

		213,803,872

Total Long-Term Investments — 98.0% (Cost: $62,632,365,862)		65,397,157,378

Security	Shares	Value

Short-Term Securities

Money Market Funds — 8.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(a)(e)(f)	4,008,224,675	$4,009,427,142
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(a)(e)	1,360,595,186	1,360,595,186

Total Short-Term Securities — 8.0% (Cost: $5,368,330,986)		5,370,022,328

Total Investments — 106.0% (Cost: $68,000,696,848)		70,767,179,706

Liabilities in Excess of Other Assets — (6.0)%		(4,010,353,638)

Net Assets — 100.0%		$66,756,826,068

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
3D Systems Corp.	$152,404,409	$24,662,984	$(19,480,285)	$(11,227,169)	$(44,177,521)	$102,182,418	9,531,942	$—	$—
8x8, Inc.	106,604,327	11,767,591	(12,723,576)	(30,574,050)	(40,725,289)	34,349,003	8,237,171	—	—
A10 Networks, Inc.	—	86,781,273	(38,928,595)	21,173,542	3,380,112	72,406,332	4,674,392	585,505	—
AAON, Inc.	165,097,728	44,845,794	(40,417,189)	9,842,014	116,856,552	296,224,899	3,063,656	1,687,373	—
AAR Corp.	115,530,346	25,837,586	(26,266,391)	4,598,418	10,430,212	130,130,171	2,385,521	—	—
Aaron’s Co., Inc.	45,249,919	6,443,087	(5,879,674)	(1,132,941)	(22,369,240)	22,311,151	2,309,643	1,055,697	—
Abercrombie & Fitch Co., Class A	129,296,574	19,848,577	(30,567,385)	(2,198,429)	(17,561,393)	98,817,944	3,561,007	—	—
ABM Industries, Inc.	222,000,552	48,632,477	(47,797,854)	4,298,724	(10,949,759)	216,184,140	4,810,506	3,888,432	—
Academy Sports & Outdoors, Inc.	247,233,030	61,399,958	(92,958,501)	11,206,490	144,301,542	371,182,519	5,688,621	1,891,899	—
Acadia Realty Trust	137,120,154	15,195,178	(7,019,605)	1,222,829	(50,554,692)	95,963,864	6,879,130	4,879,964	—
Addus HomeCare Corp.	106,333,341	25,381,144	(21,779,949)	1,671,593	13,413,461	125,019,590	1,171,034	—	—
Adeia, Inc.(a)	115,255,905	82,872,361	(160,716,178)	721,219	23,948,988	62,082,295	7,007,031	1,356,882	—
Adtalem Global Education, Inc.	105,883,558	28,909,504	(34,876,964)	(1,070,211)	29,080,430	127,926,317	3,312,437	—	—
ADTRAN Holdings, Inc.	64,475,720	62,658,835	(27,099,355)	(810,701)	(17,787,523)	81,436,976	5,134,740	1,787,579	—
Advanced Energy Industries, Inc.	232,148,377	51,281,270	(48,584,909)	9,017,805	22,818,487	266,681,030	2,721,235	1,103,075	—
AdvanSix, Inc.	103,129,764	18,373,211	(18,753,755)	3,805,480	(29,898,397)	76,656,303	2,003,039	1,159,906	—

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Aerojet Rocketdyne Holdings, Inc.	$210,898,884	$62,588,133	$(56,504,377)	$13,578,054	$79,369,807	$309,930,501	5,517,723	$—	$—
AeroVironment, Inc.	155,389,744	44,558,234	(28,421,745)	9,246,380	(13,096,043)	167,676,570	1,829,332	—	—
Agilysys, Inc.	55,832,998	19,684,622	(16,669,235)	7,384,983	53,517,933	119,751,301	1,451,355	—	—
Agree Realty Corp.(b)	338,698,786	154,634,325	(539,404,770)	55,502,755	(9,431,096)	—	—	12,347,293	—
Alamo Group, Inc.	102,110,887	25,382,731	(20,752,847)	5,282,379	26,100,349	138,123,499	750,019	558,384	—
Alarm.com Holdings, Inc.	219,126,130	61,863,054	(36,756,730)	421,277	(61,738,812)	182,914,919	3,637,926	—	—
Albany International Corp., Class A	195,263,787	45,802,941	(48,114,029)	7,680,594	1,666,576	202,299,869	2,263,875	2,137,028	—
Alexander & Baldwin, Inc.	120,333,884	22,078,056	(20,280,445)	(990,277)	(21,510,612)	99,630,606	5,268,673	4,595,907	—
Allegiance Bancshares, Inc.(c)	59,587,214	1,191,015	(1,714,036)	(240,815)	(14,481,640)	N/A	N/A	374,576	—
Allegiant Travel Co.	176,482,366	28,135,547	(22,500,888)	(8,585,147)	(68,993,757)	104,538,121	1,136,531	—	—
Alpha & Omega Semiconductor Ltd.	—	74,656,037	(20,008,320)	9,499,187	(20,196,844)	43,950,060	1,630,800	—	—
AMC Networks, Inc., Class A	84,999,626	15,358,452	(15,557,823)	(6,543,847)	(42,597,505)	35,658,903	2,028,379	—	—
American Assets Trust, Inc.	143,001,293	11,882,786	(12,371,095)	(569,277)	(71,188,643)	70,755,064	3,806,082	4,952,409	—
American Axle & Manufacturing Holdings, Inc.	63,354,402	17,679,019	(14,898,379)	(6,193,534)	5,247,898	65,189,406	8,346,915	—	—
American Eagle Outfitters, Inc.	—	161,173,977	(16,807,269)	(313,181)	26,677,441	170,730,968	12,703,197	—	—
American Equity Investment Life Holding Co.	235,483,048	49,749,323	(77,744,401)	5,623,606	(28,479,328)	184,632,248	5,059,804	1,902,706	—
American Public Education, Inc.(b)	28,333,714	2,755,480	(13,022,878)	(30,408,883)	12,342,567	—	—	—	—
American States Water Co.	235,397,633	52,600,483	(47,081,714)	10,480,384	(11,909,437)	239,487,349	2,694,199	4,247,935	—
American Vanguard Corp.	38,992,028	13,351,380	(11,014,973)	1,431,252	1,572,344	44,332,031	2,026,144	222,639	—
American Woodmark Corp.	58,267,437	15,250,232	(13,999,614)	(4,704,625)	8,251,359	63,064,789	1,211,154	—	—
America’s Car-Mart, Inc.	34,900,525	9,448,035	(9,269,577)	(3,056,013)	1,204,516	33,227,486	419,486	—	—
Ameris Bancorp	205,685,482	12,353,637	(8,951,488)	(1,988,069)	(33,285,412)	173,814,150	4,751,617	2,828,491	—
AMERISAFE, Inc.	68,577,780	18,761,911	(17,388,388)	(1,269,439)	(357,797)	68,324,067	1,395,793	7,682,001	—
AMN Healthcare Services, Inc.	353,146,095	76,971,591	(92,599,911)	12,930,004	(88,744,902)	261,702,877	3,154,567	—	—
Amphastar Pharmaceuticals, Inc.	94,656,884	22,616,892	(19,129,884)	4,145,405	454,741	102,744,038	2,739,841	—	—
Andersons, Inc.	109,438,184	21,830,262	(19,021,154)	2,476,072	(21,260,871)	93,462,493	2,261,919	1,662,052	—
AngioDynamics, Inc.	59,765,035	12,919,169	(10,674,241)	(1,369,948)	(31,155,732)	29,484,283	2,851,478	—	—
ANI Pharmaceuticals, Inc.	25,597,584	7,637,563	(8,360,800)	(2,415,811)	12,901,837	35,360,373	890,241	—	—
Anika Therapeutics, Inc.	26,046,427	6,425,293	(5,779,803)	(1,642,180)	5,527,987	30,577,724	1,064,684	—	—
Anywhere Real Estate, Inc.(d)	130,770,667	20,489,257	(19,048,491)	(7,300,539)	(81,013,750)	43,897,144	8,313,853	—	—
Apogee Enterprises, Inc.	84,458,297	17,698,554	(23,069,440)	(575,155)	(8,704,939)	69,807,317	1,614,042	1,491,824	—
Apollo Commercial Real Estate Finance, Inc.	131,414,687	23,099,636	(33,427,342)	(6,668,246)	(26,251,108)	88,167,627	9,470,207	13,212,500	—
Apollo Medical Holdings, Inc.(c)	—	28,747,362	(41,852,212)	9,472,847	—	N/A	N/A	—	—
Applied Industrial Technologies, Inc.	282,658,706	69,869,998	(64,089,898)	16,236,890	94,700,223	399,375,919	2,809,934	3,888,544	—
ArcBest Corp.	143,182,130	33,295,412	(33,239,385)	7,562,075	12,021,073	162,821,305	1,761,754	870,197	—
Archrock, Inc.	88,793,680	24,175,239	(31,321,180)	661,753	12,706,025	95,015,517	9,725,232	2,836,469	—

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
Arconic Corp.	$195,119,102	$32,892,803		$(35,328,069)	$1,597,707	$(94,741)	$194,186,802	7,403,233	$—		$—
Arcosa, Inc.	198,075,840	42,982,430		(40,189,854)	9,612,960	11,614,894	222,096,270	3,519,193	701,072		—
Arcus Biosciences, Inc.	—	146,007,948		(22,995,254)	2,951,290	(56,650,434)	69,313,550	3,800,085	—		—
Arlo Technologies, Inc.	53,460,460	10,117,741		(7,510,145)	(242,606)	(16,759,896)	39,065,554	6,446,461	—		—
Armada Hoffler Properties, Inc.	70,086,380	16,197,943		(16,629,053)	(1,230,678)	(10,176,385)	58,248,207	4,932,109	2,953,496		—
ARMOUR Residential REIT, Inc.	53,925,690	47,282,573		(32,735,236)	(5,681,406)	(471,748)	62,319,873	11,870,452	5,282,344		—
Artivion, Inc.	60,418,875	12,329,107		(9,951,756)	(2,773,688)	(21,527,441)	38,495,097	2,938,557	—		—
Asbury Automotive Group, Inc.	265,364,091	62,255,621		(68,435,225)	16,639,812	62,467,011	338,291,310	1,610,911	—		—
Assured Guaranty Ltd.	318,170,834	41,988,544		(90,349,449)	9,683,149	(60,094,187)	219,398,891	4,364,410	4,863,472		—
Astec Industries, Inc.	69,718,136	18,126,708		(15,704,104)	(4,055,621)	179,424	68,264,543	1,654,898	846,534		—
ATI, Inc.(e)	244,513,581	69,679,893		(60,450,699)	17,173,459	100,839,149	371,755,383	9,421,069	—		—
Atlantic Union Bankshares Corp.	—	160,269,742		—	—	467,981	160,737,723	4,585,955	—		—
Atlas Air Worldwide Holdings, Inc.(b)	166,773,819	42,122,389		(240,052,009)	89,824,991	(58,669,190)	—	—	—		—
ATN International, Inc.(c)	—	8,028,245		(24,607,848)	15,176,156	—	N/A	N/A	463,707		—
Avanos Medical, Inc.	115,498,754	22,157,026		(23,245,733)	(5,842,420)	(8,071,646)	100,495,981	3,379,152	—		—
Avantax, Inc.(f)	68,374,913	20,435,701		(36,525,939)	2,829,652	21,235,150	76,349,477	2,900,816	—		—
Avid Bioservices, Inc.	89,677,316	18,495,816		(15,476,258)	(5,171,043)	(2,590,419)	84,935,412	4,527,474	—		—
Avid Technology, Inc.	—	79,174,939		(12,573,677)	(555,562)	11,113,214	77,158,914	2,412,724	—		—
Avista Corp.	227,402,896	17,823,617		(6,971,692)	(1,248,856)	(11,708,406)	225,297,559	5,307,363	9,214,387		—
Axcelis Technologies, Inc.	179,950,376	41,442,034		(43,908,344)	13,793,707	126,637,006	317,914,779	2,385,852	—		—
Axos Financial, Inc.	173,668,573	25,618,459		(18,541,445)	157,102	(37,307,702)	143,594,987	3,889,355	—		—
AZZ, Inc.	85,248,715	18,653,608		(16,496,162)	(1,588,271)	(11,220,297)	74,597,593	1,808,865	1,225,359		—
B&G Foods, Inc.	125,617,072	38,558,129		(36,640,710)	(3,011,858)	(43,649,366)	80,873,267	5,207,551	2,283,632		—
Badger Meter, Inc.	208,791,145	46,765,888		(42,683,031)	12,677,695	34,005,913	259,557,610	2,130,665	1,886,157		—
Balchem Corp.	316,937,446	64,726,216		(58,953,764)	5,878,853	(32,769,992)	295,818,759	2,338,858	1,691,144		—
Banc of California, Inc.	75,436,879	11,424,864		(9,106,841)	(140,271)	(27,484,068)	50,130,563	4,000,843	1,122,541		—
Bancorp, Inc.	112,651,582	1,191,754		(783,852)	(491,079)	(1,659,512)	110,908,893	3,982,366	—		—
BankUnited, Inc.	243,143,815	9,501,842		(19,441,242)	3,516,486	(118,007,477)	118,713,424	5,257,459	5,457,772		—
Banner Corp.	130,580,723	11,143,078		—	—	(10,668,396)	131,055,405	2,410,436	4,175,687		—
Barnes Group, Inc.	133,984,216	36,726,133		(24,863,435)	(2,935,009)	5,544,788	148,456,693	3,685,618	2,291,250		—
Bed Bath & Beyond, Inc.(b)	155,271,105	8,995,978		(25,699,438)	(53,283,154)	(85,284,491)	—	—	—		—
Benchmark Electronics, Inc.	63,315,343	16,420,802		(15,033,162)	(390,181)	(3,593,508)	60,719,294	2,563,077	1,682,249		—
Berkshire Hills Bancorp, Inc.	92,929,531	—		(3,082,907)	(1,914,274)	(10,457,230)	77,475,120	3,091,585	1,868,895		—
Big Lots, Inc.	75,631,586	10,841,890		(12,433,659)	(7,830,164)	(43,241,384)	22,968,269	2,095,645	2,590,058		—
BioLife Solutions, Inc.	48,785,285	16,629,644		(8,660,439)	(4,683,407)	1,996,546	54,067,629	2,485,868	—		—
BJ’s Restaurants, Inc.	47,205,475	11,207,975		(10,375,001)	(2,597,118)	4,088,248	49,529,579	1,699,711	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,943,104,221	1,064,562,774	(g)	—	(66,802)	1,826,949	4,009,427,142	4,008,224,675	12,809,798	(h)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,155,360,000	205,235,186	(g)	—	—	—	1,360,595,186	1,360,595,186	29,490,764		976
Bloomin’ Brands, Inc.	127,477,631	42,790,274		(31,124,369)	354,190	24,635,726	164,133,452	6,398,965	4,176,864		—
Boise Cascade Co.	195,603,483	44,434,679		(39,554,565)	9,440,188	(28,062,072)	181,861,713	2,875,284	11,387,967		—
Boot Barn Holdings, Inc.	201,268,176	35,619,541		(31,897,503)	3,946,378	(42,389,978)	166,546,614	2,173,103	—		—
Bottomline Technologies DE, Inc.(b)	156,807,601	2,758,945		(160,448,424)	42,629,208	(41,747,330)	—	—	—		—
Brandywine Realty Trust	173,075,481	20,383,894		(17,326,310)	(4,632,236)	(112,350,509)	59,150,320	12,505,353	9,453,974		—
Brightsphere Investment Group, Inc.	60,793,028	12,640,074		(15,100,322)	2,003,073	(4,808,372)	55,527,481	2,354,855	97,722		—

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Brinker International, Inc.	$121,764,897	$24,129,039	$(23,516,968)	$(2,984,702)	$2,633,410	$122,025,676	3,211,202	$—	$—
Bristow Group, Inc.	61,342,705	10,639,395	(8,759,598)	(400,902)	(24,410,774)	38,410,826	1,714,769	—	—
Brookline Bancorp, Inc.	80,283,225	11,029,944	—	—	(29,554,101)	61,759,068	5,881,816	2,830,623	—
CalAmp Corp.(b)	18,844,288	1,530,954	(14,677,731)	(23,125,724)	17,428,213	—	—	—	—
Calavo Growers, Inc.	46,121,825	11,709,534	(9,401,590)	(6,203,977)	(5,305,511)	36,920,281	1,283,291	508,739	—
Caleres, Inc.	52,700,056	17,669,337	(19,414,433)	(725,532)	5,903,450	56,132,878	2,595,140	756,468	—
California Water Service Group	223,030,745	52,461,448	(38,052,521)	7,379,000	(12,236,282)	232,582,390	3,996,261	3,997,865	—
Callon Petroleum Co.	199,652,943	45,949,801	(29,272,331)	(2,057,202)	(89,654,470)	124,618,741	3,726,637	—	—
Cal-Maine Foods, Inc.	147,935,153	36,158,991	(31,387,217)	4,379,393	10,936,773	168,023,093	2,759,453	8,586,110	—
Capitol Federal Financial, Inc.	98,848,924	6,782,221	(4,730,341)	(1,615,961)	(37,175,874)	62,108,969	9,228,673	7,634,868	—
Cara Therapeutics, Inc.	36,412,748	9,277,738	(5,789,751)	(3,614,887)	(20,249,125)	16,036,723	3,266,135	—	—
Cardiovascular Systems, Inc.	65,640,819	12,589,768	(10,332,173)	(5,494,751)	(1,685,468)	60,718,195	3,057,311	—	—
CareTrust REIT, Inc.	133,977,821	32,375,443	(30,360,845)	3,632,025	2,381,836	142,006,280	7,252,619	4,542,833	—
Carpenter Technology Corp.	144,959,501	29,528,811	(26,465,769)	3,396,814	6,440,882	157,860,239	3,526,815	2,841,067	—
Cars.com, Inc.	67,090,063	14,642,775	(16,593,949)	(1,967,302)	23,703,561	86,875,148	4,501,303	—	—
Catalyst Pharmaceuticals, Inc.	—	121,608,719	(13,113,755)	(114,886)	7,308,397	115,688,475	6,977,592	—	—
Cato Corp., Class A(b)	19,984,703	2,789,239	(14,592,353)	(11,952,833)	3,771,244	—	—	450,518	—
Cavco Industries, Inc.	146,793,258	32,518,145	(37,894,751)	7,145,157	38,695,400	187,257,209	589,341	—	—
Centerspace	105,322,106	23,129,705	(22,351,283)	(2,841,661)	(43,275,837)	59,983,030	1,097,987	1,868,148	—
Central Garden & Pet Co.	30,929,728	6,637,986	(6,298,255)	716,729	(2,994,256)	28,991,932	706,087	—	—
Central Pacific Financial Corp.	44,570,724	—	—	—	(15,975,170)	28,595,554	1,597,517	1,661,418	—
Century Communities, Inc.	113,868,713	25,418,290	(28,344,920)	1,278,517	19,510,466	131,731,066	2,060,874	1,770,687	—
Cerence, Inc.	101,172,885	17,320,760	(14,095,234)	(1,793,628)	(20,501,112)	82,103,671	2,922,879	—	—
CEVA, Inc.	67,094,410	13,618,939	(11,446,635)	(1,759,948)	(16,092,360)	51,414,406	1,689,596	—	—
Chatham Lodging Trust	48,136,215	10,249,999	(10,699,705)	(2,614,330)	(7,973,255)	37,098,924	3,536,599	502,609	—
Cheesecake Factory, Inc.	138,105,122	27,990,648	(27,822,161)	(3,089,212)	(13,031,922)	122,152,475	3,485,092	3,886,467	—
Chefs’ Warehouse, Inc.	76,019,288	23,356,212	(17,308,764)	3,670,008	(1,463,607)	84,273,137	2,474,982	—	—
Chesapeake Utilities Corp.	159,802,289	—	—	—	(11,333,250)	148,469,039	1,160,005	2,482,411	—
Chico’s FAS, Inc.	42,101,966	10,641,552	(8,590,421)	1,280,044	4,560,176	49,993,317	9,089,694	—	—
Children’s Place, Inc.	48,144,408	10,408,160	(13,423,256)	(10,359,055)	1,091,930	35,862,187	890,986	—	—
Chuy’s Holdings, Inc.	38,410,416	8,301,583	(11,287,162)	(860,937)	12,445,524	47,009,424	1,311,281	—	—
Cinemark Holdings, Inc.	131,621,622	26,167,179	(21,642,612)	(3,595,105)	(17,346,760)	115,204,324	7,789,339	—	—
CIRCOR International, Inc.	38,868,368	7,254,637	(7,478,710)	(3,281,510)	10,810,861	46,173,646	1,483,729	—	—
City Holding Co.	77,952,035	2,923,573	—	—	12,040,013	92,915,621	1,022,399	2,476,903	—
Civitas Resources, Inc.(c)	308,128,260	59,164,817	(145,572,223)	25,443,471	(70,286,984)	N/A	N/A	32,346,766	—
Clearfield, Inc.	—	107,326,557	(7,097,010)	(200,130)	(57,153,971)	42,875,446	920,469	—	—
Clearwater Paper Corp.	33,601,467	10,985,514	(9,729,228)	147,864	5,812,034	40,817,651	1,221,354	—	—
Cogent Communications Holdings, Inc.	201,346,904	47,527,534	(59,329,294)	7,701,664	1,208,813	198,455,621	3,114,495	5,528,743	—
Coherus Biosciences, Inc.	59,117,394	9,614,736	(8,220,138)	(4,439,144)	(23,901,701)	32,171,147	4,703,384	—	—
Cohu, Inc.	103,114,057	24,414,264	(24,857,247)	3,460,686	27,130,602	133,262,362	3,471,278	—	—
Collegium Pharmaceutical, Inc.	50,377,440	11,718,696	(12,110,084)	(1,119,421)	9,818,523	58,685,154	2,446,234	—	—
Columbia Banking
System, Inc.(b)	169,115,195	10,183,552	(165,475,980)	(37,652,919)	23,830,152	—	—	6,562,672	—
Comfort Systems U.S.A., Inc.	229,414,018	61,123,173	(59,595,472)	19,307,551	129,722,852	379,972,122	2,603,262	1,610,062	—

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Community Bank System, Inc.	$251,364,076	$7,381,735	$—	$—	$(64,450,402)	$194,295,409	3,701,570	$6,426,012	$—
Community Health Systems, Inc.	105,476,808	10,552,850	(9,947,332)	(4,919,684)	(56,546,388)	44,616,254	9,105,358	—	—
Community Healthcare Trust, Inc.	70,949,649	15,215,811	(15,189,012)	514,535	(8,744,785)	62,746,198	1,714,377	2,845,969	—
Compass Minerals International, Inc.	153,003,847	24,701,894	(22,095,599)	(4,560,191)	(65,817,767)	85,232,184	2,485,628	1,513,731	—
Computer Programs & Systems, Inc.	36,313,263	7,673,914	(7,919,233)	(708,439)	(4,265,857)	31,093,648	1,029,591	—	—
Comtech Telecommunications Corp.	29,701,641	5,191,502	(3,925,696)	(1,131,720)	(4,751,377)	25,084,350	2,009,964	784,087	—
CONMED Corp.	311,068,602	54,123,580	(41,909,953)	5,319,254	(98,153,384)	230,448,099	2,218,834	1,764,178	—
Conn’s, Inc.(b)	21,217,289	2,068,769	(11,358,214)	(19,041,743)	7,113,899	—	—	—	—
Consensus Cloud Solutions, Inc.	68,526,794	20,266,303	(11,443,027)	(2,383,468)	(31,217,405)	43,749,197	1,283,344	—	—
CONSOL Energy, Inc.	85,687,461	32,392,344	(25,127,720)	11,565,676	34,190,827	138,708,588	2,380,446	7,645,868	—
Corcept Therapeutics, Inc.	153,670,670	37,665,270	(30,907,627)	4,044,409	(13,590,397)	150,882,325	6,965,943	—	—
Core Laboratories NV	104,744,833	17,336,189	(15,432,350)	(2,358,129)	(29,574,272)	74,716,271	3,388,493	136,466	—
CoreCivic, Inc.	96,164,194	22,626,812	(24,345,043)	171,471	(17,750,450)	76,866,984	8,355,107	—	—
Covetrus, Inc.(b)	124,128,789	22,527,877	(177,176,728)	43,957,134	(13,437,072)	—	—	—	—
Cracker Barrel Old Country Store, Inc.	—	181,739,606	(2,862,059)	23,171	4,647,800	183,548,518	1,615,744	—	—
Cross Country Healthcare, Inc.	54,819,683	17,909,447	(14,692,065)	2,597,050	(3,012,647)	57,621,468	2,581,607	—	—
CSG Systems International, Inc.	147,766,049	34,220,822	(40,004,801)	2,670,843	(27,246,294)	117,406,619	2,186,343	2,496,713	—
CTS Corp.	81,370,986	21,564,260	(21,250,590)	5,433,912	27,485,495	114,604,063	2,317,106	371,367	—
Customers Bancorp, Inc.	111,384,075	3,407,654	(2,789,620)	(2,654,213)	(69,573,659)	39,774,237	2,147,637	—	—
Cutera, Inc.	80,707,782	17,424,903	(10,716,638)	2,393,038	(59,088,724)	30,720,361	1,300,608	—	—
CVB Financial Corp.	214,747,136	18,492,300	(9,171,606)	(444,909)	(63,834,727)	159,788,194	9,579,628	7,253,683	—
Cytokinetics, Inc.	220,819,914	93,335,286	(47,152,807)	16,525,396	(41,163,948)	242,363,841	6,887,293	—	—
Dave & Buster’s Entertainment, Inc.	136,001,746	35,619,218	(23,900,938)	5,466,103	(40,844,075)	112,342,054	3,053,603	—	—
Deluxe Corp.	92,194,563	16,622,439	(13,297,060)	(6,335,823)	(38,894,791)	50,289,328	3,143,083	3,807,168	—
Designer Brands, Inc., Class A	59,732,195	14,253,783	(22,819,298)	(7,945,571)	(11,181,965)	32,039,144	3,665,806	1,033,628	—
DiamondRock Hospitality Co.	152,168,570	28,690,405	(26,678,626)	(1,257,554)	(29,032,058)	123,890,737	15,238,713	1,851,060	—
Diebold Nixdorf, Inc.(b)	35,237,668	3,054,439	(11,406,395)	(46,947,307)	20,061,595	—	—	—	—
Digi International, Inc.	53,901,058	18,923,432	(15,649,237)	5,232,216	25,313,607	87,721,076	2,604,545	—	—
Digital Turbine, Inc.	—	127,192,250	(16,615,225)	706,781	(30,213,540)	81,070,266	6,559,083	—	—
Dime Community Bancshares, Inc.	80,909,910	17,848,268	(16,206,117)	165,300	(29,446,618)	53,270,743	2,344,663	2,261,868	—
Dine Brands Global, Inc.	96,314,786	20,889,710	(26,968,442)	(2,073,189)	(11,106,227)	77,056,638	1,139,217	2,411,060	—
Diodes, Inc.	280,383,123	56,274,742	(48,945,007)	13,621,000	5,812,868	307,146,726	3,311,198	—	—
Diversified Healthcare Trust(b)	54,951,898	5,350,724	(17,433,181)	(65,405,814)	22,536,373	—	—	344,671	—
DMC Global, Inc.	42,079,172	7,424,049	(7,748,067)	(9,083,218)	(2,970,737)	29,701,199	1,351,898	—	—
Donnelley Financial Solutions, Inc.	69,434,773	18,450,072	(26,867,484)	3,315,927	10,186,036	74,519,324	1,823,772	—	—
Dorian LPG Ltd.(i)	N/A	9,133,531	(5,471,022)	870,142	12,162,250	46,315,296	2,322,733	4,745,964	—
Dorman Products, Inc.	193,436,796	44,453,726	(38,849,049)	2,544,167	(23,800,416)	177,785,224	2,061,039	—	—
Douglas Elliman, Inc.	34,298,451	6,903,546	(4,650,205)	(1,754,488)	(19,108,607)	15,688,697	5,044,597	994,743	—
Dril-Quip, Inc.	94,584,206	16,254,384	(17,577,508)	(2,747,493)	(19,801,088)	70,712,501	2,464,709	—	—
DXP Enterprises, Inc.	33,255,223	8,528,233	(10,214,163)	(2,284,923)	1,423,732	30,708,102	1,140,717	—	—

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Dycom Industries, Inc.	$—	$208,426,936	$(2,896,680)	$(1,135)	$(3,766,283)	$201,762,838	2,154,435	$—	$—
Dynavax Technologies Corp.	—	105,129,901	(25,124,329)	6,619,436	(2,046,268)	84,578,740	8,621,686	—	—
Eagle Bancorp, Inc.	124,915,124	4,226,482	(2,621,675)	(772,938)	(51,165,256)	74,581,737	2,228,316	3,922,326	—
Eagle Pharmaceuticals, Inc.	40,256,354	7,631,017	(8,707,393)	(3,890,995)	(13,699,385)	21,589,598	761,001	—	—
Easterly Government Properties, Inc.	125,341,047	22,507,895	(23,272,478)	(1,116,758)	(37,114,619)	86,345,087	6,284,213	3,883,735	—
Ebix, Inc.	56,751,142	9,324,876	(9,088,725)	(5,477,929)	(28,900,227)	22,609,137	1,714,112	389,237	—
Edgewell Personal Care Co.	141,845,574	34,874,409	(38,441,996)	(2,280,860)	22,592,376	158,589,503	3,738,555	2,329,466	—
eHealth, Inc.(b)	21,176,573	1,910,217	(11,057,983)	(79,595,216)	67,566,409	—	—	—	—
elf Beauty, Inc.	88,757,898	39,561,801	(30,413,617)	6,284,962	199,316,222	303,507,266	3,685,577	—	—
Ellington Financial, Inc.	69,516,047	20,451,884	(13,439,598)	(990,184)	(19,292,540)	56,245,609	4,606,520	5,213,069	—
Elme Communities(j)	154,813,024	33,728,265	(34,107,815)	(3,327,770)	(37,266,957)	113,838,747	6,373,950	2,888,304	—
Embecta Corp.	—	152,676,182	(42,245,220)	16,010,035	(9,201,237)	117,239,760	4,169,266	1,298,433	—
Emergent BioSolutions, Inc.	140,635,920	19,460,106	(22,142,283)	(13,455,412)	(90,955,883)	33,542,448	3,237,688	—	—
Employers Holdings, Inc.	70,663,431	446,514	—	—	1,149,539	72,259,484	1,733,257	5,670,300	—
Enanta Pharmaceuticals, Inc.	92,972,184	20,704,764	(13,530,090)	(1,473,692)	(40,981,664)	57,691,502	1,426,595	—	—
Encore Capital Group, Inc.	111,610,910	27,314,026	(28,822,289)	(49,960)	(24,322,598)	85,730,089	1,699,308	—	—
Encore Wire Corp.	165,403,097	41,876,681	(57,003,606)	13,106,501	84,419,475	247,802,148	1,337,086	82,515	—
Endo International PLC(b)	38,829,938	757,788	(6,841,898)	(106,485,147)	73,739,319	—	—	—	—
Enerpac Tool Group Corp.	94,213,093	23,451,047	(26,145,994)	(908,365)	15,264,358	105,874,139	4,151,927	170,039	—
Enhabit, Inc.	—	91,130,457	(9,437,408)	(2,133,165)	(29,411,260)	50,148,624	3,605,221	—	—
Enova International, Inc.	92,782,239	21,442,532	(26,428,284)	4,140,213	8,872,660	100,809,360	2,268,948	—	—
EnPro Industries, Inc.	144,434,581	33,861,312	(29,668,964)	4,395,011	4,118,957	157,140,897	1,512,570	1,727,643	—
Ensign Group, Inc.	337,254,869	84,055,484	(58,109,264)	26,065,121	(1,654,411)	387,611,799	4,057,063	894,575	—
ePlus, Inc.	107,854,675	23,543,849	(21,115,266)	4,252,775	(18,524,982)	96,011,051	1,957,811	—	—
ESCO Technologies, Inc.	130,009,877	33,428,795	(30,932,332)	2,648,933	44,372,528	179,527,801	1,880,857	750,020	—
Essential Properties Realty Trust, Inc.	220,199,764	79,119,740	(45,142,321)	(664,614)	4,390,845	257,903,414	10,378,407	9,597,829	—
Ethan Allen Interiors, Inc.	41,074,589	10,422,985	(8,184,333)	783,857	1,548,671	45,645,769	1,662,264	2,944,550	—
EVERTEC, Inc.	175,019,955	51,884,844	(33,860,424)	5,365,482	(38,402,153)	160,007,704	4,740,969	924,349	—
EW Scripps Co., Class A, NVS(i)	N/A	14,716,323	(61,448,764)	47,148,440	(30,883,909)	39,742,495	4,223,432	—	—
ExlService Holdings, Inc.(b)	341,620,008	45,177,268	(395,926,948)	182,593,664	(173,463,992)	—	—	—	—
Exponent, Inc.(b)	403,165,884	75,084,866	(438,543,442)	135,033,657	(174,740,965)	—	—	3,716,803	—
Fabrinet	278,453,731	59,706,708	(56,448,124)	14,772,043	20,447,366	316,931,724	2,668,674	—	—
FARO Technologies, Inc.	67,909,750	10,982,364	(8,852,849)	(5,742,074)	(30,852,275)	33,444,916	1,358,997	—	—
FB Financial Corp.	113,334,609	24,889,366	(22,955,572)	414,395	(36,298,728)	79,384,070	2,554,185	1,406,987	—
Federal Signal Corp.	147,847,950	42,709,350	(40,030,477)	10,708,564	78,372,271	239,607,658	4,419,990	1,612,854	—
Ferro Corp.(b)	129,049,292	1,038,682	(131,634,077)	11,490,943	(9,944,840)	—	—	—	—
First BanCorp/Puerto Rico	178,203,187	2,104,640	(12,881,361)	2,831,780	(23,405,063)	146,853,183	12,859,298	6,576,488	—
First Bancorp/Southern Pines NC	102,724,794	19,233,581	(3,252,654)	(873,412)	(16,110,737)	101,721,572	2,863,783	2,244,755	—
First Commonwealth Financial Corp.	93,056,143	15,668,002	—	—	(20,095,063)	88,629,082	7,130,256	2,946,368	—
First Financial Bancorp	140,160,135	10,828,867	—	—	(8,158,623)	142,830,379	6,560,881	5,926,827	—
First Hawaiian, Inc.	254,293,155	55,904,432	(49,549,348)	1,832,828	(71,225,433)	191,255,634	9,270,753	9,808,037	—
Flagstar Bancorp, Inc.(b)	152,382,971	5,672,270	(140,533,253)	12,825,099	(30,347,087)	—	—	10,017,050	—
FormFactor, Inc.	235,326,769	40,940,451	(38,314,853)	3,669,006	(62,811,938)	178,809,435	5,614,111	—	—
Forward Air Corp.	188,702,200	44,541,227	(42,631,291)	8,799,063	9,444,923	208,856,122	1,938,160	1,892,643	—

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Fossil Group, Inc.(b)	$32,867,927	$2,886,111	$(16,614,395)	$(34,896,506)	$15,756,863	$—	—	$—	$—
Four Corners Property Trust, Inc.	149,620,540	44,382,916	(32,210,609)	3,987,541	(1,941,748)	163,838,640	6,099,726	7,791,988	—
Franklin BSP Realty Trust, Inc.	44,145,890	57,254,090	(15,888,429)	(2,300,851)	(11,548,622)	71,662,078	6,006,880	8,563,780	—
Franklin Electric Co., Inc.	231,867,527	53,222,416	(48,440,567)	10,661,351	19,202,681	266,513,408	2,832,236	2,316,077	—
Franklin Street Properties Corp.(b)	40,000,513	5,091,167	(19,177,186)	(45,625,243)	19,710,749	—	—	682,012	—
Frontdoor, Inc.	—	168,532,858	(22,470,095)	(716,554)	19,856,062	165,202,271	5,925,476	—	—
Gannett Co., Inc.	45,945,323	6,026,718	(7,812,889)	(5,913,630)	(18,220,846)	20,024,676	10,708,383	—	—
GCP Applied Technologies, Inc.(b)	120,964,078	17,487,257	(140,670,193)	36,471,313	(34,252,455)	—	—	—	—
Genesco, Inc.	62,518,516	12,409,991	(16,255,350)	(1,028,304)	(25,452,043)	32,192,810	872,907	—	—
Gentherm, Inc.	173,591,392	34,666,127	(31,200,844)	2,995,033	(34,217,525)	145,834,183	2,413,674	—	—
Genworth Financial, Inc., Class A	114,343,065	2,980,583	—	—	38,476,465	155,800,113	31,035,879	—	—
GEO Group, Inc.	53,377,997	9,825,006	(2,946,703)	61,811	11,055,579	71,373,690	9,046,095	—	—
Getty Realty Corp.	80,332,906	9,556,019	(5,991,199)	584,685	22,264,066	106,746,477	2,962,711	4,432,345	—
Gibraltar Industries, Inc.	100,423,328	25,566,318	(27,846,271)	(7,362,607)	18,683,344	109,464,112	2,256,992	—	—
G-III Apparel Group Ltd.	84,612,968	16,004,532	(15,107,924)	(7,200,899)	(29,882,323)	48,426,354	3,114,235	—	—
Glatfelter Corp.(b)	39,207,113	3,243,120	(16,125,248)	(46,153,571)	19,828,586	—	—	436,862	—
Glaukos Corp.	193,909,720	38,819,395	(31,093,647)	(4,149,628)	(23,290,745)	174,195,095	3,476,948	—	—
Global Net Lease, Inc.	116,604,068	30,325,060	(53,312,287)	(1,805,677)	5,189,694	97,000,858	7,542,835	7,724,170	—
GMS, Inc.	153,272,040	36,335,112	(37,767,786)	7,712,065	16,068,536	175,619,967	3,033,684	—	—
Golden Entertainment, Inc.	84,531,744	20,129,633	(14,314,319)	(2,086,265)	(18,675,032)	69,585,761	1,599,305	—	—
Granite Construction, Inc.	107,549,527	26,544,824	(29,190,474)	(1,023,173)	27,043,474	130,924,178	3,187,054	1,665,712	—
Granite Point Mortgage Trust, Inc.(b)	43,005,744	7,762,222	(28,851,319)	(45,002,051)	23,085,404	—	—	947,147	—
Green Dot Corp., Class A	99,087,274	—	(3,246,864)	(6,427,421)	(30,358,646)	59,054,343	3,437,389	—	—
Green Plains, Inc.	85,196,657	31,531,616	—	—	(3,441,291)	113,286,982	3,655,598	—	—
Greenbrier Cos., Inc.	120,280,486	19,229,383	(17,444,525)	(2,385,427)	(43,048,822)	76,631,095	2,382,067	2,586,489	—
Greenhill & Co., Inc.(b)	14,881,274	305,652	(9,420,284)	(8,620,414)	2,853,772	—	—	92,690	—
Griffon Corp.	67,803,473	26,355,810	(23,599,285)	3,716,888	36,151,404	110,428,290	3,449,806	8,089,530	—
Group 1 Automotive, Inc.	206,661,331	46,707,732	(75,475,246)	12,109,504	50,276,527	240,279,848	1,061,213	1,867,082	—
Hain Celestial Group, Inc.	—	122,355,739	(11,569,621)	(949,859)	1,626,119	111,462,378	6,499,264	—	—
Hanesbrands, Inc.	—	131,690,219	(1,952,200)	823	4,213,039	133,951,881	25,466,137	—	—
Hanger, Inc.(b)	48,111,118	8,795,805	(58,401,501)	(6,919,847)	8,414,425	—	—	—	—
Hanmi Financial Corp.	48,873,245	2,216,853	—	—	(12,370,775)	38,719,323	2,085,047	1,985,605	—
Harmonic, Inc.	68,730,495	22,052,312	(14,589,719)	5,298,593	35,015,859	116,507,540	7,985,438	—	—
Harsco Corp.	69,390,518	9,230,774	(8,553,211)	(8,193,874)	(22,322,531)	39,551,676	5,790,875	—	—
Haverty Furniture Cos., Inc.	29,103,177	5,132,232	(7,892,455)	(133,733)	4,338,828	30,548,049	957,319	2,150,974	—
Hawaiian Holdings, Inc.	72,214,172	13,310,273	(11,239,602)	(9,723,097)	(30,483,899)	34,077,847	3,720,289	—	—
Hawkins, Inc.	61,618,363	12,958,801	(11,432,387)	2,881,229	(5,585,264)	60,440,742	1,380,556	795,251	—
Haynes International, Inc.	37,978,922	6,948,567	(5,895,368)	941,592	6,075,527	46,049,240	919,330	802,938	—
HB Fuller Co.	249,889,293	61,539,518	(52,076,013)	5,989,340	2,268,476	267,610,614	3,909,578	2,940,298	—
HCI Group, Inc.	39,375,177	7,378,769	(11,252,775)	(5,128,187)	(4,021,830)	26,351,154	491,626	890,214	—
Healthcare Services Group, Inc.	99,054,646	19,863,501	(18,886,860)	(6,348,564)	(19,016,962)	74,665,761	5,383,256	3,470,319	—
HealthStream, Inc.	35,773,989	10,002,386	(10,507,239)	(873,014)	13,296,057	47,692,179	1,759,859	—	—
Heidrick & Struggles International, Inc.	55,504,301	10,959,322	(9,232,780)	(224,516)	(13,070,337)	43,935,990	1,447,167	875,092	—
Helix Energy Solutions Group, Inc.	48,527,827	12,674,268	(12,218,580)	625,191	30,877,518	80,486,224	10,398,737	—	—
Helmerich & Payne, Inc.	323,158,452	73,284,835	(66,450,841)	13,915,911	(71,982,524)	271,925,833	7,606,317	11,467,826	—
Heritage Financial Corp.	56,793,829	6,552,595	—	—	(9,444,746)	53,901,678	2,518,770	2,000,816	—

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Hersha Hospitality Trust, Class A(b)	$21,546,077	$4,860,492	$(21,849,608)	$(20,879,320)	$16,322,359	$—	—	$1,478,352	$—
Heska Corp.	105,969,219	15,926,768	(18,255,476)	(13,336,860)	(18,116,687)	72,186,964	739,469	—	—
Hibbett, Inc.	40,842,195	14,863,143	(14,009,786)	3,236,329	9,767,410	54,699,291	927,421	938,903	—
Hillenbrand, Inc.	230,251,717	50,060,400	(54,656,813)	3,271,901	11,134,230	240,061,435	5,050,735	4,569,774	—
Hilltop Holdings, Inc.	115,984,411	—	(18,052,430)	(2,866,813)	3,567,525	98,632,693	3,324,324	2,141,627	—
HNI Corp.	115,782,139	24,101,628	(26,453,181)	(4,854,343)	(24,665,175)	83,911,068	3,014,047	3,971,896	—
HomeStreet, Inc.	61,438,925	1,520,308	(1,787,123)	581,023	(38,148,670)	23,604,463	1,312,088	1,778,794	—
Hope Bancorp, Inc.	125,113,560	4,714,717	—	—	(49,871,863)	79,956,414	8,142,201	4,470,518	—
Horace Mann Educators Corp.	112,526,716	1,652,019	—	—	(22,704,846)	91,473,889	2,732,195	3,524,531	—
Hostess Brands, Inc., Class A	217,127,718	54,051,465	(57,983,154)	1,945,616	27,337,865	242,479,510	9,745,961	—	—
Hub Group, Inc., Class A	187,277,719	36,712,307	(39,739,192)	6,652,425	8,886,028	199,789,287	2,380,144	—	—
Hudson Pacific Properties, Inc.	—	135,185,842	(12,198,801)	(4,347,030)	(56,439,894)	62,200,117	9,353,401	3,474,359	—
Ichor Holdings Ltd.	72,429,744	14,865,523	(12,386,641)	(1,437,398)	(4,617,829)	68,853,399	2,103,036	—	—
Independence Realty Trust, Inc.(b)	417,778,942	5,945,068	(359,190,702)	42,448,439	(106,981,747)	—	—	—	—
Independent Bank Corp.	258,508,413	4,536,977	(6,894,262)	280,439	(50,283,122)	206,148,445	3,141,549	6,700,629	—
Independent Bank Group, Inc.	187,312,547	38,876,803	(39,678,651)	2,162,521	(69,012,769)	119,660,451	2,581,671	4,014,978	—
Industrial Logistics Properties Trust(b)	106,399,151	10,069,032	(25,949,740)	(88,148,726)	(2,369,717)	—	—	1,595,544	—
Innospec, Inc.	163,608,317	39,362,163	(35,246,004)	6,611,990	10,711,117	185,047,583	1,802,353	2,307,991	—
Innovative Industrial Properties, Inc.	376,860,731	73,740,167	(40,205,830)	(11,547,915)	(244,314,117)	154,533,036	2,033,597	14,489,670	—
Innoviva, Inc.	86,614,896	16,213,464	(14,408,778)	(312,901)	(36,769,117)	51,337,564	4,563,339	—	—
Inogen, Inc.	47,300,748	13,215,527	(6,620,363)	(4,293,171)	(28,903,363)	20,699,378	1,658,604	—	—
Insight Enterprises, Inc.	267,725,516	54,650,687	(81,828,430)	13,463,987	61,290,523	315,302,283	2,205,528	—	—
Installed Building Products, Inc.	141,821,788	37,593,588	(33,962,168)	5,466,501	44,023,014	194,942,723	1,709,574	3,813,816	—
Insteel Industries, Inc.	51,401,526	11,156,972	(10,163,994)	612,600	(13,577,874)	39,429,230	1,417,298	3,093,528	—
Integer Holdings Corp.	190,269,761	38,441,205	(35,037,769)	4,584,140	(11,387,942)	186,869,395	2,411,218	—	—
InterDigital, Inc.	140,008,526	29,808,461	(45,209,094)	(3,170,927)	21,262,305	142,699,271	1,957,466	3,066,943	—
Interface, Inc., Class A	57,147,545	12,388,180	(10,676,758)	(4,085,533)	(20,593,447)	34,179,987	4,209,358	171,870	—
Invesco Mortgage Capital, Inc.	51,136,777	16,709,929	(27,431,127)	(24,299,932)	12,373,687	28,489,334	2,568,921	7,750,384	—
Investors Bancorp., Inc.(b)	241,223,189	1,159,138	(225,120,862)	8,155,739	(25,417,204)	—	—	—	—
iRobot Corp.	122,285,983	23,549,332	(21,386,735)	(2,866,880)	(35,231,668)	86,350,032	1,978,690	—	—
Ironwood Pharmaceuticals, Inc., Class A	—	146,439,681	(38,208,627)	2,590,929	(8,786,189)	102,035,794	9,699,220	—	—
iStar, Inc.(c)	116,402,831	31,668,354	(14,364,100)	(1,813,963)	(52,211,116)	N/A	N/A	32,661,562	—
iTeos Therapeutics, Inc.(i)	N/A	14,964,262	(22,567,971)	11,936,489	(40,142,120)	24,370,080	1,790,601	—	—
Itron, Inc.	170,586,111	38,128,911	(33,741,363)	(11,142,967)	18,761,001	182,591,693	3,292,907	—	—
J & J Snack Foods Corp.	165,416,632	35,087,691	(31,148,833)	1,187,336	(8,896,910)	161,645,916	1,090,581	2,985,371	—
Jack in the Box, Inc.	141,010,428	27,668,619	(29,032,749)	(1,505,589)	(6,652,090)	131,488,619	1,501,183	2,746,443	—
James River Group Holdings Ltd.	62,174,341	2,859,759	(3,941,024)	—	(6,677,311)	54,415,765	2,635,146	266,596	—
JBG SMITH Properties	—	104,973,625	(1,620,949)	7,302	5,285,452	108,645,430	7,214,172	—	—
John B Sanfilippo & Son, Inc.	53,243,648	12,549,205	(11,686,116)	735,277	8,420,384	63,262,398	652,728	2,166,849	—
John Bean Technologies Corp.	269,450,300	54,702,888	(47,936,707)	(1,754,290)	(21,014,637)	253,447,554	2,319,037	938,572	—
Joint Corp.(b)	36,767,591	3,642,888	(17,635,834)	(60,128,738)	37,354,093	—	—	—	—
Kaiser Aluminum Corp.	106,874,519	21,892,614	(19,084,885)	(2,293,647)	(20,701,304)	86,687,297	1,161,561	3,580,419	—
Kaman Corp.	86,916,564	13,827,163	(11,794,914)	(5,785,690)	(36,228,183)	46,934,940	2,053,147	1,632,603	—

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
KAR Auction Services, Inc.	$156,418,231	$29,550,205	$(36,679,994)	$(4,681,981)	$(36,035,524)	$108,570,937	7,936,472	$—	$—
Kennametal, Inc.	—	147,697,167	(2,185,181)	49,217	16,311,140	161,872,343	5,869,193	—	—
Kennedy-Wilson Holdings, Inc.	—	141,799,813	(2,062,085)	(4,642)	1,881,609	141,614,695	8,536,148	2,049,868	—
KKR Real Estate Finance Trust, Inc.(i)	N/A	34,235,834	(62,438,089)	46,393,097	(35,288,307)	48,168,447	4,229,012	5,469,231	—
Knowles Corp.	141,406,715	27,199,104	(25,034,348)	(69,844)	(30,771,550)	112,730,077	6,631,181	—	—
Kontoor Brands, Inc.	140,711,238	38,109,806	(31,229,627)	(2,235,679)	28,754,966	174,110,704	3,598,072	6,707,335	—
Koppers Holdings, Inc.	42,128,249	9,573,447	(10,057,338)	(1,730,404)	13,187,012	53,100,966	1,518,472	327,489	—
Korn Ferry	252,987,602	52,510,668	(50,719,703)	2,643,187	(58,635,380)	198,786,374	3,842,025	2,344,354	—
Kulicke & Soffa Industries, Inc.	249,869,703	46,054,568	(60,415,340)	9,295,877	(27,419,989)	217,384,819	4,125,732	3,028,827	—
Lakeland Financial Corp.	131,628,490	5,881,534	(2,732,340)	(680,473)	(18,334,858)	115,762,353	1,848,058	3,004,808	—
Lantheus Holdings, Inc.(b)	268,045,866	46,794,992	(370,513,319)	235,299,311	(179,626,850)	—	—	—	—
La-Z-Boy, Inc.	82,855,859	21,251,889	(20,737,741)	(3,555,464)	11,339,131	91,153,674	3,134,583	2,230,380	—
LCI Industries	187,813,675	47,452,581	(39,726,352)	(105,943)	8,221,511	203,655,472	1,853,604	7,882,843	—
LeMaitre Vascular, Inc.	63,919,764	16,288,245	(14,681,086)	1,693,241	5,186,391	72,406,555	1,406,772	741,429	—
LendingTree, Inc.	98,208,861	8,869,450	(9,787,670)	(14,059,595)	(62,263,569)	20,967,477	786,477	—	—
Leslie’s, Inc.	—	168,951,077	(12,648,530)	(2,109,981)	(35,050,020)	119,142,546	10,821,303	—	—
LGI Homes, Inc.	149,225,443	33,692,150	(35,282,785)	1,680,301	20,622,090	169,937,199	1,490,285	—	—
Ligand Pharmaceuticals, Inc.	134,490,007	24,319,061	(71,980,877)	(6,885,428)	6,082,494	86,025,257	1,169,457	—	—
Lindsay Corp.	123,302,622	27,590,513	(24,381,581)	4,658,386	(10,250,827)	120,919,113	800,100	1,093,847	—
Liquidity Services, Inc.	32,694,355	7,518,862	(8,863,584)	(597,484)	(7,884,235)	22,867,914	1,736,364	—	—
Livent Corp.	301,581,149	107,583,869	(56,943,807)	8,962,403	(77,579,167)	283,604,447	13,057,295	—	—
LivePerson, Inc.	117,865,230	17,880,667	(11,684,031)	(18,741,230)	(82,964,992)	22,355,644	5,069,307	—	—
LiveRamp Holdings, Inc.	—	149,226,007	(24,834,059)	(155,578)	(20,815,236)	103,421,134	4,715,966	—	—
LL Flooring Holdings, Inc.(b)	29,300,033	3,663,587	(15,993,753)	(23,292,592)	6,322,725	—	—	—	—
Loyalty Ventures, Inc.(b)	23,666,877	540,221	(5,925,178)	(62,381,063)	44,099,143	—	—	—	—
LTC Properties, Inc.	108,384,839	31,935,335	(26,006,040)	(714,109)	(10,186,368)	103,413,657	2,943,742	7,178,309	—
LXP Industrial Trust	317,911,153	54,326,344	(59,188,686)	(8,596,537)	(97,247,245)	207,205,029	20,097,481	9,383,348	—
M/I Homes, Inc.	92,345,659	22,250,550	(26,004,146)	1,723,037	35,480,745	125,795,845	1,993,911	—	—
ManTech International Corp./VA, Class A(b)	169,913,587	22,709,117	(211,831,058)	67,898,210	(48,689,856)	—	—	796,350	—
Marcus Corp.	27,951,362	8,519,448	(5,357,452)	(2,412,561)	(452,845)	28,247,952	1,765,497	268,552	—
MarineMax, Inc.	63,060,808	13,341,053	(11,821,619)	928,826	(19,727,740)	45,781,328	1,592,394	—	—
Marten Transport Ltd.	76,128,648	20,569,407	(21,393,222)	4,308,413	8,303,513	87,916,759	4,196,504	1,037,444	—
Masterbrand, Inc.	—	93,508,443	(6,331,087)	(703,538)	(11,345,300)	75,128,518	9,344,343	—	—
Matador Resources Co.(b)	418,406,106	—	(440,317,505)	319,326,556	(297,415,157)	—	—	—	—
Materion Corp.	125,367,742	28,894,185	(27,455,533)	8,259,549	38,085,749	173,151,692	1,492,687	754,235	—
Mativ Holdings, Inc.(k)	62,022,758	97,866,424	(17,467,146)	(10,311,107)	(46,397,708)	85,713,221	3,992,232	5,918,483	—
Matson, Inc.	363,006,855	49,042,386	(62,823,644)	1,869,700	(186,780,407)	164,314,890	2,753,727	3,605,485	—
Matthews International Corp., Class A	73,073,863	16,823,271	(18,148,499)	(6,288,982)	14,244,414	79,704,067	2,210,318	2,062,174	—
MaxLinear, Inc.	295,124,147	45,018,528	(35,831,180)	(2,291,912)	(116,375,069)	185,644,514	5,272,494	—	—
MDC Holdings, Inc.	153,007,137	34,035,574	(27,291,638)	1,635,645	2,734,899	164,121,617	4,222,321	8,394,918	—
Medifast, Inc.	141,901,102	27,031,248	(29,285,387)	(76,275)	(57,027,597)	82,543,091	796,210	5,285,592	—
Meridian Bioscience, Inc.(b)	80,791,829	20,202,371	(125,870,510)	49,625,851	(24,749,541)	—	—	—	—
Merit Medical Systems, Inc.	241,720,177	75,891,868	(46,731,546)	14,406,550	21,544,664	306,831,713	4,149,178	—	—
Meritage Homes Corp.	211,633,392	50,085,483	(50,714,122)	8,776,250	91,184,621	310,965,624	2,663,289	755,268	—
Meritor, Inc.(b)	180,216,010	18,416,851	(203,316,665)	49,989,966	(45,306,162)	—	—	—	—
Mesa Laboratories, Inc.	95,859,603	16,681,342	(17,380,764)	(7,261,536)	(23,919,159)	63,979,486	366,162	241,562	—
Methode Electronics, Inc.	115,328,504	26,141,134	(27,501,689)	2,141,609	(997,311)	115,112,247	2,623,342	1,497,737	—

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22		Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
MGP Ingredients, Inc.(i)	$	N/A	$46,141,344	$(48,029,283)	$31,881,116	$9,621,954	$108,229,100	1,118,994	$278,429	$—
Middlesex Water Co.		121,393,945	—	—	—	(31,222,841)	90,171,104	1,154,264	1,390,888	—
MillerKnoll, Inc.		—	110,106,707	(11,356,468)	(271,372)	13,880,938	112,359,805	5,494,367	2,142,420	—
Minerals Technologies, Inc.		—	146,721,004	(15,693,223)	(411,406)	12,277,952	142,894,327	2,365,017	243,053	—
ModivCare, Inc.		101,725,170	22,034,762	(16,912,296)	1,603,652	(30,716,049)	77,735,239	924,539	—	—
Monarch Casino & Resort, Inc.(i)		N/A	16,120,988	(42,968,837)	33,017,591	21,864,476	71,511,446	964,416	5,018,330	—
Monro, Inc.		106,431,874	25,875,536	(30,322,464)	(7,407,992)	18,224,283	112,801,237	2,282,040	2,704,062	—
Moog, Inc., Class A		182,438,303	35,022,720	(33,779,904)	3,564,616	23,347,658	210,593,393	2,090,257	2,245,141	—
Motorcar Parts of America, Inc.(b)		24,415,724	4,706,169	(14,842,369)	(22,381,118)	8,101,594	—	—	—	—
Movado Group, Inc.		45,775,699	9,726,177	(10,285,988)	1,285,723	(13,576,331)	32,925,280	1,144,431	1,655,236	—
Mr. Cooper Group, Inc.		191,220,336	20,671,352	—	—	(18,919,383)	192,972,305	4,710,088	—	—
Mueller Industries, Inc.		222,475,811	57,874,727	(54,373,814)	12,482,670	65,707,172	304,166,566	4,139,447	4,422,507	—
Myers Industries, Inc.		55,670,695	14,266,618	(12,051,495)	1,372,791	(2,427,278)	56,831,331	2,651,952	1,454,130	—
MYR Group, Inc.		113,820,468	26,828,026	(27,739,676)	8,471,346	30,720,459	152,100,623	1,207,052	—	—
Myriad Genetics, Inc.		143,948,675	28,381,301	(23,712,646)	(502,834)	(10,920,090)	137,194,406	5,905,915	—	—
Nabors Industries Ltd.		84,919,956	30,594,033	(16,341,301)	1,710,959	(21,306,773)	79,576,874	652,751	—	—
National Bank Holdings Corp., Class A		81,266,914	29,848,426	(2,093,559)	191,493	(18,361,578)	90,851,696	2,715,233	2,149,698	—
National Presto Industries, Inc.		27,917,614	5,864,782	(5,553,619)	(932,982)	(782,102)	26,513,693	367,786	1,539,404	—
National Vision Holdings, Inc.		—	197,435,664	(38,388,123)	1,255,544	(52,252,953)	108,050,132	5,735,145	—	—
Natus Medical, Inc.(b)		64,241,145	7,114,910	(89,136,027)	6,525,152	11,254,820	—	—	—	—
NBT Bancorp, Inc.		103,252,531	4,894,521	—	—	(7,911,884)	100,235,168	2,973,455	3,445,871	—
Neenah, Inc.(b)		47,271,785	3,013,196	(80,307,882)	(93,409)	30,116,310	—	—	568,538	—
Nektar Therapeutics		71,195,578	11,878,719	(8,016,054)	(8,040,501)	(57,111,850)	9,905,892	14,092,889	—	—
NeoGenomics, Inc.		107,000,980	22,645,804	(21,263,926)	(17,988,040)	69,877,115	160,271,933	9,205,740	—	—
NETGEAR, Inc.		51,698,232	9,889,168	(9,501,777)	(3,416,264)	(9,960,470)	38,708,889	2,091,242	—	—
NetScout Systems, Inc.		169,405,690	39,996,977	(50,124,291)	(1,960,618)	(16,552,143)	140,765,615	4,913,285	—	—
New York Mortgage Trust, Inc.		99,064,584	25,931,735	(34,187,990)	11,069,655	(32,482,272)	69,395,712	6,967,441	7,319,082	—
NexPoint Residential Trust, Inc.		122,018,834	2,882,939	(4,671,555)	—	(60,372,928)	59,857,290	1,370,673	1,267,504	—
NextGen Healthcare, Inc.		84,060,458	18,803,378	(20,528,622)	2,084,943	(16,770,607)	67,649,550	3,885,672	—	—
NMI Holdings, Inc., Class A		126,486,977	28,866,679	(29,492,787)	2,296,270	7,864,806	136,021,945	6,091,444	—	—
Northern Oil & Gas, Inc.		—	179,190,353	(3,081,971)	65,442	(12,506,654)	163,667,170	5,392,658	1,835,013	—
Northfield Bancorp, Inc.		44,128,998	2,694,249	(2,729,839)	331,332	(8,292,076)	36,132,664	3,067,289	1,597,878	—
Northwest Bancshares, Inc.		110,620,029	7,083,947	—	—	(12,910,237)	104,793,739	8,711,034	6,834,576	—
Northwest Natural Holding Co.		114,034,325	40,959,851	(22,192,145)	(1,132,943)	(9,955,153)	121,713,935	2,559,166	4,775,245	—
NOW, Inc.		87,533,937	21,199,002	(19,141,693)	953,346	(815,603)	89,728,989	8,047,443	—	—
Nu Skin Enterprises, Inc., Class A		—	164,841,602	(13,782,498)	(808,533)	(8,660,747)	141,589,824	3,601,878	1,455,687	—
NuVasive, Inc.		—	165,195,640	(10,422,933)	(1,372,821)	3,566,134	156,966,020	3,799,710	—	—
NV5 Global, Inc.		113,096,919	29,213,058	(20,111,202)	(1,553,801)	(26,591,737)	94,053,237	904,619	—	—
Oceaneering International, Inc.		108,248,797	21,856,842	(19,813,118)	(75,338)	18,603,305	128,820,488	7,306,891	—	—
ODP Corp.		150,472,218	29,858,248	(43,678,744)	3,993,808	(8,489,162)	132,156,368	2,938,114	—	—
Office Properties Income Trust		89,434,675	15,924,420	(18,607,101)	(10,768,779)	(32,456,811)	43,526,404	3,538,732	3,840,941	—
OFG Bancorp		86,662,184	2,839,418	(781,787)	(83,288)	(5,603,511)	83,033,016	3,329,311	2,514,855	—
O-I Glass, Inc.		146,725,678	40,741,881	(39,788,997)	2,760,460	105,088,834	255,527,856	11,251,777	—	—

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Oil States International, Inc.	$30,532,455	$7,343,354	$(6,139,661)	$(2,695,961)	$9,745,709	$38,785,896	4,656,170	$—	$—
Olympic Steel, Inc.	25,713,971	4,892,715	(4,813,727)	1,912,210	8,460,176	36,165,345	692,690	277,914	—
Omnicell, Inc.(b)	407,429,926	17,797,448	(380,212,794)	105,673,887	(150,688,467)	—	—	—	—
OneSpan, Inc.	35,579,568	7,349,635	(6,768,569)	(289,557)	9,022,233	44,893,310	2,565,332	—	—
Onto Innovation, Inc.	306,564,777	59,392,830	(52,812,493)	16,634,023	(13,009,262)	316,769,875	3,604,573	—	—
OptimizeRx Corp.(b)	47,963,311	7,062,437	(22,238,030)	(91,339,044)	58,551,326	—	—	—	—
OraSure Technologies, Inc.	35,093,429	4,979,402	(5,639,196)	(3,523,709)	883,580	31,793,506	5,255,125	—	—
Orion Office REIT, Inc.	56,739,102	10,372,603	(10,235,957)	(5,601,020)	(23,815,441)	27,459,287	4,098,401	430,871	—
Orthofix Medical, Inc.	46,236,230	29,783,981	(7,278,725)	(5,285,645)	(21,825,039)	41,630,802	2,485,421	—	—
OSI Systems, Inc.	99,778,004	14,933,646	(16,877,929)	75,135	19,008,988	116,917,844	1,142,222	—	—
Otter Tail Corp.	—	230,555,251	(12,122,431)	(290,270)	828,179	218,970,729	3,029,898	—	—
Outfront Media, Inc.	—	176,700,590	(211,802)	7,465	(16,019,077)	160,477,176	9,887,688	5,171,334	—
Owens & Minor, Inc.	237,798,945	33,829,638	(25,999,905)	3,029,336	(168,062,465)	80,595,549	5,539,213	—	—
Oxford Industries, Inc.	102,821,032	25,688,454	(30,404,478)	3,700,019	12,259,838	114,064,865	1,080,262	2,442,390	—
Pacific Premier Bancorp, Inc.	228,019,766	8,067,514	(1,293,032)	(640,946)	(74,423,352)	159,729,950	6,649,873	8,759,187	—
Pacira BioSciences, Inc.	243,118,352	41,581,012	(31,280,389)	(490,334)	(116,462,694)	136,465,947	3,343,934	—	—
Palomar Holdings, Inc.	110,545,925	33,007,717	(22,645,558)	(5,366,726)	(14,040,647)	101,500,711	1,838,781	—	—
Park Aerospace Corp.(b)	18,232,507	3,943,441	(21,125,740)	(6,958,260)	5,908,052	—	—	1,900,963	—
Park National Corp.	135,674,418	29,368,106	(26,121,146)	3,696,901	(17,843,511)	124,774,768	1,052,330	4,972,532	—
Pathward Financial, Inc.(l)	112,957,040	1,486,571	(5,525,322)	326,736	(27,324,431)	81,920,594	1,974,466	407,393	—
Patrick Industries, Inc.	96,958,481	22,597,535	(24,968,379)	(1,430,234)	14,526,944	107,684,347	1,564,952	2,518,104	—
Patterson-UTI Energy, Inc.	238,134,784	52,482,472	(42,887,636)	14,213,194	(77,037,933)	184,904,881	15,803,836	3,847,848	—
PBF Energy, Inc., Class A(b)	166,060,470	58,685,185	(341,045,680)	225,806,605	(109,506,580)	—	—	1,588,171	—
PDF Solutions, Inc.	59,598,908	14,139,898	(14,297,236)	3,494,887	28,306,901	91,243,358	2,151,966	—	—
Pebblebrook Hotel Trust	—	104,223,030	—	—	6,576,522	110,799,552	7,891,706	78,338	—
Pediatrix Medical Group, Inc.(m)	143,173,761	27,431,751	(26,690,229)	(8,043,584)	(47,113,811)	88,757,888	5,952,910	—	—
Pennant Group, Inc.(b)	35,999,327	6,705,850	(29,173,124)	(8,875,497)	(4,656,556)	—	—	—	—
PennyMac Mortgage Investment Trust(i)	N/A	23,240,323	(30,846,025)	(7,863,188)	(31,795,772)	79,670,825	6,461,543	10,687,138	—
Perdoceo Education Corp.	57,606,112	15,743,868	(16,376,972)	(40,962)	8,798,672	65,730,718	4,894,320	—	—
Perficient, Inc.	259,611,926	54,675,656	(37,298,875)	8,573,899	(103,358,944)	182,203,662	2,523,946	—	—
PetMed Express, Inc.	38,966,720	7,241,666	(6,597,905)	(1,425,252)	(13,408,186)	24,777,043	1,525,680	1,858,621	—
PGT Innovations, Inc.	76,723,141	21,108,658	(19,029,718)	3,798,872	26,882,941	109,483,894	4,360,171	—	—
Phibro Animal Health Corp., Class A	29,130,392	5,716,235	(4,986,552)	(2,609,609)	(4,704,313)	22,546,153	1,471,681	726,302	—
Photronics, Inc.	74,493,294	21,350,933	(17,364,994)	2,300,749	(6,402,832)	74,377,150	4,485,956	—	—
Piper Sandler Cos	132,389,775	33,433,183	(33,697,731)	4,755,881	1,520,700	138,401,808	998,498	3,827,756	—
Plantronics, Inc.(b)	120,668,371	15,230,749	(137,743,925)	39,460,421	(37,615,616)	—	—	—	—
Plexus Corp.	164,407,748	42,193,932	(40,372,906)	7,824,316	22,960,059	197,013,149	2,019,198	—	—
Powell Industries, Inc.	12,559,186	4,018,765	(4,225,818)	596,496	15,138,496	28,087,125	659,477	703,306	—
PRA Group, Inc.	141,038,099	26,558,994	(36,973,511)	(1,228,469)	(19,016,407)	110,378,706	2,833,129	—	—
Prestige Consumer Healthcare, Inc.	190,225,543	46,563,085	(44,167,832)	5,338,613	28,877,996	226,837,405	3,621,865	—	—
PriceSmart, Inc.	135,818,557	31,608,226	(24,374,664)	(2,027,924)	(9,999,639)	131,024,556	1,833,024	1,636,731	—
ProAssurance Corp.	92,923,542	1,499,669	—	—	(29,269,790)	65,153,421	3,525,618	705,124	—
PROG Holdings, Inc.	—	131,002,792	(68,671,536)	34,733,470	(10,333,499)	86,731,227	3,645,701	—	—
Progress Software Corp.	148,916,992	36,160,182	(36,284,478)	7,233,576	25,478,443	181,504,715	3,159,351	2,250,759	—
ProPetro Holding Corp.	84,754,257	22,490,824	(13,058,917)	(3,377,382)	(40,538,394)	50,270,388	6,991,709	—	—
Proto Labs, Inc.	104,431,636	19,486,501	(17,594,033)	(19,393,828)	(21,429,556)	65,500,720	1,975,889	—	—
Provident Financial Services, Inc.	119,936,396	1,846,195	—	—	(21,720,186)	100,062,405	5,217,018	4,964,403	—

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Quaker Chemical Corp.	$165,876,863	$37,263,721	$(30,774,772)	$(1,019,302)	$24,990,396	$196,336,906	991,851	$1,669,251	$—
Quanex Building Products Corp.	50,273,695	13,566,722	(11,861,539)	(178,593)	198,261	51,998,546	2,415,167	788,827	—
QuinStreet, Inc.	41,592,937	10,703,393	(9,804,165)	45,715	15,783,894	58,321,774	3,674,970	—	—
Rambus, Inc.	249,695,511	52,623,816	(57,502,714)	16,247,757	140,005,660	401,070,030	7,824,230	—	—
Ranger Oil Corp., Class A	52,271,514	12,961,565	(17,221,132)	(7,770,491)	16,499,230	56,740,686	1,389,341	334,993	—
Rayonier Advanced Materials, Inc.	30,075,292	5,169,682	(6,101,188)	(3,313,053)	3,193,247	29,023,980	4,629,024	—	—
RE/MAX Holdings, Inc., Class A	37,066,442	8,856,862	(8,633,377)	(4,342,548)	(7,283,868)	25,663,511	1,367,991	641,897	—
Ready Capital Corp.(i)	N/A	52,063,839	(72,854,545)	46,053,877	(24,279,157)	72,885,125	7,166,679	5,719,096	—
Red Robin Gourmet Burgers, Inc.(b)	19,037,149	344,178	(9,882,769)	(29,592,094)	20,093,536	—	—	—	—
Redwood Trust, Inc.	86,418,394	18,915,781	(23,994,407)	(9,775,012)	(15,987,606)	55,577,150	8,245,868	7,731,381	—
REGENXBIO, Inc.	89,410,873	17,633,899	(14,830,980)	(7,666,443)	(32,794,423)	51,752,926	2,736,802	—	—
Renasant Corp.	122,659,043	8,141,752	—	—	(11,147,830)	119,652,965	3,912,785	3,383,868	—
Renewable Energy Group, Inc.(b)	218,275,772	2,502,921	(223,831,696)	101,187,403	(98,134,400)	—	—	—	—
Resideo Technologies, Inc.	246,333,903	47,478,809	(39,391,885)	3,300,331	(63,398,342)	194,322,816	10,630,351	—	—
Resources Connection, Inc.	37,511,987	10,756,772	(7,631,853)	944,391	(1,862,461)	39,718,836	2,328,185	1,303,888	—
Retail Opportunity Investments Corp.	165,489,597	8,298,042	(2,111,609)	(69,849)	(44,346,472)	127,259,709	9,116,025	4,935,471	—
REX American Resources Corp.	37,138,350	8,075,407	(8,191,639)	803,625	(6,166,464)	31,659,279	1,107,355	—	—
Rogers Corp.	364,370,893	54,797,830	(45,428,804)	13,376,353	(163,187,101)	223,929,171	1,370,184	—	—
RPT Realty	83,319,640	13,874,332	(12,255,260)	(812,334)	(24,613,483)	59,512,895	6,257,928	3,851,288	—
Ruth’s Hospitality Group, Inc.	51,970,044	10,101,050	(10,945,367)	(811,884)	(14,049,551)	36,264,292	2,208,544	1,335,424	—
RXO, Inc.	—	153,631,057	(9,266,147)	200,128	22,058,935	166,623,973	8,483,909	—	—
S&T Bancorp, Inc.	70,123,531	11,199,187	(111,592)	(57,690)	5,638,972	86,792,408	2,759,695	3,362,984	—
Sabre Corp.	—	157,734,917	(8,913,371)	(3,105,337)	(43,347,787)	102,368,422	23,862,103	—	—
Safety Insurance Group, Inc.	86,228,006	4,711,761	—	—	(15,996,195)	74,943,572	1,005,684	3,529,361	—
Sally Beauty Holdings, Inc.	123,084,093	25,316,360	(25,838,890)	906,573	(1,917,899)	121,550,237	7,801,684	—	—
Sanmina Corp.	183,729,393	49,444,273	(60,969,623)	10,390,500	76,451,517	259,046,060	4,247,353	—	—
ScanSource, Inc.	63,970,113	7,113,446	(6,748,847)	118,805	(8,067,039)	56,386,478	1,852,381	—	—
Scholastic Corp.(i)	N/A	21,308,776	(75,516,942)	55,209,281	(9,150,273)	73,790,913	2,156,368	886,736	—
Seacoast Banking Corp. of Florida	146,555,548	44,235,823	(7,459,523)	1,916,537	(50,376,994)	134,871,391	5,690,776	2,885,616	—
Select Medical Holdings Corp.	181,828,319	43,481,046	(40,613,528)	3,764,808	7,734,496	196,195,141	7,589,754	3,844,996	—
Selectquote, Inc.(b)	24,980,028	2,574,999	(8,975,536)	(136,659,483)	118,079,992	—	—	—	—
Semtech Corp.	—	142,291,192	(5,283,192)	(167,989)	(24,669,856)	112,170,155	4,646,651	—	—
Seneca Foods Corp., Class A	22,360,474	5,642,445	(8,044,144)	1,038,687	(948,833)	20,048,629	383,559	—	—
Service Properties Trust	103,192,254	19,838,183	(19,865,936)	(5,119,656)	22,049,986	120,094,831	12,057,714	2,459,705	—
ServisFirst Bancshares, Inc.	332,974,896	58,827,538	(49,457,927)	11,962,932	(159,877,739)	194,429,700	3,559,028	3,617,536	—
Shake Shack, Inc., Class A	190,071,451	33,152,769	(36,362,664)	(13,574,266)	(22,369,361)	150,917,929	2,719,732	—	—
Shenandoah Telecommunications Co.	84,576,037	17,312,927	(15,790,113)	(8,583,628)	(8,317,933)	69,197,290	3,638,133	299,742	—
Signet Jewelers Ltd.	273,905,174	49,569,749	(77,061,842)	7,957,772	3,241,485	257,612,338	3,312,064	2,820,953	—

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Simmons First National Corp., Class A	$190,104,518	$39,195,347	$—	$—	$(75,605,511)	$153,694,354	8,787,556	$6,766,418	$—
Simply Good Foods Co.	229,837,648	58,087,000	(52,815,524)	464,274	9,244,637	244,818,035	6,155,847	—	—
Simulations Plus, Inc.	57,561,518	14,282,217	(11,377,236)	(1,383,038)	(7,806,052)	51,277,409	1,166,987	278,588	—
Six Flags Entertainment Corp.	—	149,861,643	(23,611,982)	225,892	17,596,371	144,071,924	5,393,932	—	—
SJW Group	—	160,696,833	(11,664,214)	(221,291)	(1,124,305)	147,687,023	1,939,932	755,252	—
SkyWest, Inc.	104,003,904	18,856,615	(16,824,781)	(9,666,487)	(14,861,689)	81,507,562	3,676,480	—	—
SL Green Realty Corp.	—	83,121,044	—	—	(185,667)	82,935,377	3,526,164	954,344	—
Sleep Number Corp.	82,168,963	15,218,284	(15,131,234)	(3,375,383)	(30,129,933)	48,750,697	1,603,114	—	—
SM Energy Co.	338,768,910	72,439,718	(57,667,894)	16,645,392	(118,125,600)	252,060,526	8,951,013	2,802,285	—
SMART Global Holdings, Inc.	86,032,317	19,304,439	(14,620,466)	(1,903,098)	(27,175,572)	61,637,620	3,575,268	—	—
Sonic Automotive, Inc., Class A	63,134,619	16,269,249	(28,219,260)	2,886,031	12,023,429	66,094,068	1,216,306	1,474,422	—
Sonos, Inc.	258,040,886	40,930,830	(37,270,603)	(12,520,550)	(67,065,035)	182,115,528	9,282,137	—	—
South Jersey Industries, Inc.(b)	277,815,513	75,956,173	(367,243,329)	61,567,197	(48,095,554)	—	—	9,457,553	—
Southside Bancshares, Inc.	88,968,366	1,414,741	(1,116,311)	(371,640)	(16,372,379)	72,522,777	2,184,421	3,100,859	—
Southwestern Energy Co.(b)	572,104,123	29,177,779	(502,896,112)	177,290,495	(275,676,285)	—	—	—	—
SpartanNash Co.	85,110,307	20,603,298	(20,029,122)	3,165,362	(25,284,742)	63,565,103	2,563,109	2,247,942	—
SPS Commerce, Inc.	337,838,163	69,127,442	(62,543,572)	21,825,173	33,345,807	399,593,013	2,623,723	—	—
SPX FLOW, Inc.(b)	259,082,047	1,269,690	(261,195,167)	118,154,523	(117,311,093)	—	—	—	—
SPX Technologies, Inc.(n)	160,498,750	45,002,518	(41,217,106)	10,545,856	57,287,628	232,117,646	3,288,717	—	—
Standard Motor Products, Inc.	59,270,564	14,312,117	(13,553,381)	(2,199,953)	(7,494,737)	50,334,610	1,363,712	1,536,444	—
Standex International Corp.	87,658,417	21,211,840	(22,001,908)	1,499,475	17,918,300	106,286,124	868,067	962,784	—
Stellar Bancorp, Inc.	—	95,243,875	(9,083,657)	438,385	(5,882,110)	80,716,493	3,279,825	881,144	—
Stepan Co.	150,510,653	36,492,540	(33,832,941)	1,742,542	3,277,717	158,190,511	1,535,383	2,189,690	—
Steven Madden Ltd.	211,645,113	42,562,983	(46,877,537)	4,451	(15,230,838)	192,104,172	5,336,227	4,638,895	—
Stewart Information Services Corp.	108,673,669	4,637,916	—	—	(37,184,450)	76,127,135	1,886,670	3,228,834	—
StoneX Group, Inc.	90,898,940	26,702,567	(21,242,313)	6,327,301	29,745,043	132,431,538	1,279,161	—	—
Strategic Education, Inc.	107,496,569	28,479,430	(27,943,347)	574,145	37,087,402	145,694,199	1,621,888	3,993,026	—
Stride, Inc.	—	146,780,897	(26,227,466)	2,442,404	(6,148,467)	116,847,368	2,977,003	—	—
Sturm Ruger & Co., Inc.	87,670,726	18,962,007	(17,033,945)	(568,014)	(15,293,495)	73,737,279	1,283,727	9,178,361	—
Summit Hotel Properties, Inc.	75,886,774	15,576,032	(14,009,996)	(4,888,927)	(18,041,527)	54,522,356	7,788,908	963,386	—
SunCoke Energy, Inc.	52,991,824	11,855,423	(10,820,087)	(498,579)	1,048,869	54,577,450	6,077,667	1,854,478	—
Sunstone Hotel Investors, Inc.	—	179,538,776	(16,384,497)	(1,108,668)	(10,742,817)	151,302,794	15,314,048	2,199,949	—
Supernus
Pharmaceuticals, Inc.	122,972,590	30,155,156	(25,094,039)	3,098,711	11,610,558	142,742,976	3,939,911	—	—
Surmodics, Inc.(b)	45,178,643	8,039,725	(24,068,595)	(22,894,213)	(6,255,560)	—	—	—	—
Sylvamo Corp.	84,035,262	24,938,333	(33,524,445)	2,957,112	29,019,265	107,425,527	2,322,212	1,164,246	—
Tactile Systems Technology, Inc.(b)	28,711,529	493,892	(10,817,864)	(48,778,697)	30,391,140	—	—	—	—
Talos Energy, Inc.(c)	—	51,443,117	(50,711,173)	38,326,136	—	N/A	N/A	—	—
Tandem Diabetes Care, Inc.	—	195,611,489	(2,756,601)	11,506	(2,538,329)	190,328,065	4,686,729	—	—
Tanger Factory Outlet Centers, Inc.	127,881,154	35,137,544	(31,196,564)	1,735,900	15,730,256	149,288,290	7,605,109	7,709,789	—
TechTarget, Inc.	155,056,230	27,787,119	(22,821,568)	395,852	(90,341,329)	70,076,304	1,940,097	—	—
Telephone & Data Systems, Inc.	133,432,927	28,828,471	(24,631,147)	(4,846,811)	(56,561,294)	76,222,146	7,252,345	5,325,298	—

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Tennant Co.	$104,301,650	$21,142,973	$(19,038,473)	$(1,707,063)	$(12,094,841)	$92,604,246	1,351,295	$1,417,304	$—
Thryv Holdings, Inc.(i)	N/A	32,796,605	(21,970,716)	11,827,775	(15,870,566)	51,410,241	2,229,412	—	—
TimkenSteel Corp.	64,404,568	13,886,868	(14,283,329)	3,617,098	(14,736,515)	52,888,690	2,883,789	—	—
Titan International, Inc.	53,931,214	13,436,093	(11,709,938)	3,751,975	(20,538,364)	38,870,980	3,709,063	—	—
Tivity Health, Inc.(b)	102,231,306	4,597,360	(107,819,062)	34,087,411	(33,097,015)	—	—	—	—
Tompkins Financial Corp.	66,250,624	14,508,818	(9,528,856)	351,376	(11,438,917)	60,143,045	908,368	2,099,018	—
Tredegar Corp.	22,063,926	4,501,562	(4,505,789)	(2,275,958)	(3,159,791)	16,623,950	1,820,805	950,482	—
TreeHouse Foods, Inc.	128,739,659	39,402,801	(52,317,978)	1,789,594	67,634,276	185,248,352	3,673,376	—	—
Tri Pointe Homes, Inc.	—	196,025,680	(132,557,714)	87,582,240	34,907,647	185,957,853	7,344,307	—	—
Trinity Industries, Inc.	—	159,185,507	(23,674,356)	1,742,149	7,270,975	144,524,275	5,932,852	2,951,755	—
Trinseo PLC	133,136,232	20,529,052	(26,469,130)	(11,501,329)	(62,709,762)	52,985,063	2,541,250	3,339,896	—
Triumph Financial, Inc.(o)	159,258,692	14,724,392	(16,889,700)	(2,868,649)	(58,514,335)	95,710,400	1,648,474	—	—
Triumph Group, Inc.	93,800,075	10,248,971	(6,323,685)	450,914	(50,928,493)	47,247,782	4,076,599	—	—
TrueBlue, Inc.	73,580,548	12,150,898	(14,668,709)	(3,211,860)	(25,414,662)	42,436,215	2,384,057	—	—
Trupanion, Inc.	218,695,578	35,773,134	(27,808,258)	(7,871,783)	(109,151,066)	109,637,605	2,556,251	—	—
TrustCo Bank Corp.	38,574,952	2,504,040	—	—	(123,384)	40,955,608	1,282,267	1,742,513	—
Trustmark Corp.	114,546,413	8,087,875	—	—	(23,425,528)	99,208,760	4,016,549	3,559,217	—
TTM Technologies, Inc.	110,982,608	24,831,416	(24,567,598)	484,645	(11,537,644)	100,193,427	7,427,237	—	—
Tupperware Brands Corp.(b)	68,309,820	4,974,081	(22,557,661)	(43,292,638)	(7,433,602)	—	—	—	—
Two Harbors Investment Corp.	136,053,578	46,393,515	(29,783,958)	(2,715,454)	(46,732,230)	103,215,451	7,016,686	12,187,345	—
U.S. Ecology, Inc.(b)	107,128,388	1,442,682	(108,839,944)	7,170,326	(6,901,452)	—	—	—	—
U.S. Physical Therapy, Inc.	91,860,274	22,565,365	(18,837,678)	2,159,044	(4,982,371)	92,764,634	947,448	1,597,619	—
U.S. Silica Holdings, Inc.	99,876,624	17,069,625	(15,317,185)	1,911,488	(37,858,958)	65,681,594	5,500,971	—	—
UFP Industries, Inc.(b)	341,909,849	72,972,500	(442,401,368)	169,131,979	(141,612,960)	—	—	3,389,361	—
Ultra Clean Holdings, Inc.	136,152,483	24,833,741	(20,585,082)	70,788	(30,821,161)	109,650,769	3,306,718	—	—
Unifi, Inc.(b)	17,937,480	2,060,898	(10,886,912)	(17,680,113)	8,568,647	—	—	—	—
UniFirst Corp.	200,629,322	47,100,291	(43,061,273)	2,279,886	(13,003,763)	193,944,463	1,100,519	1,370,191	—
uniQure NV	46,786,302	20,367,318	(11,260,036)	(2,808,874)	7,203,313	60,288,023	2,993,447	—	—
Unisys Corp.(b)	103,901,420	12,319,330	(25,990,263)	(73,165,092)	(17,065,395)	—	—	—	—
United Community Banks, Inc.	254,860,619	22,185,561	(903,310)	(178,300)	(52,213,983)	223,750,587	7,956,991	6,612,346	—
United Fire Group, Inc.	47,725,571	6,382,954	(3,875,392)	482,584	(7,986,890)	42,728,827	1,609,372	1,013,765	—
United Natural Foods, Inc.	171,786,549	39,836,675	(28,628,633)	8,817,275	(76,919,700)	114,892,166	4,360,234	—	—
Uniti Group, Inc.	232,300,985	33,809,755	(26,272,503)	(8,818,464)	(169,663,728)	61,356,045	17,283,393	10,369,710	—
Unitil Corp.	57,003,513	15,481,457	(13,788,798)	435,706	7,512,631	66,644,509	1,168,382	1,874,082	—
Universal Corp.	102,545,813	23,717,081	(22,385,585)	316,064	(9,815,558)	94,377,815	1,784,417	5,606,451	—
Universal Electronics, Inc.(b)	29,321,395	4,891,866	(13,740,005)	(34,947,730)	14,474,474	—	—	—	—
Universal Health Realty Income Trust	53,217,155	11,581,297	(11,465,604)	(2,691,196)	(6,239,345)	44,402,307	922,933	2,166,960	—
Universal Insurance Holdings, Inc.	27,029,508	2,487,530	(2,824,035)	(248,554)	9,994,276	36,438,725	1,999,930	1,555,855	—
Upbound Group, Inc.(p)	108,999,473	22,204,922	(36,131,597)	(28,007,390)	22,416,435	89,481,843	3,650,830	5,502,930	—
Urban Edge Properties	150,439,087	37,957,688	(26,915,287)	(2,831,421)	(30,087,124)	128,562,943	8,536,716	5,400,486	—
Urstadt Biddle Properties, Inc., Class A	36,636,275	—	(1,789,196)	—	(625,955)	34,221,124	1,947,702	1,871,469	—
Vanda Pharmaceuticals, Inc.	45,100,344	10,158,713	(7,896,451)	(4,351,277)	(14,904,124)	28,107,205	4,139,500	—	—
Varex Imaging Corp.	60,217,722	15,237,886	(12,815,665)	(2,702,106)	(6,938,634)	52,999,203	2,913,645	—	—
Vector Group Ltd.	112,743,909	25,347,711	(22,727,383)	2,406,935	(2,909,574)	114,861,598	9,563,830	7,796,398	—
Veeco Instruments, Inc.	98,540,068	18,755,842	(16,408,187)	3,907,694	(25,840,615)	78,954,802	3,736,621	—	—
Vera Bradley, Inc.(b)	13,955,166	240,570	(8,795,020)	(11,624,937)	6,224,221	—	—	—	—
Veradigm, Inc.(q)	195,223,043	24,105,308	(34,898,271)	1,495,983	(82,294,212)	103,631,851	7,941,138	—	—
Vericel Corp.	128,020,145	22,439,169	(19,542,724)	(8,853,466)	(21,165,146)	100,897,978	3,441,268	—	—

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
Veris Residential, Inc.	$99,880,230	$21,573,190	$(20,817,999)	$(1,066,328)	$(15,035,537)	$84,533,556	5,774,150	$—	$—
Veritex Holdings, Inc.	134,887,513	12,960,548	(6,357,625)	2,894,692	(75,945,297)	68,439,831	3,748,074	2,954,516	—
Veritiv Corp.	132,495,898	29,238,992	(30,697,680)	11,130,778	(9,711,463)	132,456,525	980,143	1,302,773	—
Verra Mobility Corp., Class A	—	184,793,832	(9,512,510)	(155,584)	(3,229,181)	171,896,557	10,159,371	—	—
Viad Corp.	52,372,980	11,372,852	(9,519,449)	(3,178,061)	(19,660,594)	31,387,728	1,506,129	—	—
Viasat, Inc.	—	195,637,282	(2,702,204)	(27,035)	(4,530,475)	188,377,568	5,566,713	—	—
Viavi Solutions, Inc.	264,487,828	48,804,324	(46,274,314)	1,339,169	(90,924,319)	177,432,688	16,383,443	—	—
Virtus Investment Partners, Inc.	122,805,763	22,793,773	(24,150,802)	(2,566,100)	(24,544,960)	94,337,674	495,497	3,206,873	—
Vista Outdoor, Inc.	143,628,159	28,258,918	(25,543,833)	4,042,176	(36,422,697)	113,962,723	4,112,693	—	—
Vital Energy, Inc.(r)	81,468,140	30,844,673	(15,507,944)	(8,845,432)	(32,321,762)	55,637,675	1,221,732	—	—
Wabash National Corp.	51,999,241	17,010,510	(17,301,526)	720,644	32,995,881	85,424,750	3,473,963	1,125,156	—
Walker & Dunlop, Inc.	273,111,920	53,363,616	(38,541,845)	6,217,118	(124,100,141)	170,050,668	2,232,515	5,474,779	—
Washington Federal, Inc.	—	118,912,720	—	—	(36,670)	118,876,050	3,946,748	—	—
WD-40 Co.	179,528,754	39,793,978	(37,281,150)	1,322,289	(7,022,439)	176,341,432	990,404	3,138,174	—
Westamerica BanCorp	106,501,356	9,241,555	—	—	(30,254,454)	85,488,457	1,929,762	3,080,108	—
Whitestone REIT	43,783,817	8,446,309	(9,110,027)	(251,724)	(11,961,877)	30,906,498	3,359,402	1,700,308	—
Winnebago Industries, Inc.	128,875,490	31,281,228	(38,161,921)	1,727,411	4,711,818	128,434,026	2,225,893	2,117,910	—
WisdomTree, Inc.(s)	45,910,215	6,961,322	(5,269,862)	(396,308)	735,756	47,941,123	8,181,079	975,158	—
Wolverine World Wide, Inc.	132,926,995	25,531,032	(27,188,598)	(10,643,473)	(23,044,083)	97,581,873	5,723,277	2,300,647	—
World Fuel Services Corp.	122,548,498	26,729,131	(26,802,178)	(3,855,268)	(3,631,309)	114,988,874	4,500,543	1,808,531	—
WSFS Financial Corp.	193,477,522	8,533,208	(5,287,841)	(1,056,555)	(35,774,377)	159,891,957	4,251,315	2,470,845	—
WW International, Inc.(b)	39,112,420	5,586,527	(21,698,487)	(62,699,326)	39,698,866	—	—	—	—
Xencor, Inc.	111,628,239	29,445,208	(22,795,961)	(5,050,959)	8,574,988	121,801,515	4,367,211	—	—
Xenia Hotels & Resorts, Inc.	157,588,903	26,937,658	(26,886,987)	(1,976,755)	(46,172,928)	109,489,891	8,364,392	2,516,512	—
XPEL, Inc.(i)	N/A	32,972,288	(38,245,351)	20,818,367	7,023,811	96,821,615	1,424,895	—	—
Xperi, Inc.	—	166,538,459	(79,914,749)	(4,466,522)	(48,919,419)	33,237,769	3,040,967	—	—
Yelp, Inc.	—	169,862,275	(25,340,087)	1,561,593	9,503,880	155,587,661	5,068,002	—	—
Zimvie, Inc.(b)	34,275,851	5,279,127	(14,277,169)	(29,294,344)	4,016,535	—	—	—	—
Zumiez, Inc.	53,421,286	8,504,169	(15,075,791)	(4,423,193)	(21,619,033)	20,807,438	1,128,386	—	—

				$1,554,758,817	$(7,948,624,486)	$65,754,443,738		$1,078,629,250	$976

(a)	Formerly the Xperi Holding Corp.
(b)	As of period end, the entity is no longer held.
(c)	As of period end, the entity was not considered an affiliate.
(d)	Formerly the Realogy Holdings Corp.
(e)	Formerly the Allegheny Technologies, Inc.
(f)	Formerly the Blucora, Inc.
(g)	Represents net amount purchased (sold).
(h)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(i)	As of the beginning of the period, the entity was not considered an affiliate.
(j)	Formerly the Washington Real Estate Investment Trust.
(k)	Formerly the Schweitzer-Mauduit International, Inc.
(l)	Formerly the Meta Financial Group, Inc.
(m)	Formerly the MEDNAX, Inc.
(n)	Formerly the SPX Corp.
(o)	Formerly the Triumph Bancorp, Inc.
(p)	Formerly the Rent-A-Center, Inc.
(q)	Formerly the Allscripts Healthcare Solutions, Inc.
(r)	Formerly the Laredo Petroleum, Inc.
(s)	Formerly the WisdomTree Investments, Inc.

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russel 2000 E-Mini Index	3,160	06/16/23	$286,533	$7,097,042

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$229,671,549	$6,460,668	(c)	$236,226,572	0.3%
	Monthly	HSBC Bank PLC(d)	02/10/28	472,657,434	(29,074,107	)(e)	444,493,468	0.7
	Monthly	JPMorgan Chase Bank NA(f)	02/08/24	380,751,642	(1,233,424	)(g)	380,300,874	0.6

					$(23,846,863)		$1,061,020,914

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(94,355) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(910,141) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(782,656) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Triumph Group, Inc.	541,664	$6,277,886	2.7%

Banks
Bancorp, Inc.	82,356	2,293,615	1.0
BankUnited, Inc.	202,957	4,582,769	1.9
Banner Corp.	35,433	1,926,492	0.8
Berkshire Hills Bancorp, Inc.	71,046	1,780,413	0.8
Brookline Bancorp, Inc.	223,843	2,350,352	1.0
Central Pacific Financial Corp.	108,720	1,946,088	0.8
City Holding Co.	62,561	5,685,544	2.4
Community Bank System, Inc.	153,971	8,081,938	3.4
First Financial Bancorp	148,909	3,241,749	1.4
Hanmi Financial Corp.	54,391	1,010,041	0.4
Hilltop Holdings, Inc.	23,821	706,769	0.3

	Shares	Value	% of Basket Value

Banks (continued)
Hope Bancorp, Inc.	211,207	$2,074,053	0.9%
NBT Bancorp, Inc.	20,084	677,032	0.3
Northwest Bancshares, Inc.	543,185	6,534,516	2.8
Pacific Premier Bancorp, Inc.	277,468	6,664,781	2.8
Pathward Financial, Inc.	34,800	1,443,852	0.6
Preferred Bank	32,639	1,788,944	0.8
Provident Financial Services, Inc.	201,258	3,860,128	1.6
Renasant Corp.	3,211	98,192	0.0
S&T Bancorp, Inc.	37,801	1,188,841	0.5
Simmons First National Corp., Class A	206,805	3,617,019	1.5
TrustCo Bank Corp.	54,564	1,742,774	0.7
Trustmark Corp.	170,656	4,215,203	1.8
United Community Banks, Inc.	45,836	1,288,908	0.6
Westamerica BanCorp	14,418	638,717	0.3
WSFS Financial Corp.	162,245	6,102,035	2.6

		75,540,765

Commercial Services & Supplies
Pitney Bowes, Inc.	3,524,141	13,708,908	5.8

Communications Equipment
Extreme Networks, Inc.	2,371,399	45,341,149	19.2

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Health Care Providers & Services
RadNet, Inc.	754,117	$18,875,548	8.0%

Insurance
Ambac Financial Group, Inc.	141,562	2,191,380	0.9
Employers Holdings, Inc.	32,977	1,374,811	0.6
Genworth Financial, Inc., Class A	688,711	3,457,329	1.4
Horace Mann Educators Corp.	34,203	1,145,117	0.5
ProAssurance Corp.	141,836	2,621,129	1.1
Safety Insurance Group, Inc.	28,186	2,100,421	0.9
United Fire Group, Inc.	7,057	187,363	0.1

		13,077,550

Metals & Mining
Warrior Met Coal, Inc.	44,878	1,647,471	0.7

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	474,661	13,860,101	5.9

Residential REITs
NexPoint Residential Trust, Inc.	172,880	7,549,670	3.2

Retail REITs
Getty Realty Corp.	127,605	4,597,608	1.9
SITE Centers Corp.	1,468,747	18,036,213	7.6
Urstadt Biddle Properties, Inc., Class A	76,778	1,348,990	0.6

		23,982,811

Software
Adeia, Inc.	123,069	1,090,391	0.5

Specialized REITs
Outfront Media, Inc.	745,908	12,106,087	5.1

Water Utilities
Middlesex Water Co.	40,556	3,168,235	1.3

Net Value of Reference Entity — Goldman Sachs Bank USA		$236,226,572

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Triumph Group, Inc.	119,676	$1,387,045	0.3%

Banks
Atlantic Union Bankshares Corp.	860,736	30,168,797	6.8
BankUnited, Inc.	56,480	1,275,318	0.3
Banner Corp.	42,334	2,301,700	0.5
Berkshire Hills Bancorp, Inc.	71,396	1,789,184	0.4
Brookline Bancorp, Inc.	293,602	3,082,821	0.7
City Holding Co.	1,848	167,946	0.0
Community Bank System, Inc.	22,002	1,154,885	0.3
Customers Bancorp, Inc.	26,537	491,465	0.1
First Bancorp/Southern Pines NC	104,588	3,714,966	0.8

	Shares	Value	% of Basket Value

Banks (continued)
First Commonwealth Financial Corp.	367,765	$4,571,319	1.0%
First Financial Bancorp	218,057	4,747,101	1.1
Hanmi Financial Corp.	82,618	1,534,216	0.3
Heritage Financial Corp.	40,618	869,225	0.2
Hope Bancorp, Inc.	230,536	2,263,864	0.5
NBT Bancorp, Inc.	129,604	4,368,951	1.0
Northwest Bancshares, Inc.	6,512	78,339	0.0
OFG Bancorp	139,463	3,478,207	0.8
Preferred Bank	264,460	14,495,053	3.3
Provident Financial Services, Inc.	69,459	1,332,224	0.3
Renasant Corp.	180,804	5,528,986	1.2
S&T Bancorp, Inc.	45,701	1,437,297	0.3
Simmons First National Corp., Class A	267,682	4,681,758	1.1
TrustCo Bank Corp.	38,026	1,214,550	0.3
Trustmark Corp.	258,243	6,378,602	1.4
United Community Banks, Inc.	376,658	10,591,623	2.4
Washington Federal, Inc.	822,169	24,763,730	5.6
Westamerica BanCorp	17,845	790,534	0.2
WSFS Financial Corp.	76,512	2,877,616	0.6

		140,150,277

Commercial Services & Supplies
Pitney Bowes, Inc.	470,415	1,829,914	0.4

Consumer Finance
Bread Financial Holdings, Inc.	1,905,247	57,767,089	13.0

Diversified Telecommunication Services
Lumen Technologies, Inc.	20,115,198	53,305,275	12.0

Financial Services
Mr. Cooper Group, Inc.	342,055	14,013,993	3.2

Gas Utilities
Chesapeake Utilities Corp.	133,358	17,068,491	3.8

Hotel & Resort REITs
Pebblebrook Hotel Trust	1,692,931	23,768,751	5.3

Insurance
Ambac Financial Group, Inc.	229,674	3,555,353	0.8
Employers Holdings, Inc.	216,495	9,025,677	2.0
Genworth Financial, Inc., Class A	1,849,410	9,284,038	2.1
Horace Mann Educators Corp.	215,606	7,218,489	1.6
James River Group Holdings Ltd.	118,051	2,437,753	0.6
ProAssurance Corp.	266,656	4,927,803	1.1
Safety Insurance Group, Inc.	40,567	3,023,053	0.7
Stewart Information Services Corp.	91,175	3,678,911	0.8

		43,151,077

Metals & Mining
Arconic Corp.	6,219	163,124	0.0
Warrior Met Coal, Inc.	138,442	5,082,206	1.2

		5,245,330

Multi-Utilities
Avista Corp.	71,091	3,017,813	0.7

Office REITs
Easterly Government Properties, Inc.	209,620	2,880,179	0.6
SL Green Realty Corp.	1,167,298	27,454,849	6.2

		30,335,028

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Green Plains, Inc.	666,937	$20,668,378	4.7%
Par Pacific Holdings, Inc.	229,278	6,694,917	1.5

		27,363,295

Retail REITs
SITE Centers Corp.	1,052,703	12,927,193	2.9
Urstadt Biddle Properties, Inc., Class A	103,941	1,826,243	0.4

		14,753,436

Software
Adeia, Inc.	435,896	3,862,039	0.9

Specialized REITs
Outfront Media, Inc.	22,017	357,336	0.1

Water Utilities
Middlesex Water Co.	91,107	7,117,279	1.6

Net Value of Reference Entity — HSBC Bank PLC		$444,493,468

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2024.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Banner Corp.	4,625	$251,461	0.1%
Central Pacific Financial Corp.	279,285	4,999,202	1.3
Community Bank System, Inc.	40,018	2,100,545	0.6
Customers Bancorp, Inc.	43,914	813,287	0.2
Eagle Bancorp, Inc.	56,958	1,906,384	0.5
First BanCorp/Puerto Rico	460,644	5,260,554	1.4
Hope Bancorp, Inc.	127,539	1,252,433	0.3
Independent Bank Corp.	185,867	12,196,593	3.2
National Bank Holdings Corp., Class A	26,557	888,597	0.2
Preferred Bank	49,950	2,737,760	0.7
Seacoast Banking Corp. of Florida	407,507	9,657,916	2.6
TrustCo Bank Corp.	11,760	375,614	0.1

	Shares	Value	% of Basket Value

Banks (continued)
Veritex Holdings, Inc.	190,848	$3,484,884	0.9%
WSFS Financial Corp.	1,596	60,026	0.0

		45,985,256

Communications Equipment
Extreme Networks, Inc.	1,207,729	23,091,778	6.1

Electronic Equipment, Instruments & Components
ScanSource, Inc.	20,000	608,800	0.2

Financial Services
Radian Group, Inc.	8,910,060	196,912,326	51.8

Health Care Providers & Services
RadNet, Inc.	322,653	8,076,004	2.1

Insurance
Ambac Financial Group, Inc.	688,752	10,661,881	2.8
Genworth Financial, Inc., Class A	2,541,895	12,760,313	3.4

		23,422,194

Metals & Mining
Warrior Met Coal, Inc.	1,112,139	40,826,623	10.7

Office REITs
Easterly Government Properties, Inc.	124,603	1,712,045	0.4

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	453,028	13,228,418	3.5

Residential REITs
NexPoint Residential Trust, Inc.	114,148	4,984,843	1.3

Retail REITs
Acadia Realty Trust	43,472	606,435	0.1
Getty Realty Corp.	10,077	363,074	0.1
SITE Centers Corp.	1,578,762	19,387,197	5.1

		20,356,706

Software
Adeia, Inc.	100,602	891,334	0.2

Specialized REITs
Outfront Media, Inc.	12,603	204,547	0.1

Net Value of Reference Entity — JPMorgan Chase Bank NA		$380,300,874

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$6,460,668	$(30,307,531)

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,097,042	$—	$—	$—	$7,097,042
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	6,460,668	—	—	—	6,460,668

	$—	$—	$13,557,710	$—	$—	$—	$13,557,710

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$30,307,531	$—	$—	$—	$30,307,531

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(12,826,306)	$—	$—	$—	$(12,826,306)
Swaps	—	—	(144,078,571)	—	—	—	(144,078,571)

	$—	$—	$(156,904,877)	$—	$—	$—	$(156,904,877)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$5,839,004	$—	$—	$—	$5,839,004
Swaps	—	—	(34,438,561)	—	—	—	(34,438,561)

	$—	$—	$(28,599,557)	$—	$—	$—	$(28,599,557)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$226,670,576
Total return swaps
Average notional amount	$926,318,975

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$6,184,460	$—
Swaps — OTC(a)	6,460,668	30,307,531

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$12,645,128	$30,307,531

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,184,460)	—

Total derivative assets and liabilities subject to an MNA	$6,460,668	$30,307,531

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P Small-Cap ETF

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Goldman Sachs Bank USA	$6,460,668	$—	$—	$—	$6,460,668

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)

HSBC Bank PLC	$29,074,107	$—	$—	$(29,074,107)	$—
JPMorgan Chase Bank N.A	1,233,424	—	—	(1,233,424)	—

	$30,307,531	$—	$—	$(30,307,531)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$65,397,157,378	$—	$—	$65,397,157,378
Short-Term Securities
Money Market Funds	5,370,022,328	—	—	5,370,022,328

	$70,767,179,706	$—	$—	$70,767,179,706

Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,097,042	$6,460,668	$—	$13,557,710
Liabilities
Equity Contracts	—	(30,307,531)	—	(30,307,531)

	$7,097,042	$(23,846,863)	$—	$(16,749,821)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Axon Enterprise, Inc.(a)	42,920	$9,650,562
Curtiss-Wright Corp.	24,275	4,278,711
General Dynamics Corp.	75,541	17,239,212
L3Harris Technologies, Inc.	60,443	11,861,334
Lockheed Martin Corp.	102,459	48,435,443
Mercury Systems, Inc.(a)	21,312	1,089,469
Northrop Grumman Corp.	65,791	30,377,021
TransDigm Group, Inc.	15,594	11,493,558

		134,425,310

Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	40,279	4,002,524
Expeditors International of Washington, Inc.	101,057	11,128,397

		15,130,921

Automobile Components — 0.1%
Autoliv, Inc.	15,771	1,472,380
Fox Factory Holding Corp.(a)(b)	26,851	3,258,906
Gentex Corp.	68,561	1,921,765
Visteon Corp.(a)	17,818	2,794,397

		9,447,448

Automobiles — 2.9%
Harley-Davidson, Inc.	53,089	2,015,789
Tesla, Inc.(a)	1,708,150	354,372,799

		356,388,588

Banks — 0.2%
Bank of Hawaii Corp.	13,545	705,424
Cathay General Bancorp	24,407	842,530
Columbia Banking System, Inc.	68,643	1,470,333
Commerce Bancshares, Inc.	49,224	2,872,220
Cullen/Frost Bankers, Inc.	27,350	2,881,049
East West Bancorp, Inc.	45,744	2,538,792
First Financial Bankshares, Inc.	43,788	1,396,837
First Horizon Corp.	224,366	3,989,227
Fulton Financial Corp.	51,999	718,626
Glacier Bancorp, Inc.	38,075	1,599,531
Hancock Whitney Corp.	27,813	1,012,393
International Bancshares Corp.	20,394	873,271
SouthState Corp.	27,408	1,953,094
United Bankshares, Inc.	40,578	1,428,346

		24,281,673

Beverages — 2.6%
Boston Beer Co., Inc., Class A, NVS(a)	4,207	1,382,841
Brown-Forman Corp., Class B, NVS	63,712	4,094,770
Celsius Holdings, Inc.(a)(b)	25,647	2,383,632
Coca-Cola Co.	1,606,752	99,666,827
Constellation Brands, Inc., Class A	57,594	13,009,909
Keurig Dr Pepper, Inc.	269,459	9,506,513
Monster Beverage Corp.(a)	483,202	26,097,740
PepsiCo, Inc.	874,720	159,461,456

		315,603,688

Biotechnology — 4.1%
AbbVie, Inc.	1,123,200	179,004,384
Amgen, Inc.	339,139	81,986,853
Arrowhead Pharmaceuticals, Inc.(a)	32,359	821,919
Biogen, Inc.(a)	42,869	11,918,868
Exelixis, Inc.(a)	204,610	3,971,480
Gilead Sciences, Inc.	791,994	65,711,742
Halozyme Therapeutics, Inc.(a)	85,871	3,279,414
Incyte Corp.(a)(b)	118,631	8,573,463

Security	Shares	Value

Biotechnology (continued)
Moderna, Inc.(a)(b)	209,842	$32,227,534
Neurocrine Biosciences, Inc.(a)	61,038	6,178,266
Regeneron Pharmaceuticals, Inc.(a)	68,282	56,105,271
United Therapeutics Corp.(a)	28,899	6,472,220
Vertex Pharmaceuticals, Inc.(a)	163,284	51,445,890

		507,697,304

Broadline Retail — 2.2%
Amazon.com, Inc.(a)	2,604,601	269,029,237
Etsy, Inc.(a)(b)	46,389	5,164,488
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	18,081	1,047,613

		275,241,338

Building Products — 0.3%
Advanced Drainage Systems, Inc.(b)	30,593	2,576,236
Builders FirstSource, Inc.(a)	93,486	8,299,687
Carlisle Cos., Inc.	32,845	7,425,269
Lennox International, Inc.	12,708	3,193,266
Masco Corp.	101,619	5,052,497
Owens Corning	31,982	3,063,876
Simpson Manufacturing Co., Inc.	27,059	2,966,749
Trex Co., Inc.(a)(b)	37,006	1,801,082
UFP Industries, Inc.	39,145	3,110,853

		37,489,515

Capital Markets — 1.1%
Affiliated Managers Group, Inc.	15,818	2,252,800
Ameriprise Financial, Inc.	67,053	20,551,744
Cboe Global Markets, Inc.	44,636	5,991,937
Charles Schwab Corp.	571,262	29,922,703
Evercore, Inc., Class A	11,370	1,311,871
FactSet Research Systems, Inc.	14,512	6,023,786
Federated Hermes, Inc., Class B	37,004	1,485,341
Interactive Brokers Group, Inc., Class A	36,587	3,020,623
Jefferies Financial Group, Inc.	117,311	3,723,451
MarketAxess Holdings, Inc.	11,708	4,581,223
Moody’s Corp.	47,075	14,405,891
MSCI, Inc., Class A	28,988	16,224,294
Nasdaq, Inc.	137,857	7,536,642
Raymond James Financial, Inc.	122,815	11,454,955
SEI Investments Co.	64,995	3,740,462

		132,227,723

Chemicals — 1.6%
Air Products & Chemicals, Inc.	141,280	40,577,029
Albemarle Corp.	74,343	16,432,777
Ashland, Inc.	21,180	2,175,398
Axalta Coating Systems Ltd.(a)	63,059	1,910,057
Cabot Corp.	35,638	2,731,296
CF Industries Holdings, Inc.	124,214	9,004,273
Chemours Co.	54,505	1,631,880
Corteva, Inc.	312,183	18,827,757
FMC Corp.	79,724	9,736,692
Ingevity Corp.(a)(b)	22,284	1,593,752
Linde PLC	190,820	67,825,061
Mosaic Co.	215,495	9,886,910
NewMarket Corp.	2,334	851,863
Olin Corp.	78,356	4,348,758
RPM International, Inc.	81,900	7,144,956
Valvoline, Inc.	51,872	1,812,408
Westlake Corp.(b)	21,818	2,530,451

		199,021,318

Commercial Services & Supplies — 0.7%
Brink’s Co.	13,831	923,911

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Cintas Corp.	32,330	$14,958,444
Clean Harbors, Inc.(a)	31,950	4,554,792
Copart, Inc.(a)	271,946	20,453,059
MSA Safety, Inc.	13,323	1,778,621
Republic Services, Inc.	71,710	9,696,626
Rollins, Inc.	146,791	5,509,066
Tetra Tech, Inc.	19,218	2,823,316
Waste Management, Inc.	139,125	22,701,026

		83,398,861

Communications Equipment — 0.4%
Arista Networks, Inc.(a)	157,203	26,388,096
Calix, Inc.(a)	36,158	1,937,707
Motorola Solutions, Inc.	58,408	16,712,281

		45,038,084

Construction & Engineering — 0.2%
AECOM	47,768	4,027,798
EMCOR Group, Inc.	30,193	4,909,080
Quanta Services, Inc.	90,657	15,107,082
Valmont Industries, Inc.	13,554	4,327,521

		28,371,481

Construction Materials — 0.1%
Eagle Materials, Inc.	23,391	3,432,629
Vulcan Materials Co.	49,775	8,539,399

		11,972,028

Consumer Finance — 0.4%
American Express Co.	185,046	30,523,338
Discover Financial Services	98,625	9,748,095
FirstCash Holdings, Inc.	23,778	2,267,708
SLM Corp.	158,887	1,968,610

		44,507,751

Consumer Staples Distribution & Retail — 1.3%
BJ’s Wholesale Club Holdings, Inc.(a)	48,783	3,710,923
Casey’s General Stores, Inc.	23,620	5,112,785
Costco Wholesale Corp.	186,002	92,418,814
Dollar General Corp.	141,807	29,844,701
Dollar Tree, Inc.(a)	132,407	19,007,025
Fresh Market, Inc. Escrow(a)(c)	3,194	—
Performance Food Group Co.(a)	44,379	2,677,829
Sprouts Farmers Market, Inc.(a)(b)	36,210	1,268,436
U.S. Foods Holding Corp.(a)	36,397	1,344,505

		155,385,018

Containers & Packaging — 0.1%
AptarGroup, Inc.	19,486	2,303,051
Silgan Holdings, Inc.	52,996	2,844,295
Sonoco Products Co.	31,496	1,921,256

		7,068,602

Distributors — 0.1%
Genuine Parts Co.	64,285	10,755,524
Pool Corp.	15,655	5,360,898

		16,116,422

Diversified Consumer Services — 0.1%
Grand Canyon Education, Inc.(a)	19,430	2,213,077
H&R Block, Inc.	98,616	3,476,214
Service Corp. International	97,679	6,718,362

		12,407,653

Diversified Telecommunication Services — 0.0%
Iridium Communications, Inc.	79,705	4,936,131

Security	Shares	Value

Electric Utilities — 0.2%
IDACORP, Inc.	16,974	$1,838,793
NRG Energy, Inc.	68,969	2,364,947
OGE Energy Corp.	126,950	4,780,937
PG&E Corp.(a)(b)	1,019,912	16,491,977
PNM Resources, Inc.	33,710	1,641,003

		27,117,657

Electrical Equipment — 0.2%
Acuity Brands, Inc.(b)	10,242	1,871,521
AMETEK, Inc.	72,717	10,567,961
Hubbell, Inc.	34,058	8,286,652
nVent Electric PLC	105,682	4,537,985
SunPower Corp.(a)(b)	30,413	420,916
Vicor Corp.(a)	6,097	286,193

		25,971,228

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	377,460	30,846,031
Belden, Inc.	27,123	2,353,463
CDW Corp.	54,174	10,557,971
Cognex Corp.	57,152	2,831,882
Keysight Technologies, Inc.(a)	61,373	9,910,512
Littelfuse, Inc.	9,760	2,616,558
National Instruments Corp.	47,457	2,487,221
Novanta, Inc.(a)	22,642	3,602,116

		65,205,754

Energy Equipment & Services — 0.3%
ChampionX Corp.	126,451	3,430,616
NOV, Inc.	248,851	4,606,232
Schlumberger NV	478,443	23,491,551
Valaris Ltd.(a)	38,206	2,485,682

		34,014,081

Entertainment — 0.3%
Activision Blizzard, Inc.	266,218	22,785,599
Electronic Arts, Inc.	112,991	13,609,766
World Wrestling Entertainment, Inc., Class A	27,475	2,507,368

		38,902,733

Financial Services — 3.9%
Euronet Worldwide, Inc.(a)	14,642	1,638,440
Fiserv, Inc.(a)	278,692	31,500,557
FleetCor Technologies, Inc.(a)	24,744	5,217,272
Jack Henry & Associates, Inc.	46,869	7,064,096
Mastercard, Inc., Class A	535,864	194,738,336
Visa, Inc., Class A(b)	1,032,042	232,684,189
WEX, Inc.(a)	27,647	5,084,007

		477,926,897

Food Products — 1.1%
Archer-Daniels-Midland Co.	170,253	13,562,354
Bunge Ltd.	39,045	3,729,578
Campbell Soup Co.	75,065	4,127,074
Darling Ingredients, Inc.(a)	101,794	5,944,770
Flowers Foods, Inc.	76,690	2,102,073
General Mills, Inc.	255,328	21,820,331
Hershey Co.	93,214	23,714,574
Hormel Foods Corp.	132,051	5,266,194
Kellogg Co.	89,180	5,971,493
Lamb Weston Holdings, Inc.	91,118	9,523,653
Lancaster Colony Corp.	12,591	2,554,462
McCormick & Co., Inc., NVS	80,961	6,736,765
Mondelez International, Inc., Class A	467,220	32,574,578

		137,627,899

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.1%
Atmos Energy Corp.	56,130	$6,306,767
National Fuel Gas Co.	40,648	2,347,016
New Jersey Resources Corp.	39,617	2,107,624
ONE Gas, Inc.	34,289	2,716,717
Spire, Inc.	16,298	1,143,142

		14,621,266

Ground Transportation — 0.8%
Avis Budget Group, Inc.(a)(b)	15,811	3,079,983
CSX Corp.	638,852	19,127,229
JB Hunt Transport Services, Inc.	53,180	9,330,963
Knight-Swift Transportation Holdings, Inc.	50,892	2,879,469
Landstar System, Inc.	22,789	4,085,156
Old Dominion Freight Line, Inc.(b)	57,544	19,613,297
Saia, Inc.(a)(b)	9,586	2,608,159
Union Pacific Corp.	194,196	39,083,887

		99,808,143

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	575,765	58,301,964
Boston Scientific Corp.(a)(b)	483,415	24,185,252
Dexcom, Inc.(a)	245,296	28,498,489
Globus Medical, Inc., Class A(a)	49,121	2,782,213
Haemonetics Corp.(a)	32,071	2,653,875
Hologic, Inc.(a)	156,591	12,636,894
IDEXX Laboratories, Inc.(a)	25,791	12,897,563
Inari Medical, Inc.(a)	30,662	1,893,072
Insulet Corp.(a)	44,060	14,053,378
Intuitive Surgical, Inc.(a)	108,849	27,807,654
Lantheus Holdings, Inc.(a)	43,678	3,606,056
Masimo Corp.(a)	19,374	3,575,278
Penumbra, Inc.(a)(b)	15,206	4,237,760
QuidelOrtho Corp.(a)	18,731	1,668,745
ResMed, Inc.	50,236	11,001,182
Shockwave Medical, Inc.(a)(b)	22,944	4,974,948
STAAR Surgical Co.(a)(b)	20,851	1,333,421

		216,107,744

Health Care Providers & Services — 3.8%
Acadia Healthcare Co., Inc.(a)	33,427	2,415,101
Chemed Corp.	6,410	3,446,977
Cigna Group	93,206	23,816,929
Elevance Health, Inc.	151,623	69,717,772
Encompass Health Corp.	29,067	1,572,525
HCA Healthcare, Inc.	72,725	19,176,128
HealthEquity, Inc.(a)	53,627	3,148,441
Humana, Inc.	50,696	24,610,880
McKesson Corp.	40,113	14,282,234
Molina Healthcare, Inc.(a)	36,999	9,896,862
Option Care Health, Inc.(a)	106,451	3,381,948
Progyny, Inc.(a)(b)	17,698	568,460
Quest Diagnostics, Inc.	46,656	6,600,891
UnitedHealth Group, Inc.	593,424	280,446,248

		463,081,396

Health Care REITs — 0.0%
Omega Healthcare Investors, Inc.	72,689	1,992,406

Hotels, Restaurants & Leisure — 1.8%
Aramark	67,841	2,428,708
Boyd Gaming Corp.	29,783	1,909,686
Chipotle Mexican Grill, Inc.(a)	17,510	29,912,158
Choice Hotels International, Inc.	10,396	1,218,307
Churchill Downs, Inc.	20,918	5,376,972
Domino’s Pizza, Inc.	10,359	3,417,123

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Hilton Grand Vacations, Inc.(a)(b)	25,716	$1,142,562
Hilton Worldwide Holdings, Inc.	81,447	11,473,439
Light & Wonder, Inc., Class A(a)	27,446	1,648,132
Marriott International, Inc., Class A	86,922	14,432,529
McDonald’s Corp.	288,410	80,642,320
Papa John’s International, Inc.	9,205	689,731
Starbucks Corp.	372,909	38,831,014
Texas Roadhouse, Inc.	42,444	4,586,499
Wendy’s Co.	108,103	2,354,484
Wingstop, Inc.	19,004	3,488,754
Wyndham Hotels & Resorts, Inc.	29,199	1,981,152
Yum! Brands, Inc.	113,477	14,988,042

		220,521,612

Household Durables — 0.1%
DR Horton, Inc.	99,407	9,711,070
Tempur Sealy International, Inc.	108,588	4,288,140
TopBuild Corp.(a)	10,786	2,244,998

		16,244,208

Household Products — 1.3%
Clorox Co.	35,182	5,567,200
Colgate-Palmolive Co.	292,495	21,980,999
Kimberly-Clark Corp.	102,609	13,772,180
Procter & Gamble Co.	824,088	122,533,645

		163,854,024

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	254,003	6,116,392
Ormat Technologies, Inc.(b)	19,669	1,667,341

		7,783,733

Industrial REITs — 0.1%
EastGroup Properties, Inc.	15,230	2,517,823
First Industrial Realty Trust, Inc.	42,819	2,277,971
Rexford Industrial Realty, Inc.	68,643	4,094,555

		8,890,349

Insurance — 1.9%
American Financial Group, Inc.	19,900	2,417,850
Aon PLC, Class A	86,099	27,146,154
Arch Capital Group Ltd.(a)	234,581	15,921,012
Arthur J. Gallagher & Co.	86,438	16,536,454
Brown & Brown, Inc.	88,117	5,059,678
Chubb Ltd.	150,417	29,207,973
Everest Re Group Ltd.	14,386	5,150,476
Globe Life, Inc.	40,104	4,412,242
Hanover Insurance Group, Inc.	13,297	1,708,664
Kinsale Capital Group, Inc.	13,690	4,109,053
Marsh & McLennan Cos., Inc.	201,208	33,511,192
Primerica, Inc.	16,498	2,841,616
Principal Financial Group, Inc.	87,298	6,487,987
Progressive Corp.	371,482	53,144,215
RenaissanceRe Holdings Ltd.	15,514	3,108,075
RLI Corp.	25,615	3,404,490
Selective Insurance Group, Inc.	38,190	3,640,653
Travelers Cos., Inc.	79,477	13,623,153
W R Berkley Corp.	129,246	8,046,856

		239,477,793

Interactive Media & Services — 6.0%
Alphabet, Inc., Class A(a)	3,782,778	392,387,562
Alphabet, Inc., Class C, NVS(a)	3,297,647	342,955,288

		735,342,850

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 0.7%
Accenture PLC, Class A	195,982	$56,013,616
EPAM Systems, Inc.(a)	24,867	7,435,233
Gartner, Inc.(a)	50,181	16,347,464
VeriSign, Inc.(a)	28,689	6,062,846

		85,859,159

Leisure Products — 0.0%
Brunswick Corp.	27,220	2,232,040
Polaris, Inc.(b)	18,476	2,044,000
YETI Holdings, Inc.(a)	30,187	1,207,480

		5,483,520

Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	112,813	15,606,550
Bio-Techne Corp.	48,247	3,579,445
Bruker Corp.	37,552	2,960,600
Danaher Corp.	416,302	104,924,756
IQVIA Holdings, Inc.(a)	56,681	11,273,284
Medpace Holdings, Inc.(a)	16,001	3,008,988
Mettler-Toledo International, Inc.(a)	9,116	13,949,394
Repligen Corp.(a)(b)	32,796	5,521,535
Thermo Fisher Scientific, Inc.	249,092	143,569,156
Waters Corp.(a)	37,712	11,676,767

		316,070,475

Machinery — 1.6%
AGCO Corp.	20,388	2,756,458
Caterpillar, Inc.	198,253	45,368,216
Chart Industries, Inc.(a)(b)	11,949	1,498,405
Crane NXT Co.	15,141	1,718,503
Cummins, Inc.	46,068	11,004,724
Deere & Co.	171,745	70,910,076
Donaldson Co., Inc.	49,749	3,250,600
Graco, Inc.	69,552	5,077,991
IDEX Corp.	27,287	6,304,116
Illinois Tool Works, Inc.	89,921	21,891,267
ITT, Inc.	24,180	2,086,734
Lincoln Electric Holdings, Inc.	36,627	6,193,626
Middleby Corp.(a)	16,441	2,410,415
Snap-on, Inc.	19,196	4,739,300
Timken Co.	20,538	1,678,365
Toro Co.	66,177	7,356,235
Watts Water Technologies, Inc., Class A	9,024	1,518,920

		195,763,951

Media — 0.0%
New York Times Co., Class A	52,304	2,033,580
Nexstar Media Group, Inc., Class A	23,934	4,132,444

		6,166,024

Metals & Mining — 0.8%
Commercial Metals Co.	41,629	2,035,658
Freeport-McMoRan, Inc.	909,041	37,188,867
MP Materials Corp., Class A(a)(b)	58,628	1,652,723
Nucor Corp.	160,333	24,766,639
Reliance Steel & Aluminum Co.	37,252	9,564,078
Royal Gold, Inc.	41,646	5,401,903
Steel Dynamics, Inc.	105,931	11,976,559
Worthington Industries, Inc.	9,403	607,904

		93,194,331

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	295,822	5,653,158

Multi-Utilities — 0.2%
Black Hills Corp.	21,445	1,353,179

Security	Shares	Value

Multi-Utilities (continued)
Sempra Energy	120,210	$18,170,944
WEC Energy Group, Inc.	103,863	9,845,174

		29,369,297

Office REITs — 0.0%
Corporate Office Properties Trust	37,026	877,887

Oil, Gas & Consumable Fuels — 6.9%
Antero Midstream Corp.	212,720	2,231,433
Antero Resources Corp.(a)	175,171	4,044,698
APA Corp.	204,000	7,356,240
Chevron Corp.	1,129,845	184,345,510
Chord Energy Corp.	20,083	2,703,172
CNX Resources Corp.(a)(b)	106,899	1,712,522
ConocoPhillips	777,296	77,115,536
Coterra Energy, Inc.	499,495	12,257,607
Devon Energy Corp.	415,147	21,010,590
Diamondback Energy, Inc.	117,016	15,817,053
DT Midstream, Inc.	61,350	3,028,850
EOG Resources, Inc.	373,426	42,805,822
EQT Corp.	232,097	7,406,215
Equitrans Midstream Corp.	126,106	728,893
Exxon Mobil Corp.	2,615,425	286,807,506
Hess Corp.	176,126	23,308,515
HF Sinclair Corp.	37,500	1,814,250
Marathon Oil Corp.	401,428	9,618,215
Marathon Petroleum Corp.	138,788	18,712,786
Matador Resources Co.(b)	71,296	3,397,255
Murphy Oil Corp.	92,785	3,431,189
Occidental Petroleum Corp.(b)	462,866	28,896,724
ONEOK, Inc.	283,271	17,999,039
PBF Energy, Inc., Class A	72,403	3,139,394
PDC Energy, Inc.	58,523	3,756,006
Pioneer Natural Resources Co.	151,201	30,881,292
Range Resources Corp.	153,337	4,058,830
Southwestern Energy Co.(a)	700,224	3,501,120
Targa Resources Corp.	143,765	10,487,657
Williams Cos., Inc.	775,114	23,144,904

		855,518,823

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	45,524	2,467,856

Personal Care Products — 0.0%
BellRing Brands, Inc.(a)(b)	35,188	1,196,392

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	1,350,369	93,594,075
Eli Lilly & Co.	500,885	172,013,927
Jazz Pharmaceuticals PLC(a)	39,880	5,835,640
Johnson & Johnson	1,029,518	159,575,290
Merck & Co., Inc.	1,610,281	171,317,796
Pfizer, Inc.	3,565,132	145,457,386

		747,794,114

Professional Services — 1.2%
Automatic Data Processing, Inc.	263,164	58,588,201
Broadridge Financial Solutions, Inc.	35,857	5,255,561
CACI International, Inc., Class A(a)(b)	9,516	2,819,400
Concentrix Corp.	26,915	3,271,518
CoStar Group, Inc.(a)(b)	257,840	17,752,284
Equifax, Inc.	38,208	7,750,111
ExlService Holdings, Inc.(a)	21,012	3,400,372
Exponent, Inc.	22,246	2,217,704
FTI Consulting, Inc.(a)(b)	21,865	4,315,058
Genpact Ltd.	61,055	2,821,962

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Insperity, Inc.	22,640	$2,751,892
KBR, Inc.	87,044	4,791,772
Leidos Holdings, Inc.	56,279	5,181,045
Paychex, Inc.	116,094	13,303,211
Science Applications International Corp.	23,388	2,513,274
Verisk Analytics, Inc.(b)	45,689	8,765,892

		145,499,257

Retail REITs — 0.1%
Agree Realty Corp.	38,891	2,668,312
Brixmor Property Group, Inc.	93,361	2,009,129
National Retail Properties, Inc.	62,809	2,773,017

		7,450,458

Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc.(a)	552,842	54,184,044
Allegro MicroSystems, Inc.(a)(b)	16,076	771,487
Amkor Technology, Inc.	63,696	1,657,370
Analog Devices, Inc.	151,070	29,794,025
Applied Materials, Inc.	535,455	65,769,938
Broadcom, Inc.	159,245	102,162,037
Cirrus Logic, Inc.(a)(b)	34,934	3,821,081
Enphase Energy, Inc.(a)	86,317	18,150,739
First Solar, Inc.(a)	62,907	13,682,272
KLA Corp.	87,886	35,081,455
Lam Research Corp.	85,694	45,428,103
Lattice Semiconductor Corp.(a)	87,030	8,311,365
MACOM Technology Solutions Holdings, Inc.(a)(b)	32,439	2,297,979
Microchip Technology, Inc.	171,151	14,339,031
Monolithic Power Systems, Inc.	28,555	14,292,920
NVIDIA Corp.	1,562,397	433,987,015
NXP Semiconductors NV(b)	97,116	18,109,706
ON Semiconductor Corp.(a)	274,352	22,584,657
Power Integrations, Inc.	36,324	3,074,463
QUALCOMM, Inc.	708,159	90,346,925
Silicon Laboratories, Inc.(a)	10,549	1,847,024
SiTime Corp.(a)(b)	5,525	785,821
SolarEdge Technologies, Inc.(a)(b)	35,482	10,784,754
Teradyne, Inc.	48,609	5,225,954
Texas Instruments, Inc.	362,597	67,446,668
Universal Display Corp.	17,404	2,699,883
Wolfspeed, Inc.(a)	35,518	2,306,894

		1,068,943,610

Software — 9.5%
Adobe, Inc.(a)	136,655	52,662,737
Autodesk, Inc.(a)	75,424	15,700,260
Blackbaud, Inc.(a)	13,053	904,573
Cadence Design Systems, Inc.(a)	174,224	36,602,720
CommVault Systems, Inc.(a)	18,954	1,075,450
Dynatrace, Inc.(a)	137,303	5,807,917
Envestnet, Inc.(a)(b)	9,413	552,261
Fair Isaac Corp.(a)	16,024	11,259,905
Fortinet, Inc.(a)	411,786	27,367,297
Gen Digital, Inc.	194,637	3,339,971
Intuit, Inc.	94,563	42,159,022
Manhattan Associates, Inc.(a)	23,016	3,564,028
Microsoft Corp.	2,742,073	790,539,646
Oracle Corp.	575,897	53,512,349
Paycom Software, Inc.(a)(b)	30,704	9,334,323
Paylocity Holding Corp.(a)	26,155	5,199,091
PTC, Inc.(a)	67,944	8,712,459
Qualys, Inc.(a)(b)	21,956	2,854,719
ServiceNow, Inc.(a)	128,929	59,915,885

Security	Shares	Value

Software (continued)
Synopsys, Inc.(a)	96,804	$37,390,545
Teradata Corp.(a)	29,829	1,201,512
Tyler Technologies, Inc.(a)	12,428	4,407,466

		1,174,064,136

Specialized REITs — 0.9%
American Tower Corp.	156,662	32,012,313
CubeSmart	76,833	3,551,221
Extra Space Storage, Inc.	42,617	6,943,588
Iron Mountain, Inc.	116,306	6,153,751
Lamar Advertising Co., Class A	31,044	3,100,985
Life Storage, Inc.	32,982	4,323,610
National Storage Affiliates Trust	25,291	1,056,658
PotlatchDeltic Corp.	29,234	1,447,083
Public Storage	62,222	18,799,755
Rayonier, Inc.	51,140	1,700,916
SBA Communications Corp.	38,403	10,025,871
VICI Properties, Inc.	364,290	11,883,140
Weyerhaeuser Co.	266,228	8,021,450

		109,020,341

Specialty Retail — 2.5%
AutoNation, Inc.(a)	10,008	1,344,675
AutoZone, Inc.(a)	11,945	29,362,602
Dick’s Sporting Goods, Inc.	19,049	2,702,863
Five Below, Inc.(a)(b)	24,353	5,015,987
Home Depot, Inc.	343,073	101,247,704
Lowe’s Cos., Inc.	265,000	52,992,050
Murphy U.S.A., Inc.	12,691	3,274,912
O’Reilly Automotive, Inc.(a)	39,556	33,582,253
TJX Cos., Inc.	469,686	36,804,595
Tractor Supply Co.	70,147	16,487,351
Ulta Beauty, Inc.(a)	32,266	17,606,588
Williams-Sonoma, Inc.	20,386	2,480,161

		302,901,741

Technology Hardware, Storage & Peripherals — 12.7%
Apple Inc.	9,445,912	1,557,630,889
Super Micro Computer, Inc.(a)	23,464	2,500,089

		1,560,130,978

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc.(a)	39,209	4,957,586
Deckers Outdoor Corp.(a)	16,808	7,556,036

		12,513,622

Tobacco — 0.6%
Altria Group, Inc.	589,699	26,312,369
Philip Morris International, Inc.	531,392	51,677,872

		77,990,241

Trading Companies & Distributors — 0.3%
Fastenal Co.	178,218	9,613,079
GATX Corp.	11,591	1,275,242
MSC Industrial Direct Co., Inc., Class A	14,947	1,255,548
Watsco, Inc.	21,118	6,718,903
WW Grainger, Inc.	28,513	19,640,039

		38,502,811

Water Utilities — 0.1%
Essential Utilities, Inc.	151,454	6,610,967

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)(b)	255,657	37,029,360

Total Long-Term Investments — 99.8% (Cost: $9,927,871,648)		12,296,721,139

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	113,471,356	$113,505,398
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	17,496,613	17,496,613

Total Short-Term Securities — 1.0% (Cost: $130,976,315)		131,002,011

Total Investments — 100.8% (Cost: $10,058,847,963)		12,427,723,150

Liabilities in Excess of Other Assets — (0.8)%		(104,260,702)

Net Assets — 100.0%		$12,323,462,448

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$58,826,169	$54,610,758	(a)	$—		$56,324	$12,147	$113,505,398	113,471,356	$663,645	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,116,000	—		(619,387	)(a)	—	—	17,496,613	17,496,613	442,612		4
BlackRock, Inc.(c)	35,500,282	7,890,408		(40,836,980)		4,263,812	(6,817,522)	—	—	733,537		—

						$4,320,136	$(6,805,375)	$131,002,011		$1,839,794		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Technology Select Sector Index	26	06/16/23	$3,993	$332,338
S&P 500 E-mini Index	93	06/16/23	19,241	1,057,845

				$1,390,183

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,390,183	$—	$—	$—	$1,390,183

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,567,797)	$—	$—	$—	$(4,567,797)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(46,777)	$—	$—	$—	$(46,777)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$19,560,256

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$12,296,721,139	$—	$—	$12,296,721,139
Short-Term Securities
Money Market Funds	131,002,011	—	—	131,002,011

	$12,427,723,150	$—	$—	$12,427,723,150

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,390,183	$—	$—	$1,390,183

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.5%
Boeing Co.(a)	434,935	$92,393,242
General Dynamics Corp.	82,099	18,735,813
Hexcel Corp.	66,040	4,507,230
Howmet Aerospace, Inc.	284,374	12,048,926
Huntington Ingalls Industries, Inc.	31,003	6,418,241
L3Harris Technologies, Inc.	73,378	14,399,699
Lockheed Martin Corp.	50,905	24,064,321
Mercury Systems, Inc.(a)	18,586	950,116
Northrop Grumman Corp.	31,162	14,388,119
Raytheon Technologies Corp.	1,133,040	110,958,607
Textron, Inc.	161,166	11,383,155
TransDigm Group, Inc.	21,309	15,705,798
Woodward, Inc.	45,935	4,472,691

		330,425,958

Air Freight & Logistics — 1.2%
CH Robinson Worldwide, Inc.	41,322	4,106,167
FedEx Corp.	179,595	41,035,662
GXO Logistics, Inc.(a)(b)	93,162	4,700,955
United Parcel Service, Inc., Class B	564,465	109,500,565

		159,343,349

Automobile Components — 0.4%
Adient PLC(a)(b)	73,038	2,991,636
Aptiv PLC(a)	210,042	23,564,612
Autoliv, Inc.	40,962	3,824,212
BorgWarner, Inc.	181,879	8,932,078
Dana, Inc.	104,482	1,572,454
Gentex Corp.	96,706	2,710,669
Goodyear Tire & Rubber Co.(a)	226,984	2,501,364
Lear Corp.	46,136	6,435,511

		52,532,536

Automobiles — 0.6%
Ford Motor Co.	3,028,228	38,155,673
General Motors Co.	1,078,656	39,565,102
Harley-Davidson, Inc.	37,563	1,426,267
Thor Industries, Inc.	40,971	3,262,930

		82,409,972

Banks — 6.8%
Associated Banc-Corp.	121,001	2,175,598
Bank of America Corp.	5,398,138	154,386,747
Bank of Hawaii Corp.	14,963	779,273
Bank OZK	87,688	2,998,930
Cadence Bank	42,877	890,127
Cathay General Bancorp	27,842	961,106
Citigroup, Inc.	1,498,013	70,241,830
Citizens Financial Group, Inc.	382,913	11,629,068
Columbia Banking System, Inc.	78,840	1,688,753
Comerica, Inc.	101,936	4,426,061
Commerce Bancshares, Inc.	27,866	1,625,981
Cullen/Frost Bankers, Inc.	16,176	1,703,980
East West Bancorp, Inc.	54,718	3,036,849
Fifth Third Bancorp	528,393	14,076,390
First Financial Bankshares, Inc.	46,575	1,485,742
First Horizon Corp.	139,288	2,476,541
First Republic Bank(b)	146,182	2,045,086
FNB Corp.	287,999	3,340,788
Fulton Financial Corp.	65,208	901,175
Glacier Bancorp, Inc.	38,902	1,634,273
Hancock Whitney Corp.	33,800	1,230,320
Home BancShares, Inc.	150,424	3,265,705

Security	Shares	Value

Banks (continued)
Huntington Bancshares, Inc.	1,121,488	$12,560,666
International Bancshares Corp.	15,709	672,659
JPMorgan Chase & Co.	2,268,618	295,623,612
KeyCorp	726,757	9,098,998
M&T Bank Corp.	130,925	15,654,702
New York Community Bancorp, Inc., Class A	533,708	4,824,720
Old National Bancorp	226,546	3,266,793
PacWest Bancorp(b)	94,780	922,209
Pinnacle Financial Partners, Inc.	60,140	3,317,322
PNC Financial Services Group, Inc.	310,143	39,419,175
Prosperity Bancshares, Inc.	71,537	4,400,956
Regions Financial Corp.	726,415	13,482,262
SouthState Corp.	25,282	1,801,595
Synovus Financial Corp.	114,547	3,531,484
Texas Capital Bancshares, Inc.(a)	37,297	1,826,061
Truist Financial Corp.	1,029,037	35,090,162
U.S. Bancorp	1,077,543	38,845,425
UMB Financial Corp.	34,808	2,009,118
United Bankshares, Inc.	53,069	1,868,029
Valley National Bancorp	325,069	3,003,638
Webster Financial Corp.	135,662	5,347,796
Wells Fargo & Co.	2,947,128	110,163,645
Wintrust Financial Corp.	47,950	3,497,952
Zions Bancorp N.A	116,939	3,499,984

		900,729,286

Beverages — 0.8%
Boston Beer Co., Inc., Class A, NVS(a)	2,241	736,617
Brown-Forman Corp., Class B, NVS	64,831	4,166,688
Coca-Cola Co.	1,053,582	65,353,692
Coca-Cola Consolidated, Inc.	3,514	1,880,271
Constellation Brands, Inc., Class A	55,072	12,440,214
Keurig Dr Pepper, Inc.	327,823	11,565,595
Molson Coors Beverage Co., Class B	145,976	7,544,040

		103,687,117

Biotechnology — 0.1%
Arrowhead Pharmaceuticals, Inc.(a)	42,027	1,067,486
Biogen, Inc.(a)	58,846	16,360,953

		17,428,439

Broadline Retail — 3.1%
Amazon.com, Inc.(a)	3,723,399	384,589,883
eBay, Inc.	418,222	18,556,510
Etsy, Inc.(a)(b)	41,380	4,606,835
Kohl’s Corp.	89,048	2,096,190
Macy’s, Inc.	212,809	3,722,030
Nordstrom, Inc.	90,223	1,467,928
Ollie’s Bargain Outlet Holdings, Inc.(a)	22,655	1,312,631

		416,352,007

Building Products — 0.9%
A O Smith Corp.	99,097	6,852,558
Advanced Drainage Systems, Inc.(b)	11,172	940,794
Allegion PLC	68,274	7,286,884
Carrier Global Corp.	645,035	29,510,351
Fortune Brands Innovations, Inc.	100,096	5,878,638
Johnson Controls International PLC	530,869	31,968,931
Lennox International, Inc.	9,366	2,353,489
Masco Corp.	49,932	2,482,619
Owens Corning	32,815	3,143,677
Trane Technologies PLC	177,171	32,595,921
Trex Co., Inc.(a)(b)	39,375	1,916,381

		124,930,243

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets — 4.7%
Affiliated Managers Group, Inc.	9,785	$1,393,580
Bank of New York Mellon Corp.	569,940	25,898,074
BlackRock, Inc.(c)	115,823	77,499,486
Cboe Global Markets, Inc.	26,413	3,545,681
Charles Schwab Corp.	483,679	25,335,106
CME Group, Inc., Class A	278,148	53,270,905
Evercore, Inc., Class A	13,643	1,574,129
FactSet Research Systems, Inc.	11,919	4,947,458
Federated Hermes, Inc., Class B	20,017	803,482
Franklin Resources, Inc.	221,728	5,973,352
Goldman Sachs Group, Inc.	261,913	85,674,362
Interactive Brokers Group, Inc., Class A	34,804	2,873,418
Intercontinental Exchange, Inc.	433,246	45,183,225
Invesco Ltd.	354,004	5,805,666
Janus Henderson Group PLC	106,410	2,834,762
MarketAxess Holdings, Inc.	15,100	5,908,479
Moody’s Corp.	64,406	19,709,524
Morgan Stanley	1,010,487	88,720,759
MSCI, Inc., Class A	26,506	14,835,143
Nasdaq, Inc.	95,226	5,206,006
Northern Trust Corp.	160,640	14,157,203
S&P Global, Inc.	254,616	87,783,958
State Street Corp.	269,421	20,392,476
Stifel Financial Corp.	81,180	4,796,926
T Rowe Price Group, Inc.	173,457	19,583,295

		623,706,455

Chemicals — 2.1%
Ashland, Inc.	12,535	1,287,470
Avient Corp.	65,257	2,685,978
Axalta Coating Systems Ltd.(a)(b)	94,238	2,854,469
Celanese Corp., Class A	77,379	8,425,799
Chemours Co.	49,546	1,483,407
Corteva, Inc.	171,191	10,324,529
Dow, Inc.	545,101	29,882,437
DuPont de Nemours, Inc.	353,992	25,406,006
Eastman Chemical Co.	93,119	7,853,656
Ecolab, Inc.	191,963	31,775,635
International Flavors & Fragrances, Inc.	197,830	18,192,447
Linde PLC	148,563	52,805,233
LyondellBasell Industries NV, Class A	195,850	18,388,356
NewMarket Corp.	2,400	875,952
PPG Industries, Inc.	182,308	24,352,703
Scotts Miracle-Gro Co.	30,888	2,154,129
Sensient Technologies Corp.	32,094	2,457,117
Sherwin-Williams Co.	182,345	40,985,686
Valvoline, Inc.	72,966	2,549,432

		284,740,441

Commercial Services & Supplies — 0.4%
Brink’s Co.	18,788	1,255,039
Cintas Corp.	27,309	12,635,328
MSA Safety, Inc.	12,670	1,691,445
Republic Services, Inc.	71,522	9,671,205
Stericycle, Inc.(a)	73,912	3,223,302
Tetra Tech, Inc.	17,396	2,555,646
Waste Management, Inc.	117,783	19,218,652

		50,250,617

Communications Equipment — 1.6%
Ciena Corp.(a)	115,675	6,075,251
Cisco Systems, Inc.	3,177,309	166,093,828
F5, Inc.(a)	46,573	6,785,220
Juniper Networks, Inc.	251,715	8,664,030

Security	Shares	Value

Communications Equipment (continued)
Lumentum Holdings, Inc.(a)(b)	52,051	$2,811,275
Motorola Solutions, Inc.	58,044	16,608,130

		207,037,734

Construction & Engineering — 0.1%
AECOM	49,049	4,135,812
Fluor Corp.(a)	108,466	3,352,684
MasTec, Inc.(a)	46,329	4,375,311
MDU Resources Group, Inc.	159,525	4,862,322

		16,726,129

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	47,875	16,998,497
Vulcan Materials Co.	42,316	7,259,733

		24,258,230

Consumer Finance — 0.7%
American Express Co.	234,834	38,735,868
Capital One Financial Corp.	294,329	28,302,677
Discover Financial Services	86,732	8,572,591
Navient Corp.	80,740	1,291,032
Synchrony Financial	338,022	9,829,680

		86,731,848

Consumer Staples Distribution & Retail — 2.8%
BJ’s Wholesale Club Holdings, Inc.(a)	44,329	3,372,107
Costco Wholesale Corp.	116,680	57,974,792
Grocery Outlet Holding Corp.(a)(b)	68,470	1,934,962
Kroger Co.	505,150	24,939,255
Performance Food Group Co.(a)(b)	65,358	3,943,702
Sprouts Farmers Market, Inc.(a)(b)	37,163	1,301,820
Sysco Corp.	392,558	30,317,254
Target Corp.	356,017	58,967,096
U.S. Foods Holding Corp.(a)	114,457	4,228,042
Walgreens Boots Alliance, Inc.	553,385	19,136,053
Walmart, Inc.	1,084,600	159,924,270

		366,039,353

Containers & Packaging — 0.6%
Amcor PLC	1,149,433	13,080,547
AptarGroup, Inc.	26,405	3,120,807
Avery Dennison Corp.	62,505	11,184,020
Ball Corp.	242,093	13,341,745
Greif, Inc., Class A, NVS	19,798	1,254,599
International Paper Co.	275,029	9,917,546
Packaging Corp. of America	71,608	9,941,339
Sealed Air Corp.	112,922	5,184,249
Sonoco Products Co.	36,472	2,224,792
Westrock Co.	197,709	6,024,193

		75,273,837

Distributors — 0.2%
Genuine Parts Co.	30,833	5,158,669
LKQ Corp.	196,142	11,133,020
Pool Corp.	11,029	3,776,771

		20,068,460

Diversified Consumer Services — 0.0%
Graham Holdings Co., Class B	2,935	1,748,790

Diversified Telecommunication Services — 1.8%
AT&T Inc.	5,512,983	106,124,923
Frontier Communications Parent, Inc.(a)	174,812	3,980,469
Verizon Communications, Inc.	3,248,299	126,326,348

		236,431,740

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 3.7%
ALLETE, Inc.	43,634	$2,808,721
Alliant Energy Corp.	193,925	10,355,595
American Electric Power Co., Inc.	397,431	36,162,247
Constellation Energy Corp.	253,590	19,906,815
Duke Energy Corp.	595,533	57,451,069
Edison International	296,481	20,928,594
Entergy Corp.	156,931	16,907,746
Evergy, Inc.	177,255	10,833,826
Eversource Energy	270,118	21,139,435
Exelon Corp.	768,581	32,195,858
FirstEnergy Corp.	418,839	16,778,690
Hawaiian Electric Industries, Inc.	87,786	3,370,982
IDACORP, Inc.	18,140	1,965,106
NextEra Energy, Inc.	1,536,928	118,466,410
NRG Energy, Inc.	93,216	3,196,377
Pinnacle West Capital Corp.	87,977	6,971,297
PNM Resources, Inc.	24,902	1,212,229
Portland General Electric Co.	68,153	3,332,000
PPL Corp.	567,871	15,781,135
Southern Co.	842,011	58,587,125
Xcel Energy, Inc.	423,262	28,544,789

		486,896,046

Electrical Equipment — 1.1%
Acuity Brands, Inc.	12,264	2,241,001
AMETEK, Inc.	88,570	12,871,878
Eaton Corp. PLC	307,586	52,701,785
Emerson Electric Co.	441,939	38,510,564
EnerSys	31,178	2,708,745
Generac Holdings, Inc.(a)(b)	49,655	5,363,236
Regal Rexnord Corp.	51,588	7,259,979
Rockwell Automation, Inc.	88,580	25,993,801
SunPower Corp.(a)(b)	28,669	396,779
Sunrun, Inc.(a)(b)	162,677	3,277,942
Vicor Corp.(a)	9,707	455,647

		151,781,357

Electronic Equipment, Instruments & Components — 1.1%
Arrow Electronics, Inc.(a)	45,282	5,654,363
Avnet, Inc.	69,853	3,157,356
CDW Corp.	38,942	7,589,406
Cognex Corp.	63,377	3,140,330
Coherent Corp.(a)(b)	105,864	4,031,301
Corning, Inc.	590,801	20,843,459
IPG Photonics Corp.(a)	24,549	3,027,137
Jabil, Inc.	103,049	9,084,800
Keysight Technologies, Inc.(a)	63,507	10,255,110
Littelfuse, Inc.	7,275	1,950,355
National Instruments Corp.	41,873	2,194,564
TD SYNNEX Corp.	32,097	3,106,669
TE Connectivity Ltd.	244,756	32,099,750
Teledyne Technologies, Inc.(a)	36,143	16,168,933
Trimble, Inc.(a)	190,786	10,001,002
Vishay Intertechnology, Inc.	100,218	2,266,931
Vontier Corp.	122,201	3,340,975
Zebra Technologies Corp., Class A(a)	39,918	12,693,924

		150,606,365

Energy Equipment & Services — 0.5%
Baker Hughes Co., Class A	776,811	22,418,765
Halliburton Co.	699,237	22,123,859
Schlumberger NV	516,327	25,351,656

		69,894,280

Security	Shares	Value

Entertainment — 2.5%
Activision Blizzard, Inc.	225,231	$19,277,521
Electronic Arts, Inc.	65,104	7,841,777
Live Nation Entertainment, Inc.(a)	110,850	7,759,500
Netflix, Inc.(a)	344,448	118,999,895
Take-Two Interactive Software, Inc.(a)(b)	122,803	14,650,398
Walt Disney Co.(a)	1,412,895	141,473,176
Warner Bros Discovery, Inc., Class A(a)	1,712,855	25,864,111

		335,866,378

Financial Services — 4.4%
Berkshire Hathaway, Inc., Class B(a)	1,393,499	430,270,686
Essent Group Ltd.	85,568	3,426,998
Euronet Worldwide, Inc.(a)(b)	18,341	2,052,358
Fidelity National Information Services, Inc.	459,456	24,962,245
Fiserv, Inc.(a)	152,923	17,284,887
FleetCor Technologies, Inc.(a)	27,154	5,725,421
Global Payments, Inc.	203,085	21,372,665
MGIC Investment Corp.	225,110	3,020,976
PayPal Holdings, Inc.(a)	875,033	66,450,006
Voya Financial, Inc.	75,134	5,369,076
Western Union Co.	262,962	2,932,026

		582,867,344

Food Products — 1.2%
Archer-Daniels-Midland Co.	215,791	17,189,911
Bunge Ltd.	68,440	6,537,389
Campbell Soup Co.	62,849	3,455,438
Conagra Brands, Inc.	368,630	13,845,743
Flowers Foods, Inc.	54,267	1,487,459
General Mills, Inc.	146,461	12,516,557
Hormel Foods Corp.	61,873	2,467,495
Ingredion, Inc.	51,410	5,229,939
J M Smucker Co.	82,173	12,931,565
Kellogg Co.	89,684	6,005,241
Kraft Heinz Co.	617,038	23,860,859
McCormick & Co., Inc., NVS	95,239	7,924,837
Mondelez International, Inc., Class A	484,441	33,775,227
Pilgrim’s Pride Corp.(a)	37,969	880,121
Post Holdings, Inc.(a)	41,525	3,731,852
Tyson Foods, Inc., Class A	220,901	13,103,847

		164,943,480

Gas Utilities — 0.1%
Atmos Energy Corp.	42,837	4,813,165
National Fuel Gas Co.	20,955	1,209,942
New Jersey Resources Corp.	25,707	1,367,612
Southwest Gas Holdings, Inc.	50,266	3,139,112
Spire, Inc.	20,446	1,434,083
UGI Corp.	163,250	5,674,570

		17,638,484

Ground Transportation — 1.0%
CSX Corp.	847,303	25,368,252
Hertz Global Holdings, Inc.(a)	125,220	2,039,834
Knight-Swift Transportation Holdings, Inc.	61,336	3,470,391
Norfolk Southern Corp.	176,173	37,348,676
Ryder System, Inc.	38,370	3,424,139
Saia, Inc.(a)(b)	8,676	2,360,566
Union Pacific Corp.	236,623	47,622,745
Werner Enterprises, Inc.	45,483	2,069,022
XPO, Inc.(a)	87,904	2,804,137

		126,507,762

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories	647,295	65,545,092

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Align Technology, Inc.(a)	56,089	$18,741,578
Baxter International, Inc.	391,441	15,876,847
Becton Dickinson & Co.	219,577	54,354,090
Boston Scientific Corp.(a)	522,026	26,116,961
Cooper Cos., Inc.	38,079	14,217,175
DENTSPLY SIRONA, Inc.	168,182	6,606,189
Edwards Lifesciences Corp.(a)(b)	478,181	39,559,914
Enovis Corp.(a)	36,373	1,945,592
Envista Holdings Corp.(a)	127,726	5,221,439
GE HealthCare Technologies, Inc.(a)	281,298	23,074,875
ICU Medical, Inc.(a)(b)	15,371	2,535,600
IDEXX Laboratories, Inc.(a)	32,602	16,303,608
Integra LifeSciences Holdings Corp.(a)(b)	55,458	3,183,844
Intuitive Surgical, Inc.(a)	138,206	35,307,487
LivaNova PLC(a)	40,850	1,780,243
Masimo Corp.(a)	13,665	2,521,739
Medtronic PLC	1,028,800	82,941,856
Neogen Corp.(a)	164,980	3,055,430
Omnicell, Inc.(a)	34,073	1,999,063
Penumbra, Inc.(a)	10,728	2,989,786
QuidelOrtho Corp.(a)	18,375	1,637,029
ResMed, Inc.	52,028	11,393,612
STAAR Surgical Co.(a)	11,769	752,627
STERIS PLC	76,785	14,687,435
Stryker Corp.	260,763	74,440,014
Teleflex, Inc.	36,316	9,199,206
Zimmer Biomet Holdings, Inc.	162,859	21,041,383

		557,029,714

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc.(a)	29,167	2,107,316
Amedisys, Inc.(a)	26,400	1,941,720
AmerisourceBergen Corp.	124,854	19,990,374
Cardinal Health, Inc.	199,263	15,044,357
Centene Corp.(a)(b)	425,818	26,915,956
Chemed Corp.	3,632	1,953,108
Cigna Group	117,817	30,105,778
CVS Health Corp.	993,169	73,802,388
DaVita, Inc.(a)(b)	41,966	3,403,862
Encompass Health Corp.	41,125	2,224,863
HCA Healthcare, Inc.	75,752	19,974,287
Henry Schein, Inc.(a)(b)	105,034	8,564,472
Humana, Inc.	34,803	16,895,464
Laboratory Corp. of America Holdings	68,323	15,674,663
McKesson Corp.	57,069	20,319,417
Patterson Cos., Inc.	69,571	1,862,416
Progyny, Inc.(a)(b)	36,182	1,162,166
Quest Diagnostics, Inc.	29,554	4,181,300
R1 RCM, Inc.(a)	104,924	1,573,860
Tenet Healthcare Corp.(a)(b)	84,757	5,036,261
Universal Health Services, Inc., Class B	49,908	6,343,307

		279,077,335

Health Care REITs — 0.5%
Healthcare Realty Trust, Inc.	297,316	5,747,118
Healthpeak Properties, Inc.	424,711	9,330,901
Medical Properties Trust, Inc.	467,112	3,839,661
Omega Healthcare Investors, Inc.	91,166	2,498,860
Physicians Realty Trust	176,548	2,635,862
Sabra Health Care REIT, Inc.	176,327	2,027,760
Ventas, Inc.	308,045	13,353,751
Welltower, Inc.	364,360	26,120,968

		65,554,881

Security	Shares	Value

Hotel & Resort REITs — 0.1%
Host Hotels & Resorts, Inc.	553,237	$9,122,878
Park Hotels & Resorts, Inc.	177,812	2,197,756

		11,320,634

Hotels, Restaurants & Leisure — 2.6%
Aramark	119,384	4,273,947
Booking Holdings, Inc.(a)	29,995	79,559,038
Boyd Gaming Corp.	24,831	1,592,164
Caesars Entertainment, Inc.(a)	166,443	8,124,083
Carnival Corp.(a)(b)	779,326	7,910,159
Choice Hotels International, Inc.(b)	8,664	1,015,334
Darden Restaurants, Inc.	94,127	14,604,745
Domino’s Pizza, Inc.	14,944	4,929,577
Expedia Group, Inc.(a)	114,335	11,093,925
Hilton Grand Vacations, Inc.(a)(b)	30,207	1,342,097
Hilton Worldwide Holdings, Inc.	107,165	15,096,334
Las Vegas Sands Corp.(a)	253,373	14,556,279
Light & Wonder, Inc., Class A(a)	38,623	2,319,311
Marriott International, Inc., Class A	101,662	16,879,958
Marriott Vacations Worldwide Corp.	29,250	3,944,655
McDonald’s Corp.	215,264	60,189,967
MGM Resorts International	243,361	10,810,096
Norwegian Cruise Line Holdings Ltd.(a)(b)	329,897	4,437,115
Papa John’s International, Inc.(b)	13,505	1,011,930
Penn Entertainment, Inc.(a)	118,419	3,512,307
Royal Caribbean Cruises Ltd.(a)	169,886	11,093,556
Starbucks Corp.	436,266	45,428,379
Travel + Leisure Co.	62,043	2,432,086
Wyndham Hotels & Resorts, Inc.	32,365	2,195,965
Wynn Resorts Ltd.(a)	80,175	8,972,384
Yum! Brands, Inc.	78,380	10,352,430

		347,677,821

Household Durables — 0.7%
DR Horton, Inc.	121,072	11,827,524
Garmin Ltd.	118,437	11,952,662
Helen of Troy Ltd.(a)(b)	18,312	1,742,753
KB Home	63,141	2,537,005
Leggett & Platt, Inc.	101,205	3,226,415
Lennar Corp., Class A	196,088	20,610,810
Mohawk Industries, Inc.(a)	40,251	4,033,955
Newell Brands, Inc.	287,328	3,574,360
NVR, Inc.(a)	2,355	13,122,508
PulteGroup, Inc.	174,307	10,158,612
Taylor Morrison Home Corp., Class A(a)	82,712	3,164,561
Toll Brothers, Inc.	79,533	4,774,366
TopBuild Corp.(a)	11,467	2,386,741
Whirlpool Corp.	42,484	5,608,738

		98,721,010

Household Products — 1.4%
Church & Dwight Co., Inc.	188,050	16,625,500
Clorox Co.	52,672	8,334,817
Colgate-Palmolive Co.	291,457	21,902,994
Energizer Holdings, Inc.	51,376	1,782,747
Kimberly-Clark Corp.	135,331	18,164,127
Procter & Gamble Co.	821,082	122,086,683

		188,896,868

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	213,485	5,140,719
Ormat Technologies, Inc.	16,650	1,411,420

		6,552,139

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 1.7%
3M Co.	425,768	$44,752,475
General Electric Co.(b)	842,484	80,541,470
Honeywell International, Inc.	516,764	98,763,936

		224,057,881

Industrial REITs — 0.7%
EastGroup Properties, Inc.	14,965	2,474,014
First Industrial Realty Trust, Inc.	49,434	2,629,889
Prologis, Inc.	713,930	89,077,046
Rexford Industrial Realty, Inc.	63,175	3,768,388

		97,949,337

Insurance — 2.6%
Aflac, Inc.	433,027	27,938,902
Allstate Corp.	203,405	22,539,308
American Financial Group, Inc.	29,382	3,569,913
American International Group, Inc.	574,914	28,952,669
Aon PLC, Class A	54,013	17,029,759
Arthur J. Gallagher & Co.	58,612	11,213,062
Assurant, Inc.	34,810	4,179,637
Brighthouse Financial, Inc.(a)	55,294	2,439,018
Brown & Brown, Inc.	75,830	4,354,159
Chubb Ltd.	138,202	26,836,064
Cincinnati Financial Corp.	121,261	13,590,933
CNO Financial Group, Inc.	91,585	2,032,271
Everest Re Group Ltd.	12,944	4,634,211
First American Financial Corp.	77,790	4,329,791
Globe Life, Inc.	21,798	2,398,216
Hanover Insurance Group, Inc.	11,128	1,429,948
Hartford Financial Services Group, Inc.	243,713	16,984,359
Kemper Corp.	49,474	2,704,249
Lincoln National Corp.	121,860	2,738,194
Loews Corp.	150,392	8,725,744
Marsh & McLennan Cos., Inc.	137,679	22,930,437
MetLife, Inc.	509,958	29,546,967
Old Republic International Corp.	213,343	5,327,175
Primerica, Inc.	8,721	1,502,105
Principal Financial Group, Inc.	69,220	5,144,430
Prudential Financial, Inc.	285,239	23,600,675
Reinsurance Group of America, Inc.	51,930	6,894,227
RenaissanceRe Holdings Ltd.	14,677	2,940,390
Travelers Cos., Inc.	82,222	14,093,673
Unum Group	145,981	5,775,008
Willis Towers Watson PLC	82,569	19,187,384

		345,562,878

Interactive Media & Services — 2.8%
Match Group, Inc.(a)(b)	216,208	8,300,225
Meta Platforms, Inc., Class A(a)	1,721,462	364,846,656
TripAdvisor, Inc.(a)	79,986	1,588,522
Ziff Davis, Inc.(a)	36,026	2,811,830

		377,547,233

IT Services — 1.6%
Accenture PLC, Class A	248,399	70,994,918
Akamai Technologies, Inc.(a)	121,513	9,514,468
Cognizant Technology Solutions Corp., Class A	393,672	23,986,435
DXC Technology Co.(a)(b)	180,274	4,607,803
EPAM Systems, Inc.(a)	14,416	4,310,384
International Business Machines Corp.	699,272	91,667,567
Kyndryl Holdings, Inc.(a)	158,368	2,337,512
VeriSign, Inc.(a)	36,534	7,720,730

		215,139,817

Security	Shares	Value

Leisure Products — 0.1%
Brunswick Corp.	22,686	$1,860,252
Hasbro, Inc.	101,396	5,443,951
Mattel, Inc.(a)	277,123	5,101,835
Polaris, Inc.(b)	19,975	2,209,834
Topgolf Callaway Brands Corp.(a)(b)	107,230	2,318,313
YETI Holdings, Inc.(a)	29,623	1,184,920

		18,119,105

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	91,308	12,631,549
Azenta, Inc.(a)	53,450	2,384,939
Bio-Rad Laboratories, Inc., Class A(a)	16,755	8,025,980
Bio-Techne Corp.(b)	63,833	4,735,770
Bruker Corp.	31,312	2,468,638
Charles River Laboratories International, Inc.(a)	39,427	7,957,157
Illumina, Inc.(a)	121,912	28,350,636
IQVIA Holdings, Inc.(a)	75,116	14,939,821
Mettler-Toledo International, Inc.(a)	5,968	9,132,293
PerkinElmer, Inc.	97,335	12,970,862
Sotera Health Co.(a)	75,379	1,350,038
Syneos Health, Inc.(a)	78,561	2,798,343
West Pharmaceutical Services, Inc.	57,198	19,817,391

		127,563,417

Machinery — 2.4%
AGCO Corp.	22,680	3,066,336
Caterpillar, Inc.	161,002	36,843,698
Chart Industries, Inc.(a)(b)	17,778	2,229,361
Crane NXT Co.	18,214	2,067,289
Cummins, Inc.	53,805	12,852,938
Donaldson Co., Inc.	33,646	2,198,430
Dover Corp.	108,231	16,444,618
Esab Corp.	39,443	2,329,898
Flowserve Corp.	104,570	3,555,380
Fortive Corp.	272,829	18,598,753
Graco, Inc.	45,042	3,288,517
IDEX Corp.	25,310	5,847,369
Illinois Tool Works, Inc.	105,205	25,612,157
Ingersoll Rand, Inc.	314,480	18,296,446
ITT, Inc.	34,079	2,941,018
Middleby Corp.(a)	21,392	3,136,281
Nordson Corp.	41,584	9,242,460
Oshkosh Corp.	51,227	4,261,062
Otis Worldwide Corp.	320,870	27,081,428
PACCAR, Inc.	403,728	29,552,890
Parker-Hannifin Corp.	99,040	33,288,334
Pentair PLC	128,471	7,100,592
Snap-on, Inc.	17,453	4,308,971
Stanley Black & Decker, Inc.	114,579	9,232,776
Terex Corp.	51,521	2,492,586
Timken Co.	25,768	2,105,761
Watts Water Technologies, Inc., Class A	10,004	1,683,873
Westinghouse Air Brake Technologies Corp.	140,244	14,173,059
Xylem, Inc.	140,152	14,673,914

		318,506,195

Marine Transportation — 0.0%
Kirby Corp.(a)	46,299	3,227,040

Media — 1.6%
Cable One, Inc.	3,680	2,583,360
Charter Communications, Inc., Class A(a)	81,455	29,129,123
Comcast Corp., Class A	3,253,496	123,340,033
DISH Network Corp., Class A(a)	201,604	1,880,965
Fox Corp., Class A, NVS	229,648	7,819,514

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Fox Corp., Class B	106,614	$3,338,084
Interpublic Group of Cos., Inc.	300,451	11,188,795
John Wiley & Sons, Inc., Class A	32,777	1,270,764
New York Times Co., Class A	62,830	2,442,830
News Corp., Class A, NVS	298,776	5,159,862
News Corp., Class B	90,495	1,577,328
Omnicom Group, Inc.	157,296	14,839,305
Paramount Global, Class B, NVS	392,782	8,762,967
TEGNA, Inc.	170,313	2,879,993

		216,212,923

Metals & Mining — 0.4%
Alcoa Corp.	138,012	5,873,791
Cleveland-Cliffs, Inc.(a)	401,672	7,362,648
Commercial Metals Co.	39,416	1,927,442
Newmont Corp.	614,550	30,125,241
United States Steel Corp.	175,270	4,574,547
Worthington Industries, Inc.	11,799	762,805

		50,626,474

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc.	217,438	3,846,478

Multi-Utilities — 1.4%
Ameren Corp.	199,348	17,221,674
Black Hills Corp.	23,856	1,505,313
CenterPoint Energy, Inc.	485,567	14,304,804
CMS Energy Corp.	226,084	13,877,036
Consolidated Edison, Inc.	274,978	26,307,145
Dominion Energy, Inc.	644,478	36,032,765
DTE Energy Co.	149,391	16,364,290
NiSource, Inc.	314,648	8,797,558
NorthWestern Corp.	44,566	2,578,589
Public Service Enterprise Group, Inc.	386,973	24,166,464
Sempra Energy	97,807	14,784,506
WEC Energy Group, Inc.	116,897	11,080,667

		187,020,811

Office REITs — 0.3%
Alexandria Real Estate Equities, Inc.	122,345	15,365,309
Boston Properties, Inc.	110,760	5,994,331
Corporate Office Properties Trust	41,184	976,473
Cousins Properties, Inc.	115,601	2,471,549
Douglas Emmett, Inc.	134,189	1,654,550
Highwoods Properties, Inc.	84,697	1,964,123
Kilroy Realty Corp.	84,468	2,736,763
Vornado Realty Trust	122,972	1,890,080

		33,053,178

Oil, Gas & Consumable Fuels — 1.0%
Chord Energy Corp.	7,752	1,043,419
Equitrans Midstream Corp.	197,085	1,139,151
HF Sinclair Corp.	59,971	2,901,397
Kinder Morgan, Inc.	1,532,362	26,831,659
Marathon Petroleum Corp.	182,374	24,589,487
PetroCorp Escrow(a)(d)	190	—
Phillips 66	360,416	36,538,974
Valero Energy Corp.	294,397	41,097,821

		134,141,908

Passenger Airlines — 0.4%
Alaska Air Group, Inc.(a)(b)	99,974	4,194,909
American Airlines Group, Inc.(a)(b)	505,911	7,462,187
Delta Air Lines, Inc.(a)	497,888	17,386,249
JetBlue Airways Corp.(a)	256,920	1,870,378

Security	Shares	Value

Passenger Airlines (continued)
Southwest Airlines Co.	457,628	$14,891,215
United Airlines Holdings, Inc.(a)	252,832	11,187,816

		56,992,754

Personal Care Products — 0.4%
BellRing Brands, Inc.(a)	61,006	2,074,204
Coty, Inc., Class A(a)	288,440	3,478,586
Estee Lauder Cos., Inc., Class A	179,189	44,162,921

		49,715,711

Pharmaceuticals — 1.6%
Catalent, Inc.(a)	140,217	9,213,659
Johnson & Johnson	768,396	119,101,380
Organon & Co.	198,750	4,674,600
Perrigo Co. PLC	102,795	3,687,257
Viatris, Inc.	937,197	9,015,835
Zoetis, Inc., Class A	360,472	59,996,960

		205,689,691

Professional Services — 0.6%
ASGN, Inc.(a)	38,104	3,150,058
Broadridge Financial Solutions, Inc.	47,644	6,983,181
CACI International, Inc., Class A(a)	6,463	1,914,858
Equifax, Inc.	48,317	9,800,620
Exponent, Inc.	12,159	1,212,131
Genpact Ltd.	55,334	2,557,537
Jacobs Solutions, Inc.	98,463	11,570,387
Leidos Holdings, Inc.	36,518	3,361,847
ManpowerGroup, Inc.	38,602	3,185,823
Maximus, Inc.	46,228	3,638,144
Paychex, Inc.	106,376	12,189,626
Robert Half International, Inc.	84,538	6,811,227
Science Applications International Corp.	13,892	1,492,834
Verisk Analytics, Inc.	65,186	12,506,586

		80,374,859

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)	245,197	17,852,793
Jones Lang LaSalle, Inc.(a)	37,030	5,387,495

		23,240,288

Residential REITs — 0.7%
Apartment Income REIT Corp.	114,011	4,082,734
AvalonBay Communities, Inc.	108,628	18,256,021
Camden Property Trust	85,552	8,969,272
Equity Residential	264,537	15,872,220
Essex Property Trust, Inc.	50,030	10,463,274
Independence Realty Trust, Inc.	170,867	2,738,998
Invitation Homes, Inc.	447,777	13,984,076
Mid-America Apartment Communities, Inc.	88,952	13,435,310
UDR, Inc.	240,218	9,863,351

		97,665,256

Retail REITs — 0.7%
Agree Realty Corp.	21,261	1,458,717
Brixmor Property Group, Inc.	116,754	2,512,546
Federal Realty Investment Trust	57,014	5,634,694
Kimco Realty Corp.	478,039	9,336,102
Kite Realty Group Trust	167,247	3,498,807
Macerich Co.	171,796	1,821,038
National Retail Properties, Inc.	67,058	2,960,611
Realty Income Corp.	485,061	30,714,062
Regency Centers Corp.	119,574	7,315,537
Simon Property Group, Inc.	253,213	28,352,260
Spirit Realty Capital, Inc.	109,791	4,374,073

		97,978,447

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.5%
Advanced Micro Devices, Inc.(a)	573,633	$56,221,770
Allegro MicroSystems, Inc.(a)	30,279	1,453,089
Analog Devices, Inc.	207,773	40,976,991
Broadcom, Inc.	129,283	82,940,216
Intel Corp.	3,199,670	104,533,219
Microchip Technology, Inc.	216,078	18,103,015
Micron Technology, Inc.	843,939	50,923,279
MKS Instruments, Inc.(b)	44,882	3,977,443
NXP Semiconductors NV	81,934	15,278,643
Qorvo, Inc.(a)	77,251	7,846,384
Silicon Laboratories, Inc.(a)(b)	11,934	2,089,524
SiTime Corp.(a)(b)	5,658	804,737
Skyworks Solutions, Inc.	122,728	14,479,450
Synaptics, Inc.(a)	30,425	3,381,739
Teradyne, Inc.	62,050	6,670,996
Texas Instruments, Inc.	259,326	48,237,229
Universal Display Corp.	12,264	1,902,514
Wolfspeed, Inc.(a)	52,140	3,386,493

		463,206,731

Software — 8.5%
ACI Worldwide, Inc.(a)	85,790	2,314,614
Adobe, Inc.(a)	187,657	72,317,378
ANSYS, Inc.(a)	67,312	22,401,434
Aspen Technology, Inc.(a)(b)	22,819	5,222,584
Autodesk, Inc.(a)	74,989	15,609,710
Blackbaud, Inc.(a)	18,383	1,273,942
Ceridian HCM Holding, Inc.(a)(b)	119,223	8,729,508
CommVault Systems, Inc.(a)	12,873	730,414
Envestnet, Inc.(a)	5,825	341,753
Gen Digital, Inc.	206,541	3,544,244
Intuit, Inc.	102,115	45,525,930
Manhattan Associates, Inc.(a)	21,013	3,253,863
Microsoft Corp.	2,418,030	697,118,049
NCR Corp.(a)(b)	111,276	2,625,001
Oracle Corp.	487,342	45,283,819
Roper Technologies, Inc.	82,027	36,148,479
Salesforce, Inc.(a)	773,430	154,515,845
Teradata Corp.(a)	41,974	1,690,713
Tyler Technologies, Inc.(a)	17,247	6,116,476

		1,124,763,756

Specialized REITs — 1.7%
American Tower Corp.	169,252	34,584,954
Crown Castle, Inc.	334,780	44,806,955
CubeSmart	81,609	3,771,968
Digital Realty Trust, Inc.	223,010	21,924,113
EPR Properties	60,309	2,297,773
Equinix, Inc.	71,557	51,595,459
Extra Space Storage, Inc.	51,950	8,464,213
Iron Mountain, Inc.	84,547	4,473,382
Lamar Advertising Co., Class A	29,307	2,927,476
Life Storage, Inc.	25,305	3,317,232
National Storage Affiliates Trust	34,177	1,427,915
PotlatchDeltic Corp.	26,506	1,312,047
Public Storage	46,319	13,994,823
Rayonier, Inc.	50,301	1,673,011
SBA Communications Corp.	36,710	9,583,880
VICI Properties, Inc.	335,230	10,935,203
Weyerhaeuser Co.	245,576	7,399,205

		224,489,609

Specialty Retail — 1.9%
Advance Auto Parts, Inc.	46,793	5,690,497

Security	Shares	Value

Specialty Retail (continued)
AutoNation, Inc.(a)	14,102	$1,894,745
Bath & Body Works, Inc.	177,442	6,490,828
Best Buy Co., Inc.	152,304	11,920,834
CarMax, Inc.(a)(b)	122,662	7,884,713
Dick’s Sporting Goods, Inc.	23,230	3,296,105
Five Below, Inc.(a)	13,145	2,707,476
Foot Locker, Inc.	61,351	2,435,021
GameStop Corp., Class A(a)(b)	192,966	4,442,077
Gap, Inc.	172,876	1,735,675
Home Depot, Inc.	370,488	109,338,419
Lithia Motors, Inc., Class A	21,344	4,886,282
Lowe’s Cos., Inc.	144,943	28,984,252
RH(a)	14,669	3,572,635
Ross Stores, Inc.	266,347	28,267,407
TJX Cos., Inc.	321,727	25,210,528
Victoria’s Secret & Co.(a)	62,017	2,117,880
Williams-Sonoma, Inc.	26,473	3,220,705

		254,096,079

Technology Hardware, Storage & Peripherals — 0.5%
Hewlett Packard Enterprise Co.	991,389	15,792,827
HP, Inc.	666,818	19,571,108
NetApp, Inc.	166,003	10,599,291
Seagate Technology Holdings PLC	148,980	9,850,558
Super Micro Computer, Inc.(a)	7,089	755,333
Western Digital Corp.(a)	246,410	9,282,265
Xerox Holdings Corp.	90,433	1,392,668

		67,244,050

Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings Ltd.(a)	100,563	4,726,461
Carter’s, Inc.	29,514	2,122,647
Columbia Sportswear Co.	27,041	2,440,180
NIKE, Inc., Class B	963,438	118,156,036
PVH Corp.	49,794	4,439,633
Ralph Lauren Corp., Class A	31,376	3,660,638
Skechers U.S.A., Inc., Class A(a)	102,445	4,868,186
Tapestry, Inc.	182,594	7,871,627
Under Armour, Inc., Class A(a)	144,044	1,366,978
Under Armour, Inc., Class C, NVS(a)	150,413	1,283,023
VF Corp.	256,887	5,885,281

		156,820,690

Tobacco — 0.6%
Altria Group, Inc.	662,869	29,577,215
Philip Morris International, Inc.	551,534	53,636,681

		83,213,896

Trading Companies & Distributors — 0.3%
Fastenal Co.	225,618	12,169,835
GATX Corp.(b)	12,909	1,420,248
MSC Industrial Direct Co., Inc., Class A	18,024	1,514,016
United Rentals, Inc.	53,797	21,290,701
Univar Solutions, Inc.(a)	128,361	4,496,486

		40,891,286

Water Utilities — 0.2%
American Water Works Co., Inc.	149,348	21,877,989

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)	146,597	21,233,109

Total Long-Term Investments — 99.7% (Cost: $12,602,052,731)		13,244,753,315

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(e)(f)	96,332,955	$96,361,854
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(e)	23,677,943	23,677,943

Total Short-Term Securities — 0.9% (Cost: $119,991,918)		120,039,797

Total Investments — 100.6% (Cost: $12,722,044,649)		13,364,793,112
Liabilities in Excess of Other Assets — (0.6)%		(80,807,540)

Net Assets — 100.0%		$13,283,985,572

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$70,219,115	$26,091,028	(a)	$—	$21,638	$30,073	$96,361,854	96,332,955	$370,516	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	22,420,000	1,257,943	(a)	—	—	—	23,677,943	23,677,943	625,675		25
BlackRock, Inc.	31,448,652	56,388,092		(4,623,548)	1,311,578	(7,025,288)	77,499,486	115,823	1,226,865		—

					$1,333,216	$(6,995,215)	$197,539,283		$2,223,056		$25

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-mini Index	132	06/16/23	$27,309	$1,477,868
S&P MidCap 400 E-Mini Index	40	06/16/23	10,119	229,867

				$1,707,735

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2023	iShares® Core S&P U.S. Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,707,735	$—	$—	$—	$1,707,735

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,128,624)	$—	$—	$—	$(5,128,624)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$215,016	$—	$—	$—	$215,016

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$33,940,884

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$13,244,753,315	$—	$—	$13,244,753,315
Short-Term Securities
Money Market Funds	120,039,797	—	—	120,039,797

	$13,364,793,112	$—	$—	$13,364,793,112

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,707,735	$—	$—	$1,707,735

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2023

	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$66,161,795,889	$5,012,735,968	$12,296,721,139	$13,167,253,829
Investments, at value — affiliated(c)	4,294,415,382	65,754,443,738	131,002,011	197,539,283
Cash	12,311,531	20,184,788	525,924	1,093,291
Cash pledged:
Collateral - OTC derivatives	5,960,000	125,340,000	—	—
Futures contracts	10,254,100	25,466,000	1,432,620	—
Receivables:
Investments sold	22,321,859	137,541,584	32,541,930	45,565,691
Securities lending income — affiliated	1,967,185	1,367,596	21,593	64,364
Capital shares sold	99,851,626	38,520,979	4,374,957	—
Dividends — unaffiliated	78,635,172	76,547,047	7,264,886	12,191,978
Dividends — affiliated	539,494	4,959,159	70,453	103,956
Variation margin on futures contracts	4,223,050	6,184,460	325,702	2,842,366
Unrealized appreciation on OTC swaps	773,580	6,460,668	—	—

Total assets	70,693,048,868	71,209,751,987	12,474,281,215	13,426,654,758

LIABILITIES
Cash received:
Collateral - OTC derivatives	560,000	—	—	—
Collateral on securities loaned	4,067,777,890	4,009,095,632	113,467,545	96,319,563
Payables:
Investments purchased	109,036,780	248,464,280	19,451,752	27,726,675
Swaps	1,430,505	89,055,470	—	—
Capital shares redeemed	—	72,572,810	17,499,827	18,186,692
Investment advisory fees	2,792,770	3,430,196	399,643	436,256
Unrealized depreciation on OTC swaps	3,174,321	30,307,531	—	—

Total liabilities	4,184,772,266	4,452,925,919	150,818,767	142,669,186

NET ASSETS	$66,508,276,602	$66,756,826,068	$12,323,462,448	$13,283,985,572

NET ASSETS CONSIST OF:
Paid-in capital	$61,916,915,232	$67,579,302,222	$11,422,305,474	$13,419,852,944
Accumulated earnings (loss)	4,591,361,370	(822,476,154)	901,156,974	(135,867,372)

NET ASSETS	$66,508,276,602	$66,756,826,068	$12,323,462,448	$13,283,985,572

NET ASSET VALUE
Shares outstanding	265,850,000	689,900,000	138,750,000	180,050,000

Net asset value	$250.17	$96.76	$88.82	$73.78

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$59,478,123,663	$4,953,283,053	$9,927,871,648	$12,520,215,622
(b) Securities loaned, at value	$4,056,920,552	$3,985,699,806	$112,265,189	$96,314,846
(c) Investments, at cost — affiliated	$4,292,393,953	$63,047,413,795	$130,976,315	$201,829,027
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Operations

Year Ended March 31, 2023

	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,011,685,034	$20,995,834	$128,270,309	$268,673,027
Dividends — affiliated	4,594,053	1,065,819,452	1,176,149	1,852,540
Securities lending income — affiliated — net	30,583,184	12,809,798	663,645	370,516
Foreign taxes withheld	—	(929,604)	(56,768)	(36,232)

Total investment income	1,046,862,271	1,098,695,480	130,053,335	270,859,851

EXPENSES
Investment advisory	31,349,904	39,729,962	4,561,492	4,869,856

Total expenses	31,349,904	39,729,962	4,561,492	4,869,856

Net investment income	1,015,512,367	1,058,965,518	125,491,843	265,989,995

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(300,423,912)	(259,899,514)	(1,056,471,729)	(222,264,258)
Investments — affiliated	(212,973)	(1,456,004,632)	3,931,773	(143,678)
Capital gain distributions from underlying funds — affiliated	117	976	4	25
Futures contracts	(10,172,728)	(12,826,306)	(4,567,797)	(5,128,624)
In-kind redemptions — unaffiliated(a)	1,931,228,108	(165,185,414)	513,857,740	1,052,974,250
In-kind redemptions — affiliated(a)	—	3,010,763,449	388,363	1,476,894
Swaps	(11,115,927)	(144,078,571)	—	—

	1,609,302,685	972,769,988	(542,861,646)	826,914,609

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,947,179,310)	(700,414,001)	(1,430,330,237)	(1,113,174,984)
Investments — affiliated	1,933,551	(7,948,624,486)	(6,805,375)	(6,995,215)
Futures contracts	1,487,803	5,839,004	(46,777)	215,016
Swaps	(3,883,244)	(34,438,561)	—	—

	(5,947,641,200)	(8,677,638,044)	(1,437,182,389)	(1,119,955,183)

Net realized and unrealized loss	(4,338,338,515)	(7,704,868,056)	(1,980,044,035)	(293,040,574)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,322,826,148)	$(6,645,902,538)	$(1,854,552,192)	$(27,050,579)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core S&P Mid-Cap ETF		iShares Core S&P Small-Cap ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,015,512,367	$811,894,676	$1,058,965,518	$722,885,353
Net realized gain	1,609,302,685	4,258,650,564	972,769,988	5,970,340,526
Net change in unrealized appreciation (depreciation)	(5,947,641,200)	(2,379,387,402)	(8,677,638,044)	(6,138,369,512)

Net increase (decrease) in net assets resulting from operations	(3,322,826,148)	2,691,157,838	(6,645,902,538)	554,856,367

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,068,069,845)	(842,798,749)	(1,012,107,695)	(1,058,667,702)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,875,353,742	3,037,584,731	2,344,556,736	4,301,078,815

NET ASSETS
Total increase (decrease) in net assets	484,457,749	4,885,943,820	(5,313,453,497)	3,797,267,480
Beginning of year	66,023,818,853	61,137,875,033	72,070,279,565	68,273,012,085

End of year	$66,508,276,602	$66,023,818,853	$66,756,826,068	$72,070,279,565

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets  (continued)

	iShares Core S&P U.S. Growth ETF		iShares Core S&P U.S. Value ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$125,491,843	$85,009,485	$265,989,995	$222,080,510
Net realized gain (loss)	(542,861,646)	1,351,036,924	826,914,609	543,813,091
Net change in unrealized appreciation (depreciation)	(1,437,182,389)	327,529,213	(1,119,955,183)	448,061,179

Net increase (decrease) in net assets resulting from operations	(1,854,552,192)	1,763,575,622	(27,050,579)	1,213,954,780

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(124,923,098)	(85,386,412)	(267,844,515)	(219,854,566)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,445,604,490	717,396,779	1,455,025,976	2,044,887,472

NET ASSETS
Total increase (decrease) in net assets	(533,870,800)	2,395,585,989	1,160,130,882	3,038,987,686
Beginning of year	12,857,333,248	10,461,747,259	12,123,854,690	9,084,867,004

End of year	$12,323,462,448	$12,857,333,248	$13,283,985,572	$12,123,854,690

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P Mid-Cap ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$268.39	$260.16	$143.87	$189.34	$187.51

Net investment income(a)	3.99	3.41	2.74	3.12	2.85
Net realized and unrealized gain (loss)(b)	(18.04)	8.35	116.36	(45.14)	1.84

Net increase (decrease) from investment operations	(14.05)	11.76	119.10	(42.02)	4.69

Distributions from net investment income(c)	(4.17)	(3.53)	(2.81)	(3.45)	(2.86)

Net asset value, end of year	$250.17	$268.39	$260.16	$143.87	$189.34

Total Return(d)
Based on net asset value	(5.13)%	4.51%	83.36%	(22.53)%	2.50%

Ratios to Average Net Assets(e)
Total expenses	0.05%	0.05%	0.05%	0.07%	0.07%

Net investment income	1.62%	1.26%	1.36%	1.62%	1.50%

Supplemental Data
Net assets, end of year (000)	$66,508,277	$66,023,819	$61,137,875	$35,722,456	$48,206,329

Portfolio turnover rate(f)	18%	16%	20%	15%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P Small-Cap ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$107.93	$108.34	$56.22		$77.13	$77.05

Net investment income(a)	1.57	1.13	1.03		1.06	1.09
Net realized and unrealized gain(b)	(11.24)	0.12	52.13		(20.77)	0.11

Net increase from investment operations	(9.67)	1.25	53.16		(19.71)	1.20

Distributions from net investment income(c)	(1.50)	(1.66)	(1.04)		(1.20)	(1.12)

Net asset value, end of year	$96.76	$107.93	$108.34		$56.22	$77.13

Total Return(d)
Based on net asset value	(8.90)%	1.12%	95.23	%(e)	(25.89)%	1.53%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%	0.06%		0.07%	0.07%

Net investment income	1.60%	1.02%	1.28%		1.36%	1.35%

Supplemental Data
Net assets, end of year (000)	$66,756,826	$72,070,280	$68,273,012		$31,863,332	$43,064,083

Portfolio turnover rate(g)	19%	16%	20%		16%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Growth ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$105.47	$90.74	$57.16	$60.31	$54.56

Net investment income(a)	0.96	0.72	0.76	0.92	0.81
Net realized and unrealized gain(b)	(16.67)	14.73	33.62	(2.97)	5.68

Net increase from investment operations	(15.71)	15.45	34.38	(2.05)	6.49

Distributions from net investment income(c)	(0.94)	(0.72)	(0.80)	(1.10)	(0.74)

Net asset value, end of year	$88.82	$105.47	$90.74	$57.16	$60.31

Total Return(d)
Based on net asset value	(14.86)%	17.03%	60.34%	(3.54)%	11.95%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Net investment income	1.10%	0.69%	0.96%	1.44%	1.41%

Supplemental Data
Net assets, end of year (000)	$12,323,462	$12,857,333	$10,461,747	$6,893,329	$5,985,790

Portfolio turnover rate(f)	36%	15%	14%	35%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Value ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$75.80	$68.82	$46.23	$54.82	$53.08

Net investment income(a)	1.55	1.50	1.43	1.45	1.37
Net realized and unrealized gain(b)	(2.02)	6.93	22.60	(8.57)	1.68

Net increase from investment operations	(0.47)	8.43	24.03	(7.12)	3.05

Distributions from net investment income(c)	(1.55)	(1.45)	(1.44)	(1.47)	(1.31)

Net asset value, end of year	$73.78	$75.80	$68.82	$46.23	$54.82

Total Return(d)
Based on net asset value	(0.46)%	12.33%	52.59%	(13.34)%	5.83%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Net investment income	2.18%	2.04%	2.48%	2.52%	2.53%

Supplemental Data
Net assets, end of year (000)	$13,283,986	$12,123,855	$9,084,867	$5,270,383	$5,208,349

Portfolio turnover rate(f)	31%	20%	25%	34%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core S&P Mid-Cap	Diversified
Core S&P Small-Cap	Diversified
Core S&P U.S. Growth(a)	Diversified
Core S&P U.S. Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its

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Notes to Financial Statements  (continued)

financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the

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value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Core S&P Mid-Cap
Barclays Bank PLC	$231,454,327	$(231,216,608)	$—		$237,719
Barclays Capital, Inc.	21,556,926	(21,556,926)	—		—
BMO Capital Markets Corp.	59,630	(59,630)	—		—
BNP Paribas SA	307,271,643	(307,271,643)	—		—
BofA Securities, Inc.	131,928,980	(131,928,980)	—		—
Citadel Clearing LLC	82,684,343	(82,684,343)	—		—
Citigroup Global Markets, Inc.	211,937,929	(211,937,929)	—		—
Credit Suisse Securities (USA) LLC	6,066,803	(6,022,188)	—		44,615
Deutsche Bank Securities, Inc.	737,280	(737,280)	—		—
Goldman Sachs & Co. LLC	1,109,049,792	(1,109,049,792)	—		—
HSBC Bank PLC	69,491,858	(69,491,858)	—		—
J.P. Morgan Securities LLC	416,990,283	(416,990,283)	—		—
Jefferies LLC	2,431,599	(2,431,599)	—		—
Morgan Stanley	555,794,778	(554,196,466)	—		1,598,312
National Financial Services LLC	16,683,267	(16,683,267)	—		—
Natixis SA	49,118,236	(48,975,391)	—		142,845
Nomura Securities International, Inc.	41,036	(41,036)	—		—
RBC Capital Market LLC	322,259,410	(322,259,410)	—		—
Scotia Capital (USA), Inc.	55,114,996	(54,906,529)	—		208,467
SG Americas Securities LLC	2,636,523	(2,636,523)	—		—
State Street Bank & Trust Co.	48,391,126	(48,391,126)	—		—
Toronto-Dominion Bank	205,781,193	(205,781,193)	—		—
UBS AG	105,032,365	(104,881,562)	—		150,803
UBS Securities LLC	44,900,319	(44,760,889)	—		139,430
Virtu Americas LLC	9,047,710	(9,047,710)	—		—
Wells Fargo Bank N.A.	43,785,936	(43,778,729)	—		7,207
Wells Fargo Securities LLC	6,672,264	(6,672,264)	—		—

	$4,056,920,552	$(4,054,391,154)	$—		$2,529,398

Core S&P Small-Cap
Barclays Bank PLC	$170,299,911	$(170,299,911)	$—		$—
Barclays Capital, Inc.	43,080,634	(43,080,634)	—		—
BMO Capital Markets Corp.	116,510	(116,510)	—		—
BNP Paribas SA	307,378,182	(307,378,182)	—		—
BofA Securities, Inc.	334,296,295	(334,296,295)	—		—
Citadel Clearing LLC	24,480,169	(24,480,169)	—		—
Citigroup Global Markets, Inc.	116,919,009	(116,558,087)	—		360,922
Credit Suisse Securities (USA) LLC	1,409,672	(1,409,672)	—		—
Goldman Sachs & Co. LLC	781,170,963	(781,170,963)	—		—
HSBC Bank PLC	33,464,703	(33,464,703)	—		—
J.P. Morgan Securities LLC	665,563,018	(665,563,018)	—		—
Jefferies LLC	14,306,700	(14,306,700)	—		—
Morgan Stanley	724,742,912	(724,742,912)	—		—
National Financial Services LLC	68,722,080	(68,582,804)	—		139,276
Natixis SA	8,952,555	(8,952,555)	—		—
Nomura Securities International, Inc.	38,840	(38,840)	—		—
Pershing LLC	23,795,791	(23,795,791)	—		—
RBC Capital Market LLC	29,772,247	(29,772,247)	—		—
Scotia Capital (USA), Inc.	18,103,200	(18,103,200)	—		—
SG Americas Securities LLC	2,343,431	(2,343,431)	—		—
State Street Bank & Trust Co.	190,533,168	(190,533,168)	—		—
Toronto-Dominion Bank	173,462,892	(173,462,892)	—		—
UBS AG	169,243,337	(169,243,337)	—		—
UBS Securities LLC	20,055,293	(19,968,491)	—		86,802
Virtu Americas LLC	4,173,150	(4,173,150)	—		—
Wells Fargo Bank N.A.	41,545,403	(41,545,403)	—		—
Wells Fargo Securities LLC	17,729,741	(17,729,741)	—		—

	$3,985,699,806	$(3,985,112,806)	$—		$587,000

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Core S&P U.S. Growth
BNP Paribas SA	$8,200,869	$(8,200,869)	$—		$—
BofA Securities, Inc.	2,534,553	(2,534,553)	—		—
Citadel Clearing LLC	1,599,690	(1,599,690)	—		—
Citigroup Global Markets, Inc.	10,195,459	(10,195,459)	—		—
Goldman Sachs & Co. LLC	67,868,907	(67,868,907)	—		—
HSBC Bank PLC	443,689	(443,689)	—		—
J.P. Morgan Securities LLC	1,510,203	(1,510,203)	—		—
Morgan Stanley	4,104,275	(4,104,275)	—		—
National Financial Services LLC	218,661	(218,661)	—		—
RBC Capital Market LLC	7,494,774	(7,494,774)	—		—
Scotia Capital (USA), Inc.	1,767,028	(1,725,335)	—		41,693
SG Americas Securities LLC	194,805	(194,805)	—		—
Toronto-Dominion Bank	4,851,594	(4,851,594)	—		—
UBS Securities LLC	695,241	(683,820)	—		11,421
Virtu Americas LLC	585,441	(585,441)	—		—

	$112,265,189	$(112,212,075)	$—		$53,114

Core S&P U.S. Value
Barclays Bank PLC	$10,489,650	$(10,366,874)	$—		$122,776
Barclays Capital, Inc.	2,420,713	(2,406,410)	—		14,303
BNP Paribas SA	10,016,249	(10,016,249)	—		—
BofA Securities, Inc.	2,499,168	(2,499,168)	—		—
Citadel Clearing LLC	1,026,165	(1,022,250)	—		3,915
Citigroup Global Markets, Inc.	23,816	(23,816)	—		—
Credit Suisse Securities (USA) LLC	16,025	(15,962)	—		63
Goldman Sachs & Co. LLC	23,033,998	(23,005,419)	—		28,579
HSBC Bank PLC	972,585	(972,585)	—		—
J.P. Morgan Securities LLC	9,710,390	(9,710,390)	—		—
Morgan Stanley	3,038,995	(3,037,936)	—		1,059
Natixis SA	2,211,121	(2,195,470)	—		15,651
RBC Capital Market LLC	3,092,061	(3,006,438)	—		85,623
Scotia Capital (USA), Inc.	35,445	(35,397)	—		48
SG Americas Securities LLC	14,903,403	(14,903,403)	—		—
State Street Bank & Trust Co.	41,405	(41,405)	—		—
Toronto-Dominion Bank	4,556,424	(4,430,250)	—		126,174
UBS AG	7,871,560	(7,871,560)	—		—
Virtu Americas LLC	279,095	(279,095)	—		—
Wells Fargo Bank N.A.	76,578	(76,578)	—		—

	$96,314,846	$(95,916,655)	$—		$398,191

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

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on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of the agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Core S&P Mid-Cap	0.05%
Core S&P Small-Cap	0.06
Core S&P U.S. Growth	0.04
Core S&P U.S. Value	0.04

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company (“SSB”) for the Funds, with the exception of iShares Core S&P Small-Cap ETF, which SSB performed ETF Services prior to April 11, 2022.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Core S&P Mid-Cap	$8,650,401
Core S&P Small-Cap	4,394,373
Core S&P U.S. Growth	208,803
Core S&P U.S. Value	127,961

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core S&P Mid-Cap	$2,048,797,185	$3,485,447,707	$(906,004,486)
Core S&P Small-Cap	2,314,420,022	2,101,833,049	94,199,658
Core S&P U.S. Growth	2,662,783,579	2,977,432,999	(832,128,178)
Core S&P U.S. Value	3,146,812,931	2,815,297,919	(116,294,218)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core S&P Mid-Cap	$11,122,412,600	$11,137,650,642
Core S&P Small-Cap	12,526,547,049	12,883,440,519
Core S&P U.S. Growth	4,080,939,244	4,083,840,137
Core S&P U.S. Value	3,764,282,315	3,724,869,768

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core S&P Mid-Cap	$10,706,977,048	$6,027,966,673
Core S&P Small-Cap	10,734,231,094	8,274,894,310
Core S&P U.S. Growth	2,758,615,656	1,305,477,021
Core S&P U.S. Value	4,758,950,936	3,356,378,308

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Core S&P Mid-Cap	$1,854,728,886	$(1,854,728,886)
Core S&P Small-Cap	2,766,853,678	(2,766,853,678)
Core S&P U.S. Growth	512,862,723	(512,862,723)
Core S&P U.S. Value	1,050,199,128	(1,050,199,128)

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022
Core S&P Mid-Cap
Ordinary income	$1,068,069,845	$842,798,749

Core S&P Small-Cap
Ordinary income	$1,012,107,695	$1,058,667,702

Core S&P U.S. Growth
Ordinary income	$124,923,098	$85,386,412

Core S&P U.S. Value
Ordinary income	$267,844,515	$219,854,566

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total
Core S&P Mid-Cap	$—	$(1,713,541,092)	$6,305,213,278	$(310,816)	$4,591,361,370
Core S&P Small-Cap	—	(2,941,893,594)	2,231,084,016	(111,666,576)	(822,476,154)
Core S&P U.S. Growth	1,271,844	(1,457,321,766)	2,357,206,896	—	901,156,974
Core S&P U.S. Value	464,743	(728,805,923)	592,473,808	—	(135,867,372)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements, characterization of corporate actions and the timing and recognition of realized gains (losses) for tax purposes.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core S&P Mid-Cap	$64,150,997,994	$11,956,116,969	$(5,650,903,691)	$6,305,213,278
Core S&P Small-Cap	68,536,095,691	11,316,943,169	(9,085,859,153)	2,231,084,016
Core S&P U.S. Growth	10,070,516,254	2,674,052,660	(316,845,764)	2,357,206,896
Core S&P U.S. Value	12,772,139,410	1,429,584,854	(836,931,152)	592,653,702

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22
iShares ETF	Shares	Amount	Shares	Amount
Core S&P Mid-Cap
Shares sold	44,050,000	$10,833,257,889	44,950,000	$12,187,553,091
Shares redeemed	(24,200,000)	(5,957,904,147)	(33,950,000)	(9,149,968,360)

	19,850,000	$4,875,353,742	11,000,000	$3,037,584,731

Core S&P Small-Cap
Shares sold	109,400,000	$10,712,472,940	122,700,000	$13,651,203,551
Shares redeemed	(87,250,000)	(8,367,916,204)	(85,100,000)	(9,350,124,736)

	22,150,000	$2,344,556,736	37,600,000	$4,301,078,815

Core S&P U.S. Growth
Shares sold	32,150,000	$2,766,534,333	32,600,000	$3,543,506,031
Shares redeemed	(15,300,000)	(1,320,929,843)	(26,000,000)	(2,826,109,252)

	16,850,000	$1,445,604,490	6,600,000	$717,396,779

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

	Year Ended 03/31/23		Year Ended 03/31/22
iShares ETF	Shares	Amount	Shares	Amount
Core S&P U.S. Value
Shares sold	67,600,000	$4,795,462,207	45,100,000	$3,309,869,059
Shares redeemed	(47,500,000)	(3,340,436,231)	(17,150,000)	(1,264,981,587)

	20,100,000	$1,455,025,976	27,950,000	$2,044,887,472

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	83

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income
Core S&P Mid-Cap	$817,118,083
Core S&P Small-Cap	769,604,422
Core S&P U.S. Growth	121,718,631
Core S&P U.S. Value	250,448,729

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income
Core S&P Mid-Cap	$94,558,909
Core S&P Small-Cap	129,224,285
Core S&P U.S. Growth	4,810,632
Core S&P U.S. Value	8,005,097

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Core S&P Mid-Cap	75.67%
Core S&P Small-Cap	74.94
Core S&P U.S. Growth	94.29
Core S&P U.S. Value	90.86

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	85

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core S&P Mid-Cap	$4.170696	$—	$—	$4.170696	100%	—%	—%	100%
Core S&P Small-Cap	1.498078	—	—	1.498078	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4,121 million. This figure is comprised of fixed remuneration of USD 685 million and variable remuneration of USD 3,436 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2,958 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 million. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	87

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	89

Trustee and Officer Information  (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	91

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representations regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-302-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•	iShares Russell Top 200 ETF | IWL | NYSE Arca

•	iShares Russell Top 200 Growth ETF | IWY | NYSE Arca

•	iShares Russell Top 200 Value ETF | IWX | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

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Fund Summary as of March 31, 2023	iShares® Russell Top 200 ETF

Investment Objective

The iShares RussellTop 200 ETF(the “Fund) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Russell Top 200® Index (the ”Index“). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.41)%	11.75%	12.59%	(8.41)%	74.30%	227.44%

Fund Market	(8.55)	11.72	12.59	(8.55)	74.06	227.46

Index	(8.27)	11.92	12.77	(8.27)	75.63	232.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,157.30	$ 0.81		$ 1,000.00	$ 1,024.18	$ 0.76		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See ”Disclosure of Expenses“ for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Russell Top 200 ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The consumer discretionary sector detracted the most from the Index’s return. While consumer spending continued to grow, rising inflation drove up costs for companies, and consumers increasingly sought bargains as higher prices eroded personal spending power. Within the sector, the internet and direct marketing retail industry detracted significantly. The sharp rise in e-commerce, which boosted the industry early in the pandemic, waned as more workers returned to the office and brick-and-mortar retailers gained market share. Stocks in the automobiles industry also declined amid concerns about the market for electric vehicles in the weakening economy and production volumes that failed to meet analysts’ expectations.

The information technology sector also detracted significantly from the Index’s return, as sharply higher interest rates reduced the current value of future earnings. The software and services industry declined notably amid high inflation and slow growth, as cuts to corporate information technology budgets tempered revenue growth. Slowing sales growth for cloud-based software further constrained earnings. Changing consumer behavior patterns pressured the IT services industry, as a return to in-person spending slowed revenue growth for online payment platform providers.

The communication services sector also detracted, particularly high-valuation stocks with growth prospects in the interactive media and services industry. Demand for online advertisements slowed during the reporting period, as businesses cut back marketing expenditures in a more challenging economic environment. Stiff competition among companies producing disruptive new artificial intelligence products also pressured the industry.

On the upside, energy sector stocks contributed to the Index’s return. Relatively high average prices of energy commodities following Russia’s invasion of Ukraine supported profitability in the oil, gas, and consumable fuels industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	28.9%
Health Care	15.0
Financials	13.2
Consumer Discretionary	9.7
Communication Services	9.3
Consumer Staples	7.7
Industrials	6.9
Energy	4.5
Utilities	1.7
Materials	1.7
Real Estate	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	8.8%
Microsoft Corp.	7.7
Amazon.com, Inc.	3.3
NVIDIA Corp.	2.3
Alphabet, Inc., Class A	2.2
Berkshire Hathaway, Inc., Class B	2.0
Alphabet, Inc., Class C, NVS	1.9
Tesla, Inc.	1.9
Meta Platforms, Inc., Class A	1.7
Exxon Mobil Corp.	1.6

(a)	Excludes money market funds.

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Fund Summary as of March 31, 2023	iShares® Russell Top 200 Growth ETF

Investment Objective

The iShares Russell Top 200 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell Top 200® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(11.60)%	14.61%	15.38%	(11.60)%	97.73%	318.21%

Fund Market	(11.80)	14.59	15.38	(11.80)	97.54	318.27

Index	(11.44)	14.79	15.61	(11.44)	99.34	326.38

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,168.10	$ 1.08		$ 1,000.00	$ 1,023.93	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® Russell Top 200 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. Large-capitalization growth stocks, which derive a significant portion of their price from investors’ expectations of future growth, faced significant headwinds relative to other equities. Growth stocks are particularly sensitive to interest rates, which rose notably as the Fed sharply tightened monetary policy.

The consumer discretionary sector detracted the most from the Index’s return. Rising inflation drove up costs for companies, and consumers increasingly sought bargains as higher prices eroded personal spending power. Within the sector, the internet and direct marketing retail industry detracted significantly from the Index’s performance. The sharp rise in e-commerce, which boosted the industry early in the pandemic, waned as more workers returned to the office and brick-and-mortar retailers gained market share. Excess warehouse capacity also weighed on industry cash flow. Slowing revenue growth from data cloud services further pressured the industry’s profitability, as business customers tried to reduce expenditures amid economic uncertainty. The automobiles industry also declined amid concerns about the market for electric vehicles (“EVs”) in the weakening economy. While EV sales continued to grow, production did not meet analysts’ expectations, and price discounts on some new models negatively impacted revenues.

The communication services sector also detracted significantly from the Index’s return, as the rising interest rate environment negatively impacted the interactive media and services industry, particularly high-valuation stocks with growth prospects. Demand for online advertisements slowed during the reporting period, as businesses cut back on marketing expenditures in a more challenging economic environment. Stiff competition among companies producing disruptive new artificial intelligence products also pressured the industry, as analysts attempted to chart the potential impact of the new technologies.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	45.3%
Consumer Discretionary	14.2
Health Care	10.5
Communication Services	7.8
Financials	6.7
Consumer Staples	6.6
Industrials	6.0
Real Estate	1.4
Other (each representing less than 1%)	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	15.6%
Microsoft Corp.	13.5
Amazon.com, Inc.	5.8
NVIDIA Corp.	4.1
Alphabet, Inc., Class A	3.4
Tesla, Inc.	3.4
Alphabet, Inc., Class C, NVS	3.0
UnitedHealth Group, Inc.	2.5
Visa, Inc., Class A	2.3
Mastercard, Inc., Class A	1.9

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Russell Top 200 Value ETF

Investment Objective

The iShares Russell Top 200 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell Top 200® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(4.37)%	7.76%	9.08%	(4.37)%	45.29%	138.44%

Fund Market	(4.51)	7.73	9.07	(4.51)	45.11	138.30

Index	(4.16)	7.96	9.30	(4.16)	46.69	143.43

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,142.60	$ 1.07		$ 1,000.00	$ 1,023.93	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023 (continued)	iShares® Russell Top 200 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. While bank profitability is typically supported by higher interest rates, persistently high inflation led to significant tightening from the Fed, and investors became concerned about the long-term effect of this tightening on loan growth and credit losses. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks. Despite government actions to contain the impact, these bank failures weighed heavily on the industry. The financial services industry also faced headwinds due to weak economic growth, declining prices for stocks and bonds, and concerns about the balance sheet liquidity of a large discount broker following the bank failures.

The information technology sector also detracted significantly from the Index’s return, as sharply higher interest rates reduced the current value of future earnings. High inflation and slow growth weighed on the sector, as consumers and businesses often seek to reduce spending on technology products and services during a downturn.

On the upside, stocks in the energy sector contributed to the Index’s return despite lower oil prices and a sharp decline in the price of natural gas. The price of oil and natural gas surged in the aftermath of Russia’s invasion of Ukraine. While prices subsequently fell as markets stabilized, the relatively high average prices of energy commodities supported profitability in the oil, gas, and consumable fuels industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	21.6%
Health Care	20.8
Communication Services	11.3
Energy	9.4
Consumer Staples	9.2
Industrials	7.9
Information Technology	7.6
Utilities	3.9
Consumer Discretionary	3.9
Materials	2.8
Real Estate	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway, Inc., Class B	4.5%
Exxon Mobil Corp.	3.7
Johnson & Johnson	3.3
JPMorgan Chase & Co.	3.1
Meta Platforms, Inc., Class A	3.0
Chevron Corp.	2.6
Pfizer, Inc.	1.9
Cisco Systems, Inc.	1.8
Walmart, Inc.	1.7
Procter & Gamble Co.	1.6

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments March 31, 2023	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co.(a)	15,752	$3,346,198
General Dynamics Corp.	6,905	1,575,790
L3Harris Technologies, Inc.	5,414	1,062,443
Lockheed Martin Corp.	6,474	3,060,454
Northrop Grumman Corp.	4,093	1,889,820
Raytheon Technologies Corp.	41,787	4,092,201

		15,026,906

Air Freight & Logistics — 0.7%
FedEx Corp.	6,632	1,515,346
United Parcel Service, Inc., Class B	20,898	4,054,003

		5,569,349

Automobiles — 2.3%
Ford Motor Co.	112,341	1,415,497
General Motors Co.	39,443	1,446,769
Tesla, Inc.(a)	73,475	15,243,123

		18,105,389

Banks — 3.4%
Bank of America Corp.	199,668	5,710,505
Citigroup, Inc.	55,029	2,580,310
JPMorgan Chase & Co.	82,922	10,805,566
PNC Financial Services Group, Inc.	11,468	1,457,583
Truist Financial Corp.	37,757	1,287,513
U.S. Bancorp	39,229	1,414,205
Wells Fargo & Co.	109,052	4,076,364

		27,332,046

Beverages — 2.1%
Coca-Cola Co.	111,001	6,885,392
Constellation Brands, Inc., Class A	4,294	969,972
Keurig Dr Pepper, Inc.	24,475	863,478
Monster Beverage Corp.(a)	20,887	1,128,107
PepsiCo, Inc.	39,302	7,164,754

		17,011,703

Biotechnology — 2.6%
AbbVie, Inc.	50,243	8,007,227
Amgen, Inc.	15,180	3,669,765
Gilead Sciences, Inc.	35,687	2,960,950
Moderna, Inc.(a)	9,413	1,445,649
Regeneron Pharmaceuticals, Inc.(a)	2,946	2,420,640
Vertex Pharmaceuticals, Inc.(a)	7,269	2,290,244

		20,794,475

Broadline Retail — 3.3%
Amazon.com, Inc.(a)	252,684	26,099,730

Building Products — 0.2%
Johnson Controls International PLC	19,591	1,179,770

Capital Markets — 2.6%
BlackRock, Inc.(b)	4,217	2,821,679
Blackstone, Inc., Class A, NVS	20,143	1,769,361
Charles Schwab Corp.	43,210	2,263,340
CME Group, Inc., Class A	10,194	1,952,355
Goldman Sachs Group, Inc.	9,324	3,049,974
Intercontinental Exchange, Inc.	15,715	1,638,917
Moody’s Corp.	4,537	1,388,413
Morgan Stanley	35,048	3,077,214
S&P Global, Inc.	9,148	3,153,956

		21,115,209

Chemicals — 1.3%
Air Products & Chemicals, Inc.	6,307	1,811,434

Security	Shares	Value

Chemicals (continued)
Dow, Inc.	19,950	$1,093,659
Ecolab, Inc.	7,032	1,164,007
Linde PLC	14,046	4,992,510
Sherwin-Williams Co.	6,818	1,532,482

		10,594,092

Commercial Services & Supplies — 0.2%
Waste Management, Inc.	11,648	1,900,604

Communications Equipment — 0.8%
Cisco Systems, Inc.	116,830	6,107,288

Consumer Finance — 0.5%
American Express Co.	16,913	2,789,799
Capital One Financial Corp.	10,794	1,037,951

		3,827,750

Consumer Staples Distribution & Retail — 2.2%
Costco Wholesale Corp.	12,587	6,254,103
Dollar General Corp.	6,418	1,350,732
Sysco Corp.	14,437	1,114,969
Target Corp.	13,165	2,180,519
Walgreens Boots Alliance, Inc.	20,377	704,637
Walmart, Inc.	40,409	5,958,307

		17,563,267

Diversified Telecommunication Services — 1.1%
AT&T Inc.	203,542	3,918,184
Verizon Communications, Inc.	119,488	4,646,888

		8,565,072

Electric Utilities — 1.4%
American Electric Power Co., Inc.	14,660	1,333,913
Duke Energy Corp.	21,887	2,111,439
Exelon Corp.	28,152	1,179,287
NextEra Energy, Inc.	56,459	4,351,860
Southern Co.	30,912	2,150,857

		11,127,356

Electrical Equipment — 0.4%
Eaton Corp. PLC	11,353	1,945,223
Emerson Electric Co.	16,105	1,403,390

		3,348,613

Energy Equipment & Services — 0.2%
Schlumberger NV	40,151	1,971,414

Entertainment — 1.4%
Activision Blizzard, Inc.	22,052	1,887,431
Netflix, Inc.(a)	12,445	4,299,498
Walt Disney Co.(a)	51,799	5,186,634

		11,373,563

Financial Services — 5.2%
Berkshire Hathaway, Inc., Class B(a)	51,289	15,836,505
Block, Inc., Class A(a)	15,190	1,042,793
Fidelity National Information Services, Inc.	16,793	912,364
Fiserv, Inc.(a)	16,751	1,893,366
Mastercard, Inc., Class A	24,190	8,790,888
PayPal Holdings, Inc.(a)	32,401	2,460,532
Visa, Inc., Class A	46,212	10,418,957

		41,355,405

Food Products — 0.8%
Archer-Daniels-Midland Co.	15,490	1,233,933
General Mills, Inc.	16,716	1,428,549

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Kraft Heinz Co.	19,958	$771,776
Mondelez International, Inc., Class A	38,759	2,702,278

		6,136,536

Ground Transportation — 1.0%
CSX Corp.	59,791	1,790,143
Norfolk Southern Corp.	6,444	1,366,128
Uber Technologies, Inc.(a)	54,628	1,731,708
Union Pacific Corp.	17,471	3,516,213

		8,404,192

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	48,749	4,936,324
Baxter International, Inc.	14,340	581,630
Becton Dickinson & Co.	8,071	1,997,895
Boston Scientific Corp.(a)	40,536	2,028,016
Edwards Lifesciences Corp.(a)	17,611	1,456,958
GE HealthCare Technologies, Inc.(a)	10,341	848,272
Intuitive Surgical, Inc.(a)	10,014	2,558,277
Medtronic PLC	37,998	3,063,399
Stryker Corp.	9,987	2,850,989

		20,321,760

Health Care Providers & Services — 3.3%
Centene Corp.(a)	15,613	986,898
Cigna Group	8,329	2,128,309
CVS Health Corp.	36,493	2,711,795
Elevance Health, Inc.	6,858	3,153,377
HCA Healthcare, Inc.	6,121	1,613,985
Humana, Inc.	3,593	1,744,258
McKesson Corp.	3,883	1,382,542
UnitedHealth Group, Inc.	26,592	12,567,113

		26,288,277

Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A(a)	10,646	1,324,362
Booking Holdings, Inc.(a)	1,101	2,920,304
Marriott International, Inc., Class A	7,559	1,255,096
McDonald’s Corp.	21,010	5,874,606
Starbucks Corp.	32,598	3,394,430

		14,768,798

Household Products — 1.6%
Colgate-Palmolive Co.	23,504	1,766,326
Kimberly-Clark Corp.	9,598	1,288,243
Procter & Gamble Co.	67,107	9,978,140

		13,032,709

Industrial Conglomerates — 1.0%
3M Co.	15,695	1,649,702
General Electric Co.	30,809	2,945,340
Honeywell International, Inc.	19,159	3,661,668

		8,256,710

Industrial REITs — 0.4%
Prologis, Inc.	26,169	3,265,106

Insurance — 1.5%
American International Group, Inc.	21,195	1,067,380
Aon PLC, Class A	5,814	1,833,096
Chubb Ltd.	11,827	2,296,567
Marsh & McLennan Cos., Inc.	14,081	2,345,190
MetLife, Inc.	18,732	1,085,332
Progressive Corp.	16,596	2,374,224
Travelers Cos., Inc.	6,634	1,137,134

		12,138,923

Security	Shares	Value

Interactive Media & Services — 5.8%
Alphabet, Inc., Class A(a)	171,009	$17,738,764
Alphabet, Inc., Class C, NVS(a)	148,713	15,466,152
Meta Platforms, Inc., Class A(a)	63,261	13,407,536

		46,612,452

IT Services — 1.3%
Accenture PLC, Class A	18,014	5,148,581
Cognizant Technology Solutions Corp., Class A	14,603	889,761
International Business Machines Corp.	25,584	3,353,806
Snowflake, Inc., Class A(a)	8,837	1,363,461

		10,755,609

Life Sciences Tools & Services — 1.5%
Danaher Corp.	18,403	4,638,292
Illumina, Inc.(a)	4,453	1,035,545
Thermo Fisher Scientific, Inc.	11,124	6,411,540

		12,085,377

Machinery — 1.1%
Caterpillar, Inc.	14,793	3,385,230
Deere & Co.	7,719	3,187,021
Illinois Tool Works, Inc.	8,686	2,114,607

		8,686,858

Media — 0.7%
Charter Communications, Inc., Class A(a)	2,999	1,072,473
Comcast Corp., Class A	118,921	4,508,295

		5,580,768

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	40,584	1,660,292
Newmont Corp.	22,591	1,107,411
Southern Copper Corp.	2,393	182,466

		2,950,169

Multi-Utilities — 0.3%
Dominion Energy, Inc.	23,735	1,327,024
Sempra Energy	8,919	1,348,196

		2,675,220

Oil, Gas & Consumable Fuels — 4.3%
Chevron Corp.	54,983	8,971,026
ConocoPhillips	34,803	3,452,805
EOG Resources, Inc.	16,655	1,909,163
Exxon Mobil Corp.	117,156	12,847,327
Kinder Morgan, Inc.	56,290	985,638
Marathon Petroleum Corp.	12,865	1,734,588
Occidental Petroleum Corp.	22,635	1,413,103
Pioneer Natural Resources Co.	6,749	1,378,416
Valero Energy Corp.	10,997	1,535,181

		34,227,247

Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	6,513	1,605,194

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	60,545	4,196,374
Eli Lilly & Co.	23,955	8,226,626
Johnson & Johnson	74,820	11,597,100
Merck & Co., Inc.	71,917	7,651,250
Pfizer, Inc.	160,679	6,555,703
Zoetis, Inc., Class A	13,385	2,227,799

		40,454,852

Professional Services — 0.3%
Automatic Data Processing, Inc.	11,870	2,642,618

Semiconductors & Semiconductor Equipment — 6.9%
Advanced Micro Devices, Inc.(a)	45,918	4,500,423

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Analog Devices, Inc.	14,373	$2,834,643
Applied Materials, Inc.	23,922	2,938,339
Broadcom, Inc.	11,228	7,203,211
Intel Corp.	117,703	3,845,357
KLA Corp.	3,928	1,567,940
Lam Research Corp.	3,829	2,029,830
Marvell Technology, Inc.	24,171	1,046,604
Micron Technology, Inc.	30,911	1,865,170
NVIDIA Corp.	67,260	18,682,810
QUALCOMM, Inc.	31,855	4,064,061
Texas Instruments, Inc.	25,798	4,798,686

		55,377,074

Software — 11.1%
Adobe, Inc.(a)	12,998	5,009,039
Atlassian Corp., Class A(a)	4,147	709,842
Autodesk, Inc.(a)	6,175	1,285,388
Intuit, Inc.	7,835	3,493,078
Microsoft Corp.	212,720	61,327,176
Oracle Corp.	43,456	4,037,931
Palo Alto Networks, Inc.(a)(c)	8,439	1,685,606
Roper Technologies, Inc.	3,003	1,323,392
Salesforce, Inc.(a)	27,360	5,465,981
ServiceNow, Inc.(a)	5,764	2,678,646
VMware, Inc., Class A(a)	6,088	760,087
Workday, Inc., Class A(a)	5,663	1,169,636

		88,945,802

Specialized REITs — 1.0%
American Tower Corp.	13,190	2,695,245
Crown Castle, Inc.	12,235	1,637,532
Digital Realty Trust, Inc.	8,132	799,457
Equinix, Inc.	2,625	1,892,730
Public Storage	4,443	1,342,408

		8,367,372

Specialty Retail — 1.8%
Home Depot, Inc.	28,971	8,549,922
Lowe’s Cos., Inc.	17,199	3,439,284
TJX Cos., Inc.	32,995	2,585,488

		14,574,694

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 8.8%
Apple Inc.	427,271	$70,456,988

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	34,200	4,194,288

Tobacco — 0.8%
Altria Group, Inc.	50,966	2,274,103
Philip Morris International, Inc.	44,053	4,284,154

		6,558,257

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)	16,671	2,414,628

Total Long-Term Investments — 99.8% (Cost: $802,292,132)		801,747,479

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(b)(d)(e)	1,636,633	1,637,124
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(b)(d)	1,169,890	1,169,890

Total Short-Term Securities — 0.3% (Cost: $2,806,990)		2,807,014

Total Investments — 100.1% (Cost: $805,099,122)		804,554,493

Liabilities in Excess of Other Assets — (0.1)%		(1,147,276)

Net Assets — 100.0%		$803,407,217

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$249,903	$1,381,728	(a)	$—		$5,434	$59	$1,637,124	1,636,633	$14,072	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,385,000	—		(215,110	)(a)	—	—	1,169,890	1,169,890	33,759		1
BlackRock, Inc.	3,604,590	1,038,890		(1,730,601)		703,995	(795,195)	2,821,679	4,217	—		—

						$709,429	$(795,136)	$5,628,693		$47,831		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-mini Index	7	06/16/23	$1,448	$85,017

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$85,017	$—	$—	$—	$85,017

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(230,224)	$—	$—	$—	$(230,224)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(13,507)	$—	$—	$—	$(13,507)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,498,366

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$801,747,479	$—	$—	$801,747,479
Short-Term Securities
Money Market Funds	2,807,014	—	—	2,807,014

	$804,554,493	$—	$—	$804,554,493

Derivative Financial Instruments(a)
Assets
Equity Contracts	$85,017	$—	$—	$85,017

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Boeing Co.(a)(b)	64,193	$13,636,519
Lockheed Martin Corp.	84,718	40,048,740
Northrop Grumman Corp.	6,212	2,868,205

		56,553,464

Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	243,969	47,327,546

Automobiles — 3.4%
Tesla, Inc.(a)	961,597	199,492,914

Beverages — 2.7%
Coca-Cola Co.	1,089,548	67,584,662
Monster Beverage Corp.(a)	252,259	13,624,509
PepsiCo, Inc.	434,633	79,233,596

		160,442,767

Biotechnology — 3.0%
AbbVie, Inc.	657,565	104,796,134
Amgen, Inc.	166,878	40,342,757
Moderna, Inc.(a)	7,214	1,107,926
Regeneron Pharmaceuticals, Inc.(a)	5,644	4,637,505
Vertex Pharmaceuticals, Inc.(a)	89,747	28,276,587

		179,160,909

Broadline Retail — 5.8%
Amazon.com, Inc.(a)	3,306,977	341,577,654

Capital Markets — 1.0%
Blackstone, Inc., Class A, NVS	264,265	23,213,037
Charles Schwab Corp.	313,408	16,416,311
Moody’s Corp.	56,080	17,161,602

		56,790,950

Chemicals — 0.8%
Ecolab, Inc.	81,576	13,503,275
Linde PLC	38,654	13,739,178
Sherwin-Williams Co.	88,888	19,979,356

		47,221,809

Commercial Services & Supplies — 0.4%
Waste Management, Inc.	143,203	23,366,434

Consumer Finance — 0.0%
American Express Co.	13,918	2,295,774

Consumer Staples Distribution & Retail — 2.2%
Costco Wholesale Corp.	164,729	81,848,898
Dollar General Corp.	83,754	17,626,867
Sysco Corp.	189,122	14,605,892
Target Corp.	95,074	15,747,107

		129,828,764

Electrical Equipment — 0.1%
Emerson Electric Co.	67,541	5,885,523

Entertainment — 0.5%
Netflix, Inc.(a)	73,571	25,417,309
Walt Disney Co.(a)	45,403	4,546,202

		29,963,511

Financial Services — 4.4%
Fiserv, Inc.(a)	19,849	2,243,532
Mastercard, Inc., Class A	316,596	115,054,152
PayPal Holdings, Inc.(a)	130,839	9,935,914
Visa, Inc., Class A	604,799	136,357,983

		263,591,581

Security	Shares	Value

Ground Transportation — 1.2%
CSX Corp.	197,532	$5,914,108
Uber Technologies, Inc.(a)	617,645	19,579,347
Union Pacific Corp.	228,659	46,019,910

		71,513,365

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	84,266	8,532,775
Baxter International, Inc.	28,881	1,171,414
Edwards Lifesciences Corp.(a)	229,667	19,000,351
GE HealthCare Technologies, Inc.(a)	7,534	618,014
Intuitive Surgical, Inc.(a)	120,651	30,822,711
Stryker Corp.	69,922	19,960,633

		80,105,898

Health Care Providers & Services — 3.2%
Cigna Group	17,365	4,437,278
Elevance Health, Inc.	27,216	12,514,189
HCA Healthcare, Inc.	4,876	1,285,704
Humana, Inc.	33,218	16,126,010
McKesson Corp.	10,011	3,564,417
UnitedHealth Group, Inc.	316,696	149,667,363

		187,594,961

Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A(a)	139,482	17,351,561
Booking Holdings, Inc.(a)(b)	14,428	38,268,971
Marriott International, Inc., Class A	98,726	16,392,465
McDonald’s Corp.	66,765	18,668,162
Starbucks Corp.	153,805	16,015,715

		106,696,874

Household Products — 1.3%
Colgate-Palmolive Co.	189,686	14,254,903
Kimberly-Clark Corp.	73,987	9,930,535
Procter & Gamble Co.	374,139	55,630,728

		79,816,166

Industrial Conglomerates — 0.3%
General Electric Co.(b)	22,563	2,157,023
Honeywell International, Inc.	73,820	14,108,478

		16,265,501

Insurance — 1.3%
Aon PLC, Class A	71,741	22,619,220
Marsh & McLennan Cos., Inc.	164,798	27,447,107
Progressive Corp.	188,829	27,013,877

		77,080,204

Interactive Media & Services — 7.0%
Alphabet, Inc., Class A(a)	1,947,115	201,974,239
Alphabet, Inc., Class C, NVS(a)	1,693,261	176,099,144
Meta Platforms, Inc., Class A(a)	176,339	37,373,288

		415,446,671

IT Services — 1.9%
Accenture PLC, Class A	235,750	67,379,708
International Business Machines Corp.	223,534	29,303,072
Snowflake, Inc., Class A(a)	108,060	16,672,577

		113,355,357

Life Sciences Tools & Services — 0.2%
Danaher Corp.	16,360	4,123,374
Thermo Fisher Scientific, Inc.	17,730	10,219,040

		14,342,414

Machinery — 1.8%
Caterpillar, Inc.	168,620	38,587,001

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Deere & Co.	101,018	$41,708,312
Illinois Tool Works, Inc.	102,363	24,920,272

		105,215,585

Media — 0.2%
Charter Communications, Inc., Class A(a)	39,028	13,956,803

Metals & Mining — 0.0%
Southern Copper Corp.	20,608	1,571,360

Oil, Gas & Consumable Fuels — 0.7%
EOG Resources, Inc.	158,964	18,222,043
Occidental Petroleum Corp.(b)	244,212	15,246,155
Pioneer Natural Resources Co.	48,537	9,913,197

		43,381,395

Personal Care Products — 0.4%
Estee Lauder Cos., Inc., Class A	85,491	21,070,112

Pharmaceuticals — 2.7%
Eli Lilly & Co.	255,192	87,638,037
Merck & Co., Inc.	394,370	41,957,024
Zoetis, Inc., Class A	175,085	29,141,147

		158,736,208

Professional Services — 0.5%
Automatic Data Processing, Inc.	142,561	31,738,355

Semiconductors & Semiconductor Equipment — 9.8%
Advanced Micro Devices, Inc.(a)	473,548	46,412,440
Analog Devices, Inc.	37,870	7,468,721
Applied Materials, Inc.	313,085	38,456,231
Broadcom, Inc.	146,949	94,273,661
KLA Corp.	51,455	20,539,292
Lam Research Corp.	50,123	26,571,205
Micron Technology, Inc.	76,561	4,619,691
NVIDIA Corp.	880,272	244,513,153
QUALCOMM, Inc.	416,897	53,187,719
Texas Instruments, Inc.	231,279	43,020,207

		579,062,320

Software — 18.0%
Adobe, Inc.(a)	170,113	65,556,447
Atlassian Corp., Class A(a)	54,148	9,268,513
Autodesk, Inc.(a)	80,924	16,845,140
Intuit, Inc.	102,529	45,710,504
Microsoft Corp.	2,783,965	802,617,109
Oracle Corp.	390,628	36,297,154
Palo Alto Networks, Inc.(a)	110,747	22,120,606
Salesforce, Inc.(a)	76,678	15,318,731

Security	Shares	Value

Software (continued)
ServiceNow, Inc.(a)	75,401	$35,040,353
VMware, Inc., Class A(a)	38,725	4,834,816
Workday, Inc., Class A(a)	74,066	15,297,591

		1,068,906,964

Specialized REITs — 1.4%
American Tower Corp.	132,310	27,036,225
Crown Castle, Inc.	160,366	21,463,386
Equinix, Inc.	25,935	18,700,172
Public Storage	46,220	13,964,911

		81,164,694

Specialty Retail — 2.3%
Home Depot, Inc.	219,922	64,903,381
Lowe’s Cos., Inc.	194,251	38,844,372
TJX Cos., Inc.	431,708	33,828,639

		137,576,392

Technology Hardware, Storage & Peripherals — 15.5%
Apple Inc.	5,591,901	922,104,475

Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	447,589	54,892,315

Total Long-Term Investments — 99.8% (Cost: $5,293,935,887)		5,925,093,989

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	40,082,221	40,094,246
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	7,923,181	7,923,181

Total Short-Term Securities — 0.8% (Cost: $48,011,243)		48,017,427

Total Investments — 100.6% (Cost: $5,341,947,130)		5,973,111,416

Liabilities in Excess of Other Assets — (0.6)%		(38,560,228)

Net Assets — 100.0%		$5,934,551,188

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,926,531	$31,124,831	(a)	$—	$37,894	$4,990	$40,094,246	40,082,221	$120,319	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,166,000	1,757,181	(a)	—	—	—	7,923,181	7,923,181	194,167		4

					$37,894	$4,990	$48,017,427		$314,486		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Technology Select Sector Index	13	06/16/23	$1,996	$200,811
Nasdaq 100 E-Mini Index	25	06/16/23	6,651	663,321

				$864,132

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$864,132	$—	$—	$—	$864,132

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(319,077)	$—	$—	$—	$(319,077)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$361,996	$—	$—	$—	$361,996

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$7,388,034

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$5,925,093,989	$—	$—	$5,925,093,989
Short-Term Securities
Money Market Funds	48,017,427	—	—	48,017,427

	$5,973,111,416	$—	$—	$5,973,111,416

Derivative Financial Instruments(a)
Assets
Equity Contracts	$864,132	$—	$—	$864,132

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.1%
Boeing Co.(a)	48,302	$10,260,794
General Dynamics Corp.	30,774	7,022,935
L3Harris Technologies, Inc.	24,017	4,713,096
Northrop Grumman Corp.	16,102	7,434,615
Raytheon Technologies Corp.	185,976	18,212,630

		47,644,070

Air Freight & Logistics — 0.6%
FedEx Corp.	29,573	6,757,135
United Parcel Service, Inc., Class B	10,045	1,948,629

		8,705,764

Automobiles — 0.8%
Ford Motor Co.	498,581	6,282,121
General Motors Co.	175,946	6,453,699

		12,735,820

Banks — 7.8%
Bank of America Corp.	888,641	25,415,133
Citigroup, Inc.	244,915	11,484,064
JPMorgan Chase & Co.	369,052	48,091,166
PNC Financial Services Group, Inc.	50,930	6,473,203
Truist Financial Corp.	168,917	5,760,070
U.S. Bancorp	174,940	6,306,587
Wells Fargo & Co.	485,348	18,142,308

		121,672,531

Beverages — 1.4%
Coca-Cola Co.	123,507	7,661,139
Constellation Brands, Inc., Class A	19,157	4,327,375
Keurig Dr Pepper, Inc.	108,421	3,825,093
Monster Beverage Corp.(a)	6,989	377,476
PepsiCo, Inc.	27,112	4,942,517

		21,133,600

Biotechnology — 2.0%
Amgen, Inc.	10,794	2,609,450
Gilead Sciences, Inc.	158,826	13,177,793
Moderna, Inc.(a)	39,459	6,060,113
Regeneron Pharmaceuticals, Inc.(a)	11,200	9,202,704
Vertex Pharmaceuticals, Inc.(a)	1,799	566,811

		31,616,871

Building Products — 0.3%
Johnson Controls International PLC	87,085	5,244,259

Capital Markets — 4.8%
BlackRock, Inc.(b)	18,767	12,557,375
Charles Schwab Corp.	85,578	4,482,576
CME Group, Inc., Class A	45,371	8,689,454
Goldman Sachs Group, Inc.	41,497	13,574,084
Intercontinental Exchange, Inc.	69,808	7,280,276
Moody’s Corp.	1,142	349,475
Morgan Stanley	155,983	13,695,307
S&P Global, Inc.	40,711	14,035,931

		74,664,478

Chemicals — 2.0%
Air Products & Chemicals, Inc.	28,009	8,044,465
Dow, Inc.	89,034	4,880,844
Ecolab, Inc.	3,649	604,019
Linde PLC	49,384	17,553,049

		31,082,377

Commercial Services & Supplies — 0.0%
Waste Management, Inc.	3,305	539,277

Security	Shares	Value

Communications Equipment — 1.7%
Cisco Systems, Inc.	519,962	$27,181,014

Consumer Finance — 1.0%
American Express Co.	70,532	11,634,253
Capital One Financial Corp.	48,142	4,629,335

		16,263,588

Consumer Staples Distribution & Retail — 2.2%
Target Corp.	26,308	4,357,394
Walgreens Boots Alliance, Inc.	90,702	3,136,475
Walmart, Inc.	179,843	26,517,851

		34,011,720

Diversified Telecommunication Services — 2.4%
AT&T Inc.	905,884	17,438,267
Verizon Communications, Inc.	531,789	20,681,274

		38,119,541

Electric Utilities — 3.2%
American Electric Power Co., Inc.	65,033	5,917,353
Duke Energy Corp.	97,413	9,397,432
Exelon Corp.	125,580	5,260,546
NextEra Energy, Inc.	251,273	19,368,123
Southern Co.	137,573	9,572,329

		49,515,783

Electrical Equipment — 0.8%
Eaton Corp. PLC	50,495	8,651,813
Emerson Electric Co.	48,932	4,263,935

		12,915,748

Energy Equipment & Services — 0.6%
Schlumberger NV	178,692	8,773,777

Entertainment — 2.6%
Activision Blizzard, Inc.	98,255	8,409,645
Netflix, Inc.(a)	30,408	10,505,356
Walt Disney Co.(a)	215,091	21,537,062

		40,452,063

Financial Services — 6.1%
Berkshire Hathaway, Inc., Class B(a)	228,268	70,482,310
Block, Inc., Class A(a)	67,782	4,653,234
Fidelity National Information Services, Inc.	74,909	4,069,806
Fiserv, Inc.(a)	67,700	7,652,131
PayPal Holdings, Inc.(a)	99,787	7,577,825

		94,435,306

Food Products — 1.8%
Archer-Daniels-Midland Co.	69,145	5,508,091
General Mills, Inc.	74,581	6,373,692
Kraft Heinz Co.	88,356	3,416,726
Mondelez International, Inc., Class A	172,500	12,026,700

		27,325,209

Ground Transportation — 0.8%
CSX Corp.	198,758	5,950,815
Norfolk Southern Corp.	28,752	6,095,424
Uber Technologies, Inc.(a)	32,440	1,028,348

		13,074,587

Health Care Equipment & Supplies — 4.1%
Abbott Laboratories	188,321	19,069,385
Baxter International, Inc.	53,934	2,187,563
Becton Dickinson & Co.	35,923	8,892,379
Boston Scientific Corp.(a)	180,521	9,031,466
GE HealthCare Technologies, Inc.(a)(c)	43,701	3,584,793
Intuitive Surgical, Inc.(a)	3,521	899,510

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	169,110	$13,633,648
Stryker Corp.	20,669	5,900,379

		63,199,123

Health Care Providers & Services — 3.4%
Centene Corp.(a)	69,262	4,378,051
Cigna Group	31,179	7,967,170
CVS Health Corp.	162,412	12,068,836
Elevance Health, Inc.	21,229	9,761,307
HCA Healthcare, Inc.	25,630	6,758,118
Humana, Inc.	4,701	2,282,147
McKesson Corp.	13,934	4,961,201
UnitedHealth Group, Inc.	10,651	5,033,556

		53,210,386

Hotels, Restaurants & Leisure — 1.9%
McDonald’s Corp.	70,783	19,791,635
Starbucks Corp.	92,854	9,668,887

		29,460,522

Household Products — 2.0%
Colgate-Palmolive Co.	40,403	3,036,285
Kimberly-Clark Corp.	17,383	2,333,146
Procter & Gamble Co.	171,434	25,490,522

		30,859,953

Industrial Conglomerates — 2.0%
3M Co.	69,745	7,330,897
General Electric Co.(c)	129,442	12,374,655
Honeywell International, Inc.	60,200	11,505,424

		31,210,976

Industrial REITs — 0.9%
Prologis, Inc.	116,469	14,531,837

Insurance — 1.8%
American International Group, Inc.	93,933	4,730,466
Aon PLC, Class A	1,536	484,286
Chubb Ltd.	52,580	10,209,984
Marsh & McLennan Cos., Inc.	6,675	1,111,721
MetLife, Inc.	83,563	4,841,640
Progressive Corp.	9,583	1,370,944
Travelers Cos., Inc.	29,584	5,070,994

		27,820,035

Interactive Media & Services — 4.2%
Alphabet, Inc., Class A(a)	98,941	10,263,150
Alphabet, Inc., Class C, NVS(a)	86,042	8,948,368
Meta Platforms, Inc., Class A(a)	221,577	46,961,029

		66,172,547

IT Services — 0.6%
Cognizant Technology Solutions Corp., Class A	64,879	3,953,077
International Business Machines Corp.	37,802	4,955,464
Snowflake, Inc., Class A(a)	2,475	381,868

		9,290,409

Life Sciences Tools & Services — 3.1%
Danaher Corp.	76,334	19,239,221
Illumina, Inc.(a)(c)	19,872	4,621,234
Thermo Fisher Scientific, Inc.	43,466	25,052,498

		48,912,953

Machinery — 0.2%
Caterpillar, Inc.	8,479	1,940,334
Illinois Tool Works, Inc.	3,939	958,950

		2,899,284

Security	Shares	Value

Media — 1.3%
Comcast Corp., Class A	529,271	$20,064,664

Metals & Mining — 0.8%
Freeport-McMoRan, Inc.	180,299	7,376,032
Newmont Corp.	100,480	4,925,530
Southern Copper Corp.	3,690	281,362

		12,582,924

Multi-Utilities — 0.8%
Dominion Energy, Inc.	105,284	5,886,428
Sempra Energy	39,791	6,014,808

		11,901,236

Oil, Gas & Consumable Fuels — 8.8%
Chevron Corp.	244,705	39,926,068
ConocoPhillips	154,893	15,366,935
EOG Resources, Inc.	20,002	2,292,829
Exxon Mobil Corp.	521,413	57,178,150
Kinder Morgan, Inc.	251,243	4,399,265
Marathon Petroleum Corp.	57,336	7,730,613
Occidental Petroleum Corp.	17,654	1,102,139
Pioneer Natural Resources Co.	13,527	2,762,754
Valero Energy Corp.	48,500	6,770,600

		137,529,353

Pharmaceuticals — 8.1%
Bristol-Myers Squibb Co.	269,462	18,676,411
Eli Lilly & Co.	19,830	6,810,019
Johnson & Johnson	332,989	51,613,295
Merck & Co., Inc.	185,963	19,784,603
Pfizer, Inc.	715,120	29,176,896

		126,061,224

Professional Services — 0.1%
Automatic Data Processing, Inc.	4,349	968,218

Semiconductors & Semiconductor Equipment — 3.2%
Advanced Micro Devices, Inc.(a)	43,324	4,246,185
Analog Devices, Inc.	51,109	10,079,717
Intel Corp.	523,844	17,113,983
Marvell Technology, Inc.	107,289	4,645,614
Micron Technology, Inc.	111,406	6,722,238
Texas Instruments, Inc.	36,167	6,727,424

		49,535,161

Software — 2.1%
Oracle Corp.	60,534	5,624,819
Roper Technologies, Inc.	13,352	5,884,093
Salesforce, Inc.(a)	95,709	19,120,744
VMware, Inc., Class A(a)	13,915	1,737,288

		32,366,944

Specialized REITs — 0.6%
American Tower Corp.	13,656	2,790,467
Digital Realty Trust, Inc.	36,267	3,565,409
Equinix, Inc.	2,865	2,065,779
Public Storage	4,093	1,236,659

		9,658,314

Specialty Retail — 1.2%
Home Depot, Inc.	54,156	15,982,519
Lowe’s Cos., Inc.	10,533	2,106,284

		18,088,803

Tobacco — 1.9%
Altria Group, Inc.	226,829	10,121,110
Philip Morris International, Inc.	196,060	19,066,835

		29,187,945

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.7%
T-Mobile U.S., Inc.(a)	74,196	$10,746,549

Total Long-Term Investments — 99.8% (Cost: $1,519,302,827)		1,553,366,743

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(b)(d)(e)	4,045,677	4,046,890
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(b)(d)	2,378,970	2,378,970

Total Short-Term Securities — 0.4% (Cost: $6,426,265)		6,425,860

Total Investments — 100.2% (Cost: $1,525,729,092)		1,559,792,603

Liabilities in Excess of Other Assets — (0.2)%		(2,634,806)

Net Assets — 100.0%		$1,557,157,797

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,178,770	$2,864,748	(a)	$—	$3,581	$(209)	$4,046,890	4,045,677	$20,889	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,740,000	638,970	(a)	—	—	—	2,378,970	2,378,970	67,630		1
BlackRock, Inc.	10,349,918	6,069,609		(3,235,512)	1,461,494	(2,088,134)	12,557,375	18,767	342,900		—

					$1,465,075	$(2,088,343)	$18,983,235		$431,419		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Select Sector Index	7	06/16/23	$530	$20,523
E-Mini Dow Jones Industrial Average Index	10	06/16/23	1,673	63,446
E-Mini Financials Select Sector Index	12	06/16/23	1,198	(5,704)

				$78,265

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2023	iShares® Russell Top 200 Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$78,265	$—	$—	$—	$78,265

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(242,914)	$—	$—	$—	$(242,914)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(17,865)	$—	$—	$—	$(17,865)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$3,126,066

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,553,366,743	$—	$—	$1,553,366,743
Short-Term Securities
Money Market Funds	6,425,860	—	—	6,425,860

	$1,559,792,603	$—	$—	$1,559,792,603

Derivative Financial Instruments(a)
Assets
Equity Contracts	$78,265	$—	$—	$78,265

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2023

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF

ASSETS

Investments, at value — unaffiliated(a)(b)	$798,925,800	$5,925,093,989	$1,540,809,368

Investments, at value — affiliated(c)	5,628,693	48,017,427	18,983,235

Cash	16	6	8

Cash pledged:

Futures contracts	80,000	549,000	195,000

Receivables:

Investments sold	5,503,133	24,347,976	7,643,465

Securities lending income — affiliated	2,114	13,684	1,156

Dividends — unaffiliated	483,266	1,661,329	1,521,554

Dividends — affiliated	4,774	30,823	10,440

Variation margin on futures contracts	20,212	138,475	37,820

Total assets	810,648,008	5,999,852,709	1,569,202,046

LIABILITIES

Collateral on securities loaned	1,635,740	40,052,275	4,047,421

Payables:

Investments purchased	5,503,133	17,409,698	1,260,816

Capital shares redeemed	—	6,949,122	6,477,941

Investment advisory fees	101,918	890,426	258,071

Total liabilities	7,240,791	65,301,521	12,044,249

NET ASSETS	$803,407,217	$5,934,551,188	$1,557,157,797

NET ASSETS CONSIST OF:

Paid-in capital	$830,227,631	$5,599,406,434	$1,578,914,692

Accumulated earnings (loss)	(26,820,414)	335,144,754	(21,756,895)

NET ASSETS	$803,407,217	$5,934,551,188	$1,557,157,797

NET ASSET VALUE

Shares outstanding	8,250,000	42,700,000	23,900,000

Net asset value	$97.38	$138.98	$65.15

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$799,336,182	$5,293,935,887	$1,506,496,444
(b) Securities loaned, at value	$1,658,841	$39,687,747	$4,065,098
(c) Investments, at cost — affiliated	$5,762,940	$48,011,243	$19,232,648

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

Year Ended March 31, 2023

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF

INVESTMENT INCOME

Dividends — unaffiliated	$14,324,281	$49,206,170	$33,156,969

Dividends — affiliated	33,759	194,167	410,530

Securities lending income — affiliated — net	14,072	120,319	20,889

Foreign taxes withheld	(1,106)	(3,089)	(2,692)

Total investment income	14,371,006	49,517,567	33,585,696

EXPENSES

Investment advisory	1,297,201	9,252,268	2,834,991

Total expenses	1,297,201	9,252,268	2,834,991

Net investment income	13,073,805	40,265,299	30,750,705

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated	(13,069,815)	(204,641,431)	(9,802,597)

Investments — affiliated	349,417	37,894	707,490

Capital gain distributions from underlying funds — affiliated	1	4	1

Futures contracts	(230,224)	(319,077)	(242,914)

In-kind redemptions — unaffiliated(a)	122,912,619	369,469,630	85,011,908

In-kind redemptions — affiliated(a)	360,012	—	757,585

	110,322,010	164,547,020	76,431,473

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	(213,619,201)	(696,040,165)	(167,264,399)

Investments — affiliated	(795,136)	4,990	(2,088,343)

Futures contracts	(13,507)	361,996	(17,865)

	(214,427,844)	(695,673,179)	(169,370,607)

Net realized and unrealized loss	(104,105,834)	(531,126,159)	(92,939,134)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(91,032,029)	$(490,860,860)	$(62,188,429)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Russell Top 200 ETF		iShares Russell Top 200 Growth ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,073,805	$11,557,048	$40,265,299	$24,224,459
Net realized gain	110,322,010	88,803,279	164,547,020	438,653,331
Net change in unrealized appreciation (depreciation)	(214,427,844)	31,330,490	(695,673,179)	169,212,054

Net increase (decrease) in net assets resulting from operations	(91,032,029)	131,690,817	(490,860,860)	632,089,844

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,861,101)	(11,546,241)	(40,613,805)	(24,456,769)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(134,788,881)	56,024,466	1,645,653,871	682,843,598

NET ASSETS

Total increase (decrease) in net assets	(238,682,011)	176,169,042	1,114,179,206	1,290,476,673

Beginning of year	1,042,089,228	865,920,186	4,820,371,982	3,529,895,309

End of year	$803,407,217	$1,042,089,228	$5,934,551,188	$4,820,371,982

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets  (continued)

	iShares Russell Top 200 Value ETF
	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,750,705	$22,977,803
Net realized gain	76,431,473	132,334,923
Net change in unrealized appreciation (depreciation)	(169,370,607)	(24,705,658)

Net increase (decrease) in net assets resulting from operations	(62,188,429)	130,607,068

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,093,801)	(22,928,866)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	361,717,362	26,107,292

NET ASSETS
Total increase in net assets	269,435,132	133,785,494
Beginning of year	1,287,722,665	1,153,937,171

End of year	$1,557,157,797	$1,287,722,665

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Top 200 ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$107.99	$94.64	$61.54	$65.66	$60.63

Net investment income(a)	1.42	1.26	1.23	1.28	1.21
Net realized and unrealized gain(b)	(10.59)	13.37	33.09	(3.94)	4.97

Net increase from investment operations	(9.17)	14.63	34.32	(2.66)	6.18

Distributions from net investment income(c)	(1.44)	(1.28)	(1.22)	(1.46)	(1.15)

Net asset value, end of year	$97.38	$107.99	$94.64	$61.54	$65.66

Total Return(d)
Based on net asset value	(8.41)%	15.48%	56.06%	(4.24)%	10.27%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.51%	1.20%	1.48%	1.82%	1.91%

Supplemental Data
Net assets, end of year (000)	$803,407	$1,042,089	$865,920	$369,243	$213,382

Portfolio turnover rate(f)	5%	4%	5%	5%	5%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Top 200 Growth ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$158.56	$134.47	$84.14	$82.24	$73.61

Net investment income(a)	1.14	0.89	0.93	1.04	1.00
Net realized and unrealized gain(b)	(19.62)	24.09	50.31	1.90	8.60

Net increase from investment operations	(18.48)	24.98	51.24	2.94	9.60

Distributions from net investment income(c)	(1.10)	(0.89)	(0.91)	(1.04)	(0.97)

Net asset value, end of year	$138.98	$158.56	$134.47	$84.14	$82.24

Total Return(d)
Based on net asset value	(11.60)%	18.58%	61.04%	3.55%	13.11%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	0.87%	0.57%	0.77%	1.16%	1.27%

Supplemental Data
Net assets, end of year (000)	$5,934,551	$4,820,372	$3,529,895	$1,678,603	$1,377,486

Portfolio turnover rate(f)	12%	10%	11%	20%	15%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Top 200 Value ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$69.61	$63.58	$44.04	$52.57	$50.39

Net investment income(a)	1.40	1.30	1.26	1.40	1.31
Net realized and unrealized gain(b)	(4.52)	6.01	19.49	(8.38)	2.13

Net increase from investment operations	(3.12)	7.31	20.75	(6.98)	3.44

Distributions from net investment income(c)	(1.34)	(1.28)	(1.21)	(1.55)	(1.26)

Net asset value, end of year	$65.15	$69.61	$63.58	$44.04	$52.57

Total Return(d)
Based on net asset value	(4.37)%	11.56%	47.63%	(13.72)%	6.92%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.17%	1.91%	2.31%	2.56%	2.54%

Supplemental Data
Net assets, end of year (000)	$1,557,158	$1,287,723	$1,153,937	$389,726	$425,831

Portfolio turnover rate(f)	18%	15%	17%	17%	14%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Russell Top 200	Diversified
Russell Top 200 Growth(a)	Diversified
Russell Top 200 Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Russell Top 200
BNP Paribas SA	$1,658,841	$(1,640,238)	$—		$18,603

Russell Top 200 Growth
Barclays Bank PLC	$513,276	$(513,276)	$—		$—
J.P. Morgan Securities LLC	26,524,100	(26,524,100)	—		—
Toronto-Dominion Bank	12,501,670	(12,501,670)	—		—
Virtu Americas LLC	148,701	(148,701)	—		—

	$39,687,747	$(39,687,747)	$—		$—

Russell Top 200 Value
Barclays Bank PLC	$30,401	$(30,401)	$—		$—
BNP Paribas SA	755,742	(755,742)	—		—
BofA Securities, Inc.	3,278,955	(3,243,000)	—		35,955

	$4,065,098	$(4,029,143)	$—		$35,955

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Russell Top 200	0.15%
Russell Top 200 Growth	0.20
Russell Top 200 Value	0.20

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. Each Fund does not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Russell Top 200	$4,906
Russell Top 200 Growth	48,245
Russell Top 200 Value	6,520

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Russell Top 200	$18,667,521	$18,462,481	$(6,930,340)
Russell Top 200 Growth	412,316,889	316,817,617	(149,755,398)
Russell Top 200 Value	187,135,237	196,134,146	1,130

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

7.    PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Russell Top 200	$42,025,142	$42,258,036
Russell Top 200 Growth	563,450,685	561,923,855
Russell Top 200 Value	259,577,390	258,112,301

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Russell Top 200	$334,380,701	$468,764,504
Russell Top 200 Growth	2,455,567,125	814,279,402
Russell Top 200 Value	733,047,970	373,425,596

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Russell Top 200	$122,830,815	$(122,830,815)
Russell Top 200 Growth	368,542,676	(368,542,676)
Russell Top 200 Value	84,851,353	(84,851,353)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022

Russell Top 200
Ordinary income	$12,861,101	$11,546,241

Russell Top 200 Growth
Ordinary income	$40,613,805	$24,456,769

Russell Top 200 Value
Ordinary income	$30,093,801	$22,928,866

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Russell Top 200	$319,346	$(23,957,521)	$(3,182,239)	$(26,820,414)
Russell Top 200 Growth	—	(288,680,613)	623,825,367	335,144,754
Russell Top 200 Value	994,025	(49,966,749)	27,215,829	(21,756,895)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts and characterization of corporate actions.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell Top 200	$807,736,732	$61,177,348	$(64,359,587)	$(3,182,239)
Russell Top 200 Growth	5,349,286,049	782,578,329	(158,752,962)	623,825,367
Russell Top 200 Value	1,532,576,774	122,304,922	(95,089,093)	27,215,829

9.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

Russell Top 200

Shares sold	3,600,000	$333,290,298	2,650,000	$283,025,557

Shares redeemed	(5,000,000)	(468,079,179)	(2,150,000)	(227,001,091)

	(1,400,000)	$(134,788,881)	500,000	$56,024,466

Russell Top 200 Growth

Shares sold	18,450,000	$2,459,950,957	10,200,000	$1,599,356,266

Shares redeemed	(6,150,000)	(814,297,086)	(6,050,000)	(916,512,668)

	12,300,000	$1,645,653,871	4,150,000	$682,843,598

Russell Top 200 Value

Shares sold	11,250,000	$736,022,834	6,300,000	$425,716,600

Shares redeemed	(5,850,000)	(374,305,472)	(5,950,000)	(399,609,308)

	5,400,000	$361,717,362	350,000	$26,107,292

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	39

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income

Russell Top 200	$13,782,554
Russell Top 200 Growth	47,034,459
Russell Top 200 Value	32,612,676

The following maximum amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income

Russell Top 200	$204,781
Russell Top 200 Growth	1,043,569
Russell Top 200 Value	295,830

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Russell Top 200	100.00%
Russell Top 200 Growth	100.00
Russell Top 200 Value	100.00

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF and iShares Russell Top 200 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	41

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Russell Top 200 Value	$1.343796	$—	$—	$1.343796	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with teh company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-305-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•  iShares Russell 3000 ETF | IWV | NYSE Arca

•  iShares Russell Mid-Cap Value ETF | IWS | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

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Fund Summary as of March 31, 2023	iShares® Russell 3000 ETF

Investment Objective

The iShares Russell 3000 ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Russell 3000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.72)%	10.26%	11.55%	(8.72)%	62.99%	198.23%

Fund Market	(8.86)	10.25	11.55	(8.86)	62.87	198.30

Index	(8.58)	10.45	11.73	(8.58)	64.37	203.26

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,147.90	$ 1.07		$ 1,000.00	$ 1,023.93	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Russell 3000 ETF

Portfolio Management Commentary

U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The consumer discretionary sector detracted the most from the Index’s return, primarily due to weakness in the internet and direct marketing retail industry. The pandemic-related rise in e-commerce waned, as more workers returned to the office and brick-and-mortar retailers gained market share. Slowing revenue growth from data cloud services further pressured the industry, as business customers reduced expenditures amid economic uncertainty. The automobiles industry also declined amid concerns about the market for electric vehicles (“EVs”) in the weakening economy. While EV sales grew, production did not meet analysts’ expectations.

The information technology sector detracted significantly from the Index’s return, as sharply higher interest rates lowered the current value of future earnings. The software and services industry declined, as cuts to corporate information technology budgets reduced revenue growth. Slowing growth in cloud-based software sales, which provide software companies with steady revenue streams, further constrained earnings. Changing consumer behavior patterns pressured the IT services industry, as a return to in-person spending meant slowing revenue growth for online payment platforms.

The financials sector also detracted amid tightening financial conditions. The banking industry faced significant challenges as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks. The financial services industry also faced headwinds, as declining prices for stocks and bonds reduced assets under management, diminishing profits.

On the upside, the energy sector contributed to performance. Relatively high average prices of energy commodities following Russia’s invasion of Ukraine boosted the oil, gas, and consumable fuels industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	24.6%

Health Care	14.1

Financials	13.4

Consumer Discretionary	10.3

Industrials	9.9

Communication Services	7.6

Consumer Staples	6.6

Energy	4.7

Real Estate	3.1

Materials	2.9

Utilities	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	6.2%

Microsoft Corp.	5.4

Amazon.com, Inc.	2.3

NVIDIA Corp.	1.7

Alphabet, Inc., Class A	1.6

Berkshire Hathaway, Inc., Class B	1.4

Alphabet, Inc., Class C, NVS	1.4

Tesla, Inc.	1.4

Meta Platforms, Inc., Class A	1.2

Exxon Mobil Corp.	1.1

(a)	Excludes money market funds.

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Fund Summary as of March 31, 2023	iShares® Russell Mid-Cap Value ETF

Investment Objective

The iShares Russell Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell MidCap® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(9.37)%	6.34%	8.58%	(9.37)%	36.00%	127.71%

Fund Market	(9.44)	6.35	8.58	(9.44)	36.05	127.81

Index	(9.22)	6.54	8.80	(9.22)	37.24	132.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,118.20	$ 1.24		$ 1,000.00	$ 1,023.76	$ 1.16		0.23%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® Russell Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. Persistently high inflation led to significant tightening from the Fed, and investors became concerned about the long-term effect of this tightening on loan growth and credit losses. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks, as markets digested the long-term implications of the disruption, including a potential slowdown in lending activity.

The real estate sector detracted significantly from the Index’s return, as higher interest rates and changing usage patterns weighed on the sector. Equity real estate investment trusts (“REITs”) were the largest source of weakness. REITs typically take on substantial debt to finance the purchase of the properties they manage. Higher interest rates make financing more expensive for REITs. Furthermore, higher interest rates also meant increased bond yields, making dividend yields from REITs comparatively less attractive to income-oriented investors, although many REITs raised dividends during the reporting period.

The information technology sector also detracted. Interest rates rose sharply during the reporting period, which reduced the current value of future earnings. Furthermore, increased concerns about economic growth lowered investors’ growth expectations for information technology stocks. The software and services industry declined, as cuts to corporate information technology budgets pressured revenue growth.

On the upside, the industrials sector contributed to the Index’s return, driven by the machinery industry. Improvements in machine efficiency and increased demand for automation boosted industry revenue.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	17.0%

Industrials	16.9

Real Estate	10.4

Consumer Discretionary	10.1

Utilities	8.9

Information Technology	8.7

Materials	7.8

Health Care	7.4

Energy	5.0

Consumer Staples	4.5

Communication Services	3.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Phillips 66	0.8%

Motorola Solutions, Inc.	0.8

Corteva, Inc.	0.7

Biogen, Inc.	0.7

Realty Income Corp.	0.7

Nucor Corp.	0.7

Aflac, Inc.	0.6

Carrier Global Corp.	0.6

PACCAR, Inc.	0.6

Xcel Energy, Inc.	0.6

(a)	Excludes money market funds.

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
AAR Corp.(a)	9,392	$512,334
Aerojet Rocketdyne Holdings, Inc.(a)	19,909	1,118,289
AeroVironment, Inc.(a)(b)	5,870	538,044
AerSale Corp.(a)	7,435	128,031
Archer Aviation, Inc., Class A(a)(b)	41,067	117,452
Astronics Corp.(a)	7,715	103,072
Axon Enterprise, Inc.(a)	17,831	4,009,300
Boeing Co.(a)	147,656	31,366,564
BWX Technologies, Inc.	25,225	1,590,184
Cadre Holdings, Inc.	6,713	144,598
Curtiss-Wright Corp.	10,052	1,771,765
Ducommun, Inc.(a)	2,615	143,067
General Dynamics Corp.	64,934	14,818,588
HEICO Corp.	11,906	2,036,402
HEICO Corp., Class A	20,700	2,813,130
Hexcel Corp.	21,567	1,471,948
Howmet Aerospace, Inc.	98,040	4,153,955
Huntington Ingalls Industries, Inc.	10,299	2,132,099
Kaman Corp.	7,951	181,760
Kratos Defense & Security Solutions, Inc.(a)	33,510	451,715
L3Harris Technologies, Inc.	50,883	9,985,280
Lockheed Martin Corp.	60,670	28,680,529
Maxar Technologies, Inc.	20,039	1,023,191
Mercury Systems, Inc.(a)	13,138	671,615
Moog, Inc., Class A	7,692	774,969
National Presto Industries, Inc.	2,245	161,842
Northrop Grumman Corp.	38,541	17,795,150
Park Aerospace Corp.	6,379	85,798
Parsons Corp.(a)	8,138	364,094
Raytheon Technologies Corp.	391,912	38,379,942
Rocket Lab U.S.A., Inc., Class A(a)(b)	61,684	249,203
Spirit AeroSystems Holdings, Inc., Class A	28,240	975,127
Textron, Inc.	55,190	3,898,070
TransDigm Group, Inc.	13,759	10,141,071
Triumph Group, Inc.(a)	15,954	184,907
V2X, Inc.(a)	3,345	132,863
Virgin Galactic Holdings, Inc., Class A(a)(b)	66,592	269,698
Woodward, Inc.	15,378	1,497,356

		184,873,002

Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc.(a)	15,863	330,426
CH Robinson Worldwide, Inc.	30,792	3,059,801
Expeditors International of Washington, Inc.	42,113	4,637,484
FedEx Corp.	62,503	14,281,311
Forward Air Corp.	7,341	791,066
GXO Logistics, Inc.(a)	28,153	1,420,600
Hub Group, Inc., Class A(a)	8,683	728,851
United Parcel Service, Inc., Class B	196,001	38,022,234

		63,271,773

Automobile Components — 0.2%
Adient PLC(a)	24,885	1,019,290
American Axle & Manufacturing Holdings, Inc.(a)	30,183	235,729
Aptiv PLC(a)	72,472	8,130,634
BorgWarner, Inc.	62,473	3,068,049
Dana, Inc.	34,147	513,912
Dorman Products, Inc.(a)	7,423	640,308
Fox Factory Holding Corp.(a)(b)	11,243	1,364,563
Gentex Corp.	62,823	1,760,929
Gentherm, Inc.(a)	8,474	511,999
Goodyear Tire & Rubber Co.(a)	75,348	830,335

Security	Shares	Value

Automobile Components (continued)
LCI Industries	6,965	$765,244
Lear Corp.	15,954	2,225,423
Luminar Technologies, Inc.(a)(b)	66,232	429,846
Modine Manufacturing Co.(a)	11,758	271,022
Patrick Industries, Inc.(b)	5,904	406,254
QuantumScape Corp., Class A(a)(b)	64,417	526,931
Solid Power, Inc.(a)	37,878	114,013
Standard Motor Products, Inc.	5,095	188,056
Stoneridge, Inc.(a)	6,844	127,983
Visteon Corp.(a)	6,994	1,096,869
XPEL, Inc.(a)	6,648	451,732

		24,679,121

Automobiles — 1.7%
Canoo, Inc.(a)(b)	71,344	46,559
Fisker, Inc.(a)(b)	41,193	252,925
Ford Motor Co.	1,051,617	13,250,374
General Motors Co.	371,856	13,639,678
Harley-Davidson, Inc.	35,685	1,354,960
Lordstown Motors Corp., Class A(a)(b)	63,623	42,188
Lucid Group, Inc.(a)(b)	155,127	1,247,221
Rivian Automotive, Inc., Class A(a)(b)	138,210	2,139,491
Tesla, Inc.(a)	689,109	142,962,553
Thor Industries, Inc.	14,546	1,158,443
Winnebago Industries, Inc.(b)	7,835	452,080
Workhorse Group, Inc.(a)(b)	35,452	47,151

		176,593,623

Banks — 3.4%
1st Source Corp.	4,047	174,628
ACNB Corp.	3,182	103,574
Amalgamated Financial Corp.	5,075	89,777
Amerant Bancorp, Inc., Class A	7,764	168,945
American National Bankshares, Inc.	3,346	106,068
Ameris Bancorp	16,322	597,059
Arrow Financial Corp.	4,849	120,789
Associated Banc-Corp.	39,591	711,846
Atlantic Union Bankshares Corp.	19,288	676,044
Axos Financial, Inc.(a)	15,549	574,069
Banc of California, Inc.	14,370	180,056
BancFirst Corp.	4,744	394,226
Bancorp, Inc.(a)	12,700	353,695
Bank First Corp.(b)	1,644	120,966
Bank of America Corp.	1,872,661	53,558,105
Bank of Hawaii Corp.(b)	10,456	544,548
Bank of Marin Bancorp	4,508	98,680
Bank of NT Butterfield & Son Ltd.	14,064	379,728
Bank OZK	29,543	1,010,371
BankUnited, Inc.	20,095	453,745
Banner Corp.	9,732	529,129
Bar Harbor Bankshares	4,816	127,383
BCB Bancorp, Inc.	5,763	75,668
Berkshire Hills Bancorp, Inc.	11,818	296,159
Blue Foundry Bancorp(a)	8,872	84,461
BOK Financial Corp.	7,803	658,651
Bridgewater Bancshares, Inc.(a)	8,181	88,682
Brookline Bancorp, Inc.	17,954	188,517
Business First Bancshares, Inc.	6,549	112,184
Byline Bancorp, Inc.	7,366	159,253
Cadence Bank	38,189	792,804
Cambridge Bancorp	1,678	108,751
Camden National Corp.	3,726	134,844
Capital City Bank Group, Inc.	4,570	133,947
Capitol Federal Financial, Inc.	39,520	265,970

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Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Capstar Financial Holdings, Inc.	5,912	$89,567
Carter Bankshares, Inc.(a)	8,320	116,480
Cathay General Bancorp	17,836	615,699
Central Pacific Financial Corp.	8,258	147,818
Citigroup, Inc.	516,115	24,200,632
Citizens & Northern Corp.	5,817	124,367
Citizens Financial Group, Inc.	128,693	3,908,406
City Holding Co.	4,234	384,786
Civista Bancshares, Inc.	6,038	101,921
CNB Financial Corp.	5,073	97,402
Coastal Financial Corp.(a)(b)	2,800	100,828
Colony Bankcorp, Inc.	11,978	122,176
Columbia Banking System, Inc.	54,574	1,168,975
Columbia Financial, Inc.(a)	8,622	157,610
Comerica, Inc.	34,001	1,476,323
Commerce Bancshares, Inc.	30,372	1,772,206
Community Bank System, Inc.	14,122	741,264
Community Trust Bancorp, Inc.	3,852	146,183
ConnectOne Bancorp, Inc.	10,448	184,721
CrossFirst Bankshares, Inc.(a)(b)	12,872	134,899
Cullen/Frost Bankers, Inc.	15,115	1,592,214
Customers Bancorp, Inc.(a)	7,353	136,178
CVB Financial Corp.	34,654	578,029
Dime Community Bancshares, Inc.	9,577	217,589
Eagle Bancorp, Inc.	8,669	290,151
East West Bancorp, Inc.	37,341	2,072,426
Eastern Bankshares, Inc.	40,276	508,283
Enterprise Bancorp, Inc.	4,082	128,420
Enterprise Financial Services Corp.	9,370	417,808
Equity Bancshares, Inc., Class A	3,974	96,846
Esquire Financial Holdings, Inc.	2,276	88,992
Farmers & Merchants Bancorp, Inc.	4,356	105,938
Farmers National Banc Corp.	10,834	136,942
FB Financial Corp.	10,423	323,947
Fifth Third Bancorp	181,056	4,823,332
Financial Institutions, Inc.	4,631	89,286
First Bancorp, Inc.	3,793	98,201
First BanCorp/Puerto Rico	48,397	552,694
First Bancorp/Southern Pines NC	8,919	316,803
First Bancshares, Inc.	5,044	130,287
First Busey Corp.	14,003	284,821
First Business Financial Services, Inc.	3,316	101,171
First Citizens BancShares, Inc., Class A(b)	2,923	2,844,371
First Commonwealth Financial Corp.	23,135	287,568
First Community Bankshares, Inc.	4,414	110,571
First Financial Bancorp	24,566	534,802
First Financial Bankshares, Inc.	34,516	1,101,060
First Financial Corp.	2,801	104,981
First Foundation, Inc.	11,623	86,591
First Hawaiian, Inc.	35,437	731,065
First Horizon Corp.	139,036	2,472,060
First Internet Bancorp	4,142	68,964
First Interstate BancSystem, Inc., Class A	23,714	708,100
First Merchants Corp.	14,341	472,536
First Mid Bancshares, Inc.	3,360	91,459
First of Long Island Corp.	6,616	89,316
First Republic Bank(b)	48,345	676,347
Five Star Bancorp	3,927	83,802
Flushing Financial Corp.	7,579	112,851
FNB Corp.	94,086	1,091,398
Fulton Financial Corp.	44,061	608,923
German American Bancorp, Inc.	6,503	217,005

Security	Shares	Value

Banks (continued)
Glacier Bancorp, Inc.	28,500	$1,197,285
Great Southern Bancorp, Inc.	2,585	131,008
Guaranty Bancshares, Inc.	3,130	87,233
Hancock Whitney Corp.	23,650	860,860
Hanmi Financial Corp.	8,508	157,994
HarborOne Bancorp, Inc.	17,089	208,486
HBT Financial, Inc.	5,134	101,242
Heartland Financial U.S.A., Inc.	9,649	370,136
Heritage Commerce Corp.	16,550	137,862
Heritage Financial Corp.	9,192	196,709
Hilltop Holdings, Inc.	13,830	410,336
Hingham Institution For Savings	467	109,016
Home Bancorp, Inc.	2,904	95,919
Home BancShares, Inc.	52,538	1,140,600
HomeStreet, Inc.	4,842	87,108
HomeTrust Bancshares, Inc.	5,442	133,819
Hope Bancorp, Inc.	29,353	288,246
Horizon Bancorp, Inc.	10,570	116,904
Huntington Bancshares, Inc.	384,322	4,304,406
Independent Bank Corp.	12,027	789,212
Independent Bank Corp.	5,170	91,871
Independent Bank Group, Inc.	9,221	427,393
International Bancshares Corp.	14,674	628,341
John Marshall Bancorp, Inc.	5,911	127,678
JPMorgan Chase & Co.	777,715	101,344,042
Kearny Financial Corp.	15,682	127,338
KeyCorp	244,750	3,064,270
Lakeland Bancorp, Inc.	17,687	276,625
Lakeland Financial Corp.	6,035	378,032
Live Oak Bancshares, Inc.(b)	8,482	206,706
M&T Bank Corp.	46,148	5,517,916
Macatawa Bank Corp.	10,070	102,915
Mercantile Bank Corp.	4,770	145,867
Metrocity Bankshares, Inc.	7,589	129,696
Metropolitan Bank Holding Corp.(a)	2,466	83,573
Mid Penn Bancorp, Inc.	5,609	143,646
Midland States Bancorp, Inc.	6,252	133,918
MidWestOne Financial Group, Inc.	6,080	148,474
National Bank Holdings Corp., Class A	8,104	271,160
NBT Bancorp, Inc.	11,816	398,317
New York Community Bancorp, Inc., Class A	175,387	1,585,498
Nicolet Bankshares, Inc.(a)(b)	3,271	206,237
Northeast Bank	2,857	96,167
Northfield Bancorp, Inc.	12,444	146,590
Northwest Bancshares, Inc.	26,773	322,079
OceanFirst Financial Corp.	15,196	280,822
OFG Bancorp	11,498	286,760
Old National Bancorp	77,021	1,110,643
Old Second Bancorp, Inc.	11,950	168,017
Origin Bancorp, Inc.	7,029	225,982
Orrstown Financial Services, Inc.	6,384	126,786
Pacific Premier Bancorp, Inc.	22,786	547,320
PacWest Bancorp(b)	29,592	287,930
Park National Corp.	3,568	423,058
Pathward Financial, Inc.	7,353	305,076
Peapack-Gladstone Financial Corp.	4,858	143,894
Peoples Bancorp, Inc.	5,476	141,007
Peoples Financial Services Corp.	3,244	140,627
Pinnacle Financial Partners, Inc.	20,297	1,119,583
PNC Financial Services Group, Inc.	106,986	13,597,921
Popular, Inc.	19,217	1,103,248
Preferred Bank	2,534	138,889

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Premier Financial Corp.	8,952	$185,575
Primis Financial Corp.	9,741	93,806
Prosperity Bancshares, Inc.	22,746	1,399,334
Provident Financial Services, Inc.	21,816	418,431
QCR Holdings, Inc.	5,065	222,404
RBB Bancorp	4,895	75,873
Regions Financial Corp.	247,793	4,599,038
Renasant Corp.	16,064	491,237
Republic Bancorp, Inc., Class A	3,142	133,315
S&T Bancorp, Inc.	8,969	282,075
Sandy Spring Bancorp, Inc.	11,001	285,806
Seacoast Banking Corp. of Florida	16,955	401,834
ServisFirst Bancshares, Inc.	13,456	735,101
Shore Bancshares, Inc.	6,814	97,304
Sierra Bancorp	7,019	120,867
Simmons First National Corp., Class A	34,010	594,835
SmartFinancial, Inc.	6,437	148,952
South Plains Financial, Inc.	3,553	76,070
Southern First Bancshares, Inc.(a)	2,918	89,583
Southern Missouri Bancorp, Inc.	2,562	95,844
Southside Bancshares, Inc.	9,146	303,647
SouthState Corp.	19,515	1,390,639
Stellar Bancorp, Inc.	13,640	335,680
Stock Yards Bancorp, Inc.	7,605	419,340
Summit Financial Group, Inc.	4,424	91,798
Synovus Financial Corp.	37,602	1,159,270
Texas Capital Bancshares, Inc.(a)	13,061	639,467
Third Coast Bancshares, Inc.(a)	7,851	123,339
Tompkins Financial Corp.	3,478	230,278
Towne Bank	17,017	453,503
TriCo Bancshares	7,295	303,399
Triumph Financial, Inc.(a)(b)	5,796	336,516
Truist Financial Corp.	353,055	12,039,175
TrustCo Bank Corp.	5,288	168,899
Trustmark Corp.	16,710	412,737
U.S. Bancorp	369,731	13,328,803
UMB Financial Corp.	11,212	647,157
United Bankshares, Inc.	36,232	1,275,366
United Community Banks, Inc.	25,283	710,958
Univest Financial Corp.	7,201	170,952
Valley National Bancorp	112,696	1,041,311
Veritex Holdings, Inc.	12,013	219,357
Washington Federal, Inc.	16,850	507,522
Washington Trust Bancorp, Inc.	3,596	124,637
Webster Financial Corp.	46,744	1,842,648
Wells Fargo & Co.	1,022,789	38,231,853
WesBanco, Inc.	16,939	520,027
West BanCorp, Inc.	5,742	104,906
Westamerica Bancorp	7,741	342,926
Western Alliance Bancorp	27,809	988,332
Wintrust Financial Corp.	15,365	1,120,877
WSFS Financial Corp.	16,322	613,870
Zions Bancorp N.A.	39,637	1,186,335

		364,658,814

Beverages — 1.6%
Boston Beer Co., Inc., Class A, NVS(a)	2,420	795,454
Brown-Forman Corp., Class A	12,217	796,426
Brown-Forman Corp., Class B, NVS	48,958	3,146,531
Celsius Holdings, Inc.(a)(b)	14,301	1,329,135
Coca-Cola Co.	1,041,069	64,577,510
Coca-Cola Consolidated, Inc.	1,184	633,535
Constellation Brands, Inc., Class A	40,158	9,071,291

Security	Shares	Value

Beverages (continued)
Duckhorn Portfolio, Inc.(a)	6,984	$111,046
Keurig Dr Pepper, Inc.	229,071	8,081,625
MGP Ingredients, Inc.	3,875	374,790
Molson Coors Beverage Co., Class B	46,469	2,401,518
Monster Beverage Corp.(a)(b)	194,470	10,503,325
National Beverage Corp.(a)	6,738	355,227
PepsiCo, Inc.	368,605	67,196,691
Primo Water Corp.	44,900	689,215
Vita Coco Co., Inc.(a)	10,788	211,660

		170,274,979

Biotechnology — 2.7%
2seventy bio, Inc.(a)	7,840	79,968
4D Molecular Therapeutics, Inc.(a)	7,655	131,589
AbbVie, Inc.	471,230	75,099,925
ACADIA Pharmaceuticals, Inc.(a)	30,291	570,077
Adicet Bio, Inc.(a)(b)	8,517	49,058
ADMA Biologics, Inc.(a)(b)	44,916	148,672
Aerovate Therapeutics, Inc.(a)	4,632	93,427
Agenus, Inc.(a)	61,842	94,000
Agios Pharmaceuticals, Inc.(a)	16,284	374,044
Akero Therapeutics, Inc.(a)	8,914	341,050
Alector, Inc.(a)	16,184	100,179
Alkermes PLC(a)	42,540	1,199,203
Allogene Therapeutics, Inc.(a)(b)	24,902	123,016
Alnylam Pharmaceuticals, Inc.(a)	32,619	6,534,238
ALX Oncology Holdings, Inc.(a)(b)	9,174	41,467
Amgen, Inc.	142,341	34,410,937
Amicus Therapeutics, Inc.(a)	70,499	781,834
AnaptysBio, Inc.(a)	7,274	158,282
Anavex Life Sciences Corp.(a)(b)	19,303	165,427
Anika Therapeutics, Inc.(a)	6,012	172,665
Apellis Pharmaceuticals, Inc.(a)	24,614	1,623,539
Arbutus Biopharma Corp.(a)	48,511	146,988
Arcellx, Inc.(a)	10,153	312,814
Arcturus Therapeutics Holdings, Inc.(a)	8,788	210,648
Arcus Biosciences, Inc.(a)	12,090	220,522
Arcutis Biotherapeutics, Inc.(a)(b)	11,477	126,247
Arrowhead Pharmaceuticals, Inc.(a)	26,994	685,648
Atara Biotherapeutics, Inc.(a)(b)	26,345	76,401
Aura Biosciences, Inc.(a)	8,710	80,829
Aurinia Pharmaceuticals, Inc.(a)	37,743	413,663
Avid Bioservices, Inc.(a)	16,752	314,268
Avidity Biosciences, Inc.(a)	15,714	241,210
Beam Therapeutics, Inc.(a)(b)	17,664	540,872
BioCryst Pharmaceuticals, Inc.(a)(b)	46,148	384,874
Biogen, Inc.(a)	38,149	10,606,566
Biohaven Ltd.(a)	16,693	228,026
BioMarin Pharmaceutical, Inc.(a)	49,899	4,852,179
Bioxcel Therapeutics, Inc.(a)(b)	3,848	71,804
Bluebird Bio, Inc.(a)	17,324	55,090
Blueprint Medicines Corp.(a)(b)	15,572	700,584
Bridgebio Pharma, Inc.(a)(b)	28,874	478,731
C4 Therapeutics, Inc.(a)	10,616	33,334
CareDx, Inc.(a)	12,897	117,879
Caribou Biosciences, Inc.(a)	17,941	95,267
Catalyst Pharmaceuticals, Inc.(a)(b)	24,429	405,033
Celldex Therapeutics, Inc.(a)	13,474	484,795
Century Therapeutics, Inc.(a)	10,229	35,495
Cerevel Therapeutics Holdings, Inc.(a)(b)	15,665	382,069
Chinook Therapeutics, Inc.(a)	13,888	321,507
Cogent Biosciences, Inc.(a)(b)	14,649	158,063
Coherus Biosciences, Inc.(a)	16,598	113,530

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Crinetics Pharmaceuticals, Inc.(a)	12,233	$196,462
CTI BioPharma Corp.(a)	29,038	121,960
Cullinan Oncology, Inc.(a)	8,142	83,293
Cytokinetics, Inc.(a)	20,547	723,049
Day One Biopharmaceuticals, Inc.(a)(b)	10,418	139,289
Deciphera Pharmaceuticals, Inc.(a)	16,154	249,579
Denali Therapeutics, Inc.(a)	28,695	661,133
Design Therapeutics, Inc.(a)	8,914	51,434
Dynavax Technologies Corp.(a)(b)	28,575	280,321
Dyne Therapeutics, Inc.(a)	9,514	109,601
Eagle Pharmaceuticals, Inc.(a)	3,852	109,281
Editas Medicine, Inc.(a)(b)	18,726	135,764
Eiger BioPharmaceuticals, Inc.(a)(b)	19,877	17,828
Emergent BioSolutions, Inc.(a)(b)	11,985	124,165
Enanta Pharmaceuticals, Inc.(a)	4,839	195,689
EQRx, Inc.(a)(b)	46,048	89,333
Erasca, Inc.(a)(b)	17,317	52,124
Exact Sciences Corp.(a)(b)	46,898	3,180,153
Exelixis, Inc.(a)	83,184	1,614,601
Fate Therapeutics, Inc.(a)	20,309	115,761
FibroGen, Inc.(a)	22,391	417,816
Generation Bio Co.(a)	21,027	90,416
Geron Corp.(a)	98,617	213,999
Gilead Sciences, Inc.	334,696	27,769,727
Gossamer Bio, Inc.(a)	13,515	17,029
Halozyme Therapeutics, Inc.(a)	35,873	1,369,990
Heron Therapeutics, Inc.(a)	28,378	42,851
HilleVax, Inc.(a)	5,831	96,386
Horizon Therapeutics PLC(a)	59,564	6,500,815
Ideaya Biosciences, Inc.(a)	9,612	131,973
IGM Biosciences, Inc.(a)	5,384	73,976
ImmunityBio, Inc.(a)	21,823	39,718
ImmunoGen, Inc.(a)	55,162	211,822
Immunovant, Inc.(a)(b)	10,534	163,382
Incyte Corp.(a)	49,401	3,570,210
Inhibrx, Inc.(a)	7,637	144,110
Inovio Pharmaceuticals, Inc.(a)(b)	62,803	51,498
Insmed, Inc.(a)(b)	36,420	620,961
Instil Bio, Inc.(a)	21,271	14,056
Intellia Therapeutics, Inc.(a)	23,299	868,354
Intercept Pharmaceuticals, Inc.(a)	8,149	109,441
Ionis Pharmaceuticals, Inc.(a)	38,426	1,373,345
Iovance Biotherapeutics, Inc.(a)	36,636	223,846
Ironwood Pharmaceuticals, Inc., Class A(a)	40,411	425,124
iTeos Therapeutics, Inc.(a)	6,613	90,003
IVERIC bio, Inc.(a)	35,490	863,472
Janux Therapeutics, Inc.(a)	5,840	70,664
KalVista Pharmaceuticals, Inc.(a)(b)	6,498	51,074
Karuna Therapeutics, Inc.(a)	8,578	1,558,108
Karyopharm Therapeutics, Inc.(a)	22,522	87,611
Keros Therapeutics, Inc.(a)	4,111	175,540
Kezar Life Sciences, Inc.(a)	14,166	44,340
Kiniksa Pharmaceuticals Ltd., Class A(a)	11,538	124,149
Kinnate Biopharma, Inc.(a)	11,820	73,875
Kodiak Sciences, Inc.(a)	14,136	87,643
Krystal Biotech, Inc.(a)(b)	5,874	470,272
Kura Oncology, Inc.(a)	16,701	204,253
Kymera Therapeutics, Inc.(a)(b)	9,789	290,048
Lyell Immunopharma, Inc.(a)(b)	40,966	96,680
MacroGenics, Inc.(a)	16,354	117,258
Madrigal Pharmaceuticals, Inc.(a)	3,338	808,664
MannKind Corp.(a)	60,112	246,459

Security	Shares	Value

Biotechnology (continued)
MeiraGTx Holdings PLC(a)	17,169	$88,764
Mersana Therapeutics, Inc.(a)	22,300	91,653
MiMedx Group, Inc.(a)	33,458	114,092
Mineralys Therapeutics, Inc.(a)	6,227	97,515
Mirati Therapeutics, Inc.(a)	10,908	405,559
Mirum Pharmaceuticals, Inc.(a)	6,013	144,432
Moderna, Inc.(a)	88,819	13,640,822
Morphic Holding, Inc.(a)	5,795	218,124
Myriad Genetics, Inc.(a)	22,776	529,087
Natera, Inc.(a)	25,553	1,418,703
Neurocrine Biosciences, Inc.(a)	25,306	2,561,473
Nkarta, Inc.(a)(b)	8,733	31,002
Novavax, Inc.(a)(b)	19,598	135,814
Nurix Therapeutics, Inc.(a)(b)	10,600	94,128
Nuvalent, Inc., Class A(a)(b)	6,003	156,618
Ocugen, Inc.(a)(b)	57,149	48,754
PepGen, Inc.(a)	7,415	90,685
PMV Pharmaceuticals, Inc.(a)	8,312	39,648
Point Biopharma Global, Inc.(a)(b)	26,299	191,194
Precigen, Inc.(a)	60,589	64,224
Prometheus Biosciences, Inc.(a)	9,180	985,198
Protagonist Therapeutics, Inc.(a)(b)	11,731	269,813
Prothena Corp. PLC(a)	9,343	452,855
PTC Therapeutics, Inc.(a)	19,854	961,728
RAPT Therapeutics, Inc.(a)	5,464	100,264
Recursion Pharmaceuticals, Inc., Class A(a)	31,974	213,267
Regeneron Pharmaceuticals, Inc.(a)	27,688	22,750,399
REGENXBIO, Inc.(a)	9,284	175,560
Relay Therapeutics, Inc.(a)(b)	20,009	329,548
Replimune Group, Inc.(a)	10,313	182,128
REVOLUTION Medicines, Inc.(a)(b)	23,034	498,916
Rigel Pharmaceuticals, Inc.(a)	63,854	84,287
Rocket Pharmaceuticals, Inc.(a)(b)	14,146	242,321
Sage Therapeutics, Inc.(a)(b)	13,559	568,936
Sana Biotechnology, Inc.(a)(b)	22,616	73,954
Sangamo Therapeutics, Inc.(a)	33,780	59,453
Sarepta Therapeutics, Inc.(a)	22,636	3,119,920
Seagen, Inc.(a)	36,050	7,299,044
Seres Therapeutics, Inc.(a)(b)	18,238	103,409
SpringWorks Therapeutics, Inc.(a)	10,429	268,442
Stoke Therapeutics, Inc.(a)	7,777	64,782
Sutro Biopharma, Inc.(a)	22,512	104,005
Syndax Pharmaceuticals, Inc.(a)	14,461	305,416
Tango Therapeutics, Inc.(a)	12,953	51,164
TG Therapeutics, Inc.(a)(b)	32,672	491,387
Travere Therapeutics, Inc.(a)	16,888	379,811
Twist Bioscience Corp.(a)(b)	15,113	227,904
Ultragenyx Pharmaceutical, Inc.(a)	16,808	674,001
United Therapeutics Corp.(a)	11,934	2,672,739
Vanda Pharmaceuticals, Inc.(a)	14,935	101,409
Vaxart, Inc.(a)(b)	53,740	40,665
Vaxcyte, Inc.(a)	17,850	669,018
Veracyte, Inc.(a)	17,434	388,778
Vericel Corp.(a)(b)	11,625	340,845
Vertex Pharmaceuticals, Inc.(a)	68,281	21,513,295
Verve Therapeutics, Inc.(a)(b)	12,467	179,774
Vir Biotechnology, Inc.(a)	20,130	468,425
Viridian Therapeutics, Inc.(a)	10,432	265,390
Xencor, Inc.(a)	14,962	417,290
Y-mAbs Therapeutics, Inc.(a)	9,137	45,776
Zentalis Pharmaceuticals, Inc.(a)(b)	14,061	241,849

		291,984,767

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Broadline Retail — 2.4%
Amazon.com, Inc.(a)	2,369,881	$244,785,008
Big Lots, Inc.	8,971	98,322
ContextLogic, Inc., Class A(a)	169,533	75,578
Dillard’s, Inc., Class A(b)	1,051	323,372
eBay, Inc.	145,596	6,460,094
Etsy, Inc.(a)(b)	33,366	3,714,637
Kohl’s Corp.	29,365	691,252
Macy’s, Inc.	73,892	1,292,371
Nordstrom, Inc.(b)	29,096	473,392
Ollie’s Bargain Outlet Holdings, Inc.(a)	17,020	986,139
Qurate Retail, Inc., Class A(a)	97,898	96,704

		258,996,869

Building Products — 0.6%
A O Smith Corp.	33,423	2,311,200
AAON, Inc.	11,725	1,133,690
Advanced Drainage Systems, Inc.(b)	16,937	1,426,265
Allegion PLC	23,123	2,467,918
American Woodmark Corp.(a)	4,771	248,426
Apogee Enterprises, Inc.	6,981	301,928
Armstrong World Industries, Inc.	12,142	864,996
AZEK Co., Inc., Class A(a)(b)	28,708	675,786
AZZ, Inc.	6,745	278,164
Builders FirstSource, Inc.(a)	38,843	3,448,482
Carlisle Cos., Inc.	13,532	3,059,179
Carrier Global Corp.	222,098	10,160,983
CSW Industrials, Inc.	3,702	514,319
Fortune Brands Innovations, Inc.	34,416	2,021,252
Gibraltar Industries, Inc.(a)	8,147	395,129
Griffon Corp.	11,123	356,047
Hayward Holdings, Inc.(a)(b)	18,845	220,863
Insteel Industries, Inc.	4,296	119,515
Janus International Group, Inc.(a)	22,281	219,691
JELD-WEN Holding, Inc.(a)	21,804	276,039
Johnson Controls International PLC	183,654	11,059,644
Lennox International, Inc.	8,459	2,125,577
Masco Corp.	59,369	2,951,827
Masonite International Corp.(a)(b)	6,208	563,500
Masterbrand, Inc.(a)	34,226	275,177
Owens Corning	25,153	2,409,657
PGT Innovations, Inc.(a)	14,854	372,984
Quanex Building Products Corp.	9,073	195,342
Resideo Technologies, Inc.(a)	37,909	692,977
Simpson Manufacturing Co., Inc.	11,630	1,275,113
Trane Technologies PLC	61,214	11,262,152
Trex Co., Inc.(a)(b)	30,306	1,474,993
UFP Industries, Inc.	16,355	1,299,732
Zurn Elkay Water Solutions Corp.	32,902	702,787

		67,161,334

Capital Markets — 3.0%
Affiliated Managers Group, Inc.	10,025	1,427,761
Ameriprise Financial, Inc.	28,102	8,613,263
Ares Management Corp., Class A	41,065	3,426,464
Artisan Partners Asset Management, Inc., Class A	14,945	477,941
AssetMark Financial Holdings, Inc.(a)	7,043	221,502
Avantax, Inc.(a)	13,168	346,582
B Riley Financial, Inc.	5,782	164,151
Bank of New York Mellon Corp.	195,799	8,897,107
BGC Partners, Inc., Class A	87,424	457,228
BlackRock, Inc.(c)	39,503	26,432,247
Blackstone, Inc., Class A, NVS	189,692	16,662,545
Blue Owl Capital, Inc.	107,951	1,196,097

Security	Shares	Value

Capital Markets (continued)
Brightsphere Investment Group, Inc.	8,546	$201,515
Carlyle Group, Inc.	53,886	1,673,699
Cboe Global Markets, Inc.	27,872	3,741,537
Charles Schwab Corp.	404,952	21,211,386
CME Group, Inc., Class A	95,505	18,291,118
Cohen & Steers, Inc.	6,102	390,284
Coinbase Global, Inc., Class A(a)(b)	41,640	2,813,615
Diamond Hill Investment Group, Inc., Class A	687	113,066
Donnelley Financial Solutions, Inc.(a)	6,459	263,915
Evercore, Inc., Class A	9,523	1,098,764
FactSet Research Systems, Inc.	10,056	4,174,145
Federated Hermes, Inc., Class B	23,674	950,274
Focus Financial Partners, Inc., Class A(a)	15,595	808,913
Franklin Resources, Inc.	75,649	2,037,984
GCM Grosvenor, Inc., Class A	13,043	101,866
Goldman Sachs Group, Inc.	87,417	28,594,975
Hamilton Lane, Inc., Class A	9,342	691,121
Houlihan Lokey, Inc., Class A	13,810	1,208,237
Interactive Brokers Group, Inc., Class A	24,148	1,993,659
Intercontinental Exchange, Inc.	147,336	15,365,671
Invesco Ltd.	100,276	1,644,526
Janus Henderson Group PLC	38,607	1,028,490
Jefferies Financial Group, Inc.	54,203	1,720,403
KKR & Co., Inc., Class A	151,575	7,960,719
Lazard Ltd., Class A	23,777	787,256
LPL Financial Holdings, Inc.	20,987	4,247,769
MarketAxess Holdings, Inc.	10,009	3,916,422
Moelis & Co., Class A	16,423	631,300
Moody’s Corp.	42,726	13,075,011
Morgan Stanley	328,633	28,853,977
Morningstar, Inc.	6,794	1,379,386
MSCI, Inc., Class A	20,693	11,581,665
Nasdaq, Inc.	91,575	5,006,405
Northern Trust Corp.	55,340	4,877,114
Open Lending Corp., Class A(a)	26,930	189,587
Oppenheimer Holdings, Inc., Class A, NVS	2,485	97,288
Perella Weinberg Partners, Class A	8,331	75,812
Piper Sandler Cos.	4,969	688,753
PJT Partners, Inc., Class A	6,338	457,540
Raymond James Financial, Inc.	51,340	4,788,482
Robinhood Markets, Inc., Class A(a)(b)	148,595	1,442,857
S&P Global, Inc.	85,735	29,558,856
Sculptor Capital Management, Inc.	10,749	92,549
SEI Investments Co.	26,929	1,549,764
State Street Corp.	93,188	7,053,400
StepStone Group, Inc., Class A	15,109	366,695
Stifel Financial Corp.	27,824	1,644,120
StoneX Group, Inc.(a)	5,303	549,020
T Rowe Price Group, Inc.	58,289	6,580,828
Tradeweb Markets, Inc., Class A	27,957	2,209,162
Victory Capital Holdings, Inc., Class A	4,354	127,442
Virtu Financial, Inc., Class A	27,816	525,722
Virtus Investment Partners, Inc.	1,731	329,565
WisdomTree, Inc.	39,738	232,865

		319,319,382

Chemicals — 1.8%
AdvanSix, Inc.	7,886	301,797
Air Products & Chemicals, Inc.	58,886	16,912,648
Albemarle Corp.	30,985	6,848,924
American Vanguard Corp.	8,832	193,244
Amyris, Inc.(a)(b)	44,037	59,890
Ashland, Inc.	13,658	1,402,813

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Aspen Aerogels, Inc.(a)	10,509	$78,292
Avient Corp.	23,060	949,150
Axalta Coating Systems Ltd.(a)	56,731	1,718,382
Balchem Corp.	8,168	1,033,089
Cabot Corp.	14,136	1,083,383
Celanese Corp., Class A	28,666	3,121,441
CF Industries Holdings, Inc.	52,389	3,797,679
Chase Corp.	2,289	239,727
Chemours Co.	41,515	1,242,959
Corteva, Inc.	190,344	11,479,647
Diversey Holdings Ltd.(a)	20,779	168,102
Dow, Inc.	187,007	10,251,724
DuPont de Nemours, Inc.	122,545	8,795,055
Eastman Chemical Co.	31,851	2,686,313
Ecolab, Inc.	65,751	10,883,763
Ecovyst, Inc.(a)	16,484	182,148
Element Solutions, Inc.	59,012	1,139,522
FMC Corp.	33,129	4,046,045
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	237,229	315,515
Hawkins, Inc.	4,486	196,397
HB Fuller Co.	13,544	927,087
Huntsman Corp.	50,857	1,391,447
Ingevity Corp.(a)	9,742	696,748
Innospec, Inc.	6,521	669,511
International Flavors & Fragrances, Inc.	67,339	6,192,494
Intrepid Potash, Inc.(a)	2,897	79,957
Koppers Holdings, Inc.	5,212	182,264
Linde PLC	132,116	46,959,311
Livent Corp.(a)(b)	44,126	958,417
LSB Industries, Inc.(a)	19,512	201,559
LyondellBasell Industries NV, Class A	68,376	6,419,823
Mativ Holdings, Inc.	13,952	299,549
Minerals Technologies, Inc.	9,727	587,705
Mosaic Co.	91,024	4,176,181
NewMarket Corp.	1,514	552,580
Olin Corp.	33,482	1,858,251
Origin Materials, Inc.(a)(b)	32,106	137,093
Orion Engineered Carbons SA	16,012	417,753
Perimeter Solutions SA(a)(b)	38,558	311,549
PPG Industries, Inc.	62,643	8,367,852
PureCycle Technologies, Inc.(a)(b)	27,793	194,551
Quaker Chemical Corp.	3,554	703,514
Rayonier Advanced Materials, Inc.(a)	16,250	101,887
RPM International, Inc.	33,384	2,912,420
Scotts Miracle-Gro Co.	10,744	749,286
Sensient Technologies Corp.	11,434	875,387
Sherwin-Williams Co.	63,389	14,247,945
Stepan Co.	6,114	629,925
Trinseo PLC	9,821	204,768
Tronox Holdings PLC	27,007	388,361
Valvoline, Inc.	46,619	1,628,868
Westlake Corp.(b)	9,059	1,050,663

		194,202,355

Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	17,561	789,191
ACCO Brands Corp.	27,827	148,040
ACV Auctions, Inc., Class A(a)(b)	33,613	433,944
Aris Water Solutions, Inc., Class A	6,504	50,666
Brady Corp., Class A, NVS	12,743	684,681
BrightView Holdings, Inc.(a)	13,951	78,405
Brink’s Co.	11,676	779,957
Casella Waste Systems, Inc., Class A(a)	13,304	1,099,709

Security	Shares	Value

Commercial Services & Supplies (continued)
Cimpress PLC(a)(b)	4,459	$195,393
Cintas Corp.	23,090	10,683,281
Clean Harbors, Inc.(a)	13,509	1,925,843
Copart, Inc.(a)	113,086	8,505,198
CoreCivic, Inc.(a)	30,614	281,649
Deluxe Corp.	10,910	174,560
Driven Brands Holdings, Inc.(a)(b)	17,001	515,300
Ennis, Inc.	6,523	137,570
GEO Group, Inc.(a)	33,192	261,885
Harsco Corp.(a)	22,873	156,223
Healthcare Services Group, Inc.	20,261	281,020
Heritage-Crystal Clean, Inc.(a)	5,246	186,810
HNI Corp.	11,701	325,756
Interface, Inc., Class A	14,453	117,358
KAR Auction Services, Inc.(a)	28,549	390,550
Kimball International, Inc., Class B	9,498	117,775
Li-Cycle Holdings Corp.(a)(b)	36,229	203,969
Liquidity Services, Inc.(a)	6,761	89,042
Matthews International Corp., Class A	7,933	286,064
MillerKnoll, Inc.	21,070	430,882
Montrose Environmental Group, Inc.(a)(b)	6,022	214,805
MSA Safety, Inc.	9,649	1,288,142
Republic Services, Inc.	55,182	7,461,710
Ritchie Bros Auctioneers, Inc.(b)	19,064	1,073,113
Rollins, Inc.	61,142	2,294,659
SP Plus Corp.(a)	5,965	204,540
Steelcase, Inc., Class A	25,282	212,874
Stericycle, Inc.(a)	24,085	1,050,347
Tetra Tech, Inc.	14,254	2,094,055
UniFirst Corp.	4,121	726,244
Viad Corp.(a)	5,044	105,117
VSE Corp.	2,973	133,488
Waste Management, Inc.	109,582	17,880,495

		64,070,310

Communications Equipment — 0.9%
ADTRAN Holdings, Inc.	18,538	294,013
Arista Networks, Inc.(a)	65,751	11,036,963
Calix, Inc.(a)	14,550	779,735
Cambium Networks Corp.(a)	4,536	80,378
Ciena Corp.(a)	40,084	2,105,212
Cisco Systems, Inc.	1,095,732	57,279,390
Clearfield, Inc.(a)	3,411	158,884
CommScope Holding Co., Inc.(a)	52,019	331,361
Comtech Telecommunications Corp.	8,059	100,576
Digi International, Inc.(a)	8,672	292,073
Extreme Networks, Inc.(a)	35,462	678,033
F5, Inc.(a)	15,756	2,295,492
Harmonic, Inc.(a)	25,064	365,684
Infinera Corp.(a)(b)	53,109	412,126
Inseego Corp.(a)(b)	50,435	29,373
Juniper Networks, Inc.	84,193	2,897,923
Lumentum Holdings, Inc.(a)	19,048	1,028,782
Motorola Solutions, Inc.	43,879	12,555,098
NETGEAR, Inc.(a)	8,768	162,296
NetScout Systems, Inc.(a)	16,586	475,189
Ribbon Communications, Inc.(a)	23,481	80,305
Ubiquiti, Inc.(b)	1,060	287,991
Viasat, Inc.(a)(b)	18,227	616,802
Viavi Solutions, Inc.(a)	63,988	692,990

		95,036,669

Construction & Engineering — 0.3%
AECOM	35,671	3,007,779

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Ameresco, Inc., Class A(a)(b)	8,005	$394,006
API Group Corp.(a)	51,915	1,167,049
Arcosa, Inc.	12,815	808,755
Argan, Inc.	3,849	155,769
Comfort Systems U.S.A., Inc.	9,088	1,326,484
Construction Partners, Inc., Class A(a)(b)	8,890	239,497
Dycom Industries, Inc.(a)(b)	7,177	672,126
EMCOR Group, Inc.	12,541	2,039,041
Fluor Corp.(a)	39,075	1,207,808
Granite Construction, Inc.	13,398	550,390
Great Lakes Dredge & Dock Corp.(a)(b)	14,740	80,038
IES Holdings, Inc.(a)	2,690	115,912
MasTec, Inc.(a)	15,792	1,491,396
MDU Resources Group, Inc.	52,237	1,592,184
MYR Group, Inc.(a)	4,910	618,709
Northwest Pipe Co.(a)	4,008	125,170
Primoris Services Corp.	15,638	385,633
Quanta Services, Inc.	37,938	6,321,988
Sterling Infrastructure, Inc.(a)	6,794	257,357
Tutor Perini Corp.(a)(b)	13,280	81,938
Valmont Industries, Inc.	5,519	1,762,106
WillScot Mobile Mini Holdings Corp.(a)	54,644	2,561,711

		26,962,846

Construction Materials — 0.1%
Eagle Materials, Inc.	9,551	1,401,609
Martin Marietta Materials, Inc.(b)	16,682	5,923,111
Summit Materials, Inc., Class A(a)(b)	32,497	925,839
United States Lime & Minerals, Inc.	684	104,440
Vulcan Materials Co.	35,430	6,078,371

		14,433,370

Consumer Finance — 0.5%
Ally Financial, Inc.	82,271	2,097,088
American Express Co.	158,458	26,137,647
Bread Financial Holdings, Inc.	12,814	388,521
Capital One Financial Corp.	101,644	9,774,087
Credit Acceptance Corp.(a)(b)	1,827	796,645
Discover Financial Services	71,254	7,042,745
Encore Capital Group, Inc.(a)(b)	6,523	329,085
Enova International, Inc.(a)	7,670	340,778
EZCORP, Inc., Class A, NVS(a)	13,975	120,185
FirstCash Holdings, Inc.	9,767	931,479
Green Dot Corp., Class A(a)	14,236	244,575
LendingClub Corp.(a)	25,765	185,766
LendingTree, Inc.(a)	3,876	103,334
Navient Corp.	25,377	405,778
Nelnet, Inc., Class A	3,244	298,091
NerdWallet, Inc., Class A(a)	5,929	95,931
OneMain Holdings, Inc.	29,554	1,095,862
PRA Group, Inc.(a)	9,575	373,042
PROG Holdings, Inc.(a)	14,689	349,451
Regional Management Corp.	3,389	88,419
SLM Corp.	65,027	805,685
SoFi Technologies, Inc.(a)(b)	214,405	1,301,438
Synchrony Financial	115,664	3,363,509
Upstart Holdings, Inc.(a)(b)	20,212	321,169
World Acceptance Corp.(a)	986	82,124

		57,072,434

Consumer Staples Distribution & Retail — 1.8%
Albertsons Cos., Inc., Class A	62,240	1,293,347
Andersons, Inc.	9,847	406,878
BJ’s Wholesale Club Holdings, Inc.(a)	35,099	2,669,981

Security	Shares	Value

Consumer Staples Distribution & Retail (continued)
Casey’s General Stores, Inc.	10,001	$2,164,816
Chefs’ Warehouse, Inc.(a)	7,594	258,576
Costco Wholesale Corp.	118,050	58,655,503
Dollar General Corp.	59,984	12,624,233
Dollar Tree, Inc.(a)(b)	55,339	7,943,913
Fresh Market, Inc. Escrow(a)(d)	10,847	—
Grocery Outlet Holding Corp.(a)	22,170	626,524
Ingles Markets, Inc., Class A	4,237	375,822
Kroger Co.	175,496	8,664,238
Performance Food Group Co.(a)	39,940	2,409,980
PriceSmart, Inc.	5,986	427,879
Rite Aid Corp.(a)(b)	20,565	46,066
SpartanNash Co.	9,025	223,820
Sprouts Farmers Market, Inc.(a)(b)	27,784	973,274
Sysco Corp.	134,868	10,415,856
Target Corp.	123,343	20,429,301
U.S. Foods Holding Corp.(a)	53,292	1,968,606
United Natural Foods, Inc.(a)	14,129	372,299
Walgreens Boots Alliance, Inc.	191,678	6,628,225
Walmart, Inc.	378,987	55,881,633
Weis Markets, Inc.	4,746	401,844

		195,862,614

Containers & Packaging — 0.4%
Amcor PLC	389,056	4,427,457
AptarGroup, Inc.(b)	17,391	2,055,442
Ardagh Group SA, Class A(a)	4,919	32,859
Ardagh Metal Packaging SA(b)	41,863	170,801
Avery Dennison Corp.	21,674	3,878,129
Ball Corp.	82,785	4,562,281
Berry Global Group, Inc.	32,960	1,941,344
Crown Holdings, Inc.	31,187	2,579,477
Graphic Packaging Holding Co.	82,999	2,115,645
Greif, Inc., Class A, NVS	6,331	401,195
Greif, Inc., Class B	1,999	152,964
International Paper Co.	95,718	3,451,591
Myers Industries, Inc.	9,724	208,385
O-I Glass, Inc.(a)	43,697	992,359
Packaging Corp. of America	24,016	3,334,141
Pactiv Evergreen, Inc.	10,599	84,792
Sealed Air Corp.	38,327	1,759,593
Silgan Holdings, Inc.	22,078	1,184,926
Sonoco Products Co.	26,105	1,592,405
TriMas Corp.	9,873	275,062
Westrock Co.	67,615	2,060,229

		37,261,077

Distributors — 0.1%
Funko, Inc., Class A(a)	7,120	67,142
Genuine Parts Co.	37,262	6,234,305
LKQ Corp.	67,535	3,833,286
Pool Corp.	10,254	3,511,380

		13,646,113

Diversified Consumer Services — 0.1%
2U, Inc.(a)	18,563	127,156
ADT, Inc.	55,191	399,031
Adtalem Global Education, Inc.(a)(b)	12,765	492,984
Bright Horizons Family Solutions, Inc.(a)(b)	15,001	1,154,927
Carriage Services, Inc.	3,914	119,455
Chegg, Inc.(a)(b)	32,132	523,752
Coursera, Inc.(a)	34,882	401,841
Duolingo, Inc.(a)(b)	6,472	922,842
European Wax Center, Inc., Class A	6,841	129,979

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Frontdoor, Inc.(a)	22,870	$637,616
Graham Holdings Co., Class B	1,032	614,907
Grand Canyon Education, Inc.(a)	8,069	919,059
H&R Block, Inc.	41,577	1,465,589
Laureate Education, Inc., Class A	35,384	416,116
Mister Car Wash, Inc.(a)(b)	20,247	174,529
OneSpaWorld Holdings Ltd.(a)(b)	14,025	168,160
Perdoceo Education Corp.(a)	20,213	271,461
Rover Group, Inc.(a)(b)	32,800	148,584
Service Corp. International	40,179	2,763,512
Strategic Education, Inc.	5,910	530,895
Stride, Inc.(a)	11,175	438,619
Udemy, Inc.(a)	22,381	197,624

		13,018,638

Diversified REITs — 0.1%
Alexander & Baldwin, Inc.	20,254	383,003
American Assets Trust, Inc.	12,433	231,130
Armada Hoffler Properties, Inc.	14,842	175,284
Broadstone Net Lease, Inc.	46,675	793,942
CTO Realty Growth, Inc.	6,711	115,832
Empire State Realty Trust, Inc., Class A(b)	38,766	251,591
Essential Properties Realty Trust, Inc.	36,497	906,950
Gladstone Commercial Corp.	9,804	123,825
Global Net Lease, Inc.	25,400	326,644
One Liberty Properties, Inc.	4,622	105,982
WP Carey, Inc.	56,014	4,338,284

		7,752,467

Diversified Telecommunication Services — 0.8%
Anterix, Inc.(a)	6,556	216,610
AT&T Inc.	1,908,937	36,747,037
ATN International, Inc.	3,073	125,747
Bandwidth, Inc., Class A(a)	8,528	129,626
Charge Enterprises, Inc.(a)(b)	60,774	66,851
Cogent Communications Holdings, Inc.	11,570	737,240
Consolidated Communications Holdings, Inc.(a)	20,808	53,685
EchoStar Corp., Class A(a)(b)	9,711	177,614
Frontier Communications Parent, Inc.(a)	63,214	1,439,383
Globalstar, Inc.(a)(b)	172,419	200,006
IDT Corp., Class B(a)	5,263	179,363
Iridium Communications, Inc.	33,737	2,089,333
Liberty Latin America Ltd., Class A(a)	11,917	99,030
Liberty Latin America Ltd., Class C, NVS(a)	42,900	354,354
Lumen Technologies, Inc.	268,947	712,710
Ooma, Inc.(a)	7,115	89,009
Radius Global Infrastructure, Inc., Class A(a)(b)	22,287	326,950
Verizon Communications, Inc.	1,120,656	43,582,312

		87,326,860

Electric Utilities — 1.7%
ALLETE, Inc.	15,038	967,996
Alliant Energy Corp.	67,709	3,615,661
American Electric Power Co., Inc.	136,915	12,457,896
Avangrid, Inc.	19,342	771,359
Constellation Energy Corp.	87,553	6,872,911
Duke Energy Corp.	205,146	19,790,435
Edison International	100,491	7,093,660
Entergy Corp.	54,154	5,834,552
Evergy, Inc.	59,712	3,649,597
Eversource Energy	92,447	7,234,902
Exelon Corp.	263,697	11,046,267
FirstEnergy Corp.	145,051	5,810,743
Hawaiian Electric Industries, Inc.	29,269	1,123,930

Security	Shares	Value

Electric Utilities (continued)
IDACORP, Inc.	12,956	$1,403,523
MGE Energy, Inc.	9,514	738,952
NextEra Energy, Inc.	529,515	40,815,016
NRG Energy, Inc.	56,682	1,943,626
OGE Energy Corp.	51,862	1,953,123
Otter Tail Corp.	10,591	765,412
PG&E Corp.(a)(b)	437,029	7,066,759
Pinnacle West Capital Corp.	29,382	2,328,230
PNM Resources, Inc.	22,430	1,091,892
Portland General Electric Co.	24,206	1,183,431
PPL Corp.	195,200	5,424,608
Southern Co.	290,492	20,212,433
Xcel Energy, Inc.	145,671	9,824,052

		181,020,966

Electrical Equipment — 0.7%
Acuity Brands, Inc.	8,567	1,565,448
Allied Motion Technologies, Inc.	3,514	135,816
AMETEK, Inc.	61,407	8,924,279
Array Technologies, Inc.(a)(b)	41,274	903,075
Atkore, Inc.(a)(b)	10,765	1,512,267
Babcock & Wilcox Enterprises, Inc.(a)	17,309	104,893
Blink Charging Co.(a)(b)	9,945	86,024
Bloom Energy Corp., Class A(a)(b)	44,990	896,651
ChargePoint Holdings, Inc., Class A(a)(b)	67,811	709,981
Eaton Corp. PLC	106,412	18,232,632
Emerson Electric Co.	151,858	13,232,906
Encore Wire Corp.	5,101	945,368
EnerSys	11,517	1,000,597
Enovix Corp.(a)(b)	30,435	453,786
ESS Tech, Inc.(a)(b)	32,148	44,686
Fluence Energy, Inc., Class A(a)	8,949	181,217
FuelCell Energy, Inc.(a)(b)	100,839	287,391
Generac Holdings, Inc.(a)(b)	16,573	1,790,050
GrafTech International Ltd.	57,202	278,002
Hubbell, Inc.	14,071	3,423,615
NEXTracker, Inc., Class A(a)(b)	8,188	296,897
NuScale Power Corp., Class A(a)(b)	10,297	93,600
nVent Electric PLC	44,276	1,901,211
Plug Power, Inc.(a)(b)	136,319	1,597,659
Powell Industries, Inc.	2,845	121,169
Preformed Line Products Co.	882	112,931
Regal Rexnord Corp.	17,390	2,447,295
Rockwell Automation, Inc.	30,588	8,976,049
Sensata Technologies Holding PLC	40,469	2,024,259
Shoals Technologies Group, Inc., Class A(a)	43,080	981,793
Stem, Inc.(a)(b)	42,454	240,714
SunPower Corp.(a)(b)	20,424	282,668
Sunrun, Inc.(a)(b)	53,765	1,083,365
Thermon Group Holdings, Inc.(a)	8,770	218,548
TPI Composites, Inc.(a)(b)	10,617	138,552
Vertiv Holdings Co.	84,725	1,212,415
Vicor Corp.(a)	5,553	260,658

		76,698,467

Electronic Equipment, Instruments & Components — 0.7%
908 Devices, Inc.(a)(b)	7,927	68,172
Advanced Energy Industries, Inc.	10,720	1,050,560
Akoustis Technologies, Inc.(a)(b)	33,763	103,990
Amphenol Corp., Class A	156,293	12,772,264
Arlo Technologies, Inc.(a)	21,722	131,635
Arrow Electronics, Inc.(a)	15,504	1,935,984
Avnet, Inc.	24,409	1,103,287
Badger Meter, Inc.	7,216	879,053

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Belden, Inc.	11,227	$974,167
Benchmark Electronics, Inc.	10,666	252,678
CDW Corp.	35,843	6,985,442
Cognex Corp.	45,295	2,244,367
Coherent Corp.(a)(b)	30,839	1,174,349
Corning, Inc.	196,564	6,934,778
CTS Corp.	8,300	410,518
ePlus, Inc.(a)	7,612	373,292
Fabrinet(a)	9,459	1,123,351
FARO Technologies, Inc.(a)	4,216	103,756
Insight Enterprises, Inc.(a)(b)	8,126	1,161,693
IPG Photonics Corp.(a)	8,533	1,052,204
Itron, Inc.(a)	11,820	655,419
Jabil, Inc.	34,400	3,032,704
Keysight Technologies, Inc.(a)	47,490	7,668,685
Kimball Electronics, Inc.(a)	6,050	145,805
Knowles Corp.(a)(b)	26,140	444,380
Lightwave Logic, Inc.(a)(b)	31,721	165,901
Littelfuse, Inc.	6,305	1,690,307
Methode Electronics, Inc.	9,312	408,611
MicroVision, Inc.(a)(b)	41,822	111,665
Mirion Technologies, Inc., Class A(a)(b)	42,683	364,513
Napco Security Technologies, Inc.(a)(b)	7,642	287,186
National Instruments Corp.	35,085	1,838,805
nLight, Inc.(a)	10,925	111,217
Novanta, Inc.(a)	9,060	1,441,355
OSI Systems, Inc.(a)	4,571	467,888
Ouster, Inc.(a)	83,654	69,993
PAR Technology Corp.(a)(b)	7,460	253,342
PC Connection, Inc.	2,996	134,700
Plexus Corp.(a)	7,476	729,433
Rogers Corp.(a)	5,027	821,563
Sanmina Corp.(a)	14,052	857,031
ScanSource, Inc.(a)	6,836	208,088
SmartRent, Inc.(a)	38,548	98,297
TD SYNNEX Corp.	12,414	1,201,551
Teledyne Technologies, Inc.(a)	12,410	5,551,738
Trimble, Inc.(a)	65,113	3,413,223
TTM Technologies, Inc.(a)(b)	24,153	325,824
Vishay Intertechnology, Inc.	32,409	733,092
Vishay Precision Group, Inc.(a)	3,264	136,305
Vontier Corp.	42,841	1,171,273
Zebra Technologies Corp., Class A(a)	13,576	4,317,168

		79,692,602

Energy Equipment & Services — 0.5%
Archrock, Inc.	35,195	343,855
Baker Hughes Co., Class A	252,734	7,293,903
Borr Drilling Ltd.(a)	46,405	351,750
Bristow Group, Inc.(a)	6,195	138,768
Cactus, Inc., Class A	14,966	617,048
ChampionX Corp.	51,580	1,399,365
Diamond Offshore Drilling, Inc.(a)	26,571	319,915
DMC Global, Inc.(a)(b)	6,426	141,179
Dril-Quip, Inc.(a)	9,969	286,011
Expro Group Holdings NV(a)(b)	20,279	372,322
Halliburton Co.	239,112	7,565,504
Helix Energy Solutions Group, Inc.(a)	35,809	277,162
Helmerich & Payne, Inc.	27,084	968,253
Liberty Energy, Inc., Class A	39,313	503,600
Nabors Industries Ltd.(a)	2,256	275,029
Newpark Resources, Inc.(a)	26,365	101,505
NexTier Oilfield Solutions, Inc.(a)(b)	40,906	325,203

Security	Shares	Value

Energy Equipment & Services (continued)
Noble Corp. PLC(a)	22,264	$878,760
NOV, Inc.	105,360	1,950,214
Oceaneering International, Inc.(a)	24,823	437,629
Oil States International, Inc.(a)	23,162	192,939
Patterson-UTI Energy, Inc.	58,495	684,392
ProFrac Holding Corp., Class A(a)	8,219	104,135
ProPetro Holding Corp.(a)	20,065	144,267
RPC, Inc.	20,839	160,252
Schlumberger NV	376,192	18,471,027
Select Energy Services, Inc., Class A	22,635	157,540
Solaris Oilfield Infrastructure, Inc., Class A	12,623	107,800
TETRA Technologies, Inc.(a)	42,560	112,784
Tidewater, Inc.(a)	13,090	577,007
U.S. Silica Holdings, Inc.(a)	21,420	255,755
Valaris Ltd.(a)	15,737	1,023,849
Weatherford International PLC(a)	18,369	1,090,200

		47,628,922

Entertainment — 1.5%
Activision Blizzard, Inc.	206,699	17,691,367
AMC Entertainment Holdings, Inc., Class A(a)(b)	135,834	680,528
Cinemark Holdings, Inc.(a)(b)	29,321	433,658
Electronic Arts, Inc.	73,189	8,815,615
IMAX Corp.(a)	14,901	285,801
Liberty Media Corp. - Liberty Braves, Class A(a)(b)	3,144	108,720
Liberty Media Corp. - Liberty Braves, Class C, NVS(a)	8,666	291,958
Liberty Media Corp. - Liberty Formula One, Class A(a)	4,891	330,142
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	53,728	4,020,466
Lions Gate Entertainment Corp., Class A(a)(b)	14,275	158,024
Lions Gate Entertainment Corp., Class B, NVS(a)	33,784	350,678
Live Nation Entertainment, Inc.(a)	40,710	2,849,700
Madison Square Garden Entertainment Corp., Class A(a)	6,896	407,347
Madison Square Garden Sports Corp., Class A	5,288	1,030,367
Marcus Corp.	7,290	116,640
Netflix, Inc.(a)	116,720	40,324,426
Playstudios, Inc., Class A(a)	27,703	102,224
Playtika Holding Corp.(a)	27,395	308,468
ROBLOX Corp., Class A(a)(b)	119,400	5,370,612
Roku, Inc.(a)(b)	31,994	2,105,845
Skillz, Inc.(a)	129,732	76,957
Spotify Technology SA(a)	37,040	4,949,285
Take-Two Interactive Software, Inc.(a)	44,375	5,293,937
Walt Disney Co.(a)	485,816	48,644,756
Warner Bros Discovery, Inc., Class A(a)	629,609	9,507,096
World Wrestling Entertainment, Inc., Class A	11,622	1,060,624

		155,315,241

Financial Services — 4.1%
Affirm Holdings, Inc., Class A(a)(b)	57,748	650,820
Alerus Financial Corp.	5,596	89,816
A-Mark Precious Metals, Inc.	5,156	178,655
Apollo Global Management, Inc.	128,356	8,106,965
AvidXchange Holdings, Inc.(a)	38,134	297,445
Banco Latinoamericano de Comercio Exterior SA, Class E	10,926	189,894
Berkshire Hathaway, Inc., Class B(a)	481,036	148,529,486
Block, Inc., Class A(a)	142,343	9,771,847
Cannae Holdings, Inc.(a)	22,233	448,662
Cantaloupe, Inc.(a)	24,639	140,442
Cass Information Systems, Inc.	3,411	147,730

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Compass Diversified Holdings	14,424	$275,210
Enact Holdings, Inc.	8,504	194,401
Equitable Holdings, Inc.	96,810	2,458,006
Essent Group Ltd.	29,301	1,173,505
Euronet Worldwide, Inc.(a)(b)	12,415	1,389,239
EVERTEC, Inc.	16,117	543,949
Federal Agricultural Mortgage Corp., Class C, NVS	2,527	336,571
Fidelity National Information Services, Inc.	157,419	8,552,574
Fiserv, Inc.(a)	156,893	17,733,616
FleetCor Technologies, Inc.(a)	19,078	4,022,596
Flywire Corp.(a)	16,501	484,469
Global Payments, Inc.	69,757	7,341,227
I3 Verticals, Inc., Class A(a)	6,147	150,786
International Money Express, Inc.(a)(b)	9,577	246,895
Jack Henry & Associates, Inc.	19,222	2,897,140
Jackson Financial, Inc., Class A	20,018	748,873
Marqeta, Inc., Class A(a)	116,802	533,785
Mastercard, Inc., Class A	226,880	82,450,461
Merchants Bancorp	5,209	135,642
MGIC Investment Corp.	83,617	1,122,140
MoneyGram International, Inc.(a)	23,572	245,620
Mr. Cooper Group, Inc.(a)	18,798	770,154
NMI Holdings, Inc., Class A(a)	22,199	495,704
Payoneer Global, Inc.(a)	66,133	415,315
PayPal Holdings, Inc.(a)	304,140	23,096,392
Paysafe Ltd.(a)	7,779	134,343
PennyMac Financial Services, Inc., Class A	6,772	403,679
Radian Group, Inc.	44,881	991,870
Remitly Global, Inc.(a)(b)	26,961	456,989
Repay Holdings Corp.(a)	20,910	137,379
Rocket Cos., Inc., Class A(a)(b)	31,073	281,521
Shift4 Payments, Inc., Class A(a)	13,319	1,009,580
Star Holdings(a)	2,417	42,036
StoneCo Ltd., Class A(a)	76,526	730,058
TFS Financial Corp.	15,225	192,292
Toast, Inc., Class A(a)(b)	69,089	1,226,330
UWM Holdings Corp., Class A(b)	33,203	163,027
Visa, Inc., Class A	433,419	97,718,648
Voya Financial, Inc.	26,234	1,874,682
Walker & Dunlop, Inc.	7,880	600,220
Waterstone Financial, Inc.	8,288	125,397
Western Union Co.	88,648	988,425
WEX, Inc.(a)	11,705	2,152,433

		435,594,941

Food Products — 1.1%
Archer-Daniels-Midland Co.	145,212	11,567,588
B&G Foods, Inc.	16,935	263,000
Benson Hill, Inc.(a)(b)	59,955	68,948
Beyond Meat, Inc.(a)(b)	15,109	245,219
BRC, Inc., Class A(a)(b)	14,149	72,726
Bunge Ltd.	36,866	3,521,440
Calavo Growers, Inc.	4,144	119,223
Cal-Maine Foods, Inc.	9,420	573,584
Campbell Soup Co.	50,853	2,795,898
Conagra Brands, Inc.	126,550	4,753,218
Darling Ingredients, Inc.(a)	42,479	2,480,774
Flowers Foods, Inc.	49,512	1,357,124
Fresh Del Monte Produce, Inc.	8,970	270,087
Freshpet, Inc.(a)(b)	12,181	806,260
General Mills, Inc.	156,921	13,410,469
Hain Celestial Group, Inc.(a)	23,464	402,408

Security	Shares	Value

Food Products (continued)
Hershey Co.	38,992	$9,919,955
Hormel Foods Corp.	75,299	3,002,924
Hostess Brands, Inc., Class A(a)	37,735	938,847
Ingredion, Inc.	17,938	1,824,833
J & J Snack Foods Corp.	4,123	611,111
J M Smucker Co.	27,564	4,337,747
John B Sanfilippo & Son, Inc.	1,976	191,514
Kellogg Co.	67,685	4,532,188
Kraft Heinz Co.	187,273	7,241,847
Lamb Weston Holdings, Inc.	38,841	4,059,661
Lancaster Colony Corp.	5,065	1,027,587
Lifecore Biomedical, Inc.(a)	11,554	43,616
McCormick & Co., Inc., NVS	66,266	5,513,994
Mission Produce, Inc.(a)	10,467	116,288
Mondelez International, Inc., Class A	363,863	25,368,528
Pilgrim’s Pride Corp.(a)	13,878	321,692
Post Holdings, Inc.(a)	14,652	1,316,775
Seaboard Corp.	75	282,751
Seneca Foods Corp., Class A(a)	2,104	109,976
Simply Good Foods Co.(a)	22,876	909,778
Sovos Brands, Inc.(a)(b)	8,293	138,327
SunOpta, Inc.(a)(b)	28,049	215,977
Tattooed Chef, Inc., Class A(a)(b)	26,849	38,126
Tootsie Roll Industries, Inc.	4,191	188,218
TreeHouse Foods, Inc.(a)	13,293	670,366
Tyson Foods, Inc., Class A	75,113	4,455,703
Utz Brands, Inc.(b)	15,630	257,426
Vital Farms, Inc.(a)	8,736	133,661

		120,477,382

Gas Utilities — 0.1%
Atmos Energy Corp.	37,963	4,265,523
Brookfield Infrastructure Corp., Class A	24,589	1,132,569
Chesapeake Utilities Corp.	4,585	586,834
National Fuel Gas Co.	22,508	1,299,612
New Jersey Resources Corp.	26,436	1,406,395
Northwest Natural Holding Co.	8,698	413,677
ONE Gas, Inc.	14,467	1,146,220
Southwest Gas Holdings, Inc.	17,342	1,083,008
Spire, Inc.	13,543	949,906
UGI Corp.	56,472	1,962,967

		14,246,711

Ground Transportation — 1.0%
ArcBest Corp.	6,181	571,248
Avis Budget Group, Inc.(a)	6,796	1,323,861
Covenant Logistics Group, Inc., Class A	3,737	132,365
CSX Corp.	561,591	16,814,035
Daseke, Inc.(a)	12,699	98,163
Heartland Express, Inc.	11,922	189,798
Hertz Global Holdings, Inc.(a)	48,398	788,404
JB Hunt Transport Services, Inc.	22,022	3,863,980
Knight-Swift Transportation Holdings, Inc.	42,127	2,383,546
Landstar System, Inc.	9,242	1,656,721
Lyft, Inc., Class A(a)	84,901	787,032
Marten Transport Ltd.	14,132	296,065
Norfolk Southern Corp.	60,767	12,882,604
Old Dominion Freight Line, Inc.(b)	26,402	8,998,858
RXO, Inc.(a)	27,836	546,699
Ryder System, Inc.	13,221	1,179,842
Saia, Inc.(a)(b)	7,101	1,932,040
Schneider National, Inc., Class B	14,826	396,596
TuSimple Holdings, Inc., Class A(a)	34,955	51,384
Uber Technologies, Inc.(a)	513,106	16,265,460

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
U-Haul Holding Co.	2,317	$138,209
U-Haul Holding Co., NVS(b)	20,905	1,083,924
Union Pacific Corp.	163,790	32,964,375
Universal Logistics Holdings, Inc.	3,526	102,783
Werner Enterprises, Inc.	16,396	745,854
XPO, Inc.(a)	27,836	887,968

		107,081,814

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	457,205	46,296,578
Align Technology, Inc.(a)	20,939	6,996,557
Alphatec Holdings, Inc.(a)	21,371	333,388
AngioDynamics, Inc.(a)	10,237	105,851
Artivion, Inc.(a)	10,570	138,467
AtriCure, Inc.(a)	12,065	500,094
Atrion Corp.	382	239,862
Avanos Medical, Inc.(a)	12,089	359,527
Axogen, Inc.(a)	10,984	103,799
Axonics, Inc.(a)	12,825	699,732
Baxter International, Inc.	133,322	5,407,540
Becton Dickinson & Co.	75,880	18,783,335
Boston Scientific Corp.(a)	379,865	19,004,646
Butterfly Network, Inc.(a)(b)	47,836	89,932
Cardiovascular Systems, Inc.(a)	9,979	198,183
Cerus Corp.(a)	38,883	115,483
CONMED Corp.	7,851	815,405
Cooper Cos., Inc.	13,039	4,868,241
Cue Health, Inc.(a)(b)	38,287	69,682
Cutera, Inc.(a)	4,115	97,196
DENTSPLY SIRONA, Inc.	58,462	2,296,387
Dexcom, Inc.(a)	102,917	11,956,897
Edwards Lifesciences Corp.(a)	164,963	13,647,389
Embecta Corp.	16,127	453,491
Enovis Corp.(a)	14,010	749,395
Envista Holdings Corp.(a)	43,234	1,767,406
Figs, Inc., Class A(a)(b)	38,013	235,300
GE HealthCare Technologies, Inc.(a)	97,009	7,957,648
Glaukos Corp.(a)	11,873	594,837
Globus Medical, Inc., Class A(a)	19,957	1,130,364
Haemonetics Corp.(a)	13,721	1,135,413
Heska Corp.(a)	2,517	245,710
Hologic, Inc.(a)	64,224	5,182,877
ICU Medical, Inc.(a)	5,116	843,935
IDEXX Laboratories, Inc.(a)	21,896	10,949,752
Inari Medical, Inc.(a)	13,136	811,017
Inogen, Inc.(a)	4,680	58,406
Inspire Medical Systems, Inc.(a)	7,361	1,722,989
Insulet Corp.(a)	18,343	5,850,683
Integer Holdings Corp.(a)(b)	9,114	706,335
Integra LifeSciences Holdings Corp.(a)	19,338	1,110,195
Intuitive Surgical, Inc.(a)	94,044	24,025,421
iRadimed Corp.	2,760	108,606
iRhythm Technologies, Inc.(a)(b)	7,981	989,883
Lantheus Holdings, Inc.(a)	17,522	1,446,616
LeMaitre Vascular, Inc.	4,775	245,769
LivaNova PLC(a)	13,820	602,276
Masimo Corp.(a)(b)	12,706	2,344,765
Medtronic PLC	356,371	28,730,630
Merit Medical Systems, Inc.(a)	14,180	1,048,611
Mesa Laboratories, Inc.	1,385	242,001
Nano-X Imaging Ltd.(a)(b)	14,570	84,069
Neogen Corp.(a)(b)	57,223	1,059,770
Nevro Corp.(a)	9,106	329,182

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Novocure Ltd.(a)(b)	26,946	$1,620,532
NuVasive, Inc.(a)	14,396	594,699
Omnicell, Inc.(a)	11,601	680,631
OraSure Technologies, Inc.(a)	20,704	125,259
Orthofix Medical, Inc.(a)	9,102	152,459
OrthoPediatrics Corp.(a)	2,866	126,935
Outset Medical, Inc.(a)(b)	12,618	232,171
Paragon 28, Inc.(a)	14,774	252,192
Penumbra, Inc.(a)(b)	9,667	2,694,096
PROCEPT BioRobotics Corp.(a)	7,810	221,804
Pulmonx Corp.(a)	8,042	89,910
QuidelOrtho Corp.(a)	13,160	1,172,424
ResMed, Inc.	38,602	8,453,452
RxSight, Inc.(a)	8,174	136,342
Senseonics Holdings, Inc.(a)(b)	108,467	77,012
Shockwave Medical, Inc.(a)	9,457	2,050,561
SI-BONE, Inc.(a)(b)	7,600	149,492
Silk Road Medical, Inc.(a)	9,336	365,318
STAAR Surgical Co.(a)	12,666	809,991
STERIS PLC	26,324	5,035,255
Stryker Corp.	93,770	26,768,522
Surmodics, Inc.(a)	3,851	87,726
Tactile Systems Technology, Inc.(a)	7,248	119,012
Tandem Diabetes Care, Inc.(a)	16,409	666,369
Teleflex, Inc.	12,315	3,119,513
TransMedics Group, Inc.(a)(b)	7,371	558,206
Treace Medical Concepts, Inc.(a)	10,750	270,792
UFP Technologies, Inc.(a)	1,983	257,473
Utah Medical Products, Inc.	1,148	108,796
Varex Imaging Corp.(a)	9,831	178,826
ViewRay, Inc.(a)	40,436	139,909
Zimmer Biomet Holdings, Inc.	56,020	7,237,784
Zimvie, Inc.(a)	13,212	95,523
Zynex, Inc.(a)	7,370	88,440

		300,624,949

Health Care Providers & Services — 2.9%
23andMe Holding Co., Class A(a)(b)	61,857	141,034
Acadia Healthcare Co., Inc.(a)	22,993	1,661,244
Accolade, Inc.(a)	14,956	215,067
AdaptHealth Corp.(a)(b)	20,179	250,825
Addus HomeCare Corp.(a)(b)	3,488	372,379
Agiliti, Inc.(a)(b)	7,279	116,318
agilon health, Inc.(a)(b)	51,188	1,215,715
Alignment Healthcare, Inc.(a)	20,775	132,129
Amedisys, Inc.(a)	8,789	646,431
AmerisourceBergen Corp.	43,557	6,973,911
AMN Healthcare Services, Inc.(a)	11,393	945,163
Apollo Medical Holdings, Inc.(a)(b)	9,333	340,375
Brookdale Senior Living, Inc.(a)(b)	49,555	146,187
Cano Health, Inc.(a)(b)	47,310	43,052
Cardinal Health, Inc.	68,124	5,143,362
CareMax, Inc.(a)(b)	22,495	60,062
Castle Biosciences, Inc.(a)	5,382	122,279
Centene Corp.(a)	146,384	9,252,933
Chemed Corp.	3,940	2,118,735
Cigna Group	78,351	20,021,031
Clover Health Investments Corp.(a)(b)	117,833	99,581
Community Health Systems, Inc.(a)	41,097	201,375
CorVel Corp.(a)	2,091	397,875
Cross Country Healthcare, Inc.(a)	12,024	268,376
CVS Health Corp.	341,874	25,404,657
DaVita, Inc.(a)(b)	15,610	1,266,127

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
DocGo, Inc.(a)(b)	24,638	$213,119
Elevance Health, Inc.	64,237	29,536,815
Encompass Health Corp.	25,609	1,385,447
Enhabit, Inc.(a)	14,413	200,485
Ensign Group, Inc.	13,729	1,311,669
Fulgent Genetics, Inc.(a)	5,261	164,248
Guardant Health, Inc.(a)	26,905	630,653
HCA Healthcare, Inc.	57,667	15,205,635
HealthEquity, Inc.(a)	21,553	1,265,377
Henry Schein, Inc.(a)(b)	35,633	2,905,515
Hims & Hers Health, Inc., Class A(a)	31,880	316,250
Humana, Inc.	33,592	16,307,572
Invitae Corp.(a)(b)	53,164	71,771
Laboratory Corp. of America Holdings	23,588	5,411,559
LifeStance Health Group, Inc.(a)	23,459	174,300
McKesson Corp.	36,630	13,042,112
ModivCare, Inc.(a)	3,098	260,480
Molina Healthcare, Inc.(a)	15,257	4,081,095
National HealthCare Corp.	3,511	203,884
National Research Corp., Class A	3,771	164,076
NeoGenomics, Inc.(a)	34,444	599,670
Nutex Health, Inc.(a)(b)	66,079	66,740
Oak Street Health, Inc.(a)	30,436	1,177,265
OPKO Health, Inc.(a)(b)	100,897	147,310
Option Care Health, Inc.(a)	44,234	1,405,314
Owens & Minor, Inc.(a)	19,533	284,205
Patterson Cos., Inc.	21,607	578,419
Pediatrix Medical Group, Inc.(a)	20,729	309,069
Pennant Group, Inc.(a)(b)	8,610	122,951
PetIQ, Inc., Class A(a)	9,380	107,307
Premier, Inc., Class A	32,826	1,062,578
Privia Health Group, Inc.(a)(b)	14,863	410,367
Progyny, Inc.(a)	21,075	676,929
Quest Diagnostics, Inc.	29,553	4,181,158
R1 RCM, Inc.(a)	38,623	579,345
RadNet, Inc.(a)	14,102	352,973
Select Medical Holdings Corp.	30,509	788,658
Surgery Partners, Inc.(a)(b)	13,309	458,761
Tenet Healthcare Corp.(a)	27,572	1,638,328
U.S. Physical Therapy, Inc.	3,538	346,406
UnitedHealth Group, Inc.	249,399	117,863,473
Universal Health Services, Inc., Class B	16,797	2,134,899

		305,700,410

Health Care REITs — 0.2%
CareTrust REIT, Inc.	26,331	515,561
Community Healthcare Trust, Inc.	5,786	211,768
Diversified Healthcare Trust	82,608	111,521
Global Medical REIT, Inc.	11,664	106,259
Healthcare Realty Trust, Inc.	99,551	1,924,321
Healthpeak Properties, Inc.	146,623	3,221,307
LTC Properties, Inc.	9,886	347,295
Medical Properties Trust, Inc.	157,888	1,297,839
National Health Investors, Inc.	11,398	587,909
Omega Healthcare Investors, Inc.	61,225	1,678,177
Physicians Realty Trust	62,211	928,810
Sabra Health Care REIT, Inc.	63,250	727,375
Universal Health Realty Income Trust	3,249	156,310
Ventas, Inc.	106,109	4,599,825
Welltower, Inc.	125,496	8,996,808

		25,411,085

Health Care Technology — 0.1%
American Well Corp., Class A(a)	52,343	123,529

Security	Shares	Value

Health Care Technology (continued)
Certara, Inc.(a)	28,604	$689,642
Computer Programs & Systems, Inc.(a)	4,009	121,072
Definitive Healthcare Corp.(a)(b)	10,445	107,897
Doximity, Inc., Class A(a)(b)	29,652	960,132
Evolent Health, Inc., Class A(a)	22,540	731,423
Health Catalyst, Inc.(a)	12,105	141,265
HealthStream, Inc.(a)	6,907	187,180
Multiplan Corp., Class A(a)	99,766	105,752
NextGen Healthcare, Inc.(a)	13,301	231,570
OptimizeRx Corp.(a)	5,232	76,544
Phreesia, Inc.(a)	12,806	413,506
Schrodinger, Inc.(a)(b)	15,690	413,118
Sharecare, Inc., Class A(a)	93,579	132,882
Simulations Plus, Inc.	4,171	183,274
Teladoc Health, Inc.(a)	44,585	1,154,752
Veeva Systems, Inc., Class A(a)	37,365	6,867,313
Veradigm, Inc.(a)(b)	30,707	400,726

		13,041,577

Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.	54,216	841,432
Braemar Hotels & Resorts, Inc.	22,762	87,861
Chatham Lodging Trust	12,892	135,237
DiamondRock Hospitality Co.	56,876	462,402
Hersha Hospitality Trust, Class A	13,430	90,250
Host Hotels & Resorts, Inc.	187,466	3,091,314
Park Hotels & Resorts, Inc.	59,495	735,358
Pebblebrook Hotel Trust(b)	34,644	486,402
RLJ Lodging Trust	46,017	487,780
Ryman Hospitality Properties, Inc.	14,275	1,280,896
Service Properties Trust	43,364	431,906
Summit Hotel Properties, Inc.	29,386	205,702
Sunstone Hotel Investors, Inc.	55,065	544,042
Xenia Hotels & Resorts, Inc.	30,301	396,640

		9,277,222

Hotels, Restaurants & Leisure — 2.3%
Accel Entertainment, Inc.(a)	13,027	118,676
Airbnb, Inc., Class A(a)(b)	99,674	12,399,446
Aramark	61,856	2,214,445
Bally’s Corp.(a)(b)	8,454	165,022
BJ’s Restaurants, Inc.(a)	6,028	175,656
Bloomin’ Brands, Inc.	23,177	594,490
Bluegreen Vacations Holding Corp., Class A	3,888	106,453
Booking Holdings, Inc.(a)	10,328	27,394,090
Bowlero Corp.(a)	12,088	204,892
Boyd Gaming Corp.	21,185	1,358,382
Brinker International, Inc.(a)	12,065	458,470
Caesars Entertainment, Inc.(a)	53,791	2,625,539
Carnival Corp.(a)(b)	263,579	2,675,327
Cheesecake Factory, Inc.(b)	11,646	408,192
Chipotle Mexican Grill, Inc.(a)	7,322	12,508,099
Choice Hotels International, Inc.	8,590	1,006,662
Churchill Downs, Inc.	9,663	2,483,874
Chuy’s Holdings, Inc.(a)	5,740	205,779
Cracker Barrel Old Country Store, Inc.	5,804	659,334
Darden Restaurants, Inc.	32,816	5,091,731
Dave & Buster’s Entertainment, Inc.(a)	12,764	469,588
Denny’s Corp.(a)	17,557	195,936
Dine Brands Global, Inc.	4,559	308,371
Domino’s Pizza, Inc.	9,430	3,110,674
DoorDash, Inc., Class A(a)	66,598	4,232,969
DraftKings, Inc., Class A(a)(b)	94,958	1,838,387
Everi Holdings, Inc.(a)(b)	24,153	414,224

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Expedia Group, Inc.(a)	38,858	$3,770,392
Golden Entertainment, Inc.(a)	5,237	227,862
Hilton Grand Vacations, Inc.(a)	23,342	1,037,085
Hilton Worldwide Holdings, Inc.	70,121	9,877,945
Hyatt Hotels Corp., Class A(a)	12,644	1,413,473
Inspired Entertainment, Inc.(a)	6,629	84,785
International Game Technology PLC	25,179	674,797
Jack in the Box, Inc.	5,447	477,103
Krispy Kreme, Inc.(b)	22,337	347,340
Kura Sushi U.S.A., Inc., Class A(a)(b)	1,518	99,945
Las Vegas Sands Corp.(a)	87,165	5,007,629
Life Time Group Holdings, Inc.(a)(b)	10,193	162,680
Light & Wonder, Inc., Class A(a)	25,203	1,513,440
Lindblad Expeditions Holdings, Inc.(a)(b)	12,508	119,576
Marriott International, Inc., Class A	70,503	11,706,318
Marriott Vacations Worldwide Corp.	9,779	1,318,796
McDonald’s Corp.	197,043	55,095,193
MGM Resorts International	85,631	3,803,729
Monarch Casino & Resort, Inc.	3,645	270,277
Norwegian Cruise Line Holdings Ltd.(a)(b)	115,552	1,554,174
Papa John’s International, Inc.(b)	8,749	655,563
Penn Entertainment, Inc.(a)	43,328	1,285,108
Planet Fitness, Inc., Class A(a)	22,607	1,755,886
Portillo’s, Inc., Class A(a)(b)	5,208	111,295
RCI Hospitality Holdings, Inc.(b)	2,946	230,289
Red Rock Resorts, Inc., Class A	12,886	574,329
Royal Caribbean Cruises Ltd.(a)	57,779	3,772,969
Rush Street Interactive, Inc., Class A(a)	23,080	71,779
Ruth’s Hospitality Group, Inc.	8,493	139,455
Sabre Corp.(a)	85,744	367,842
SeaWorld Entertainment, Inc.(a)(b)	10,102	619,354
Shake Shack, Inc., Class A(a)	9,483	526,212
Six Flags Entertainment Corp.(a)	21,463	573,277
Sonder Holdings, Inc.(a)	61,383	46,473
Starbucks Corp.	305,691	31,831,604
Sweetgreen, Inc., Class A(a)(b)	25,123	196,964
Target Hospitality Corp.(a)	9,620	126,407
Texas Roadhouse, Inc.	17,205	1,859,172
Travel + Leisure Co.	22,023	863,302
Vacasa, Inc., Class A(a)(b)	37,089	35,687
Vail Resorts, Inc.	10,661	2,491,262
Wendy’s Co.	48,044	1,046,398
Wingstop, Inc.	7,685	1,410,812
Wyndham Hotels & Resorts, Inc.	23,063	1,564,825
Wynn Resorts Ltd.(a)	28,064	3,140,642
Xponential Fitness, Inc., Class A(a)	4,859	147,665
Yum! Brands, Inc.	75,383	9,956,587

		247,388,405

Household Durables — 0.5%
Beazer Homes U.S.A., Inc.(a)	9,853	156,466
Cavco Industries, Inc.(a)	2,385	757,810
Century Communities, Inc.	7,177	458,754
DR Horton, Inc.	84,133	8,218,953
Ethan Allen Interiors, Inc.	6,039	165,831
Garmin Ltd.	40,447	4,081,911
GoPro, Inc., Class A(a)	31,753	159,717
Green Brick Partners, Inc.(a)	8,286	290,507
Helen of Troy Ltd.(a)	6,408	609,849
Hovnanian Enterprises, Inc., Class A(a)	1,534	104,066
Installed Building Products, Inc.	6,030	687,601
iRobot Corp.(a)	7,280	317,699
KB Home	20,168	810,350

Security	Shares	Value

Household Durables (continued)
La-Z-Boy, Inc.	12,796	$372,108
Leggett & Platt, Inc.	36,358	1,159,093
Lennar Corp., Class A	66,665	7,007,158
Lennar Corp., Class B	3,873	345,898
LGI Homes, Inc.(a)	5,965	680,189
Lovesac Co.(a)(b)	3,842	111,034
M/I Homes, Inc.(a)	7,303	460,746
MDC Holdings, Inc.	14,910	579,552
Meritage Homes Corp.	9,813	1,145,766
Mohawk Industries, Inc.(a)	13,890	1,392,056
Newell Brands, Inc.	98,599	1,226,571
NVR, Inc.(a)	789	4,396,458
PulteGroup, Inc.	60,369	3,518,305
Skyline Champion Corp.(a)	13,438	1,010,941
Sonos, Inc.(a)	32,329	634,295
Taylor Morrison Home Corp., Class A(a)	29,273	1,119,985
Tempur Sealy International, Inc.	44,080	1,740,719
Toll Brothers, Inc.	29,535	1,772,986
TopBuild Corp.(a)	8,749	1,821,017
Tri Pointe Homes, Inc.(a)	25,821	653,788
Tupperware Brands Corp.(a)	14,430	36,075
Vizio Holding Corp., Class A(a)(b)	19,399	178,083
Vuzix Corp.(a)(b)	20,078	83,123
Whirlpool Corp.	14,298	1,887,622

		50,153,082

Household Products — 1.3%
Central Garden & Pet Co.(a)	2,592	106,428
Central Garden & Pet Co., Class A, NVS(a)	11,613	453,720
Church & Dwight Co., Inc.	64,583	5,709,783
Clorox Co.	33,077	5,234,104
Colgate-Palmolive Co.	220,495	16,570,199
Energizer Holdings, Inc.	19,340	671,098
Kimberly-Clark Corp.	89,937	12,071,344
Procter & Gamble Co.	629,390	93,583,999
Reynolds Consumer Products, Inc.	14,341	394,378
Spectrum Brands Holdings, Inc.	10,243	678,291
WD-40 Co.	3,591	639,378

		136,112,722

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	175,324	4,221,802
Altus Power, Inc.(a)(b)	14,044	76,961
Brookfield Renewable Corp., Class A	34,582	1,208,641
Clearway Energy, Inc., Class A	8,324	249,970
Clearway Energy, Inc., Class C	23,166	725,791
Montauk Renewables, Inc.(a)	18,941	149,065
Ormat Technologies, Inc.	13,884	1,176,947
Sunnova Energy International, Inc.(a)(b)	27,509	429,690
Vistra Corp.	104,632	2,511,168

		10,750,035

Industrial Conglomerates — 0.7%
3M Co.	147,433	15,496,683
Brookfield Business Corp., Class A	10,853	215,107
General Electric Co.(b)	288,669	27,596,756
Honeywell International, Inc.	179,669	34,338,339

		77,646,885

Industrial REITs — 0.4%
Americold Realty Trust, Inc.	70,971	2,019,125
EastGroup Properties, Inc.	10,831	1,790,581
First Industrial Realty Trust, Inc.	34,488	1,834,762
Indus Realty Trust, Inc.	2,055	136,226
Industrial Logistics Properties Trust(b)	20,912	64,200

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial REITs (continued)
Innovative Industrial Properties, Inc.	7,797	$592,494
LXP Industrial Trust	73,810	760,981
Plymouth Industrial REIT, Inc.	11,809	248,107
Prologis, Inc.	245,437	30,623,175
Rexford Industrial Realty, Inc.	52,223	3,115,102
STAG Industrial, Inc.	46,831	1,583,824
Terreno Realty Corp.	20,957	1,353,822

		44,122,399

Insurance — 2.3%
Aflac, Inc.	163,016	10,517,792
Allstate Corp.	70,100	7,767,781
Ambac Financial Group, Inc.(a)	13,040	201,859
American Equity Investment Life Holding Co.	20,907	762,896
American Financial Group, Inc.	18,417	2,237,666
American International Group, Inc.	197,365	9,939,301
AMERISAFE, Inc.	4,911	240,394
Aon PLC, Class A	54,780	17,271,586
Arch Capital Group Ltd.(a)	93,561	6,349,985
Argo Group International Holdings Ltd.	8,273	242,316
Arthur J. Gallagher & Co.	55,216	10,563,373
Assurant, Inc.	14,754	1,771,513
Assured Guaranty Ltd.	16,400	824,428
Axis Capital Holdings Ltd.	21,212	1,156,478
Bright Health Group, Inc.(a)(b)	95,801	21,105
Brighthouse Financial, Inc.(a)	17,443	769,411
Brown & Brown, Inc.	62,344	3,579,793
BRP Group, Inc., Class A(a)	16,315	415,380
Chubb Ltd.	110,659	21,487,765
Cincinnati Financial Corp.	40,931	4,587,547
CNA Financial Corp.	8,064	314,738
CNO Financial Group, Inc.	32,256	715,761
Employers Holdings, Inc.	7,311	304,796
Enstar Group Ltd.(a)	3,151	730,370
Erie Indemnity Co., Class A, NVS	6,568	1,521,543
Everest Re Group Ltd.	10,466	3,747,037
F&G Annuities & Life, Inc.	4,708	85,309
Fidelity National Financial, Inc., Class A	69,364	2,422,885
First American Financial Corp.	27,259	1,517,236
Genworth Financial, Inc., Class A(a)	136,479	685,125
Globe Life, Inc.	23,619	2,598,562
Goosehead Insurance, Inc., Class A(a)	4,642	242,312
Hanover Insurance Group, Inc.	9,438	1,212,783
Hartford Financial Services Group, Inc.	84,197	5,867,689
HCI Group, Inc.	3,027	162,247
Hippo Holdings, Inc.(a)(b)	6,416	104,132
Horace Mann Educators Corp.	10,907	365,166
James River Group Holdings Ltd.	8,472	174,947
Kemper Corp.	16,399	896,369
Kinsale Capital Group, Inc.	5,795	1,739,369
Lemonade, Inc.(a)(b)	10,544	150,357
Lincoln National Corp.	45,380	1,019,689
Loews Corp.	51,300	2,976,426
Markel Corp.(a)	3,503	4,474,767
Marsh & McLennan Cos., Inc.	132,255	22,027,070
MBIA, Inc.(a)(b)	15,043	139,298
Mercury General Corp.	7,045	223,608
MetLife, Inc.	175,488	10,167,775
National Western Life Group, Inc., Class A	565	137,080
Old Republic International Corp.	75,213	1,878,069
Oscar Health, Inc., Class A(a)	38,846	254,053
Palomar Holdings, Inc.(a)	5,824	321,485
Primerica, Inc.	10,003	1,722,917

Security	Shares	Value

Insurance (continued)
Principal Financial Group, Inc.	64,829	$4,818,091
ProAssurance Corp.	13,261	245,063
Progressive Corp.	155,524	22,249,263
Prudential Financial, Inc.	97,771	8,089,573
Reinsurance Group of America, Inc.	17,560	2,331,266
RenaissanceRe Holdings Ltd.	11,273	2,258,433
RLI Corp.	10,612	1,410,441
Ryan Specialty Holdings, Inc., Class A(a)(b)	21,747	875,099
Safety Insurance Group, Inc.	3,821	284,741
Selective Insurance Group, Inc.	15,476	1,475,327
Selectquote, Inc.(a)	44,761	97,131
SiriusPoint Ltd.(a)	24,175	196,543
Stewart Information Services Corp.	6,984	281,804
Tiptree, Inc.	6,831	99,528
Travelers Cos., Inc.	62,249	10,670,101
Trupanion, Inc.(a)(b)	9,643	413,588
United Fire Group, Inc.	5,953	158,052
Universal Insurance Holdings, Inc.	9,229	168,152
Unum Group	52,694	2,084,575
W R Berkley Corp.	54,144	3,371,005
White Mountains Insurance Group Ltd.(b)	651	896,746
Willis Towers Watson PLC	28,902	6,716,247

		240,800,108

Interactive Media & Services — 4.2%
Alphabet, Inc., Class A(a)	1,603,864	166,368,813
Alphabet, Inc., Class C, NVS(a)	1,394,759	145,054,936
Bumble, Inc., Class A(a)	23,266	454,850
Cargurus, Inc.(a)	25,802	481,981
Cars.com, Inc.(a)	18,799	362,821
Eventbrite, Inc., Class A(a)(b)	18,686	160,326
EverQuote, Inc., Class A(a)	7,778	108,114
fuboTV, Inc.(a)	41,960	50,772
IAC, Inc.(a)	20,434	1,054,394
Match Group, Inc.(a)	74,538	2,861,514
MediaAlpha, Inc., Class A(a)	7,566	113,339
Meta Platforms, Inc., Class A(a)	593,311	125,746,333
Outbrain, Inc.(a)(b)	26,862	110,940
Pinterest, Inc., Class A(a)	160,040	4,364,291
QuinStreet, Inc.(a)	12,412	196,978
Shutterstock, Inc.	6,043	438,722
TripAdvisor, Inc.(a)	27,696	550,043
Vimeo, Inc.(a)	38,546	147,631
Yelp, Inc.(a)(b)	18,799	577,129
Ziff Davis, Inc.(a)(b)	11,422	891,487
ZipRecruiter, Inc., Class A(a)	21,503	342,758
ZoomInfo Technologies, Inc., Class A(a)(b)	73,056	1,805,214

		452,243,386

IT Services — 1.4%
Accenture PLC, Class A	168,945	48,286,170
Akamai Technologies, Inc.(a)	40,771	3,192,369
Amdocs Ltd.	32,183	3,090,533
BigCommerce Holdings, Inc., Series 1(a)	19,935	178,219
Cloudflare, Inc., Class A(a)(b)	76,075	4,690,784
Cognizant Technology Solutions Corp., Class A	137,014	8,348,263
DigitalOcean Holdings, Inc.(a)(b)	20,321	795,974
DXC Technology Co.(a)(b)	61,151	1,563,020
Edgio, Inc.(a)(b)	36,584	28,942
EPAM Systems, Inc.(a)	14,541	4,347,759
Fastly, Inc., Class A(a)(b)	27,957	496,516
Gartner, Inc.(a)	20,441	6,659,065
Globant SA(a)	10,907	1,788,857
GoDaddy, Inc., Class A(a)	41,448	3,221,338

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Grid Dynamics Holdings, Inc.(a)	11,366	$130,254
Hackett Group, Inc.	7,906	146,103
International Business Machines Corp.	239,822	31,438,266
Kyndryl Holdings, Inc.(a)	59,125	872,685
MongoDB, Inc.(a)(b)	17,865	4,164,689
Okta, Inc., Class A(a)	40,184	3,465,468
Perficient, Inc.(a)	8,503	613,832
Snowflake, Inc., Class A(a)(b)	82,861	12,784,624
Squarespace, Inc., Class A(a)	9,918	315,095
Thoughtworks Holding, Inc.(a)	28,925	212,888
Tucows, Inc., Class A(a)	2,736	53,215
Twilio, Inc., Class A(a)	46,186	3,077,373
Unisys Corp.(a)(b)	18,100	70,228
VeriSign, Inc.(a)	24,651	5,209,496
Wix.com Ltd.(a)	14,035	1,400,693

		150,642,718

Leisure Products — 0.1%
Acushnet Holdings Corp.	9,460	481,892
AMMO, Inc.(a)(b)	36,772	72,441
Brunswick Corp.	18,921	1,551,522
Hasbro, Inc.	34,454	1,849,835
Johnson Outdoors, Inc., Class A	1,492	94,011
Malibu Boats, Inc., Class A(a)	5,108	288,347
MasterCraft Boat Holdings, Inc.(a)	5,244	159,575
Mattel, Inc.(a)	91,042	1,676,083
Peloton Interactive, Inc., Class A(a)(b)	78,896	894,681
Polaris, Inc.(b)	14,608	1,616,083
Smith & Wesson Brands, Inc.	15,045	185,204
Sturm Ruger & Co., Inc.	4,144	238,031
Topgolf Callaway Brands Corp.(a)	38,167	825,171
Vista Outdoor, Inc.(a)(b)	15,864	439,591
YETI Holdings, Inc.(a)	22,686	907,440

		11,279,907

Life Sciences Tools & Services — 1.8%
10X Genomics, Inc., Class A(a)(b)	25,766	1,437,485
AbCellera Biologics, Inc.(a)(b)	58,078	437,908
Adaptive Biotechnologies Corp.(a)(b)	29,488	260,379
Agilent Technologies, Inc.	78,878	10,911,983
Avantor, Inc.(a)(b)	163,845	3,463,683
Azenta, Inc.(a)	19,066	850,725
BioLife Solutions, Inc.(a)(b)	9,551	207,734
Bionano Genomics, Inc.(a)(b)	73,441	81,520
Bio-Rad Laboratories, Inc., Class A(a)	5,772	2,764,903
Bio-Techne Corp.	41,982	3,114,645
Bruker Corp.	29,064	2,291,406
Charles River Laboratories International, Inc.(a)(b)	13,233	2,670,684
Codexis, Inc.(a)(b)	16,674	69,030
CryoPort, Inc.(a)(b)	10,117	242,808
Cytek Biosciences, Inc.(a)	27,922	256,603
Danaher Corp.	172,599	43,501,852
Illumina, Inc.(a)	41,676	9,691,754
Inotiv, Inc.(a)	863	3,737
IQVIA Holdings, Inc.(a)	49,454	9,835,906
Maravai LifeSciences Holdings, Inc., Class A(a)	29,897	418,857
MaxCyte, Inc.(a)	25,128	124,384
Medpace Holdings, Inc.(a)	6,564	1,234,360
Mettler-Toledo International, Inc.(a)	5,822	8,908,883
NanoString Technologies, Inc.(a)	11,895	117,761
OmniAb, Inc.(a)	19,145	70,454
OmniAb, Inc., 12.50 Earnout Shares(a)(d)	1,502	—
OmniAb, Inc., 15.00 Earnout Shares(a)(d)	1,502	—
Pacific Biosciences of California, Inc.(a)(b)	67,871	785,946

Security	Shares	Value

Life Sciences Tools & Services (continued)
PerkinElmer, Inc.	33,263	$4,432,627
QIAGEN NV(a)	61,157	2,808,941
Quanterix Corp.(a)	12,288	138,486
Quantum-Si, Inc.(a)	35,046	61,681
Repligen Corp.(a)	14,665	2,468,999
Seer, Inc., Class A(a)	18,863	72,811
SomaLogic, Inc., Class A(a)(b)	59,807	152,508
Sotera Health Co.(a)	26,207	469,367
Syneos Health, Inc.(a)	27,150	967,083
Thermo Fisher Scientific, Inc.	104,326	60,130,377
Waters Corp.(a)	15,913	4,927,142
West Pharmaceutical Services, Inc.	19,656	6,810,214

		187,195,626

Machinery — 2.0%
3D Systems Corp.(a)	31,103	333,424
AGCO Corp.	16,378	2,214,306
Alamo Group, Inc.	2,397	441,432
Albany International Corp., Class A	7,990	713,986
Allison Transmission Holdings, Inc.	24,567	1,111,411
Astec Industries, Inc.	5,987	246,964
Barnes Group, Inc.	12,412	499,955
Blue Bird Corp.(a)	5,415	110,628
Caterpillar, Inc.	138,690	31,737,820
Chart Industries, Inc.(a)(b)	11,273	1,413,634
CIRCOR International, Inc.(a)	4,670	145,330
Columbus McKinnon Corp.	6,623	246,111
Crane NXT Co.	12,637	1,434,300
Cummins, Inc.	37,395	8,932,918
Deere & Co.	72,345	29,869,804
Desktop Metal, Inc., Class A(a)(b)	62,688	144,182
Donaldson Co., Inc.	32,700	2,136,618
Douglas Dynamics, Inc.	5,478	174,693
Dover Corp.	37,311	5,669,033
Energy Recovery, Inc.(a)	14,895	343,330
Enerpac Tool Group Corp.	15,877	404,864
EnPro Industries, Inc.	5,147	534,722
Esab Corp.(b)	15,137	894,143
ESCO Technologies, Inc.	6,631	632,929
Evoqua Water Technologies Corp.(a)	31,835	1,582,836
Federal Signal Corp.	17,244	934,797
Flowserve Corp.	35,592	1,210,128
Fortive Corp.	94,199	6,421,546
Franklin Electric Co., Inc.	11,797	1,110,098
Gates Industrial Corp. PLC(a)	25,089	348,486
Gorman-Rupp Co.	4,753	118,825
Graco, Inc.	44,336	3,236,971
Greenbrier Cos., Inc.	8,383	269,681
Helios Technologies, Inc.	8,155	533,337
Hillenbrand, Inc.	18,986	902,405
Hillman Solutions Corp.(a)	33,880	285,270
Hyliion Holdings Corp.(a)	54,749	108,403
Hyster-Yale Materials Handling, Inc., Class A	2,690	134,204
IDEX Corp.	20,145	4,654,099
Illinois Tool Works, Inc.	81,362	19,807,579
Ingersoll Rand, Inc.	109,002	6,341,736
ITT, Inc.	22,055	1,903,346
John Bean Technologies Corp.	8,637	943,938
Kadant, Inc.	2,832	590,529
Kennametal, Inc.	22,180	611,724
Lincoln Electric Holdings, Inc.	14,944	2,527,030
Lindsay Corp.	3,108	469,712
Luxfer Holdings PLC	7,280	123,032

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Manitowoc Co., Inc.(a)	9,214	$157,467
Markforged Holding Corp.(a)(b)	47,272	45,324
Microvast Holdings, Inc.(a)(b)	54,413	67,472
Middleby Corp.(a)	14,419	2,113,970
Miller Industries, Inc.	3,051	107,853
Mueller Industries, Inc.	15,481	1,137,544
Mueller Water Products, Inc., Class A	45,589	635,511
Nikola Corp.(a)(b)	81,463	98,570
Nordson Corp.	15,475	3,439,473
Omega Flex, Inc.(b)	1,089	121,358
Oshkosh Corp.	17,912	1,489,920
Otis Worldwide Corp.	110,544	9,329,914
PACCAR, Inc.	136,733	10,008,856
Parker-Hannifin Corp.	34,085	11,456,309
Pentair PLC	42,217	2,333,334
Proterra, Inc.(a)(b)	62,684	95,280
Proto Labs, Inc.(a)(b)	7,142	236,757
RBC Bearings, Inc.(a)	7,303	1,699,627
REV Group, Inc.	9,406	112,778
Sarcos Technology & Robotics Corp.(a)(b)	54,085	25,674
Shyft Group, Inc.	8,917	202,862
Snap-on, Inc.	13,871	3,424,611
SPX Technologies, Inc.(a)	12,310	868,840
Standex International Corp.	3,103	379,931
Stanley Black & Decker, Inc.	39,580	3,189,356
Tennant Co.	4,631	317,362
Terex Corp.	17,987	870,211
Timken Co.	16,701	1,364,806
Titan International, Inc.(a)	11,187	117,240
Toro Co.	27,987	3,111,035
Trinity Industries, Inc.	20,182	491,634
Wabash National Corp.	12,574	309,195
Watts Water Technologies, Inc., Class A	7,026	1,182,616
Westinghouse Air Brake Technologies Corp.	48,362	4,887,464
Xylem, Inc.	48,043	5,030,102

		216,016,505

Marine Transportation — 0.0%
Costamare, Inc.	18,033	169,690
Eagle Bulk Shipping, Inc.	3,012	137,046
Genco Shipping & Trading Ltd.	9,062	141,911
Golden Ocean Group Ltd.	30,205	287,552
Kirby Corp.(a)	15,680	1,092,896
Matson, Inc.	10,957	653,804

		2,482,899

Media — 0.9%
Altice U.S.A., Inc., Class A(a)	58,904	201,452
AMC Networks, Inc., Class A(a)	7,641	134,329
Boston Omaha Corp., Class A(a)(b)	4,951	117,190
Cable One, Inc.	1,628	1,142,856
Charter Communications, Inc., Class A(a)	28,113	10,053,490
Clear Channel Outdoor Holdings, Inc.(a)	98,790	118,548
Comcast Corp., Class A	1,115,348	42,282,843
Daily Journal Corp.(a)	396	112,844
DISH Network Corp., Class A(a)(b)	66,612	621,490
Entravision Communications Corp., Class A	23,462	141,945
EW Scripps Co., Class A, NVS(a)	13,710	129,011
Fox Corp., Class A, NVS	77,918	2,653,108
Fox Corp., Class B	37,079	1,160,943
Gannett Co., Inc.(a)	60,605	113,331
Gray Television, Inc.	21,533	187,768
iHeartMedia, Inc., Class A(a)	28,363	110,616
Integral Ad Science Holding Corp.(a)	10,108	144,241

Security	Shares	Value

Media (continued)
Interpublic Group of Cos., Inc.	104,491	$3,891,245
John Wiley & Sons, Inc., Class A	12,338	478,344
Liberty Broadband Corp., Class A(a)(b)	5,333	437,946
Liberty Broadband Corp., Class C, NVS(a)	31,365	2,562,521
Liberty Media Corp. - Liberty SiriusXM, Class A(a)(b)	18,943	532,109
Liberty Media Corp. - Liberty SiriusXM, Class C, NVS(a)	40,361	1,129,704
Magnite, Inc.(a)(b)	34,024	315,062
New York Times Co., Class A	43,708	1,699,367
News Corp., Class A, NVS	103,967	1,795,510
News Corp., Class B	31,536	549,672
Nexstar Media Group, Inc., Class A	9,961	1,719,866
Omnicom Group, Inc.	53,042	5,003,982
Paramount Global, Class B, NVS	152,972	3,412,805
PubMatic, Inc., Class A(a)(b)	11,372	157,161
Quotient Technology, Inc.(a)	27,771	91,089
Scholastic Corp., NVS	6,949	237,795
Sinclair Broadcast Group, Inc., Class A	11,917	204,496
Sirius XM Holdings, Inc.(b)	195,439	775,893
Stagwell, Inc.(a)(b)	18,709	138,821
TechTarget, Inc.(a)(b)	7,385	266,746
TEGNA, Inc.	55,919	945,590
Thryv Holdings, Inc.(a)	6,663	153,649
Trade Desk, Inc., Class A(a)(b)	116,036	7,067,753
WideOpenWest, Inc.(a)(b)	14,857	157,930

		93,151,061

Metals & Mining — 0.6%
5E Advanced Materials, Inc.(a)	10,839	58,747
Alcoa Corp.	48,689	2,072,204
Alpha Metallurgical Resources, Inc.	4,505	702,780
Arconic Corp.(a)	26,316	690,269
ATI, Inc.(a)(b)	32,891	1,297,879
Carpenter Technology Corp.	13,396	599,605
Century Aluminum Co.(a)	15,311	153,110
Cleveland-Cliffs, Inc.(a)	136,779	2,507,159
Coeur Mining, Inc.(a)	64,839	258,708
Commercial Metals Co.	31,753	1,552,722
Compass Minerals International, Inc.	9,018	309,227
Constellium SE(a)	30,530	466,498
Freeport-McMoRan, Inc.	378,749	15,494,622
Haynes International, Inc.	3,755	188,088
Hecla Mining Co.(b)	144,980	917,723
Ivanhoe Electric, Inc.(a)	12,303	149,482
Kaiser Aluminum Corp.	4,355	325,014
Materion Corp.	5,022	582,552
MP Materials Corp., Class A(a)(b)	23,823	671,570
Newmont Corp.	212,667	10,424,936
Novagold Resources, Inc.(a)	65,594	407,995
Nucor Corp.	68,264	10,544,740
Olympic Steel, Inc.	2,534	132,300
Piedmont Lithium, Inc.(a)(b)	4,883	293,224
Reliance Steel & Aluminum Co.	15,443	3,964,836
Royal Gold, Inc.	17,938	2,326,738
Ryerson Holding Corp.	5,022	182,700
Schnitzer Steel Industries, Inc., Class A	6,252	194,437
Southern Copper Corp.	22,177	1,690,996
SSR Mining, Inc.	53,198	804,354
Steel Dynamics, Inc.	44,182	4,995,217
SunCoke Energy, Inc.	26,356	236,677
TimkenSteel Corp.(a)	10,063	184,555
Tredegar Corp.	11,430	104,356

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
United States Steel Corp.	59,359	$1,549,270
Warrior Met Coal, Inc.	12,514	459,389
Worthington Industries, Inc.	9,436	610,037

		68,104,716

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AFC Gamma, Inc.	6,405	77,885
AGNC Investment Corp.	151,405	1,526,162
Annaly Capital Management, Inc.	124,045	2,370,500
Apollo Commercial Real Estate Finance, Inc.	41,209	383,656
Arbor Realty Trust, Inc.	41,720	479,363
Ares Commercial Real Estate Corp.	11,119	101,072
ARMOUR Residential REIT, Inc.	49,142	257,996
Blackstone Mortgage Trust, Inc., Class A	42,673	761,713
BrightSpire Capital, Inc., Class A	23,558	138,992
Broadmark Realty Capital, Inc.	36,510	171,597
Chimera Investment Corp.	60,231	339,703
Claros Mortgage Trust, Inc.	23,529	274,113
Dynex Capital, Inc.	8,729	105,795
Ellington Financial, Inc.	13,771	168,144
Franklin BSP Realty Trust, Inc.	22,021	262,711
Granite Point Mortgage Trust, Inc.	16,042	79,568
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	22,985	657,371
Invesco Mortgage Capital, Inc.	8,714	96,638
KKR Real Estate Finance Trust, Inc.	15,992	182,149
Ladder Capital Corp., Class A	28,069	265,252
MFA Financial, Inc.	29,882	296,429
New York Mortgage Trust, Inc.	24,480	243,821
Orchid Island Capital, Inc.	11,938	128,095
PennyMac Mortgage Investment Trust	23,801	293,466
Ready Capital Corp.	21,495	218,604
Redwood Trust, Inc.	31,709	213,719
Rithm Capital Corp.	113,088	904,704
Starwood Property Trust, Inc.	75,478	1,335,206
TPG RE Finance Trust, Inc.	14,931	108,399
Two Harbors Investment Corp.	24,088	354,334

		12,797,157

Multi-Utilities — 0.7%
Ameren Corp.	68,624	5,928,427
Avista Corp.	18,236	774,118
Black Hills Corp.	17,609	1,111,128
CenterPoint Energy, Inc.	167,063	4,921,676
CMS Energy Corp.	77,724	4,770,699
Consolidated Edison, Inc.	94,705	9,060,427
Dominion Energy, Inc.	222,516	12,440,870
DTE Energy Co.	51,285	5,617,759
NiSource, Inc.	106,864	2,987,918
NorthWestern Corp.	15,555	900,012
Public Service Enterprise Group, Inc.	133,272	8,322,836
Sempra Energy	83,485	12,619,593
Unitil Corp.	3,429	195,590
WEC Energy Group, Inc.	84,081	7,970,038

		77,621,091

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.	45,895	5,763,953
Boston Properties, Inc.	41,763	2,260,214
Brandywine Realty Trust	50,370	238,250
City Office REIT, Inc.	13,001	89,707
Corporate Office Properties Trust	29,830	707,269
Cousins Properties, Inc.	39,890	852,848
Douglas Emmett, Inc.	45,071	555,726

Security	Shares	Value

Office REITs (continued)
Easterly Government Properties, Inc.	25,580	$351,469
Equity Commonwealth	27,990	579,673
Franklin Street Properties Corp.	36,281	56,961
Highwoods Properties, Inc.	27,148	629,562
Hudson Pacific Properties, Inc.	40,963	272,404
JBG SMITH Properties	28,765	433,201
Kilroy Realty Corp.	31,110	1,007,964
Office Properties Income Trust	12,742	156,727
Orion Office REIT, Inc.	14,444	96,775
Paramount Group, Inc.	47,069	214,635
Piedmont Office Realty Trust, Inc., Class A	33,998	248,185
Postal Realty Trust, Inc., Class A	3,870	58,901
SL Green Realty Corp.(b)	16,856	396,453
Vornado Realty Trust	47,438	729,122

		15,699,999

Oil, Gas & Consumable Fuels — 4.2%
Amplify Energy Corp.(a)	12,533	86,102
Antero Midstream Corp.	89,193	935,635
Antero Resources Corp.(a)	77,230	1,783,241
APA Corp.	86,694	3,126,186
Arch Resources, Inc.	4,041	531,230
Ardmore Shipping Corp.	13,338	198,336
Berry Corp.	23,041	180,872
California Resources Corp.	19,472	749,672
Callon Petroleum Co.(a)(b)	12,962	433,449
Cheniere Energy, Inc.	66,655	10,504,828
Chesapeake Energy Corp.	31,971	2,431,075
Chevron Corp.	515,674	84,137,370
Chord Energy Corp.	11,223	1,510,616
Civitas Resources, Inc.	19,441	1,328,598
Clean Energy Fuels Corp.(a)	41,917	182,758
CNX Resources Corp.(a)(b)	44,642	715,165
Comstock Resources, Inc.	22,464	242,387
ConocoPhillips	326,317	32,373,910
CONSOL Energy, Inc.	9,620	560,557
Coterra Energy, Inc.	208,477	5,116,026
Crescent Energy Co., Class A	10,020	113,326
CVR Energy, Inc.	7,555	247,653
Delek U.S. Holdings, Inc.	19,215	440,984
Denbury, Inc.(a)	13,907	1,218,670
Devon Energy Corp.	173,159	8,763,577
DHT Holdings, Inc.	31,369	339,099
Diamondback Energy, Inc.	47,831	6,465,316
Dorian LPG Ltd.	9,471	188,852
DT Midstream, Inc.	25,152	1,241,754
Earthstone Energy, Inc., Class A(a)(b)	8,930	116,179
Energy Fuels, Inc.(a)(b)	39,744	221,771
Enviva, Inc.	7,876	227,459
EOG Resources, Inc.	156,273	17,913,574
EQT Corp.	96,881	3,091,473
Equitrans Midstream Corp.	112,001	647,366
Excelerate Energy, Inc., Class A	4,879	108,021
Exxon Mobil Corp.	1,098,788	120,493,092
FLEX LNG Ltd.	7,261	243,824
Frontline PLC	33,739	558,718
Gevo, Inc.(a)(b)	53,319	82,111
Golar LNG Ltd.(a)	25,052	541,123
Green Plains, Inc.(a)	9,493	294,188
Gulfport Energy Corp.(a)(b)	2,953	236,240
Hess Corp.	74,813	9,900,752
HF Sinclair Corp.	35,811	1,732,536
International Seaways, Inc.	13,424	559,512

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	531,264	$9,302,433
Kinetik Holdings, Inc.	4,913	153,777
Kosmos Energy Ltd.(a)	124,472	926,072
Magnolia Oil & Gas Corp., Class A	48,428	1,059,605
Marathon Oil Corp.	168,045	4,026,358
Marathon Petroleum Corp.	121,178	16,338,430
Matador Resources Co.	30,083	1,433,455
Murphy Oil Corp.	38,085	1,408,383
New Fortress Energy, Inc., Class A	15,218	447,866
Nordic American Tankers Ltd.	51,634	204,471
Northern Oil & Gas, Inc.	17,587	533,765
Occidental Petroleum Corp.(b)	210,895	13,166,175
ONEOK, Inc.	119,024	7,562,785
Ovintiv, Inc.	65,556	2,365,260
Par Pacific Holdings, Inc.(a)(b)	11,798	344,502
PBF Energy, Inc., Class A	31,433	1,362,935
PDC Energy, Inc.	23,455	1,505,342
Peabody Energy Corp.(a)(b)	30,597	783,283
Permian Resources Corp.	62,253	653,656
PetroCorp Escrow(a)(d)	1,248	—
Phillips 66	124,180	12,589,368
Pioneer Natural Resources Co.	63,206	12,909,193
Range Resources Corp.	62,474	1,653,687
Ranger Oil Corp., Class A	6,257	255,536
REX American Resources Corp.(a)	4,604	131,628
Riley Exploration Permian, Inc.	3,314	126,131
Scorpio Tankers, Inc.	12,820	721,894
SFL Corp. Ltd.	36,084	342,798
SilverBow Resources, Inc.(a)	3,093	70,675
Sitio Royalties Corp., Class A	19,181	433,491
SM Energy Co.	31,948	899,656
Southwestern Energy Co.(a)	296,275	1,481,375
Talos Energy, Inc.(a)	18,409	273,189
Targa Resources Corp.	60,593	4,420,259
Teekay Corp.(a)(b)	22,022	136,096
Teekay Tankers Ltd., Class A(a)	6,420	275,611
Tellurian, Inc.(a)(b)	139,735	171,874
Texas Pacific Land Corp.	1,495	2,543,025
Uranium Energy Corp.(a)(b)	86,886	250,232
Ur-Energy, Inc.(a)(b)	92,421	97,966
VAALCO Energy, Inc.	27,961	126,663
Valero Energy Corp.	102,033	14,243,807
Vertex Energy, Inc.(a)(b)	15,844	156,539
Vital Energy, Inc.(a)	4,680	213,127
Vitesse Energy, Inc.	6,379	121,392
W&T Offshore, Inc.(a)(b)	33,221	168,763
Williams Cos., Inc.	326,170	9,739,436
World Fuel Services Corp.	17,787	454,458

		451,701,605

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	4,528	151,326
Louisiana-Pacific Corp.	18,382	996,488
Sylvamo Corp.	9,399	434,798

		1,582,612

Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a)	32,674	1,371,001
Allegiant Travel Co.(a)	3,675	338,027
American Airlines Group, Inc.(a)	174,783	2,578,049
Blade Air Mobility, Inc., Class A(a)	23,467	79,318
Copa Holdings SA, Class A, NVS(b)	8,172	754,684
Delta Air Lines, Inc.(a)	170,815	5,964,860
Frontier Group Holdings, Inc.(a)(b)	9,833	96,757

Security	Shares	Value

Passenger Airlines (continued)
Hawaiian Holdings, Inc.(a)	14,243	$130,466
JetBlue Airways Corp.(a)	82,558	601,022
Joby Aviation, Inc.(a)(b)	69,932	303,505
SkyWest, Inc.(a)	14,042	311,311
Southwest Airlines Co.	157,127	5,112,913
Spirit Airlines, Inc.	26,652	457,615
Sun Country Airlines Holdings, Inc.(a)	6,778	138,949
United Airlines Holdings, Inc.(a)	86,506	3,827,890

		22,066,367

Personal Care Products — 0.2%
Beauty Health Co., Class A(a)	24,187	305,482
BellRing Brands, Inc.(a)	35,573	1,209,482
Coty, Inc., Class A(a)(b)	89,677	1,081,505
Edgewell Personal Care Co.	15,159	643,045
elf Beauty, Inc.(a)	12,220	1,006,317
Estee Lauder Cos., Inc., Class A	61,384	15,128,701
Herbalife Nutrition Ltd.(a)	28,398	457,208
Inter Parfums, Inc.	5,044	717,458
Medifast, Inc.	3,200	331,744
Nu Skin Enterprises, Inc., Class A	11,889	467,356
Olaplex Holdings, Inc.(a)	34,623	147,840
USANA Health Sciences, Inc.(a)	3,624	227,950
Veru, Inc.(a)(b)	16,562	19,212

		21,743,300

Pharmaceuticals — 3.8%
Aclaris Therapeutics, Inc.(a)(b)	17,902	144,827
Amneal Pharmaceuticals, Inc.(a)(b)	54,985	76,429
Amphastar Pharmaceuticals, Inc.(a)	10,488	393,300
Amylyx Pharmaceuticals, Inc.(a)	13,677	401,283
ANI Pharmaceuticals, Inc.(a)	3,200	127,104
Arvinas, Inc.(a)(b)	11,661	318,579
Atea Pharmaceuticals, Inc.(a)(b)	18,257	61,161
Axsome Therapeutics, Inc.(a)(b)	8,472	522,553
Bristol-Myers Squibb Co.	567,845	39,357,337
Cara Therapeutics, Inc.(a)	12,351	60,643
Cassava Sciences, Inc.(a)(b)	9,990	240,959
Catalent, Inc.(a)	47,495	3,120,896
Collegium Pharmaceutical, Inc.(a)	9,456	226,849
Corcept Therapeutics, Inc.(a)(b)	23,051	499,285
DICE Therapeutics, Inc.(a)(b)	9,562	273,951
Edgewise Therapeutics, Inc.(a)(b)	12,533	83,595
Elanco Animal Health, Inc.(a)	118,186	1,110,948
Eli Lilly & Co.	224,665	77,154,454
Esperion Therapeutics, Inc.(a)(b)	16,699	26,551
Evolus, Inc.(a)	11,582	97,984
Fulcrum Therapeutics, Inc.(a)	18,691	53,269
Harmony Biosciences Holdings, Inc.(a)	7,401	241,643
Innoviva, Inc.(a)	18,560	208,800
Intra-Cellular Therapies, Inc.(a)	24,446	1,323,751
Jazz Pharmaceuticals PLC(a)	16,482	2,411,811
Johnson & Johnson	701,718	108,766,290
Ligand Pharmaceuticals, Inc.(a)	3,911	287,693
Liquidia Corp.(a)	21,435	148,116
Merck & Co., Inc.	674,500	71,760,055
Nektar Therapeutics(a)	45,251	31,807
NGM Biopharmaceuticals, Inc.(a)(b)	20,493	83,611
Nuvation Bio, Inc.(a)	46,571	77,308
Ocular Therapeutix, Inc.(a)	27,259	143,655
Organon & Co.	68,392	1,608,580
Pacira BioSciences, Inc.(a)	11,838	483,109
Perrigo Co. PLC	37,023	1,328,015
Pfizer, Inc.	1,506,992	61,485,274

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Phibro Animal Health Corp., Class A	3,823	$58,568
Prestige Consumer Healthcare, Inc.(a)	13,659	855,463
Provention Bio, Inc.(a)	15,527	374,201
Reata Pharmaceuticals, Inc., Class A(a)	7,353	668,535
Relmada Therapeutics, Inc.(a)(b)	14,493	32,754
Revance Therapeutics, Inc.(a)	22,316	718,798
Royalty Pharma PLC, Class A	97,994	3,530,724
Scilex Holding Co. (Acquired 01/13/23, Cost $96,475)(a)(b)(e)	19,104	154,869
SIGA Technologies, Inc.	12,144	69,828
Supernus Pharmaceuticals, Inc.(a)(b)	13,130	475,700
Tarsus Pharmaceuticals, Inc.(a)	9,335	117,341
Theravance Biopharma, Inc.(a)(b)	15,424	167,350
Ventyx Biosciences, Inc.(a)(b)	7,019	235,137
Viatris, Inc.	320,464	3,082,864
Xeris Biopharma Holdings, Inc.(a)	64,131	104,534
Zoetis, Inc., Class A	125,217	20,841,118

		406,229,259

Professional Services — 1.0%
Alight, Inc., Class A(a)(b)	101,896	938,462
ASGN, Inc.(a)	13,333	1,102,239
Automatic Data Processing, Inc.	111,409	24,802,986
Barrett Business Services, Inc.	1,745	154,677
Booz Allen Hamilton Holding Corp., Class A	35,479	3,288,548
Broadridge Financial Solutions, Inc.	30,771	4,510,105
CACI International, Inc., Class A(a)	6,075	1,799,901
CBIZ, Inc.(a)	13,592	672,668
Clarivate PLC(a)(b)	123,338	1,158,144
Concentrix Corp.	11,200	1,361,360
Conduent, Inc.(a)	41,224	141,398
CoStar Group, Inc.(a)	107,041	7,369,773
CRA International, Inc.	1,737	187,283
CSG Systems International, Inc.	8,364	449,147
Dun & Bradstreet Holdings, Inc.	67,850	796,559
Equifax, Inc.	32,433	6,578,710
ExlService Holdings, Inc.(a)	8,743	1,414,880
Exponent, Inc.	13,424	1,338,239
First Advantage Corp.(a)(b)	15,083	210,559
Forrester Research, Inc.(a)	3,639	117,722
Franklin Covey Co.(a)	4,383	168,614
FTI Consulting, Inc.(a)(b)	8,723	1,721,484
Genpact Ltd.	47,242	2,183,525
Heidrick & Struggles International, Inc.	4,465	135,557
HireRight Holdings Corp.(a)(b)	8,458	89,739
Huron Consulting Group, Inc.(a)	5,796	465,825
ICF International, Inc.	4,865	533,690
Insperity, Inc.	9,426	1,145,730
Jacobs Solutions, Inc.	33,472	3,933,295
KBR, Inc.	36,492	2,008,885
Kelly Services, Inc., Class A, NVS	10,105	167,642
Kforce, Inc.	5,065	320,311
Korn Ferry	14,178	733,570
Legalzoom.com, Inc.(a)(b)	25,191	236,292
Leidos Holdings, Inc.	35,731	3,289,396
ManpowerGroup, Inc.	13,931	1,149,725
Maximus, Inc.	16,460	1,295,402
NV5 Global, Inc.(a)	3,690	383,649
Paychex, Inc.	86,054	9,860,928
Planet Labs PBC, Class A(a)(b)	44,904	176,473
Resources Connection, Inc.	10,727	183,003
Robert Half International, Inc.	28,385	2,286,979
Science Applications International Corp.	14,621	1,571,173

Security	Shares	Value

Professional Services (continued)
SS&C Technologies Holdings, Inc.	58,952	$3,329,019
Sterling Check Corp.(a)(b)	5,933	66,153
TransUnion	52,024	3,232,771
TriNet Group, Inc.(a)(b)	10,368	835,764
TrueBlue, Inc.(a)	10,009	178,160
TTEC Holdings, Inc.	4,671	173,901
Upwork, Inc.(a)	30,482	345,056
Verisk Analytics, Inc.	41,371	7,937,440
Verra Mobility Corp., Class A(a)	37,279	630,761

		109,163,272

Real Estate Management & Development — 0.1%
Anywhere Real Estate, Inc.(a)	31,577	166,727
CBRE Group, Inc., Class A(a)	84,395	6,144,800
Compass, Inc., Class A(a)	75,010	242,282
Cushman & Wakefield PLC(a)(b)	39,856	420,082
DigitalBridge Group, Inc.	41,988	503,436
Douglas Elliman, Inc.	25,654	79,784
eXp World Holdings, Inc.	16,255	206,276
Forestar Group, Inc.(a)	6,608	102,820
FRP Holdings, Inc.(a)	2,524	146,089
Howard Hughes Corp.(a)(b)	9,694	775,520
Jones Lang LaSalle, Inc.(a)	12,741	1,853,688
Kennedy-Wilson Holdings, Inc.	31,753	526,782
Marcus & Millichap, Inc.	5,899	189,417
Newmark Group, Inc., Class A	41,727	295,427
Opendoor Technologies, Inc.(a)(b)	118,556	208,659
RE/MAX Holdings, Inc., Class A	5,450	102,242
Redfin Corp.(a)	27,091	245,444
RMR Group, Inc., Class A	4,144	108,739
St. Joe Co.(b)	8,431	350,814
Tejon Ranch Co.(a)	8,456	154,491
WeWork, Inc., Class A(a)(b)	38,275	29,751
Zillow Group, Inc., Class A(a)	15,910	695,267
Zillow Group, Inc., Class C, NVS(a)(b)	42,284	1,880,370

		15,428,907

Residential REITs — 0.4%
American Homes 4 Rent, Class A	82,248	2,586,700
Apartment Income REIT Corp.	40,282	1,442,498
Apartment Investment & Management Co., Class A	40,370	310,445
AvalonBay Communities, Inc.	37,486	6,299,897
Bluerock Homes Trust, Inc., Class A(a)(b)	3,896	77,219
Camden Property Trust	27,721	2,906,270
Centerspace	4,672	255,231
Elme Communities	24,179	431,837
Equity LifeStyle Properties, Inc.	46,905	3,148,733
Equity Residential	98,154	5,889,240
Essex Property Trust, Inc.	17,242	3,605,992
Independence Realty Trust, Inc.	58,016	929,996
Invitation Homes, Inc.	163,631	5,110,196
Mid-America Apartment Communities, Inc.	30,314	4,578,627
NexPoint Residential Trust, Inc.	6,215	271,409
Sun Communities, Inc.	32,244	4,542,535
UDR, Inc.	88,383	3,629,006
UMH Properties, Inc.	15,648	231,434
Veris Residential, Inc.(a)	24,207	354,390

		46,601,655

Retail REITs — 0.4%
Acadia Realty Trust	24,793	345,862
Agree Realty Corp.	23,106	1,585,303
Alexander’s, Inc.	557	107,919

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Brixmor Property Group, Inc.	80,354	$1,729,218
CBL & Associates Properties, Inc.	8,990	230,504
Federal Realty Investment Trust	21,207	2,095,888
Getty Realty Corp.	8,694	313,245
InvenTrust Properties Corp.	18,561	434,327
Kimco Realty Corp.	161,718	3,158,352
Kite Realty Group Trust	55,465	1,160,328
Macerich Co.	58,281	617,779
National Retail Properties, Inc.	48,834	2,156,021
Necessity Retail REIT, Inc., Class A	28,707	180,280
NETSTREIT Corp.	15,984	292,187
Phillips Edison & Co., Inc.	29,913	975,762
Realty Income Corp.	166,507	10,543,223
Regency Centers Corp.	45,091	2,758,667
Retail Opportunity Investments Corp.	29,088	406,068
RPT Realty	19,564	186,054
Saul Centers, Inc.	3,202	124,878
Simon Property Group, Inc.	86,415	9,675,888
SITE Centers Corp.	48,242	592,412
Spirit Realty Capital, Inc.	37,843	1,507,665
Tanger Factory Outlet Centers, Inc.	29,000	569,270
Urban Edge Properties	30,285	456,092
Urstadt Biddle Properties, Inc., Class A	9,274	162,944
Whitestone REIT	15,779	145,167

		42,511,303

Semiconductors & Semiconductor Equipment — 5.7%
ACM Research, Inc., Class A(a)(b)	16,012	187,340
Advanced Micro Devices, Inc.(a)	430,654	42,208,399
Allegro MicroSystems, Inc.(a)	19,292	925,823
Alpha & Omega Semiconductor Ltd.(a)	6,389	172,184
Ambarella, Inc.(a)	9,273	717,916
Amkor Technology, Inc.	29,060	756,141
Analog Devices, Inc.	134,639	26,553,504
Applied Materials, Inc.	224,151	27,532,467
Axcelis Technologies, Inc.(a)	8,158	1,087,054
AXT, Inc.(a)(b)	22,347	88,941
Broadcom, Inc.	105,310	67,560,577
CEVA, Inc.(a)	5,669	172,508
Cirrus Logic, Inc.(a)	14,357	1,570,369
Cohu, Inc.(a)	11,114	426,666
Credo Technology Group Holding Ltd.(a)(b)	29,021	273,378
Diodes, Inc.(a)(b)	12,155	1,127,498
Enphase Energy, Inc.(a)	35,094	7,379,566
Entegris, Inc.	39,936	3,275,151
First Solar, Inc.(a)	28,478	6,193,965
FormFactor, Inc.(a)(b)	20,439	650,982
GLOBALFOUNDRIES, Inc.(a)(b)	16,421	1,185,268
Ichor Holdings Ltd.(a)	7,333	240,082
Impinj, Inc.(a)(b)	5,704	773,006
indie Semiconductor, Inc., Class A(a)	32,832	346,378
Intel Corp.	1,103,466	36,050,234
KLA Corp.	37,020	14,777,273
Kulicke & Soffa Industries, Inc.	15,097	795,461
Lam Research Corp.	36,038	19,104,465
Lattice Semiconductor Corp.(a)	35,443	3,384,806
MACOM Technology Solutions Holdings, Inc.(a)	14,638	1,036,956
Marvell Technology, Inc.	226,139	9,791,819
MaxLinear, Inc.(a)	18,778	661,173
Microchip Technology, Inc.	141,708	11,872,296
Micron Technology, Inc.	288,546	17,410,866
MKS Instruments, Inc.(b)	15,536	1,376,800
Monolithic Power Systems, Inc.	12,157	6,085,065

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	630,827	$175,224,816
ON Semiconductor Corp.(a)	115,333	9,494,213
Onto Innovation, Inc.(a)	13,591	1,194,377
PDF Solutions, Inc.(a)	7,558	320,459
Photronics, Inc.(a)	16,263	269,641
Power Integrations, Inc.	15,657	1,325,208
Qorvo, Inc.(a)	26,150	2,656,055
QUALCOMM, Inc.	298,762	38,116,056
Rambus, Inc.(a)	27,391	1,404,063
Semtech Corp.(a)	17,050	411,587
Silicon Laboratories, Inc.(a)	8,379	1,467,079
SiTime Corp.(a)	4,307	612,585
Skyworks Solutions, Inc.	42,176	4,975,924
SMART Global Holdings, Inc.(a)(b)	14,129	243,584
Synaptics, Inc.(a)	10,271	1,141,622
Teradyne, Inc.	42,157	4,532,299
Texas Instruments, Inc.	241,958	45,006,608
Ultra Clean Holdings, Inc.(a)	11,515	381,837
Universal Display Corp.	11,821	1,833,792
Veeco Instruments, Inc.(a)(b)	11,252	237,755
Wolfspeed, Inc.(a)(b)	32,672	2,122,046

		606,723,983

Software — 9.5%
8x8, Inc.(a)	28,145	117,365
A10 Networks, Inc.	14,940	231,421
ACI Worldwide, Inc.(a)	31,753	856,696
Adeia, Inc.	28,067	248,674
Adobe, Inc.(a)	121,910	46,980,457
Agilysys, Inc.(a)	5,009	413,293
Alarm.com Holdings, Inc.(a)	12,226	614,723
Alkami Technology, Inc.(a)	7,450	94,317
Altair Engineering, Inc., Class A(a)(b)	14,024	1,011,271
Alteryx, Inc., Class A(a)	15,537	914,197
American Software, Inc., Class A	8,823	111,258
Amplitude, Inc., Class A(a)(b)	17,238	214,441
ANSYS, Inc.(a)	23,248	7,736,934
Appfolio, Inc., Class A(a)	4,800	597,504
Appian Corp., Class A(a)	10,323	458,135
AppLovin Corp., Class A(a)(b)	59,697	940,228
Asana, Inc., Class A(a)	19,718	416,641
Aspen Technology, Inc.(a)	6,976	1,596,597
Atlassian Corp., Class A(a)(b)	38,875	6,654,234
Autodesk, Inc.(a)	57,921	12,056,835
AvePoint, Inc., Class A(a)(b)	39,298	161,908
Bentley Systems, Inc., Class B(b)	45,647	1,962,365
BILL Holdings, Inc.(a)(b)	25,867	2,098,848
Black Knight, Inc.(a)	41,052	2,362,953
Blackbaud, Inc.(a)	12,866	891,614
Blackline, Inc.(a)	14,904	1,000,804
Blend Labs, Inc., Class A(a)(b)	60,275	60,046
Box, Inc., Class A(a)	37,484	1,004,196
C3.ai, Inc., Class A(a)(b)	15,644	525,169
Cadence Design Systems, Inc.(a)	72,487	15,228,794
CCC Intelligent Solutions Holdings, Inc.(a)(b)	46,241	414,782
Cerence, Inc.(a)	9,944	279,327
Ceridian HCM Holding, Inc.(a)(b)	37,341	2,734,108
Clear Secure, Inc., Class A	16,650	435,730
CommVault Systems, Inc.(a)	11,165	633,502
Confluent, Inc., Class A(a)	33,767	812,772
Consensus Cloud Solutions, Inc.(a)	5,684	193,768
Couchbase, Inc.(a)(b)	9,435	132,656
Crowdstrike Holdings, Inc., Class A(a)(b)	57,545	7,898,627

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
CS Disco, Inc.(a)	9,723	$64,561
Cvent Holding Corp.(a)(b)	12,186	101,875
Datadog, Inc., Class A(a)	70,335	5,110,541
Digimarc Corp.(a)	5,308	104,302
Digital Turbine, Inc.(a)(b)	22,649	279,942
DocuSign, Inc.(a)	52,628	3,068,212
Dolby Laboratories, Inc., Class A	15,525	1,326,145
Domo, Inc., Class B(a)	6,907	98,010
DoubleVerify Holdings, Inc.(a)	22,862	689,289
Dropbox, Inc., Class A(a)	70,163	1,516,924
Dynatrace, Inc.(a)	56,858	2,405,093
E2open Parent Holdings, Inc., Class A(a)	53,945	313,960
Ebix, Inc.	6,822	89,982
Elastic NV(a)	21,316	1,234,196
Enfusion, Inc., Class A(a)	8,078	84,819
EngageSmart, Inc.(a)	11,604	223,377
Envestnet, Inc.(a)(b)	14,382	843,792
Everbridge, Inc.(a)	9,648	334,496
EverCommerce, Inc.(a)	11,363	120,221
Fair Isaac Corp.(a)	6,503	4,569,593
Five9, Inc.(a)	19,424	1,404,161
ForgeRock, Inc., Class A(a)(b)	9,323	192,054
Fortinet, Inc.(a)	171,974	11,429,392
Gen Digital, Inc.	146,607	2,515,776
Guidewire Software, Inc.(a)	21,853	1,793,039
HubSpot, Inc.(a)	12,297	5,272,339
Informatica, Inc., Class A(a)(b)	8,811	144,500
Instructure Holdings, Inc.(a)(b)	5,218	135,146
Intapp, Inc.(a)	4,098	183,754
InterDigital, Inc.(b)	8,910	649,539
Intuit, Inc.	73,476	32,757,805
Jamf Holding Corp.(a)	17,996	349,482
LivePerson, Inc.(a)	16,556	73,012
LiveRamp Holdings, Inc.(a)	16,697	366,165
Manhattan Associates, Inc.(a)	16,532	2,559,980
Marathon Digital Holdings, Inc.(a)(b)	27,502	239,817
Matterport, Inc.(a)	65,431	178,627
MeridianLink, Inc.(a)(b)	6,056	104,769
Microsoft Corp.	1,995,073	575,179,546
MicroStrategy, Inc., Class A(a)(b)	2,548	744,831
Mitek Systems, Inc.(a)	10,975	105,250
Model N, Inc.(a)(b)	9,649	322,952
Momentive Global, Inc.(a)	32,109	299,256
N-able, Inc.(a)	17,985	237,402
nCino, Inc.(a)(b)	20,406	505,661
NCR Corp.(a)	33,595	792,506
New Relic, Inc.(a)	13,785	1,037,873
Nutanix, Inc., Class A(a)	60,938	1,583,779
Olo, Inc., Class A(a)(b)	26,776	218,492
ON24, Inc.(a)	15,162	132,819
OneSpan, Inc.(a)	11,005	192,587
Oracle Corp.	407,560	37,870,475
PagerDuty, Inc.(a)	21,253	743,430
Palantir Technologies, Inc., Class A(a)(b)	495,405	4,186,172
Palo Alto Networks, Inc.(a)(b)	79,489	15,877,133
Paycom Software, Inc.(a)	13,548	4,118,727
Paycor HCM, Inc.(a)(b)	17,034	451,742
Paylocity Holding Corp.(a)	10,436	2,074,468
Pegasystems, Inc.	10,991	532,844
Porch Group, Inc.(a)	31,979	45,730
PowerSchool Holdings, Inc., Class A(a)	11,286	223,689
Procore Technologies, Inc.(a)	18,101	1,133,666

Security	Shares	Value

Software (continued)
Progress Software Corp.	11,758	$675,497
PROS Holdings, Inc.(a)	11,803	323,402
PTC, Inc.(a)	28,090	3,601,981
Q2 Holdings, Inc.(a)	14,814	364,721
Qualys, Inc.(a)(b)	10,008	1,301,240
Rapid7, Inc.(a)	15,199	697,786
RingCentral, Inc., Class A(a)	24,451	749,912
Riot Platforms, Inc.(a)(b)	40,626	405,854
Roper Technologies, Inc.	28,044	12,358,710
Salesforce, Inc.(a)	256,605	51,264,547
Sapiens International Corp. NV	6,886	149,564
SentinelOne, Inc., Class A(a)	50,885	832,479
ServiceNow, Inc.(a)	54,219	25,196,654
Smartsheet, Inc., Class A(a)	34,494	1,648,813
SolarWinds Corp.(a)	12,307	105,840
SoundThinking, Inc.(a)(b)	2,883	113,360
Splunk, Inc.(a)	43,271	4,148,823
Sprout Social, Inc., Class A(a)(b)	11,640	708,643
SPS Commerce, Inc.(a)	9,835	1,497,870
Sumo Logic, Inc.(a)	35,080	420,258
Synopsys, Inc.(a)	40,789	15,754,751
Telos Corp.(a)	12,342	31,225
Tenable Holdings, Inc.(a)	28,887	1,372,421
Teradata Corp.(a)	26,335	1,060,774
Tyler Technologies, Inc.(a)	11,073	3,926,929
UiPath, Inc., Class A(a)	100,079	1,757,387
Unity Software, Inc.(a)(b)	62,125	2,015,335
Varonis Systems, Inc.(a)	27,501	715,301
Verint Systems, Inc.(a)	17,794	662,649
VMware, Inc., Class A(a)	57,078	7,126,188
Workday, Inc., Class A(a)(b)	53,047	10,956,327
Workiva, Inc., Class A(a)	13,084	1,339,932
Xperi, Inc.(a)	12,417	135,718
Yext, Inc.(a)(b)	25,562	245,651
Zeta Global Holdings Corp., Class A(a)(b)	30,754	333,066
Zoom Video Communications, Inc., Class A(a)	65,339	4,824,632
Zscaler, Inc.(a)(b)	22,197	2,593,276
Zuora, Inc., Class A(a)	29,493	291,391

		1,014,345,814

Specialized REITs — 1.2%
American Tower Corp.	123,971	25,332,234
Crown Castle, Inc.	114,954	15,385,443
CubeSmart	58,804	2,717,921
Digital Realty Trust, Inc.	76,245	7,495,646
EPR Properties	20,701	788,708
Equinix, Inc.	24,534	17,689,995
Extra Space Storage, Inc.	35,563	5,794,280
Farmland Partners, Inc.	10,264	109,825
Four Corners Property Trust, Inc.	22,253	597,716
Gaming & Leisure Properties, Inc.	65,803	3,425,704
Gladstone Land Corp.	9,274	154,412
Iron Mountain, Inc.	77,815	4,117,192
Lamar Advertising Co., Class A	23,338	2,331,233
Life Storage, Inc.	22,313	2,925,011
National Storage Affiliates Trust	22,571	943,016
Outfront Media, Inc.	39,045	633,700
PotlatchDeltic Corp.	21,687	1,073,507
Public Storage	41,698	12,598,634
Rayonier, Inc.	37,817	1,257,793
Safehold, Inc.	8,977	263,650
SBA Communications Corp.	28,531	7,448,588
Uniti Group, Inc.	61,727	219,131

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
VICI Properties, Inc.	267,857	$8,737,495
Weyerhaeuser Co.	196,342	5,915,785

		127,956,619

Specialty Retail — 2.2%
1-800-Flowers.com, Inc., Class A(a)	10,740	123,510
Aaron’s Co., Inc.	9,848	95,132
Abercrombie & Fitch Co., Class A(a)	14,232	394,938
Academy Sports & Outdoors, Inc.	20,174	1,316,354
Advance Auto Parts, Inc.	15,609	1,898,211
American Eagle Outfitters, Inc.	38,915	523,018
America’s Car-Mart, Inc.(a)	1,958	155,093
Arko Corp., Class A	20,871	177,195
Asbury Automotive Group, Inc.(a)	5,933	1,245,930
AutoNation, Inc.(a)	9,004	1,209,777
AutoZone, Inc.(a)	4,966	12,207,173
Bath & Body Works, Inc.	61,339	2,243,781
Bed Bath & Beyond, Inc.(a)(b)	28,339	12,112
Best Buy Co., Inc.	52,005	4,070,431
Boot Barn Holdings, Inc.(a)	8,191	627,758
Buckle, Inc.	6,808	242,978
Build-A-Bear Workshop, Inc.	4,272	99,281
Burlington Stores, Inc.(a)	17,059	3,447,624
Caleres, Inc.	10,702	231,484
Camping World Holdings, Inc., Class A	10,927	228,046
CarMax, Inc.(a)(b)	42,739	2,747,263
CarParts.com, Inc.(a)	21,805	116,439
Carvana Co., Class A(a)(b)	30,679	300,347
Chico’s FAS, Inc.(a)	33,463	184,047
Children’s Place, Inc.(a)	3,249	130,772
Designer Brands, Inc., Class A	17,755	155,179
Destination XL Group, Inc.(a)	15,332	84,479
Dick’s Sporting Goods, Inc.	14,199	2,014,696
EVgo, Inc.(a)(b)	20,741	161,572
Five Below, Inc.(a)	14,649	3,017,255
Floor & Decor Holdings, Inc., Class A(a)(b)	26,785	2,630,823
Foot Locker, Inc.	20,846	827,378
Franchise Group, Inc.	7,656	208,626
GameStop Corp., Class A(a)(b)	71,338	1,642,201
Gap, Inc.	53,329	535,423
Genesco, Inc.(a)	3,200	118,016
Group 1 Automotive, Inc.	3,750	849,075
GrowGeneration Corp.(a)	28,115	96,153
Guess?, Inc.	9,577	186,368
Haverty Furniture Cos., Inc.	4,597	146,690
Hibbett, Inc.	4,201	247,775
Home Depot, Inc.	271,723	80,190,892
Leslie’s, Inc.(a)(b)	41,898	461,297
Lithia Motors, Inc., Class A	7,443	1,703,926
Lowe’s Cos., Inc.	161,247	32,244,563
MarineMax, Inc.(a)	5,430	156,113
Monro, Inc.	8,431	416,744
Murphy U.S.A., Inc.	5,550	1,432,178
National Vision Holdings, Inc.(a)	20,701	390,007
ODP Corp.(a)	11,830	532,113
OneWater Marine, Inc., Class A(a)	3,382	94,595
O’Reilly Automotive, Inc.(a)	16,432	13,950,439
Overstock.com, Inc.(a)	11,571	234,544
Penske Automotive Group, Inc.(b)	7,043	998,768
Petco Health & Wellness Co., Inc.(a)(b)	23,456	211,104
PetMed Express, Inc.	5,725	92,974
Revolve Group, Inc.(a)(b)	9,746	256,320
RH(a)(b)	4,807	1,170,745

Security	Shares	Value

Specialty Retail (continued)
Ross Stores, Inc.	91,129	$9,671,521
Sally Beauty Holdings, Inc.(a)	27,797	433,077
Shoe Carnival, Inc.	5,543	142,178
Signet Jewelers Ltd.	11,766	915,159
Sleep Number Corp.(a)	5,794	176,196
Sonic Automotive, Inc., Class A	5,589	303,706
Sportsman’s Warehouse Holdings, Inc.(a)	13,354	113,242
Stitch Fix, Inc., Class A(a)(b)	26,331	134,551
TJX Cos., Inc.	308,991	24,212,535
Tractor Supply Co.	29,487	6,930,624
TravelCenters of America, Inc.(a)	4,064	351,536
Ulta Beauty, Inc.(a)	13,345	7,281,966
Upbound Group, Inc.	12,640	309,806
Urban Outfitters, Inc.(a)	18,859	522,771
Victoria’s Secret & Co.(a)	21,247	725,585
Warby Parker, Inc., Class A(a)(b)	25,915	274,440
Wayfair, Inc., Class A(a)(b)	19,822	680,687
Williams-Sonoma, Inc.	17,697	2,153,017
Winmark Corp.	776	248,654
Zumiez, Inc.(a)	5,414	99,834

		237,168,810

Technology Hardware, Storage & Peripherals — 6.4%
Apple Inc.	4,007,325	660,807,892
Avid Technology, Inc.(a)(b)	10,820	346,024
Corsair Gaming, Inc.(a)(b)	10,236	187,831
Dell Technologies, Inc., Class C	63,104	2,537,412
Eastman Kodak Co.(a)(b)	20,075	82,307
Hewlett Packard Enterprise Co.	346,306	5,516,654
HP, Inc.	262,533	7,705,343
IonQ, Inc.(a)(b)	37,078	228,030
NetApp, Inc.	58,771	3,752,528
Pure Storage, Inc., Class A(a)(b)	75,057	1,914,704
Super Micro Computer, Inc.(a)	12,363	1,317,278
Western Digital Corp.(a)	85,367	3,215,775
Xerox Holdings Corp.	33,639	518,041

		688,129,819

Textiles, Apparel & Luxury Goods — 0.7%
Allbirds, Inc., Class A(a)	34,064	40,877
Capri Holdings Ltd.(a)	33,304	1,565,288
Carter’s, Inc.	9,844	707,980
Columbia Sportswear Co.	10,030	905,107
Crocs, Inc.(a)	16,354	2,067,800
Deckers Outdoor Corp.(a)	6,979	3,137,409
Ermenegildo Zegna NV	16,732	228,224
G-III Apparel Group Ltd.(a)	11,264	175,155
Hanesbrands, Inc.	95,318	501,373
Kontoor Brands, Inc.	14,169	685,638
Lululemon Athletica, Inc.(a)	29,490	10,739,963
Movado Group, Inc.	4,360	125,437
NIKE, Inc., Class B	320,757	39,337,639
Oxford Industries, Inc.	4,606	486,348
PVH Corp.	17,658	1,574,387
Ralph Lauren Corp., Class A	10,973	1,280,220
Skechers U.S.A., Inc., Class A(a)	35,054	1,665,766
Steven Madden Ltd.	22,224	800,064
Tapestry, Inc.	63,078	2,719,293
Under Armour, Inc., Class A(a)	50,343	477,755
Under Armour, Inc., Class C, NVS(a)	51,233	437,018
VF Corp.	92,637	2,122,314
Wolverine World Wide, Inc.	22,627	385,790

		72,166,845

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 0.6%
Altria Group, Inc.	478,429	$21,347,502
Philip Morris International, Inc.	413,164	40,180,199
Turning Point Brands, Inc.	6,111	128,331
Universal Corp.	6,664	352,459
Vector Group Ltd.	41,257	495,497

		62,503,988

Trading Companies & Distributors — 0.4%
Air Lease Corp., Class A	28,419	1,118,856
Alta Equipment Group, Inc., Class A	8,962	142,048
Applied Industrial Technologies, Inc.	9,886	1,405,097
Beacon Roofing Supply, Inc.(a)	14,298	841,437
BlueLinx Holdings, Inc.(a)	2,289	155,560
Boise Cascade Co.	9,649	610,299
Core & Main, Inc., Class A(a)(b)	21,052	486,301
Custom Truck One Source, Inc.(a)(b)	17,247	117,107
DXP Enterprises, Inc.(a)	5,424	146,014
Fastenal Co.	152,638	8,233,294
GATX Corp.	9,043	994,911
Global Industrial Co.	3,967	106,474
GMS, Inc.(a)	11,183	647,384
H&E Equipment Services, Inc.	8,156	360,740
Herc Holdings, Inc.	6,328	720,759
Hudson Technologies, Inc.(a)	11,357	99,147
McGrath RentCorp	6,161	574,883
MRC Global, Inc.(a)	23,378	227,234
MSC Industrial Direct Co., Inc., Class A	12,368	1,038,912
NOW, Inc.(a)	27,717	309,045
Rush Enterprises, Inc., Class A	10,335	564,291
Rush Enterprises, Inc., Class B	2,236	133,914
SiteOne Landscape Supply, Inc.(a)(b)	11,517	1,576,332
Textainer Group Holdings Ltd.	11,911	382,462
Titan Machinery, Inc.(a)	5,729	174,448
Transcat, Inc.(a)	1,405	125,593
Triton International Ltd.	16,877	1,066,964
United Rentals, Inc.	18,605	7,363,115
Univar Solutions, Inc.(a)	42,972	1,505,309
Veritiv Corp.	3,525	476,369
Watsco, Inc.(b)	8,878	2,824,625
WESCO International, Inc.	11,665	1,802,709
WW Grainger, Inc.	11,982	8,253,321
Xometry, Inc., Class A(a)(b)	9,490	142,065

		44,727,019

Water Utilities — 0.1%
American States Water Co.	10,219	908,367
American Water Works Co., Inc.	51,397	7,529,147
Artesian Resources Corp., Class A, NVS	2,961	163,921
California Water Service Group	13,333	775,981
Essential Utilities, Inc.	60,911	2,658,765
Middlesex Water Co.	5,085	397,240
SJW Group	7,686	585,135
York Water Co.	3,303	147,644

		13,166,200

Wireless Telecommunication Services — 0.2%
Gogo, Inc.(a)	10,826	156,977
Shenandoah Telecommunications Co.	13,333	253,594

Security	Shares	Value

Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc.	27,633	$290,423
T-Mobile U.S., Inc.(a)(b)	156,810	22,712,360
United States Cellular Corp.(a)	4,570	94,736

		23,508,090

Total Common Stocks — 99.8% (Cost: $8,436,162,095)		10,701,905,874

Rights

Biotechnology — 0.0%
Aduro Biotech CVR, Expires 01/02/24(a)(d)	4,039	10,255
GTX, Inc., Contingent Rights, Expires 06/10/34(a)(b)(d)	684	701

		10,956

Total Rights — 0.0% (Cost: $1,402)		10,956

Warrants(a)

Oil, Gas & Consumable Fuels — 0.0%
Chord Energy Corp. (Issued/Exercisable, Expires 09/01/25, Strike Price USD 83.45)	204	2,897
Chord Energy Corp., Class A (Issued/Exercisable, Expires 09/01/24, Strike Price USD 73.44)	409	7,272

		10,169

Total Warrants — 0.0% (Cost: $68,578)		10,169

Total Long-Term Investments — 99.8% (Cost: $8,436,232,075)		10,701,926,999

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(f)(g)	245,597,200	245,670,879
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(f)	17,462,038	17,462,038

Total Short-Term Securities — 2.4% (Cost: $262,966,770)		263,132,917

Total Investments — 102.2% (Cost: $8,699,198,845)		10,965,059,916
Liabilities in Excess of Other Assets — (2.2)%		(237,156,384)

Net Assets — 100.0%		$10,727,903,532

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $154,869, representing 0.0% of its net assets as of period end, and an original cost of $96,475.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$231,125,019	$14,390,546	(a)	$—		$23,625	$131,689	$245,670,879	245,597,200	$2,467,148	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	19,635,000	—		(2,172,962	)(a)	—	—	17,462,038	17,462,038	459,237		17
BlackRock, Inc.	29,068,263	5,015,284		(4,213,108)		1,727,219	(5,165,411)	26,432,247	39,503	778,726		—

						$1,750,844	$(5,033,722)	$289,565,164		$3,705,111		$17

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russel 2000 E-Mini Index	34	06/16/23	$3,083	$52,579
S&P 500 E-mini Index	102	06/16/23	21,102	1,080,384

				$1,132,963

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,132,963	$—	$—	$—	$1,132,963

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,679,242)	$—	$—	$—	$(2,679,242)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$33,161	$—	$—	$—	$33,161

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2023	iShares® Russell 3000 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$23,177,881

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$10,701,718,146	$187,728	$—	$10,701,905,874
Rights	—	—	10,956	10,956
Warrants	10,169	—	—	10,169
Short-Term Securities
Money Market Funds	263,132,917	—	—	263,132,917

	$10,964,861,232	$187,728	$10,956	$10,965,059,916

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,132,963	$—	$—	$1,132,963

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Axon Enterprise, Inc.(a)	31,720	$7,132,242
BWX Technologies, Inc.	115,264	7,266,243
Curtiss-Wright Corp.	79,320	13,980,943
HEICO Corp.(b)	5,772	987,243
HEICO Corp., Class A	10,104	1,373,134
Hexcel Corp.	174,194	11,888,740
Howmet Aerospace, Inc.	692,693	29,349,402
Huntington Ingalls Industries, Inc.	63,493	13,144,321
Mercury Systems, Inc.(a)	101,438	5,185,511
Spirit AeroSystems Holdings, Inc., Class A	10,790	372,579
Textron, Inc.(b)	431,507	30,477,339
TransDigm Group, Inc.	65,325	48,147,791
Woodward, Inc.	120,455	11,728,703

		181,034,191

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	176,245	17,513,466
Expeditors International of Washington, Inc.(b)	227,201	25,019,374
GXO Logistics, Inc.(a)(b)	194,387	9,808,768

		52,341,608

Automobile Components — 0.8%
Aptiv PLC(a)(b)	419,095	47,018,268
BorgWarner, Inc.	482,896	23,715,023
Gentex Corp.	486,500	13,636,595
Lear Corp.	122,060	17,026,149
QuantumScape Corp., Class A(a)(b)	538,724	4,406,762

		105,802,797

Automobiles — 0.3%
Harley-Davidson, Inc.	279,351	10,606,958
Lucid Group, Inc.(a)(b)	82,136	660,373
Rivian Automotive, Inc., Class A(a)(b)	1,078,346	16,692,796
Thor Industries, Inc.	107,915	8,594,351

		36,554,478

Banks — 3.4%
Bank of Hawaii Corp.(b)	81,790	4,259,623
Bank OZK	231,510	7,917,642
BOK Financial Corp.	60,631	5,117,863
Citizens Financial Group, Inc.	1,013,313	30,774,316
Columbia Banking System, Inc.	429,278	9,195,135
Comerica, Inc.	270,341	11,738,206
Commerce Bancshares, Inc.	235,151	13,721,061
Cullen/Frost Bankers, Inc.	120,315	12,673,982
East West Bancorp, Inc.	292,103	16,211,716
Fifth Third Bancorp	1,410,061	37,564,025
First Citizens BancShares, Inc., Class A	17,168	16,706,181
First Hawaiian, Inc.	265,459	5,476,419
First Horizon Corp.	1,097,325	19,510,438
First Republic Bank(b)	385,036	5,386,654
FNB Corp.	743,610	8,625,876
Huntington Bancshares, Inc.	2,969,970	33,263,664
KeyCorp	1,930,461	24,169,372
M&T Bank Corp.	355,801	42,543,126
New York Community Bancorp, Inc., Class A	1,392,651	12,589,565
PacWest Bancorp(b)	240,735	2,342,351
Pinnacle Financial Partners, Inc.	156,160	8,613,786
Popular, Inc.	146,302	8,399,198
Prosperity Bancshares, Inc.	181,310	11,154,191
Regions Financial Corp.	1,934,335	35,901,258
Synovus Financial Corp.	298,808	9,212,251
Webster Financial Corp.	359,018	14,152,489

Security	Shares	Value

Banks (continued)
Western Alliance Bancorp(b)	85,150	$3,026,231
Wintrust Financial Corp.	124,170	9,058,201
Zions Bancorp N.A.	305,460	9,142,418

		428,447,238

Beverages — 0.3%
Boston Beer Co., Inc., Class A, NVS(a)	994	326,728
Brown-Forman Corp., Class A(b)	38,042	2,479,958
Brown-Forman Corp., Class B, NVS	157,344	10,112,499
Molson Coors Beverage Co., Class B	363,442	18,782,682

		31,701,867

Biotechnology — 1.4%
Biogen, Inc.(a)	297,144	82,614,946
BioMarin Pharmaceutical, Inc.(a)	382,966	37,239,614
Exact Sciences Corp.(a)(b)	296,243	20,088,238
Exelixis, Inc.(a)	90,990	1,766,116
Horizon Therapeutics PLC(a)	31,923	3,484,076
Incyte Corp.(a)	51,536	3,724,507
Ionis Pharmaceuticals, Inc.(a)(b)	22,667	810,119
Mirati Therapeutics, Inc.(a)(b)	91,941	3,418,366
Natera, Inc.(a)	14,327	795,435
Ultragenyx Pharmaceutical, Inc.(a)	29,708	1,191,291
United Therapeutics Corp.(a)	92,293	20,669,940

		175,802,648

Broadline Retail — 0.5%
eBay, Inc.	980,532	43,506,205
Kohl’s Corp.	228,484	5,378,513
Macy’s, Inc.	557,538	9,751,340
Nordstrom, Inc.	35,490	577,422
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	122,427	7,093,421

		66,306,901

Building Products — 1.9%
A O Smith Corp.	197,527	13,658,992
Allegion PLC	38,115	4,068,014
Armstrong World Industries, Inc.	39,889	2,841,692
AZEK Co., Inc., Class A(a)(b)	230,136	5,417,402
Builders FirstSource, Inc.(a)	301,441	26,761,932
Carlisle Cos., Inc.	16,939	3,829,400
Carrier Global Corp.	1,732,599	79,266,404
Fortune Brands Innovations, Inc.	173,210	10,172,623
Hayward Holdings, Inc.(a)(b)	146,278	1,714,378
Lennox International, Inc.	66,181	16,629,962
Masco Corp.	441,954	21,973,953
Masterbrand, Inc.(a)	173,626	1,395,953
Owens Corning	193,633	18,550,041
Trane Technologies PLC	199,274	36,662,431

		242,943,177

Capital Markets — 4.7%
Affiliated Managers Group, Inc.	76,979	10,963,349
Ameriprise Financial, Inc.	78,734	24,131,971
Bank of New York Mellon Corp.	1,523,165	69,212,618
Carlyle Group, Inc.	428,550	13,310,763
Cboe Global Markets, Inc.	219,053	29,405,675
Coinbase Global, Inc., Class A(a)(b)	331,748	22,416,212
Evercore, Inc., Class A	75,862	8,752,958
Franklin Resources, Inc.	589,969	15,893,765
Interactive Brokers Group, Inc., Class A	192,144	15,863,409
Invesco Ltd.	773,188	12,680,283
Janus Henderson Group PLC	280,097	7,461,784
Jefferies Financial Group, Inc.	411,128	13,049,203
KKR & Co., Inc., Class A	1,186,163	62,297,281

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Lazard Ltd., Class A	170,676	$5,651,082
Morningstar, Inc.	5,137	1,042,965
MSCI, Inc., Class A	39,719	22,230,327
Nasdaq, Inc.	711,554	38,900,657
Northern Trust Corp.	426,611	37,597,227
Raymond James Financial, Inc.	371,611	34,660,158
Robinhood Markets, Inc., Class A(a)(b)	1,187,170	11,527,421
SEI Investments Co.	213,621	12,293,888
State Street Corp.	723,561	54,766,332
Stifel Financial Corp.	211,300	12,485,717
T Rowe Price Group, Inc.	455,363	51,410,483
Tradeweb Markets, Inc., Class A	82,425	6,513,223
Virtu Financial, Inc., Class A	194,551	3,677,014

		598,195,765

Chemicals — 4.0%
Albemarle Corp.(b)	117,476	25,966,895
Ashland, Inc.	105,026	10,787,221
Axalta Coating Systems Ltd.(a)(b)	344,743	10,442,266
Celanese Corp., Class A	224,098	24,402,031
Chemours Co.	120,298	3,601,722
Corteva, Inc.	1,482,869	89,431,829
DuPont de Nemours, Inc.	951,085	68,259,370
Eastman Chemical Co.	248,117	20,926,188
Element Solutions, Inc.	468,556	9,047,816
FMC Corp.	171,505	20,945,906
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	1,454,929	1,935,056
Huntsman Corp.	375,980	10,286,813
International Flavors & Fragrances, Inc.	528,839	48,632,034
LyondellBasell Industries NV, Class A	532,969	50,040,459
Mosaic Co.	617,196	28,316,953
NewMarket Corp.	11,995	4,377,935
Olin Corp.	253,360	14,061,480
PPG Industries, Inc.	228,738	30,554,822
RPM International, Inc.	251,170	21,912,071
Scotts Miracle-Gro Co.	56,265	3,923,921
Westlake Corp.(b)	68,249	7,915,519

		505,768,307

Commercial Services & Supplies — 0.8%
Cintas Corp.	12,168	5,629,890
Clean Harbors, Inc.(a)	105,296	15,010,998
Driven Brands Holdings, Inc.(a)(b)	120,727	3,659,235
MSA Safety, Inc.	46,926	6,264,621
Republic Services, Inc.	400,444	54,148,038
Ritchie Bros Auctioneers, Inc.	24,464	1,377,079
Rollins, Inc.	36,127	1,355,846
Stericycle, Inc.(a)	190,677	8,315,424
Tetra Tech, Inc.	64,648	9,497,438

		105,258,569

Communications Equipment — 1.3%
Ciena Corp.(a)	304,352	15,984,567
F5, Inc.(a)	122,962	17,914,334
Juniper Networks, Inc.	661,262	22,760,638
Lumentum Holdings, Inc.(a)(b)	141,620	7,648,896
Motorola Solutions, Inc.	341,244	97,640,146
Ubiquiti, Inc.	6,026	1,637,204
Viasat, Inc.(a)(b)	152,144	5,148,553

		168,734,338

Construction & Engineering — 0.7%
AECOM	256,636	21,639,548
MasTec, Inc.(a)	126,460	11,942,882
MDU Resources Group, Inc.	418,193	12,746,523

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services, Inc.	134,071	$22,341,591
Valmont Industries, Inc.	37,484	11,967,892
WillScot Mobile Mini Holdings Corp.(a)	196,247	9,200,059

		89,838,495

Construction Materials — 0.5%
Eagle Materials, Inc.	12,651	1,856,534
Martin Marietta Materials, Inc.	117,679	41,783,106
Vulcan Materials Co.	140,285	24,067,295

		67,706,935

Consumer Finance — 1.0%
Ally Financial, Inc.	619,170	15,782,643
Credit Acceptance Corp.(a)(b)	12,396	5,405,152
Discover Financial Services	553,280	54,686,195
OneMain Holdings, Inc.	238,739	8,852,442
SLM Corp.	497,615	6,165,450
SoFi Technologies, Inc.(a)(b)	1,663,285	10,096,140
Synchrony Financial	901,088	26,203,639
Upstart Holdings, Inc.(a)(b)	120,553	1,915,587

		129,107,248

Consumer Staples Distribution & Retail — 1.4%
Albertsons Cos., Inc., Class A	483,830	10,053,987
BJ’s Wholesale Club Holdings, Inc.(a)	101,980	7,757,619
Casey’s General Stores, Inc.	77,009	16,669,368
Dollar Tree, Inc.(a)(b)	298,147	42,799,002
Grocery Outlet Holding Corp.(a)(b)	169,485	4,789,646
Kroger Co.	1,359,691	67,127,945
Performance Food Group Co.(a)	218,113	13,160,938
U.S. Foods Holding Corp.(a)	416,818	15,397,257

		177,755,762

Containers & Packaging — 1.5%
Amcor PLC	3,068,994	34,925,152
AptarGroup, Inc.	135,419	16,005,172
Ardagh Group SA, Class A(a)	34,751	232,137
Ardagh Metal Packaging SA	222,239	906,735
Avery Dennison Corp.	65,065	11,642,080
Ball Corp.	384,195	21,172,986
Berry Global Group, Inc.	130,550	7,689,395
Crown Holdings, Inc.	28,503	2,357,483
Graphic Packaging Holding Co.	147,893	3,769,793
International Paper Co.	734,966	26,502,874
Packaging Corp. of America	189,079	26,249,837
Silgan Holdings, Inc.	174,333	9,356,452
Sonoco Products Co.	201,624	12,299,064
Westrock Co.	524,802	15,990,717

		189,099,877

Distributors — 0.6%
Genuine Parts Co.	264,810	44,305,361
LKQ Corp.	517,279	29,360,756

		73,666,117

Diversified Consumer Services — 0.3%
ADT, Inc.	437,421	3,162,554
Bright Horizons Family Solutions, Inc.(a)(b)	85,952	6,617,445
Grand Canyon Education, Inc.(a)	63,238	7,202,808
H&R Block, Inc.	54,583	1,924,051
Mister Car Wash, Inc.(a)(b)	41,684	359,316
Service Corp. International	310,212	21,336,381

		40,602,555

Diversified REITs — 0.3%
WP Carey, Inc.	431,995	33,458,013

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 0.1%
Frontier Communications Parent, Inc.(a)(b)	506,675	$11,536,990
Lumen Technologies, Inc.	2,116,617	5,609,035

		17,146,025

Electric Utilities — 4.4%
Alliant Energy Corp.	518,728	27,700,075
Avangrid, Inc.	147,002	5,862,440
Constellation Energy Corp.	677,495	53,183,358
Edison International	779,954	55,056,953
Entergy Corp.	420,153	45,267,284
Evergy, Inc.	460,042	28,117,767
Eversource Energy	714,875	55,946,118
FirstEnergy Corp.	1,123,901	45,023,474
Hawaiian Electric Industries, Inc.	225,744	8,668,570
IDACORP, Inc.	104,680	11,339,984
NRG Energy, Inc.	441,086	15,124,839
OGE Energy Corp.	415,228	15,637,486
PG&E Corp.(a)(b)	3,415,359	55,226,355
Pinnacle West Capital Corp.	234,509	18,582,493
PPL Corp.	1,525,291	42,387,837
Xcel Energy, Inc.	1,130,694	76,254,003

		559,379,036

Electrical Equipment — 1.6%
Acuity Brands, Inc.	66,612	12,172,011
AMETEK, Inc.	477,759	69,432,715
Hubbell, Inc.	110,986	27,004,004
nVent Electric PLC	342,161	14,692,393
Plug Power, Inc.(a)(b)	544,397	6,380,333
Regal Rexnord Corp.(b)	134,441	18,919,882
Rockwell Automation, Inc.	77,496	22,741,201
Sensata Technologies Holding PLC	314,279	15,720,236
Sunrun, Inc.(a)(b)	429,021	8,644,773
Vertiv Holdings Co.	527,429	7,547,509

		203,255,057

Electronic Equipment, Instruments & Components — 2.0%
Amphenol Corp., Class A	298,826	24,420,061
Arrow Electronics, Inc.(a)	114,601	14,310,227
Avnet, Inc.	187,452	8,472,830
Cognex Corp.	24,339	1,205,997
Coherent Corp.(a)(b)	205,877	7,839,796
Corning, Inc.	1,436,527	50,680,673
IPG Photonics Corp.(a)	67,222	8,289,145
Jabil, Inc.	49,752	4,386,136
Keysight Technologies, Inc.(a)	27,246	4,399,684
Littelfuse, Inc.	50,182	13,453,292
National Instruments Corp.	236,490	12,394,441
TD SYNNEX Corp.	96,486	9,338,880
Teledyne Technologies, Inc.(a)	96,111	42,996,217
Trimble, Inc.(a)	509,461	26,705,946
Vontier Corp.	123,136	3,366,538
Zebra Technologies Corp., Class A(a)	63,266	20,118,588

		252,378,451

Energy Equipment & Services — 0.8%
Baker Hughes Co., Class A	1,953,616	56,381,358
Halliburton Co.	1,020,263	32,281,121
NOV, Inc.	808,198	14,959,745

		103,622,224

Entertainment — 1.2%
AMC Entertainment Holdings, Inc., Class A(a)(b)	1,067,801	5,349,683
Electronic Arts, Inc.	531,672	64,039,893

Security	Shares	Value

Entertainment (continued)
Liberty Media Corp. - Liberty Formula One, Class A(a)(b)	37,888	$2,557,440
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)(b)	369,566	27,654,624
Live Nation Entertainment, Inc.(a)(b)	160,819	11,257,330
Madison Square Garden Sports Corp., Class A	19,189	3,738,977
Playtika Holding Corp.(a)	18,032	203,040
Roku, Inc.(a)(b)	180,271	11,865,437
Take-Two Interactive Software, Inc.(a)(b)	58,611	6,992,292
Warner Bros Discovery, Inc., Class A(a)	1,302,800	19,672,280

		153,330,996

Financial Services — 1.1%
Affirm Holdings, Inc., Class A(a)(b)	460,734	5,192,472
Apollo Global Management, Inc.	239,344	15,116,967
Equitable Holdings, Inc.	764,366	19,407,253
Euronet Worldwide, Inc.(a)(b)	24,235	2,711,897
Global Payments, Inc.	541,613	56,999,352
MGIC Investment Corp.	614,696	8,249,220
Rocket Cos., Inc., Class A(a)(b)	105,763	958,213
TFS Financial Corp.	107,696	1,360,200
UWM Holdings Corp., Class A(b)	28,660	140,721
Voya Financial, Inc.	202,839	14,494,875
Western Union Co.	458,982	5,117,649
WEX, Inc.(a)(b)	25,146	4,624,098

		134,372,917

Food Products — 2.4%
Bunge Ltd.	286,249	27,342,504
Campbell Soup Co.	402,079	22,106,303
Conagra Brands, Inc.	973,972	36,582,388
Darling Ingredients, Inc.(a)(b)	309,533	18,076,727
Flowers Foods, Inc.	390,102	10,692,696
Freshpet, Inc.(a)(b)	42,612	2,820,488
Hershey Co.	40,034	10,185,050
Hormel Foods Corp.	593,285	23,660,206
Ingredion, Inc.	135,697	13,804,456
J M Smucker Co.	213,315	33,569,382
Kellogg Co.	239,496	16,036,652
McCormick & Co., Inc., NVS	519,951	43,265,123
Pilgrim’s Pride Corp.(a)	46,014	1,066,605
Post Holdings, Inc.(a)(b)	111,479	10,018,618
Seaboard Corp.	542	2,043,345
Tyson Foods, Inc., Class A	575,766	34,154,439

		305,424,982

Gas Utilities — 0.5%
Atmos Energy Corp.	294,090	33,043,952
National Fuel Gas Co.	167,791	9,688,252
UGI Corp.	434,952	15,118,932

		57,851,136

Ground Transportation — 0.6%
Avis Budget Group, Inc.(a)(b)	52,582	10,242,974
Hertz Global Holdings, Inc.(a)(b)	378,763	6,170,049
JB Hunt Transport Services, Inc.	18,503	3,246,536
Knight-Swift Transportation Holdings, Inc.	322,316	18,236,639
Landstar System, Inc.	8,130	1,457,384
Lyft, Inc., Class A(a)(b)	135,256	1,253,823
RXO, Inc.(a)	218,007	4,281,658
Ryder System, Inc.	101,534	9,060,894
Schneider National, Inc., Class B	110,986	2,968,876
U-Haul Holding Co.	18,656	1,112,830

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
U-Haul Holding Co., NVS(b)	168,145	$8,718,318
XPO, Inc.(a)	198,452	6,330,619

		73,080,600

Health Care Equipment & Supplies — 2.3%
Align Technology, Inc.(a)	40,501	13,533,004
Cooper Cos., Inc.	100,535	37,535,748
DENTSPLY SIRONA, Inc.	443,362	17,415,259
Enovis Corp.(a)	105,193	5,626,773
Envista Holdings Corp.(a)	336,928	13,773,617
Globus Medical, Inc., Class A(a)	148,459	8,408,718
Hologic, Inc.(a)	503,280	40,614,696
ICU Medical, Inc.(a)	34,169	5,636,518
Integra LifeSciences Holdings Corp.(a)(b)	150,799	8,657,371
Masimo Corp.(a)	23,094	4,261,767
QuidelOrtho Corp.(a)(b)	101,785	9,068,026
STERIS PLC	206,521	39,503,337
Tandem Diabetes Care, Inc.(a)(b)	10,532	427,704
Teleflex, Inc.	97,091	24,594,121
Zimmer Biomet Holdings, Inc.	435,171	56,224,093

		285,280,752

Health Care Providers & Services — 1.8%
Acadia Healthcare Co., Inc.(a)(b)	184,281	13,314,302
agilon health, Inc.(a)(b)	25,758	611,752
Amedisys, Inc.(a)	66,105	4,862,023
Cardinal Health, Inc.	533,234	40,259,167
Chemed Corp.	19,377	10,419,982
Encompass Health Corp.	203,661	11,018,060
Enhabit, Inc.(a)	99,515	1,384,254
Henry Schein, Inc.(a)(b)	280,409	22,864,550
Laboratory Corp. of America Holdings	183,261	42,043,738
Molina Healthcare, Inc.(a)	26,714	7,145,728
Oak Street Health, Inc.(a)(b)	242,216	9,368,915
Premier, Inc., Class A	246,240	7,970,789
Quest Diagnostics, Inc.	228,937	32,390,007
Tenet Healthcare Corp.(a)	219,862	13,064,200
Universal Health Services, Inc., Class B	128,756	16,364,887

		233,082,354

Health Care REITs — 1.3%
Healthcare Realty Trust, Inc.	786,697	15,206,853
Healthpeak Properties, Inc.	1,135,553	24,948,099
Medical Properties Trust, Inc.	1,238,335	10,179,114
Omega Healthcare Investors, Inc.	486,725	13,341,132
Ventas, Inc.	826,230	35,817,071
Welltower, Inc.	980,899	70,320,649

		169,812,918

Health Care Technology — 0.1%
Certara, Inc.(a)(b)	88,647	2,137,279
Definitive Healthcare Corp.(a)(b)	37,574	388,139
Doximity, Inc., Class A(a)(b)	122,996	3,982,611
Teladoc Health, Inc.(a)(b)	299,571	7,758,889

		14,266,918

Hotel & Resort REITs — 0.2%
Host Hotels & Resorts, Inc.	1,466,823	24,187,911
Park Hotels & Resorts, Inc.	462,387	5,715,104

		29,903,015

Hotels, Restaurants & Leisure — 2.6%
Aramark	488,655	17,493,849
Boyd Gaming Corp.	157,443	10,095,245
Caesars Entertainment, Inc.(a)	133,606	6,521,309
Carnival Corp.(a)(b)	2,023,302	20,536,515

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	68,200	$10,581,912
Domino’s Pizza, Inc.	19,585	6,460,504
DoorDash, Inc., Class A(a)(b)	60,698	3,857,965
Hilton Worldwide Holdings, Inc.	150,244	21,164,872
Hyatt Hotels Corp., Class A(a)(b)	97,608	10,911,598
Las Vegas Sands Corp.(a)	430,110	24,709,819
Marriott Vacations Worldwide Corp.	77,114	10,399,594
MGM Resorts International	655,156	29,102,030
Norwegian Cruise Line Holdings Ltd.(a)(b)	803,353	10,805,098
Penn Entertainment, Inc.(a)	318,773	9,454,807
Planet Fitness, Inc., Class A(a)	45,052	3,499,189
Royal Caribbean Cruises Ltd.(a)(b)	455,809	29,764,328
Six Flags Entertainment Corp.(a)	78,286	2,091,019
Travel + Leisure Co.	47,807	1,874,034
Vail Resorts, Inc.	4,397	1,027,491
Wyndham Hotels & Resorts, Inc.	54,455	3,694,772
Wynn Resorts Ltd.(a)	189,105	21,162,741
Yum! Brands, Inc.	517,483	68,349,155

		323,557,846

Household Durables — 1.7%
DR Horton, Inc.	310,832	30,365,178
Garmin Ltd.	319,049	32,198,425
Leggett & Platt, Inc.	277,999	8,862,608
Lennar Corp., Class A	518,984	54,550,408
Lennar Corp., Class B	30,291	2,705,289
Mohawk Industries, Inc.(a)	109,105	10,934,503
Newell Brands, Inc.	783,574	9,747,661
NVR, Inc.(a)	1,678	9,350,135
PulteGroup, Inc.	286,998	16,726,243
Tempur Sealy International, Inc.	344,065	13,587,127
Toll Brothers, Inc.	110,399	6,627,252
TopBuild Corp.(a)	10,183	2,119,490
Whirlpool Corp.	110,915	14,642,998

		212,417,317

Household Products — 0.3%
Church & Dwight Co., Inc.	275,647	24,369,951
Clorox Co.	43,693	6,913,980
Reynolds Consumer Products, Inc.	111,162	3,056,955
Spectrum Brands Holdings, Inc.	82,649	5,473,017

		39,813,903

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	1,132,134	27,261,787
Brookfield Renewable Corp., Class A	266,800	9,324,660
Vistra Corp.	342,588	8,222,112

		44,808,559

Industrial REITs — 0.5%
Americold Realty Trust, Inc.	556,966	15,845,683
EastGroup Properties, Inc.	85,248	14,093,199
First Industrial Realty Trust, Inc.	271,643	14,451,408
Rexford Industrial Realty, Inc.	404,062	24,102,298

		68,492,588

Insurance — 6.4%
Aflac, Inc.	1,264,761	81,602,380
Allstate Corp.	548,244	60,750,918
American Financial Group, Inc.	139,106	16,901,379
Arch Capital Group Ltd.(a)(b)	494,757	33,579,158
Arthur J. Gallagher & Co.	382,191	73,116,960
Assurant, Inc.	103,336	12,407,553
Assured Guaranty Ltd.	118,440	5,953,979
Axis Capital Holdings Ltd.	161,428	8,801,055

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Brighthouse Financial, Inc.(a)	140,831	$6,212,055
Brown & Brown, Inc.	453,874	26,061,445
Cincinnati Financial Corp.	317,245	35,556,820
CNA Financial Corp.	57,491	2,243,874
Erie Indemnity Co., Class A, NVS	13,781	3,192,506
Everest Re Group Ltd.	55,575	19,896,961
F&G Annuities & Life, Inc.	36,989	670,241
Fidelity National Financial, Inc., Class A	536,639	18,744,800
First American Financial Corp.	209,007	11,633,330
Globe Life, Inc.	185,689	20,429,504
Hanover Insurance Group, Inc.	73,806	9,484,071
Hartford Financial Services Group, Inc.	657,083	45,792,114
Kemper Corp.	131,134	7,167,784
Lincoln National Corp.	279,343	6,276,837
Loews Corp.(b)	401,889	23,317,600
Markel Corp.(a)(b)	21,177	27,051,712
Old Republic International Corp.	579,937	14,481,027
Primerica, Inc.	75,645	13,029,095
Principal Financial Group, Inc.	501,147	37,245,245
Prudential Financial, Inc.	762,212	63,065,421
Reinsurance Group of America, Inc.	138,617	18,402,793
RenaissanceRe Holdings Ltd.	40,672	8,148,228
Unum Group	410,613	16,243,850
W R Berkley Corp.	426,004	26,523,009
White Mountains Insurance Group Ltd.(b)	5,169	7,120,246
Willis Towers Watson PLC	222,740	51,760,321

		812,864,271

Interactive Media & Services — 0.3%
IAC, Inc.(a)(b)	158,617	8,184,637
Match Group, Inc.(a)(b)	36,462	1,399,776
Pinterest, Inc., Class A(a)	969,416	26,435,975
TripAdvisor, Inc.(a)	197,422	3,920,801

		39,941,189

IT Services — 1.3%
Akamai Technologies, Inc.(a)	320,545	25,098,674
Amdocs Ltd.	245,581	23,583,143
DXC Technology Co.(a)(b)	474,247	12,121,753
GoDaddy, Inc., Class A(a)	279,114	21,692,740
Kyndryl Holdings, Inc.(a)(b)	425,087	6,274,284
Okta, Inc., Class A(a)	271,280	23,395,187
Twilio, Inc., Class A(a)(b)	223,495	14,891,472
VeriSign, Inc.(a)	172,066	36,362,708
Wix.com Ltd.(a)	25,671	2,561,966

		165,981,927

Leisure Products — 0.3%
Brunswick Corp.	122,928	10,080,096
Hasbro, Inc.	272,121	14,610,176
Mattel, Inc.(a)	375,615	6,915,072
Peloton Interactive, Inc., Class A(a)(b)	646,382	7,329,972
Polaris, Inc.	29,719	3,287,813

		42,223,129

Life Sciences Tools & Services — 0.9%
10X Genomics, Inc., Class A(a)(b)	19,193	1,070,778
Agilent Technologies, Inc.	63,087	8,727,456
Avantor, Inc.(a)	87,898	1,858,164
Azenta, Inc.(a)	141,978	6,335,058
Bio-Rad Laboratories, Inc., Class A(a)	44,184	21,165,020
Charles River Laboratories International, Inc.(a)(b)	7,061	1,425,051
PerkinElmer, Inc.	261,971	34,910,255
QIAGEN NV(a)(b)	468,715	21,528,080

Security	Shares	Value

Life Sciences Tools & Services (continued)
Repligen Corp.(a)(b)	32,903	$5,539,549
Syneos Health, Inc.(a)	174,141	6,202,902

		108,762,313

Machinery — 5.8%
AGCO Corp.	111,475	15,071,420
Allison Transmission Holdings, Inc.	41,024	1,855,926
Crane NXT Co.	97,908	11,112,558
Cummins, Inc.	292,242	69,810,769
Donaldson Co., Inc.	210,019	13,722,641
Dover Corp.	289,882	44,044,671
Esab Corp.	117,728	6,954,193
Flowserve Corp.	271,642	9,235,828
Fortive Corp.	732,823	49,956,544
Gates Industrial Corp. PLC(a)(b)	224,734	3,121,555
Graco, Inc.	108,862	7,948,015
IDEX Corp.	129,223	29,854,390
Ingersoll Rand, Inc.	840,684	48,910,995
ITT, Inc.	172,799	14,912,554
Middleby Corp.(a)	102,768	15,066,816
Nordson Corp.	90,861	20,194,766
Oshkosh Corp.	136,271	11,335,022
Otis Worldwide Corp.	759,140	64,071,416
PACCAR, Inc.	1,060,939	77,660,735
Parker-Hannifin Corp.(b)	205,141	68,949,942
Pentair PLC	340,280	18,807,276
Snap-on, Inc.	108,998	26,910,516
Stanley Black & Decker, Inc.	305,571	24,622,911
Timken Co.	126,034	10,299,498
Westinghouse Air Brake Technologies Corp.	375,740	37,972,284
Xylem, Inc.	318,776	33,375,847

		735,779,088

Marine Transportation — 0.1%
Kirby Corp.(a)	124,760	8,695,772

Media — 1.6%
Altice U.S.A., Inc., Class A(a)	424,709	1,452,505
Cable One, Inc.	4,656	3,268,512
DISH Network Corp., Class A(a)	520,050	4,852,066
Fox Corp., Class A, NVS	606,294	20,644,311
Fox Corp., Class B	289,877	9,076,049
Interpublic Group of Cos., Inc.	802,955	29,902,044
Liberty Broadband Corp., Class A(a)(b)	19,910	1,635,009
Liberty Broadband Corp., Class C, NVS(a)	131,470	10,741,099
Liberty Media Corp. - Liberty SiriusXM, Class A(a)(b)	112,936	3,172,372
Liberty Media Corp. - Liberty SiriusXM, Class C, NVS(a)(b)	229,877	6,434,257
New York Times Co., Class A	337,854	13,135,764
News Corp., Class A, NVS	783,111	13,524,327
News Corp., Class B	248,342	4,328,601
Nexstar Media Group, Inc., Class A(b)	67,909	11,725,168
Omnicom Group, Inc.	414,873	39,139,119
Paramount Global, Class A(b)	21,680	560,211
Paramount Global, Class B, NVS	1,195,625	26,674,394
Sirius XM Holdings, Inc.(b)	1,461,733	5,803,080

		206,068,888

Metals & Mining — 1.8%
Alcoa Corp.	366,922	15,616,200
Cleveland-Cliffs, Inc.(a)	1,058,973	19,410,975
Nucor Corp.	531,521	82,104,049
Reliance Steel & Aluminum Co.	120,834	31,022,921
Royal Gold, Inc.	126,777	16,444,245

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
SSR Mining, Inc.(b)	424,647	$6,420,663
Steel Dynamics, Inc.	344,499	38,949,057
United States Steel Corp.	466,596	12,178,155

		222,146,265

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
AGNC Investment Corp.	1,187,432	11,969,315
Annaly Capital Management, Inc.	969,250	18,522,367
Rithm Capital Corp.	896,173	7,169,384
Starwood Property Trust, Inc.	602,810	10,663,709

		48,324,775

Multi-Utilities — 3.0%
Ameren Corp.	532,684	46,018,571
CenterPoint Energy, Inc.	1,308,018	38,534,210
CMS Energy Corp.	599,135	36,774,906
Consolidated Edison, Inc.	735,849	70,398,674
DTE Energy Co.	399,275	43,736,584
NiSource, Inc.	842,448	23,554,846
Public Service Enterprise Group, Inc.	1,032,666	64,489,992
WEC Energy Group, Inc.	654,504	62,040,434

		385,548,217

Office REITs — 0.8%
Alexandria Real Estate Equities, Inc.	355,536	44,651,766
Boston Properties, Inc.	324,992	17,588,567
Cousins Properties, Inc.	316,295	6,762,387
Douglas Emmett, Inc.	351,843	4,338,224
Highwoods Properties, Inc.	214,922	4,984,041
Hudson Pacific Properties, Inc.	285,147	1,896,228
JBG SMITH Properties	226,280	3,407,777
Kilroy Realty Corp.	242,227	7,848,155
SL Green Realty Corp.	133,102	3,130,559
Vornado Realty Trust	366,189	5,628,325

		100,236,029

Oil, Gas & Consumable Fuels — 4.2%
Antero Midstream Corp.	694,197	7,282,127
Antero Resources Corp.(a)	204,097	4,712,600
APA Corp.	662,938	23,905,544
Cheniere Energy, Inc.	218,949	34,506,362
Chesapeake Energy Corp.	251,167	19,098,739
Coterra Energy, Inc.	1,359,406	33,359,823
Devon Energy Corp.	689,858	34,913,713
Diamondback Energy, Inc.	159,615	21,575,160
DT Midstream, Inc.	201,184	9,932,454
EQT Corp.	762,591	24,334,279
Hess Corp.	126,273	16,710,969
HF Sinclair Corp.	278,200	13,459,316
Marathon Oil Corp.	1,315,165	31,511,353
ONEOK, Inc.	818,055	51,979,215
Ovintiv, Inc.	147,779	5,331,866
PDC Energy, Inc.	84,021	5,392,468
Phillips 66	966,038	97,936,933
Range Resources Corp.	165,073	4,369,482
Southwestern Energy Co.(a)	2,111,291	10,556,455
Vitesse Energy, Inc.	49,071	933,821
Williams Cos., Inc.	2,525,377	75,407,757

		527,210,436

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	132,395	7,177,133

Passenger Airlines — 0.9%
Alaska Air Group, Inc.(a)	257,878	10,820,561
American Airlines Group, Inc.(a)(b)	1,337,995	19,735,426

Security	Shares	Value

Passenger Airlines (continued)
Copa Holdings SA, Class A, NVS(b)	58,753	$5,425,839
JetBlue Airways Corp.(a)	669,380	4,873,086
Southwest Airlines Co.	1,228,703	39,981,996
United Airlines Holdings, Inc.(a)	674,979	29,867,821

		110,704,729

Personal Care Products — 0.1%
Coty, Inc., Class A(a)(b)	724,756	8,740,557

Pharmaceuticals — 0.9%
Catalent, Inc.(a)(b)	253,209	16,638,363
Elanco Animal Health, Inc.(a)	922,473	8,671,246
Jazz Pharmaceuticals PLC(a)	127,742	18,692,487
Organon & Co.	525,729	12,365,146
Perrigo Co. PLC	279,411	10,022,473
Royalty Pharma PLC, Class A	769,659	27,730,814
Viatris, Inc.	2,507,531	24,122,448

		118,242,977

Professional Services — 2.0%
Broadridge Financial Solutions, Inc.	22,759	3,335,787
CACI International, Inc., Class A(a)(b)	47,963	14,210,478
Clarivate PLC(a)(b)	980,983	9,211,430
Concentrix Corp.	87,604	10,648,266
CoStar Group, Inc.(a)(b)	715,392	49,254,739
Dun & Bradstreet Holdings, Inc.	519,883	6,103,426
Equifax, Inc.	125,775	25,512,201
FTI Consulting, Inc.(a)(b)	40,320	7,957,152
Genpact Ltd.	175,559	8,114,337
Jacobs Solutions, Inc.	260,559	30,618,288
KBR, Inc.	99,051	5,452,758
Leidos Holdings, Inc.	281,871	25,949,044
ManpowerGroup, Inc.	104,963	8,662,596
Robert Half International, Inc.	25,872	2,084,507
Science Applications International Corp.	114,219	12,273,974
SS&C Technologies Holdings, Inc.	457,265	25,821,755
TransUnion	106,498	6,617,786

		251,828,524

Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A(a)(b)	334,010	24,319,268
Howard Hughes Corp.(a)(b)	76,161	6,092,880
Jones Lang LaSalle, Inc.(a)	99,216	14,434,936
Opendoor Technologies, Inc.(a)(b)	734,727	1,293,120
WeWork, Inc., Class A(a)(b)	440,411	342,331
Zillow Group, Inc., Class A(a)(b)	110,976	4,849,651
Zillow Group, Inc., Class C, NVS(a)(b)	305,649	13,592,211

		64,924,397

Residential REITs — 2.5%
American Homes 4 Rent, Class A	638,482	20,080,259
Apartment Income REIT Corp.	283,124	10,138,670
AvalonBay Communities, Inc.	289,077	48,582,281
Camden Property Trust	196,905	20,643,520
Equity LifeStyle Properties, Inc.	143,331	9,621,810
Equity Residential	766,424	45,985,440
Essex Property Trust, Inc.	132,965	27,808,300
Invitation Homes, Inc.	1,266,793	39,561,945
Mid-America Apartment Communities, Inc.	238,313	35,994,796
Sun Communities, Inc.	251,735	35,464,427
UDR, Inc.	678,104	27,842,950

		321,724,398

Retail REITs — 1.8%
Brixmor Property Group, Inc.	617,785	13,294,733
Federal Realty Investment Trust	166,751	16,480,001

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Kimco Realty Corp.	1,249,813	$24,408,848
National Retail Properties, Inc.	376,032	16,601,813
Realty Income Corp.	1,300,989	82,378,624
Regency Centers Corp.	355,512	21,750,224
Simon Property Group, Inc.	347,713	38,933,425
Spirit Realty Capital, Inc.	286,810	11,426,510

		225,274,178

Semiconductors & Semiconductor Equipment — 1.6%
Cirrus Logic, Inc.(a)(b)	113,870	12,455,101
First Solar, Inc.(a)	219,818	47,810,415
GLOBALFOUNDRIES, Inc.(a)(b)	100,696	7,268,237
Microchip Technology, Inc.	161,417	13,523,516
MKS Instruments, Inc.	119,182	10,561,909
ON Semiconductor Corp.(a)(b)	338,342	27,852,313
Qorvo, Inc.(a)	205,808	20,903,918
Skyworks Solutions, Inc.	328,758	38,786,869
Teradyne, Inc.	30,202	3,247,017
Wolfspeed, Inc.(a)(b)	255,527	16,596,479

		199,005,774

Software — 1.5%
ANSYS, Inc.(a)	85,344	28,402,483
BILL Holdings, Inc.(a)(b)	205,069	16,639,299
Black Knight, Inc.(a)	290,339	16,711,913
CCC Intelligent Solutions Holdings, Inc.(a)(b)	223,843	2,007,872
Ceridian HCM Holding, Inc.(a)(b)	229,360	16,793,739
Dolby Laboratories, Inc., Class A	122,988	10,505,635
DoubleVerify Holdings, Inc.(a)(b)	24,548	740,122
Dropbox, Inc., Class A(a)	38,707	836,845
Gen Digital, Inc.	732,296	12,566,199
Guidewire Software, Inc.(a)(b)	169,218	13,884,337
Informatica, Inc., Class A(a)(b)	61,049	1,001,204
Jamf Holding Corp.(a)(b)	22,687	440,582
Manhattan Associates, Inc.(a)	49,687	7,694,032
nCino, Inc.(a)(b)	114,062	2,826,456
NCR Corp.(a)	250,236	5,903,067
Nutanix, Inc., Class A(a)	226,769	5,893,726
Paycor HCM, Inc.(a)(b)	126,237	3,347,805
Procore Technologies, Inc.(a)(b)	42,123	2,638,164
SentinelOne, Inc., Class A(a)	120,994	1,979,462
Teradata Corp.(a)	96,893	3,902,850
Tyler Technologies, Inc.(a)	10,958	3,886,145
UiPath, Inc., Class A(a)(b)	707,228	12,418,924
Unity Software, Inc.(a)(b)	160,442	5,204,738
Zoom Video Communications, Inc., Class A(a)(b)	251,580	18,576,667

		194,802,266

Specialized REITs — 2.4%
CubeSmart	462,505	21,376,981
EPR Properties	155,173	5,912,091
Extra Space Storage, Inc.	241,581	39,360,792
Gaming & Leisure Properties, Inc.	505,217	26,301,597
Iron Mountain, Inc.	149,690	7,920,098
Lamar Advertising Co., Class A	22,158	2,213,363
Life Storage, Inc.	173,838	22,788,423
National Storage Affiliates Trust	175,229	7,321,068
Rayonier, Inc.	301,965	10,043,356
SBA Communications Corp.	170,883	44,612,425
VICI Properties, Inc.	2,078,890	67,813,392
Weyerhaeuser Co.	1,522,971	45,887,116

		301,550,702

Specialty Retail — 2.1%
Advance Auto Parts, Inc.	113,360	13,785,710

Security	Shares	Value

Specialty Retail (continued)
AutoNation, Inc.(a)	69,522	$9,340,976
AutoZone, Inc.(a)	3,602	8,854,256
Bath & Body Works, Inc.	474,493	17,356,954
Best Buy Co., Inc.	280,682	21,968,980
Burlington Stores, Inc.(a)	8,618	1,741,698
CarMax, Inc.(a)(b)	289,501	18,609,124
Dick’s Sporting Goods, Inc.	109,764	15,574,414
GameStop Corp., Class A(a)(b)	557,783	12,840,165
Gap, Inc.	408,726	4,103,609
Leslie’s, Inc.(a)(b)	39,932	439,651
Lithia Motors, Inc., Class A	56,059	12,833,587
O’Reilly Automotive, Inc.(a)(b)	76,131	64,633,696
Penske Automotive Group, Inc.(b)	53,198	7,544,008
Petco Health & Wellness Co., Inc.(a)(b)	163,387	1,470,483
RH(a)	23,649	5,759,714
Ross Stores, Inc.	406,462	43,137,812
Victoria’s Secret & Co.(a)(b)	47,844	1,633,873
Wayfair, Inc., Class A(a)(b)	60,221	2,067,989
Williams-Sonoma, Inc.	28,522	3,469,987

		267,166,686

Technology Hardware, Storage & Peripherals — 0.9%
Dell Technologies, Inc., Class C	415,954	16,725,511
Hewlett Packard Enterprise Co.	2,668,355	42,506,895
HP, Inc.	1,100,278	32,293,159
Western Digital Corp.(a)	657,769	24,778,158

		116,303,723

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)(b)	254,706	11,971,182
Carter’s, Inc.	78,131	5,619,182
Columbia Sportswear Co.	74,860	6,755,366
Deckers Outdoor Corp.(a)	6,399	2,876,671
Hanesbrands, Inc.	728,002	3,829,291
PVH Corp.	130,984	11,678,534
Ralph Lauren Corp., Class A	83,582	9,751,512
Skechers U.S.A., Inc., Class A(a)(b)	234,197	11,129,041
Tapestry, Inc.	424,472	18,298,988
Under Armour, Inc., Class A(a)	395,613	3,754,367
Under Armour, Inc., Class C, NVS(a)(b)	392,863	3,351,121
VF Corp.	726,696	16,648,605

		105,663,860

Trading Companies & Distributors — 0.7%
Air Lease Corp., Class A	214,489	8,444,432
Core & Main, Inc., Class A(a)(b)	101,153	2,336,634
MSC Industrial Direct Co., Inc., Class A	95,283	8,003,772
SiteOne Landscape Supply, Inc.(a)(b)	36,504	4,996,302
United Rentals, Inc.	78,188	30,943,683
Univar Solutions, Inc.(a)	331,673	11,618,505
Watsco, Inc.	32,017	10,186,529
WESCO International, Inc.	43,644	6,744,744

		83,274,601

Water Utilities — 0.6%
American Water Works Co., Inc.	400,217	58,627,788
Essential Utilities, Inc.	480,135	20,957,893

		79,585,681

Total Long-Term Investments — 99.7% (Cost: $11,798,010,709)		12,641,156,965

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.2%

BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	389,506,511	$389,623,363

BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	12,494,031	12,494,031

Total Short-Term Securities — 3.2% (Cost: $401,849,697)		402,117,394

Total Investments — 102.9% (Cost: $12,199,860,406)		13,043,274,359

Liabilities in Excess of Other Assets — (2.9)%		(367,148,716)

Net Assets — 100.0%		$12,676,125,643

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$397,536,030	$—	$(8,259,101)	(a)	$139,773	$206,661	$389,623,363	389,506,511	$6,276,486	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	21,620,000	—	(9,125,969	)(a)	—	—	12,494,031	12,494,031	495,356		13

					$139,773	$206,661	$402,117,394		$6,771,842		$13

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-mini Index	34	06/16/23	$7,034	$332,300
S&P MidCap 400 E-Mini Index	94	06/16/23	23,779	644,233

				$976,533

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Russell Mid-Cap Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$976,533	$—	$—	$—	$976,533

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,644,951)	$—	$—	$—	$(2,644,951)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(337,993)	$—	$—	$—	$(337,993)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$32,231,064

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$12,640,924,828	$232,137	$—	$12,641,156,965
Short-Term Securities
Money Market Funds	402,117,394	—	—	402,117,394

	$13,043,042,222	$232,137	$—	$13,043,274,359

Derivative Financial Instruments(a)
Assets
Equity Contracts	$976,533	$—	$—	$976,533

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	43

Statements of Assets and Liabilities

March 31, 2023

	iShares Russell 3000 ETF	iShares Russell Mid-Cap Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$10,675,494,752	$12,641,156,965
Investments, at value — affiliated(c)	289,565,164	402,117,394
Cash pledged:
Futures contracts	1,503,459	1,927,590
Receivables:
Investments sold	4,483,061	17,935,266
Securities lending income — affiliated	274,500	1,086,847
Capital shares sold	1,140	1,401
Dividends — unaffiliated	8,066,965	20,441,047
Dividends — affiliated	71,802	67,265
Variation margin on futures contracts	351,253	516,495

Total assets	10,979,812,096	13,085,250,270

LIABILITIES
Bank overdraft	277,106	29,923
Collateral on securities loaned	245,555,320	389,212,581
Payables:
Investments purchased	4,304,401	17,388,814
Investment advisory fees	1,771,109	2,493,309
Other accrued expenses	628	—

Total liabilities	251,908,564	409,124,627

NET ASSETS	$10,727,903,532	$12,676,125,643

NET ASSETS CONSIST OF:
Paid-in capital	$8,793,168,556	$12,644,614,795
Accumulated earnings	1,934,734,976	31,510,848

NET ASSETS	$10,727,903,532	$12,676,125,643

NET ASSET VALUE
Shares outstanding	$45,550,000	$119,350,000

Net asset value	$235.52	$106.21

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$8,414,982,442	$11,798,010,709

(b) Securities loaned, at value	$246,612,950	$390,121,924

(c) Investments, at cost — affiliated	$284,216,403	$401,849,697

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2023

	iShares Russell 3000 ETF	iShares Russell Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$172,863,775	$272,656,801
Dividends — affiliated	1,237,963	495,356
Securities lending income — affiliated — net	2,467,148	6,276,486
Foreign taxes withheld	(37,421)	(109,962)

Total investment income	176,531,465	279,318,681

EXPENSES
Investment advisory	21,207,142	30,920,472

Total expenses	21,207,142	30,920,472

Net investment income	155,324,323	248,398,209

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(119,127,485)	(311,725,961)
Investments — affiliated	(84,436)	139,773
Capital gain distributions from underlying funds — affiliated	17	13
Futures contracts	(2,679,242)	(2,644,951)
In-kind redemptions — unaffiliated(a)	754,070,676	1,092,789,475
In-kind redemptions — affiliated(a)	1,835,280	—

	634,014,810	778,558,349

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,795,920,346)	(2,368,408,788)
Investments — affiliated	(5,033,722)	206,661
Futures contracts	33,161	(337,993)

	(1,800,920,907)	(2,368,540,120)

Net realized and unrealized loss	(1,166,906,097)	(1,589,981,771)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,011,581,774)	$(1,341,583,562)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets

	iShares Russell 3000 ETF		iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$155,324,323	$132,413,906	$248,398,209	$200,831,244
Net realized gain	634,014,810	856,447,831	778,558,349	1,226,700,162
Net change in unrealized appreciation (depreciation)	(1,800,920,907)	290,779,607	(2,368,540,120)	53,384,283

Net increase (decrease) in net assets resulting from operations	(1,011,581,774)	1,279,641,344	(1,341,583,562)	1,480,915,689

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(161,314,568)	(135,842,146)	(252,968,676)	(220,370,366)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(116,682,684)	(84,663,380)	(637,067,384)	527,173,955

NET ASSETS
Total increase (decrease) in net assets	(1,289,579,026)	1,059,135,818	(2,231,619,622)	1,787,719,278
Beginning of year	12,017,482,558	10,958,346,740	14,907,745,265	13,120,025,987

End of year	$10,727,903,532	$12,017,482,558	$12,676,125,643	$14,907,745,265

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 3000 ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$262.10	$237.19	$148.31	$166.74	$156.30

Net investment income(a)	3.37	2.87	2.73	2.91	2.78
Net realized and unrealized gain(b)	(26.44)	25.00	89.03	(18.04)	10.52

Net increase from investment operations	(23.07)	27.87	91.76	(15.13)	13.30

Distributions from net investment income(c)	(3.51)	(2.96)	(2.88)	(3.30)	(2.86)

Net asset value, end of year	$235.52	$262.10	$237.19	$148.31	$166.74

Total Return(d)
Based on net asset value	(8.72)%	11.75%	62.21%	(9.29)%	8.59%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.47%	1.10%	1.37%	1.69%	1.72%

Supplemental Data
Net assets, end of year (000)	$10,727,904	$12,017,483	$10,958,347	$8,230,988	$9,379,045

Portfolio turnover rate(f)	4%	5%	4%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$119.55	$109.15	$64.10	$86.86	$86.44

Net investment income(a)	2.04	1.62	1.43	1.93	1.67
Net realized and unrealized gain(b)	(13.31)	10.55	45.22	(22.63)	0.70

Net increase from investment operations	(11.27)	12.17	46.65	(20.70)	2.37

Distributions from net investment income(c)	(2.07)	(1.77)	(1.60)	(2.06)	(1.95)

Net asset value, end of year	$106.21	$119.55	$109.15	$64.10	$86.86

Total Return(d)
Based on net asset value	(9.37)%	11.19%	73.40%	(24.28)%	2.78%

Ratios to Average Net Assets(e)
Total expenses	0.23%	0.23%	0.23%	0.24%	0.24%

Net investment income	1.88%	1.39%	1.65%	2.18%	1.93%

Supplemental Data
Net assets, end of year (000)	$12,676,126	$14,907,745	$13,120,026	$8,201,945	$11,218,007

Portfolio turnover rate(f)	19%	21%	25%	20%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Russell 3000	Diversified

Russell Mid-Cap Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Russell 3000

Barclays Bank PLC	$36,953,190	$(36,953,190)	$—		$—

Barclays Capital, Inc.	1,832,774	(1,754,795)	—		77,979

BNP Paribas SA	35,326,598	(34,793,585)	—		533,013

BofA Securities, Inc.	8,210,779	(8,187,016)	—		23,763

Citadel Clearing LLC	3,486,331	(3,397,677)	—		88,654

Citigroup Global Markets, Inc.	20,721,507	(20,491,106)	—		230,401

Credit Suisse Securities (USA) LLC	194,293	(194,293)	—		—

Deutsche Bank Securities, Inc.	226,916	(226,916)	—		—

Goldman Sachs & Co. LLC	48,337,613	(48,205,646)	—		131,967

HSBC Bank PLC	3,650,439	(3,650,439)	—		—

ING Financial Markets LLC	1,073,479	(1,051,155)	—		22,324

J.P. Morgan Securities LLC	16,410,589	(16,410,589)	—		—

Jefferies LLC	2,861,156	(2,861,156)	—		—

Morgan Stanley	27,772,488	(27,665,663)	—		106,825

National Financial Services LLC	1,378,225	(1,378,225)	—		—

Natixis SA	3,396,327	(3,354,132)	—		42,195

Nomura Securities International, Inc.	29,925	(29,925)	—		—

Pershing LLC	26,563	(26,563)	—		—

RBC Capital Market LLC	4,540,780	(4,437,185)	—		103,595

Scotia Capital (USA), Inc.	12,746,855	(12,674,483)	—		72,372

SG Americas Securities LLC	1,831,502	(1,822,414)	—		9,088

State Street Bank & Trust Co.	447,376	(447,376)	—		—

Toronto-Dominion Bank	5,965,269	(5,951,556)	—		13,713

UBS AG	4,063,898	(4,063,898)	—		—

UBS Securities LLC	1,015,846	(1,004,325)	—		11,521

Virtu Americas LLC	119,897	(118,675)	—		1,222

Wells Fargo Bank N.A	3,682,359	(3,682,359)	—		—

Wells Fargo Securities LLC	309,976	(309,976)	—		—

	$246,612,950	$(245,144,318)	$—		$1,468,632

Russell Mid-Cap Value

Barclays Bank PLC	$22,270,522	$(22,218,194)	$—		$52,328

Barclays Capital, Inc.	3,420,835	(3,408,500)	—		12,335

BMO Capital Markets Corp.	43,773	(41,753)	—		2,020

BNP Paribas SA	46,431,870	(46,143,764)	—		288,106

BofA Securities, Inc.	8,632,458	(8,601,913)	—		30,545

Citadel Clearing LLC	7,515,523	(7,452,885)	—		62,638

Citigroup Global Markets, Inc.	11,281,488	(11,182,993)	—		98,495

Goldman Sachs & Co. LLC	104,448,744	(103,987,781)	—		460,963

HSBC Bank PLC	4,842,149	(4,822,881)	—		19,268

ING Financial Markets LLC	620	(618)	—		2

J.P. Morgan Securities LLC	47,450,507	(47,450,507)	—		—

Jefferies LLC	2,342,958	(2,342,958)	—		—

Morgan Stanley	65,454,900	(65,209,595)	—		245,305

National Financial Services LLC	1,207,415	(1,207,159)	—		256

Natixis SA	2,756,124	(2,756,124)	—		—

Nomura Securities International, Inc.	223,300	(223,300)	—		—

RBC Capital Market LLC	10,860,761	(10,852,240)	—		8,521

Scotia Capital (USA), Inc.	1,889,810	(1,875,307)	—		14,503

SG Americas Securities LLC	4,273,696	(4,259,629)	—		14,067

State Street Bank & Trust Co.	1,282	(1,282)	—		—

Toronto-Dominion Bank	2,692,254	(2,605,094)	—		87,160

UBS AG	16,313,442	(16,174,132)	—		139,310

UBS Securities LLC	12,660,066	(12,531,212)	—		128,854

Virtu Americas LLC	584,365	(582,505)	—		1,860

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Russell Mid-Cap Value (continued)
Wells Fargo Bank N.A.	$5,830,355	$(5,813,615)	$—		$16,740
Wells Fargo Securities LLC	6,692,707	(6,692,707)	—		—

	$390,121,924	$(388,438,648)	$—		$1,683,276

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the following fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund, as follows:

iShares ETF	Investment Advisory Fees

Russell 3000	0.20%

For its investment advisory services to the iShares Russell Mid-Cap Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $121 billion	0.2500%

Over $121 billion, up to and including $181 billion	0.2375

Over $181 billion, up to and including $231 billion	0.2257

Over $231 billion, up to and including $281 billion	0.2144

Over $281 billion	0.2037

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Russell 3000	$691,670
Russell Mid-Cap Value	1,679,004

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Russell 3000	$60,672,740	$79,151,900	$(32,716,730)
Russell Mid-Cap Value	1,093,929,606	1,151,782,609	(180,997,540)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Russell 3000	$469,325,775	$472,122,779
Russell Mid-Cap Value	2,482,023,620	2,480,769,070

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements   (continued)

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Russell 3000	$1,406,561,676	$1,482,857,262
Russell Mid-Cap Value	2,665,395,307	3,304,973,984

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Russell 3000	$747,001,355	$(747,001,355)
Russell Mid-Cap Value	1,076,949,017	(1,076,949,017)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022

Russell 3000
Ordinary income	$161,314,568	$135,842,146

Russell Mid-Cap Value
Ordinary income	$252,968,676	$220,370,366

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified late-year losses	(c)	Total

Russell 3000	$(262,843,385)	$2,197,578,361		$—		$1,934,734,976
Russell Mid-Cap Value	(701,035,961)	732,597,544		(50,735)		31,510,848

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell 3000	$8,767,467,483	$3,035,635,806	$(838,043,373)	$2,197,592,433
Russell Mid-Cap Value	12,310,573,076	2,116,052,928	(1,383,351,645)	732,701,283

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

Russell 3000

Shares sold	6,250,000	$1,412,201,639	5,400,000	$1,415,391,570

Shares redeemed	(6,550,000)	(1,528,884,323)	(5,750,000)	(1,500,054,950)

	(300,000)	$(116,682,684)	(350,000)	$(84,663,380)

Russell Mid-Cap Value

Shares sold	25,450,000	$2,683,741,714	16,200,000	$1,882,610,327

Shares redeemed	(30,800,000)	(3,320,809,098)	(11,700,000)	(1,355,436,372)

	(5,350,000)	$(637,067,384)	4,500,000	$527,173,955

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Russell 3000 ETF

iShares Russell Mid-Cap Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income

Russell 3000	$162,979,049

Russell Mid-Cap Value	220,481,463

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income

Russell 3000	$6,142,551

Russell Mid-Cap Value	24,635,138

The following percentages or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Russell 3000	100.00%
Russell Mid-Cap Value	83.65

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell 3000 ETF and iShares Russell Mid-Cap Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	59

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Russell 3000(a)	$3.416108	$—	$0.096410	$3.512518	97%	—%	3%	100%
Russell Mid-Cap Value	2.069501	—	—	2.069501	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Russell 3000 ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4,121 million. This figure is comprised of fixed remuneration of USD 685 million and variable remuneration of USD 3,436 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2,958 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 million. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

iShares Russell 3000 ETF is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

iShares Russell 3000 ETF has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	61

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its  affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information  (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	65

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-306-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•	iShares Mortgage Real Estate ETF | REM | Cboe BZX
•	iShares Residential and Multisector Real Estate ETF | REZ | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Mortgage Real Estate ETF

Investment Objective

The iShares Mortgage Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs) that hold U.S. residential and commercial mortgages, as represented by the FTSE Nareit All Mortgage Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(26.00)%	(4.47)%	(0.30)%	(26.00)%	(20.42)%	(2.92)%
Fund Market	(26.02)	(4.46)	(0.32)	(26.02)	(20.41)	(3.13)
Index	(25.49)	(3.79)	0.29	(25.49)	(17.59)	2.98

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,095.80	$2.51		$1,000.00	$1,022.54	$2.42		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Mortgage Real Estate ETF

Portfolio Management Commentary

Mortgage real estate investment trusts (“REITs”) declined substantially for the reporting period amid sharply rising interest rates. Inflation reached the highest point in four decades before subsiding somewhat, while remaining persistently elevated. The Fed raised interest rates eight times in an attempt to control inflation, sending mortgage rates to a more than 20-year high. Rising borrowing costs made homebuyers more hesitant to take on home loans, and mortgage originations dropped substantially. The fourth quarter of 2022 was the seventh consecutive quarter with fewer originations, which dropped to less than half the level of a year prior. Mortgage refinancing also declined sharply, as higher mortgage rates incentivized homeowners to maintain their current financing.

Higher interest rates weighed on mortgage REITs, which derive their income from the difference between the short-term interest rates at which they borrow funds to purchase securities and the long-term rates they earn on their mortgage investments. As interest rates rise, profit margins for mortgage REITs can narrow or turn negative and the value of their existing mortgage portfolios declines. In addition, the value of the mortgage-backed securities that the REITs hold can go down, and mortgage holders with variable interest rate loans may struggle to meet payment obligations. Mortgage REITs often cut dividend payouts to shareholders when profits fall, reducing their appeal to investors seeking consistent income. Amid a softening economic environment during the reporting period, mortgage REITs built up reserves in anticipation of future credit losses, cutting into earnings.

Equity REITs detracted slightly from the Index’s return. Unlike mortgage REITs, equity REITs own and sometimes operate commercial and residential properties and generate income from rents. Declining revenues stifled profitability in the industry.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Mortgage REITs	100.0%

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Annaly Capital Management, Inc.	17.7%
AGNC Investment Corp.	11.4
Starwood Property Trust, Inc.	10.2
Rithm Capital Corp.	6.9
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4.6
Blackstone Mortgage Trust, Inc., Class A	4.2
Arbor Realty Trust, Inc.	3.8
Two Harbors Investment Corp.	3.4
Chimera Investment Corp.	3.1
Apollo Commercial Real Estate Finance, Inc.	3.1

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Residential and Multisector Real Estate ETF

Investment Objective

The iShares Residential and Multisector Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. residential, healthcare and self-storage real estate equities, as represented by the FTSE Nareit All Residential Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(23.84)%	7.31%	6.79%	(23.84)%	42.28%	92.97%
Fund Market	(23.92)	7.31	6.80	(23.92)	42.29	93.15
Index	(23.54)	7.75	7.20	(23.54)	45.22	100.36

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$999.30	$2.39		$1,000.00	$1,022.54	$2.42		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® Residential and Multisector Real Estate ETF

Portfolio Management Commentary

Residential and multisector real estate investment trusts (“REITs”) declined significantly during the reporting period. Rising interest rates raised the cost for REITs to pay debt held on existing properties and increased the expense of financing new acquisitions. As interest rates rose, bond yields increased, making bonds a more attractive investment option, perceived to have lower risk than the dividends offered by REITs. Because REITs are required to pay out 90% of their earnings in dividends to shareholders each year in order to maintain their tax-free status, they often compete with bonds for yield-seeking investors, particularly when interest rates rise.

Diversified REITs, including those that operate self-storage units, apartment complexes, and senior living complexes, detracted the most from the Index’s performance. The occupancy rates of REITs that own and operate self-storage units declined from levels reached during the COVID-19 pandemic. Demand for self-storage units soared during the pandemic as Americans decluttered their homes and put items into storage to accommodate working, studying, and exercising at home. However, with the widespread usage of vaccines, many people returned to offices and schools. In addition, rising mortgage rates slowed housing sales, lessening the demand for storage rentals during a move. Labor costs, a significant expense for operating storage units, increased as inflationary pressure raised wages. In addition, the costs of materials to build new storage units increased significantly. REITs that own and operate apartment buildings, particularly those operating in large cities with slow post-pandemic real estate market recovery, also detracted from the Index’s performance. REITs that focus on senior living complexes continued to face challenges due to COVID-19 outbreaks, which caused disruptions in the process of new tenants moving into apartments and led to increased expenses for staffing.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Residential REITs	48.0%
Health Care REITs	26.1
Specialized REITs	25.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Public Storage	12.9%
Welltower, Inc.	9.3
AvalonBay Communities, Inc.	6.4
Equity Residential	6.1
Extra Space Storage, Inc.	5.9
Invitation Homes, Inc.	5.2
Sun Communities, Inc.	4.5
Mid-America Apartment Communities, Inc.	4.5
Ventas, Inc.	4.2
UDR, Inc.	3.8

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments March 31, 2023	iShares® Mortgage Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Mortgage REITs — 97.4%
AFC Gamma, Inc.	223,838	$2,721,870
AGNC Investment Corp.	6,537,579	65,898,796
Angel Oak Mortgage REIT, Inc.	163,712	1,195,098
Annaly Capital Management, Inc.	5,356,170	102,356,409
Apollo Commercial Real Estate Finance, Inc.	1,931,248	17,979,919
Arbor Realty Trust, Inc.	1,922,043	22,084,274
Ares Commercial Real Estate Corp.	705,473	6,412,749
ARMOUR Residential REIT, Inc.	2,226,026	11,686,637
Blackstone Mortgage Trust, Inc., Class A	1,375,365	24,550,265
BrightSpire Capital, Inc., Class A	1,287,812	7,598,091
Broadmark Realty Capital, Inc.	1,789,424	8,410,293
Chicago Atlantic Real Estate Finance, Inc.	74,687	1,009,021
Chimera Investment Corp.	3,191,682	18,001,086
Dynex Capital, Inc.	724,962	8,786,539
Ellington Financial, Inc.	870,269	10,625,984
Franklin BSP Realty Trust, Inc.	1,140,266	13,603,373
Granite Point Mortgage Trust, Inc.	713,937	3,541,128
Great Ajax Corp.	296,721	1,952,424
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	928,967	26,568,456
Invesco Mortgage Capital, Inc.	488,982	5,422,810
KKR Real Estate Finance Trust, Inc.	783,861	8,928,177
Ladder Capital Corp., Class A	1,559,343	14,735,791
MFA Financial, Inc.	1,410,666	13,993,807
New York Mortgage Trust, Inc.	1,271,358	12,662,726
Nexpoint Real Estate Finance, Inc.	110,790	1,736,079
Orchid Island Capital, Inc.(a)	514,172	5,517,066
PennyMac Mortgage Investment Trust	1,221,017	15,055,140

Security	Shares	Value

Mortgage REITs (continued)
Ready Capital Corp.	982,273	$9,989,716
Redwood Trust, Inc.	1,554,667	10,478,456
Rithm Capital Corp.	4,960,757	39,686,056
Starwood Property Trust, Inc.	3,338,930	59,065,672
TPG RE Finance Trust, Inc.	947,398	6,878,109
Two Harbors Investment Corp.	1,330,367	19,569,699

		578,701,716

Total Long-Term Investments — 97.4% (Cost: $886,194,815)		578,701,716

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(b)(c)(d)	6,291,044	6,292,932
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(b)(c)	498,399	498,399

Total Short-Term Securities — 1.1% (Cost: $6,791,627)		6,791,331

Total Investments — 98.5% (Cost: $892,986,442)		585,493,047

Other Assets Less Liabilities — 1.5%		8,669,743

Net Assets — 100.0%		$594,162,790

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$23,893	$6,263,406	(a)	$—		$5,933	$(300)	$6,292,932	6,291,044	$88,238	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,230,000	—		(731,601	)(a)	—	—	498,399	498,399	40,093		1

						$5,933	$(300)	$6,791,331		$128,331		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	477	06/16/23	$15,803	$401,484

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Mortgage Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$401,484	$—	$—	$—	$401,484

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023 the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$875,132	$—	$—	$—	$875,132

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$431,409	$—	$—	$—	$431,409

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$16,371,195

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$578,701,716	$—	$—	$578,701,716
Short-Term Securities
Money Market Funds	6,791,331	—	—	6,791,331

	$585,493,047	$—	$—	$585,493,047

Derivative Financial Instruments(a)
Assets
Equity Contracts	$401,484	$—	$—	$401,484

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments March 31, 2023	iShares® Residential and Multisector Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 26.0%
CareTrust REIT, Inc.	174,726	$3,421,135
Community Healthcare Trust, Inc.	41,748	1,527,977
Diversified Healthcare Trust	420,507	567,684
Global Medical REIT, Inc.	107,897	982,942
Healthcare Realty Trust, Inc.	672,500	12,999,425
Healthpeak Properties, Inc.	969,371	21,297,081
LTC Properties, Inc.	70,381	2,472,485
Medical Properties Trust, Inc.	1,053,397	8,658,923
National Health Investors, Inc.	73,672	3,800,002
Omega Healthcare Investors, Inc.	416,831	11,425,338
Physicians Realty Trust	401,928	6,000,785
Sabra Health Care REIT, Inc.	407,032	4,680,868
Universal Health Realty Income Trust	22,532	1,084,014
Ventas, Inc.	606,121	26,275,345
Welltower, Inc.	806,798	57,839,349

		163,033,353

Residential REITs — 47.7%
American Homes 4 Rent, Class A	545,960	17,170,442
Apartment Income REIT Corp.	267,017	9,561,879
Apartment Investment & Management Co., Class A	263,740	2,028,161
AvalonBay Communities, Inc.	238,198	40,031,556
BRT Apartments Corp.	21,261	419,267
Camden Property Trust	183,887	19,278,713
Centerspace	26,512	1,448,351
Elme Communities	154,815	2,764,996
Equity LifeStyle Properties, Inc.	315,026	21,147,695
Equity Residential	631,530	37,891,800
Essex Property Trust, Inc.	114,006	23,843,215
Independence Realty Trust, Inc.	396,006	6,347,976
Invitation Homes, Inc.	1,040,646	32,499,375
Mid-America Apartment Communities, Inc.	184,379	27,848,604

Security	Shares	Value

Residential REITs (continued)
NexPoint Residential Trust, Inc.	39,858	$1,740,599
Sun Communities, Inc.	201,666	28,410,706
UDR, Inc.	581,518	23,877,129
UMH Properties, Inc.	93,270	1,379,463
Veris Residential, Inc.(a)	152,124	2,227,095

		299,917,022

Specialized REITs — 25.7%
CubeSmart	396,471	18,324,890
Extra Space Storage, Inc.	225,949	36,813,870
Life Storage, Inc.	149,212	19,560,201
National Storage Affiliates Trust	150,572	6,290,898
Public Storage	266,677	80,573,789

		161,563,648

Total Long-Term Investments — 99.4% (Cost: $805,596,014)		624,514,023

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(b)(c)	1,066,711	1,066,711

Total Short-Term Securities — 0.2% (Cost: $1,066,711)		1,066,711

Total Investments — 99.6% (Cost: $806,662,725)		625,580,734

Other Assets Less Liabilities — 0.4%		2,761,399

Net Assets — 100.0%		$628,342,133

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(3,683	)(b)	$3,683	$—	$—	—	$14,385	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,910,000	—	(1,843,289	)(b)	—	—	1,066,711	1,066,711	33,788		1

					$3,683	$—	$1,066,711		$48,173		$1

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Residential and Multisector Real Estate ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	113	06/16/23	$3,744	$123,326

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$123,326	$—	$—	$—	$123,326

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(252,333)	$—	$—	$—	$(252,333)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(18,379)	$—	$—	$—	$(18,379)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,010,328

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2023	iShares® Residential and Multisector Real Estate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$624,514,023	$—	$—	$624,514,023
Short-Term Securities
Money Market Funds	1,066,711	—	—	1,066,711

	$625,580,734	$—	$—	$625,580,734

Derivative Financial Instruments(a)
Assets
Equity Contracts	$123,326	$—	$—	$123,326

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2023

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$578,701,716	$624,514,023
Investments, at value — affiliated(c)	6,791,331	1,066,711
Cash	—	11
Cash pledged:
Futures contracts	1,189,000	273,000
Receivables:
Investments sold	621,205	—
Securities lending income — affiliated	10,519	3,308
Dividends — unaffiliated	13,688,074	2,663,641
Dividends — affiliated	4,509	3,869
Variation margin on futures contracts	317,564	74,946

Total assets	601,323,918	628,599,509

LIABILITIES
Bank overdraft	23,843	—
Collateral on securities loaned	6,287,305	—
Payables:
Investments purchased	606,654	—
Investment advisory fees	243,326	257,376

Total liabilities	7,161,128	257,376

NET ASSETS	$594,162,790	$628,342,133

NET ASSETS CONSIST OF:
Paid-in capital	$1,210,906,012	$842,343,833
Accumulated loss	(616,743,222)	(214,001,700)

NET ASSETS	$594,162,790	$628,342,133

NET ASSET VALUE
Shares outstanding	27,200,000	8,900,000

Net asset value	$21.84	$70.60

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$886,194,815	$805,596,014
(b) Securities loaned, at value	$6,156,969	$—
(c) Investments, at cost — affiliated	$6,791,627	$1,066,711

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Operations

Year Ended March 31, 2023

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

INVESTMENT INCOME
Dividends — unaffiliated	$65,319,304	$21,473,974
Dividends — affiliated	40,093	33,788
Securities lending income — affiliated — net	88,238	14,385

Total investment income	65,447,635	21,522,147

EXPENSES
Investment advisory	3,473,169	4,001,380

Total expenses	3,473,169	4,001,380

Net investment income	61,974,466	17,520,767

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(67,975,319)	(26,350,113)
Investments — affiliated	5,933	3,683
Capital gain distributions from underlying funds — affiliated	1	1
Futures contracts	875,132	(252,333)
In-kind redemptions — unaffiliated(a)	5,646,973	44,784,193

	(61,447,280)	18,185,431

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(242,760,832)	(310,762,784)
Investments — affiliated	(300)	—
Futures contracts	431,409	(18,379)

	(242,329,723)	(310,781,163)

Net realized and unrealized loss	(303,777,003)	(292,595,732)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(241,802,537)	$(275,074,965)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Mortgage Real Estate ETF		iShares Residential and Multisector Real Estate ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$61,974,466	$32,106,113	$17,520,767	$15,723,193
Net realized gain (loss)	(61,447,280)	131,124,057	18,185,431	107,107,083
Net change in unrealized appreciation (depreciation)	(242,329,723)	(173,766,987)	(310,781,163)	99,352,430

Net increase (decrease) in net assets resulting from operations	(241,802,537)	(10,536,817)	(275,074,965)	222,182,706

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(61,974,466)	(81,209,640)	(24,693,312)	(18,832,367)
Return of capital	(6,144,140)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(68,118,606)	(81,209,640)	(24,693,312)	(18,832,367)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(71,024,623)	(446,732,193)	(360,163,509)	589,464,681

NET ASSETS
Total increase (decrease) in net assets	(380,945,766)	(538,478,650)	(659,931,786)	792,815,020
Beginning of year	975,108,556	1,513,587,206	1,288,273,919	495,458,899

End of year	$594,162,790	$975,108,556	$628,342,133	$1,288,273,919

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Financial Highlights

(For a share outstanding throughout each period)

	iShares Mortgage Real Estate ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$32.67	$35.20	$18.67	$43.32	$42.48

Net investment income(a)	2.26	0.82	1.38	2.61	3.13
Net realized and unrealized gain (loss)(b)	(10.57)	(1.27)	17.37	(23.51)	1.52

Net increase (decrease) from investment operations	(8.31)	(0.45)	18.75	(20.90)	4.65

Distributions(c)
From net investment income	(2.29)	(2.08)	(1.34)	(2.60)	(3.08)
Return of capital	(0.23)	—	(0.88)	(1.15)	(0.73)

Total distributions	(2.52)	(2.08)	(2.22)	(3.75)	(3.81)

Net asset value, end of year	$21.84	$32.67	$35.20	$18.67	$43.32

Total Return(d)
Based on net asset value	(26.00)%	(1.65)%	103.62%	(51.80)%	11.46%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	8.57%	2.30%	4.94%	6.16%	7.22%

Supplemental Data
Net assets, end of year (000)	$594,163	$975,109	$1,513,587	$593,850	$1,252,029

Portfolio turnover rate(f)	28%	20%	30%	29%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Residential and Multisector Real Estate ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$95.78	$73.95	$55.26	$70.64	$57.61

Net investment income(a)	1.66	1.46	1.51	1.55	1.80
Net realized and unrealized gain (loss)(b)	(24.47)	21.98	19.29	(14.77)	13.45

Net increase (decrease) from investment operations	(22.81)	23.44	20.80	(13.22)	15.25

Distributions(c)
From net investment income	(2.37)	(1.50)	(2.11)	(2.16)	(2.00)
From net realized gain	—	(0.11)	—	—	(0.22)

Total distributions	(2.37)	(1.61)	(2.11)	(2.16)	(2.22)

Net asset value, end of year	$70.60	$95.78	$73.95	$55.26	$70.64

Total Return(d)
Based on net asset value	(23.84)%	31.85%	38.23%	(19.25)%	26.94%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.10%	1.64%	2.36%	2.07%	2.81%

Supplemental Data
Net assets, end of year (000)	$628,342	$1,288,274	$495,459	$331,559	$430,875

Portfolio turnover rate(f)	18%	8%	7%	12%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Mortgage Real Estate	Non-Diversified
Residential and Multisector Real Estate	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds each Fund’s current and accumulated earnings and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earning and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Mortgage Real Estate
Goldman Sachs & Co. LLC	$1,675,960	$(1,675,960)	$—		$—
J.P. Morgan Securities LLC	4,481,009	(4,481,009)	—		—

	$6,156,969	$(6,156,969)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Mortgage Real Estate	0.48%
Residential and Multisector Real Estate	0.48

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury,

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Notes to Financial Statements  (continued)

managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Mortgage Real Estate	$22,232
Residential and Multisector Real Estate	5,828

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Mortgage Real Estate	$16,886,254	$42,064,041	$(15,129,925)
Residential and Multisector Real Estate	40,990,397	45,745,158	(18,773,927)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Mortgage Real Estate	$216,701,578	$204,771,506
Residential and Multisector Real Estate	158,066,541	150,124,435

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Mortgage Real Estate	$476,619,332	$567,116,334
Residential and Multisector Real Estate	192,788,301	565,875,753

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Mortgage Real Estate	$(16,227,988)	$16,227,988
Residential and Multisector Real Estate	32,482,220	(32,482,220)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022
Mortgage Real Estate
Ordinary income	$61,974,466	$81,209,640
Return of capital	6,144,140	—

	$68,118,606	$81,209,640

Residential and Multisector Real Estate
Ordinary income	$24,693,312	$17,568,653
Long term capital gains	—	1,263,714

	$24,693,312	$18,832,367

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Mortgage Real Estate	$(276,754,574)	$(339,988,648)	$(616,743,222)
Residential and Multisector Real Estate	(26,817,079)	(187,184,621)	(214,001,700)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and characterization of corporate actions.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mortgage Real Estate	$925,481,695	$401,485	$(340,390,133)	$(339,988,648)
Residential and Multisector Real Estate	812,765,355	915,938	(188,100,559)	(187,184,621)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

Mortgage Real Estate
Shares sold	18,600,000	$473,627,895	8,400,000	$299,578,675
Shares redeemed	(21,250,000)	(544,652,518)	(21,550,000)	(746,310,868)

	(2,650,000)	$(71,024,623)	(13,150,000)	$(446,732,193)

Residential and Multisector Real Estate
Shares sold	2,150,000	$189,986,614	10,400,000	$926,228,317
Shares redeemed	(6,700,000)	(550,150,123)	(3,650,000)	(336,763,636)

	(4,550,000)	$(360,163,509)	6,750,000	$589,464,681

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund

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Notes to Financial Statements  (continued)

for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Mortgage Real Estate ETF
iShares Residential and Multisector Real Estate ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	27

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income
Mortgage Real Estate	$1,594,738
Residential and Multisector Real Estate	50,635

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income
Mortgage Real Estate	$29,491,485
Residential and Multisector Real Estate	11,921,827

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Mortgage Real Estate	0.98%

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	29

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Mortgage Real Estate(a)	$2.505192	$—	$0.017360	$2.522552	99%	—%	1%	100%
Residential and Multisector Real Estate	2.369643	—	—	2.369643	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-312-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•  iShares Factors US Growth Style ETF | STLG | Cboe BZX

•  iShares Factors US Value Style ETF | STLV | Cboe BZX

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Factors US Growth Style ETF

Investment Objective

The iShares Factors US Growth Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Growth Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(7.47)%	10.41%	(7.47)%	37.47%
Fund Market	(7.70)	10.39	(7.70)	37.39
Index	(7.33)	10.61	(7.33)	38.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/14/20. The first day of secondary market trading was 1/16/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,171.30	$ 1.35		$ 1,000.00	$ 1,023.68	$ 1.26		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Factors US Growth Style ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The consumer discretionary sector detracted the most from the Index’s return. While consumer spending continued to grow, rising inflation drove up costs for companies, and consumers increasingly sought bargains as higher prices eroded personal spending power. Individual savings rates declined, while credit card debt and interest rates rose, further pressuring consumers. A tight labor market amid historically low unemployment also meant higher labor costs for the sector.

Within the sector, the internet and direct marketing retail industry detracted significantly from the Index’s performance. The sharp rise in e-commerce that boosted the industry early in the pandemic waned as more workers returned to the office and brick-and-mortar retailers gained market share. Overbuilding of warehouses during the online shopping surge created excess capacity, which weighed on industry cash flow. Slowing revenue growth from data cloud services further pressured the industry’s profitability, as business customers tried to reduce expenditures amid economic uncertainty.

The information technology sector detracted significantly from the Index’s return, as rising interest rates reduced the current value of future earnings. High inflation and slow economic growth led consumers and businesses to reduce spending on technology products and services. The software and services industry declined, as cuts to corporate information technology budgets reduced revenue growth. Slowing growth in cloud-based software sales, which provide software companies with steady revenue streams, further constrained earnings. On the upside, industrials stocks contributed to the Index’s return, as the capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, size, and low volatility. Reflecting those factor contributions, the Index outperformed the broader market, as represented by the Russell 1000 Growth Index. Security selection in the information technology sector and an underweight position in the communication services sector contributed to the Index’s return for the reporting period.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	48.2%
Consumer Discretionary	16.1
Health Care	10.7
Industrials	8.7
Consumer Staples	5.7
Financials	3.5
Materials	3.2
Communication Services	1.4
Energy	1.2
Other (each representing less than 1%)	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	14.2%
Microsoft Corp.	10.7
Amazon.com, Inc.	3.4
NVIDIA Corp.	3.1
QUALCOMM, Inc.	2.4
AbbVie, Inc.	2.2
Tesla, Inc.	2.0
Merck & Co., Inc.	1.8
Costco Wholesale Corp.	1.8
Louisiana-Pacific Corp.	1.8

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Factors US Value Style ETF

Investment Objective

The iShares Factors US Value Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Value Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(5.40)%	4.64%	(5.40)%	15.85%
Fund Market	(5.67)	4.68	(5.67)	15.70
Index	(5.25)	4.82	(5.25)	16.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/14/20. The first day of secondary market trading was 1/16/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,122.80	$ 1.32		$ 1,000.00	$ 1,023.68	$ 1.26		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® Factors US Value Style ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. U.S. insurance stocks led declines. Despite rising interest rates that can benefit insurance providers, lower earnings pressured the sector. Insurance stocks declined at the end of the reporting period amid concern about unrealized bond investment losses and potential liquidity impacts within the wider global financials sector.

The property and casualty insurance industry detracted from the Index’s return amid rising claims, natural disasters, and price declines on long-term bonds. Stocks in the life and health insurance industry also detracted. Large life insurers reported relatively flat premium and fee revenue, excluding certain pension-related items. At the same time, lower investment income resulting from declining net investment spreads (the difference between interest earned on assets and interest paid on liabilities) and private equity returns reduced annual earnings. Regional banks were also pressured late in the reporting period after the sudden failure of two regional banks led to government intervention to cover depositors and prevent a contagion effect.

The communications services sector also detracted from the Index’s performance, as a telecommunications provider cut its dividend while struggling with a legacy wireline business and a heavy debt load. Stocks in the healthcare sector also faltered during the reporting period, primarily due to weakness in the healthcare equipment and supplies industry. Stocks of a diabetes equipment maker declined, as charges related to closing down U.S. production lines and an ongoing separation from its parent company weighed on earnings. Meanwhile, slow growth and a heavy debt load constrained a maker of dental and spine products. On the upside, industrials stocks contributed, benefiting from government incentives that encouraged investments in additional industrial capacity.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, low size, and low volatility. Reflecting those factor contributions, the Index outperformed the broader market, as represented by the Russell 1000 Value Index. Strong security selection in the financials and information technology sectors drove positive relative performance, while underweight positions in the energy and communication services sectors detracted somewhat.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	21.8%
Health Care	16.1
Industrials	11.9
Consumer Discretionary	9.8
Consumer Staples	9.3
Information Technology	8.0
Energy	6.3
Utilities	5.3
Communication Services	5.0
Materials	4.0
Real Estate	2.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Johnson & Johnson	3.0%
Merck & Co., Inc.	2.6
Vitesse Energy, Inc.	2.2
Verizon Communications, Inc.	2.1
Pfizer, Inc.	1.8
Evercore, Inc., Class A	1.8
Jefferies Financial Group, Inc.	1.8
Lazard Ltd., Class A	1.7
Otis Worldwide Corp.	1.6
Kroger Co.	1.6

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments March 31, 2023	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 2.4%
CH Robinson Worldwide, Inc.	9	$894
Expeditors International of Washington, Inc.	113	12,444
United Parcel Service, Inc., Class B	133	25,801

		39,139

Automobiles — 2.0%
Tesla, Inc.(a)	156	32,364

Beverages — 0.8%
PepsiCo, Inc.	69	12,579

Biotechnology — 4.2%
AbbVie, Inc.	230	36,655
Amgen, Inc.	30	7,252
Moderna, Inc.(a)	94	14,437
Vertex Pharmaceuticals, Inc.(a)	34	10,712

		69,056

Broadline Retail — 3.9%
Amazon.com, Inc.(a)	544	56,190
eBay, Inc.	165	7,321
Nordstrom, Inc.	65	1,057

		64,568

Building Products — 1.3%
Carlisle Cos., Inc.	17	3,843
Masco Corp.	228	11,336
Masterbrand, Inc.(a)	398	3,200
Trex Co., Inc.(a)	78	3,797

		22,176

Capital Markets — 3.2%
Ameriprise Financial, Inc.	43	13,179
FactSet Research Systems, Inc.	7	2,906
MSCI, Inc., Class A	42	23,507
Raymond James Financial, Inc.	144	13,431

		53,023

Chemicals — 1.1%
CF Industries Holdings, Inc.	144	10,439
Chemours Co.	161	4,820
Mosaic Co.	57	2,615
Scotts Miracle-Gro Co.	11	767

		18,641

Communications Equipment — 0.7%
Arista Networks, Inc.(a)	49	8,225
Ubiquiti, Inc.	10	2,717

		10,942

Consumer Staples Distribution & Retail — 3.5%
BJ’s Wholesale Club Holdings, Inc.(a)	162	12,323
Costco Wholesale Corp.	60	29,812
Dollar General Corp.	30	6,314
Target Corp.	55	9,110

		57,559

Containers & Packaging — 0.3%
Sealed Air Corp.	99	4,545

Distributors — 0.2%
Pool Corp.	11	3,767

Diversified Consumer Services — 0.6%
H&R Block, Inc.	264	9,306

Electronic Equipment, Instruments & Components — 0.8%
Arrow Electronics, Inc.(a)	45	5,619

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Jabil, Inc.	54	$4,761
Vontier Corp.	100	2,734

		13,114

Food Products — 1.3%
Hershey Co.	86	21,879

Ground Transportation — 0.3%
Old Dominion Freight Line, Inc.	14	4,772

Health Care Providers & Services — 2.3%
Chemed Corp.	17	9,142
DaVita, Inc.(a)	61	4,948
HCA Healthcare, Inc.	24	6,328
McKesson Corp.	20	7,121
Molina Healthcare, Inc.(a)	26	6,955
UnitedHealth Group, Inc.	9	4,253

		38,747

Hotels, Restaurants & Leisure — 1.7%
Airbnb, Inc., Class A(a)	68	8,459
Domino’s Pizza, Inc.	35	11,545
Yum! Brands, Inc.	61	8,057

		28,061

Household Durables — 0.1%
PulteGroup, Inc.	21	1,224

Household Products — 0.0%
Procter & Gamble Co.	5	743

Independent Power and Renewable Electricity Producers — 0.7%
Vistra Corp.	457	10,968

Insurance — 0.3%
Assurant, Inc.	40	4,803

Interactive Media & Services — 1.2%
Alphabet, Inc., Class A(a)	112	11,618
Alphabet, Inc., Class C, NVS(a)	74	7,696

		19,314

IT Services — 1.1%
Gartner, Inc.(a)	7	2,280
MongoDB, Inc.(a)	8	1,865
VeriSign, Inc.(a)	66	13,948

		18,093

Life Sciences Tools & Services — 1.0%
Maravai LifeSciences Holdings, Inc., Class A(a)	253	3,544
Mettler-Toledo International, Inc.(a)	9	13,772

		17,316

Machinery — 0.8%
AGCO Corp.	2	270
Allison Transmission Holdings, Inc.	210	9,501
Otis Worldwide Corp.	47	3,967

		13,738

Media — 0.2%
Liberty Broadband Corp., Class A(a)	43	3,531

Oil, Gas & Consumable Fuels — 1.2%
Devon Energy Corp.	210	10,628
Range Resources Corp.	321	8,497

		19,125

Paper & Forest Products — 1.8%
Louisiana-Pacific Corp.	537	29,111

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Care Products — 0.0%
Estee Lauder Cos., Inc., Class A	3	$739

Pharmaceuticals — 3.1%
Eli Lilly & Co.	63	21,636
Merck & Co., Inc.	285	30,321

		51,957

Professional Services — 2.3%
Booz Allen Hamilton Holding Corp., Class A	270	25,026
FTI Consulting, Inc.(a)	22	4,342
Paychex, Inc.	41	4,698
Robert Half International, Inc.	51	4,109

		38,175

Residential REITs — 0.4%
Apartment Income REIT Corp.	171	6,123

Semiconductors & Semiconductor Equipment — 9.0%
Allegro MicroSystems, Inc.(a)	170	8,158
Broadcom, Inc.	26	16,680
KLA Corp.	18	7,185
Lattice Semiconductor Corp.(a)	77	7,353
NVIDIA Corp.	184	51,110
QUALCOMM, Inc.	309	39,422
Teradyne, Inc.	33	3,548
Texas Instruments, Inc.	88	16,369

		149,825

Software — 20.3%
Adobe, Inc.(a)	4	1,541
Aspen Technology, Inc.(a)	31	7,095
Atlassian Corp., Class A(a)	138	23,621
Cadence Design Systems, Inc.(a)	94	19,748
Crowdstrike Holdings, Inc., Class A(a)	131	17,981
Dropbox, Inc., Class A(a)	125	2,703
Fair Isaac Corp.(a)	25	17,567
Fortinet, Inc.(a)	258	17,147
HubSpot, Inc.(a)	6	2,573
Intuit, Inc.	2	892
Manhattan Associates, Inc.(a)	124	19,201
Microsoft Corp.	614	177,016
Nutanix, Inc., Class A(a)	116	3,015
Oracle Corp.	30	2,788
Palo Alto Networks, Inc.(a)	19	3,795
Smartsheet, Inc., Class A(a)	154	7,361
Synopsys, Inc.(a)	16	6,180
Teradata Corp.(a)	49	1,974
Zscaler, Inc.(a)	39	4,556

		336,754

Specialized REITs — 0.3%
Public Storage	14	4,230
SBA Communications Corp.	1	261

		4,491

Security	Shares	Value

Specialty Retail — 6.5%
AutoZone, Inc.(a)	6	$14,749
Best Buy Co., Inc.	132	10,332
Home Depot, Inc.	58	17,117
Leslie’s, Inc.(a)	390	4,294
Lowe’s Cos., Inc.	92	18,397
O’Reilly Automotive, Inc.(a)	2	1,698
Tractor Supply Co.	26	6,111
Victoria’s Secret & Co.(a)	291	9,938
Wayfair, Inc., Class A(a)(b)	75	2,575
Williams-Sonoma, Inc.	180	21,899

		107,110

Technology Hardware, Storage & Peripherals — 16.2%
Apple Inc.	1,423	234,653
HP, Inc.	760	22,306
NetApp, Inc.	181	11,557
Pure Storage, Inc., Class A(a)	10	255

		268,771

Textiles, Apparel & Luxury Goods — 1.2%
Deckers Outdoor Corp.(a)	35	15,734
Lululemon Athletica, Inc.(a)	3	1,093
NIKE, Inc., Class B	31	3,802

		20,629

Trading Companies & Distributors — 1.6%
Watsco, Inc.	25	7,954
WW Grainger, Inc.	27	18,598

		26,552

Total Long-Term Investments — 99.9% (Cost: $1,736,326)		1,653,330

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	1,703	1,703
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	1,256	1,256

Total Short-Term Securities — 0.2% (Cost: $2,959)		2,959

Total Investments — 100.1% (Cost: $1,739,285)		1,656,289
Liabilities in Excess of Other Assets — (0.1)%		(1,301)

Net Assets — 100.0%		$1,654,988

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2023	iShares® Factors US Growth Style ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,274	$—		$(2,580	)(a)	$10	$(1)	$1,703	1,703	$102	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	—	1,256	(a)	—		—	—	1,256	1,256	75		—

						$10	$(1)	$2,959		$177		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,653,330	$—	$—	$1,653,330
Short-Term Securities
Money Market Funds	2,959	—	—	2,959

	$1,656,289	$—	$—	$1,656,289

See notes to financial statements.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Northrop Grumman Corp.	23	$10,620

Air Freight & Logistics — 2.8%
CH Robinson Worldwide, Inc.	145	14,409
Expeditors International of Washington, Inc.	252	27,750
FedEx Corp.	109	24,905
United Parcel Service, Inc., Class B	235	45,588

		112,652

Banks — 2.3%
Citigroup, Inc.	545	25,555
JPMorgan Chase & Co.	234	30,493
Popular, Inc.	608	34,905

		90,953

Biotechnology — 2.2%
Amgen, Inc.	80	19,340
Biogen, Inc.(a)	16	4,448
Gilead Sciences, Inc.	370	30,699
Moderna, Inc.(a)	212	32,559
Vertex Pharmaceuticals, Inc.(a)	7	2,206

		89,252

Broadline Retail — 1.3%
eBay, Inc.	296	13,134
Kohl’s Corp.	262	6,167
Macy’s, Inc.	1,891	33,074

		52,375

Building Products — 2.2%
Builders FirstSource, Inc.(a)	44	3,906
Lennox International, Inc.	136	34,174
Masco Corp.	519	25,805
Masterbrand, Inc.(a)	2,327	18,709
Owens Corning	67	6,419

		89,013

Capital Markets — 8.4%
Evercore, Inc., Class A	631	72,805
Franklin Resources, Inc.	420	11,315
Goldman Sachs Group, Inc.	96	31,403
Interactive Brokers Group, Inc., Class A	41	3,385
Jefferies Financial Group, Inc.	2,207	70,050
Lazard Ltd., Class A	2,002	66,286
Morgan Stanley	150	13,170
MSCI, Inc., Class A	32	17,910
Raymond James Financial, Inc.	202	18,840
State Street Corp.	74	5,601
Virtu Financial, Inc., Class A	1,343	25,383

		336,148

Chemicals — 0.6%
Chemours Co.	304	9,102
Huntsman Corp.	378	10,342
Mosaic Co.	68	3,120

		22,564

Commercial Services & Supplies — 0.6%
Republic Services, Inc.	160	21,635
Waste Management, Inc.	25	4,079

		25,714

Communications Equipment — 1.2%
Cisco Systems, Inc.	168	8,782
Juniper Networks, Inc.	56	1,928

Security	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	103	$29,471
Ubiquiti, Inc.	29	7,879

		48,060

Consumer Finance — 3.0%
Ally Financial, Inc.	1,428	36,400
American Express Co.	78	12,866
Capital One Financial Corp.	143	13,751
OneMain Holdings, Inc.	568	21,061
SLM Corp.	1,002	12,415
Synchrony Financial	861	25,038

		121,531

Consumer Staples Distribution & Retail — 4.6%
Albertsons Cos., Inc., Class A	2,366	49,165
BJ’s Wholesale Club Holdings, Inc.(a)	176	13,388
Kroger Co.	1,249	61,663
Target Corp.	41	6,791
Walmart, Inc.	359	52,935

		183,942

Containers & Packaging — 0.7%
Amcor PLC	1,165	13,258
Silgan Holdings, Inc.	282	15,135

		28,393

Diversified Consumer Services — 0.8%
H&R Block, Inc.	689	24,287
Service Corp. International	86	5,915

		30,202

Diversified Telecommunication Services — 3.0%
AT&T Inc.	779	14,996
Lumen Technologies, Inc.	7,835	20,763
Verizon Communications, Inc.	2,126	82,680

		118,439

Electric Utilities — 2.8%
American Electric Power Co., Inc.	41	3,730
Avangrid, Inc.	14	558
Entergy Corp.	232	24,996
Hawaiian Electric Industries, Inc.	609	23,386
IDACORP, Inc.	91	9,858
NRG Energy, Inc.	507	17,385
Pinnacle West Capital Corp.	178	14,105
Southern Co.	29	2,018
Xcel Energy, Inc.	253	17,062

		113,098

Electrical Equipment — 0.8%
Acuity Brands, Inc.	33	6,030
nVent Electric PLC	604	25,936

		31,966

Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc.	28	1,266
Jabil, Inc.	18	1,587
Vontier Corp.	216	5,905

		8,758

Entertainment — 0.1%
Electronic Arts, Inc.	22	2,650
Take-Two Interactive Software, Inc.(a)	3	358

		3,008

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2023	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services — 1.4%
Voya Financial, Inc.	474	$33,872
Western Union Co.	1,892	21,096

		54,968

Food Products — 2.4%
Campbell Soup Co.	111	6,103
Flowers Foods, Inc.	1,438	39,416
General Mills, Inc.	81	6,922
Hershey Co.	113	28,748
J M Smucker Co.	106	16,681

		97,870

Gas Utilities — 0.1%
National Fuel Gas Co.	90	5,197

Ground Transportation — 1.2%
Avis Budget Group, Inc.(a)(b)	65	12,662
RXO, Inc.(a)	453	8,897
Schneider National, Inc., Class B	947	25,332

		46,891

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories	225	22,783

Health Care Providers & Services — 3.1%
Chemed Corp.	18	9,679
CVS Health Corp.	694	51,571
Enhabit, Inc.(a)	838	11,657
HCA Healthcare, Inc.	58	15,293
McKesson Corp.	60	21,363
Molina Healthcare, Inc.(a)	38	10,165
Premier, Inc., Class A	107	3,464

		123,192

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	327	7,184

Hotels, Restaurants & Leisure — 2.2%
Domino’s Pizza, Inc.	73	24,080
McDonald’s Corp.	92	25,724
Yum! Brands, Inc.	285	37,643

		87,447

Household Durables — 0.2%
Newell Brands, Inc.	518	6,444

Household Products — 0.3%
Procter & Gamble Co.	84	12,490

Independent Power and Renewable Electricity Producers — 0.4%
Vistra Corp.	605	14,520

Insurance — 6.7%
Aflac, Inc.	185	11,936
Allstate Corp.	66	7,313
American Financial Group, Inc.	192	23,328
Assurant, Inc.	50	6,004
Assured Guaranty Ltd.	406	20,410
Axis Capital Holdings Ltd.	233	12,703
Brighthouse Financial, Inc.(a)	381	16,806
CNA Financial Corp.	169	6,596
F&G Annuities & Life, Inc.	2,527	45,789
Fidelity National Financial, Inc., Class A	423	14,775
Hanover Insurance Group, Inc.	16	2,056
Hartford Financial Services Group, Inc.	64	4,460
Loews Corp.	549	31,853
MetLife, Inc.	439	25,436
Principal Financial Group, Inc.	30	2,230
Travelers Cos., Inc.	9	1,543

Security	Shares	Value

Insurance (continued)
Unum Group	300	$11,868
White Mountains Insurance Group Ltd.	15	20,662

		265,768

Interactive Media & Services — 1.1%
Meta Platforms, Inc., Class A(a)	205	43,448

IT Services — 1.0%
VeriSign, Inc.(a)	180	38,039

Leisure Products — 0.4%
Hasbro, Inc.	298	16,000

Life Sciences Tools & Services — 1.0%
Danaher Corp.	83	20,919
Thermo Fisher Scientific, Inc.	32	18,444

		39,363

Machinery — 2.5%
AGCO Corp.	46	6,219
Allison Transmission Holdings, Inc.	633	28,637
Esab Corp.	45	2,658
Illinois Tool Works, Inc.	1	243
Otis Worldwide Corp.	739	62,372

		100,129

Media — 0.9%
Altice U.S.A., Inc., Class A(a)	2,207	7,548
Comcast Corp., Class A	451	17,097
Omnicom Group, Inc.	11	1,038
Sirius XM Holdings, Inc.(b)	2,169	8,611

		34,294

Metals & Mining — 1.2%
Nucor Corp.	74	11,431
Reliance Steel & Aluminum Co.	63	16,175
Steel Dynamics, Inc.	177	20,011
United States Steel Corp.	53	1,383

		49,000

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
AGNC Investment Corp.	82	827

Multi-Utilities — 2.0%
Ameren Corp.	364	31,446
CMS Energy Corp.	76	4,665
Consolidated Edison, Inc.	167	15,977
NiSource, Inc.	309	8,639
WEC Energy Group, Inc.	182	17,252

		77,979

Office REITs — 0.7%
JBG SMITH Properties	116	1,747
SL Green Realty Corp.	926	21,779
Vornado Realty Trust	262	4,027

		27,553

Oil, Gas & Consumable Fuels — 6.2%
Antero Midstream Corp.	3,781	39,663
APA Corp.	45	1,623
Chesapeake Energy Corp.	783	59,539
Coterra Energy, Inc.	454	11,141
Devon Energy Corp.	576	29,151
DT Midstream, Inc.	269	13,281
Range Resources Corp.	218	5,770
Vitesse Energy, Inc.	4,691	89,270

		249,438

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products — 1.5%
Louisiana-Pacific Corp.	1,087	$58,926

Pharmaceuticals — 9.1%
Bristol-Myers Squibb Co.	603	41,794
Eli Lilly & Co.	69	23,696
Johnson & Johnson	760	117,800
Merck & Co., Inc.	962	102,347
Organon & Co.	25	588
Pfizer, Inc.	1,800	73,440
Royalty Pharma PLC, Class A	158	5,693

		365,358

Professional Services — 0.9%
Dun & Bradstreet Holdings, Inc.	1,077	12,644
FTI Consulting, Inc.(a)	82	16,183
ManpowerGroup, Inc.	25	2,063
Robert Half International, Inc.	65	5,237

		36,127

Residential REITs — 0.5%
Equity Residential	313	18,780

Retail REITs — 0.1%
Brixmor Property Group, Inc.	251	5,402

Semiconductors & Semiconductor Equipment — 1.4%
Cirrus Logic, Inc.(a)	120	13,126
Texas Instruments, Inc.	241	44,828

		57,954

Software — 1.6%
Dropbox, Inc., Class A(a)	644	13,923
Manhattan Associates, Inc.(a)	185	28,647
Nutanix, Inc., Class A(a)	365	9,487
Oracle Corp.	16	1,487
Teradata Corp.(a)	290	11,681

		65,225

Specialized REITs — 1.0%
Public Storage	64	19,337
SBA Communications Corp.	82	21,408

		40,745

Specialty Retail — 3.8%
AutoNation, Inc.(a)	151	20,288
AutoZone, Inc.(a)	5	12,291
Bath & Body Works, Inc.	170	6,219
Best Buy Co., Inc.	155	12,132
Dick’s Sporting Goods, Inc.	105	14,898
Home Depot, Inc.	55	16,231
Leslie’s, Inc.(a)	520	5,725
Lowe’s Cos., Inc.	78	15,598

Security	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive, Inc.(a)	1	$849
Victoria’s Secret & Co.(a)	479	16,358
Wayfair, Inc., Class A(a)(b)	22	755
Williams-Sonoma, Inc.	254	30,902

		152,246

Technology Hardware, Storage & Peripherals — 2.5%
Hewlett Packard Enterprise Co.	3,474	55,341
HP, Inc.	1,576	46,255

		101,596

Textiles, Apparel & Luxury Goods — 1.2%
Carter’s, Inc.	74	5,322
Columbia Sportswear Co.	197	17,777
Deckers Outdoor Corp.(a)	51	22,927

		46,026

Tobacco — 1.9%
Altria Group, Inc.	692	30,877
Philip Morris International, Inc.	471	45,805

		76,682

Trading Companies & Distributors — 0.5%
MSC Industrial Direct Co., Inc., Class A	21	1,764
Watsco, Inc.	55	17,499

		19,263

Total Long-Term Investments — 99.7% (Cost: $4,245,074)		3,981,842

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	22,037	22,043
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	5,487	5,487

Total Short-Term Securities — 0.7% (Cost: $27,530)		27,530

Total Investments — 100.4% (Cost: $4,272,604)		4,009,372
Liabilities in Excess of Other Assets — (0.4)%		(14,445)

Net Assets — 100.0%		$3,994,927

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2023	iShares® Factors US Value Style ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$105,560	$—	$(83,574	)(a)	$74	$(17)	$22,043	22,037	$674	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	—	(4,513	)(a)	—	—	5,487	5,487	175		—

					$74	$(17)	$27,530		$849		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,981,842	$—	$—	$3,981,842
Short-Term Securities
Money Market Funds	27,530	—	—	27,530

	$4,009,372	$—	$—	$4,009,372

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2023

	iShares Factors US Growth Style ETF	iShares Factors US Value Style ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,653,330	$3,981,842
Investments, at value — affiliated(c)	2,959	27,530
Cash	66	2
Receivables:
Investments sold	51	17,996
Securities lending income — affiliated	—	43
Dividends — unaffiliated	686	6,087
Dividends — affiliated	8	31

Total assets	1,657,100	4,033,531

LIABILITIES
Collateral on securities loaned	1,725	22,085
Payables:
Investments purchased	51	15,680
Investment advisory fees	336	839

Total liabilities	2,112	38,604

NET ASSETS	$1,654,988	$3,994,927

NET ASSETS CONSIST OF:
Paid-in capital	$2,659,925	$5,172,151
Accumulated loss	(1,004,937)	(1,177,224)

NET ASSETS	$1,654,988	$3,994,927

NET ASSET VALUE
Shares outstanding	50,000	150,000

Net asset value	$33.10	$26.63

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$1,736,326	$4,245,074
(b) Securities loaned, at value	$1,751	$21,712
(c) Investments, at cost — affiliated	$2,959	$27,530

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Operations

Year Ended March 31, 2023

	iShares Factors US Growth Style ETF	iShares Factors US Value Style ETF

INVESTMENT INCOME
Dividends — unaffiliated	$37,086	$149,722
Dividends — affiliated	75	175
Securities lending income — affiliated — net	102	674
Foreign taxes withheld	—	(146)

Total investment income	37,263	150,425

EXPENSES
Investment advisory	7,385	12,818

Total expenses	7,385	12,818

Net investment income	29,878	137,607

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(311,310)	(682,582)
Investments — affiliated	10	74
In-kind redemptions — unaffiliated(a)	(444,383)	309,605

	(755,683)	(372,903)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	121,880	(21,263)
Investments — affiliated	(1)	(17)

	121,879	(21,280)

Net realized and unrealized loss	(633,804)	(394,183)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(603,926)	$(256,576)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Factors US Growth Style ETF		iShares Factors US Value Style ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$29,878	$36,997	$137,607	$175,589
Net realized gain (loss)	(755,683)	1,652,570	(372,903)	2,079,050
Net change in unrealized appreciation (depreciation)	121,879	(1,206,725)	(21,280)	(1,743,608)

Net increase (decrease) in net assets resulting from operations	(603,926)	482,842	(256,576)	511,031

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(31,710)	(43,421)	(136,086)	(173,963)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(3,168,344)	167,748	(2,875,406)	62,505

NET ASSETS

Total increase (decrease) in net assets	(3,803,980)	607,169	(3,268,068)	399,573
Beginning of year	5,458,968	4,851,799	7,262,995	6,863,422

End of year	$1,654,988	$5,458,968	$3,994,927	$7,262,995

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

	iShares Factors US Growth Style ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Period From 01/14/20 to 03/31/20	(a)

Net asset value, beginning of period	$36.39	$32.35	$20.27	$24.96

Net investment income(b)	0.32	0.24	0.25	0.06
Net realized and unrealized gain (loss)(c)	(3.08)	4.06	12.08	(4.69)

Net increase (decrease) from investment operations	(2.76)	4.30	12.33	(4.63)

Distributions(d)
From net investment income	(0.53)	(0.26)	(0.25)	(0.06)
Return of capital	—	—	—	(0.00	)(e)

Total distributions	(0.53)	(0.26)	(0.25)	(0.06)

Net asset value, end of period	$33.10	$36.39	$32.35	$20.27

Total Return(f)
Based on net asset value	(7.47)%	13.28%	61.00%	(18.54	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.25%	0.25%	0.25%	0.25	%(i)

Net investment income	1.01%	0.66%	0.88%	1.20	%(i)

Supplemental Data
Net assets, end of period (000)	$1,655	$5,459	$4,852	$4,054

Portfolio turnover rate(j)	67%	111%	103%	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Factors US Value Style ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Period From 01/14/20 to 03/31/20	(a)

Net asset value, beginning of period	$29.05	$27.45	$17.46	$25.09

Net investment income(b)	0.73	0.69	0.51	0.15
Net realized and unrealized gain (loss)(c)	(2.33)	1.58	10.06	(7.65)

Net increase (decrease) from investment operations	(1.60)	2.27	10.57	(7.50)

Distributions from net investment income(d)	(0.82)	(0.67)	(0.58)	(0.13)

Net asset value, end of period	$26.63	$29.05	$27.45	$17.46

Total Return(e)
Based on net asset value	(5.40)%	8.28%	61.25%	(29.87	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%	0.25%	0.25%	0.25	%(h)

Net investment income	2.69%	2.37%	2.29%	3.09	%(h)

Supplemental Data
Net assets, end of period (000)	$3,995	$7,263	$6,863	$3,492

Portfolio turnover rate(i)	109%	104%	148%	16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Factors US Growth Style	Non-Diversified
Factors US Value Style	Diversified(a)

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Factors US Growth Style
Morgan Stanley	$1,751	$(1,725)	$—		$26

Factors US Value Style
Barclays Capital, Inc.	$123	$(123)	$—		$—
Jefferies LLC	3,446	(3,446)	—		—
Morgan Stanley	5,676	(5,676)	—		—
UBS Securities LLC	12,467	(12,262)	—		205

	$21,712	$(21,507)	$—		$205

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Factors US Growth Style	0.25%
Factors US Value Style	0.25

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Factors US Growth Style	$34
Factors US Value Style	174

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Factors US Growth Style	$59,649	$36,478	$(8,853)
Factors US Value Style	607,502	644,320	(79,950)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Factors US Growth Style	$2,059,233	$2,105,043
Factors US Value Style	5,586,068	5,579,390

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Factors US Growth Style	$7,167,369	$10,283,479
Factors US Value Style	1,473,314	4,346,436

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Factors US Growth Style	$(523,117)	$523,117
Factors US Value Style	168,954	(168,954)

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022
Factors US Growth Style
Ordinary income	$31,710	$43,421

Factors US Value Style
Ordinary income	$136,086	$173,963

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Factors US Growth Style	$147	$(899,128)	$(105,956)	$ (1,004,937)
Factors US Value Style	3,605	(863,481)	(317,348)	(1,177,224)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the characterization of corporate actions, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Factors US Growth Style	$1,762,245	$69,176	$(175,132)	$(105,956)
Factors US Value Style	4,326,720	171,910	(489,258)	(317,348)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount
Factors US Growth Style
Shares sold	200,000	$6,596,262	450,000	$16,814,770
Shares redeemed	(300,000)	(9,764,606)	(450,000)	(16,647,022)

	(100,000)	$(3,168,344)	—	$167,748

Factors US Value Style
Shares sold	50,000	$1,458,535	450,000	$13,270,839
Shares redeemed	(150,000)	(4,333,941)	(450,000)	(13,208,334)

	(100,000)	$(2,875,406)	—	$62,505

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Factors US Growth Style ETF

iShares Factors US Value Style ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income
Factors US Growth Style	$32,736
Factors US Value Style	135,895

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income
Factors US Growth Style	$110
Factors US Value Style	3,167

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Factors US Growth Style	100.00%
Factors US Value Style	98.28

I M P O R T A N T T A X I N F O R M A T I O N	29

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Factors US Growth Style ETF and iShares Factors US Value Style ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Factors US Growth Style(a)	$0.498387	$—	$0.030110	$0.528497	94%	—%	6%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	31

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Trustee and Officer Information  (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with teh company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-314-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•	iShares ESG Screened S&P 500 ETF | XVV | Cboe BZX

•	iShares ESG Screened S&P Mid-Cap ETF | XJH | Cboe BZX

•	iShares ESG Screened S&P Small-Cap ETF | XJR | Cboe BZX

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended March 31, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -8.58%. Elevated inflation and rapid tightening of monetary policy dampened growth and weighed on equities. Higher interest rates drove bond yields higher and increased borrowing costs for businesses and consumers. Equities began to recover in the second half of the reporting period, as the broader economy remained resilient and the pace of inflation declined. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value. This drove concern among investors about the resiliency of the financial system in the face of rapidly rising interest rates. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at multi-decade highs. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. But the rate of inflation began to decline as the reporting period wore on, decelerating for nine consecutive months beginning in July 2022. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, and many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® ESG Screened S&P 500 ETF

Investment Objective

The iShares ESG Screened S&P 500 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P 500 Substainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(8.72)%	9.58%	(8.72)%	25.97%

Fund Market	(8.79)	9.57	(8.79)	25.95

Index	(8.66)	9.68	(8.66)	26.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,161.30	$ 0.43		$ 1,000.00	$ 1,024.53	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® ESG Screened S&P 500 ETF

Portfolio Management Commentary

Globally, bonds and equities that factor in companies’ ESG characteristics continued to attract investment flows, although the pace of investment slowed significantly in 2022. In the U.S., the country passed its largest ever climate appropriation, designed to encourage clean energy adoption with spending and tax credits.

In this environment the Parent Index, the S&P 500, posted a decline for the reporting period. The consumer discretionary sector detracted the most from the Index’s return, led by the internet and direct marketing retail industry. The sharp rise in e-commerce that boosted the industry early in the pandemic waned as more workers returned to the office and brick-and-mortar retailers gained market share. The automobiles industry also declined, amid concerns about the market for electric vehicles in the weakening economy.

The communication services sector also detracted from the Index’s performance, as the rising interest rate environment negatively impacted the interactive media and services industry. Demand for online advertisements slowed as businesses cut back on marketing expenditures.

The information technology sector, especially the software and services and technology hardware and equipment industries, also detracted. A sharp rise in interest rates reduced the current value of future earnings, as well as investors’ growth expectations. The financials sector also detracted from Index’s performance.

In terms of relative performance, the Index underperformed the broader market, as represented by the S&P 500 Index, while tracking it relatively closely. Relative to the broader market, the screening process leads to modest overweights and underweights that can affect returns. An overweight in the declining consumer discretionary sector and an underweight in the rising energy sector were the primary detractors. Overall, security selection contributed to relative performance, while sector allocation detracted from relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	29.0%
Health Care	14.4
Financials	13.9
Consumer Discretionary	11.3
Communication Services	9.1
Industrials	7.1
Consumer Staples	6.6
Real Estate	2.9
Materials	2.8
Utilities	1.6
Energy	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	8.0%
Microsoft Corp.	7.0
Amazon.com, Inc.	3.0
NVIDIA Corp.	2.2
Alphabet, Inc., Class A	2.0
Tesla, Inc.	1.8
Berkshire Hathaway, Inc., Class B	1.8
Alphabet, Inc., Class C, NVS	1.8
Meta Platforms, Inc., Class A	1.5
UnitedHealth Group, Inc.	1.4

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF

Investment Objective

The iShares ESG Screened S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P MidCap 400 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(5.35)%	14.11%	(5.35)%	39.54%

Fund Market	(5.58)	14.08	(5.58)	39.43

Index	(5.29)	14.28	(5.29)	40.04

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,153.70	$ 0.64		$ 1,000.00	$ 1,024.33	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® ESG Screened S&P Mid-Cap ETF

Portfolio Management Commentary

Equities that consider companies’ environmental, social, and governance (“ESG”) characteristics continued to attract investment flows, although the pace of investment slowed significantly in 2022. In the U.S., the country passed its largest ever climate appropriation bill, designed to encourage clean energy adoption with spending and tax credits.

The Parent Index, the S&P 400, declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The real estate sector detracted the most from the Index’s return, amid higher interest rates and changing usage patterns. Office real estate investment trusts (“REITs”) declined amid an ongoing oversupply of office space due to the shift toward remote work. In addition, analysts’ concerns about the solvency of several large tenants of medical facilities had a negative impact on the healthcare REIT industry.

The financials sector also detracted significantly from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges that outweighed the benefits of being able to charge more for loans, including the slowing economy and the sudden failure of two regional banks.

The healthcare sector also detracted from the Index’s return. Healthcare equipment manufacturers faced challenges in meeting demand, while healthcare providers endured labor market tightness and higher financing costs.

On the upside, the industrials sector contributed to the Index’s return, as the capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity. The machinery industry benefited from increased efficiency and supply chain improvements, while investments in prefabrication capabilities boosted construction and engineering companies.

In terms of relative performance, the ETF slightly underperformed the broader market, as represented by the S&P 400 Index, while tracking it relatively closely. Relative to the broader market, the screening process leads to modest overweights and underweights that can affect returns. For the reporting period, security selection in the healthcare sector was the primary detractor, while a large underweight in the energy sector contributed to relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	22.7%
Financials	15.2
Consumer Discretionary	15.0
Information Technology	11.5
Health Care	10.4
Real Estate	8.5
Materials	7.0
Consumer Staples	3.5
Communication Services	2.3
Utilities	2.3
Energy	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Axon Enterprise, Inc.	0.8%
Reliance Steel & Aluminum Co.	0.8
Lattice Semiconductor Corp.	0.7
Builders FirstSource, Inc.	0.7
Hubbell, Inc.	0.7
Graco, Inc.	0.6
Deckers Outdoor Corp.	0.6
Jabil, Inc.	0.6
AECOM	0.6
Carlisle Cos., Inc.	0.6

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF

Investment Objective

The iShares ESG Screened S&PSmall-Cap ETF(the “Fund”) seeks to track the investment results if an index composed of small-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P SmallCap 600 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(9.08)%	14.44%	(9.08)%	40.55%

Fund Market	(9.12)	14.42	(9.12)	40.49

Index	(9.04)	14.87	(9.04)	41.84

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,117.40	$ 0.63		$ 1,000.00	$ 1,024.33	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023 (continued)	iShares® ESG Screened S&P Small-Cap ETF

Portfolio Management Commentary

Equities that consider companies’ environmental, social, and governance (“ESG”) characteristics continued to attract investment flows, although the pace of investment slowed significantly in 2022.In the U.S., the country passed its largest ever climate appropriation bill, designed to encourage clean energy adoption with spending and tax credits.

The Parent Index, the S&P 600, declined for the reporting period, as high inflation and tighter financial conditions impeded economic growth and weighed on equities. The financials sector detracted the most from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. Although higher interest rates typically support bank profitability, sharp increases in interest rates during the reporting period due to persistently high inflation raised concerns among investors about the long-term effect on loan growth and credit losses. Healthcare also detracted from Index’s performance. The sudden failure of two regional banks late in the reporting period further pressured bank stocks, leading to government intervention to cover depositors and prevent a contagion effect.

The real estate sector also detracted from the Index’s return, as higher interest rates and changing usage patterns weighed on equity real estate investment trusts (“REITs”). REITs typically take on substantial debt in order to finance the purchase of the properties they manage. Higher interest rates make financing more expensive for REITs.

On the upside, the consumer staples and industrials sectors contributed modestly to the Index’s return despite the significant decline of the broader market. The beverages industry gained amid consumers’ increasing purchases of packaged products relative to fresh foods, while the capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity.

In terms of relative performance, the Index modestly underperformed the broader market, as represented by the S&P 600 Index, while tracking it relatively closely. Relative to the broader market, the screening process leads to modest overweights and underweights that can affect returns. During the reporting period, security selection in the industrials and financials sectors were modest detractors while an underweight to energy contributed positively.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	17.2%
Financials	15.6
Information Technology	15.0
Consumer Discretionary	14.6
Health Care	11.6
Real Estate	7.1
Materials	6.3
Consumer Staples	5.8
Energy	2.7
Communication Services	2.3
Utilities	1.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Rambus, Inc.	0.7%
SPS Commerce, Inc.	0.7
Applied Industrial Technologies, Inc.	0.7
Ensign Group, Inc.	0.7
Comfort Systems U.S.A., Inc.	0.7
ATI, Inc.	0.6
Asbury Automotive Group, Inc.	0.6
Axcelis Technologies, Inc.	0.5
Onto Innovation, Inc.	0.5
Insight Enterprises, Inc.	0.5

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments March 31, 2023	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Howmet Aerospace, Inc.	1,545	$65,461
TransDigm Group, Inc.	215	158,466

		223,927

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	485	48,195
Expeditors International of Washington, Inc.	663	73,010
FedEx Corp.	978	223,463
United Parcel Service, Inc., Class B	3,067	594,967

		939,635

Automobile Components — 0.1%
Aptiv PLC(a)	1,141	128,009
BorgWarner, Inc.	986	48,422

		176,431

Automobiles — 2.1%
Ford Motor Co.	16,461	207,409
General Motors Co.	5,883	215,788
Tesla, Inc.(a)	11,308	2,345,958

		2,769,155

Banks — 3.0%
Bank of America Corp.	29,351	839,439
Citigroup, Inc.	8,141	381,731
Citizens Financial Group, Inc.	2,072	62,927
Comerica, Inc.	533	23,143
Fifth Third Bancorp	2,892	77,043
First Republic Bank(b)	775	10,842
Huntington Bancshares, Inc.	6,088	68,186
JPMorgan Chase & Co.	12,334	1,607,243
KeyCorp	3,894	48,753
M&T Bank Corp.	712	85,134
PNC Financial Services Group, Inc.	1,687	214,418
Regions Financial Corp.	3,920	72,755
Truist Financial Corp.	5,585	190,448
U.S. Bancorp	5,877	211,866
Zions Bancorp N.A.	646	19,335

		3,913,263

Beverages — 2.0%
Brown-Forman Corp., Class B, NVS	773	49,681
Coca-Cola Co.	16,367	1,015,245
Constellation Brands, Inc., Class A	681	153,831
Keurig Dr Pepper, Inc.	3,557	125,491
Molson Coors Beverage Co., Class B	795	41,086
Monster Beverage Corp.(a)	3,196	172,616
PepsiCo, Inc.	5,792	1,055,881

		2,613,831

Biotechnology — 2.6%
AbbVie, Inc.	7,435	1,184,916
Amgen, Inc.	2,244	542,487
Biogen, Inc.(a)	603	167,652
Gilead Sciences, Inc.	5,244	435,095
Incyte Corp.(a)	784	56,660
Moderna, Inc.(a)	1,392	213,783
Regeneron Pharmaceuticals, Inc.(a)	454	373,038
Vertex Pharmaceuticals, Inc.(a)	1,080	340,276

		3,313,907

Broadline Retail — 3.1%
Amazon.com, Inc.(a)	37,488	3,872,135

Security	Shares	Value

Broadline Retail (continued)
eBay, Inc.	2,281	$101,208
Etsy, Inc.(a)	532	59,228

		4,032,571

Building Products — 0.5%
A O Smith Corp.	533	36,857
Allegion PLC	373	39,810
Carrier Global Corp.	3,506	160,399
Johnson Controls International PLC	2,890	174,036
Masco Corp.	937	46,588
Trane Technologies PLC	963	177,173

		634,863

Capital Markets — 3.1%
Ameriprise Financial, Inc.	446	136,699
Bank of New York Mellon Corp.	3,102	140,955
BlackRock, Inc.(c)	629	420,876
Cboe Global Markets, Inc.	447	60,005
Charles Schwab Corp.	6,423	336,437
CME Group, Inc., Class A	1,513	289,770
FactSet Research Systems, Inc.	161	66,830
Franklin Resources, Inc.	1,200	32,328
Goldman Sachs Group, Inc.	1,423	465,478
Intercontinental Exchange, Inc.	2,344	244,456
Invesco Ltd.	1,891	31,012
MarketAxess Holdings, Inc.	158	61,824
Moody’s Corp.	664	203,197
Morgan Stanley	5,494	482,373
MSCI, Inc., Class A	336	188,056
Nasdaq, Inc.	1,418	77,522
Northern Trust Corp.	882	77,731
Raymond James Financial, Inc.	816	76,108
S&P Global, Inc.	1,385	477,506
State Street Corp.	1,470	111,264
T Rowe Price Group, Inc.	942	106,352

		4,086,779

Chemicals — 1.9%
Air Products & Chemicals, Inc.	933	267,967
Albemarle Corp.	494	109,194
Celanese Corp., Class A	417	45,407
CF Industries Holdings, Inc.	827	59,949
Corteva, Inc.	2,988	180,206
Dow, Inc.	2,960	162,267
Eastman Chemical Co.	501	42,255
Ecolab, Inc.	1,047	173,310
FMC Corp.	533	65,095
International Flavors & Fragrances, Inc.	1,074	98,765
Linde PLC	2,070	735,761
LyondellBasell Industries NV, Class A	1,070	100,462
Mosaic Co.	1,436	65,884
PPG Industries, Inc.	990	132,244
Sherwin-Williams Co.	987	221,848

		2,460,614

Commercial Services & Supplies — 0.5%
Cintas Corp.	366	169,341
Copart, Inc.(a)	1,806	135,829
Republic Services, Inc.	868	117,371
Rollins, Inc.	952	35,729
Waste Management, Inc.	1,556	253,892

		712,162

Communications Equipment — 1.1%
Arista Networks, Inc.(a)	1,038	174,239

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Cisco Systems, Inc.	17,274	$902,998
F5, Inc.(a)	253	36,860
Juniper Networks, Inc.	1,363	46,914
Motorola Solutions, Inc.	707	202,294

		1,363,305

Construction & Engineering — 0.1%
Quanta Services, Inc.	604	100,651

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	262	93,026
Vulcan Materials Co.	559	95,902

		188,928

Consumer Finance — 0.6%
American Express Co.	2,503	412,870
Capital One Financial Corp.	1,604	154,241
Discover Financial Services	1,127	111,393
Synchrony Financial	1,843	53,594

		732,098

Consumer Staples Distribution & Retail — 1.5%
Costco Wholesale Corp.	1,867	927,656
Dollar General Corp.	944	198,674
Dollar Tree, Inc.(a)	879	126,180
Kroger Co.	2,746	135,570
Sysco Corp.	2,130	164,500
Target Corp.	1,933	320,163
Walgreens Boots Alliance, Inc.	2,984	103,187

		1,975,930

Containers & Packaging — 0.3%
Amcor PLC	6,200	70,556
Avery Dennison Corp.	337	60,299
Ball Corp.	1,323	72,911
International Paper Co.	1,483	53,477
Packaging Corp. of America	389	54,005
Sealed Air Corp.	597	27,408
Westrock Co.	1,073	32,694

		371,350

Distributors — 0.2%
Genuine Parts Co.	592	99,048
LKQ Corp.	1,069	60,676
Pool Corp.	164	56,160

		215,884

Diversified Telecommunication Services — 1.0%
AT&T Inc.	29,973	576,980
Verizon Communications, Inc.	17,661	686,837

		1,263,817

Electric Utilities — 1.1%
Constellation Energy Corp.	1,375	107,938
Edison International	1,612	113,791
Entergy Corp.	858	92,441
Eversource Energy	1,465	114,651
Exelon Corp.	4,158	174,179
FirstEnergy Corp.	2,287	91,617
NextEra Energy, Inc.	8,353	643,849
NRG Energy, Inc.	970	33,261

		1,371,727

Electrical Equipment — 0.6%
AMETEK, Inc.	966	140,389
Eaton Corp. PLC	1,677	287,337
Emerson Electric Co.	2,393	208,526

Security	Shares	Value

Electrical Equipment (continued)
Generac Holdings, Inc.(a)	266	$28,731
Rockwell Automation, Inc.	483	141,736

		806,719

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	2,489	203,401
CDW Corp.	570	111,087
Corning, Inc.	3,212	113,319
Keysight Technologies, Inc.(a)	750	121,110
TE Connectivity Ltd.	1,330	174,430
Trimble, Inc.(a)	1,050	55,041
Zebra Technologies Corp., Class A(a)	216	68,688

		847,076

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	4,198	121,154
Halliburton Co.	3,796	120,106
Schlumberger NV	5,992	294,207

		535,467

Entertainment — 1.6%
Activision Blizzard, Inc.	2,986	255,572
Electronic Arts, Inc.	1,099	132,374
Live Nation Entertainment, Inc.(a)	603	42,210
Netflix, Inc.(a)	1,874	647,429
Take-Two Interactive Software, Inc.(a)	669	79,812
Walt Disney Co.(a)	7,683	769,299
Warner Bros Discovery, Inc., Class A(a)	9,279	140,113

		2,066,809

Financial Services — 4.8%
Berkshire Hathaway, Inc., Class B(a)	7,578	2,339,859
Fidelity National Information Services, Inc.	2,502	135,934
Fiserv, Inc.(a)	2,672	302,016
FleetCor Technologies, Inc.(a)	310	65,363
Global Payments, Inc.	1,111	116,922
Jack Henry & Associates, Inc.	306	46,120
Mastercard, Inc., Class A	3,549	1,289,742
PayPal Holdings, Inc.(a)	4,756	361,171
Visa, Inc., Class A	6,833	1,540,568

		6,197,695

Food Products — 1.2%
Archer-Daniels-Midland Co.	2,310	184,015
Campbell Soup Co.	857	47,118
Conagra Brands, Inc.	1,999	75,082
General Mills, Inc.	2,485	212,368
Hershey Co.	616	156,717
Hormel Foods Corp.	1,206	48,095
J M Smucker Co.	452	71,131
Kellogg Co.	1,079	72,250
Kraft Heinz Co.	3,330	128,771
Lamb Weston Holdings, Inc.	613	64,071
McCormick & Co., Inc., NVS	1,056	87,870
Mondelez International, Inc., Class A	5,734	399,774
Tyson Foods, Inc., Class A	1,206	71,540

		1,618,802

Gas Utilities — 0.1%
Atmos Energy Corp.	605	67,978

Ground Transportation — 0.9%
CSX Corp.	8,823	264,161
JB Hunt Transport Services, Inc.	351	61,586
Norfolk Southern Corp.	963	204,156

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Old Dominion Freight Line, Inc.	380	$129,519
Union Pacific Corp.	2,571	517,440

		1,176,862

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	7,332	742,438
Align Technology, Inc.(a)	305	101,913
Baxter International, Inc.	2,114	85,744
Becton Dickinson & Co.	1,193	295,315
Boston Scientific Corp.(a)	6,032	301,781
Cooper Cos., Inc.	211	78,779
DENTSPLY SIRONA, Inc.	905	35,548
Dexcom, Inc.(a)	1,625	188,793
Edwards Lifesciences Corp.(a)	2,608	215,760
GE HealthCare Technologies, Inc.(a)	1,530	125,506
Hologic, Inc.(a)	1,026	82,798
IDEXX Laboratories, Inc.(a)	350	175,028
Intuitive Surgical, Inc.(a)	1,470	375,541
Medtronic PLC	5,587	450,424
ResMed, Inc.	615	134,679
STERIS PLC	416	79,572
Stryker Corp.	1,417	404,511
Teleflex, Inc.	200	50,662
Zimmer Biomet Holdings, Inc.	883	114,084

		4,038,876

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	685	109,675
Cardinal Health, Inc.	1,083	81,766
Centene Corp.(a)	2,321	146,710
Cigna Group	1,255	320,690
CVS Health Corp.	5,401	401,348
DaVita, Inc.(a)	219	17,763
Elevance Health, Inc.	1,007	463,029
HCA Healthcare, Inc.	891	234,939
Henry Schein, Inc.(a)	571	46,559
Humana, Inc.	526	255,352
Laboratory Corp. of America Holdings	376	86,262
McKesson Corp.	573	204,017
Molina Healthcare, Inc.(a)	246	65,803
Quest Diagnostics, Inc.	466	65,930
UnitedHealth Group, Inc.	3,928	1,856,334
Universal Health Services, Inc., Class B	272	34,571

		4,390,748

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	2,266	49,784
Ventas, Inc.	1,674	72,568
Welltower, Inc.	1,992	142,806

		265,158

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	3,017	49,750

Hotels, Restaurants & Leisure — 2.3%
Booking Holdings, Inc.(a)	163	432,343
Caesars Entertainment, Inc.(a)	904	44,124
Carnival Corp.(a)	4,251	43,148
Chipotle Mexican Grill, Inc.(a)	118	201,578
Darden Restaurants, Inc.	514	79,752
Domino’s Pizza, Inc.	148	48,821
Expedia Group, Inc.(a)	626	60,741
Hilton Worldwide Holdings, Inc.	1,126	158,620
Las Vegas Sands Corp.(a)	1,381	79,338
Marriott International, Inc., Class A	1,135	188,455

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	3,078	$860,639
MGM Resorts International	1,326	58,901
Norwegian Cruise Line Holdings Ltd.(a)(b)	1,726	23,215
Royal Caribbean Cruises Ltd.(a)	906	59,162
Starbucks Corp.	4,829	502,844
Wynn Resorts Ltd.(a)	431	48,233
Yum! Brands, Inc.	1,174	155,062

		3,044,976

Household Durables — 0.4%
DR Horton, Inc.	1,317	128,658
Garmin Ltd.	638	64,387
Lennar Corp., Class A	1,068	112,257
Mohawk Industries, Inc.(a)	221	22,149
Newell Brands, Inc.	1,570	19,531
NVR, Inc.(a)	13	72,438
PulteGroup, Inc.	953	55,541
Whirlpool Corp.	229	30,233

		505,194

Household Products — 1.6%
Church & Dwight Co., Inc.	1,023	90,443
Clorox Co.	519	82,127
Colgate-Palmolive Co.	3,504	263,326
Kimberly-Clark Corp.	1,423	190,995
Procter & Gamble Co.	9,921	1,475,153

		2,102,044

Industrial Conglomerates — 0.3%
General Electric Co.(b)	4,586	438,422

Industrial REITs — 0.4%
Prologis, Inc.	3,883	484,482

Insurance — 2.4%
Aflac, Inc.	2,362	152,396
Allstate Corp.	1,110	122,999
American International Group, Inc.	3,121	157,174
Aon PLC, Class A	863	272,095
Arch Capital Group Ltd.(a)	1,558	105,741
Arthur J. Gallagher & Co.	893	170,840
Assurant, Inc.	232	27,856
Brown & Brown, Inc.	991	56,903
Chubb Ltd.	1,743	338,456
Cincinnati Financial Corp.	665	74,533
Everest Re Group Ltd.	164	58,715
Globe Life, Inc.	379	41,698
Hartford Financial Services Group, Inc.	1,325	92,339
Lincoln National Corp.	633	14,223
Loews Corp.	817	47,402
Marsh & McLennan Cos., Inc.	2,078	346,091
MetLife, Inc.	2,758	159,799
Principal Financial Group, Inc.	961	71,422
Progressive Corp.	2,461	352,071
Prudential Financial, Inc.	1,548	128,082
Travelers Cos., Inc.	965	165,411
W R Berkley Corp.	863	53,730
Willis Towers Watson PLC	453	105,268

		3,115,244

Interactive Media & Services — 5.3%
Alphabet, Inc., Class A(a)	25,046	2,598,022
Alphabet, Inc., Class C, NVS(a)	21,832	2,270,528
Match Group, Inc.(a)	1,172	44,993
Meta Platforms, Inc., Class A(a)	9,360	1,983,758

		6,897,301

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 1.3%
Accenture PLC, Class A	2,646	$756,253
Akamai Technologies, Inc.(a)	669	52,383
Cognizant Technology Solutions Corp., Class A	2,128	129,659
DXC Technology Co.(a)(b)	940	24,027
EPAM Systems, Inc.(a)	242	72,358
Gartner, Inc.(a)	329	107,178
International Business Machines Corp.	3,803	498,535
VeriSign, Inc.(a)	382	80,728

		1,721,121

Leisure Products — 0.0%
Hasbro, Inc.	555	29,798

Life Sciences Tools & Services — 2.1%
Agilent Technologies, Inc.	1,247	172,510
Bio-Rad Laboratories, Inc., Class A(a)	91	43,591
Bio-Techne Corp.	652	48,372
Charles River Laboratories International, Inc.(a)	212	42,786
Danaher Corp.	2,756	694,622
Illumina, Inc.(a)	663	154,181
IQVIA Holdings, Inc.(a)	785	156,129
Mettler-Toledo International, Inc.(a)	93	142,309
PerkinElmer, Inc.	535	71,294
Thermo Fisher Scientific, Inc.	1,647	949,281
Waters Corp.(a)	247	76,479
West Pharmaceutical Services, Inc.	311	107,752

		2,659,306

Machinery — 2.0%
Caterpillar, Inc.	2,189	500,931
Cummins, Inc.	595	142,134
Deere & Co.	1,135	468,619
Dover Corp.	589	89,493
Fortive Corp.	1,481	100,960
IDEX Corp.	317	73,236
Illinois Tool Works, Inc.	1,169	284,593
Ingersoll Rand, Inc.	1,696	98,673
Nordson Corp.	221	49,119
Otis Worldwide Corp.	1,739	146,771
PACCAR, Inc.	2,184	159,869
Parker-Hannifin Corp.	543	182,508
Pentair PLC	703	38,855
Snap-on, Inc.	223	55,056
Stanley Black & Decker, Inc.	622	50,121
Westinghouse Air Brake Technologies Corp.	769	77,715
Xylem, Inc.	763	79,886

		2,598,539

Media — 0.9%
Charter Communications, Inc., Class A(a)	442	158,064
Comcast Corp., Class A	17,688	670,552
DISH Network Corp., Class A(a)	1,049	9,787
Fox Corp., Class A, NVS	1,252	42,631
Fox Corp., Class B	581	18,191
Interpublic Group of Cos., Inc.	1,652	61,520
News Corp., Class A, NVS	1,570	27,114
News Corp., Class B	528	9,203
Omnicom Group, Inc.	856	80,755
Paramount Global, Class B, NVS	2,135	47,632

		1,125,449

Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	6,021	246,319
Newmont Corp.	3,347	164,070

Security	Shares	Value

Metals & Mining (continued)
Nucor Corp.	1,062	$164,047
Steel Dynamics, Inc.	705	79,708

		654,144

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.	2,635	77,627
Consolidated Edison, Inc.	1,496	143,122
Public Service Enterprise Group, Inc.	2,100	131,145
Sempra Energy	1,325	200,287

		552,181

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	657	82,512
Boston Properties, Inc.	602	32,580

		115,092

Oil, Gas & Consumable Fuels — 0.9%
Kinder Morgan, Inc.	8,325	145,771
Marathon Petroleum Corp.	1,914	258,065
ONEOK, Inc.	1,878	119,328
Phillips 66	1,968	199,516
Targa Resources Corp.	950	69,302
Valero Energy Corp.	1,696	236,761
Williams Cos., Inc.	5,138	153,421

		1,182,164

Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a)	540	22,658
American Airlines Group, Inc.(a)	2,731	40,282
Delta Air Lines, Inc.(a)	2,695	94,110
Southwest Airlines Co.	2,506	81,545
United Airlines Holdings, Inc.(a)	1,362	60,269

		298,864

Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	972	239,559

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	8,941	619,701
Catalent, Inc.(a)	745	48,954
Eli Lilly & Co.	3,317	1,139,124
Merck & Co., Inc.	10,662	1,134,330
Organon & Co.	1,051	24,720
Pfizer, Inc.	23,604	963,043
Viatris, Inc.	5,082	48,889
Zoetis, Inc., Class A	1,962	326,555

		4,305,316

Professional Services — 0.8%
Automatic Data Processing, Inc.	1,743	388,044
Broadridge Financial Solutions, Inc.	496	72,699
CoStar Group, Inc.(a)	1,705	117,389
Equifax, Inc.	518	105,071
Paychex, Inc.	1,341	153,665
Robert Half International, Inc.	456	36,740
Verisk Analytics, Inc.	659	126,436

		1,000,044

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	1,332	96,983

Residential REITs — 0.4%
AvalonBay Communities, Inc.	590	99,155
Camden Property Trust	462	48,436
Equity Residential	1,440	86,400
Essex Property Trust, Inc.	274	57,304
Invitation Homes, Inc.	2,435	76,045

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs (continued)
Mid-America Apartment Communities, Inc.	486	$73,406
UDR, Inc.	1,299	53,337

		494,083

Retail REITs — 0.3%
Federal Realty Investment Trust	307	30,341
Kimco Realty Corp.	2,607	50,915
Realty Income Corp.	2,628	166,405
Regency Centers Corp.	635	38,849
Simon Property Group, Inc.	1,381	154,630

		441,140

Semiconductors & Semiconductor Equipment — 7.2%
Advanced Micro Devices, Inc.(a)	6,779	664,410
Analog Devices, Inc.	2,132	420,473
Applied Materials, Inc.	3,546	435,555
Broadcom, Inc.	1,757	1,127,186
Enphase Energy, Inc.(a)	572	120,280
First Solar, Inc.(a)	418	90,915
Intel Corp.	17,396	568,327
KLA Corp.	580	231,519
Lam Research Corp.	565	299,518
Microchip Technology, Inc.	2,311	193,615
Micron Technology, Inc.	4,579	276,297
Monolithic Power Systems, Inc.	190	95,103
NVIDIA Corp.	10,344	2,873,253
NXP Semiconductors NV	1,093	203,817
ON Semiconductor Corp.(a)	1,821	149,905
Qorvo, Inc.(a)	421	42,761
QUALCOMM, Inc.	4,688	598,095
Skyworks Solutions, Inc.	673	79,400
SolarEdge Technologies, Inc.(a)	235	71,428
Teradyne, Inc.	647	69,559
Texas Instruments, Inc.	3,811	708,884

		9,320,300

Software — 10.5%
Adobe, Inc.(a)	1,925	741,837
ANSYS, Inc.(a)	369	122,803
Autodesk, Inc.(a)	909	189,217
Cadence Design Systems, Inc.(a)	1,149	241,393
Ceridian HCM Holding, Inc.(a)	648	47,447
Fortinet, Inc.(a)	2,721	180,838
Gen Digital, Inc.	2,397	41,133
Intuit, Inc.	1,182	526,971
Microsoft Corp.	31,300	9,023,790
Oracle Corp.	6,463	600,542
Paycom Software, Inc.(a)	205	62,322
PTC, Inc.(a)	444	56,934
Roper Technologies, Inc.	449	197,870
Salesforce, Inc.(a)	4,206	840,275
ServiceNow, Inc.(a)	854	396,871
Synopsys, Inc.(a)	639	246,814
Tyler Technologies, Inc.(a)	174	61,707

		13,578,764

Specialized REITs — 1.3%
American Tower Corp.	1,959	400,302
Crown Castle, Inc.	1,814	242,786
Digital Realty Trust, Inc.	1,215	119,447
Equinix, Inc.	387	279,042
Extra Space Storage, Inc.	564	91,892
Iron Mountain, Inc.	1,226	64,868
Public Storage	666	201,225
SBA Communications Corp.	452	118,004

Security	Shares	Value

Specialized REITs (continued)
VICI Properties, Inc.	4,236	$138,178
Weyerhaeuser Co.	3,084	92,921

		1,748,665

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	250	30,402
AutoZone, Inc.(a)	78	191,736
Bath & Body Works, Inc.	946	34,605
Best Buy Co., Inc.	830	64,964
CarMax, Inc.(a)(b)	668	42,939
Home Depot, Inc.	4,286	1,264,884
Lowe’s Cos., Inc.	2,544	508,724
O’Reilly Automotive, Inc.(a)	262	222,433
Ross Stores, Inc.	1,454	154,313
TJX Cos., Inc.	4,865	381,221
Tractor Supply Co.	464	109,059
Ulta Beauty, Inc.(a)	211	115,136

		3,120,416

Technology Hardware, Storage & Peripherals — 8.2%
Apple Inc.	62,538	10,312,516
Hewlett Packard Enterprise Co.	5,417	86,293
HP, Inc.	3,648	107,069
NetApp, Inc.	914	58,359
Seagate Technology Holdings PLC	804	53,160
Western Digital Corp.(a)	1,347	50,742

		10,668,139

Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	5,238	642,388
Ralph Lauren Corp., Class A	171	19,950
Tapestry, Inc.	979	42,205
VF Corp.	1,413	32,372

		736,915

Trading Companies & Distributors — 0.2%
Fastenal Co.	2,406	129,779
United Rentals, Inc.	293	115,958

		245,737

Water Utilities — 0.1%
American Water Works Co., Inc.	812	118,950

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)	2,491	360,796

Total Long-Term Investments — 99.8% (Cost: $155,429,456)		129,522,896

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	68,946	$68,967
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	167,581	167,581

Total Short-Term Securities — 0.2% (Cost: $236,533)		236,548

Total Investments — 100.0% (Cost: $155,665,989)		129,759,444

Other Assets Less Liabilities — 0.0%		34,428

Net Assets — 100.0%		$129,793,872

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$12,354	$56,072	(a)	$—		$524	$17	$68,967	68,946	$1,679	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	320,000	—		(152,419	)(a)	—	—	167,581	167,581	8,328		—
BlackRock, Inc.	719,848	338,420		(577,302)		(24,548)	(35,542)	420,876	629	19,002		—

						$(24,024)	$(35,525)	$657,424		$29,009		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-mini S&P 500 Index	12	06/16/23	$248	$13,294

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P 500 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$13,294	$—	$—	$—	$13,294

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(19,644)	$—	$—	$—	$(19,644)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(9,704)	$—	$—	$—	$(9,704)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$398,794

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$129,522,896	$—	$—	$129,522,896
Short-Term Securities
Money Market Funds	236,548	—	—	236,548

	$129,759,444	$—	$—	$129,759,444

Derivative Financial Instruments(a)
Assets
Equity Contracts	$13,294	$—	$—	$13,294

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Axon Enterprise, Inc.(a)	3,558	$800,016
Curtiss-Wright Corp.	2,016	355,340
Hexcel Corp.	4,436	302,757
Mercury Systems, Inc.(a)	3,073	157,092
Woodward, Inc.	3,141	305,839

		1,921,044

Air Freight & Logistics — 0.3%
GXO Logistics, Inc.(a)	6,244	315,072

Automobile Components — 1.7%
Adient PLC(a)	5,020	205,619
Dana, Inc.	6,753	101,633
Fox Factory Holding Corp.(a)	2,225	270,048
Gentex Corp.	12,366	346,619
Goodyear Tire & Rubber Co.(a)	14,969	164,958
Lear Corp.	3,112	434,093
Visteon Corp.(a)	1,482	232,422

		1,755,392

Automobiles — 0.5%
Harley-Davidson, Inc.	7,001	265,828
Thor Industries, Inc.	2,820	224,585

		490,413

Banks — 6.2%
Associated Banc-Corp.	7,962	143,157
Bank of Hawaii Corp.(b)	2,110	109,889
Bank OZK	5,827	199,283
Cadence Bank	7,970	165,457
Cathay General Bancorp	3,861	133,282
Columbia Banking System, Inc.	1	21
Commerce Bancshares, Inc.	5,987	349,341
Cullen/Frost Bankers, Inc.	3,400	358,156
East West Bancorp, Inc.	7,418	411,699
First Financial Bankshares, Inc.	6,869	219,121
First Horizon Corp.	28,244	502,178
FNB Corp.	19,077	221,293
Fulton Financial Corp.	8,903	123,039
Glacier Bancorp, Inc.	5,830	244,918
Hancock Whitney Corp.	4,527	164,783
Home BancShares, Inc.	9,994	216,970
International Bancshares Corp.	2,790	119,468
New York Community Bancorp, Inc., Class A	36,015	325,576
Old National Bancorp	15,472	223,106
PacWest Bancorp(b)	6,311	61,406
Pinnacle Financial Partners, Inc.	4,026	222,074
Prosperity Bancshares, Inc.	4,806	295,665
Synovus Financial Corp.	7,656	236,035
Texas Capital Bancshares, Inc.(a)	2,559	125,289
UMB Financial Corp.	2,300	132,756
United Bankshares, Inc.	7,328	257,946
Valley National Bancorp	22,216	205,276
Webster Financial Corp.	9,194	362,428
Wintrust Financial Corp.	3,211	234,242

		6,363,854

Beverages — 0.5%
Boston Beer Co., Inc., Class A, NVS(a)	497	163,364
Celsius Holdings, Inc.(a)(b)	2,132	198,148
Coca-Cola Consolidated, Inc.	244	130,559

		492,071

Security	Shares	Value

Biotechnology — 1.8%
Arrowhead Pharmaceuticals, Inc.(a)	5,700	$144,780
Exelixis, Inc.(a)	17,057	331,077
Halozyme Therapeutics, Inc.(a)	7,131	272,333
Neurocrine Biosciences, Inc.(a)	5,083	514,501
United Therapeutics Corp.(a)	2,399	537,280

		1,799,971

Broadline Retail — 0.6%
Kohl’s Corp.	5,814	136,862
Macy’s, Inc.	14,252	249,268
Nordstrom, Inc.	5,898	95,960
Ollie’s Bargain Outlet Holdings, Inc.(a)	3,060	177,296

		659,386

Building Products — 3.1%
Builders FirstSource, Inc.(a)	7,746	687,690
Carlisle Cos., Inc.	2,722	615,363
Fortune Brands Innovations, Inc.	6,750	396,428
Lennox International, Inc.	1,700	427,176
Owens Corning	4,919	471,240
Simpson Manufacturing Co., Inc.	2,246	246,251
Trex Co., Inc.(a)	5,790	281,799

		3,125,947

Capital Markets — 2.2%
Affiliated Managers Group, Inc.	1,982	282,276
Evercore, Inc., Class A	1,883	217,260
Federated Hermes, Inc., Class B	4,443	178,342
Interactive Brokers Group, Inc., Class A	5,414	446,980
Janus Henderson Group PLC	6,973	185,761
Jefferies Financial Group, Inc.	9,523	302,260
SEI Investments Co.	5,367	308,871
Stifel Financial Corp.	5,545	327,654

		2,249,404

Chemicals — 2.6%
Ashland, Inc.	2,632	270,333
Avient Corp.	4,491	184,850
Cabot Corp.	2,978	228,234
Chemours Co.	7,816	234,011
Ingevity Corp.(a)	1,848	132,169
NewMarket Corp.	352	128,473
RPM International, Inc.	6,794	592,708
Scotts Miracle-Gro Co.	2,150	149,941
Sensient Technologies Corp.	2,224	170,269
Valvoline, Inc.	9,050	316,207
Westlake Corp.	1,809	209,808

		2,617,003

Commercial Services & Supplies — 1.4%
Brink’s Co.	2,444	163,259
Clean Harbors, Inc.(a)	2,647	377,357
MSA Safety, Inc.	1,940	258,990
Stericycle, Inc.(a)	4,848	211,421
Tetra Tech, Inc.	2,801	411,495

		1,422,522

Communications Equipment — 0.8%
Calix, Inc.(a)	2,997	160,609
Ciena Corp.(a)	7,811	410,234
Lumentum Holdings, Inc.(a)	3,606	194,760

		765,603

Construction & Engineering — 2.0%
AECOM	7,314	616,716
EMCOR Group, Inc.	2,508	407,776

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
MasTec, Inc.(a)	3,122	$294,842
MDU Resources Group, Inc.	10,721	326,776
Valmont Industries, Inc.	1,121	357,913

		2,004,023

Construction Materials — 0.3%
Eagle Materials, Inc.	1,897	278,385

Consumer Finance — 0.2%
Navient Corp.	5,336	85,323
SLM Corp.	12,683	157,142

		242,465

Consumer Staples Distribution & Retail — 0.8%
BJ’s Wholesale Club Holdings, Inc.(a)	7,076	538,271
Grocery Outlet Holding Corp.(a)(b)	4,659	131,664
Sprouts Farmers Market, Inc.(a)	5,566	194,977

		864,912

Containers & Packaging — 1.0%
AptarGroup, Inc.	3,437	406,219
Greif, Inc., Class A, NVS	1,346	85,296
Silgan Holdings, Inc.	4,422	237,329
Sonoco Products Co.	5,132	313,052

		1,041,896

Diversified Consumer Services — 1.1%
Graham Holdings Co., Class B	204	121,551
Grand Canyon Education, Inc.(a)	1,614	183,835
H&R Block, Inc.	8,014	282,493
Service Corp. International	8,096	556,843

		1,144,722

Diversified Telecommunication Services — 0.7%
Frontier Communications Parent, Inc.(a)	11,762	267,821
Iridium Communications, Inc.	6,613	409,543

		677,364

Electric Utilities — 0.2%
Hawaiian Electric Industries, Inc.	5,789	222,298

Electrical Equipment — 2.3%
Acuity Brands, Inc.	1,691	308,996
EnerSys	2,158	187,487
Hubbell, Inc.	2,821	686,378
nVent Electric PLC	8,768	376,498
Regal Rexnord Corp.	3,482	490,022
SunPower Corp.(a)(b)	4,508	62,391
Sunrun, Inc.(a)(b)	11,216	226,002
Vicor Corp.(a)	1,172	55,014

		2,392,788

Electronic Equipment, Instruments & Components — 3.9%
Arrow Electronics, Inc.(a)	3,068	383,101
Avnet, Inc.	4,809	217,367
Belden, Inc.	2,260	196,100
Cognex Corp.	9,102	451,004
Coherent Corp.(a)(b)	7,313	278,479
IPG Photonics Corp.(a)	1,693	208,764
Jabil, Inc.(b)	7,015	618,443
Littelfuse, Inc.	1,302	349,053
National Instruments Corp.	6,872	360,162
Novanta, Inc.(a)(b)	1,879	298,930
TD SYNNEX Corp.	2,208	213,712
Vishay Intertechnology, Inc.	6,818	154,223
Vontier Corp.	8,353	228,371

		3,957,709

Security	Shares	Value

Energy Equipment & Services — 0.7%
ChampionX Corp.	10,479	$284,295
NOV, Inc.	20,674	382,676

		666,971

Entertainment — 0.2%
World Wrestling Entertainment, Inc., Class A	2,282	208,255

Financial Services — 1.7%
Essent Group Ltd.	5,696	228,125
Euronet Worldwide, Inc.(a)	2,480	277,512
MGIC Investment Corp.	15,960	214,183
Voya Financial, Inc.	5,106	364,875
Western Union Co.	17,972	200,388
WEX, Inc.(a)	2,296	422,211

		1,707,294

Food Products — 1.6%
Darling Ingredients, Inc.(a)(b)	8,435	492,604
Flowers Foods, Inc.	10,112	277,170
Ingredion, Inc.	3,457	351,681
Lancaster Colony Corp.	1,048	212,618
Pilgrim’s Pride Corp.(a)	2,394	55,493
Post Holdings, Inc.(a)	2,822	253,613

		1,643,179

Gas Utilities — 1.3%
New Jersey Resources Corp.	5,100	271,320
ONE Gas, Inc.	2,853	226,043
Southwest Gas Holdings, Inc.	3,421	213,642
Spire, Inc.	2,766	194,007
UGI Corp.	11,030	383,403

		1,288,415

Ground Transportation — 2.0%
Avis Budget Group, Inc.(a)	1,316	256,357
Knight-Swift Transportation Holdings, Inc.	8,458	478,554
Landstar System, Inc.	1,890	338,801
Ryder System, Inc.	2,654	236,843
Saia, Inc.(a)	1,393	379,007
Werner Enterprises, Inc.	3,094	140,746
XPO, Inc.(a)	6,042	192,740

		2,023,048

Health Care Equipment & Supplies — 4.0%
Enovis Corp.(a)	2,508	134,153
Envista Holdings Corp.(a)	8,590	351,159
Globus Medical, Inc., Class A(a)	4,103	232,394
Haemonetics Corp.(a)	2,655	219,701
ICU Medical, Inc.(a)	1,057	174,363
Inari Medical, Inc.(a)(b)	2,541	156,881
Integra LifeSciences Holdings Corp.(a)	3,824	219,536
Lantheus Holdings, Inc.(a)	3,628	299,528
LivaNova PLC(a)	2,817	122,765
Masimo Corp.(a)	2,545	469,654
Neogen Corp.(a)	11,443	211,924
Omnicell, Inc.(a)	2,358	138,344
Penumbra, Inc.(a)	2,000	557,380
QuidelOrtho Corp.(a)	2,826	251,768
Shockwave Medical, Inc.(a)	1,902	412,411
STAAR Surgical Co.(a)	2,536	162,177

		4,114,138

Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.(a)	4,788	345,933
Amedisys, Inc.(a)	1,722	126,653
Chemed Corp.	783	421,059

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Encompass Health Corp.	5,257	$284,404
HealthEquity, Inc.(a)	4,462	261,964
Option Care Health, Inc.(a)	8,808	279,830
Patterson Cos., Inc.	4,574	122,446
Progyny, Inc.(a)	3,959	127,163
R1 RCM, Inc.(a)	7,233	108,495
Tenet Healthcare Corp.(a)	5,691	338,159

		2,416,106

Health Care REITs — 1.3%
Healthcare Realty Trust, Inc.	20,030	387,180
Medical Properties Trust, Inc.	31,560	259,423
Omega Healthcare Investors, Inc.	12,330	337,965
Physicians Realty Trust	12,058	180,026
Sabra Health Care REIT, Inc.	12,156	139,794

		1,304,388

Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	11,910	147,208

Hotels, Restaurants & Leisure — 3.1%
Boyd Gaming Corp.	4,175	267,701
Choice Hotels International, Inc.	1,458	170,863
Churchill Downs, Inc.	1,732	445,211
Light & Wonder, Inc., Class A(a)	4,928	295,926
Marriott Vacations Worldwide Corp.	2,016	271,878
Papa John’s International, Inc.	1,693	126,856
Penn Entertainment, Inc.(a)	8,190	242,915
Texas Roadhouse, Inc.	3,522	380,587
Travel + Leisure Co.	4,272	167,462
Wendy’s Co.	8,969	195,345
Wingstop, Inc.	1,575	289,139
Wyndham Hotels & Resorts, Inc.	4,656	315,910

		3,169,793

Household Durables — 1.7%
Helen of Troy Ltd.(a)	1,268	120,676
KB Home	4,296	172,613
Leggett & Platt, Inc.	7,009	223,447
Taylor Morrison Home Corp., Class A(a)	5,702	218,159
Tempur Sealy International, Inc.	8,984	354,778
Toll Brothers, Inc.	5,412	324,882
TopBuild Corp.(a)	1,681	349,883

		1,764,438

Household Products — 0.1%
Energizer Holdings, Inc.	3,496	121,311

Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc.	2,763	234,220

Industrial REITs — 1.3%
EastGroup Properties, Inc.	2,294	379,244
First Industrial Realty Trust, Inc.	6,955	370,006
Rexford Industrial Realty, Inc.	9,954	593,756

		1,343,006

Insurance — 4.3%
American Financial Group, Inc.	3,738	454,167
Brighthouse Financial, Inc.(a)	3,593	158,487
CNO Financial Group, Inc.	6,041	134,050
First American Financial Corp.	5,451	303,403
Hanover Insurance Group, Inc.	1,881	241,708
Kemper Corp.	3,362	183,767
Kinsale Capital Group, Inc.	1,142	342,771
Old Republic International Corp.	14,518	362,514
Primerica, Inc.	1,942	334,490

Security	Shares	Value

Insurance (continued)
Reinsurance Group of America, Inc.	3,510	$465,988
RenaissanceRe Holdings Ltd.	2,302	461,183
RLI Corp.(b)	2,130	283,098
Selective Insurance Group, Inc.	3,176	302,768
Unum Group	9,842	389,350

		4,417,744

Interactive Media & Services — 0.3%
TripAdvisor, Inc.(a)	5,543	110,084
Ziff Davis, Inc.(a)	2,484	193,876

		303,960

IT Services — 0.2%
Kyndryl Holdings, Inc.(a)	10,776	159,054

Leisure Products — 1.0%
Brunswick Corp.	3,823	313,486
Polaris, Inc.	2,867	317,176
Topgolf Callaway Brands Corp.(a)	7,337	158,626
YETI Holdings, Inc.(a)	4,557	182,280

		971,568

Life Sciences Tools & Services — 1.5%
Azenta, Inc.(a)	3,637	162,283
Bruker Corp.	5,264	415,014
Medpace Holdings, Inc.(a)	1,333	250,670
Repligen Corp.(a)	2,719	457,771
Syneos Health, Inc.(a)	5,416	192,918

		1,478,656

Machinery — 5.3%
AGCO Corp.	3,259	440,617
Chart Industries, Inc.(a)	2,243	281,272
Crane NXT Co.	2,516	285,566
Donaldson Co., Inc.	6,405	418,503
Esab Corp.	2,719	160,611
Flowserve Corp.	6,913	235,042
Graco, Inc.	8,870	647,599
ITT, Inc.	4,352	375,578
Lincoln Electric Holdings, Inc.	3,038	513,726
Middleby Corp.(a)	2,837	415,933
Oshkosh Corp.	3,442	286,306
Terex Corp.	3,566	172,523
Timken Co.	3,484	284,712
Toro Co.	5,509	612,380
Watts Water Technologies, Inc., Class A	1,439	242,212

		5,372,580

Marine Transportation — 0.2%
Kirby Corp.(a)	3,157	220,043

Media — 1.1%
Cable One, Inc.	254	178,308
John Wiley & Sons, Inc., Class A	2,252	87,310
New York Times Co., Class A	8,666	336,934
Nexstar Media Group, Inc., Class A	1,985	342,730
TEGNA, Inc.	11,737	198,473

		1,143,755

Metals & Mining — 2.9%
Alcoa Corp.	9,314	396,404
Cleveland-Cliffs, Inc.(a)	27,122	497,146
Commercial Metals Co.	6,171	301,762
MP Materials Corp., Class A(a)	4,858	136,947
Reliance Steel & Aluminum Co.	3,089	793,070
Royal Gold, Inc.	3,454	448,018

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
United States Steel Corp.	11,926	$311,269
Worthington Industries, Inc.	1,614	104,345

		2,988,961

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Annaly Capital Management, Inc.	24,649	471,042

Office REITs — 0.8%
Corporate Office Properties Trust	5,957	141,240
Cousins Properties, Inc.	7,975	170,505
Douglas Emmett, Inc.	9,251	114,065
Highwoods Properties, Inc.	5,537	128,403
Kilroy Realty Corp.	5,547	179,723
Vornado Realty Trust	8,480	130,338

		864,274

Oil, Gas & Consumable Fuels — 1.0%
DT Midstream, Inc.	5,086	251,096
Equitrans Midstream Corp.	22,776	131,645
HF Sinclair Corp.	7,078	342,434
PBF Energy, Inc., Class A	6,015	260,810

		985,985

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	3,773	204,534

Passenger Airlines — 0.1%
JetBlue Airways Corp.(a)	17,045	124,088

Personal Care Products — 0.5%
BellRing Brands, Inc.(a)	7,038	239,292
Coty, Inc., Class A(a)	19,316	232,951

		472,243

Pharmaceuticals — 0.7%
Jazz Pharmaceuticals PLC(a)	3,315	485,084
Perrigo Co. PLC	7,086	254,175

		739,259

Professional Services — 2.9%
ASGN, Inc.(a)	2,640	218,249
Concentrix Corp.	2,247	273,123
ExlService Holdings, Inc.(a)	1,743	282,070
FTI Consulting, Inc.(a)	1,812	357,598
Genpact Ltd.	8,857	409,370
Insperity, Inc.	1,880	228,514
KBR, Inc.	7,221	397,516
ManpowerGroup, Inc.	2,666	220,025
Maximus, Inc.	3,204	252,155
Science Applications International Corp.	2,875	308,947

		2,947,567

Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.(a)(b)	2,498	363,434

Residential REITs — 0.5%
Apartment Income REIT Corp.	7,959	285,012
Independence Realty Trust, Inc.	11,781	188,849

		473,861

Retail REITs — 1.7%
Agree Realty Corp.	4,662	319,860
Brixmor Property Group, Inc.	15,785	339,693
Kite Realty Group Trust	11,576	242,170
Macerich Co.	11,555	122,483
National Retail Properties, Inc.	9,551	421,677
Spirit Realty Capital, Inc.	7,350	292,824

		1,738,707

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.4%
Allegro MicroSystems, Inc.(a)	3,427	$164,462
Amkor Technology, Inc.	5,286	137,542
Cirrus Logic, Inc.(a)	2,908	318,077
Lattice Semiconductor Corp.(a)	7,214	688,937
MACOM Technology Solutions Holdings, Inc.(a)	2,718	192,543
MKS Instruments, Inc.	3,011	266,835
Power Integrations, Inc.	3,000	253,920
Silicon Laboratories, Inc.(a)	1,679	293,976
SiTime Corp.(a)	847	120,469
Synaptics, Inc.(a)	2,073	230,414
Universal Display Corp.	2,288	354,937
Wolfspeed, Inc.(a)	6,548	425,292

		3,447,404

Software — 2.9%
ACI Worldwide, Inc.(a)	5,934	160,099
Aspen Technology, Inc.(a)	1,533	350,858
Blackbaud, Inc.(a)	2,370	164,241
CommVault Systems, Inc.(a)	2,344	132,998
Dynatrace, Inc.(a)	11,410	482,643
Envestnet, Inc.(a)	2,506	147,027
Manhattan Associates, Inc.(a)	3,289	509,302
NCR Corp.(a)	7,322	172,726
Paylocity Holding Corp.(a)	2,181	433,539
Qualys, Inc.(a)	1,831	238,067
Teradata Corp.(a)	5,378	216,626

		3,008,126

Specialized REITs — 2.3%
CubeSmart	11,820	546,320
EPR Properties	3,974	151,409
Lamar Advertising Co., Class A	4,592	458,695
Life Storage, Inc.	4,473	586,366
National Storage Affiliates Trust	4,440	185,503
PotlatchDeltic Corp.	4,252	210,474
Rayonier, Inc.	7,761	258,131

		2,396,898

Specialty Retail — 2.8%
AutoNation, Inc.(a)	1,803	242,251
Five Below, Inc.(a)	2,921	601,638
Foot Locker, Inc.	4,169	165,468
GameStop Corp., Class A(a)(b)	13,339	307,064
Gap, Inc.	11,211	112,558
Lithia Motors, Inc., Class A	1,439	329,430
Murphy U.S.A., Inc.	1,052	271,469
RH(a)	984	239,653
Victoria’s Secret & Co.(a)	4,272	145,889
Williams-Sonoma, Inc.	3,504	426,297

		2,841,717

Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer, Inc.(a)	2,456	261,687
Xerox Holdings Corp.	5,948	91,599

		353,286

Textiles, Apparel & Luxury Goods — 2.4%
Capri Holdings Ltd.(a)	6,616	310,952
Carter’s, Inc.	2,008	144,415
Columbia Sportswear Co.	1,864	168,207
Crocs, Inc.(a)	3,250	410,930
Deckers Outdoor Corp.(a)	1,388	623,976
PVH Corp.	3,335	297,349
Skechers U.S.A., Inc., Class A(a)	7,064	335,681

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class A(a)	9,906	$94,008
Under Armour, Inc., Class C, NVS(a)	9,976	85,095

		2,470,613

Trading Companies & Distributors — 1.2%
GATX Corp.	1,853	203,867
MSC Industrial Direct Co., Inc., Class A	2,490	209,160
Univar Solutions, Inc.(a)	8,588	300,838
Watsco, Inc.	1,751	557,098

		1,270,963

Water Utilities — 0.5%
Essential Utilities, Inc.	12,563	548,375

Total Long-Term Investments — 99.7% (Cost: $106,652,582)		101,734,711

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	3,257,274	3,258,251
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	158,472	158,472

Total Short-Term Securities — 3.3% (Cost: $3,416,150)		3,416,723

Total Investments — 103.0% (Cost: $110,068,732)		105,151,434

Liabilities in Excess of Other Assets — (3.0)%		(3,105,416)

Net Assets — 100.0%		$102,046,018

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$815,271	$2,442,211	(a)	$—	$307	$462	$3,258,251	3,257,274	$36,649	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	90,000	68,472	(a)	—	—	—	158,472	158,472	5,533		—

					$307	$462	$3,416,723		$42,182		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P MidCap 400 E-Mini Index	1	06/16/23	$253	$5,977

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts	$—	$—	$5,977	$—	$—	$—	$5,977

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,910)	$—	$—	$—	$(5,910)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$5,977	$—	$—	$—	$5,977

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$124,308

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Mid-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$101,734,711	$—	$—	$101,734,711
Short-Term Securities
Money Market Funds	3,416,723	—	—	3,416,723

	$105,151,434	$—	$—	$105,151,434

Derivative Financial Instruments(a)
Assets
Equity Contracts	$5,977	$—	$—	$5,977

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
AAR Corp.(a)	1,762	$96,117
AeroVironment, Inc.(a)	1,349	123,649
Kaman Corp.	1,511	34,542
National Presto Industries, Inc.	269	19,392
Triumph Group, Inc.(a)	3,493	40,484

		314,184

Air Freight & Logistics — 0.7%
Forward Air Corp.	1,427	153,773
Hub Group, Inc., Class A(a)	1,752	147,063

		300,836

Automobile Components — 1.4%
American Axle & Manufacturing Holdings, Inc.(a)	6,118	47,782
Dorman Products, Inc.(a)	1,517	130,856
Gentherm, Inc.(a)	1,780	107,548
LCI Industries	1,366	150,082
Patrick Industries, Inc.	1,155	79,476
Standard Motor Products, Inc.	1,010	37,279
XPEL, Inc.(a)	1,054	71,619

		624,642

Automobiles — 0.2%
Winnebago Industries, Inc.	1,648	95,090

Banks — 8.4%
Ameris Bancorp	3,364	123,055
Axos Financial, Inc.(a)	2,646	97,690
Banc of California, Inc.	2,374	29,746
BancFirst Corp.	936	77,782
Bancorp, Inc.(a)	2,385	66,422
BankUnited, Inc.	3,179	71,782
Banner Corp.	1,588	86,340
Berkshire Hills Bancorp, Inc.	1,691	42,376
Brookline Bancorp, Inc.	3,883	40,771
Capitol Federal Financial, Inc.	5,491	36,954
Central Pacific Financial Corp.	540	9,666
City Holding Co.	737	66,979
Community Bank System, Inc.	2,280	119,677
Customers Bancorp, Inc.(a)	1,411	26,132
CVB Financial Corp.	6,310	105,251
Dime Community Bancshares, Inc.	1,749	39,737
Eagle Bancorp, Inc.	1,360	45,519
FB Financial Corp.	1,882	58,493
First BanCorp/Puerto Rico	6,375	72,802
First Bancorp/Southern Pines NC	1,992	70,756
First Commonwealth Financial Corp.	5,073	63,057
First Financial Bancorp	4,426	96,354
First Hawaiian, Inc.	6,838	141,068
Hanmi Financial Corp.	1,354	25,144
Heritage Financial Corp.	1,615	34,561
Hilltop Holdings, Inc.	2,465	73,137
HomeStreet, Inc.	766	13,780
Hope Bancorp, Inc.	5,805	57,005
Independent Bank Corp.	1,185	77,760
Independent Bank Group, Inc.	1,906	88,343
Lakeland Financial Corp.	1,308	81,933
National Bank Holdings Corp., Class A	1,923	64,344
NBT Bancorp, Inc.	1,962	66,139
Northfield Bancorp, Inc.	1,784	21,016
Northwest Bancshares, Inc.	5,784	69,582
OFG Bancorp	2,331	58,135
Pacific Premier Bancorp, Inc.	4,032	96,849

Security	Shares	Value

Banks (continued)
Park National Corp.	779	$92,366
Pathward Financial, Inc.	1,124	46,635
Preferred Bank	107	5,865
Provident Financial Services, Inc.	3,208	61,529
Renasant Corp.	2,374	72,597
S&T Bancorp, Inc.	1,959	61,611
Seacoast Banking Corp. of Florida	3,945	93,496
ServisFirst Bancshares, Inc.	2,624	143,349
Simmons First National Corp., Class A	3,595	62,877
Southside Bancshares, Inc.	1,296	43,027
Stellar Bancorp, Inc.	2,423	59,630
Tompkins Financial Corp.	672	44,493
Triumph Financial, Inc.(a)	1,114	64,679
TrustCo Bank Corp.	915	29,225
Trustmark Corp.	2,873	70,963
United Community Banks, Inc.	5,262	147,967
Veritex Holdings, Inc.	2,103	38,401
Westamerica Bancorp	1,367	60,558
WSFS Financial Corp.	1,754	65,968

		3,681,373

Beverages — 0.3%
MGP Ingredients, Inc.	826	79,891
National Beverage Corp.(a)	1,254	66,111

		146,002

Biotechnology — 2.6%
Anika Therapeutics, Inc.(a)	785	22,545
Arcus Biosciences, Inc.(a)	2,785	50,798
Avid Bioservices, Inc.(a)	3,333	62,527
Catalyst Pharmaceuticals, Inc.(a)	5,147	85,337
Coherus Biosciences, Inc.(a)	3,447	23,578
Cytokinetics, Inc.(a)	5,080	178,765
Dynavax Technologies Corp.(a)	6,375	62,539
Eagle Pharmaceuticals, Inc.(a)	563	15,972
Emergent BioSolutions, Inc.(a)(b)	2,406	24,926
Enanta Pharmaceuticals, Inc.(a)	1,051	42,503
Ironwood Pharmaceuticals, Inc., Class A(a)	7,160	75,323
iTeos Therapeutics, Inc.(a)	1,309	17,816
Myriad Genetics, Inc.(a)	4,363	101,353
REGENXBIO, Inc.(a)	2,023	38,255
uniQure NV(a)(b)	2,443	49,202
Vanda Pharmaceuticals, Inc.(a)	3,039	20,635
Vericel Corp.(a)	2,532	74,238
Vir Biotechnology, Inc.(a)	4,074	94,802
Xencor, Inc.(a)	3,233	90,168

		1,131,282

Broadline Retail — 0.0%
Big Lots, Inc.	1,545	16,933

Building Products — 1.9%
AAON, Inc.	2,257	218,229
American Woodmark Corp.(a)	892	46,446
Apogee Enterprises, Inc.	1,188	51,381
AZZ, Inc.	1,341	55,303
Gibraltar Industries, Inc.(a)	1,660	80,510
Griffon Corp.	2,546	81,498
Insteel Industries, Inc.	1,052	29,267
PGT Innovations, Inc.(a)	3,220	80,854
Quanex Building Products Corp.	1,778	38,280
Resideo Technologies, Inc.(a)	7,828	143,096

		824,864

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets — 1.1%
Avantax, Inc.(a)	2,131	$56,088
B Riley Financial, Inc.	863	24,501
Brightsphere Investment Group, Inc.	1,737	40,958
Donnelley Financial Solutions, Inc.(a)	1,339	54,712
Piper Sandler Cos.	739	102,433
StoneX Group, Inc.(a)	947	98,043
Virtus Investment Partners, Inc.	352	67,017
WisdomTree, Inc.	5,485	32,142

		475,894

Chemicals — 3.1%
AdvanSix, Inc.	1,485	56,831
American Vanguard Corp.	1,486	32,514
Balchem Corp.	1,725	218,178
FutureFuel Corp.	1,404	10,362
Hawkins, Inc.	1,018	44,568
HB Fuller Co.	2,884	197,410
Innospec, Inc.	1,328	136,346
Koppers Holdings, Inc.	1,125	39,341
Livent Corp.(a)	9,630	209,164
Minerals Technologies, Inc.	1,750	105,735
Quaker Chemical Corp.	731	144,701
Rayonier Advanced Materials, Inc.(a)	3,427	21,487
Stepan Co.	1,132	116,630
Trinseo PLC	1,871	39,010

		1,372,277

Commercial Services & Supplies — 2.2%
ABM Industries, Inc.	3,548	159,447
Brady Corp., Class A, NVS	2,479	133,197
Deluxe Corp.	2,317	37,072
GEO Group, Inc.(a)	6,683	52,729
Harsco Corp.(a)	4,291	29,308
Healthcare Services Group, Inc.	3,968	55,036
HNI Corp.	2,225	61,944
Interface, Inc., Class A	3,142	25,513
KAR Auction Services, Inc.(a)	5,842	79,919
Liquidity Services, Inc.(a)	1,279	16,844
Matthews International Corp., Class A	1,638	59,066
MillerKnoll, Inc.	4,052	82,863
Pitney Bowes, Inc.	1,838	7,150
UniFirst Corp.	810	142,746
Viad Corp.(a)	1,121	23,362

		966,196

Communications Equipment — 1.5%
ADTRAN Holdings, Inc.	3,800	60,268
Clearfield, Inc.(a)(b)	674	31,395
Comtech Telecommunications Corp.	1,484	18,520
Digi International, Inc.(a)	1,920	64,666
Extreme Networks, Inc.(a)	6,930	132,501
Harmonic, Inc.(a)	5,895	86,008
NETGEAR, Inc.(a)	1,564	28,950
NetScout Systems, Inc.(a)	3,635	104,143
Viavi Solutions, Inc.(a)	12,060	130,610

		657,061

Construction & Engineering — 1.5%
Arcosa, Inc.	2,596	163,833
Comfort Systems U.S.A., Inc.	1,920	280,243
Granite Construction, Inc.	2,358	96,867
MYR Group, Inc.(a)	893	112,527

		653,470

Security	Shares	Value

Consumer Finance — 0.8%
Bread Financial Holdings, Inc.	646	$19,587
Encore Capital Group, Inc.(a)	1,256	63,365
Enova International, Inc.(a)	1,671	74,243
Green Dot Corp., Class A(a)	875	15,033
LendingTree, Inc.(a)	584	15,569
PRA Group, Inc.(a)	2,089	81,387
PROG Holdings, Inc.(a)	2,693	64,066
World Acceptance Corp.(a)	180	14,992

		348,242

Consumer Staples Distribution & Retail — 0.8%
Andersons, Inc.	1,671	69,046
Chefs’ Warehouse, Inc.(a)	1,831	62,346
PriceSmart, Inc.	1,357	96,998
SpartanNash Co.	1,899	47,095
United Natural Foods, Inc.(a)	3,210	84,583

		360,068

Containers & Packaging — 0.5%
Myers Industries, Inc.	1,968	42,174
O-I Glass, Inc.(a)	8,287	188,198

		230,372

Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.(a)	2,452	94,696
Frontdoor, Inc.(a)	4,372	121,892
Perdoceo Education Corp.(a)	3,598	48,321
Strategic Education, Inc.	1,195	107,347
Stride, Inc.(a)	2,204	86,507

		458,763

Diversified REITs — 1.0%
Alexander & Baldwin, Inc.	3,878	73,333
American Assets Trust, Inc.	2,797	51,996
Armada Hoffler Properties, Inc.	3,649	43,095
Essential Properties Realty Trust, Inc.	7,644	189,953
Global Net Lease, Inc.	5,570	71,630

		430,007

Diversified Telecommunication Services — 0.4%
ATN International, Inc.	575	23,529
Cogent Communications Holdings, Inc.	2,293	146,110
Consolidated Communications Holdings, Inc.(a)	3,984	10,279

		179,918

Electrical Equipment — 0.5%
Encore Wire Corp.	982	181,994
Powell Industries, Inc.	491	20,912

		202,906

Electronic Equipment, Instruments & Components — 4.8%
Advanced Energy Industries, Inc.	2,007	196,686
Arlo Technologies, Inc.(a)	4,750	28,785
Badger Meter, Inc.	1,571	191,379
Benchmark Electronics, Inc.	1,887	44,703
CTS Corp.	1,711	84,626
ePlus, Inc.(a)	1,445	70,863
Fabrinet(a)	1,958	232,532
FARO Technologies, Inc.(a)	1,002	24,659
Insight Enterprises, Inc.(a)	1,627	232,596
Itron, Inc.(a)	2,424	134,411
Knowles Corp.(a)	4,892	83,164
Methode Electronics, Inc.	1,935	84,908
OSI Systems, Inc.(a)	841	86,085
PC Connection, Inc.	604	27,156
Plexus Corp.(a)	1,486	144,989

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Rogers Corp.(a)	970	$158,527
Sanmina Corp.(a)	3,134	191,143
ScanSource, Inc.(a)	1,214	36,954
TTM Technologies, Inc.(a)	5,485	73,992

		2,128,158

Energy Equipment & Services — 1.9%
Archrock, Inc.	7,193	70,275
Bristow Group, Inc.(a)	1,272	28,493
Core Laboratories NV	2,734	60,285
DMC Global, Inc.(a)	995	21,860
Dril-Quip, Inc.(a)	1,815	52,072
Helix Energy Solutions Group, Inc.(a)	7,632	59,072
Helmerich & Payne, Inc.	5,610	200,557
Nabors Industries Ltd.(a)	524	63,881
Oil States International, Inc.(a)	3,417	28,464
Patterson-UTI Energy, Inc.	11,636	136,141
ProPetro Holding Corp.(a)	5,147	37,007
RPC, Inc.	4,472	34,390
U.S. Silica Holdings, Inc.(a)	4,078	48,691

		841,188

Entertainment — 0.2%
Cinemark Holdings, Inc.(a)(b)	5,762	85,220
Marcus Corp.	1,314	21,024

		106,244

Financial Services — 1.3%
EVERTEC, Inc.	3,601	121,534
Mr. Cooper Group, Inc.(a)	3,720	152,408
NMI Holdings, Inc., Class A(a)	4,508	100,664
Payoneer Global, Inc.(a)	10,676	67,045
Star Holdings(a)	38	667
Walker & Dunlop, Inc.	1,647	125,452

		567,770

Food Products — 2.4%
B&G Foods, Inc.	3,851	59,806
Calavo Growers, Inc.	946	27,216
Cal-Maine Foods, Inc.	2,036	123,972
Fresh Del Monte Produce, Inc.	1,644	49,501
Hain Celestial Group, Inc.(a)	4,794	82,217
Hostess Brands, Inc., Class A(a)	7,188	178,837
J & J Snack Foods Corp.	804	119,169
John B Sanfilippo & Son, Inc.	482	46,715
Seneca Foods Corp., Class A(a)	288	15,054
Simply Good Foods Co.(a)	4,530	180,158
Tootsie Roll Industries, Inc.	982	44,102
TreeHouse Foods, Inc.(a)	2,709	136,615

		1,063,362

Gas Utilities — 0.3%
Chesapeake Utilities Corp.	280	35,837
Northwest Natural Holding Co.	1,894	90,079

		125,916

Ground Transportation — 0.5%
ArcBest Corp.	1,299	120,054
Heartland Express, Inc.	2,503	39,848
Marten Transport Ltd.	3,094	64,819

		224,721

Health Care Equipment & Supplies — 2.8%
AngioDynamics, Inc.(a)	2,094	21,652
Artivion, Inc.(a)	2,154	28,217
Avanos Medical, Inc.(a)	2,495	74,201

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cardiovascular Systems, Inc.(a)	2,256	$44,804
CONMED Corp.	1,636	169,915
Cutera, Inc.(a)	966	22,817
Glaukos Corp.(a)	2,560	128,256
Heska Corp.(a)	544	53,105
Inogen, Inc.(a)	1,224	15,276
Integer Holdings Corp.(a)	1,778	137,795
LeMaitre Vascular, Inc.	1,040	53,529
Merit Medical Systems, Inc.(a)	3,056	225,991
Mesa Laboratories, Inc.	268	46,828
NuVasive, Inc.(a)	2,795	115,462
OraSure Technologies, Inc.(a)	3,905	23,625
Orthofix Medical, Inc.(a)	1,819	30,468
Varex Imaging Corp.(a)	2,153	39,163
Zynex, Inc.(a)(b)	1,176	14,112

		1,245,216

Health Care Providers & Services — 3.4%
AdaptHealth Corp.(a)	4,105	51,025
Addus HomeCare Corp.(a)	869	92,774
Agiliti, Inc.(a)	1,777	28,396
AMN Healthcare Services, Inc.(a)	2,326	192,965
Apollo Medical Holdings, Inc.(a)	2,109	76,915
Community Health Systems, Inc.(a)	6,733	32,992
CorVel Corp.(a)	491	93,428
Cross Country Healthcare, Inc.(a)	1,898	42,363
Ensign Group, Inc.	2,992	285,856
Fulgent Genetics, Inc.(a)	1,052	32,843
ModivCare, Inc.(a)	685	57,595
NeoGenomics, Inc.(a)	6,776	117,970
Owens & Minor, Inc.(a)	4,100	59,655
Pediatrix Medical Group, Inc.(a)	4,401	65,619
RadNet, Inc.(a)	2,619	65,554
Select Medical Holdings Corp.	5,589	144,476
U.S. Physical Therapy, Inc.	699	68,439

		1,508,865

Health Care REITs — 0.6%
CareTrust REIT, Inc.	5,365	105,047
Community Healthcare Trust, Inc.	1,264	46,262
LTC Properties, Inc.	2,174	76,373
Universal Health Realty Income Trust	685	32,955

		260,637

Health Care Technology — 0.5%
Computer Programs & Systems, Inc.(a)	765	23,103
HealthStream, Inc.(a)	1,292	35,013
NextGen Healthcare, Inc.(a)	2,880	50,141
Simulations Plus, Inc.	864	37,964
Veradigm, Inc.(a)	5,882	76,760

		222,981

Hotel & Resort REITs — 1.0%
Chatham Lodging Trust	2,635	27,641
DiamondRock Hospitality Co.	11,215	91,178
Service Properties Trust	8,908	88,724
Summit Hotel Properties, Inc.	5,718	40,026
Sunstone Hotel Investors, Inc.	11,328	111,920
Xenia Hotels & Resorts, Inc.	5,543	72,558

		432,047

Hotels, Restaurants & Leisure — 2.4%
BJ’s Restaurants, Inc.(a)	1,258	36,658
Bloomin’ Brands, Inc.	4,709	120,786
Brinker International, Inc.(a)	2,361	89,718

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cheesecake Factory, Inc.	2,579	$90,394
Chuy’s Holdings, Inc.(a)	971	34,810
Dave & Buster’s Entertainment, Inc.(a)	2,253	82,888
Dine Brands Global, Inc.	843	57,021
El Pollo Loco Holdings, Inc.	1,061	10,175
Golden Entertainment, Inc.(a)	1,180	51,342
Jack in the Box, Inc.	1,106	96,875
Monarch Casino & Resort, Inc.	714	52,943
Ruth’s Hospitality Group, Inc.	1,618	26,568
Sabre Corp.(a)	17,625	75,611
Shake Shack, Inc., Class A(a)(b)	2,001	111,035
Six Flags Entertainment Corp.(a)	3,992	106,626

		1,043,450

Household Durables — 3.3%
Cavco Industries, Inc.(a)	434	137,899
Century Communities, Inc.	1,526	97,542
Ethan Allen Interiors, Inc.	1,231	33,803
Green Brick Partners, Inc.(a)	1,458	51,117
Installed Building Products, Inc.	1,259	143,564
iRobot Corp.(a)	1,456	63,540
La-Z-Boy, Inc.	2,315	67,320
LGI Homes, Inc.(a)	1,099	125,319
M/I Homes, Inc.(a)	1,473	92,932
MDC Holdings, Inc.	3,114	121,041
Meritage Homes Corp.	1,964	229,317
Sonos, Inc.(a)	6,834	134,083
Tri Pointe Homes, Inc.(a)	5,415	137,108

		1,434,585

Household Products — 0.5%
Central Garden & Pet Co.(a)	524	21,515
Central Garden & Pet Co., Class A, NVS(a)	2,207	86,227
WD-40 Co.	731	130,155

		237,897

Industrial REITs — 0.6%
Innovative Industrial Properties, Inc.	1,505	114,365
LXP Industrial Trust	14,800	152,588

		266,953

Insurance — 2.3%
Ambac Financial Group, Inc.(a)	2,422	37,493
American Equity Investment Life Holding Co.	3,726	135,962
AMERISAFE, Inc.	1,026	50,223
Assured Guaranty Ltd.	3,219	161,819
Employers Holdings, Inc.	1,151	47,985
Genworth Financial, Inc., Class A(a)	14,070	70,631
HCI Group, Inc.	365	19,564
Horace Mann Educators Corp.	1,098	36,761
James River Group Holdings Ltd.	1,590	32,833
Mercury General Corp.	1,427	45,293
Palomar Holdings, Inc.(a)	1,354	74,741
ProAssurance Corp.	2,026	37,440
Safety Insurance Group, Inc.	728	54,251
SiriusPoint Ltd.(a)	4,558	37,057
Stewart Information Services Corp.	1,266	51,083
Trupanion, Inc.(a)	1,881	80,676
United Fire Group, Inc.	1,118	29,683
Universal Insurance Holdings, Inc.	1,333	24,287

		1,027,782

Interactive Media & Services — 0.7%
Cars.com, Inc.(a)	3,315	63,979
QuinStreet, Inc.(a)	2,708	42,976

Security	Shares	Value

Interactive Media & Services (continued)
Shutterstock, Inc.	1,295	$94,017
Yelp, Inc.(a)	3,738	114,757

		315,729

IT Services — 0.3%
Perficient, Inc.(a)	1,858	134,129

Life Sciences Tools & Services — 0.1%
BioLife Solutions, Inc.(a)	1,839	39,998
OmniAb, Inc., 12.50 Earnout Shares(a)(c)	262	—
OmniAb, Inc., 15.00 Earnout Shares(a)(c)	262	—

		39,998

Machinery — 5.2%
3D Systems Corp.(a)(b)	7,043	75,501
Alamo Group, Inc.	555	102,209
Albany International Corp., Class A	1,669	149,142
Astec Industries, Inc.	1,212	49,995
Barnes Group, Inc.	2,711	109,199
CIRCOR International, Inc.(a)	1,089	33,890
Enerpac Tool Group Corp.	3,054	77,877
EnPro Industries, Inc.	1,115	115,837
ESCO Technologies, Inc.	1,384	132,103
Federal Signal Corp.	3,255	176,454
Franklin Electric Co., Inc.	2,089	196,575
Greenbrier Cos., Inc.	1,755	56,458
Hillenbrand, Inc.	3,725	177,049
John Bean Technologies Corp.	1,711	186,995
Lindsay Corp.	592	89,469
Proto Labs, Inc.(a)	1,457	48,300
SPX Technologies, Inc.(a)	2,426	171,227
Standex International Corp.	641	78,484
Tennant Co.	995	68,187
Titan International, Inc.(a)	2,734	28,652
Trinity Industries, Inc.	4,389	106,916
Wabash National Corp.	2,562	63,000

		2,293,519

Marine Transportation — 0.3%
Matson, Inc.	2,026	120,891

Media — 0.5%
AMC Networks, Inc., Class A(a)	1,519	26,704
EW Scripps Co., Class A, NVS(a)	3,113	29,293
Gannett Co., Inc.(a)	7,867	14,711
Scholastic Corp., NVS	1,588	54,342
TechTarget, Inc.(a)	1,437	51,905
Thryv Holdings, Inc.(a)	1,655	38,164

		215,119

Metals & Mining — 2.2%
Arconic Corp.(a)	5,237	137,366
ATI, Inc.(a)	6,948	274,168
Carpenter Technology Corp.	2,604	116,555
Century Aluminum Co.(a)	2,727	27,270
Compass Minerals International, Inc.	1,824	62,545
Haynes International, Inc.	673	33,711
Kaiser Aluminum Corp.	857	63,958
Materion Corp.	1,102	127,832
Olympic Steel, Inc.	518	27,045
SunCoke Energy, Inc.	4,486	40,284
TimkenSteel Corp.(a)	2,129	39,046
Tredegar Corp.	1,336	12,198

		961,978

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Apollo Commercial Real Estate Finance, Inc.	6,977	$64,956
ARMOUR Residential REIT, Inc.	8,777	46,079
Ellington Financial, Inc.	3,411	41,648
Franklin BSP Realty Trust, Inc.	4,428	52,826
Invesco Mortgage Capital, Inc.	1,898	21,049
KKR Real Estate Finance Trust, Inc.	3,109	35,412
New York Mortgage Trust, Inc.	4,980	49,601
PennyMac Mortgage Investment Trust	4,753	58,604
Ready Capital Corp.	5,285	53,748
Redwood Trust, Inc.	6,086	41,020
Two Harbors Investment Corp.	5,198	76,463

		541,406

Multi-Utilities — 0.4%
Avista Corp.	3,131	132,911
Unitil Corp.	861	49,111

		182,022

Office REITs — 0.5%
Brandywine Realty Trust	8,853	41,875
Easterly Government Properties, Inc.	4,855	66,708
Hudson Pacific Properties, Inc.	6,891	45,825
Office Properties Income Trust	2,618	32,201
Orion Office REIT, Inc.	3,023	20,254

		206,863

Oil, Gas & Consumable Fuels — 0.7%
Dorian LPG Ltd.	1,720	34,297
Green Plains, Inc.(a)	2,434	75,430
Par Pacific Holdings, Inc.(a)	2,992	87,366
REX American Resources Corp.(a)	818	23,387
World Fuel Services Corp.	3,333	85,158

		305,638

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)	906	30,279
Mercer International, Inc.	2,167	21,182
Sylvamo Corp.	1,714	79,290

		130,751

Passenger Airlines — 0.5%
Allegiant Travel Co.(a)	840	77,263
Hawaiian Holdings, Inc.(a)	2,787	25,529
SkyWest, Inc.(a)	2,705	59,970
Sun Country Airlines Holdings, Inc.(a)	1,740	35,670

		198,432

Personal Care Products — 1.5%
Edgewell Personal Care Co.	2,757	116,952
elf Beauty, Inc.(a)	2,719	223,910
Inter Parfums, Inc.	957	136,124
Medifast, Inc.	588	60,958
Nu Skin Enterprises, Inc., Class A	2,650	104,171
USANA Health Sciences, Inc.(a)	596	37,488

		679,603

Pharmaceuticals — 1.9%
Amphastar Pharmaceuticals, Inc.(a)	2,023	75,862
ANI Pharmaceuticals, Inc.(a)	654	25,977
Cara Therapeutics, Inc.(a)(b)	2,412	11,843
Collegium Pharmaceutical, Inc.(a)	1,799	43,158
Corcept Therapeutics, Inc.(a)	5,138	111,289
Harmony Biosciences Holdings, Inc.(a)	1,592	51,979
Innoviva, Inc.(a)	3,377	37,991
Ligand Pharmaceuticals, Inc.(a)	864	63,556
Nektar Therapeutics(a)	10,092	7,093

Security	Shares	Value

Pharmaceuticals (continued)
Pacira BioSciences, Inc.(a)	2,475	$101,005
Phibro Animal Health Corp., Class A	1,082	16,576
Prestige Consumer Healthcare, Inc.(a)	2,668	167,097
Supernus Pharmaceuticals, Inc.(a)	2,899	105,031

		818,457

Professional Services — 1.1%
CSG Systems International, Inc.	1,611	86,511
Forrester Research, Inc.(a)	604	19,539
Heidrick & Struggles International, Inc.	1,060	32,182
Kelly Services, Inc., Class A, NVS	1,864	30,924
Korn Ferry	2,829	146,372
NV5 Global, Inc.(a)	665	69,140
Resources Connection, Inc.	1,715	29,258
TrueBlue, Inc.(a)	1,769	31,488
TTEC Holdings, Inc.	1,014	37,751

		483,165

Real Estate Management & Development — 0.4%
Anywhere Real Estate, Inc.(a)	6,267	33,090
Douglas Elliman, Inc.	4,217	13,115
Marcus & Millichap, Inc.	1,451	46,592
RE/MAX Holdings, Inc., Class A	1,085	20,354
St. Joe Co.	1,816	75,564

		188,715

Residential REITs — 0.5%
Centerspace	804	43,922
Elme Communities	4,338	77,477
NexPoint Residential Trust, Inc.	1,225	53,496
Veris Residential, Inc.(a)	4,256	62,308

		237,203

Retail REITs — 1.5%
Acadia Realty Trust	4,292	59,873
Getty Realty Corp.	2,105	75,843
Retail Opportunity Investments Corp.	6,719	93,797
RPT Realty	4,399	41,835
Saul Centers, Inc.	691	26,949
SITE Centers Corp.	9,839	120,823
Tanger Factory Outlet Centers, Inc.	5,602	109,967
Urban Edge Properties	6,335	95,405
Urstadt Biddle Properties, Inc., Class A	1,544	27,128
Whitestone REIT	2,488	22,890

		674,510

Semiconductors & Semiconductor Equipment — 4.6%
Alpha & Omega Semiconductor Ltd.(a)	1,199	32,313
Axcelis Technologies, Inc.(a)	1,760	234,520
CEVA, Inc.(a)	1,249	38,007
Cohu, Inc.(a)	2,569	98,624
Diodes, Inc.(a)	2,442	226,520
FormFactor, Inc.(a)	4,133	131,636
Ichor Holdings Ltd.(a)	1,556	50,943
Kulicke & Soffa Industries, Inc.	3,034	159,861
MaxLinear, Inc.(a)	3,888	136,897
Onto Innovation, Inc.(a)	2,658	233,585
PDF Solutions, Inc.(a)	1,586	67,246
Photronics, Inc.(a)	3,323	55,095
Rambus, Inc.(a)	5,771	295,821
Semtech Corp.(a)	3,422	82,607
SMART Global Holdings, Inc.(a)	2,652	45,721
Ultra Clean Holdings, Inc.(a)	2,441	80,944
Veeco Instruments, Inc.(a)	2,751	58,129

		2,028,469

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 3.1%
8x8, Inc.(a)	6,046	$25,212
A10 Networks, Inc.	3,453	53,487
Adeia, Inc.	5,658	50,130
Agilysys, Inc.(a)	1,075	88,698
Alarm.com Holdings, Inc.(a)	2,678	134,650
Cerence, Inc.(a)	2,166	60,843
Consensus Cloud Solutions, Inc.(a)	947	32,283
Digital Turbine, Inc.(a)	4,846	59,896
DoubleVerify Holdings, Inc.(a)(b)	4,686	141,283
Ebix, Inc.	1,256	16,567
InterDigital, Inc.	1,444	105,268
LivePerson, Inc.(a)	3,786	16,696
LiveRamp Holdings, Inc.(a)	3,470	76,097
OneSpan, Inc.(a)	1,890	33,075
Progress Software Corp.(b)	2,326	133,629
SPS Commerce, Inc.(a)	1,935	294,700
Xperi, Inc.(a)	2,241	24,494

		1,347,008

Specialized REITs — 0.8%
Four Corners Property Trust, Inc.	4,500	120,870
Outfront Media, Inc.	7,533	122,261
Safehold, Inc.	2,050	60,210
Uniti Group, Inc.	12,739	45,223

		348,564

Specialty Retail — 4.6%
Aaron’s Co., Inc.	1,641	15,852
Abercrombie & Fitch Co., Class A(a)	2,629	72,955
American Eagle Outfitters, Inc.	9,351	125,678
America’s Car-Mart, Inc.(a)	311	24,634
Asbury Automotive Group, Inc.(a)	1,186	249,060
Boot Barn Holdings, Inc.(a)(b)	1,600	122,624
Buckle, Inc.	1,589	56,711
Caleres, Inc.	1,919	41,508
Chico’s FAS, Inc.(a)	6,670	36,685
Children’s Place, Inc.(a)	652	26,243
Designer Brands, Inc., Class A	2,718	23,755
Genesco, Inc.(a)	639	23,566
Group 1 Automotive, Inc.	781	176,834
Guess?, Inc.	1,645	32,012
Haverty Furniture Cos., Inc.	709	22,624
Hibbett, Inc.	687	40,519
Leslie’s, Inc.(a)	7,987	87,937
MarineMax, Inc.(a)	1,164	33,465
Monro, Inc.	1,684	83,240
National Vision Holdings, Inc.(a)	4,233	79,750
ODP Corp.(a)	2,174	97,787
PetMed Express, Inc.	1,132	18,384
Sally Beauty Holdings, Inc.(a)	5,763	89,788
Shoe Carnival, Inc.	899	23,059
Signet Jewelers Ltd.	2,439	189,705
Sleep Number Corp.(a)(b)	1,185	36,036
Sonic Automotive, Inc., Class A	893	48,526
Upbound Group, Inc.	2,690	65,932
Urban Outfitters, Inc.(a)(b)	3,211	89,009
Zumiez, Inc.(a)	835	15,397

		2,049,275

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.2%
Avid Technology, Inc.(a)	1,777	$56,829
Corsair Gaming, Inc.(a)	2,144	39,342

		96,171

Textiles, Apparel & Luxury Goods — 1.1%
G-III Apparel Group Ltd.(a)	2,303	35,812
Kontoor Brands, Inc.	2,648	128,137
Movado Group, Inc.	837	24,080
Oxford Industries, Inc.	796	84,049
Steven Madden Ltd.	3,929	141,444
Wolverine World Wide, Inc.	4,233	72,173

		485,695

Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	2,069	294,067
Boise Cascade Co.	2,117	133,900
DXP Enterprises, Inc.(a)	846	22,774
GMS, Inc.(a)	2,233	129,269
NOW, Inc.(a)	5,932	66,142
Veritiv Corp.	728	98,382

		744,534

Water Utilities — 1.0%
American States Water Co.	1,984	176,358
California Water Service Group	2,943	171,282
SJW Group	1,430	108,866

		456,506

Wireless Telecommunication Services — 0.4%
Gogo, Inc.(a)	3,468	50,286
Shenandoah Telecommunications Co.	2,680	50,973
Telephone & Data Systems, Inc.	5,362	56,355

		157,614

Total Long-Term Investments — 96.7% (Cost: $45,949,727)		42,650,116

Short-Term Securities

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	718,614	718,829
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	1,812,611	1,812,611

Total Short-Term Securities — 5.8% (Cost: $2,531,147)		2,531,440

Total Investments — 102.5% (Cost: $48,480,874)		45,181,556

Liabilities in Excess of Other Assets — (2.5)%		(1,081,683)

Net Assets — 100.0%		$44,099,873

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$405,593	$312,904	(a)	$—	$105	$227	$718,829	718,614	$4,244	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	760,000	1,052,611	(a)	—	—	—	1,812,611	1,812,611	36,0771

					$105	$227	$2,531,440		$40,321		$1

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-mini Russell 2000 Index	18	06/16/23	$163	$2,929

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$446,283	$(9,705	)(c)	$436,623	1.0%
	Monthly	HSBC Bank PLC(d)	02/10/28	435,573	(34,511	)(e)	401,825	1.0
	Monthly	JPMorgan Chase Bank NA(f)	02/08/24	486,802	(55,880	)(g)	431,866	1.1

					$(100,096)		$1,270,314

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(45) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(763) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(944) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD -1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD -1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Banc of California, Inc.	140	$1,754	0.4%
Bancorp, Inc.	480	13,368	3.1
BankUnited, Inc.	883	19,938	4.6
Brookline Bancorp, Inc.	282	2,961	0.7
Capitol Federal Financial, Inc.	322	2,167	0.5
Central Pacific Financial Corp.	11	197	0.0
City Holding Co.	60	5,453	1.2
Community Bank System, Inc.	188	9,868	2.3
Eagle Bancorp, Inc.	82	2,745	0.6
First Bancorp	1,294	14,777	3.4
First Financial Bancorp	664	14,455	3.3
Hanmi Financial Corp.	282	5,237	1.2
Heritage Financial Corp.	269	5,757	1.3
HomeStreet, Inc.	14	252	0.1
Hope Bancorp, Inc.	36	354	0.1
Independent Bank Corp.	263	17,258	3.9
NBT Bancorp, Inc.	337	11,360	2.6
Northwest Bancshares, Inc.	940	11,308	2.6
OFG Bancorp	325	8,106	1.9
Pacific Premier Bancorp, Inc.	367	8,815	2.0
Preferred Bank	330	18,087	4.1
Provident Financial Services, Inc.	832	15,958	3.6
Renasant Corp.	195	5,963	1.4
S&T Bancorp, Inc.	134	4,214	1.0
Simmons First National Corp., Class A	1,574	27,529	6.3
Southside Bancshares, Inc.	80	2,656	0.6
TrustCo Bank Corp.	85	2,715	0.6
Trustmark Corp.	162	4,001	0.9
United Community Banks, Inc.	681	19,150	4.4
Westamerica BanCorp	4	177	0.0
WSFS Financial Corp.	1,032	38,814	8.9

		295,394

Commercial Services & Supplies
Pitney Bowes, Inc.	1,110	4,318	1.0

Consumer Finance
Bread Financial Holdings, Inc.	303	9,187	2.1

Gas Utilities
Chesapeake Utilities Corp.	132	16,895	3.9

Insurance
Employers Holdings, Inc.	134	5,587	1.3
Genworth Financial, Inc., Class A	1,685	8,459	2.0
Horace Mann Educators Corp.	442	14,798	3.4
James River Group Holdings Ltd.	153	3,159	0.7
ProAssurance Corp.	575	10,626	2.4
Safety Insurance Group, Inc.	25	1,863	0.4

		44,492

Residential REITs
Elme Communities	359	6,412	1.5

	Shares	Value	% of Basket Value

Retail REITs
Getty Realty Corp.	152	$5,476	1.2%

Water Utilities
Middlesex Water Co.	697	54,449	12.5

Net Value of Reference Entity — Goldman Sachs Bank USA		$436,623

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Ameris Bancorp	135	$4,938	1.2%
Axos Financial, Inc.	11	406	0.1
Banc of California, Inc.	432	5,413	1.4
Bancorp, Inc.	124	3,453	0.9
Banner Corp.	83	4,513	1.1
Berkshire Hills Bancorp, Inc.	690	17,291	4.3
Brookline Bancorp, Inc.	546	5,733	1.4
Capitol Federal Financial, Inc.	352	2,369	0.6
Community Bank System, Inc.	160	8,398	2.1
Customers Bancorp, Inc.	222	4,112	1.0
CVB Financial Corp.	116	1,935	0.5
Eagle Bancorp., Inc.	89	2,979	0.8
First Bancorp	614	7,012	1.8
First Bancorp/Southern Pines NC	12	426	0.1
HomeStreet, Inc.	175	3,148	0.8
Hope Bancorp, Inc.	572	5,617	1.4
Independent Bank Corp.	306	20,080	5.0
Lakeland Financial Corp.	53	3,320	0.8
Northfield Bancorp., Inc.	457	5,384	1.3
Northwest Bancshares, Inc.	94	1,131	0.3
Pacific Premier Bancorp, Inc.	701	16,838	4.2
Preferred Bank	47	2,576	0.6
Renasant Corp.	439	13,425	3.3
Seacoast Banking Corp. of Florida	173	4,100	1.0
Simmons First National Corp., Class A	1,492	26,095	6.5
Southside Bancshares, Inc.	1	33	0.0
Triumph Financial, Inc.	1	58	0.0
TrustCo Bank Corp.	21	671	0.2
Trustmark Corp.	238	5,879	1.5
United Community Banks, Inc.	3	84	0.0
Verites Holdings, Inc.	140	2,556	0.6
Westamerica BanCorp	73	3,234	0.8
WSFS Financial Corp.	57	2,144	0.5

		185,351

Commercial Services & Supplies
Pitney Bowes, Inc.	5,737	22,317	5.6

Consumer Finance
Green Dot Corp., Class A	124	2,130	0.5

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Electronic Equipment, Instruments & Components
Rogers Corp.	3	$490	0.1%
ScanSource, Inc.	147	4,475	1.1

		4,965

Gas Utilities
Chesapeake Utilities Corp.	540	69,115	17.2

Hotel & Resort REITs
Xenia Hotels & Resorts, Inc.	36	471	0.1

Insurance
Employers Holdings, Inc.	175	7,296	1.8
Genworth Financial, Inc., Class A	2,109	10,587	2.6
Horace Mann Educators Corp.	655	21,929	5.5
James River Group Holdings Ltd.	499	10,304	2.6
ProAssurance Corp.	295	5,452	1.4
Safety Insurance Group, Inc.	38	2,832	0.7
Stewart Information Services Corp.	190	7,666	1.9
United Fire Group, Inc.	45	1,195	0.3
Universal Insurance Holdings, Inc.	141	2,569	0.6

		69,830

Multi-Utilities
Avista Corp.	175	7,429	1.8

Oil, Gas & Consumable Fuels
Green Plains, Inc.	422	13,078	3.3

Retail REITs
Getty Realty Corp.	26	937	0.3
RPT Realty	176	1,673	0.4

		2,610

Specialized REITs
Outfront Media, Inc.	308	4,999	1.2

Water Utilities
Middlesex Water Co.	250	19,530	4.9

Net Value of Reference Entity — HSBC Bank PLC		$401,825

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Axos Financial, Inc.	209	$7,716	1.8%
Banner Corp.	167	9,080	2.1

	Shares	Value	% of Basket Value

Banks (continued)
Capitol Federal Financial, Inc.	631	$4,247	1.0%
Central Pacific Financial Corp.	857	15,340	3.6
Community Bank System, Inc.	256	13,438	3.1
CVB Financial Corp.	628	10,475	2.4
Eagle Bancorp, Inc.	151	5,054	1.2
First BanCorp/Puerto Rico	1,848	21,104	4.9
First Bancorp/Southern Pines NC	181	6,429	1.5
First Commonwealth Financial Corp.	447	5,556	1.3
Independent Bank Corp.	696	45,672	10.6
National Bank Holdings Corp., Class A	96	3,212	0.7
Pathward Financial, Inc.	355	14,729	3.4
Preferred Bank	225	12,332	2.9
Seacoast Banking Corp. of Florida	371	8,793	2.0
Simmons First National Corp., Class A	158	2,763	0.6
Southside Bancshares, Inc.	232	7,702	1.8
Triumph Bancorp, Inc.	99	5,748	1.3
United Community Banks, Inc.	223	6,271	1.5
Veritex Holdings, Inc.	657	11,997	2.8
WSFS Financial Corp.	464	17,451	4.0

		235,109

Capital Markets
Virtus Investment Partners, Inc.	13	2,475	0.6
WisdomTree, Inc.	491	2,877	0.6

		5,352

Consumer Finance
Bread Financial Holdings, Inc.	1,727	52,363	12.1
Green Dot Corp., Class A	1,512	25,976	6.0

		78,339

Diversified REITs
Acadia Realty Trust	804	11,216	2.6

Electronic Equipment, Instruments & Components
Rogers Corp.	37	6,047	1.4

Hotel & Resort REITs
Xenia Hotels & Resorts, Inc.	531	6,951	1.6

Insurance
Genworth Financial, Inc., Class A	8,725	43,800	10.2

Metals & Mining
Arconic Corp.	210	5,508	1.3

Multi-Utilities
Avista Corp.	654	27,762	6.4

Office REITs
Brandywine Realty Trust	355	1,679	0.4

Oil, Gas & Consumable Fuels
Green Plains, Inc.	326	10,103	2.3

Net Value of Reference Entity — JPMorgan Chase Bank NA		$431,866

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ —	$ (100,096)

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts	$—	$—	$2,929	$—	$—	$—	$2,929

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$—	$100,096	$—	$—	$—	$100,096

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,931	$—	$—	$—	$2,931
Swaps	—	—	(128,210)	—	—	—	(128,210)

	$—	$—	$(125,279)	$—	$—	$—	$(125,279)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,929	$—	$—	$—	$2,929
Swaps	—	—	(115,081)	—	—	—	(115,081)

	$—	$—	$(112,152)	$—	$—	$—	$(112,152)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$83,920

Total return swaps
Average notional amount	$1,202,452

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$2,844	$—
Swaps — OTC(a)	—	100,096

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,844	$100,096

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,844)	—

Total derivative assets and liabilities subject to an MNA	$—	$100,096

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2023	iShares® ESG Screened S&P Small-Cap ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)

Goldman Sachs Bank USA	$9,705	$—	$—	$—	$9,705
HSBC Bank PLC	34,511	—	—	—	34,511
J.P. Morgan Securities LLC	55,880	—	—	—	55,880

	$100,096	$—	$—	$—	$100,096

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$42,650,116	$—	$—	$42,650,116
Short-Term Securities
Money Market Funds	2,531,440	—	—	2,531,440

	$45,181,556	$—	$—	$45,181,556

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,929	$—	$—	$2,929
Liabilities
Equity Contracts	—	(100,096)	—	(100,096)

	$2,929	$(100,096)	$—	$(97,167)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2023

	iShares ESG Screened S&P 500 ETF	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$129,102,020	$101,734,711	$42,650,116
Investments, at value — affiliated(c)	657,424	3,416,723	2,531,440
Cash	10,738	765	—
Cash pledged:
Futures contracts	14,000	16,000	12,000
Receivables:
Investments sold	397	176,060	30,968
Securities lending income — affiliated	140	2,677	460
Swaps	—	—	4,859
Dividends — unaffiliated	81,869	123,594	49,445
Dividends — affiliated	730	755	6,551
Variation margin on futures contracts	4,571	4,450	2,844

Total assets	129,871,889	105,475,735	45,288,683

LIABILITIES
Bank overdraft	—	—	3
Collateral on securities loaned	68,603	3,258,117	718,873
Payables:
Investments purchased	397	161,016	204,504
Swaps	—	—	160,929
Investment advisory fees	9,017	10,584	4,405
Unrealized depreciation on OTC swaps	—	—	100,096

Total liabilities	78,017	3,429,717	1,188,810

NET ASSETS	$129,793,872	$102,046,018	$44,099,873

NET ASSETS CONSIST OF:
Paid-in capital	$158,692,252	$110,472,167	$49,480,002
Accumulated loss	(28,898,380)	(8,426,149)	(5,380,129)

NET ASSETS	$129,793,872	$102,046,018	$44,099,873

NET ASSET VALUE

Shares outstanding	4,200,000	3,000,000	1,300,000

Net asset value	$30.90	$34.02	$33.92

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$154,856,056	$106,652,582	$45,949,727
(b) Securities loaned, at value	$67,920	$3,254,883	$725,154
(c) Investments, at cost — affiliated	$809,933	$3,416,150	$2,531,147

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations

Year Ended March 31, 2023

	iShares ESG Screened S&P 500 ETF	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$2,908,324	$1,424,377	$520,170
Dividends — affiliated	27,330	5,533	36,077
Securities lending income — affiliated — net	1,679	36,649	4,244
Foreign taxes withheld	(906)	—	(429)

Total investment income	2,936,427	1,466,559	560,062

EXPENSES
Investment advisory	158,396	105,437	41,829

Total expenses	158,396	105,437	41,829

Net investment income	2,778,031	1,361,122	518,233

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,320,624)	(2,322,889)	(1,135,308)
Investments — affiliated	(989)	307	105
Capital gain distributions from underlying funds — affiliated	—	—	1
Futures contracts	(19,644)	(5,910)	2,931
In-kind redemptions — unaffiliated(a)	(13,691,198)	2,082,109	784,227
In-kind redemptions — affiliated(a)	(23,035)	—	—
Swaps	—	—	(128,210)

	(16,055,490)	(246,383)	(476,254)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,886,548)	(4,178,089)	(2,130,779)
Investments — affiliated	(35,525)	462	227
Futures contracts	(9,704)	5,977	2,929
Swaps	—	—	(115,081)

	(13,931,777)	(4,171,650)	(2,242,704)

Net realized and unrealized loss	(29,987,267)	(4,418,033)	(2,718,958)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,209,236)	$(3,056,911)	$(2,200,725)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares ESG Screened S&P 500 ETF		iShares ESG Screened S&P Mid-Cap ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,778,031	$2,155,766	$1,361,122	$586,448
Net realized gain (loss)	(16,055,490)	27,890,630	(246,383)	1,134,234
Net change in unrealized appreciation (depreciation)	(13,931,777)	(13,278,031)	(4,171,650)	(2,007,608)

Net increase (decrease) in net assets resulting from operations	(27,209,236)	16,768,365	(3,056,911)	(286,926)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,794,860)	(2,164,851)	(1,398,055)	(598,577)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(68,616,036)	183,536,895	29,834,804	57,811,412

NET ASSETS
Total increase (decrease) in net assets	(98,620,132)	198,140,409	25,379,838	56,925,909
Beginning of year	228,414,004	30,273,595	76,666,180	19,740,271

End of year	$129,793,872	$228,414,004	$102,046,018	$76,666,180

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets  (continued)

	iShares ESG Screened S&P Small-Cap ETF
	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$518,233	$167,343
Net realized gain (loss)	(476,254)	1,351,582
Net change in unrealized appreciation (depreciation)	(2,242,704)	(2,333,805)

Net decrease in net assets resulting from operations	(2,200,725)	(814,880)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(524,007)	(297,928)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,208,671	16,027,431

NET ASSETS
Total increase in net assets	19,483,939	14,914,623
Beginning of year	24,615,934	9,701,311

End of year	$44,099,873	$24,615,934

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Screened S&P 500 ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$34.35	$30.27	$25.29

Net investment income(b)	0.42	0.39	0.21
Net realized and unrealized gain(c)	(3.45)	4.07	4.91

Net increase from investment operations	(3.03)	4.46	5.12

Distributions from net investment income(d)	(0.42)	(0.38)	(0.14)

Net asset value, end of period	$30.90	$34.35	$30.27

Total Return(e)
Based on net asset value	(8.72)%	14.74%	20.27	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.08%	0.08%	0.08	%(h)

Net investment income	1.40%	1.12%	1.37	%(h)

Supplemental Data
Net assets, end of period (000)	$129,794	$228,414	$30,274

Portfolio turnover rate(i)	4%	3%	6%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Screened S&P Mid-Cap ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$36.51	$35.89	$25.19

Net investment income(b)	0.52	0.46	0.22
Net realized and unrealized gain(c)	(2.50)	0.58	10.66

Net increase from investment operations	(1.98)	1.04	10.88

Distributions from net investment income(d)	(0.51)	(0.42)	(0.18)

Net asset value, end of period	$34.02	$36.51	$35.89

Total Return(e)
Based on net asset value	(5.35)%	2.88%	43.29	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12	%(h)

Net investment income	1.55%	1.23%	1.29	%(h)

Supplemental Data
Net assets, end of period (000)	$102,046	$76,666	$19,740

Portfolio turnover rate(i)	20%	26%	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Screened S&P Small-Cap ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$37.87	$38.81	$25.18

Net investment income(b)	0.51	0.39	0.20
Net realized and unrealized gain(c)	(3.97)	(0.55)	13.69

Net increase from investment operations	(3.46)	(0.16)	13.89

Distributions from net investment income(d)	(0.49)	(0.78)	(0.26)

Net asset value, end of period	$33.92	$37.87	$38.81

Total Return(e)
Based on net asset value	(9.08)%	(0.47)%	55.32	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12	%(h)

Net investment income	1.49%	1.00%	1.13	%(h)

Supplemental Data
Net assets, end of period (000)	$44,100	$24,616	$9,701

Portfolio turnover rate(i)	23%	34%	18%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Screened S&P 500 ETF	Non-Diversified
ESG Screened S&P Mid-Cap	Non-Diversified
ESG Screened S&P Small-Cap	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

ESG Screened S&P 500 ETF
Barclays Bank PLC	$15,774	$(15,774)	$—		$—
BofA Securities, Inc.	17,472	(17,472)	—		—
Citadel Clearing LLC	23,771	(23,771)	—		—
Citigroup Global Markets, Inc.	450	(436)	—		14
UBS AG	10,453	(10,453)	—		—

	$67,920	$(67,906)	$—		$14

ESG Screened S&P Mid-Cap
Barclays Bank PLC	$167,577	$(167,084)	$—		$493
Barclays Capital, Inc.	355,020	(355,020)	—		—
BofA Securities, Inc.	108,743	(108,576)	—		167
Citadel Clearing LLC	487,640	(484,300)	—		3,340
Citigroup Global Markets, Inc.	21,915	(21,848)	—		67
HSBC Bank PLC	275,661	(275,661)	—		—
J.P. Morgan Securities LLC	610,113	(610,113)	—		—
Toronto-Dominion Bank	851,808	(848,825)	—		2,983
UBS AG	286,143	(276,517)	—		9,626
UBS Securities LLC	90,263	(90,263)	—		—

	$3,254,883	$(3,238,207)	$—		$16,676

ESG Screened S&P Small-Cap
Barclays Bank PLC	$99,632	$(99,450)	$—		$182
BofA Securities, Inc.	81,968	(81,734)	—		234
Goldman Sachs & Co. LLC	469,955	(463,827)	—		6,128
J.P. Morgan Securities LLC	25,329	(25,329)	—		—
Pershing LLC	13,428	(13,148)	—		280
Scotia Capital (USA), Inc.	34,842	(34,842)	—		—

	$725,154	$(718,330)	$—		$6,824

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded on the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares EGS Screened S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of the agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

ESG Screened S&P 500	0.08%
ESG Screened S&P Mid-Cap	0.12
ESG Screened S&P Small-Cap	0.12

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to September 12, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

ESG Screened S&P 500 ETF	$675
ESG Screened S&P Mid-Cap	9,423
ESG Screened S&P Small-Cap	1,337

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Screened S&P 500 ETF	$1,893,031	$1,535,538	$(609,648)
ESG Screened S&P Mid-Cap	2,594,587	5,066,854	(1,683,906)

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Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Screened S&P Small-Cap	$1,223,469	$341,914	$(86,073)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions,, were as follows:

iShares ETF	Purchases	Sales

ESG Screened S&P 500 ETF	$7,070,518	$7,633,029
ESG Screened S&P Mid-Cap	18,036,380	17,836,109
ESG Screened S&P Small-Cap	9,857,093	7,627,797

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Screened S&P 500 ETF	$79,486,070	$147,412,983
ESG Screened S&P Mid-Cap	44,231,249	14,801,457
ESG Screened S&P Small-Cap	24,807,975	5,766,358

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

ESG Screened S&P 500 ETF	$(13,841,039)	$13,841,039
ESG Screened S&P Mid-Cap	2,068,983	(2,068,983)
ESG Screened S&P Small-Cap	758,869	(758,869)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2023	Year Ended March 31, 2022
ESG Screened S&P 500 ETF
Ordinary income	$2,794,860	$2,164,851

ESG Screened S&P Mid-Cap
Ordinary income	$1,398,055	$598,577

ESG Screened S&P Small-Cap
Ordinary income	$524,007	$297,928

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total
ESG Screened S&P 500 ETF	$—	$(2,733,274)	$(26,165,106)	$—	$(28,898,380)
ESG Screened S&P Mid-Cap	3,087	(2,793,371)	(5,635,865)	—	(8,426,149)
ESG Screened S&P Small-Cap	—	(1,397,798)	(3,723,239)	(259,092)	(5,380,129)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales, accounting for swap agreements, the timing and recognition of realized gains/losses for tax purposes and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ESG Screened S&P 500 ETF	$155,924,551	$2,025,225	$(28,190,332)	$(26,165,107)
ESG Screened S&P Mid-Cap	110,787,299	6,917,945	(12,553,810)	(5,635,865)
ESG Screened S&P Small-Cap	48,904,795	2,681,405	(6,404,644)	(3,723,239)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

ESG Screened S&P 500 ETF
Shares sold	2,700,000	$79,779,151	15,950,000	$540,500,596

Shares redeemed	(5,150,000)	(148,395,187)	(10,300,000)	(356,963,701)

	(2,450,000)	$(68,616,036)	5,650,000	$183,536,895

ESG Screened S&P Mid-Cap
Shares sold	1,350,000	$44,682,535	1,850,000	$68,955,535

Shares redeemed	(450,000)	(14,847,731)	(300,000)	(11,144,123)

	900,000	$29,834,804	1,550,000	$57,811,412

ESG Screened S&P Small-Cap
Shares sold	850,000	$28,860,781	700,000	$27,779,582

Shares redeemed	(200,000)	(6,652,110)	(300,000)	(11,752,151)

	650,000	$22,208,671	400,000	$16,027,431

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Screened S&P 500 ETF
iShares ESG Screened S&P Mid-Cap ETF
iShares ESG Screened S&P Small-Cap ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income

ESG Screened S&P 500 ETF	$2,696,846
ESG Screened S&P Mid-Cap	1,132,956
ESG Screened S&P Small-Cap	368,498

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income

ESG Screened S&P 500 ETF	$113,254
ESG Screened S&P Mid-Cap	120,574
ESG Screened S&P Small-Cap	67,183

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

ESG Screened S&P 500 ETF	93.35%
ESG Screened S&P Mid-Cap	80.04
ESG Screened S&P Small-Cap	69.10

I M P O R T A N T T A X I N F O R M A T I O N	53

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
ESG Screened S&P Mid-Cap(a)	$0.505453	$—	$0.000770	$0.506223	100%	—%	0%	100%
ESG Screened S&P Small-Cap	0.492598	—	—	0.492598	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	55

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co.-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co.-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information  (continued)

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	61

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Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representations regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-315-0323

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty-one series of the registrant for which the fiscal year-end is March 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $270,700 for the fiscal year ended March 31, 2022 and $283,700 for the fiscal year ended March 31, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2022 and March 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $203,700 for the fiscal year ended March 31, 2022 and $203,700 for the fiscal year ended March 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2022 and March 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $203,700 for the fiscal year ended March 31, 2022 and $203,700 for the fiscal year ended March 31, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: May 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: May 25, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: May 25, 2023